UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2012

Item 1. Reports to Stockholders

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past 6 months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity® Blue Chip Value Fund	-3.95%	-5.64%	2.65%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling, and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Michael Chren, Portfolio Manager of Fidelity® Blue Chip Value Fund: For the year, the fund returned -3.95%, significantly trailing the benchmark Russell 1000® Value Index, which gained 7.64%. By far, the biggest underperformance came from stock picking in information technology, including communications software company Comverse Technology, semiconductor maker Advanced Micro Devices and, especially, Alcatel-Lucent, a French maker of network communications equipment that struggled during the period. I sold the stock in the second quarter of 2012. Another negative was the diversified financials industry, in which both poor security selection - led by Citigroup - and an unproductive overweighting hurt. Our foreign holdings detracted overall, due in part to a stronger U.S. dollar. The story was mixed in consumer discretionary, where, despite helpful positioning among durables/apparel names, my choices within retailing and media disappointed, more than offsetting any gain. Global positioning device manufacturer Garmin was the strongest performer in this sector overall, while retailer J.C. Penney stood out on the downside. Elsewhere, other individual positives were Mexican brewer Grupo Modelo and two large pharmaceutical companies, Merck and Pfizer. Several stocks I've mentioned were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Actual	.74%	$ 1,000.00	$ 1,005.90	$ 3.69
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.18	$ 3.72

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	4.4	4.0
Exxon Mobil Corp.	4.3	0.0
General Electric Co.	4.0	3.1
Merck & Co., Inc.	3.5	3.5
Chevron Corp.	3.3	3.0
Citigroup, Inc.	2.7	4.4
Comverse Technology, Inc.	2.7	2.0
Aozora Bank Ltd.	2.6	2.4
Anadarko Petroleum Corp.	2.4	1.2
Wells Fargo & Co.	2.3	2.4
	32.2
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	24.8
Energy	15.7	9.0
Health Care	15.2	15.8
Information Technology	9.8	11.5
Consumer Discretionary	7.8	8.9
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks 96.6%		Stocks 94.8%
	Short-Term Investments and Net Other Assets (Liabilities) 3.4%		Short-Term Investments and Net Other Assets (Liabilities) 5.2%
* Foreign investments	9.3%	** Foreign investments	22.7%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CONSUMER DISCRETIONARY - 7.8%
Diversified Consumer Services - 1.0%
DeVry, Inc.	127,763	$ 2,507,988
Household Durables - 1.6%
Garmin Ltd. (d)	96,656	3,731,888
Media - 2.9%
DISH Network Corp. Class A	109,256	3,360,715
Time Warner, Inc.	13,154	514,584
Washington Post Co. Class B (d)	9,073	3,071,211
		6,946,510
Multiline Retail - 2.3%
JCPenney Co., Inc. (d)	238,367	5,365,641
TOTAL CONSUMER DISCRETIONARY		18,552,027
CONSUMER STAPLES - 6.7%
Beverages - 1.3%
Grupo Modelo SAB de CV Series C	364,239	3,284,546
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	45,656	2,065,934
Wal-Mart Stores, Inc.	35,581	2,648,294
		4,714,228
Food Products - 2.2%
Kraft Foods, Inc. Class A	131,101	5,206,021
Household Products - 1.2%
Procter & Gamble Co.	43,787	2,826,013
TOTAL CONSUMER STAPLES		16,030,808
ENERGY - 15.7%
Energy Equipment & Services - 1.9%
Cameron International Corp. (a)	62,559	3,144,841
Halliburton Co.	41,300	1,368,269
		4,513,110
Oil, Gas & Consumable Fuels - 13.8%
Anadarko Petroleum Corp.	80,734	5,606,169
Apache Corp.	8,600	740,632
Chevron Corp.	70,933	7,772,838
Exxon Mobil Corp.	117,975	10,246,129
Hess Corp.	14,133	666,512
Marathon Petroleum Corp.	11,227	531,037
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp.	37,516	$ 3,265,017
Williams Companies, Inc.	122,583	3,896,914
		32,725,248
TOTAL ENERGY		37,238,358
FINANCIALS - 24.3%
Capital Markets - 3.7%
Ameriprise Financial, Inc.	9,600	496,512
Bank of New York Mellon Corp.	66,200	1,408,736
E*TRADE Financial Corp. (a)	568,409	4,336,961
Goldman Sachs Group, Inc.	7,847	791,762
State Street Corp.	42,070	1,698,787
		8,732,758
Commercial Banks - 9.2%
Aozora Bank Ltd.	2,658,000	6,089,898
Fifth Third Bancorp	150,600	2,081,292
KeyCorp	552,759	4,411,017
U.S. Bancorp	68,998	2,311,433
Wells Fargo & Co.	164,298	5,554,915
Zions Bancorporation	76,937	1,400,253
		21,848,808
Consumer Finance - 0.6%
Capital One Financial Corp.	26,700	1,508,283
Diversified Financial Services - 4.9%
Bank of America Corp.	198,435	1,456,513
Citigroup, Inc.	235,387	6,386,049
JPMorgan Chase & Co.	104,216	3,751,776
		11,594,338
Insurance - 4.6%
Allstate Corp.	32,000	1,097,600
Assurant, Inc.	43,186	1,563,765
Berkshire Hathaway, Inc. Class B (a)	17,821	1,511,934
MetLife, Inc.	46,755	1,438,651
RenaissanceRe Holdings Ltd.	15,852	1,172,889
The Chubb Corp.	20,416	1,484,039
XL Group PLC Class A	129,126	2,666,452
		10,935,330
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.8%
Weyerhaeuser Co.	81,884	$ 1,911,991
Thrifts & Mortgage Finance - 0.5%
Radian Group, Inc. (d)	479,299	1,342,037
TOTAL FINANCIALS		57,873,545
HEALTH CARE - 15.2%
Health Care Equipment & Supplies - 0.2%
CareFusion Corp. (a)	15,305	373,595
Health Care Providers & Services - 0.8%
HCA Holdings, Inc.	73,389	1,943,341
Pharmaceuticals - 14.2%
Bristol-Myers Squibb Co.	51,741	1,841,980
Eli Lilly & Co.	59,849	2,635,151
Johnson & Johnson	78,002	5,399,298
Merck & Co., Inc.	188,195	8,312,573
Pfizer, Inc.	436,253	10,487,523
Sanofi SA sponsored ADR	129,136	5,248,087
		33,924,612
TOTAL HEALTH CARE		36,241,548
INDUSTRIALS - 6.9%
Aerospace & Defense - 1.9%
Textron, Inc.	172,321	4,488,962
Construction & Engineering - 1.0%
Jacobs Engineering Group, Inc. (a)	58,025	2,238,024
Industrial Conglomerates - 4.0%
General Electric Co.	462,031	9,587,143
TOTAL INDUSTRIALS		16,314,129
INFORMATION TECHNOLOGY - 9.8%
Communications Equipment - 0.9%
Cisco Systems, Inc.	129,000	2,057,550
Computers & Peripherals - 1.8%
Hewlett-Packard Co.	240,837	4,392,867
Electronic Equipment & Components - 1.1%
Corning, Inc.	220,999	2,521,599
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Office Electronics - 1.0%
Xerox Corp.	362,875	$ 2,514,724
Semiconductors & Semiconductor Equipment - 1.6%
Advanced Micro Devices, Inc. (a)	913,218	3,707,665
Software - 3.4%
Comverse Technology, Inc. (a)	1,170,627	6,356,505
Microsoft Corp.	34,158	1,006,636
Symantec Corp. (a)	54,301	855,241
		8,218,382
TOTAL INFORMATION TECHNOLOGY		23,412,787
MATERIALS - 1.6%
Metals & Mining - 1.6%
Newmont Mining Corp.	85,388	3,797,204
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	114,662	4,347,983
CenturyLink, Inc.	21,200	880,648
		5,228,631
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp. (a)	173,900	758,204
TOTAL TELECOMMUNICATION SERVICES		5,986,835
UTILITIES - 6.1%
Electric Utilities - 5.3%
Duke Energy Corp.	23,961	1,624,077
Edison International	40,416	1,866,411
Exelon Corp.	67,359	2,635,084
FirstEnergy Corp.	61,057	3,066,283
NextEra Energy, Inc.	47,565	3,372,359
		12,564,214
Multi-Utilities - 0.8%
Sempra Energy	27,900	1,964,439
TOTAL UTILITIES		14,528,653
TOTAL COMMON STOCKS (Cost $253,611,540)		229,975,894
U.S. Treasury Obligations - 0.0%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.07% 8/23/12 (Cost $99,996)	$ 100,000	$ 99,997
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	9,955,067	9,955,067
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	10,217,787	10,217,787
TOTAL MONEY MARKET FUNDS (Cost $20,172,854)		20,172,854
TOTAL INVESTMENT PORTFOLIO - 105.1% (Cost $273,884,390)		250,248,745
NET OTHER ASSETS (LIABILITIES) - (5.1)%		(12,116,653)
NET ASSETS - 100%		$ 238,132,092
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,310
Fidelity Securities Lending Cash Central Fund	173,140
Total	$ 190,450
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 18,552,027	$ 18,552,027	$ -	$ -
Consumer Staples	16,030,808	16,030,808	-	-
Energy	37,238,358	37,238,358	-	-
Financials	57,873,545	51,783,647	6,089,898	-
Health Care	36,241,548	36,241,548	-	-
Industrials	16,314,129	16,314,129	-	-
Information Technology	23,412,787	23,412,787	-	-
Materials	3,797,204	3,797,204	-	-
Telecommunication Services	5,986,835	5,986,835	-	-
Utilities	14,528,653	14,528,653	-	-
U.S. Government and Government Agency Obligations	99,997	-	99,997	-
Money Market Funds	20,172,854	20,172,854	-	-
Total Investments in Securities:	$ 250,248,745	$ 244,058,850	$ 6,189,895	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 4,465,199
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $10,015,065) - See accompanying schedule: Unaffiliated issuers (cost $253,711,536)	$ 230,075,891
Fidelity Central Funds (cost $20,172,854)	20,172,854
Total Investments (cost $273,884,390)		$ 250,248,745
Cash		826
Receivable for investments sold		1,367,274
Receivable for fund shares sold		169,801
Dividends receivable		166,001
Distributions receivable from Fidelity Central Funds		5,591
Other receivables		10,982
Total assets		251,969,220

Liabilities
Payable for investments purchased	$ 3,104,970
Payable for fund shares redeemed	345,071
Accrued management fee	50,782
Other affiliated payables	66,451
Other payables and accrued expenses	52,067
Collateral on securities loaned, at value	10,217,787
Total liabilities		13,837,128

Net Assets		$ 238,132,092
Net Assets consist of:
Paid in capital		$ 428,659,625
Undistributed net investment income		2,888,150
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(169,780,036)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(23,635,647)
Net Assets, for 23,201,318 shares outstanding		$ 238,132,092
Net Asset Value, offering price and redemption price per share ($238,132,092 ÷ 23,201,318 shares)		$ 10.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 8,241,146
Interest		96
Income from Fidelity Central Funds		190,450
Total income		8,431,692

Expenses
Management fee Basic fee	$ 1,866,714
Performance adjustment	(668,963)
Transfer agent fees	995,759
Accounting and security lending fees	134,935
Custodian fees and expenses	162,060
Independent trustees' compensation	2,291
Registration fees	24,264
Audit	54,369
Legal	2,317
Interest	245
Miscellaneous	3,701
Total expenses before reductions	2,577,692
Expense reductions	(26,195)	2,551,497
Net investment income (loss)		5,880,195
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(30,416,727)
Foreign currency transactions	(72,828)
Futures contracts	435,688
Total net realized gain (loss)		(30,053,867)
Change in net unrealized appreciation (depreciation) on: Investment securities	4,530,260
Assets and liabilities in foreign currencies	1,609
Total change in net unrealized appreciation (depreciation)		4,531,869
Net gain (loss)		(25,521,998)
Net increase (decrease) in net assets resulting from operations		$ (19,641,803)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,880,195	$ 5,151,642
Net realized gain (loss)	(30,053,867)	39,541,706
Change in net unrealized appreciation (depreciation)	4,531,869	(11,263,482)
Net increase (decrease) in net assets resulting from operations	(19,641,803)	33,429,866
Distributions to shareholders from net investment income	(6,210,896)	(4,255,614)
Distributions to shareholders from net realized gain	-	(151,971)
Total distributions	(6,210,896)	(4,407,585)
Share transactions Proceeds from sales of shares	50,616,788	201,830,415
Reinvestment of distributions	6,061,422	4,272,411
Cost of shares redeemed	(225,740,112)	(126,991,551)
Net increase (decrease) in net assets resulting from share transactions	(169,061,902)	79,111,275
Total increase (decrease) in net assets	(194,914,601)	108,133,556

Net Assets
Beginning of period	433,046,693	324,913,137
End of period (including undistributed net investment income of $2,888,150 and undistributed net investment income of $3,294,783, respectively)	$ 238,132,092	$ 433,046,693
Other Information Shares
Sold	5,083,409	18,133,138
Issued in reinvestment of distributions	639,450	426,327
Redeemed	(22,414,922)	(11,763,946)
Net increase (decrease)	(16,692,063)	6,795,519

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.86	$ 9.82	$ 8.95	$ 12.15	$ 15.46
Income from Investment Operations
Net investment income (loss) B	.18	.14	.10	.16	.21
Net realized and unrealized gain (loss)	(.62)	1.04	.90	(3.17)	(2.68)
Total from investment operations	(.44)	1.18	1.00	(3.01)	(2.47)
Distributions from net investment income	(.16)	(.14)	(.13)	(.18)	(.16)
Distributions from net realized gain	-	(.01)	-	(.01)	(.68)
Total distributions	(.16)	(.14) F	(.13)	(.19)	(.84)
Net asset value, end of period	$ 10.26	$ 10.86	$ 9.82	$ 8.95	$ 12.15
Total Return A	(3.95)%	12.14%	11.20%	(24.89)%	(16.86)%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.75%	.87%	.77%	.92%
Expenses net of fee waivers, if any	.77%	.75%	.87%	.77%	.92%
Expenses net of all reductions	.76%	.74%	.86%	.77%	.91%
Net investment income (loss)	1.76%	1.31%	1.05%	1.87%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 238,132	$ 433,047	$ 324,913	$ 332,765	$ 517,730
Portfolio turnover rate D	102%	141%	59%	69%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,009,931
Gross unrealized depreciation	(43,231,224)
Net unrealized appreciation (depreciation) on securities and other investments	$ (30,221,293)

Tax Cost	$ 280,470,038

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,888,150
Capital loss carryforward	$ (151,409,344)
Net unrealized appreciation (depreciation)	$ (30,221,295)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (76,906,749)
2018	(55,500,128)
Total with expiration	(132,406,877)
No expiration
Short-term	(15,176,947)
Long-term	(3,825,520)
Total no expiration	(19,002,467)
Total capital loss carryforward	$ (151,409,344)

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $11,785,043 of capital losses recognized during the period November 1, 2011 to July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 6,210,896	$ 4,407,585

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $435,688 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $329,105,711 and $497,954,038, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24,889 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,009,000.32%		$ 245

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,003 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any

Annual Report

8. Security Lending - continued

additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $694,980. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $173,140, including $598 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $26,195 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

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BCV-UANN-0912
1.789709.109

Fidelity®

Growth & Income

Portfolio -
Class K

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class K A	10.66%	-5.05%	1.32%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth & Income Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio - Class K on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Growth & Income Portfolio: For the year, the fund's Class K shares gained 10.66%, ahead of the S&P 500®. Positioning in information tech was a bright spot, especially software/services names. Investments in consumer discretionary were beneficial, especially picks in the consumer durables and apparel group. Positioning in energy and materials helped as well. Conversely, the fund was hurt by underweight positions in telecommunication services and utilities, and the health care and industrials stocks I owned did not fare well. The fund's foreign holdings weighed on performance, hampered in part by a stronger U.S. dollar. The top contributor was U.K.-based Autonomy, an enterprise software maker. The non-index stock rose sharply in August on a takeover bid from Hewlett-Packard, and I sold it after the announcement. Mortgage lender Wells Fargo was helpful, as its stock was lifted by revised earnings estimates. An overweight in MasterCard boosted performance because earnings estimates for the card-processing company increased. Conversely, my decision to not own telecom giant and index component AT&T detracted, as the stock performed well, given its high dividend yield and payout ratio. In financials, JPMorgan Chase underperformed during the period, due in part to new capital standards for financial firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Growth & Income	.70%
Actual		$ 1,000.00	$ 1,068.80	$ 3.60
HypotheticalA		$ 1,000.00	$ 1,021.38	$ 3.52
Class K	.54%
Actual		$ 1,000.00	$ 1,069.80	$ 2.78
HypotheticalA		$ 1,000.00	$ 1,022.18	$ 2.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.2	4.1
Wells Fargo & Co.	3.6	3.5
JPMorgan Chase & Co.	3.6	3.6
Chevron Corp.	3.5	3.5
General Electric Co.	2.5	2.2
Exxon Mobil Corp.	2.5	3.2
Procter & Gamble Co.	2.1	1.7
Comcast Corp. Class A	2.1	1.6
Merck & Co., Inc.	2.0	1.8
Microsoft Corp.	1.9	1.7
	29.0
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.5	17.6
Financials	16.8	18.5
Industrials	12.8	13.6
Consumer Discretionary	12.7	13.7
Energy	12.4	11.6
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks 98.4%		Stocks 98.7%
	Bonds 0.2%		Bonds 0.1%
	Convertible Securities 0.8%		Convertible Securities 1.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	11.8%	** Foreign investments	13.4%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.2%
Auto Components - 0.5%
Gentex Corp.	867,302	$ 13,886
Johnson Controls, Inc.	466,265	11,493
		25,379
Automobiles - 0.3%
Bayerische Motoren Werke AG (BMW)	234,137	17,507
Distributors - 0.2%
Genuine Parts Co.	26,500	1,697
Li & Fung Ltd.	1,452,000	2,869
LKQ Corp. (a)	160,850	5,683
		10,249
Diversified Consumer Services - 0.1%
Strayer Education, Inc. (d)	95,560	6,943
Hotels, Restaurants & Leisure - 1.3%
McDonald's Corp.	668,936	59,776
Yum! Brands, Inc.	186,812	12,113
		71,889
Household Durables - 1.2%
D.R. Horton, Inc.	412,009	7,264
Ryland Group, Inc.	1,231,662	29,412
Toll Brothers, Inc. (a)	1,080,307	31,513
		68,189
Leisure Equipment & Products - 0.4%
Hasbro, Inc. (d)	686,238	24,581
Media - 5.1%
Comcast Corp. Class A	3,549,300	115,530
The Walt Disney Co.	583,023	28,650
Thomson Reuters Corp. (d)	501,000	14,208
Time Warner Cable, Inc.	194,624	16,529
Time Warner, Inc.	2,353,299	92,061
Viacom, Inc. Class B (non-vtg.)	371,218	17,340
		284,318
Multiline Retail - 1.5%
Target Corp.	1,421,881	86,237
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.6%
Lowe's Companies, Inc.	3,227,683	$ 81,886
Staples, Inc.	715,370	9,114
		91,000
TOTAL CONSUMER DISCRETIONARY		686,292
CONSUMER STAPLES - 11.8%
Beverages - 3.7%
Britvic PLC	259,200	1,223
Dr Pepper Snapple Group, Inc.	917,035	41,798
Molson Coors Brewing Co. Class B	67,100	2,840
PepsiCo, Inc.	1,016,780	73,950
The Coca-Cola Co.	1,110,034	89,691
		209,502
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	690,304	31,236
Safeway, Inc.	408,196	6,347
Walgreen Co.	1,448,473	52,666
		90,249
Food Products - 0.5%
Kellogg Co.	624,036	29,767
Household Products - 3.9%
Colgate-Palmolive Co.	295,456	31,720
Kimberly-Clark Corp.	767,867	66,735
Procter & Gamble Co.	1,863,502	120,270
		218,725
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	693,359	73,503
Lorillard, Inc.	333,994	42,965
		116,468
TOTAL CONSUMER STAPLES		664,711
ENERGY - 12.3%
Energy Equipment & Services - 1.6%
Exterran Partners LP	372,307	8,191
Fugro NV (Certificaten Van Aandelen) unit	23,289	1,526
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	1,475,762	$ 48,892
Schlumberger Ltd.	400,855	28,565
		87,174
Oil, Gas & Consumable Fuels - 10.7%
Apache Corp.	136,471	11,753
ARC Resources Ltd. (d)	467,300	11,663
Atlas Pipeline Partners, LP	362,492	12,053
Bonavista Energy Corp. (d)	151,200	2,749
Bonavista Energy Corp. (e)	220,600	4,010
BP PLC sponsored ADR	613,463	24,477
Chevron Corp.	1,803,216	197,596
Exxon Mobil Corp.	1,611,336	139,945
Holly Energy Partners LP	30,000	1,978
Legacy Reserves LP	98,030	2,591
Markwest Energy Partners LP	189,416	9,958
Occidental Petroleum Corp.	376,100	32,732
Penn West Petroleum Ltd.	784,600	10,703
Royal Dutch Shell PLC Class A (United Kingdom)	2,111,992	71,772
Suncor Energy, Inc.	1,459,500	44,621
Williams Companies, Inc.	734,880	23,362
		601,963
TOTAL ENERGY		689,137
FINANCIALS - 16.6%
Capital Markets - 3.3%
Apollo Investment Corp.	252,430	1,939
Ashmore Group PLC	652,300	3,311
BlackRock, Inc. Class A	85,300	14,523
Charles Schwab Corp.	3,600,390	45,473
Greenhill & Co., Inc. (d)	354,300	14,073
ICAP PLC	1,233,400	6,157
KKR & Co. LP	1,839,620	25,736
Morgan Stanley	1,910,151	26,093
Northern Trust Corp.	685,951	31,142
TD Ameritrade Holding Corp.	140,000	2,229
The Blackstone Group LP	1,131,217	15,667
		186,343
Commercial Banks - 6.2%
BB&T Corp.	770,416	24,168
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
City National Corp.	157,789	$ 7,776
Comerica, Inc.	176,743	5,339
First Niagara Financial Group, Inc.	389,465	2,952
Standard Chartered PLC (United Kingdom)	203,256	4,667
SunTrust Banks, Inc.	1,466,338	34,679
U.S. Bancorp	1,986,112	66,535
Wells Fargo & Co.	5,912,286	199,894
		346,010
Diversified Financial Services - 5.7%
Citigroup, Inc.	2,118,848	57,484
CME Group, Inc.	565,345	29,460
JPMorgan Chase & Co.	5,518,380	198,662
KKR Financial Holdings LLC	3,603,418	32,863
		318,469
Insurance - 0.8%
MetLife, Inc.	765,266	23,547
MetLife, Inc. unit (a)	324,700	20,320
		43,867
Real Estate Investment Trusts - 0.5%
Digital Realty Trust, Inc.	124,900	9,751
Sun Communities, Inc.	221,301	10,310
Two Harbors Investment Corp.	678,900	7,787
		27,848
Real Estate Management & Development - 0.0%
Beazer Pre-Owned Rental Homes, Inc. (f)	144,300	2,886
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	175,288	422
Radian Group, Inc.	1,357,637	3,801
		4,223
TOTAL FINANCIALS		929,646
HEALTH CARE - 11.1%
Biotechnology - 1.0%
Amgen, Inc.	656,004	54,186
ARIAD Pharmaceuticals, Inc. (a)	145,281	2,779
		56,965
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.2%
Baxter International, Inc.	153,700	$ 8,993
St. Jude Medical, Inc.	143,509	5,361
		14,354
Health Care Providers & Services - 2.1%
Aetna, Inc.	528,073	19,042
McKesson Corp.	563,764	51,150
WellPoint, Inc.	864,990	46,095
		116,287
Health Care Technology - 0.2%
Quality Systems, Inc.	705,651	11,403
Life Sciences Tools & Services - 0.2%
QIAGEN NV (a)	591,083	10,409
Pharmaceuticals - 7.4%
Abbott Laboratories	653,427	43,329
AstraZeneca PLC sponsored ADR	163,600	7,658
Cardiome Pharma Corp. (a)	935,300	299
Eli Lilly & Co.	507,427	22,342
GlaxoSmithKline PLC sponsored ADR	661,354	30,422
Johnson & Johnson	1,407,352	97,417
Merck & Co., Inc.	2,521,679	111,383
Novartis AG sponsored ADR	189,800	11,126
Pfizer, Inc.	3,009,854	72,357
Sanofi SA	145,647	11,883
Teva Pharmaceutical Industries Ltd. sponsored ADR	181,095	7,405
		415,621
TOTAL HEALTH CARE		625,039
INDUSTRIALS - 12.7%
Aerospace & Defense - 3.0%
Honeywell International, Inc.	360,657	20,936
Raytheon Co.	495,812	27,508
Rockwell Collins, Inc.	755,874	38,225
The Boeing Co.	497,668	36,783
United Technologies Corp.	599,200	44,604
		168,056
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	344,739	$ 18,219
United Parcel Service, Inc. Class B	547,528	41,399
		59,618
Building Products - 0.5%
Compagnie de St. Gobain	96,200	2,907
Owens Corning (a)	1,037,013	27,854
		30,761
Commercial Services & Supplies - 0.8%
Aggreko PLC	42,400	1,357
Healthcare Services Group, Inc.	26,048	565
Interface, Inc.	839,009	11,125
Republic Services, Inc.	1,075,076	31,102
		44,149
Electrical Equipment - 0.4%
Emerson Electric Co.	468,219	22,367
Industrial Conglomerates - 3.7%
Danaher Corp.	627,000	33,112
DCC PLC (Ireland)	125,300	3,113
General Electric Co.	6,777,032	140,623
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	1,290,997	28,415
Siemens AG sponsored ADR	37,713	3,194
		208,457
Machinery - 1.7%
Cummins, Inc.	32,134	3,082
Douglas Dynamics, Inc.	959,138	12,824
Illinois Tool Works, Inc.	135,986	7,389
Ingersoll-Rand PLC	766,475	32,506
Lincoln Electric Holdings, Inc.	99,834	3,981
Schindler Holding AG (participation certificate)	66,193	7,750
Stanley Black & Decker, Inc.	403,899	27,017
		94,549
Marine - 0.2%
Irish Continental Group PLC unit	121,800	2,239
Kuehne & Nagel International AG	98,220	11,197
		13,436
Professional Services - 0.7%
Amadeus Fire AG	67,931	2,878
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Bureau Veritas SA	186,295	$ 16,476
Michael Page International PLC	3,238,548	18,660
		38,014
Road & Rail - 0.1%
J.B. Hunt Transport Services, Inc.	52,784	2,904
Kansas City Southern	68,200	4,965
		7,869
Trading Companies & Distributors - 0.5%
Aircastle Ltd.	2,800	33
W.W. Grainger, Inc.	61,072	12,509
Watsco, Inc.	196,915	13,378
		25,920
TOTAL INDUSTRIALS		713,196
INFORMATION TECHNOLOGY - 17.5%
Communications Equipment - 1.3%
Cisco Systems, Inc.	2,500,308	39,880
Juniper Networks, Inc. (a)	382,678	6,708
QUALCOMM, Inc.	465,904	27,805
		74,393
Computers & Peripherals - 6.0%
Apple, Inc.	479,931	293,125
EMC Corp. (a)	1,065,500	27,927
Hewlett-Packard Co.	785,395	14,326
		335,378
Internet Software & Services - 1.7%
Google, Inc. Class A (a)	151,563	95,935
IT Services - 5.8%
Cognizant Technology Solutions Corp. Class A (a)	392,775	22,298
Fidelity National Information Services, Inc.	958,037	30,121
IBM Corp.	143,050	28,035
MasterCard, Inc. Class A	148,950	65,027
Paychex, Inc.	2,810,699	91,882
The Western Union Co.	2,099,659	36,597
Total System Services, Inc.	75,900	1,795
Visa, Inc. Class A	394,113	50,868
		326,623
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc.	260,665	$ 10,187
Software - 2.5%
Microsoft Corp.	3,672,239	108,221
Oracle Corp.	729,890	22,043
Royalblue Group PLC	466,036	10,244
		140,508
TOTAL INFORMATION TECHNOLOGY		983,024
MATERIALS - 0.5%
Chemicals - 0.5%
Air Products & Chemicals, Inc.	88,397	7,110
E.I. du Pont de Nemours & Co.	184,883	9,189
Syngenta AG (Switzerland)	37,390	12,749
		29,048
Metals & Mining - 0.0%
Reliance Steel & Aluminum Co.	32,815	1,689
TOTAL MATERIALS		30,737
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc. (a)	17,630	326
Koninklijke KPN NV	1	0*
		326
Wireless Telecommunication Services - 0.8%
Vodafone Group PLC sponsored ADR	1,463,120	42,065
TOTAL TELECOMMUNICATION SERVICES		42,391
UTILITIES - 2.4%
Electric Utilities - 1.0%
American Electric Power Co., Inc.	193,162	8,159
Duke Energy Corp.	47,200	3,199
Edison International	56,700	2,618
FirstEnergy Corp.	437,958	21,994
NextEra Energy, Inc.	157,270	11,150
PPL Corp.	368,353	10,645
		57,765
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - 0.2%
National Fuel Gas Co.	157,115	$ 7,689
Multi-Utilities - 1.2%
National Grid PLC	3,278,374	34,006
PG&E Corp.	287,716	13,281
Sempra Energy	173,809	12,238
TECO Energy, Inc.	444,748	8,090
		67,615
TOTAL UTILITIES		133,069
TOTAL COMMON STOCKS (Cost $5,087,503)		5,497,242
Preferred Stocks - 1.2%

Convertible Preferred Stocks - 0.7%
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.5%
Alere, Inc. 3.00%	138,159	28,937
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	110,600	5,834
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75%	104,300	5,662
TOTAL CONVERTIBLE PREFERRED STOCKS		40,433
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Volkswagen AG	142,275	24,333
TOTAL PREFERRED STOCKS (Cost $70,721)		64,766
Corporate Bonds - 0.3%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (f)	$ 5,615	$ 4,435
Nonconvertible Bonds - 0.2%
FINANCIALS - 0.2%
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.:
5.375% 6/15/15	4,050	2,946
5.625% 2/15/13	8,060	7,879
		10,825
TOTAL CORPORATE BONDS (Cost $15,351)		15,260
Money Market Funds - 1.1%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	28,150,691	28,151
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	35,402,415	35,402
TOTAL MONEY MARKET FUNDS (Cost $63,553)		63,553
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $5,237,128)		5,640,821
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(26,212)
NET ASSETS - 100%		$ 5,614,609
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,010,000 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,321,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 3% 2/27/17	2/27/12	$ 5,615
Beazer Pre-Owned Rental Homes, Inc.	5/3/12	$ 2,886
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 21
Fidelity Securities Lending Cash Central Fund	553
Total	$ 574
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 710,625	$ 710,625	$ -	$ -
Consumer Staples	664,711	664,711	-	-
Energy	689,137	617,365	71,772	-
Financials	929,646	906,440	20,320	2,886
Health Care	653,976	642,093	11,883	-
Industrials	719,030	719,030	-	-
Information Technology	983,024	983,024	-	-
Materials	30,737	17,988	12,749	-
Telecommunication Services	42,391	42,391	-	-
Utilities	138,731	99,063	39,668	-
Corporate Bonds	15,260	-	15,260	-
Money Market Funds	63,553	63,553	-	-
Total Investments in Securities:	$ 5,640,821	$ 5,466,283	$ 171,652	$ 2,886
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.2%
United Kingdom	5.9%
Canada	1.7%
Germany	1.0%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $33,450) - See accompanying schedule: Unaffiliated issuers (cost $5,173,575)	$ 5,577,268
Fidelity Central Funds (cost $63,553)	63,553
Total Investments (cost $5,237,128)		$ 5,640,821
Receivable for investments sold		29,033
Receivable for fund shares sold		3,787
Dividends receivable		7,969
Interest receivable		309
Distributions receivable from Fidelity Central Funds		46
Other receivables		667
Total assets		5,682,632

Liabilities
Payable for investments purchased	$ 22,209
Payable for fund shares redeemed	6,599
Accrued management fee	2,115
Other affiliated payables	964
Other payables and accrued expenses	734
Collateral on securities loaned, at value	35,402
Total liabilities		68,023

Net Assets		$ 5,614,609
Net Assets consist of:
Paid in capital		$ 9,963,713
Undistributed net investment income		5,432
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,758,226)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		403,690
Net Assets		$ 5,614,609

Growth & Income: Net Asset Value, offering price and redemption price per share ($4,862,841 ÷ 241,523 shares)		$ 20.13

Class K: Net Asset Value, offering price and redemption price per share ($751,768 ÷ 37,366 shares)		$ 20.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends		$ 136,721
Interest		2,031
Income from Fidelity Central Funds		574
Total income		139,326

Expenses
Management fee	$ 23,959
Transfer agent fees	10,806
Accounting and security lending fees	1,097
Custodian fees and expenses	236
Independent trustees' compensation	37
Registration fees	103
Audit	86
Legal	56
Interest	2
Miscellaneous	55
Total expenses before reductions	36,437
Expense reductions	(57)	36,380
Net investment income (loss)		102,946
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	104,413
Foreign currency transactions	(219)
Futures contracts	7
Total net realized gain (loss)		104,201
Change in net unrealized appreciation (depreciation) on: Investment securities	318,254
Assets and liabilities in foreign currencies	(127)
Total change in net unrealized appreciation (depreciation)		318,127
Net gain (loss)		422,328
Net increase (decrease) in net assets resulting from operations		$ 525,274

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 102,946	$ 66,618
Net realized gain (loss)	104,201	1,411,621
Change in net unrealized appreciation (depreciation)	318,127	(422,767)
Net increase (decrease) in net assets resulting from operations	525,274	1,055,472
Distributions to shareholders from net investment income	(98,353)	(61,849)
Distributions to shareholders from net realized gain	(2,799)	-
Total distributions	(101,152)	(61,849)
Share transactions - net increase (decrease)	(265,023)	(1,247,529)
Total increase (decrease) in net assets	159,099	(253,906)

Net Assets
Beginning of period	5,455,510	5,709,416
End of period (including undistributed net investment income of $5,432 and undistributed net investment income of $3,860, respectively)	$ 5,614,609	$ 5,455,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth & Income

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.58	$ 15.75	$ 14.38	$ 21.88	$ 31.92
Income from Investment Operations
Net investment income (loss) B	.36	.20	.10	.15	.35
Net realized and unrealized gain (loss)	1.55	2.82	1.37	(7.43)	(6.25)
Total from investment operations	1.91	3.02	1.47	(7.28)	(5.90)
Distributions from net investment income	(.35)	(.19)	(.10)	(.19)	(.33)
Distributions from net realized gain	(.01)	-	(.01)	(.03)	(3.81)
Total distributions	(.36)	(.19)	(.10) F	(.22)	(4.14)
Net asset value, end of period	$ 20.13	$ 18.58	$ 15.75	$ 14.38	$ 21.88
Total Return A	10.45%	19.16%	10.25%	(33.32)%	(20.91)%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.72%	.75%	.78%	.68%
Expenses net of fee waivers, if any	.71%	.72%	.75%	.78%	.68%
Expenses net of all reductions	.71%	.71%	.74%	.78%	.67%
Net investment income (loss)	1.95%	1.09%	.63%	1.07%	1.29%
Supplemental Data
Net assets, end of period (in millions)	$ 4,863	$ 5,052	$ 5,417	$ 5,993	$ 12,552
Portfolio turnover rate D	62%	129%	98%	122%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.57	$ 15.74	$ 14.38	$ 21.88	$ 25.34
Income from Investment Operations
Net investment income (loss) D	.40	.23	.13	.16	.09
Net realized and unrealized gain (loss)	1.54	2.82	1.37	(7.40)	(3.45)
Total from investment operations	1.94	3.05	1.50	(7.24)	(3.36)
Distributions from net investment income	(.38)	(.22)	(.13)	(.23)	(.10)
Distributions from net realized gain	(.01)	-	(.01)	(.03)	-
Total distributions	(.39)	(.22)	(.14) I	(.26)	(.10)
Net asset value, end of period	$ 20.12	$ 18.57	$ 15.74	$ 14.38	$ 21.88
Total Return B,C	10.66%	19.40%	10.41%	(33.12)%	(13.22)%
Ratios to Average Net Assets E,H
Expenses before reductions	.54%	.54%	.54%	.56%	.55% A
Expenses net of fee waivers, if any	.54%	.54%	.54%	.56%	.55% A
Expenses net of all reductions	.54%	.53%	.53%	.55%	.55% A
Net investment income (loss)	2.13%	1.27%	.84%	1.29%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 751,768	$ 403,452	$ 292,021	$ 349,324	$ 87
Portfolio turnover rate F	62%	129%	98%	122%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.14 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 691,271
Gross unrealized depreciation	(318,187)
Net unrealized appreciation (depreciation) on securities and other investments	$ 373,084

Tax Cost	$ 5,267,737

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,158
Capital loss carryforward	$ (4,728,474)
Net unrealized appreciation (depreciation)	$ 373,080

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (1,560,133)
2018	(3,168,341)
Total capital loss carryforward	$ (4,728,474)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 101,152	$ 61,849

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $7 related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,260,377 and $3,529,590, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth and Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth & Income	$ 10,547.22
Class K	259.05
	$ 10,806

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $105 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,200.37%		$ 2

Annual Report

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $553, including $3 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $57 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Growth & Income	$ 87,366	$ 54,597
Class K	10,987	7,252
Total	$ 98,353	$ 61,849
From net realized gain
Growth & Income	$ 2,563	$ -
Class K	236	-
Total	$ 2,799	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Growth & Income
Shares sold	21,066	10,892	$ 402,515	$ 196,623
Reinvestment of distributions	4,651	2,827	86,309	52,490
Shares redeemed	(56,062)	(85,823)	(1,053,524)	(1,509,810)
Net increase (decrease)	(30,345)	(72,104)	$ (564,700)	$ (1,260,697)
Class K
Shares sold	20,227	26,831	$ 386,187	$ 447,073
Reinvestment of distributions	596	390	11,223	7,252
Shares redeemed	(5,182)	(24,047)	(97,733)	(441,157)
Net increase (decrease)	15,641	3,174	$ 299,677	$ 13,168

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class K	09/10/2012	09/07/2012	$0.009

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 88%, 88%, 100% and 100% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GAI-K-UANN-0912
1.863229.103

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	10.45%	-5.21%	1.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Growth & Income Portfolio: For the year, the fund's Retail Class shares gained 10.45%, ahead of the S&P 500®. Positioning in information tech was a bright spot, especially software/services names. Investments in consumer discretionary were beneficial, especially picks in the consumer durables and apparel group. Positioning in energy and materials helped as well. Conversely, the fund was hurt by underweight positions in telecommunication services and utilities, and the health care and industrials stocks I owned did not fare well. The fund's foreign holdings weighed on performance, hampered in part by a stronger U.S. dollar. The top contributor was U.K.-based Autonomy, an enterprise software maker. The non-index stock rose sharply in August on a takeover bid from Hewlett-Packard, and I sold it after the announcement. Mortgage lender Wells Fargo was helpful, as its stock was lifted by revised earnings estimates. An overweight in MasterCard boosted performance because earnings estimates for the card-processing company increased. Conversely, my decision to not own telecom giant and index component AT&T detracted, as the stock performed well, given its high dividend yield and payout ratio. In financials, JPMorgan Chase underperformed during the period, due in part to new capital standards for financial firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Growth & Income	.70%
Actual		$ 1,000.00	$ 1,068.80	$ 3.60
HypotheticalA		$ 1,000.00	$ 1,021.38	$ 3.52
Class K	.54%
Actual		$ 1,000.00	$ 1,069.80	$ 2.78
HypotheticalA		$ 1,000.00	$ 1,022.18	$ 2.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.2	4.1
Wells Fargo & Co.	3.6	3.5
JPMorgan Chase & Co.	3.6	3.6
Chevron Corp.	3.5	3.5
General Electric Co.	2.5	2.2
Exxon Mobil Corp.	2.5	3.2
Procter & Gamble Co.	2.1	1.7
Comcast Corp. Class A	2.1	1.6
Merck & Co., Inc.	2.0	1.8
Microsoft Corp.	1.9	1.7
	29.0
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.5	17.6
Financials	16.8	18.5
Industrials	12.8	13.6
Consumer Discretionary	12.7	13.7
Energy	12.4	11.6
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks 98.4%		Stocks 98.7%
	Bonds 0.2%		Bonds 0.1%
	Convertible Securities 0.8%		Convertible Securities 1.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	11.8%	** Foreign investments	13.4%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.2%
Auto Components - 0.5%
Gentex Corp.	867,302	$ 13,886
Johnson Controls, Inc.	466,265	11,493
		25,379
Automobiles - 0.3%
Bayerische Motoren Werke AG (BMW)	234,137	17,507
Distributors - 0.2%
Genuine Parts Co.	26,500	1,697
Li & Fung Ltd.	1,452,000	2,869
LKQ Corp. (a)	160,850	5,683
		10,249
Diversified Consumer Services - 0.1%
Strayer Education, Inc. (d)	95,560	6,943
Hotels, Restaurants & Leisure - 1.3%
McDonald's Corp.	668,936	59,776
Yum! Brands, Inc.	186,812	12,113
		71,889
Household Durables - 1.2%
D.R. Horton, Inc.	412,009	7,264
Ryland Group, Inc.	1,231,662	29,412
Toll Brothers, Inc. (a)	1,080,307	31,513
		68,189
Leisure Equipment & Products - 0.4%
Hasbro, Inc. (d)	686,238	24,581
Media - 5.1%
Comcast Corp. Class A	3,549,300	115,530
The Walt Disney Co.	583,023	28,650
Thomson Reuters Corp. (d)	501,000	14,208
Time Warner Cable, Inc.	194,624	16,529
Time Warner, Inc.	2,353,299	92,061
Viacom, Inc. Class B (non-vtg.)	371,218	17,340
		284,318
Multiline Retail - 1.5%
Target Corp.	1,421,881	86,237
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.6%
Lowe's Companies, Inc.	3,227,683	$ 81,886
Staples, Inc.	715,370	9,114
		91,000
TOTAL CONSUMER DISCRETIONARY		686,292
CONSUMER STAPLES - 11.8%
Beverages - 3.7%
Britvic PLC	259,200	1,223
Dr Pepper Snapple Group, Inc.	917,035	41,798
Molson Coors Brewing Co. Class B	67,100	2,840
PepsiCo, Inc.	1,016,780	73,950
The Coca-Cola Co.	1,110,034	89,691
		209,502
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	690,304	31,236
Safeway, Inc.	408,196	6,347
Walgreen Co.	1,448,473	52,666
		90,249
Food Products - 0.5%
Kellogg Co.	624,036	29,767
Household Products - 3.9%
Colgate-Palmolive Co.	295,456	31,720
Kimberly-Clark Corp.	767,867	66,735
Procter & Gamble Co.	1,863,502	120,270
		218,725
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	693,359	73,503
Lorillard, Inc.	333,994	42,965
		116,468
TOTAL CONSUMER STAPLES		664,711
ENERGY - 12.3%
Energy Equipment & Services - 1.6%
Exterran Partners LP	372,307	8,191
Fugro NV (Certificaten Van Aandelen) unit	23,289	1,526
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	1,475,762	$ 48,892
Schlumberger Ltd.	400,855	28,565
		87,174
Oil, Gas & Consumable Fuels - 10.7%
Apache Corp.	136,471	11,753
ARC Resources Ltd. (d)	467,300	11,663
Atlas Pipeline Partners, LP	362,492	12,053
Bonavista Energy Corp. (d)	151,200	2,749
Bonavista Energy Corp. (e)	220,600	4,010
BP PLC sponsored ADR	613,463	24,477
Chevron Corp.	1,803,216	197,596
Exxon Mobil Corp.	1,611,336	139,945
Holly Energy Partners LP	30,000	1,978
Legacy Reserves LP	98,030	2,591
Markwest Energy Partners LP	189,416	9,958
Occidental Petroleum Corp.	376,100	32,732
Penn West Petroleum Ltd.	784,600	10,703
Royal Dutch Shell PLC Class A (United Kingdom)	2,111,992	71,772
Suncor Energy, Inc.	1,459,500	44,621
Williams Companies, Inc.	734,880	23,362
		601,963
TOTAL ENERGY		689,137
FINANCIALS - 16.6%
Capital Markets - 3.3%
Apollo Investment Corp.	252,430	1,939
Ashmore Group PLC	652,300	3,311
BlackRock, Inc. Class A	85,300	14,523
Charles Schwab Corp.	3,600,390	45,473
Greenhill & Co., Inc. (d)	354,300	14,073
ICAP PLC	1,233,400	6,157
KKR & Co. LP	1,839,620	25,736
Morgan Stanley	1,910,151	26,093
Northern Trust Corp.	685,951	31,142
TD Ameritrade Holding Corp.	140,000	2,229
The Blackstone Group LP	1,131,217	15,667
		186,343
Commercial Banks - 6.2%
BB&T Corp.	770,416	24,168
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
City National Corp.	157,789	$ 7,776
Comerica, Inc.	176,743	5,339
First Niagara Financial Group, Inc.	389,465	2,952
Standard Chartered PLC (United Kingdom)	203,256	4,667
SunTrust Banks, Inc.	1,466,338	34,679
U.S. Bancorp	1,986,112	66,535
Wells Fargo & Co.	5,912,286	199,894
		346,010
Diversified Financial Services - 5.7%
Citigroup, Inc.	2,118,848	57,484
CME Group, Inc.	565,345	29,460
JPMorgan Chase & Co.	5,518,380	198,662
KKR Financial Holdings LLC	3,603,418	32,863
		318,469
Insurance - 0.8%
MetLife, Inc.	765,266	23,547
MetLife, Inc. unit (a)	324,700	20,320
		43,867
Real Estate Investment Trusts - 0.5%
Digital Realty Trust, Inc.	124,900	9,751
Sun Communities, Inc.	221,301	10,310
Two Harbors Investment Corp.	678,900	7,787
		27,848
Real Estate Management & Development - 0.0%
Beazer Pre-Owned Rental Homes, Inc. (f)	144,300	2,886
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	175,288	422
Radian Group, Inc.	1,357,637	3,801
		4,223
TOTAL FINANCIALS		929,646
HEALTH CARE - 11.1%
Biotechnology - 1.0%
Amgen, Inc.	656,004	54,186
ARIAD Pharmaceuticals, Inc. (a)	145,281	2,779
		56,965
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.2%
Baxter International, Inc.	153,700	$ 8,993
St. Jude Medical, Inc.	143,509	5,361
		14,354
Health Care Providers & Services - 2.1%
Aetna, Inc.	528,073	19,042
McKesson Corp.	563,764	51,150
WellPoint, Inc.	864,990	46,095
		116,287
Health Care Technology - 0.2%
Quality Systems, Inc.	705,651	11,403
Life Sciences Tools & Services - 0.2%
QIAGEN NV (a)	591,083	10,409
Pharmaceuticals - 7.4%
Abbott Laboratories	653,427	43,329
AstraZeneca PLC sponsored ADR	163,600	7,658
Cardiome Pharma Corp. (a)	935,300	299
Eli Lilly & Co.	507,427	22,342
GlaxoSmithKline PLC sponsored ADR	661,354	30,422
Johnson & Johnson	1,407,352	97,417
Merck & Co., Inc.	2,521,679	111,383
Novartis AG sponsored ADR	189,800	11,126
Pfizer, Inc.	3,009,854	72,357
Sanofi SA	145,647	11,883
Teva Pharmaceutical Industries Ltd. sponsored ADR	181,095	7,405
		415,621
TOTAL HEALTH CARE		625,039
INDUSTRIALS - 12.7%
Aerospace & Defense - 3.0%
Honeywell International, Inc.	360,657	20,936
Raytheon Co.	495,812	27,508
Rockwell Collins, Inc.	755,874	38,225
The Boeing Co.	497,668	36,783
United Technologies Corp.	599,200	44,604
		168,056
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	344,739	$ 18,219
United Parcel Service, Inc. Class B	547,528	41,399
		59,618
Building Products - 0.5%
Compagnie de St. Gobain	96,200	2,907
Owens Corning (a)	1,037,013	27,854
		30,761
Commercial Services & Supplies - 0.8%
Aggreko PLC	42,400	1,357
Healthcare Services Group, Inc.	26,048	565
Interface, Inc.	839,009	11,125
Republic Services, Inc.	1,075,076	31,102
		44,149
Electrical Equipment - 0.4%
Emerson Electric Co.	468,219	22,367
Industrial Conglomerates - 3.7%
Danaher Corp.	627,000	33,112
DCC PLC (Ireland)	125,300	3,113
General Electric Co.	6,777,032	140,623
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	1,290,997	28,415
Siemens AG sponsored ADR	37,713	3,194
		208,457
Machinery - 1.7%
Cummins, Inc.	32,134	3,082
Douglas Dynamics, Inc.	959,138	12,824
Illinois Tool Works, Inc.	135,986	7,389
Ingersoll-Rand PLC	766,475	32,506
Lincoln Electric Holdings, Inc.	99,834	3,981
Schindler Holding AG (participation certificate)	66,193	7,750
Stanley Black & Decker, Inc.	403,899	27,017
		94,549
Marine - 0.2%
Irish Continental Group PLC unit	121,800	2,239
Kuehne & Nagel International AG	98,220	11,197
		13,436
Professional Services - 0.7%
Amadeus Fire AG	67,931	2,878
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Bureau Veritas SA	186,295	$ 16,476
Michael Page International PLC	3,238,548	18,660
		38,014
Road & Rail - 0.1%
J.B. Hunt Transport Services, Inc.	52,784	2,904
Kansas City Southern	68,200	4,965
		7,869
Trading Companies & Distributors - 0.5%
Aircastle Ltd.	2,800	33
W.W. Grainger, Inc.	61,072	12,509
Watsco, Inc.	196,915	13,378
		25,920
TOTAL INDUSTRIALS		713,196
INFORMATION TECHNOLOGY - 17.5%
Communications Equipment - 1.3%
Cisco Systems, Inc.	2,500,308	39,880
Juniper Networks, Inc. (a)	382,678	6,708
QUALCOMM, Inc.	465,904	27,805
		74,393
Computers & Peripherals - 6.0%
Apple, Inc.	479,931	293,125
EMC Corp. (a)	1,065,500	27,927
Hewlett-Packard Co.	785,395	14,326
		335,378
Internet Software & Services - 1.7%
Google, Inc. Class A (a)	151,563	95,935
IT Services - 5.8%
Cognizant Technology Solutions Corp. Class A (a)	392,775	22,298
Fidelity National Information Services, Inc.	958,037	30,121
IBM Corp.	143,050	28,035
MasterCard, Inc. Class A	148,950	65,027
Paychex, Inc.	2,810,699	91,882
The Western Union Co.	2,099,659	36,597
Total System Services, Inc.	75,900	1,795
Visa, Inc. Class A	394,113	50,868
		326,623
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc.	260,665	$ 10,187
Software - 2.5%
Microsoft Corp.	3,672,239	108,221
Oracle Corp.	729,890	22,043
Royalblue Group PLC	466,036	10,244
		140,508
TOTAL INFORMATION TECHNOLOGY		983,024
MATERIALS - 0.5%
Chemicals - 0.5%
Air Products & Chemicals, Inc.	88,397	7,110
E.I. du Pont de Nemours & Co.	184,883	9,189
Syngenta AG (Switzerland)	37,390	12,749
		29,048
Metals & Mining - 0.0%
Reliance Steel & Aluminum Co.	32,815	1,689
TOTAL MATERIALS		30,737
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc. (a)	17,630	326
Koninklijke KPN NV	1	0*
		326
Wireless Telecommunication Services - 0.8%
Vodafone Group PLC sponsored ADR	1,463,120	42,065
TOTAL TELECOMMUNICATION SERVICES		42,391
UTILITIES - 2.4%
Electric Utilities - 1.0%
American Electric Power Co., Inc.	193,162	8,159
Duke Energy Corp.	47,200	3,199
Edison International	56,700	2,618
FirstEnergy Corp.	437,958	21,994
NextEra Energy, Inc.	157,270	11,150
PPL Corp.	368,353	10,645
		57,765
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - 0.2%
National Fuel Gas Co.	157,115	$ 7,689
Multi-Utilities - 1.2%
National Grid PLC	3,278,374	34,006
PG&E Corp.	287,716	13,281
Sempra Energy	173,809	12,238
TECO Energy, Inc.	444,748	8,090
		67,615
TOTAL UTILITIES		133,069
TOTAL COMMON STOCKS (Cost $5,087,503)		5,497,242
Preferred Stocks - 1.2%

Convertible Preferred Stocks - 0.7%
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.5%
Alere, Inc. 3.00%	138,159	28,937
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	110,600	5,834
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75%	104,300	5,662
TOTAL CONVERTIBLE PREFERRED STOCKS		40,433
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Volkswagen AG	142,275	24,333
TOTAL PREFERRED STOCKS (Cost $70,721)		64,766
Corporate Bonds - 0.3%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (f)	$ 5,615	$ 4,435
Nonconvertible Bonds - 0.2%
FINANCIALS - 0.2%
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.:
5.375% 6/15/15	4,050	2,946
5.625% 2/15/13	8,060	7,879
		10,825
TOTAL CORPORATE BONDS (Cost $15,351)		15,260
Money Market Funds - 1.1%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	28,150,691	28,151
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	35,402,415	35,402
TOTAL MONEY MARKET FUNDS (Cost $63,553)		63,553
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $5,237,128)		5,640,821
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(26,212)
NET ASSETS - 100%		$ 5,614,609
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,010,000 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,321,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 3% 2/27/17	2/27/12	$ 5,615
Beazer Pre-Owned Rental Homes, Inc.	5/3/12	$ 2,886
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 21
Fidelity Securities Lending Cash Central Fund	553
Total	$ 574
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 710,625	$ 710,625	$ -	$ -
Consumer Staples	664,711	664,711	-	-
Energy	689,137	617,365	71,772	-
Financials	929,646	906,440	20,320	2,886
Health Care	653,976	642,093	11,883	-
Industrials	719,030	719,030	-	-
Information Technology	983,024	983,024	-	-
Materials	30,737	17,988	12,749	-
Telecommunication Services	42,391	42,391	-	-
Utilities	138,731	99,063	39,668	-
Corporate Bonds	15,260	-	15,260	-
Money Market Funds	63,553	63,553	-	-
Total Investments in Securities:	$ 5,640,821	$ 5,466,283	$ 171,652	$ 2,886
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.2%
United Kingdom	5.9%
Canada	1.7%
Germany	1.0%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $33,450) - See accompanying schedule: Unaffiliated issuers (cost $5,173,575)	$ 5,577,268
Fidelity Central Funds (cost $63,553)	63,553
Total Investments (cost $5,237,128)		$ 5,640,821
Receivable for investments sold		29,033
Receivable for fund shares sold		3,787
Dividends receivable		7,969
Interest receivable		309
Distributions receivable from Fidelity Central Funds		46
Other receivables		667
Total assets		5,682,632

Liabilities
Payable for investments purchased	$ 22,209
Payable for fund shares redeemed	6,599
Accrued management fee	2,115
Other affiliated payables	964
Other payables and accrued expenses	734
Collateral on securities loaned, at value	35,402
Total liabilities		68,023

Net Assets		$ 5,614,609
Net Assets consist of:
Paid in capital		$ 9,963,713
Undistributed net investment income		5,432
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,758,226)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		403,690
Net Assets		$ 5,614,609

Growth & Income: Net Asset Value, offering price and redemption price per share ($4,862,841 ÷ 241,523 shares)		$ 20.13

Class K: Net Asset Value, offering price and redemption price per share ($751,768 ÷ 37,366 shares)		$ 20.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends		$ 136,721
Interest		2,031
Income from Fidelity Central Funds		574
Total income		139,326

Expenses
Management fee	$ 23,959
Transfer agent fees	10,806
Accounting and security lending fees	1,097
Custodian fees and expenses	236
Independent trustees' compensation	37
Registration fees	103
Audit	86
Legal	56
Interest	2
Miscellaneous	55
Total expenses before reductions	36,437
Expense reductions	(57)	36,380
Net investment income (loss)		102,946
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	104,413
Foreign currency transactions	(219)
Futures contracts	7
Total net realized gain (loss)		104,201
Change in net unrealized appreciation (depreciation) on: Investment securities	318,254
Assets and liabilities in foreign currencies	(127)
Total change in net unrealized appreciation (depreciation)		318,127
Net gain (loss)		422,328
Net increase (decrease) in net assets resulting from operations		$ 525,274

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 102,946	$ 66,618
Net realized gain (loss)	104,201	1,411,621
Change in net unrealized appreciation (depreciation)	318,127	(422,767)
Net increase (decrease) in net assets resulting from operations	525,274	1,055,472
Distributions to shareholders from net investment income	(98,353)	(61,849)
Distributions to shareholders from net realized gain	(2,799)	-
Total distributions	(101,152)	(61,849)
Share transactions - net increase (decrease)	(265,023)	(1,247,529)
Total increase (decrease) in net assets	159,099	(253,906)

Net Assets
Beginning of period	5,455,510	5,709,416
End of period (including undistributed net investment income of $5,432 and undistributed net investment income of $3,860, respectively)	$ 5,614,609	$ 5,455,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth & Income

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.58	$ 15.75	$ 14.38	$ 21.88	$ 31.92
Income from Investment Operations
Net investment income (loss) B	.36	.20	.10	.15	.35
Net realized and unrealized gain (loss)	1.55	2.82	1.37	(7.43)	(6.25)
Total from investment operations	1.91	3.02	1.47	(7.28)	(5.90)
Distributions from net investment income	(.35)	(.19)	(.10)	(.19)	(.33)
Distributions from net realized gain	(.01)	-	(.01)	(.03)	(3.81)
Total distributions	(.36)	(.19)	(.10) F	(.22)	(4.14)
Net asset value, end of period	$ 20.13	$ 18.58	$ 15.75	$ 14.38	$ 21.88
Total Return A	10.45%	19.16%	10.25%	(33.32)%	(20.91)%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.72%	.75%	.78%	.68%
Expenses net of fee waivers, if any	.71%	.72%	.75%	.78%	.68%
Expenses net of all reductions	.71%	.71%	.74%	.78%	.67%
Net investment income (loss)	1.95%	1.09%	.63%	1.07%	1.29%
Supplemental Data
Net assets, end of period (in millions)	$ 4,863	$ 5,052	$ 5,417	$ 5,993	$ 12,552
Portfolio turnover rate D	62%	129%	98%	122%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.57	$ 15.74	$ 14.38	$ 21.88	$ 25.34
Income from Investment Operations
Net investment income (loss) D	.40	.23	.13	.16	.09
Net realized and unrealized gain (loss)	1.54	2.82	1.37	(7.40)	(3.45)
Total from investment operations	1.94	3.05	1.50	(7.24)	(3.36)
Distributions from net investment income	(.38)	(.22)	(.13)	(.23)	(.10)
Distributions from net realized gain	(.01)	-	(.01)	(.03)	-
Total distributions	(.39)	(.22)	(.14) I	(.26)	(.10)
Net asset value, end of period	$ 20.12	$ 18.57	$ 15.74	$ 14.38	$ 21.88
Total Return B,C	10.66%	19.40%	10.41%	(33.12)%	(13.22)%
Ratios to Average Net Assets E,H
Expenses before reductions	.54%	.54%	.54%	.56%	.55% A
Expenses net of fee waivers, if any	.54%	.54%	.54%	.56%	.55% A
Expenses net of all reductions	.54%	.53%	.53%	.55%	.55% A
Net investment income (loss)	2.13%	1.27%	.84%	1.29%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 751,768	$ 403,452	$ 292,021	$ 349,324	$ 87
Portfolio turnover rate F	62%	129%	98%	122%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.14 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 691,271
Gross unrealized depreciation	(318,187)
Net unrealized appreciation (depreciation) on securities and other investments	$ 373,084

Tax Cost	$ 5,267,737

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,158
Capital loss carryforward	$ (4,728,474)
Net unrealized appreciation (depreciation)	$ 373,080

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (1,560,133)
2018	(3,168,341)
Total capital loss carryforward	$ (4,728,474)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 101,152	$ 61,849

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $7 related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,260,377 and $3,529,590, respectively.

Annual Report

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth and Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth & Income	$ 10,547.22
Class K	259.05
	$ 10,806

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $105 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,200.37%		$ 2

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $553, including $3 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $57 for the period.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Growth & Income	$ 87,366	$ 54,597
Class K	10,987	7,252
Total	$ 98,353	$ 61,849
From net realized gain
Growth & Income	$ 2,563	$ -
Class K	236	-
Total	$ 2,799	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Growth & Income
Shares sold	21,066	10,892	$ 402,515	$ 196,623
Reinvestment of distributions	4,651	2,827	86,309	52,490
Shares redeemed	(56,062)	(85,823)	(1,053,524)	(1,509,810)
Net increase (decrease)	(30,345)	(72,104)	$ (564,700)	$ (1,260,697)
Class K
Shares sold	20,227	26,831	$ 386,187	$ 447,073
Reinvestment of distributions	596	390	11,223	7,252
Shares redeemed	(5,182)	(24,047)	(97,733)	(441,157)
Net increase (decrease)	15,641	3,174	$ 299,677	$ 13,168

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Growth & Income	09/10/2012	09/07/2012	$0.009

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Growth & Income designates 97%, 96%, 100% and 100% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth & Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research

(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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www.fidelity.com

GAI-UANN-0912
1.874515.104

Fidelity®

International Real Estate

Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Real Estate Fund	-4.76%	-6.82%	3.37%

A From September 8, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Real Estate Fund, a class of the fund, on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The 12-month period ending July 31, 2012, was highly volatile for overseas property stocks, which lost ground as investors endured abrupt shifts between intervals of "risk on" and "risk off." A variety of factors drove the periodic changes in sentiment, especially the ongoing sovereign debt crisis in Europe. Concern about a slowdown in the Chinese economy and questions about the prospect of additional economic stimulus from the country's policymakers also influenced the market's behavior during the period. Given the limited supply of inflation-adjusted income-generating equity or fixed-income alternatives, larger-cap real estate investment trusts (REITs) toting relatively high yields and solid business fundamentals were among the biggest beneficiaries of new investment activity. Against this backdrop, overseas property stocks, as measured by the FTSE® EPRASM/NAREIT® Developed ex North America Index, returned -1.89%. Hampered in part by currency movements, this result significantly lagged the 12.88% gain of the U.S. REIT market, as reflected in the Dow Jones U.S. Select Real Estate Securities IndexSM. Meanwhile, the broad international equity market, as measured by the MSCI® EAFE® Index, returned -11.32%, while the S&P 500® Index, a popular measure of the performance of U.S. stocks, rose 9.13%.

Comments from Guillermo de las Casas, Portfolio Manager of Fidelity® International Real Estate Fund: For the year, the fund's Retail Class shares returned -4.76%, lagging the FTSE® EPRASM/NAREIT® index but beating the MSCI® EAFE®. The fund's emphasis of attractively valued small- and mid-cap stocks hurt because these did not fare as well as certain large-cap, high-dividend-yielding investments, which I tended not to own. Also, the fund's growth-oriented stocks in Hong Kong, Singapore and Australia hurt, while below-benchmark exposure to Australia and an overweighting in poor-performing Italy also detracted. However, the fund benefited from limited exposure to the Netherlands and from favorable currency movements. In individual terms, avoiding Hong Kong-based Link Real Estate Investment Trust, an outperforming property company, hurt, as the fund was underweighted in this stock for nearly the entire period. This stock was not held at period end. Also detracting was Westfield Retail Trust, an outperforming index component that the fund didn't own, while an overweighting in Italy's Beni Stabili also detracted. On the positive side, an underweighting in Hong Kong-listed China Resources Land and an overweighting in Australian mall giant Westfield Group were significant positives.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.44%
Actual		$ 1,000.00	$ 1,108.60	$ 7.55
HypotheticalA		$ 1,000.00	$ 1,017.70	$ 7.22
Class T	1.70%
Actual		$ 1,000.00	$ 1,106.40	$ 8.90
HypotheticalA		$ 1,000.00	$ 1,016.41	$ 8.52
Class B	2.19%
Actual		$ 1,000.00	$ 1,103.10	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,013.97	$ 10.97
Class C	2.19%
Actual		$ 1,000.00	$ 1,103.50	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,013.97	$ 10.97
International Real Estate	1.19%
Actual		$ 1,000.00	$ 1,109.10	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 5.97
Institutional Class	1.19%
Actual		$ 1,000.00	$ 1,109.40	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 5.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Westfield Group unit	8.2	7.8
Mitsui Fudosan Co. Ltd.	5.9	5.7
Sun Hung Kai Properties Ltd.	5.7	8.3
Sumitomo Realty & Development Co. Ltd.	4.7	4.4
Unibail-Rodamco	4.1	3.9
Mirvac Group unit	3.6	2.3
Global Logistic Properties Ltd.	2.9	2.6
Kerry Properties Ltd.	2.8	1.7
Nomura Real Estate Holdings, Inc.	2.3	1.7
Big Yellow Group PLC	2.2	2.5
	42.4
Top Five Countries as of July 31, 2012
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	19.9	16.1
Australia	16.5	16.0
United Kingdom	12.9	12.8
Hong Kong	11.6	15.0
Singapore	10.0	7.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	24.2	25.7
REITs - Office Buildings	5.5	6.9
REITs - Industrial Buildings	4.6	3.1
REITs - Shopping Centers	4.4	3.3
REITs - Health Care Facilities	2.0	0.5
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 95.5%		Stocks 94.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.5%		Short-Term Investments and Net Other Assets (Liabilities) 5.9%
* Foreign investments	95.5%	** Foreign investments	94.1%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 16.5%
Abacus Property Group unit	1,525,637	$ 3,182,535
ALE Property Group	1,201,339	2,638,598
Charter Hall Group unit	1,090,003	2,943,894
FKP Property Group unit (d)	2,565,000	1,010,834
Goodman Group unit	660,608	2,610,316
Mirvac Group unit	6,636,138	9,554,267
Westfield Group unit	2,091,349	21,977,989
TOTAL AUSTRALIA		43,918,433
Bailiwick of Jersey - 1.4%
Atrium European Real Estate Ltd.	838,372	3,739,307
Belgium - 1.1%
Warehouses de Pauw	57,385	2,894,867
Bermuda - 5.0%
Csi Properties Ltd.	32,517,682	1,488,617
Great Eagle Holdings Ltd.	1,247,088	3,161,663
K Wah International Holdings Ltd.	22,071	8,083
Kerry Properties Ltd.	1,601,000	7,360,136
Soundwill Holdings Ltd.	987,000	1,458,602
TOTAL BERMUDA		13,477,101
Brazil - 0.8%
Companhia Brasileira de Desenvolvimento Imobiliario Turistico SA (a)	43,700	413,926
Even Construtora e Incorporadora SA	313,300	1,001,423
Multiplan Empreendimentos Imobiliarios SA	26,400	667,601
TOTAL BRAZIL		2,082,950
Cayman Islands - 2.0%
China Resources Land Ltd.	350,000	710,408
KWG Property Holding Ltd.	2,022,000	1,121,204
SOHO China Ltd.	4,014,000	2,986,676
SouFun Holdings Ltd. ADR (d)	49,688	589,300
TOTAL CAYMAN ISLANDS		5,407,588
Chile - 0.5%
Parque Arauco SA	657,471	1,246,165
France - 6.3%
Altarea	10,800	1,594,598
Societe de la Tour Eiffel	25,127	1,347,949
Common Stocks - continued
	Shares	Value
France - continued
Societe Fonciere Lyonnaise SA	70,586	$ 2,809,566
Unibail-Rodamco	56,857	10,941,252
TOTAL FRANCE		16,693,365
Germany - 2.3%
alstria office REIT-AG	162,500	1,808,857
Deutsche EuroShop AG	49,075	1,804,512
GSW Immobilien AG	32,669	1,203,868
IVG Immobilien AG (a)	45,000	104,590
Patrizia Immobilien AG (a)	211,916	1,299,796
TOTAL GERMANY		6,221,623
Hong Kong - 11.6%
Hang Lung Properties Ltd.	1,196,500	4,258,501
Henderson Land Development Co. Ltd.	984,000	5,735,464
Hysan Development Co. Ltd.	828,500	3,504,301
Magnificent Estates Ltd.	27,344,000	1,022,575
Sun Hung Kai Properties Ltd.	1,219,226	15,242,880
Wheelock and Co. Ltd.	313,000	1,229,042
TOTAL HONG KONG		30,992,763
India - 0.5%
Phoenix Mills Ltd.	424,550	1,405,997
Italy - 1.1%
Beni Stabili SpA SIIQ	5,246,133	2,400,556
Immobiliare Grande Distribuzione SpA	434,050	411,222
TOTAL ITALY		2,811,778
Japan - 19.9%
BLife Investment Corp.	517	3,612,670
Goldcrest Co. Ltd.	199,340	3,068,862
Japan Retail Fund Investment Corp.	3,185	5,326,889
Kenedix, Inc. (a)(d)	11,063	1,452,499
Mitsui Fudosan Co. Ltd.	817,000	15,741,416
Nomura Real Estate Holdings, Inc.	332,700	6,144,085
Sumitomo Realty & Development Co. Ltd.	509,000	12,665,728
United Urban Investment Corp.	4,600	4,990,855
TOTAL JAPAN		53,003,004
Mexico - 0.6%
Corporacion Inmobiliaria Vesta SAB de CV	1,039,303	1,484,886
Common Stocks - continued
	Shares	Value
Russia - 0.3%
LSR Group OJSC GDR (Reg. S)	192,400	$ 860,028
Singapore - 10.0%
Global Logistic Properties Ltd.	4,304,000	7,782,064
Mapletree Industrial (REIT)	3,355,000	3,504,902
Parkway Life REIT	3,409,000	5,369,367
UOL Group Ltd.	1,355,000	5,640,389
Wing Tai Holdings Ltd.	3,962,181	4,489,453
TOTAL SINGAPORE		26,786,175
Sweden - 2.7%
Castellum AB	198,400	2,665,016
Hufvudstaden AB Series A	200,000	2,435,061
Wihlborgs Fastigheter AB	139,900	2,031,442
TOTAL SWEDEN		7,131,519
United Kingdom - 12.9%
Big Yellow Group PLC	1,196,400	5,852,420
British Land Co. PLC	547,589	4,588,882
Derwent London PLC	149,600	4,571,386
Hammerson PLC	795,029	5,772,478
Helical Bar PLC	1,758,827	5,432,426
Metric Property Investments PLC	1,447,700	1,929,310
Quintain Estates & Development PLC (a)	1,937,100	1,510,948
Safestore Holdings PLC	1,315,000	2,082,340
St. Modwen Properties PLC	1,011,300	2,806,453
TOTAL UNITED KINGDOM		34,546,643
TOTAL COMMON STOCKS (Cost $281,982,482)		254,704,192
Money Market Funds - 4.6%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	11,441,650	$ 11,441,650
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	870,644	870,644
TOTAL MONEY MARKET FUNDS (Cost $12,312,294)		12,312,294
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $294,294,776)		267,016,486
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(218,547)
NET ASSETS - 100%		$ 266,797,939
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,037
Fidelity Securities Lending Cash Central Fund	77,977
Total	$ 95,014
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,023,998	$ 2,023,998	$ -	$ -
Financials	252,090,894	199,087,890	53,003,004	-
Information Technology	589,300	589,300	-	-
Money Market Funds	12,312,294	12,312,294	-	-
Total Investments in Securities:	$ 267,016,486	$ 214,013,482	$ 53,003,004	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 51,041,465
Level 2 to Level 1	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $814,031) - See accompanying schedule: Unaffiliated issuers (cost $281,982,482)	$ 254,704,192
Fidelity Central Funds (cost $12,312,294)	12,312,294
Total Investments (cost $294,294,776)		$ 267,016,486
Foreign currency held at value (cost $413,341)		413,469
Receivable for investments sold		644,637
Receivable for fund shares sold		343,465
Dividends receivable		569,418
Distributions receivable from Fidelity Central Funds		3,238
Other receivables		92,780
Total assets		269,083,493

Liabilities
Payable for investments purchased	$ 757,448
Payable for fund shares redeemed	252,652
Accrued management fee	153,109
Distribution and service plan fees payable	5,321
Other affiliated payables	72,468
Other payables and accrued expenses	173,912
Collateral on securities loaned, at value	870,644
Total liabilities		2,285,554

Net Assets		$ 266,797,939
Net Assets consist of:
Paid in capital		$ 611,378,296
Undistributed net investment income		4,308,924
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(321,581,509)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,307,772)
Net Assets		$ 266,797,939

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,116,550 ÷ 850,744 shares)	$ 8.37

Maximum offering price per share (100/94.25 of $8.37)	$ 8.88
Class T: Net Asset Value and redemption price per share ($2,570,309 ÷ 309,041 shares)	$ 8.32

Maximum offering price per share (100/96.50 of $8.32)	$ 8.62
Class B: Net Asset Value and offering price per share ($457,408 ÷ 55,542 shares)A	$ 8.24

Class C: Net Asset Value and offering price per share ($3,164,071 ÷ 385,508 shares)A	$ 8.21

International Real Estate: Net Asset Value, offering price and redemption price per share ($251,542,978 ÷ 29,803,415 shares)	$ 8.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,946,623 ÷ 231,246 shares)	$ 8.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 9,616,226
Interest		122
Income from Fidelity Central Funds		95,014
Income before foreign taxes withheld		9,711,362
Less foreign taxes withheld		(550,765)
Total income		9,160,597

Expenses
Management fee	$ 1,872,547
Transfer agent fees	790,564
Distribution and service plan fees	57,410
Accounting and security lending fees	137,396
Custodian fees and expenses	184,232
Independent trustees' compensation	1,771
Registration fees	80,907
Audit	77,170
Legal	1,045
Miscellaneous	4,049
Total expenses before reductions	3,207,091
Expense reductions	(182,590)	3,024,501
Net investment income (loss)		6,136,096
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,508,546)
Foreign currency transactions	(257,489)
Total net realized gain (loss)		(26,766,035)
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,196)
Assets and liabilities in foreign currencies	(18,559)
Total change in net unrealized appreciation (depreciation)		(38,755)
Net gain (loss)		(26,804,790)
Net increase (decrease) in net assets resulting from operations		$ (20,668,694)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,136,096	$ 14,085,086
Net realized gain (loss)	(26,766,035)	37,430,925
Change in net unrealized appreciation (depreciation)	(38,755)	3,876,295
Net increase (decrease) in net assets resulting from operations	(20,668,694)	55,392,306
Distributions to shareholders from net investment income	(6,740,519)	(13,892,744)
Distributions to shareholders from net realized gain	(6,329,734)	(11,440,782)
Total distributions	(13,070,253)	(25,333,526)
Share transactions - net increase (decrease)	(36,696,766)	(26,030,265)
Redemption fees	82,484	74,922
Total increase (decrease) in net assets	(70,353,229)	4,103,437

Net Assets
Beginning of period	337,151,168	333,047,731
End of period (including undistributed net investment income of $4,308,924 and undistributed net investment income of $4,912,084, respectively)	$ 266,797,939	$ 337,151,168

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.21	$ 8.46	$ 8.24	$ 10.63	$ 15.71
Income from Investment Operations
Net investment income (loss) C	.16	.34 F	.17	.18	.20
Net realized and unrealized gain (loss)	(.65)	1.04	.24	(2.57)	(3.48)
Total from investment operations	(.49)	1.38	.41	(2.39)	(3.28)
Distributions from net investment income	(.17)	(.33)	(.07)	-	(.31)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.35)	(.63) I	(.19)	-	(1.81)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.37	$ 9.21	$ 8.46	$ 8.24	$ 10.63
Total Return A,B	(4.88)%	16.76%	4.97%	(22.48)%	(23.20)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.44%	1.42%	1.44%	1.45%	1.38%
Expenses net of fee waivers, if any	1.44%	1.42%	1.44%	1.45%	1.38%
Expenses net of all reductions	1.37%	1.36%	1.39%	1.42%	1.35%
Net investment income (loss)	2.09%	3.67% F	2.02%	2.55%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,117	$ 7,047	$ 7,250	$ 6,745	$ 9,976
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.63 per share is comprised of distributions from net investment income of $.333 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 8.41	$ 8.21	$ 10.62	$ 15.70
Income from Investment Operations
Net investment income (loss) C	.14	.31 F	.15	.17	.17
Net realized and unrealized gain (loss)	(.66)	1.04	.23	(2.58)	(3.48)
Total from investment operations	(.52)	1.35	.38	(2.41)	(3.31)
Distributions from net investment income	(.14)	(.31)	(.06)	-	(.28)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.32)	(.60)	(.18)	-	(1.78)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.32	$ 9.16	$ 8.41	$ 8.21	$ 10.62
Total Return A,B	(5.23)%	16.54%	4.68%	(22.69)%	(23.39)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.72%	1.69%	1.70%	1.71%	1.64%
Expenses net of fee waivers, if any	1.70%	1.69%	1.70%	1.71%	1.64%
Expenses net of all reductions	1.63%	1.63%	1.65%	1.68%	1.60%
Net investment income (loss)	1.83%	3.41% F	1.75%	2.29%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,570	$ 2,496	$ 2,510	$ 2,080	$ 7,566
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.38%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 8.32	$ 8.14	$ 10.58	$ 15.67
Income from Investment Operations
Net investment income (loss) C	.10	.26 F	.11	.13	.11
Net realized and unrealized gain (loss)	(.64)	1.03	.23	(2.57)	(3.48)
Total from investment operations	(.54)	1.29	.34	(2.44)	(3.37)
Distributions from net investment income	(.09)	(.27)	(.04)	-	(.23)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.27)	(.56)	(.16)	-	(1.73)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.24	$ 9.05	$ 8.32	$ 8.14	$ 10.58
Total Return A,B	(5.61)%	15.90%	4.20%	(23.06)%	(23.80)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.19%	2.17%	2.19%	2.19%	2.14%
Expenses net of fee waivers, if any	2.19%	2.17%	2.19%	2.19%	2.14%
Expenses net of all reductions	2.12%	2.11%	2.14%	2.17%	2.11%
Net investment income (loss)	1.34%	2.92% F	1.26%	1.81%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 457	$ 570	$ 629	$ 606	$ 930
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.18 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .90%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 8.30	$ 8.13	$ 10.57	$ 15.67
Income from Investment Operations
Net investment income (loss) C	.10	.26 F	.11	.13	.11
Net realized and unrealized gain (loss)	(.64)	1.04	.22	(2.57)	(3.48)
Total from investment operations	(.54)	1.30	.33	(2.44)	(3.37)
Distributions from net investment income	(.10)	(.28)	(.04)	-	(.24)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.28)	(.57)	(.16)	-	(1.74)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.21	$ 9.03	$ 8.30	$ 8.13	$ 10.57
Total Return A,B	(5.68)%	16.07%	4.10%	(23.08)%	(23.78)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.19%	2.17%	2.18%	2.19%	2.14%
Expenses net of fee waivers, if any	2.19%	2.17%	2.18%	2.19%	2.14%
Expenses net of all reductions	2.12%	2.11%	2.14%	2.17%	2.11%
Net investment income (loss)	1.34%	2.92% F	1.27%	1.81%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,164	$ 3,208	$ 3,201	$ 2,496	$ 3,477
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.18 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .89%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 8.53	$ 8.29	$ 10.68	$ 15.73
Income from Investment Operations
Net investment income (loss) B	.18	.36 E	.19	.20	.25
Net realized and unrealized gain (loss)	(.67)	1.06	.25	(2.59)	(3.50)
Total from investment operations	(.49)	1.42	.44	(2.39)	(3.25)
Distributions from net investment income	(.19)	(.35)	(.08)	-	(.31)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.37)	(.65) H	(.20)	-	(1.81)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 8.44	$ 9.30	$ 8.53	$ 8.29	$ 10.68
Total Return A	(4.76)%	17.15%	5.29%	(22.38)%	(22.97)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.19%	1.17%	1.19%	1.19%	1.11%
Expenses net of fee waivers, if any	1.19%	1.17%	1.19%	1.19%	1.10%
Expenses net of all reductions	1.12%	1.11%	1.14%	1.16%	1.07%
Net investment income (loss)	2.34%	3.92% E	2.27%	2.81%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 251,543	$ 322,045	$ 318,032	$ 336,126	$ 572,985
Portfolio turnover rate D	138%	131%	95%	55%	63%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 8.51	$ 8.28	$ 10.66	$ 15.73
Income from Investment Operations
Net investment income (loss) B	.18	.36 E	.19	.20	.24
Net realized and unrealized gain (loss)	(.67)	1.06	.24	(2.58)	(3.49)
Total from investment operations	(.49)	1.42	.43	(2.38)	(3.25)
Distributions from net investment income	(.20)	(.35)	(.08)	-	(.33)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.37) H	(.65) I	(.20)	-	(1.83)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 8.42	$ 9.28	$ 8.51	$ 8.28	$ 10.66
Total Return A	(4.73)%	17.18%	5.18%	(22.33)%	(22.98)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.19%	1.17%	1.18%	1.19%	1.13%
Expenses net of fee waivers, if any	1.19%	1.17%	1.18%	1.19%	1.13%
Expenses net of all reductions	1.12%	1.11%	1.14%	1.17%	1.10%
Net investment income (loss)	2.34%	3.92% E	2.27%	2.81%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,947	$ 1,785	$ 1,425	$ 1,600	$ 3,289
Portfolio turnover rate D	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.178 per share.

I Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Real Estate and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investments companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,210,797
Gross unrealized depreciation	(42,520,691)
Net unrealized appreciation (depreciation) on securities and other investments	$ (34,309,894)

Tax Cost	$ 301,326,380

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,146,350
Capital loss carryforward	$ (305,203,415)
Net unrealized appreciation (depreciation)	$ (34,346,659)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (153,317,175)
2018	(136,599,532)
Total with expiration	$ (289,916,707)
No expiration
Short-term	$ (13,155,668)
Long-term	(2,131,040)
Total no expiration	(15,286,708)
Total capital loss carryforward	$ (305,203,415)

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $13,183,916 of capital losses recognized during the period November 1, 2011 to July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 13,070,253	$ 25,333,526

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $357,419,840 and $405,089,100, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 15,646	$ 39
Class T	.25%	.25%	10,228	-
Class B	.75%	.25%	4,466	3,349
Class C	.75%	.25%	27,070	3,373
			$ 57,410	$ 6,761

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,375
Class T	1,412
Class B*	1,293
Class C*	136
$ 9,216

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 18,681.30
Class T	6,690.33
Class B	1,338.30
Class C	8,040.30
International Real Estate	750,777.30
Institutional Class	5,038.30
	$ 790,564

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $766 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $77,977. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.70%	$ 378

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $182,189 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $23.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 129,790	$ 287,564
Class T	38,723	96,278
Class B	5,465	19,520
Class C	34,224	109,655
International Real Estate	6,491,807	13,319,427
Institutional Class	40,510	60,300
Total	$ 6,740,519	$ 13,892,744
From net realized gain
Class A	$ 132,606	$ 250,090
Class T	47,658	89,657
Class B	10,422	21,506
Class C	62,457	114,914
International Real Estate	6,040,035	10,916,536
Institutional Class	36,556	48,079
Total	$ 6,329,734	$ 11,440,782

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	561,131	213,763	$ 4,326,130	$ 1,964,473
Reinvestment of distributions	30,139	50,966	225,090	451,020
Shares redeemed	(505,235)	(357,321)	(3,930,366)	(3,278,956)
Net increase (decrease)	86,035	(92,592)	$ 620,854	$ (863,463)
Class T
Shares sold	121,127	73,470	$ 960,744	$ 668,265
Reinvestment of distributions	11,086	20,063	82,612	176,852
Shares redeemed	(95,807)	(119,466)	(730,690)	(1,082,947)
Net increase (decrease)	36,406	(25,933)	$ 312,666	$ (237,830)
Class B
Shares sold	10,309	4,563	$ 80,691	$ 41,321
Reinvestment of distributions	2,053	4,289	15,253	37,454
Shares redeemed	(19,799)	(21,555)	(151,766)	(195,000)
Net increase (decrease)	(7,437)	(12,703)	$ (55,822)	$ (116,225)
Class C
Shares sold	126,213	111,487	$ 1,000,819	$ 1,002,010
Reinvestment of distributions	11,099	21,061	82,243	183,176
Shares redeemed	(107,140)	(162,778)	(798,655)	(1,467,063)
Net increase (decrease)	30,172	(30,230)	$ 284,407	$ (281,877)
International Real Estate
Shares sold	6,073,777	7,219,780	$ 47,017,817	$ 67,747,351
Reinvestment of distributions	1,561,125	2,559,870	11,751,117	22,802,021
Shares redeemed	(12,463,432)	(12,440,980)	(96,926,190)	(115,315,484)
Net increase (decrease)	(4,828,530)	(2,661,330)	$ (38,157,256)	$ (24,766,112)
Institutional Class
Shares sold	125,764	99,324	$ 977,184	$ 925,861
Reinvestment of distributions	8,633	10,892	64,775	96,908
Shares redeemed	(95,484)	(85,350)	(743,574)	(787,527)
Net increase (decrease)	38,913	24,866	$ 298,385	$ 235,242

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of approximately 12% of the outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Real Estate Fund voted to pay on September 10, 2012, to shareholders of record at the opening of business on September 7, 2012, a distribution of $0.113 per share derived from capital gains realized from sales of portfolio securities, and a dividend of $0.126 per share from net investment income.

International Real Estate designates 18% and 32% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
09/09/11	$.321	$.0089
12/16/11	$.056	$.0030

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group focus on different industries or sectors than the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Real Estate Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class B, Class C and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisers

FIL Investment Advisers (UK) Limited

FIL Investment (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

IRE-UANN-0912
1.801327.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Real Estate

Fund - Class A, Class T,
Class B, and Class C

Annual Report

July 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® International
Real Estate Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® International Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge) B	-10.35%	-8.14%	2.42%
Class T (incl. 3.50% sales charge) C	-8.54%	-7.95%	2.54%
Class B (incl. contingent deferred sales charge) D	-10.16%	-8.04%	2.67%
Class C (incl. contingent deferred sales charge)E	-6.59%	-7.75%	2.66%

A From September 8, 2004.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity® International Real Estate Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 4, 2007, would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity® International Real Estate Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to April 4, 2007, would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity International Real Estate Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to April 4, 2007, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity International Real Estate Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 4, 2007, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Real Estate Fund - Class A on September 8, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. The initial offering of Class A took place on April 4, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The 12-month period ending July 31, 2012, was highly volatile for overseas property stocks, which lost ground as investors endured abrupt shifts between intervals of "risk on" and "risk off." A variety of factors drove the periodic changes in sentiment, especially the ongoing sovereign debt crisis in Europe. Concern about a slowdown in the Chinese economy and questions about the prospect of additional economic stimulus from the country's policymakers also influenced the market's behavior during the period. Given the limited supply of inflation-adjusted income-generating equity or fixed-income alternatives, larger-cap real estate investment trusts (REITs) toting relatively high yields and solid business fundamentals were among the biggest beneficiaries of new investment activity. Against this backdrop, overseas property stocks, as measured by the FTSE® EPRASM/NAREIT® Developed ex North America Index, returned -1.89%. Hampered in part by currency movements, this result significantly lagged the 12.88% gain of the U.S. REIT market, as reflected in the Dow Jones U.S. Select Real Estate Securities IndexSM. Meanwhile, the broad international equity market, as measured by the MSCI® EAFE® Index, returned -11.32%, while the S&P 500® Index, a popular measure of the performance of U.S. stocks, rose 9.13%.

Comments from Guillermo de las Casas, Portfolio Manager of Fidelity Advisor® International Real Estate Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -4.88%, -5.23%, -5.61% and -5.68%, respectively (excluding sales charges), lagging the FTSE® EPRASM/NAREIT® index but beating the MSCI® EAFE®. The fund's emphasis of attractively valued small- and mid-cap stocks hurt because these did not fare as well as certain large-cap, high-dividend-yielding investments, which I tended not to own. Also, the fund's growth-oriented stocks in Hong Kong, Singapore and Australia hurt, while below-benchmark exposure to Australia and an overweighting in poor-performing Italy also detracted. However, the fund benefited from limited exposure to the Netherlands and from favorable currency movements. In individual terms, avoiding Hong Kong-based Link Real Estate Investment Trust, an outperforming property company, hurt, as the fund was underweighted in this stock for nearly the entire period. This stock was not held at period end. Also detracting was Westfield Retail Trust, an outperforming index component that the fund didn't own, while an overweighting in Italy's Beni Stabili also detracted. On the positive side, an underweighting in Hong Kong-listed China Resources Land and an overweighting in Australian mall giant Westfield Group were significant positives.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.44%
Actual		$ 1,000.00	$ 1,108.60	$ 7.55
HypotheticalA		$ 1,000.00	$ 1,017.70	$ 7.22
Class T	1.70%
Actual		$ 1,000.00	$ 1,106.40	$ 8.90
HypotheticalA		$ 1,000.00	$ 1,016.41	$ 8.52
Class B	2.19%
Actual		$ 1,000.00	$ 1,103.10	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,013.97	$ 10.97
Class C	2.19%
Actual		$ 1,000.00	$ 1,103.50	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,013.97	$ 10.97
International Real Estate	1.19%
Actual		$ 1,000.00	$ 1,109.10	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 5.97
Institutional Class	1.19%
Actual		$ 1,000.00	$ 1,109.40	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 5.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Westfield Group unit	8.2	7.8
Mitsui Fudosan Co. Ltd.	5.9	5.7
Sun Hung Kai Properties Ltd.	5.7	8.3
Sumitomo Realty & Development Co. Ltd.	4.7	4.4
Unibail-Rodamco	4.1	3.9
Mirvac Group unit	3.6	2.3
Global Logistic Properties Ltd.	2.9	2.6
Kerry Properties Ltd.	2.8	1.7
Nomura Real Estate Holdings, Inc.	2.3	1.7
Big Yellow Group PLC	2.2	2.5
	42.4
Top Five Countries as of July 31, 2012
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	19.9	16.1
Australia	16.5	16.0
United Kingdom	12.9	12.8
Hong Kong	11.6	15.0
Singapore	10.0	7.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	24.2	25.7
REITs - Office Buildings	5.5	6.9
REITs - Industrial Buildings	4.6	3.1
REITs - Shopping Centers	4.4	3.3
REITs - Health Care Facilities	2.0	0.5
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 95.5%		Stocks 94.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.5%		Short-Term Investments and Net Other Assets (Liabilities) 5.9%
* Foreign investments	95.5%	** Foreign investments	94.1%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 16.5%
Abacus Property Group unit	1,525,637	$ 3,182,535
ALE Property Group	1,201,339	2,638,598
Charter Hall Group unit	1,090,003	2,943,894
FKP Property Group unit (d)	2,565,000	1,010,834
Goodman Group unit	660,608	2,610,316
Mirvac Group unit	6,636,138	9,554,267
Westfield Group unit	2,091,349	21,977,989
TOTAL AUSTRALIA		43,918,433
Bailiwick of Jersey - 1.4%
Atrium European Real Estate Ltd.	838,372	3,739,307
Belgium - 1.1%
Warehouses de Pauw	57,385	2,894,867
Bermuda - 5.0%
Csi Properties Ltd.	32,517,682	1,488,617
Great Eagle Holdings Ltd.	1,247,088	3,161,663
K Wah International Holdings Ltd.	22,071	8,083
Kerry Properties Ltd.	1,601,000	7,360,136
Soundwill Holdings Ltd.	987,000	1,458,602
TOTAL BERMUDA		13,477,101
Brazil - 0.8%
Companhia Brasileira de Desenvolvimento Imobiliario Turistico SA (a)	43,700	413,926
Even Construtora e Incorporadora SA	313,300	1,001,423
Multiplan Empreendimentos Imobiliarios SA	26,400	667,601
TOTAL BRAZIL		2,082,950
Cayman Islands - 2.0%
China Resources Land Ltd.	350,000	710,408
KWG Property Holding Ltd.	2,022,000	1,121,204
SOHO China Ltd.	4,014,000	2,986,676
SouFun Holdings Ltd. ADR (d)	49,688	589,300
TOTAL CAYMAN ISLANDS		5,407,588
Chile - 0.5%
Parque Arauco SA	657,471	1,246,165
France - 6.3%
Altarea	10,800	1,594,598
Societe de la Tour Eiffel	25,127	1,347,949
Common Stocks - continued
	Shares	Value
France - continued
Societe Fonciere Lyonnaise SA	70,586	$ 2,809,566
Unibail-Rodamco	56,857	10,941,252
TOTAL FRANCE		16,693,365
Germany - 2.3%
alstria office REIT-AG	162,500	1,808,857
Deutsche EuroShop AG	49,075	1,804,512
GSW Immobilien AG	32,669	1,203,868
IVG Immobilien AG (a)	45,000	104,590
Patrizia Immobilien AG (a)	211,916	1,299,796
TOTAL GERMANY		6,221,623
Hong Kong - 11.6%
Hang Lung Properties Ltd.	1,196,500	4,258,501
Henderson Land Development Co. Ltd.	984,000	5,735,464
Hysan Development Co. Ltd.	828,500	3,504,301
Magnificent Estates Ltd.	27,344,000	1,022,575
Sun Hung Kai Properties Ltd.	1,219,226	15,242,880
Wheelock and Co. Ltd.	313,000	1,229,042
TOTAL HONG KONG		30,992,763
India - 0.5%
Phoenix Mills Ltd.	424,550	1,405,997
Italy - 1.1%
Beni Stabili SpA SIIQ	5,246,133	2,400,556
Immobiliare Grande Distribuzione SpA	434,050	411,222
TOTAL ITALY		2,811,778
Japan - 19.9%
BLife Investment Corp.	517	3,612,670
Goldcrest Co. Ltd.	199,340	3,068,862
Japan Retail Fund Investment Corp.	3,185	5,326,889
Kenedix, Inc. (a)(d)	11,063	1,452,499
Mitsui Fudosan Co. Ltd.	817,000	15,741,416
Nomura Real Estate Holdings, Inc.	332,700	6,144,085
Sumitomo Realty & Development Co. Ltd.	509,000	12,665,728
United Urban Investment Corp.	4,600	4,990,855
TOTAL JAPAN		53,003,004
Mexico - 0.6%
Corporacion Inmobiliaria Vesta SAB de CV	1,039,303	1,484,886
Common Stocks - continued
	Shares	Value
Russia - 0.3%
LSR Group OJSC GDR (Reg. S)	192,400	$ 860,028
Singapore - 10.0%
Global Logistic Properties Ltd.	4,304,000	7,782,064
Mapletree Industrial (REIT)	3,355,000	3,504,902
Parkway Life REIT	3,409,000	5,369,367
UOL Group Ltd.	1,355,000	5,640,389
Wing Tai Holdings Ltd.	3,962,181	4,489,453
TOTAL SINGAPORE		26,786,175
Sweden - 2.7%
Castellum AB	198,400	2,665,016
Hufvudstaden AB Series A	200,000	2,435,061
Wihlborgs Fastigheter AB	139,900	2,031,442
TOTAL SWEDEN		7,131,519
United Kingdom - 12.9%
Big Yellow Group PLC	1,196,400	5,852,420
British Land Co. PLC	547,589	4,588,882
Derwent London PLC	149,600	4,571,386
Hammerson PLC	795,029	5,772,478
Helical Bar PLC	1,758,827	5,432,426
Metric Property Investments PLC	1,447,700	1,929,310
Quintain Estates & Development PLC (a)	1,937,100	1,510,948
Safestore Holdings PLC	1,315,000	2,082,340
St. Modwen Properties PLC	1,011,300	2,806,453
TOTAL UNITED KINGDOM		34,546,643
TOTAL COMMON STOCKS (Cost $281,982,482)		254,704,192
Money Market Funds - 4.6%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	11,441,650	$ 11,441,650
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	870,644	870,644
TOTAL MONEY MARKET FUNDS (Cost $12,312,294)		12,312,294
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $294,294,776)		267,016,486
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(218,547)
NET ASSETS - 100%		$ 266,797,939
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,037
Fidelity Securities Lending Cash Central Fund	77,977
Total	$ 95,014
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,023,998	$ 2,023,998	$ -	$ -
Financials	252,090,894	199,087,890	53,003,004	-
Information Technology	589,300	589,300	-	-
Money Market Funds	12,312,294	12,312,294	-	-
Total Investments in Securities:	$ 267,016,486	$ 214,013,482	$ 53,003,004	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 51,041,465
Level 2 to Level 1	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $814,031) - See accompanying schedule: Unaffiliated issuers (cost $281,982,482)	$ 254,704,192
Fidelity Central Funds (cost $12,312,294)	12,312,294
Total Investments (cost $294,294,776)		$ 267,016,486
Foreign currency held at value (cost $413,341)		413,469
Receivable for investments sold		644,637
Receivable for fund shares sold		343,465
Dividends receivable		569,418
Distributions receivable from Fidelity Central Funds		3,238
Other receivables		92,780
Total assets		269,083,493

Liabilities
Payable for investments purchased	$ 757,448
Payable for fund shares redeemed	252,652
Accrued management fee	153,109
Distribution and service plan fees payable	5,321
Other affiliated payables	72,468
Other payables and accrued expenses	173,912
Collateral on securities loaned, at value	870,644
Total liabilities		2,285,554

Net Assets		$ 266,797,939
Net Assets consist of:
Paid in capital		$ 611,378,296
Undistributed net investment income		4,308,924
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(321,581,509)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,307,772)
Net Assets		$ 266,797,939

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,116,550 ÷ 850,744 shares)	$ 8.37

Maximum offering price per share (100/94.25 of $8.37)	$ 8.88
Class T: Net Asset Value and redemption price per share ($2,570,309 ÷ 309,041 shares)	$ 8.32

Maximum offering price per share (100/96.50 of $8.32)	$ 8.62
Class B: Net Asset Value and offering price per share ($457,408 ÷ 55,542 shares)A	$ 8.24

Class C: Net Asset Value and offering price per share ($3,164,071 ÷ 385,508 shares)A	$ 8.21

International Real Estate: Net Asset Value, offering price and redemption price per share ($251,542,978 ÷ 29,803,415 shares)	$ 8.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,946,623 ÷ 231,246 shares)	$ 8.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 9,616,226
Interest		122
Income from Fidelity Central Funds		95,014
Income before foreign taxes withheld		9,711,362
Less foreign taxes withheld		(550,765)
Total income		9,160,597

Expenses
Management fee	$ 1,872,547
Transfer agent fees	790,564
Distribution and service plan fees	57,410
Accounting and security lending fees	137,396
Custodian fees and expenses	184,232
Independent trustees' compensation	1,771
Registration fees	80,907
Audit	77,170
Legal	1,045
Miscellaneous	4,049
Total expenses before reductions	3,207,091
Expense reductions	(182,590)	3,024,501
Net investment income (loss)		6,136,096
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,508,546)
Foreign currency transactions	(257,489)
Total net realized gain (loss)		(26,766,035)
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,196)
Assets and liabilities in foreign currencies	(18,559)
Total change in net unrealized appreciation (depreciation)		(38,755)
Net gain (loss)		(26,804,790)
Net increase (decrease) in net assets resulting from operations		$ (20,668,694)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,136,096	$ 14,085,086
Net realized gain (loss)	(26,766,035)	37,430,925
Change in net unrealized appreciation (depreciation)	(38,755)	3,876,295
Net increase (decrease) in net assets resulting from operations	(20,668,694)	55,392,306
Distributions to shareholders from net investment income	(6,740,519)	(13,892,744)
Distributions to shareholders from net realized gain	(6,329,734)	(11,440,782)
Total distributions	(13,070,253)	(25,333,526)
Share transactions - net increase (decrease)	(36,696,766)	(26,030,265)
Redemption fees	82,484	74,922
Total increase (decrease) in net assets	(70,353,229)	4,103,437

Net Assets
Beginning of period	337,151,168	333,047,731
End of period (including undistributed net investment income of $4,308,924 and undistributed net investment income of $4,912,084, respectively)	$ 266,797,939	$ 337,151,168

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.21	$ 8.46	$ 8.24	$ 10.63	$ 15.71
Income from Investment Operations
Net investment income (loss) C	.16	.34 F	.17	.18	.20
Net realized and unrealized gain (loss)	(.65)	1.04	.24	(2.57)	(3.48)
Total from investment operations	(.49)	1.38	.41	(2.39)	(3.28)
Distributions from net investment income	(.17)	(.33)	(.07)	-	(.31)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.35)	(.63) I	(.19)	-	(1.81)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.37	$ 9.21	$ 8.46	$ 8.24	$ 10.63
Total Return A,B	(4.88)%	16.76%	4.97%	(22.48)%	(23.20)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.44%	1.42%	1.44%	1.45%	1.38%
Expenses net of fee waivers, if any	1.44%	1.42%	1.44%	1.45%	1.38%
Expenses net of all reductions	1.37%	1.36%	1.39%	1.42%	1.35%
Net investment income (loss)	2.09%	3.67% F	2.02%	2.55%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,117	$ 7,047	$ 7,250	$ 6,745	$ 9,976
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.63 per share is comprised of distributions from net investment income of $.333 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 8.41	$ 8.21	$ 10.62	$ 15.70
Income from Investment Operations
Net investment income (loss) C	.14	.31 F	.15	.17	.17
Net realized and unrealized gain (loss)	(.66)	1.04	.23	(2.58)	(3.48)
Total from investment operations	(.52)	1.35	.38	(2.41)	(3.31)
Distributions from net investment income	(.14)	(.31)	(.06)	-	(.28)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.32)	(.60)	(.18)	-	(1.78)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.32	$ 9.16	$ 8.41	$ 8.21	$ 10.62
Total Return A,B	(5.23)%	16.54%	4.68%	(22.69)%	(23.39)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.72%	1.69%	1.70%	1.71%	1.64%
Expenses net of fee waivers, if any	1.70%	1.69%	1.70%	1.71%	1.64%
Expenses net of all reductions	1.63%	1.63%	1.65%	1.68%	1.60%
Net investment income (loss)	1.83%	3.41% F	1.75%	2.29%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,570	$ 2,496	$ 2,510	$ 2,080	$ 7,566
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.38%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 8.32	$ 8.14	$ 10.58	$ 15.67
Income from Investment Operations
Net investment income (loss) C	.10	.26 F	.11	.13	.11
Net realized and unrealized gain (loss)	(.64)	1.03	.23	(2.57)	(3.48)
Total from investment operations	(.54)	1.29	.34	(2.44)	(3.37)
Distributions from net investment income	(.09)	(.27)	(.04)	-	(.23)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.27)	(.56)	(.16)	-	(1.73)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.24	$ 9.05	$ 8.32	$ 8.14	$ 10.58
Total Return A,B	(5.61)%	15.90%	4.20%	(23.06)%	(23.80)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.19%	2.17%	2.19%	2.19%	2.14%
Expenses net of fee waivers, if any	2.19%	2.17%	2.19%	2.19%	2.14%
Expenses net of all reductions	2.12%	2.11%	2.14%	2.17%	2.11%
Net investment income (loss)	1.34%	2.92% F	1.26%	1.81%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 457	$ 570	$ 629	$ 606	$ 930
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.18 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .90%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 8.30	$ 8.13	$ 10.57	$ 15.67
Income from Investment Operations
Net investment income (loss) C	.10	.26 F	.11	.13	.11
Net realized and unrealized gain (loss)	(.64)	1.04	.22	(2.57)	(3.48)
Total from investment operations	(.54)	1.30	.33	(2.44)	(3.37)
Distributions from net investment income	(.10)	(.28)	(.04)	-	(.24)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.28)	(.57)	(.16)	-	(1.74)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.21	$ 9.03	$ 8.30	$ 8.13	$ 10.57
Total Return A,B	(5.68)%	16.07%	4.10%	(23.08)%	(23.78)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.19%	2.17%	2.18%	2.19%	2.14%
Expenses net of fee waivers, if any	2.19%	2.17%	2.18%	2.19%	2.14%
Expenses net of all reductions	2.12%	2.11%	2.14%	2.17%	2.11%
Net investment income (loss)	1.34%	2.92% F	1.27%	1.81%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,164	$ 3,208	$ 3,201	$ 2,496	$ 3,477
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.18 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .89%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 8.53	$ 8.29	$ 10.68	$ 15.73
Income from Investment Operations
Net investment income (loss) B	.18	.36 E	.19	.20	.25
Net realized and unrealized gain (loss)	(.67)	1.06	.25	(2.59)	(3.50)
Total from investment operations	(.49)	1.42	.44	(2.39)	(3.25)
Distributions from net investment income	(.19)	(.35)	(.08)	-	(.31)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.37)	(.65) H	(.20)	-	(1.81)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 8.44	$ 9.30	$ 8.53	$ 8.29	$ 10.68
Total Return A	(4.76)%	17.15%	5.29%	(22.38)%	(22.97)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.19%	1.17%	1.19%	1.19%	1.11%
Expenses net of fee waivers, if any	1.19%	1.17%	1.19%	1.19%	1.10%
Expenses net of all reductions	1.12%	1.11%	1.14%	1.16%	1.07%
Net investment income (loss)	2.34%	3.92% E	2.27%	2.81%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 251,543	$ 322,045	$ 318,032	$ 336,126	$ 572,985
Portfolio turnover rate D	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 8.51	$ 8.28	$ 10.66	$ 15.73
Income from Investment Operations
Net investment income (loss) B	.18	.36 E	.19	.20	.24
Net realized and unrealized gain (loss)	(.67)	1.06	.24	(2.58)	(3.49)
Total from investment operations	(.49)	1.42	.43	(2.38)	(3.25)
Distributions from net investment income	(.20)	(.35)	(.08)	-	(.33)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.37) H	(.65) I	(.20)	-	(1.83)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 8.42	$ 9.28	$ 8.51	$ 8.28	$ 10.66
Total Return A	(4.73)%	17.18%	5.18%	(22.33)%	(22.98)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.19%	1.17%	1.18%	1.19%	1.13%
Expenses net of fee waivers, if any	1.19%	1.17%	1.18%	1.19%	1.13%
Expenses net of all reductions	1.12%	1.11%	1.14%	1.17%	1.10%
Net investment income (loss)	2.34%	3.92% E	2.27%	2.81%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,947	$ 1,785	$ 1,425	$ 1,600	$ 3,289
Portfolio turnover rate D	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.178 per share.

I Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Real Estate and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investments companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,210,797
Gross unrealized depreciation	(42,520,691)
Net unrealized appreciation (depreciation) on securities and other investments	$ (34,309,894)

Tax Cost	$ 301,326,380

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,146,350
Capital loss carryforward	$ (305,203,415)
Net unrealized appreciation (depreciation)	$ (34,346,659)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (153,317,175)
2018	(136,599,532)
Total with expiration	$ (289,916,707)
No expiration
Short-term	$ (13,155,668)
Long-term	(2,131,040)
Total no expiration	(15,286,708)
Total capital loss carryforward	$ (305,203,415)

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $13,183,916 of capital losses recognized during the period November 1, 2011 to July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 13,070,253	$ 25,333,526

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $357,419,840 and $405,089,100, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 15,646	$ 39
Class T	.25%	.25%	10,228	-
Class B	.75%	.25%	4,466	3,349
Class C	.75%	.25%	27,070	3,373
			$ 57,410	$ 6,761

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,375
Class T	1,412
Class B*	1,293
Class C*	136
$ 9,216

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 18,681.30
Class T	6,690.33
Class B	1,338.30
Class C	8,040.30
International Real Estate	750,777.30
Institutional Class	5,038.30
	$ 790,564

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $766 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $77,977. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.70%	$ 378

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $182,189 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $23.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 129,790	$ 287,564
Class T	38,723	96,278
Class B	5,465	19,520
Class C	34,224	109,655
International Real Estate	6,491,807	13,319,427
Institutional Class	40,510	60,300
Total	$ 6,740,519	$ 13,892,744
From net realized gain
Class A	$ 132,606	$ 250,090
Class T	47,658	89,657
Class B	10,422	21,506
Class C	62,457	114,914
International Real Estate	6,040,035	10,916,536
Institutional Class	36,556	48,079
Total	$ 6,329,734	$ 11,440,782

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	561,131	213,763	$ 4,326,130	$ 1,964,473
Reinvestment of distributions	30,139	50,966	225,090	451,020
Shares redeemed	(505,235)	(357,321)	(3,930,366)	(3,278,956)
Net increase (decrease)	86,035	(92,592)	$ 620,854	$ (863,463)
Class T
Shares sold	121,127	73,470	$ 960,744	$ 668,265
Reinvestment of distributions	11,086	20,063	82,612	176,852
Shares redeemed	(95,807)	(119,466)	(730,690)	(1,082,947)
Net increase (decrease)	36,406	(25,933)	$ 312,666	$ (237,830)
Class B
Shares sold	10,309	4,563	$ 80,691	$ 41,321
Reinvestment of distributions	2,053	4,289	15,253	37,454
Shares redeemed	(19,799)	(21,555)	(151,766)	(195,000)
Net increase (decrease)	(7,437)	(12,703)	$ (55,822)	$ (116,225)
Class C
Shares sold	126,213	111,487	$ 1,000,819	$ 1,002,010
Reinvestment of distributions	11,099	21,061	82,243	183,176
Shares redeemed	(107,140)	(162,778)	(798,655)	(1,467,063)
Net increase (decrease)	30,172	(30,230)	$ 284,407	$ (281,877)
International Real Estate
Shares sold	6,073,777	7,219,780	$ 47,017,817	$ 67,747,351
Reinvestment of distributions	1,561,125	2,559,870	11,751,117	22,802,021
Shares redeemed	(12,463,432)	(12,440,980)	(96,926,190)	(115,315,484)
Net increase (decrease)	(4,828,530)	(2,661,330)	$ (38,157,256)	$ (24,766,112)
Institutional Class
Shares sold	125,764	99,324	$ 977,184	$ 925,861
Reinvestment of distributions	8,633	10,892	64,775	96,908
Shares redeemed	(95,484)	(85,350)	(743,574)	(787,527)
Net increase (decrease)	38,913	24,866	$ 298,385	$ 235,242

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of approximately 12% of the outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010- present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/10/12	09/07/12	$0.115	$0.113

Class T	09/10/12	09/07/12	$0.108	$0.113

Class B	09/10/12	09/07/12	$0.078	$0.113

Class C	09/10/12	09/07/12	$0.089	$0.113

Class A designates 19% and 37%; Class T designates 20% and 40%; Class B designates 23% and 78%; and Class C designates 23% and 75%; of the dividends distributed in September and December respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	09/09/11	$.305	$.0089
	12/16/11	$.049	$.0030
Class T	09/09/11	$.290	$.0089
	12/16/11	$.040	$.0030
Class B	09/09/11	$.257	$.0089
	12/16/11	$.023	$.0030
Class C	09/09/11	$.260	$.0089
	12/16/11	$.024	$.0030

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group focus on different industries or sectors than the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Real Estate Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class B, Class C and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisers

FIL Investment Advisers (UK) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AIRE-UANN-0912
1.843178.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Real Estate

Fund - Institutional Class

Annual Report

July 31, 2012

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity®
International Real Estate Fund

Contents

Performance	4	How the fund has done over time.
Management's Discussion of Fund Performance	5	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Distributions	48
Board Approval of Investment Advisory Contracts and Management Fees	49

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Institutional Class B	-4.73%	-6.82%	3.37%

A From September 8, 2004.

B The initial offering of Institutional Class shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity® International Real Estate Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Real Estate Fund - Institutional Class on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. The initial offering of Institutional Class took place on April 4, 2007. See above for additional information regarding the performance of Institutional Class.

21,000
17,500
15,000
12,500
10,000
9,000
8,000
7,000
$6,600
2005
2006
2007
2008
2009
2010
2011
2012
Period Ending Values
$12,989 Fidelity Advisor® InternationalReal Estate Fund - InstitutionalClass
$13,822 MSCI® EAFE® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: The 12-month period ending July 31, 2012, was highly volatile for overseas property stocks, which lost ground as investors endured abrupt shifts between intervals of "risk on" and "risk off." A variety of factors drove the periodic changes in sentiment, especially the ongoing sovereign debt crisis in Europe. Concern about a slowdown in the Chinese economy and questions about the prospect of additional economic stimulus from the country's policymakers also influenced the market's behavior during the period. Given the limited supply of inflation-adjusted income-generating equity or fixed-income alternatives, larger-cap real estate investment trusts (REITs) toting relatively high yields and solid business fundamentals were among the biggest beneficiaries of new investment activity. Against this backdrop, overseas property stocks, as measured by the FTSE® EPRASM/NAREIT® Developed ex North America Index, returned -1.89%. Hampered in part by currency movements, this result significantly lagged the 12.88% gain of the U.S. REIT market, as reflected in the Dow Jones U.S. Select Real Estate Securities IndexSM. Meanwhile, the broad international equity market, as measured by the MSCI® EAFE® Index, returned -11.32%, while the S&P 500® Index, a popular measure of the performance of U.S. stocks, rose 9.13%.

Comments from Guillermo de las Casas, Portfolio Manager of Fidelity Advisor® International Real Estate Fund: For the year ending, the fund's Institutional Class shares returned -4.73%, lagging the FTSE® EPRASM/NAREIT® index but beating the MSCI® EAFE®. The fund's emphasis of attractively valued small- and mid-cap stocks hurt because these did not fare as well as certain large-cap, high-dividend-yielding investments, which I tended not to own. Also, the fund's growth-oriented stocks underperformed in Hong Kong, Singapore and Australia hurt, while below-benchmark exposure to Australia and an overweighting in poor-performing Italy also detracted. However, the fund benefited from limited exposure to the Netherlands and from favorable currency movements. In individual terms, avoiding Hong Kong-based Link Real Estate Investment Trust, an outperforming property company, hurt, as the fund was underweighted in this stock for nearly the entire period. This stock was not held at period end. Also detracting was Westfield Retail Trust, an outperforming index component that the fund didn't own, while an overweighting in Italy's Beni Stabili also detracted. On the positive side, an underweighting in Hong Kong-listed China Resources Land and an overweighting in Australian mall giant Westfield Group were significant positives.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.44%
Actual		$ 1,000.00	$ 1,108.60	$ 7.55
HypotheticalA		$ 1,000.00	$ 1,017.70	$ 7.22
Class T	1.70%
Actual		$ 1,000.00	$ 1,106.40	$ 8.90
HypotheticalA		$ 1,000.00	$ 1,016.41	$ 8.52
Class B	2.19%
Actual		$ 1,000.00	$ 1,103.10	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,013.97	$ 10.97
Class C	2.19%
Actual		$ 1,000.00	$ 1,103.50	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,013.97	$ 10.97
International Real Estate	1.19%
Actual		$ 1,000.00	$ 1,109.10	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 5.97
Institutional Class	1.19%
Actual		$ 1,000.00	$ 1,109.40	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 5.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Westfield Group unit	8.2	7.8
Mitsui Fudosan Co. Ltd.	5.9	5.7
Sun Hung Kai Properties Ltd.	5.7	8.3
Sumitomo Realty & Development Co. Ltd.	4.7	4.4
Unibail-Rodamco	4.1	3.9
Mirvac Group unit	3.6	2.3
Global Logistic Properties Ltd.	2.9	2.6
Kerry Properties Ltd.	2.8	1.7
Nomura Real Estate Holdings, Inc.	2.3	1.7
Big Yellow Group PLC	2.2	2.5
	42.4
Top Five Countries as of July 31, 2012
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	19.9	16.1
Australia	16.5	16.0
United Kingdom	12.9	12.8
Hong Kong	11.6	15.0
Singapore	10.0	7.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	24.2	25.7
REITs - Office Buildings	5.5	6.9
REITs - Industrial Buildings	4.6	3.1
REITs - Shopping Centers	4.4	3.3
REITs - Health Care Facilities	2.0	0.5
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 95.5%		Stocks 94.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.5%		Short-Term Investments and Net Other Assets (Liabilities) 5.9%
* Foreign investments	95.5%	** Foreign investments	94.1%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 16.5%
Abacus Property Group unit	1,525,637	$ 3,182,535
ALE Property Group	1,201,339	2,638,598
Charter Hall Group unit	1,090,003	2,943,894
FKP Property Group unit (d)	2,565,000	1,010,834
Goodman Group unit	660,608	2,610,316
Mirvac Group unit	6,636,138	9,554,267
Westfield Group unit	2,091,349	21,977,989
TOTAL AUSTRALIA		43,918,433
Bailiwick of Jersey - 1.4%
Atrium European Real Estate Ltd.	838,372	3,739,307
Belgium - 1.1%
Warehouses de Pauw	57,385	2,894,867
Bermuda - 5.0%
Csi Properties Ltd.	32,517,682	1,488,617
Great Eagle Holdings Ltd.	1,247,088	3,161,663
K Wah International Holdings Ltd.	22,071	8,083
Kerry Properties Ltd.	1,601,000	7,360,136
Soundwill Holdings Ltd.	987,000	1,458,602
TOTAL BERMUDA		13,477,101
Brazil - 0.8%
Companhia Brasileira de Desenvolvimento Imobiliario Turistico SA (a)	43,700	413,926
Even Construtora e Incorporadora SA	313,300	1,001,423
Multiplan Empreendimentos Imobiliarios SA	26,400	667,601
TOTAL BRAZIL		2,082,950
Cayman Islands - 2.0%
China Resources Land Ltd.	350,000	710,408
KWG Property Holding Ltd.	2,022,000	1,121,204
SOHO China Ltd.	4,014,000	2,986,676
SouFun Holdings Ltd. ADR (d)	49,688	589,300
TOTAL CAYMAN ISLANDS		5,407,588
Chile - 0.5%
Parque Arauco SA	657,471	1,246,165
France - 6.3%
Altarea	10,800	1,594,598
Societe de la Tour Eiffel	25,127	1,347,949
Common Stocks - continued
	Shares	Value
France - continued
Societe Fonciere Lyonnaise SA	70,586	$ 2,809,566
Unibail-Rodamco	56,857	10,941,252
TOTAL FRANCE		16,693,365
Germany - 2.3%
alstria office REIT-AG	162,500	1,808,857
Deutsche EuroShop AG	49,075	1,804,512
GSW Immobilien AG	32,669	1,203,868
IVG Immobilien AG (a)	45,000	104,590
Patrizia Immobilien AG (a)	211,916	1,299,796
TOTAL GERMANY		6,221,623
Hong Kong - 11.6%
Hang Lung Properties Ltd.	1,196,500	4,258,501
Henderson Land Development Co. Ltd.	984,000	5,735,464
Hysan Development Co. Ltd.	828,500	3,504,301
Magnificent Estates Ltd.	27,344,000	1,022,575
Sun Hung Kai Properties Ltd.	1,219,226	15,242,880
Wheelock and Co. Ltd.	313,000	1,229,042
TOTAL HONG KONG		30,992,763
India - 0.5%
Phoenix Mills Ltd.	424,550	1,405,997
Italy - 1.1%
Beni Stabili SpA SIIQ	5,246,133	2,400,556
Immobiliare Grande Distribuzione SpA	434,050	411,222
TOTAL ITALY		2,811,778
Japan - 19.9%
BLife Investment Corp.	517	3,612,670
Goldcrest Co. Ltd.	199,340	3,068,862
Japan Retail Fund Investment Corp.	3,185	5,326,889
Kenedix, Inc. (a)(d)	11,063	1,452,499
Mitsui Fudosan Co. Ltd.	817,000	15,741,416
Nomura Real Estate Holdings, Inc.	332,700	6,144,085
Sumitomo Realty & Development Co. Ltd.	509,000	12,665,728
United Urban Investment Corp.	4,600	4,990,855
TOTAL JAPAN		53,003,004
Mexico - 0.6%
Corporacion Inmobiliaria Vesta SAB de CV	1,039,303	1,484,886
Common Stocks - continued
	Shares	Value
Russia - 0.3%
LSR Group OJSC GDR (Reg. S)	192,400	$ 860,028
Singapore - 10.0%
Global Logistic Properties Ltd.	4,304,000	7,782,064
Mapletree Industrial (REIT)	3,355,000	3,504,902
Parkway Life REIT	3,409,000	5,369,367
UOL Group Ltd.	1,355,000	5,640,389
Wing Tai Holdings Ltd.	3,962,181	4,489,453
TOTAL SINGAPORE		26,786,175
Sweden - 2.7%
Castellum AB	198,400	2,665,016
Hufvudstaden AB Series A	200,000	2,435,061
Wihlborgs Fastigheter AB	139,900	2,031,442
TOTAL SWEDEN		7,131,519
United Kingdom - 12.9%
Big Yellow Group PLC	1,196,400	5,852,420
British Land Co. PLC	547,589	4,588,882
Derwent London PLC	149,600	4,571,386
Hammerson PLC	795,029	5,772,478
Helical Bar PLC	1,758,827	5,432,426
Metric Property Investments PLC	1,447,700	1,929,310
Quintain Estates & Development PLC (a)	1,937,100	1,510,948
Safestore Holdings PLC	1,315,000	2,082,340
St. Modwen Properties PLC	1,011,300	2,806,453
TOTAL UNITED KINGDOM		34,546,643
TOTAL COMMON STOCKS (Cost $281,982,482)		254,704,192
Money Market Funds - 4.6%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	11,441,650	$ 11,441,650
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	870,644	870,644
TOTAL MONEY MARKET FUNDS (Cost $12,312,294)		12,312,294
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $294,294,776)		267,016,486
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(218,547)
NET ASSETS - 100%		$ 266,797,939
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,037
Fidelity Securities Lending Cash Central Fund	77,977
Total	$ 95,014
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,023,998	$ 2,023,998	$ -	$ -
Financials	252,090,894	199,087,890	53,003,004	-
Information Technology	589,300	589,300	-	-
Money Market Funds	12,312,294	12,312,294	-	-
Total Investments in Securities:	$ 267,016,486	$ 214,013,482	$ 53,003,004	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 51,041,465
Level 2 to Level 1	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $814,031) - See accompanying schedule: Unaffiliated issuers (cost $281,982,482)	$ 254,704,192
Fidelity Central Funds (cost $12,312,294)	12,312,294
Total Investments (cost $294,294,776)		$ 267,016,486
Foreign currency held at value (cost $413,341)		413,469
Receivable for investments sold		644,637
Receivable for fund shares sold		343,465
Dividends receivable		569,418
Distributions receivable from Fidelity Central Funds		3,238
Other receivables		92,780
Total assets		269,083,493

Liabilities
Payable for investments purchased	$ 757,448
Payable for fund shares redeemed	252,652
Accrued management fee	153,109
Distribution and service plan fees payable	5,321
Other affiliated payables	72,468
Other payables and accrued expenses	173,912
Collateral on securities loaned, at value	870,644
Total liabilities		2,285,554

Net Assets		$ 266,797,939
Net Assets consist of:
Paid in capital		$ 611,378,296
Undistributed net investment income		4,308,924
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(321,581,509)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,307,772)
Net Assets		$ 266,797,939

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,116,550 ÷ 850,744 shares)	$ 8.37

Maximum offering price per share (100/94.25 of $8.37)	$ 8.88
Class T: Net Asset Value and redemption price per share ($2,570,309 ÷ 309,041 shares)	$ 8.32

Maximum offering price per share (100/96.50 of $8.32)	$ 8.62
Class B: Net Asset Value and offering price per share ($457,408 ÷ 55,542 shares)A	$ 8.24

Class C: Net Asset Value and offering price per share ($3,164,071 ÷ 385,508 shares)A	$ 8.21

International Real Estate: Net Asset Value, offering price and redemption price per share ($251,542,978 ÷ 29,803,415 shares)	$ 8.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,946,623 ÷ 231,246 shares)	$ 8.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 9,616,226
Interest		122
Income from Fidelity Central Funds		95,014
Income before foreign taxes withheld		9,711,362
Less foreign taxes withheld		(550,765)
Total income		9,160,597

Expenses
Management fee	$ 1,872,547
Transfer agent fees	790,564
Distribution and service plan fees	57,410
Accounting and security lending fees	137,396
Custodian fees and expenses	184,232
Independent trustees' compensation	1,771
Registration fees	80,907
Audit	77,170
Legal	1,045
Miscellaneous	4,049
Total expenses before reductions	3,207,091
Expense reductions	(182,590)	3,024,501
Net investment income (loss)		6,136,096
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,508,546)
Foreign currency transactions	(257,489)
Total net realized gain (loss)		(26,766,035)
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,196)
Assets and liabilities in foreign currencies	(18,559)
Total change in net unrealized appreciation (depreciation)		(38,755)
Net gain (loss)		(26,804,790)
Net increase (decrease) in net assets resulting from operations		$ (20,668,694)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,136,096	$ 14,085,086
Net realized gain (loss)	(26,766,035)	37,430,925
Change in net unrealized appreciation (depreciation)	(38,755)	3,876,295
Net increase (decrease) in net assets resulting from operations	(20,668,694)	55,392,306
Distributions to shareholders from net investment income	(6,740,519)	(13,892,744)
Distributions to shareholders from net realized gain	(6,329,734)	(11,440,782)
Total distributions	(13,070,253)	(25,333,526)
Share transactions - net increase (decrease)	(36,696,766)	(26,030,265)
Redemption fees	82,484	74,922
Total increase (decrease) in net assets	(70,353,229)	4,103,437

Net Assets
Beginning of period	337,151,168	333,047,731
End of period (including undistributed net investment income of $4,308,924 and undistributed net investment income of $4,912,084, respectively)	$ 266,797,939	$ 337,151,168

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.21	$ 8.46	$ 8.24	$ 10.63	$ 15.71
Income from Investment Operations
Net investment income (loss) C	.16	.34 F	.17	.18	.20
Net realized and unrealized gain (loss)	(.65)	1.04	.24	(2.57)	(3.48)
Total from investment operations	(.49)	1.38	.41	(2.39)	(3.28)
Distributions from net investment income	(.17)	(.33)	(.07)	-	(.31)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.35)	(.63) I	(.19)	-	(1.81)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.37	$ 9.21	$ 8.46	$ 8.24	$ 10.63
Total Return A,B	(4.88)%	16.76%	4.97%	(22.48)%	(23.20)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.44%	1.42%	1.44%	1.45%	1.38%
Expenses net of fee waivers, if any	1.44%	1.42%	1.44%	1.45%	1.38%
Expenses net of all reductions	1.37%	1.36%	1.39%	1.42%	1.35%
Net investment income (loss)	2.09%	3.67% F	2.02%	2.55%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,117	$ 7,047	$ 7,250	$ 6,745	$ 9,976
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.63 per share is comprised of distributions from net investment income of $.333 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 8.41	$ 8.21	$ 10.62	$ 15.70
Income from Investment Operations
Net investment income (loss) C	.14	.31 F	.15	.17	.17
Net realized and unrealized gain (loss)	(.66)	1.04	.23	(2.58)	(3.48)
Total from investment operations	(.52)	1.35	.38	(2.41)	(3.31)
Distributions from net investment income	(.14)	(.31)	(.06)	-	(.28)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.32)	(.60)	(.18)	-	(1.78)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.32	$ 9.16	$ 8.41	$ 8.21	$ 10.62
Total Return A,B	(5.23)%	16.54%	4.68%	(22.69)%	(23.39)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.72%	1.69%	1.70%	1.71%	1.64%
Expenses net of fee waivers, if any	1.70%	1.69%	1.70%	1.71%	1.64%
Expenses net of all reductions	1.63%	1.63%	1.65%	1.68%	1.60%
Net investment income (loss)	1.83%	3.41% F	1.75%	2.29%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,570	$ 2,496	$ 2,510	$ 2,080	$ 7,566
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.38%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 8.32	$ 8.14	$ 10.58	$ 15.67
Income from Investment Operations
Net investment income (loss) C	.10	.26 F	.11	.13	.11
Net realized and unrealized gain (loss)	(.64)	1.03	.23	(2.57)	(3.48)
Total from investment operations	(.54)	1.29	.34	(2.44)	(3.37)
Distributions from net investment income	(.09)	(.27)	(.04)	-	(.23)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.27)	(.56)	(.16)	-	(1.73)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.24	$ 9.05	$ 8.32	$ 8.14	$ 10.58
Total Return A,B	(5.61)%	15.90%	4.20%	(23.06)%	(23.80)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.19%	2.17%	2.19%	2.19%	2.14%
Expenses net of fee waivers, if any	2.19%	2.17%	2.19%	2.19%	2.14%
Expenses net of all reductions	2.12%	2.11%	2.14%	2.17%	2.11%
Net investment income (loss)	1.34%	2.92% F	1.26%	1.81%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 457	$ 570	$ 629	$ 606	$ 930
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.18 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .90%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 8.30	$ 8.13	$ 10.57	$ 15.67
Income from Investment Operations
Net investment income (loss) C	.10	.26 F	.11	.13	.11
Net realized and unrealized gain (loss)	(.64)	1.04	.22	(2.57)	(3.48)
Total from investment operations	(.54)	1.30	.33	(2.44)	(3.37)
Distributions from net investment income	(.10)	(.28)	(.04)	-	(.24)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.28)	(.57)	(.16)	-	(1.74)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 8.21	$ 9.03	$ 8.30	$ 8.13	$ 10.57
Total Return A,B	(5.68)%	16.07%	4.10%	(23.08)%	(23.78)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.19%	2.17%	2.18%	2.19%	2.14%
Expenses net of fee waivers, if any	2.19%	2.17%	2.18%	2.19%	2.14%
Expenses net of all reductions	2.12%	2.11%	2.14%	2.17%	2.11%
Net investment income (loss)	1.34%	2.92% F	1.27%	1.81%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,164	$ 3,208	$ 3,201	$ 2,496	$ 3,477
Portfolio turnover rate E	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividends which amounted to $.18 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .89%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 8.53	$ 8.29	$ 10.68	$ 15.73
Income from Investment Operations
Net investment income (loss) B	.18	.36 E	.19	.20	.25
Net realized and unrealized gain (loss)	(.67)	1.06	.25	(2.59)	(3.50)
Total from investment operations	(.49)	1.42	.44	(2.39)	(3.25)
Distributions from net investment income	(.19)	(.35)	(.08)	-	(.31)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.37)	(.65) H	(.20)	-	(1.81)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 8.44	$ 9.30	$ 8.53	$ 8.29	$ 10.68
Total Return A	(4.76)%	17.15%	5.29%	(22.38)%	(22.97)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.19%	1.17%	1.19%	1.19%	1.11%
Expenses net of fee waivers, if any	1.19%	1.17%	1.19%	1.19%	1.10%
Expenses net of all reductions	1.12%	1.11%	1.14%	1.16%	1.07%
Net investment income (loss)	2.34%	3.92% E	2.27%	2.81%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 251,543	$ 322,045	$ 318,032	$ 336,126	$ 572,985
Portfolio turnover rate D	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 8.51	$ 8.28	$ 10.66	$ 15.73
Income from Investment Operations
Net investment income (loss) B	.18	.36 E	.19	.20	.24
Net realized and unrealized gain (loss)	(.67)	1.06	.24	(2.58)	(3.49)
Total from investment operations	(.49)	1.42	.43	(2.38)	(3.25)
Distributions from net investment income	(.20)	(.35)	(.08)	-	(.33)
Distributions from net realized gain	(.18)	(.29)	(.12)	-	(1.50)
Total distributions	(.37) H	(.65) I	(.20)	-	(1.83)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 8.42	$ 9.28	$ 8.51	$ 8.28	$ 10.66
Total Return A	(4.73)%	17.18%	5.18%	(22.33)%	(22.98)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.19%	1.17%	1.18%	1.19%	1.13%
Expenses net of fee waivers, if any	1.19%	1.17%	1.18%	1.19%	1.13%
Expenses net of all reductions	1.12%	1.11%	1.14%	1.17%	1.10%
Net investment income (loss)	2.34%	3.92% E	2.27%	2.81%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,947	$ 1,785	$ 1,425	$ 1,600	$ 3,289
Portfolio turnover rate D	138%	131%	95%	55%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.19 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.178 per share.

I Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Real Estate and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investments companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,210,797
Gross unrealized depreciation	(42,520,691)
Net unrealized appreciation (depreciation) on securities and other investments	$ (34,309,894)

Tax Cost	$ 301,326,380

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,146,350
Capital loss carryforward	$ (305,203,415)
Net unrealized appreciation (depreciation)	$ (34,346,659)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (153,317,175)
2018	(136,599,532)
Total with expiration	$ (289,916,707)
No expiration
Short-term	$ (13,155,668)
Long-term	(2,131,040)
Total no expiration	(15,286,708)
Total capital loss carryforward	$ (305,203,415)

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $13,183,916 of capital losses recognized during the period November 1, 2011 to July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 13,070,253	$ 25,333,526

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $357,419,840 and $405,089,100, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 15,646	$ 39
Class T	.25%	.25%	10,228	-
Class B	.75%	.25%	4,466	3,349
Class C	.75%	.25%	27,070	3,373
			$ 57,410	$ 6,761

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,375
Class T	1,412
Class B*	1,293
Class C*	136
$ 9,216

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 18,681.30
Class T	6,690.33
Class B	1,338.30
Class C	8,040.30
International Real Estate	750,777.30
Institutional Class	5,038.30
	$ 790,564

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $766 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $77,977. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.70%	$ 378

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $182,189 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $23.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 129,790	$ 287,564
Class T	38,723	96,278
Class B	5,465	19,520
Class C	34,224	109,655
International Real Estate	6,491,807	13,319,427
Institutional Class	40,510	60,300
Total	$ 6,740,519	$ 13,892,744
From net realized gain
Class A	$ 132,606	$ 250,090
Class T	47,658	89,657
Class B	10,422	21,506
Class C	62,457	114,914
International Real Estate	6,040,035	10,916,536
Institutional Class	36,556	48,079
Total	$ 6,329,734	$ 11,440,782

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	561,131	213,763	$ 4,326,130	$ 1,964,473
Reinvestment of distributions	30,139	50,966	225,090	451,020
Shares redeemed	(505,235)	(357,321)	(3,930,366)	(3,278,956)
Net increase (decrease)	86,035	(92,592)	$ 620,854	$ (863,463)
Class T
Shares sold	121,127	73,470	$ 960,744	$ 668,265
Reinvestment of distributions	11,086	20,063	82,612	176,852
Shares redeemed	(95,807)	(119,466)	(730,690)	(1,082,947)
Net increase (decrease)	36,406	(25,933)	$ 312,666	$ (237,830)
Class B
Shares sold	10,309	4,563	$ 80,691	$ 41,321
Reinvestment of distributions	2,053	4,289	15,253	37,454
Shares redeemed	(19,799)	(21,555)	(151,766)	(195,000)
Net increase (decrease)	(7,437)	(12,703)	$ (55,822)	$ (116,225)
Class C
Shares sold	126,213	111,487	$ 1,000,819	$ 1,002,010
Reinvestment of distributions	11,099	21,061	82,243	183,176
Shares redeemed	(107,140)	(162,778)	(798,655)	(1,467,063)
Net increase (decrease)	30,172	(30,230)	$ 284,407	$ (281,877)
International Real Estate
Shares sold	6,073,777	7,219,780	$ 47,017,817	$ 67,747,351
Reinvestment of distributions	1,561,125	2,559,870	11,751,117	22,802,021
Shares redeemed	(12,463,432)	(12,440,980)	(96,926,190)	(115,315,484)
Net increase (decrease)	(4,828,530)	(2,661,330)	$ (38,157,256)	$ (24,766,112)
Institutional Class
Shares sold	125,764	99,324	$ 977,184	$ 925,861
Reinvestment of distributions	8,633	10,892	64,775	96,908
Shares redeemed	(95,484)	(85,350)	(743,574)	(787,527)
Net increase (decrease)	38,913	24,866	$ 298,385	$ 235,242

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of approximately 12% of the outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010- present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Real Estate Fund voted to pay on September 10, 2012, to shareholders of record at the opening of business on September 7, 2012, a distribution of $0.113 per share derived from capital gains realized from sales of portfolio securities, and a dividend of $0.127 per share from net investment income.

Institutional Class designates 18% and 32% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
09/09/11	$.324	$.0089
12/16/11	$.056	$.0030

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group focus on different industries or sectors than the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Real Estate Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class B, Class C and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisers

FIL Investment Advisers (UK) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AIREI-UANN-0912
1.843171.105

Fidelity®

Small Cap Value

Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fundA
Fidelity® Small Cap Value Fund	3.67%	3.92%	8.62%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling, and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Charles Myers, Portfolio Manager of Fidelity® Small Cap Value Fund: For the year, the fund's Retail Class shares gained 3.67%, compared with 0.89% for the Russell 2000® Value Index. On the positive side, stock picking stood out in the consumer discretionary sector, with homebuilders Ryland Group, M.D.C. Holdings and Meritage Homes all adding to results. In industrials, my choices in commercial/professional services and capital goods helped, led by H&E Equipment Services, which rents commercial construction equipment, and commercial furniture manufacturer HNI, the fund's top relative contributor of the year. In health care, managed-care company Centene added value, as did Team Health Holdings, a provider of outsourced clinical services to hospitals. Conversely, by far the most detrimental sector in the portfolio was financials, led on the downside by regional bank TCF Financial. In the energy sector, Superior Energy Services, a provider of oil-field services, and independent oil producer Berry Petroleum were hampered by declining energy prices. Other relative detractors included banana producer Chiquita Brands International and United Stationers, a wholesaler of office stationery and business supplies. Several stocks mentioned were not in the index, and Centene was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.41%
Actual		$ 1,000.00	$ 1,015.70	$ 7.07
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.07
Class T	1.63%
Actual		$ 1,000.00	$ 1,015.20	$ 8.17
HypotheticalA		$ 1,000.00	$ 1,016.76	$ 8.17
Class B	2.16%
Actual		$ 1,000.00	$ 1,012.10	$ 10.81
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 10.82
Class C	2.16%
Actual		$ 1,000.00	$ 1,012.80	$ 10.81
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 10.82
Small Cap Value	1.09%
Actual		$ 1,000.00	$ 1,018.30	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.47
Class F	.87%
Actual		$ 1,000.00	$ 1,018.90	$ 4.37
HypotheticalA		$ 1,000.00	$ 1,020.54	$ 4.37
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,017.60	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Superior Energy Services, Inc.	3.0	1.7
DCT Industrial Trust, Inc.	2.8	2.7
TCF Financial Corp.	2.7	2.4
HNI Corp.	2.7	3.0
Berry Petroleum Co. Class A	2.6	1.9
Hanesbrands, Inc.	2.6	0.0
Team Health Holdings, Inc.	2.5	1.9
Platinum Underwriters Holdings Ltd.	2.4	2.3
WESCO International, Inc.	2.4	3.3
GrafTech International Ltd.	2.3	0.0
	26.0
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.8	35.6
Industrials	14.1	15.2
Consumer Discretionary	14.0	13.5
Information Technology	11.0	11.5
Health Care	6.6	7.9
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 100.0%		Stocks 99.9%
	Short-Term Investments and Net Other Assets (Liabilities) † 0.0%		Short-Term Investments and Net Other Assets (Liabilities) 0.1%
* Foreign investments	9.8%	** Foreign investments	9.1%

† Amount represents less than 0.1%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Diversified Consumer Services - 2.0%
Regis Corp. (e)	3,100,000	$ 52,452,000
Household Durables - 6.1%
KB Home (d)	3,303,800	30,527,112
M.D.C. Holdings, Inc.	800,000	25,488,000
Meritage Homes Corp. (a)	700,000	24,570,000
Ryland Group, Inc.	1,375,000	32,835,000
Tempur-Pedic International, Inc. (a)(d)	1,800,000	51,282,000
		164,702,112
Media - 1.3%
Valassis Communications, Inc. (a)(d)	1,584,641	35,733,655
Specialty Retail - 1.5%
Asbury Automotive Group, Inc. (a)	800,000	20,928,000
Tsutsumi Jewelry Co. Ltd.	791,400	18,561,365
		39,489,365
Textiles, Apparel & Luxury Goods - 2.6%
Hanesbrands, Inc. (a)	2,300,000	69,046,000
TOTAL CONSUMER DISCRETIONARY		361,423,132
CONSUMER STAPLES - 3.7%
Food Products - 2.2%
Chiquita Brands International, Inc. (a)(d)(e)	3,375,000	17,482,500
Dean Foods Co. (a)	3,450,000	42,676,500
		60,159,000
Household Products - 1.5%
Spectrum Brands Holdings, Inc.	1,100,000	40,513,000
TOTAL CONSUMER STAPLES		100,672,000
ENERGY - 5.6%
Energy Equipment & Services - 3.0%
Superior Energy Services, Inc. (a)	3,800,000	82,345,999
Oil, Gas & Consumable Fuels - 2.6%
Berry Petroleum Co. Class A	1,825,000	69,386,500
TOTAL ENERGY		151,732,499
FINANCIALS - 35.0%
Capital Markets - 4.3%
Knight Capital Group, Inc. Class A (a)	4,350,000	44,935,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Monex Group, Inc.	149,703	$ 24,294,118
Waddell & Reed Financial, Inc. Class A	1,610,000	46,834,900
		116,064,518
Commercial Banks - 11.0%
Associated Banc-Corp.	4,432,650	55,363,799
CapitalSource, Inc.	7,000,000	45,850,000
City National Corp.	784,900	38,679,872
National Penn Bancshares, Inc.	4,266,604	37,716,779
PacWest Bancorp (e)	1,857,600	42,557,616
TCF Financial Corp.	7,000,000	72,310,000
Western Liberty Bancorp (a)(e)	992,899	2,879,407
		295,357,473
Insurance - 7.7%
Alterra Capital Holdings Ltd.	2,337,411	54,391,554
Aspen Insurance Holdings Ltd.	1,920,200	55,186,548
Platinum Underwriters Holdings Ltd. (e)	1,694,139	64,411,165
ProAssurance Corp.	350,000	31,349,500
		205,338,767
Real Estate Investment Trusts - 7.4%
DCT Industrial Trust, Inc.	11,980,586	74,998,468
Franklin Street Properties Corp.	3,160,000	32,769,200
Highwoods Properties, Inc. (SBI)	1,720,330	58,267,577
National Retail Properties, Inc. (d)	1,140,000	33,630,000
		199,665,245
Real Estate Management & Development - 0.9%
Forestar Group, Inc. (a)(e)	1,996,875	22,724,438
Thrifts & Mortgage Finance - 3.7%
Astoria Financial Corp. (d)(e)	5,418,152	51,038,992
Washington Federal, Inc.	3,086,175	49,162,768
		100,201,760
TOTAL FINANCIALS		939,352,201
HEALTH CARE - 6.6%
Health Care Equipment & Supplies - 1.1%
Integra LifeSciences Holdings Corp. (a)	750,000	28,845,000
Health Care Providers & Services - 5.5%
Chemed Corp.	465,200	29,200,604
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
MEDNAX, Inc. (a)	779,700	$ 51,561,561
Team Health Holdings, Inc. (a)	2,527,580	67,486,386
		148,248,551
TOTAL HEALTH CARE		177,093,551
INDUSTRIALS - 14.1%
Commercial Services & Supplies - 7.2%
ACCO Brands Corp.	2,200,000	18,634,000
HNI Corp. (e)	2,700,000	71,739,000
Knoll, Inc.	1,750,000	23,957,500
Quad/Graphics, Inc. (d)(e)	1,878,394	28,908,484
United Stationers, Inc.	1,980,800	49,935,968
		193,174,952
Electrical Equipment - 2.3%
GrafTech International Ltd. (a)	5,965,000	62,334,250
Machinery - 2.0%
Blount International, Inc. (a)(e)	2,604,723	37,039,161
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,047,872	15,414,197
		52,453,358
Trading Companies & Distributors - 2.6%
H&E Equipment Services, Inc. (a)	376,625	5,317,945
WESCO International, Inc. (a)	1,153,633	64,268,894
		69,586,839
TOTAL INDUSTRIALS		377,549,399
INFORMATION TECHNOLOGY - 11.0%
Communications Equipment - 2.6%
Polycom, Inc. (a)	3,275,000	28,623,500
ViaSat, Inc. (a)	1,100,000	42,130,000
		70,753,500
Electronic Equipment & Components - 5.1%
Ingram Micro, Inc. Class A (a)	1,653,100	24,779,969
Macnica, Inc.	677,400	14,288,287
Ryoyo Electro Corp. (e)	1,972,700	20,552,790
SYNNEX Corp. (a)	790,000	26,725,700
Tech Data Corp. (a)	1,000,000	50,100,000
		136,446,746
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
j2 Global, Inc. (d)	1,270,000	$ 38,011,100
Semiconductors & Semiconductor Equipment - 0.4%
Miraial Co. Ltd. (e)	720,200	10,410,478
Software - 1.5%
Monotype Imaging Holdings, Inc. (e)	2,652,331	38,936,219
TOTAL INFORMATION TECHNOLOGY		294,558,043
MATERIALS - 4.7%
Chemicals - 1.5%
PolyOne Corp.	2,800,000	41,244,000
Metals & Mining - 3.2%
Carpenter Technology Corp.	409,380	19,592,927
Haynes International, Inc.	496,108	23,907,445
RTI International Metals, Inc. (a)(e)	1,880,000	42,206,000
		85,706,372
TOTAL MATERIALS		126,950,372
UTILITIES - 4.5%
Electric Utilities - 1.6%
Westar Energy, Inc.	1,360,000	41,561,600
Gas Utilities - 2.9%
Southwest Gas Corp.	836,756	37,369,523
UGI Corp.	1,333,454	40,870,365
		78,239,888
TOTAL UTILITIES		119,801,488
TOTAL COMMON STOCKS (Cost $2,307,088,586)		2,649,132,685
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	750,400	12,944,400
Nonconvertible Preferred Stocks - continued
	Shares	Value
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
DDR Corp. Series H, 7.375%	818,790	$ 20,658,072
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,354,770)		33,602,472
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.17% (b)	5,899,046	5,899,046
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	48,626,645	48,626,645
TOTAL MONEY MARKET FUNDS (Cost $54,525,691)		54,525,691
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,381,969,047)		2,737,260,848
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(53,568,098)
NET ASSETS - 100%		$ 2,683,692,750
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,453
Fidelity Securities Lending Cash Central Fund	204,102
Total	$ 218,555
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Astoria Financial Corp.	$ 56,131,471	$ 5,135,258	$ -	$ 2,277,805	$ 51,038,992
Blount International, Inc.	43,316,543	-	-	-	37,039,161
Chiquita Brands International, Inc.	24,519,456	10,332,799	-	-	17,482,500
Columbus McKinnon Corp. (NY Shares)	15,792,000	1,137,487	-	-	15,414,197
DCT Industrial Trust, Inc.	74,961,776	-	8,396,655	3,414,064	-
Forestar Group, Inc.	-	24,473,760	-	-	22,724,438
H&E Equipment Services, Inc.	29,272,896	2,743,497	45,135,849	-	-
Haynes International, Inc.	42,301,857	-	8,879,973	446,653	-
HNI Corp.	49,131,621	19,653,848	17,053,493	2,539,706	71,739,000
Ingles Markets, Inc. Class A	10,225,970	-	9,904,080	78,182	-
M.D.C. Holdings, Inc.	54,813,423	-	45,064,374	2,311,800	-
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Miraial Co. Ltd.	$ 15,046,860	$ -	$ -	$ 516,374	$ 10,410,478
Monotype Imaging Holdings, Inc.	35,396,690	972,962	-	-	38,936,219
PacWest Bancorp	36,873,360	-	-	1,021,680	42,557,616
Platinum Underwriters Holdings Ltd.	54,169,091	3,610,350	-	542,124	64,411,165
Providence Service Corp.	12,045,466	-	15,255,161	-	-
Quad/Graphics, Inc.	-	25,545,548	-	469,599	28,908,484
Regis Corp.	60,080,486	-	16,882,099	952,998	52,452,000
RTI International Metals, Inc.	27,932,874	27,109,765	3,701,784	-	42,206,000
Ryoyo Electro Corp.	19,684,709	-	-	707,200	20,552,790
Western Liberty Bancorp	7,248,000	-	3,597,604	-	2,879,407
Total	$ 668,944,549	$ 120,715,274	$ 173,871,072	$ 15,278,185	$ 518,752,447
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 374,367,532	$ 355,806,167	$ 18,561,365	$ -
Consumer Staples	100,672,000	100,672,000	-	-
Energy	151,732,499	151,732,499	-	-
Financials	960,010,273	935,716,155	24,294,118	-
Health Care	177,093,551	177,093,551	-	-
Industrials	377,549,399	377,549,399	-	-
Information Technology	294,558,043	249,306,488	45,251,555	-
Materials	126,950,372	126,950,372	-	-
Utilities	119,801,488	119,801,488	-	-
Money Market Funds	54,525,691	54,525,691	-	-
Total Investments in Securities:	$ 2,737,260,848	$ 2,649,153,810	$ 88,107,038	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 70,981,657
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $46,940,525) - See accompanying schedule: Unaffiliated issuers (cost $1,850,015,930)	$ 2,163,982,710
Fidelity Central Funds (cost $54,525,691)	54,525,691
Other affiliated issuers (cost $477,427,426)	518,752,447
Total Investments (cost $2,381,969,047)		$ 2,737,260,848
Receivable for investments sold		7,962
Receivable for fund shares sold		3,346,245
Dividends receivable		2,366,103
Distributions receivable from Fidelity Central Funds		31,400
Other receivables		10,660
Total assets		2,743,023,218

Liabilities
Payable for investments purchased	$ 6,165,626
Payable for fund shares redeemed	2,135,374
Accrued management fee	1,742,888
Distribution and service plan fees payable	100,792
Other affiliated payables	499,987
Other payables and accrued expenses	59,156
Collateral on securities loaned, at value	48,626,645
Total liabilities		59,330,468

Net Assets		$ 2,683,692,750
Net Assets consist of:
Paid in capital		$ 2,251,063,836
Undistributed net investment income		4,596,351
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		72,740,139
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		355,292,424
Net Assets		$ 2,683,692,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($150,285,327 ÷ 10,110,871 shares)	$ 14.86

Maximum offering price per share (100/94.25 of $14.86)	$ 15.77
Class T: Net Asset Value and redemption price per share ($57,514,280 ÷ 3,913,423 shares)	$ 14.70

Maximum offering price per share (100/96.50 of $14.70)	$ 15.23
Class B: Net Asset Value and offering price per share ($6,674,942 ÷ 467,617 shares)A	$ 14.27

Class C: Net Asset Value and offering price per share ($47,265,102 ÷ 3,310,493 shares)A	$ 14.28

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,756,962,176 ÷ 116,773,340 shares)	$ 15.05

Class F: Net Asset Value, offering price and redemption price per share ($526,009,440 ÷ 34,859,047 shares)	$ 15.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($138,981,483 ÷ 9,231,738 shares)	$ 15.05

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends (including $15,278,185 earned from other affiliated issuers)		$ 37,030,660
Interest		68
Income from Fidelity Central Funds		218,555
Total income		37,249,283

Expenses
Management fee Basic fee	$ 17,249,880
Performance adjustment	3,419,705
Transfer agent fees	4,956,576
Distribution and service plan fees	1,124,466
Accounting and security lending fees	740,848
Custodian fees and expenses	47,382
Independent trustees' compensation	15,923
Registration fees	132,426
Audit	69,124
Legal	7,688
Interest	359
Miscellaneous	25,296
Total expenses before reductions	27,789,673
Expense reductions	(31,201)	27,758,472
Net investment income (loss)		9,490,811
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	99,604,672
Other affiliated issuers	57,534
Foreign currency transactions	(5,054)
Total net realized gain (loss)		99,657,152
Change in net unrealized appreciation (depreciation) on: Investment securities	(37,717,980)
Assets and liabilities in foreign currencies	(6,920)
Total change in net unrealized appreciation (depreciation)		(37,724,900)
Net gain (loss)		61,932,252
Net increase (decrease) in net assets resulting from operations		$ 71,423,063

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,490,811	$ 8,365,475
Net realized gain (loss)	99,657,152	155,481,563
Change in net unrealized appreciation (depreciation)	(37,724,900)	203,701,455
Net increase (decrease) in net assets resulting from operations	71,423,063	367,548,493
Distributions to shareholders from net investment income	(3,813,704)	(16,151,065)
Distributions to shareholders from net realized gain	(148,970,854)	(20,051,059)
Total distributions	(152,784,558)	(36,202,124)
Share transactions - net increase (decrease)	230,904,084	54,629,275
Redemption fees	569,163	445,888
Total increase (decrease) in net assets	150,111,752	386,421,532

Net Assets
Beginning of period	2,533,580,998	2,147,159,466
End of period (including undistributed net investment income of $4,596,351 and $0, respectively)	$ 2,683,692,750	$ 2,533,580,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.48	$ 13.45	$ 11.13	$ 11.82	$ 14.34
Income from Investment Operations
Net investment income (loss) C	.01	.01 F	.02 G	.08	(.01)
Net realized and unrealized gain (loss)	.30	2.22	2.33	(.60)	(1.98)
Total from investment operations	.31	2.23	2.35	(.52)	(1.99)
Distributions from net investment income	(.01)	(.08)	(.03)	(.06)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93) J	(.20)	(.03)	(.17)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.86	$ 15.48	$ 13.45	$ 11.13	$ 11.82
Total Return A, B	3.24%	16.72%	21.16%	(4.37)%	(14.35)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.44%	1.44%	1.47%	1.45%	1.43%
Expenses net of fee waivers, if any	1.44%	1.43%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.44%	1.43%	1.39%	1.40%	1.40%
Net investment income (loss)	.09%	.06% F	.17% G	.81%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,285	$ 140,707	$ 96,994	$ 55,029	$ 52,446
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.34	$ 13.34	$ 11.05	$ 11.74	$ 14.28
Income from Investment Operations
Net investment income (loss) C	(.02)	(.03) F	(.01) G	.05	(.04)
Net realized and unrealized gain (loss)	.31	2.20	2.31	(.59)	(1.97)
Total from investment operations	.29	2.17	2.30	(.54)	(2.01)
Distributions from net investment income	-	(.05)	(.01)	(.04)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.17)	(.01)	(.15)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.70	$ 15.34	$ 13.34	$ 11.05	$ 11.74
Total Return A, B	3.08%	16.36%	20.87%	(4.57)%	(14.58)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.67%	1.70%	1.72%	1.70%	1.68%
Expenses net of fee waivers, if any	1.67%	1.69%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.67%	1.69%	1.64%	1.65%	1.65%
Net investment income (loss)	(.14)%	(.19)% F	(.08)% G	.56%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,514	$ 55,845	$ 44,091	$ 28,534	$ 32,091
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 13.08	$ 10.88	$ 11.60	$ 14.19
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10) F	(.07) G	.01	(.10)
Net realized and unrealized gain (loss)	.29	2.15	2.27	(.59)	(1.96)
Total from investment operations	.20	2.05	2.20	(.58)	(2.06)
Distributions from net investment income	-	(.01)	-	(.03)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.13)	-	(.14)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.27	$ 15.00	$ 13.08	$ 10.88	$ 11.60
Total Return A, B	2.51%	15.80%	20.22%	(5.05)%	(15.04)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.19%	2.20%	2.22%	2.20%	2.18%
Expenses net of fee waivers, if any	2.19%	2.19%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.19%	2.14%	2.15%	2.15%
Net investment income (loss)	(.66)%	(.69)% F	(.58)% G	.06%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,675	$ 8,549	$ 9,747	$ 7,153	$ 7,886
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 13.08	$ 10.89	$ 11.60	$ 14.19
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10) F	(.07) G	.01	(.10)
Net realized and unrealized gain (loss)	.29	2.17	2.26	(.58)	(1.96)
Total from investment operations	.20	2.07	2.19	(.57)	(2.06)
Distributions from net investment income	-	(.02)	-	(.03)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.14)	-	(.14)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.28	$ 15.01	$ 13.08	$ 10.89	$ 11.60
Total Return A, B	2.52%	15.91%	20.11%	(4.98)%	(15.04)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.19%	2.18%	2.22%	2.20%	2.18%
Expenses net of fee waivers, if any	2.19%	2.18%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.18%	2.14%	2.15%	2.15%
Net investment income (loss)	(.66)%	(.68)% F	(.58)% G	.06%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,265	$ 47,457	$ 37,346	$ 21,345	$ 20,924
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.62	$ 13.56	$ 11.22	$ 11.91	$ 14.43
Income from Investment Operations
Net investment income (loss) B	.06	.06 E	.05 F	.10	.03
Net realized and unrealized gain (loss)	.32	2.23	2.34	(.60)	(1.99)
Total from investment operations	.38	2.29	2.39	(.50)	(1.96)
Distributions from net investment income	(.02)	(.10)	(.05)	(.08)	-
Distributions from net realized gain	(.93)	(.13)	-	(.11)	(.56)
Total distributions	(.95)	(.23)	(.05)	(.19)	(.56)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 15.05	$ 15.62	$ 13.56	$ 11.22	$ 11.91
Total Return A	3.67%	17.03%	21.32%	(4.15)%	(14.10)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.13%	1.13%	1.18%	1.20%	1.14%
Expenses net of fee waivers, if any	1.13%	1.13%	1.18%	1.20%	1.14%
Expenses net of all reductions	1.13%	1.13%	1.17%	1.20%	1.13%
Net investment income (loss)	.41%	.37% E	.39% F	1.01%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,756,962	$ 1,899,805	$ 1,770,675	$ 1,488,736	$ 1,136,860
Portfolio turnover rate D	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.64	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	.32	2.23	2.34	.94
Total from investment operations	.41	2.32	2.43	.95
Distributions from net investment income	(.04)	(.14)	(.07)	-
Distributions from net realized gain	(.93)	(.13)	-	-
Total distributions	(.96) L	(.26) M	(.07)	-
Redemption fees added to paid in capital D, K	-	-	-	-
Net asset value, end of period	$ 15.09	$ 15.64	$ 13.58	$ 11.22
Total Return B, C	3.90%	17.31%	21.69%	9.25%
Ratios to Average Net Assets E, J
Expenses before reductions	.89%	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.89%	.88%	.90%	.86% A
Expenses net of all reductions	.89%	.88%	.89%	.86% A
Net investment income (loss)	.64%	.61% G	.67% H	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 526,009	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	27%	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.96 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.925 per share.

M Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.63	$ 13.58	$ 11.24	$ 11.91	$ 14.43
Income from Investment Operations
Net investment income (loss) B	.06	.06 E	.06 F	.10	.03
Net realized and unrealized gain (loss)	.31	2.23	2.34	(.59)	(1.99)
Total from investment operations	.37	2.29	2.40	(.49)	(1.96)
Distributions from net investment income	(.02)	(.11)	(.06)	(.07)	-
Distributions from net realized gain	(.93)	(.13)	-	(.11)	(.56)
Total distributions	(.95)	(.24)	(.06)	(.18)	(.56)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 15.05	$ 15.63	$ 13.58	$ 11.24	$ 11.91
Total Return A	3.59%	17.02%	21.42%	(4.04)%	(14.10)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.14%	1.10%	1.12%	1.20%	1.13%
Expenses net of fee waivers, if any	1.14%	1.10%	1.12%	1.15%	1.13%
Expenses net of all reductions	1.14%	1.10%	1.12%	1.15%	1.13%
Net investment income (loss)	.39%	.39% E	.45% F	1.06%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,981	$ 101,565	$ 78,440	$ 10,336	$ 8,584
Portfolio turnover rate D	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 491,346,133
Gross unrealized depreciation	(137,153,760)
Net unrealized appreciation (depreciation) on securities and other investments	$ 354,192,373

Tax Cost	$ 2,383,068,475

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,596,351
Undistributed long-term capital gain	$ 73,839,567
Net unrealized appreciation (depreciation)	$ 354,192,996

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 3,813,704	$ 16,899,273
Long-term Capital Gains	148,970,854	19,302,851
Total	$ 152,784,558	$ 36,202,124

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $758,866,730 and $657,878,656, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 346,065	$ 6,112
Class T	.25%	.25%	268,038	110
Class B	.75%	.25%	72,196	54,146
Class C	.75%	.25%	438,167	78,130
			$ 1,124,466	$ 138,498

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40,974
Class T	7,602
Class B*	9,371
Class C*	4,952
$ 62,899

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 413,829.30
Class T	150,262.28
Class B	21,652.30
Class C	131,410.30
Small Cap Value	3,956,103.23
Institutional Class	283,320.25
	$ 4,956,576

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,890 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,367,333.34%		$ 359

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,842 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,305,772. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $204,102, including $40,274 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $31,201 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 57,416	$ 602,963
Class T	-	175,083
Class B	-	8,350
Class C	-	50,685
Small Cap Value	2,736,678	13,136,446
Class F	858,633	1,502,640
Institutional Class	160,977	674,898
Total	$ 3,813,704	$ 16,151,065
From net realized gain
Class A	$ 8,369,079	$ 938,086
Class T	3,332,444	417,804
Class B	513,839	85,354
Class C	2,835,863	362,483
Small Cap Value	109,450,254	16,213,209
Class F	18,207,376	1,278,822
Institutional Class	6,261,999	755,301
Total	$ 148,970,854	$ 20,051,059

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	3,582,114	4,641,222	$ 51,112,084	$ 70,784,911
Reinvestment of distributions	639,382	98,821	7,957,627	1,412,739
Shares redeemed	(3,203,028)	(2,860,682)	(45,298,282)	(43,524,578)
Net increase (decrease)	1,018,468	1,879,361	$ 13,771,429	$ 28,673,072

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class T
Shares sold	1,074,645	1,830,956	$ 15,238,625	$ 27,619,849
Reinvestment of distributions	264,657	40,370	3,258,576	573,649
Shares redeemed	(1,066,289)	(1,537,319)	(14,773,000)	(23,500,005)
Net increase (decrease)	273,013	334,007	$ 3,724,201	$ 4,693,493
Class B
Shares sold	17,886	84,331	$ 244,464	$ 1,230,023
Reinvestment of distributions	36,117	5,817	433,889	79,168
Shares redeemed	(156,185)	(265,513)	(2,129,294)	(3,874,627)
Net increase (decrease)	(102,182)	(175,365)	$ (1,450,941)	$ (2,565,436)
Class C
Shares sold	840,854	1,131,174	$ 11,606,643	$ 16,672,873
Reinvestment of distributions	202,948	25,779	2,439,209	354,104
Shares redeemed	(895,789)	(848,659)	(12,102,998)	(12,648,504)
Net increase (decrease)	148,013	308,294	$ 1,942,854	$ 4,378,473
Small Cap Value
Shares sold	27,786,966	35,677,635	$ 403,227,336	$ 541,990,483
Reinvestment of distributions	8,564,707	1,987,755	107,820,730	28,460,668
Shares redeemed	(41,177,942)	(46,640,533)	(579,334,071)	(708,788,001)
Net increase (decrease)	(4,826,269)	(8,975,143)	$ (68,286,005)	$ (138,336,850)
Class F
Shares sold	17,383,615	11,644,633	$ 249,495,726	$ 177,097,711
Reinvestment of distributions	1,506,337	192,943	19,066,009	2,781,462
Shares redeemed	(1,906,027)	(2,052,505)	(26,618,099)	(32,200,197)
Net increase (decrease)	16,983,925	9,785,071	$ 241,943,636	$ 147,678,976
Institutional Class
Shares sold	4,662,732	4,417,342	$ 67,294,175	$ 67,359,213
Reinvestment of distributions	445,761	90,435	5,619,794	1,288,856
Shares redeemed	(2,373,514)	(3,788,938)	(33,655,059)	(58,540,522)
Net increase (decrease)	2,734,979	718,839	$ 39,258,910	$ 10,107,547

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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11. Other - continued

At the end of the period, the Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay on September 10, 2012 to shareholders of record at the opening of business on September 7, 2012, a distribution of $0.411 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.025 per share from net investment income.

Small Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Small Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2012, $98,274,256, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of the retail class and Class F ranked below its competitive median for 2011, the total expense ratio of Institutional Class ranked equal to its competitive median for 2011, and the total expense ratio of each of Class A, Class T, Class B, and Class C ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SCV-UANN-0912
1.803705.107

Fidelity®

Small Cap Value

Fund
Class F

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Class F B	3.90%	4.08%	8.72%

A From November 3, 2004.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Small Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund - Class F on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling, and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Charles Myers, Portfolio Manager of Fidelity® Small Cap Value Fund: For the year, the fund's Class F shares gained 3.90%, compared with 0.89% for the Russell 2000® Value Index. On the positive side, stock picking stood out in the consumer discretionary sector, with homebuilders Ryland Group, M.D.C. Holdings and Meritage Homes all adding to results. In industrials, my choices in commercial/professional services and capital goods helped, led by H&E Equipment Services, which rents commercial construction equipment, and commercial furniture manufacturer HNI, the fund's top relative contributor of the year. In health care, managed-care company Centene added value, as did Team Health Holdings, a provider of outsourced clinical services to hospitals. Conversely, by far the most detrimental sector in the portfolio was financials, led on the downside by regional bank TCF Financial. In the energy sector, Superior Energy Services, a provider of oil-field services, and independent oil producer Berry Petroleum were hampered by declining energy prices. Other relative detractors included banana producer Chiquita Brands International and United Stationers, a wholesaler of office stationery and business supplies. Several stocks were not in the index, and Centene was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.41%
Actual		$ 1,000.00	$ 1,015.70	$ 7.07
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.07
Class T	1.63%
Actual		$ 1,000.00	$ 1,015.20	$ 8.17
HypotheticalA		$ 1,000.00	$ 1,016.76	$ 8.17
Class B	2.16%
Actual		$ 1,000.00	$ 1,012.10	$ 10.81
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 10.82
Class C	2.16%
Actual		$ 1,000.00	$ 1,012.80	$ 10.81
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 10.82
Small Cap Value	1.09%
Actual		$ 1,000.00	$ 1,018.30	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.47
Class F	.87%
Actual		$ 1,000.00	$ 1,018.90	$ 4.37
HypotheticalA		$ 1,000.00	$ 1,020.54	$ 4.37
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,017.60	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Superior Energy Services, Inc.	3.0	1.7
DCT Industrial Trust, Inc.	2.8	2.7
TCF Financial Corp.	2.7	2.4
HNI Corp.	2.7	3.0
Berry Petroleum Co. Class A	2.6	1.9
Hanesbrands, Inc.	2.6	0.0
Team Health Holdings, Inc.	2.5	1.9
Platinum Underwriters Holdings Ltd.	2.4	2.3
WESCO International, Inc.	2.4	3.3
GrafTech International Ltd.	2.3	0.0
	26.0
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.8	35.6
Industrials	14.1	15.2
Consumer Discretionary	14.0	13.5
Information Technology	11.0	11.5
Health Care	6.6	7.9
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 100.0%		Stocks 99.9%
	Short-Term Investments and Net Other Assets (Liabilities) † 0.0%		Short-Term Investments and Net Other Assets (Liabilities) 0.1%
* Foreign investments	9.8%	** Foreign investments	9.1%

† Amount represents less than 0.1%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Diversified Consumer Services - 2.0%
Regis Corp. (e)	3,100,000	$ 52,452,000
Household Durables - 6.1%
KB Home (d)	3,303,800	30,527,112
M.D.C. Holdings, Inc.	800,000	25,488,000
Meritage Homes Corp. (a)	700,000	24,570,000
Ryland Group, Inc.	1,375,000	32,835,000
Tempur-Pedic International, Inc. (a)(d)	1,800,000	51,282,000
		164,702,112
Media - 1.3%
Valassis Communications, Inc. (a)(d)	1,584,641	35,733,655
Specialty Retail - 1.5%
Asbury Automotive Group, Inc. (a)	800,000	20,928,000
Tsutsumi Jewelry Co. Ltd.	791,400	18,561,365
		39,489,365
Textiles, Apparel & Luxury Goods - 2.6%
Hanesbrands, Inc. (a)	2,300,000	69,046,000
TOTAL CONSUMER DISCRETIONARY		361,423,132
CONSUMER STAPLES - 3.7%
Food Products - 2.2%
Chiquita Brands International, Inc. (a)(d)(e)	3,375,000	17,482,500
Dean Foods Co. (a)	3,450,000	42,676,500
		60,159,000
Household Products - 1.5%
Spectrum Brands Holdings, Inc.	1,100,000	40,513,000
TOTAL CONSUMER STAPLES		100,672,000
ENERGY - 5.6%
Energy Equipment & Services - 3.0%
Superior Energy Services, Inc. (a)	3,800,000	82,345,999
Oil, Gas & Consumable Fuels - 2.6%
Berry Petroleum Co. Class A	1,825,000	69,386,500
TOTAL ENERGY		151,732,499
FINANCIALS - 35.0%
Capital Markets - 4.3%
Knight Capital Group, Inc. Class A (a)	4,350,000	44,935,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Monex Group, Inc.	149,703	$ 24,294,118
Waddell & Reed Financial, Inc. Class A	1,610,000	46,834,900
		116,064,518
Commercial Banks - 11.0%
Associated Banc-Corp.	4,432,650	55,363,799
CapitalSource, Inc.	7,000,000	45,850,000
City National Corp.	784,900	38,679,872
National Penn Bancshares, Inc.	4,266,604	37,716,779
PacWest Bancorp (e)	1,857,600	42,557,616
TCF Financial Corp.	7,000,000	72,310,000
Western Liberty Bancorp (a)(e)	992,899	2,879,407
		295,357,473
Insurance - 7.7%
Alterra Capital Holdings Ltd.	2,337,411	54,391,554
Aspen Insurance Holdings Ltd.	1,920,200	55,186,548
Platinum Underwriters Holdings Ltd. (e)	1,694,139	64,411,165
ProAssurance Corp.	350,000	31,349,500
		205,338,767
Real Estate Investment Trusts - 7.4%
DCT Industrial Trust, Inc.	11,980,586	74,998,468
Franklin Street Properties Corp.	3,160,000	32,769,200
Highwoods Properties, Inc. (SBI)	1,720,330	58,267,577
National Retail Properties, Inc. (d)	1,140,000	33,630,000
		199,665,245
Real Estate Management & Development - 0.9%
Forestar Group, Inc. (a)(e)	1,996,875	22,724,438
Thrifts & Mortgage Finance - 3.7%
Astoria Financial Corp. (d)(e)	5,418,152	51,038,992
Washington Federal, Inc.	3,086,175	49,162,768
		100,201,760
TOTAL FINANCIALS		939,352,201
HEALTH CARE - 6.6%
Health Care Equipment & Supplies - 1.1%
Integra LifeSciences Holdings Corp. (a)	750,000	28,845,000
Health Care Providers & Services - 5.5%
Chemed Corp.	465,200	29,200,604
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
MEDNAX, Inc. (a)	779,700	$ 51,561,561
Team Health Holdings, Inc. (a)	2,527,580	67,486,386
		148,248,551
TOTAL HEALTH CARE		177,093,551
INDUSTRIALS - 14.1%
Commercial Services & Supplies - 7.2%
ACCO Brands Corp.	2,200,000	18,634,000
HNI Corp. (e)	2,700,000	71,739,000
Knoll, Inc.	1,750,000	23,957,500
Quad/Graphics, Inc. (d)(e)	1,878,394	28,908,484
United Stationers, Inc.	1,980,800	49,935,968
		193,174,952
Electrical Equipment - 2.3%
GrafTech International Ltd. (a)	5,965,000	62,334,250
Machinery - 2.0%
Blount International, Inc. (a)(e)	2,604,723	37,039,161
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,047,872	15,414,197
		52,453,358
Trading Companies & Distributors - 2.6%
H&E Equipment Services, Inc. (a)	376,625	5,317,945
WESCO International, Inc. (a)	1,153,633	64,268,894
		69,586,839
TOTAL INDUSTRIALS		377,549,399
INFORMATION TECHNOLOGY - 11.0%
Communications Equipment - 2.6%
Polycom, Inc. (a)	3,275,000	28,623,500
ViaSat, Inc. (a)	1,100,000	42,130,000
		70,753,500
Electronic Equipment & Components - 5.1%
Ingram Micro, Inc. Class A (a)	1,653,100	24,779,969
Macnica, Inc.	677,400	14,288,287
Ryoyo Electro Corp. (e)	1,972,700	20,552,790
SYNNEX Corp. (a)	790,000	26,725,700
Tech Data Corp. (a)	1,000,000	50,100,000
		136,446,746
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
j2 Global, Inc. (d)	1,270,000	$ 38,011,100
Semiconductors & Semiconductor Equipment - 0.4%
Miraial Co. Ltd. (e)	720,200	10,410,478
Software - 1.5%
Monotype Imaging Holdings, Inc. (e)	2,652,331	38,936,219
TOTAL INFORMATION TECHNOLOGY		294,558,043
MATERIALS - 4.7%
Chemicals - 1.5%
PolyOne Corp.	2,800,000	41,244,000
Metals & Mining - 3.2%
Carpenter Technology Corp.	409,380	19,592,927
Haynes International, Inc.	496,108	23,907,445
RTI International Metals, Inc. (a)(e)	1,880,000	42,206,000
		85,706,372
TOTAL MATERIALS		126,950,372
UTILITIES - 4.5%
Electric Utilities - 1.6%
Westar Energy, Inc.	1,360,000	41,561,600
Gas Utilities - 2.9%
Southwest Gas Corp.	836,756	37,369,523
UGI Corp.	1,333,454	40,870,365
		78,239,888
TOTAL UTILITIES		119,801,488
TOTAL COMMON STOCKS (Cost $2,307,088,586)		2,649,132,685
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	750,400	12,944,400
Nonconvertible Preferred Stocks - continued
	Shares	Value
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
DDR Corp. Series H, 7.375%	818,790	$ 20,658,072
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,354,770)		33,602,472
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.17% (b)	5,899,046	5,899,046
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	48,626,645	48,626,645
TOTAL MONEY MARKET FUNDS (Cost $54,525,691)		54,525,691
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,381,969,047)		2,737,260,848
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(53,568,098)
NET ASSETS - 100%		$ 2,683,692,750
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,453
Fidelity Securities Lending Cash Central Fund	204,102
Total	$ 218,555
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Astoria Financial Corp.	$ 56,131,471	$ 5,135,258	$ -	$ 2,277,805	$ 51,038,992
Blount International, Inc.	43,316,543	-	-	-	37,039,161
Chiquita Brands International, Inc.	24,519,456	10,332,799	-	-	17,482,500
Columbus McKinnon Corp. (NY Shares)	15,792,000	1,137,487	-	-	15,414,197
DCT Industrial Trust, Inc.	74,961,776	-	8,396,655	3,414,064	-
Forestar Group, Inc.	-	24,473,760	-	-	22,724,438
H&E Equipment Services, Inc.	29,272,896	2,743,497	45,135,849	-	-
Haynes International, Inc.	42,301,857	-	8,879,973	446,653	-
HNI Corp.	49,131,621	19,653,848	17,053,493	2,539,706	71,739,000
Ingles Markets, Inc. Class A	10,225,970	-	9,904,080	78,182	-
M.D.C. Holdings, Inc.	54,813,423	-	45,064,374	2,311,800	-
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Miraial Co. Ltd.	$ 15,046,860	$ -	$ -	$ 516,374	$ 10,410,478
Monotype Imaging Holdings, Inc.	35,396,690	972,962	-	-	38,936,219
PacWest Bancorp	36,873,360	-	-	1,021,680	42,557,616
Platinum Underwriters Holdings Ltd.	54,169,091	3,610,350	-	542,124	64,411,165
Providence Service Corp.	12,045,466	-	15,255,161	-	-
Quad/Graphics, Inc.	-	25,545,548	-	469,599	28,908,484
Regis Corp.	60,080,486	-	16,882,099	952,998	52,452,000
RTI International Metals, Inc.	27,932,874	27,109,765	3,701,784	-	42,206,000
Ryoyo Electro Corp.	19,684,709	-	-	707,200	20,552,790
Western Liberty Bancorp	7,248,000	-	3,597,604	-	2,879,407
Total	$ 668,944,549	$ 120,715,274	$ 173,871,072	$ 15,278,185	$ 518,752,447
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 374,367,532	$ 355,806,167	$ 18,561,365	$ -
Consumer Staples	100,672,000	100,672,000	-	-
Energy	151,732,499	151,732,499	-	-
Financials	960,010,273	935,716,155	24,294,118	-
Health Care	177,093,551	177,093,551	-	-
Industrials	377,549,399	377,549,399	-	-
Information Technology	294,558,043	249,306,488	45,251,555	-
Materials	126,950,372	126,950,372	-	-
Utilities	119,801,488	119,801,488	-	-
Money Market Funds	54,525,691	54,525,691	-	-
Total Investments in Securities:	$ 2,737,260,848	$ 2,649,153,810	$ 88,107,038	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 70,981,657
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $46,940,525) - See accompanying schedule: Unaffiliated issuers (cost $1,850,015,930)	$ 2,163,982,710
Fidelity Central Funds (cost $54,525,691)	54,525,691
Other affiliated issuers (cost $477,427,426)	518,752,447
Total Investments (cost $2,381,969,047)		$ 2,737,260,848
Receivable for investments sold		7,962
Receivable for fund shares sold		3,346,245
Dividends receivable		2,366,103
Distributions receivable from Fidelity Central Funds		31,400
Other receivables		10,660
Total assets		2,743,023,218

Liabilities
Payable for investments purchased	$ 6,165,626
Payable for fund shares redeemed	2,135,374
Accrued management fee	1,742,888
Distribution and service plan fees payable	100,792
Other affiliated payables	499,987
Other payables and accrued expenses	59,156
Collateral on securities loaned, at value	48,626,645
Total liabilities		59,330,468

Net Assets		$ 2,683,692,750
Net Assets consist of:
Paid in capital		$ 2,251,063,836
Undistributed net investment income		4,596,351
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		72,740,139
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		355,292,424
Net Assets		$ 2,683,692,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($150,285,327 ÷ 10,110,871 shares)	$ 14.86

Maximum offering price per share (100/94.25 of $14.86)	$ 15.77
Class T: Net Asset Value and redemption price per share ($57,514,280 ÷ 3,913,423 shares)	$ 14.70

Maximum offering price per share (100/96.50 of $14.70)	$ 15.23
Class B: Net Asset Value and offering price per share ($6,674,942 ÷ 467,617 shares)A	$ 14.27

Class C: Net Asset Value and offering price per share ($47,265,102 ÷ 3,310,493 shares)A	$ 14.28

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,756,962,176 ÷ 116,773,340 shares)	$ 15.05

Class F: Net Asset Value, offering price and redemption price per share ($526,009,440 ÷ 34,859,047 shares)	$ 15.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($138,981,483 ÷ 9,231,738 shares)	$ 15.05

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends (including $15,278,185 earned from other affiliated issuers)		$ 37,030,660
Interest		68
Income from Fidelity Central Funds		218,555
Total income		37,249,283

Expenses
Management fee Basic fee	$ 17,249,880
Performance adjustment	3,419,705
Transfer agent fees	4,956,576
Distribution and service plan fees	1,124,466
Accounting and security lending fees	740,848
Custodian fees and expenses	47,382
Independent trustees' compensation	15,923
Registration fees	132,426
Audit	69,124
Legal	7,688
Interest	359
Miscellaneous	25,296
Total expenses before reductions	27,789,673
Expense reductions	(31,201)	27,758,472
Net investment income (loss)		9,490,811
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	99,604,672
Other affiliated issuers	57,534
Foreign currency transactions	(5,054)
Total net realized gain (loss)		99,657,152
Change in net unrealized appreciation (depreciation) on: Investment securities	(37,717,980)
Assets and liabilities in foreign currencies	(6,920)
Total change in net unrealized appreciation (depreciation)		(37,724,900)
Net gain (loss)		61,932,252
Net increase (decrease) in net assets resulting from operations		$ 71,423,063

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,490,811	$ 8,365,475
Net realized gain (loss)	99,657,152	155,481,563
Change in net unrealized appreciation (depreciation)	(37,724,900)	203,701,455
Net increase (decrease) in net assets resulting from operations	71,423,063	367,548,493
Distributions to shareholders from net investment income	(3,813,704)	(16,151,065)
Distributions to shareholders from net realized gain	(148,970,854)	(20,051,059)
Total distributions	(152,784,558)	(36,202,124)
Share transactions - net increase (decrease)	230,904,084	54,629,275
Redemption fees	569,163	445,888
Total increase (decrease) in net assets	150,111,752	386,421,532

Net Assets
Beginning of period	2,533,580,998	2,147,159,466
End of period (including undistributed net investment income of $4,596,351 and $0, respectively)	$ 2,683,692,750	$ 2,533,580,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.48	$ 13.45	$ 11.13	$ 11.82	$ 14.34
Income from Investment Operations
Net investment income (loss) C	.01	.01 F	.02 G	.08	(.01)
Net realized and unrealized gain (loss)	.30	2.22	2.33	(.60)	(1.98)
Total from investment operations	.31	2.23	2.35	(.52)	(1.99)
Distributions from net investment income	(.01)	(.08)	(.03)	(.06)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93) J	(.20)	(.03)	(.17)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.86	$ 15.48	$ 13.45	$ 11.13	$ 11.82
Total Return A, B	3.24%	16.72%	21.16%	(4.37)%	(14.35)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.44%	1.44%	1.47%	1.45%	1.43%
Expenses net of fee waivers, if any	1.44%	1.43%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.44%	1.43%	1.39%	1.40%	1.40%
Net investment income (loss)	.09%	.06% F	.17% G	.81%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,285	$ 140,707	$ 96,994	$ 55,029	$ 52,446
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.34	$ 13.34	$ 11.05	$ 11.74	$ 14.28
Income from Investment Operations
Net investment income (loss) C	(.02)	(.03) F	(.01) G	.05	(.04)
Net realized and unrealized gain (loss)	.31	2.20	2.31	(.59)	(1.97)
Total from investment operations	.29	2.17	2.30	(.54)	(2.01)
Distributions from net investment income	-	(.05)	(.01)	(.04)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.17)	(.01)	(.15)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.70	$ 15.34	$ 13.34	$ 11.05	$ 11.74
Total Return A, B	3.08%	16.36%	20.87%	(4.57)%	(14.58)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.67%	1.70%	1.72%	1.70%	1.68%
Expenses net of fee waivers, if any	1.67%	1.69%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.67%	1.69%	1.64%	1.65%	1.65%
Net investment income (loss)	(.14)%	(.19)% F	(.08)% G	.56%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,514	$ 55,845	$ 44,091	$ 28,534	$ 32,091
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 13.08	$ 10.88	$ 11.60	$ 14.19
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10) F	(.07) G	.01	(.10)
Net realized and unrealized gain (loss)	.29	2.15	2.27	(.59)	(1.96)
Total from investment operations	.20	2.05	2.20	(.58)	(2.06)
Distributions from net investment income	-	(.01)	-	(.03)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.13)	-	(.14)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.27	$ 15.00	$ 13.08	$ 10.88	$ 11.60
Total Return A, B	2.51%	15.80%	20.22%	(5.05)%	(15.04)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.19%	2.20%	2.22%	2.20%	2.18%
Expenses net of fee waivers, if any	2.19%	2.19%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.19%	2.14%	2.15%	2.15%
Net investment income (loss)	(.66)%	(.69)% F	(.58)% G	.06%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,675	$ 8,549	$ 9,747	$ 7,153	$ 7,886
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 13.08	$ 10.89	$ 11.60	$ 14.19
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10) F	(.07) G	.01	(.10)
Net realized and unrealized gain (loss)	.29	2.17	2.26	(.58)	(1.96)
Total from investment operations	.20	2.07	2.19	(.57)	(2.06)
Distributions from net investment income	-	(.02)	-	(.03)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.14)	-	(.14)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.28	$ 15.01	$ 13.08	$ 10.89	$ 11.60
Total Return A, B	2.52%	15.91%	20.11%	(4.98)%	(15.04)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.19%	2.18%	2.22%	2.20%	2.18%
Expenses net of fee waivers, if any	2.19%	2.18%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.18%	2.14%	2.15%	2.15%
Net investment income (loss)	(.66)%	(.68)% F	(.58)% G	.06%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,265	$ 47,457	$ 37,346	$ 21,345	$ 20,924
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.62	$ 13.56	$ 11.22	$ 11.91	$ 14.43
Income from Investment Operations
Net investment income (loss) B	.06	.06 E	.05 F	.10	.03
Net realized and unrealized gain (loss)	.32	2.23	2.34	(.60)	(1.99)
Total from investment operations	.38	2.29	2.39	(.50)	(1.96)
Distributions from net investment income	(.02)	(.10)	(.05)	(.08)	-
Distributions from net realized gain	(.93)	(.13)	-	(.11)	(.56)
Total distributions	(.95)	(.23)	(.05)	(.19)	(.56)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 15.05	$ 15.62	$ 13.56	$ 11.22	$ 11.91
Total Return A	3.67%	17.03%	21.32%	(4.15)%	(14.10)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.13%	1.13%	1.18%	1.20%	1.14%
Expenses net of fee waivers, if any	1.13%	1.13%	1.18%	1.20%	1.14%
Expenses net of all reductions	1.13%	1.13%	1.17%	1.20%	1.13%
Net investment income (loss)	.41%	.37% E	.39% F	1.01%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,756,962	$ 1,899,805	$ 1,770,675	$ 1,488,736	$ 1,136,860
Portfolio turnover rate D	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.64	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	.32	2.23	2.34	.94
Total from investment operations	.41	2.32	2.43	.95
Distributions from net investment income	(.04)	(.14)	(.07)	-
Distributions from net realized gain	(.93)	(.13)	-	-
Total distributions	(.96) L	(.26) M	(.07)	-
Redemption fees added to paid in capital D, K	-	-	-	-
Net asset value, end of period	$ 15.09	$ 15.64	$ 13.58	$ 11.22
Total Return B, C	3.90%	17.31%	21.69%	9.25%
Ratios to Average Net Assets E, J
Expenses before reductions	.89%	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.89%	.88%	.90%	.86% A
Expenses net of all reductions	.89%	.88%	.89%	.86% A
Net investment income (loss)	.64%	.61% G	.67% H	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 526,009	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	27%	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.96 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.925 per share.

M Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.63	$ 13.58	$ 11.24	$ 11.91	$ 14.43
Income from Investment Operations
Net investment income (loss) B	.06	.06 E	.06 F	.10	.03
Net realized and unrealized gain (loss)	.31	2.23	2.34	(.59)	(1.99)
Total from investment operations	.37	2.29	2.40	(.49)	(1.96)
Distributions from net investment income	(.02)	(.11)	(.06)	(.07)	-
Distributions from net realized gain	(.93)	(.13)	-	(.11)	(.56)
Total distributions	(.95)	(.24)	(.06)	(.18)	(.56)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 15.05	$ 15.63	$ 13.58	$ 11.24	$ 11.91
Total Return A	3.59%	17.02%	21.42%	(4.04)%	(14.10)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.14%	1.10%	1.12%	1.20%	1.13%
Expenses net of fee waivers, if any	1.14%	1.10%	1.12%	1.15%	1.13%
Expenses net of all reductions	1.14%	1.10%	1.12%	1.15%	1.13%
Net investment income (loss)	.39%	.39% E	.45% F	1.06%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,981	$ 101,565	$ 78,440	$ 10,336	$ 8,584
Portfolio turnover rate D	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 491,346,133
Gross unrealized depreciation	(137,153,760)
Net unrealized appreciation (depreciation) on securities and other investments	$ 354,192,373

Tax Cost	$ 2,383,068,475

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,596,351
Undistributed long-term capital gain	$ 73,839,567
Net unrealized appreciation (depreciation)	$ 354,192,996

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 3,813,704	$ 16,899,273
Long-term Capital Gains	148,970,854	19,302,851
Total	$ 152,784,558	$ 36,202,124

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $758,866,730 and $657,878,656, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 346,065	$ 6,112
Class T	.25%	.25%	268,038	110
Class B	.75%	.25%	72,196	54,146
Class C	.75%	.25%	438,167	78,130
			$ 1,124,466	$ 138,498

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40,974
Class T	7,602
Class B*	9,371
Class C*	4,952
$ 62,899

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 413,829.30
Class T	150,262.28
Class B	21,652.30
Class C	131,410.30
Small Cap Value	3,956,103.23
Institutional Class	283,320.25
	$ 4,956,576

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,890 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,367,333.34%		$ 359

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,842 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,305,772. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $204,102, including $40,274 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $31,201 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 57,416	$ 602,963
Class T	-	175,083
Class B	-	8,350
Class C	-	50,685
Small Cap Value	2,736,678	13,136,446
Class F	858,633	1,502,640
Institutional Class	160,977	674,898
Total	$ 3,813,704	$ 16,151,065
From net realized gain
Class A	$ 8,369,079	$ 938,086
Class T	3,332,444	417,804
Class B	513,839	85,354
Class C	2,835,863	362,483
Small Cap Value	109,450,254	16,213,209
Class F	18,207,376	1,278,822
Institutional Class	6,261,999	755,301
Total	$ 148,970,854	$ 20,051,059

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	3,582,114	4,641,222	$ 51,112,084	$ 70,784,911
Reinvestment of distributions	639,382	98,821	7,957,627	1,412,739
Shares redeemed	(3,203,028)	(2,860,682)	(45,298,282)	(43,524,578)
Net increase (decrease)	1,018,468	1,879,361	$ 13,771,429	$ 28,673,072

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class T
Shares sold	1,074,645	1,830,956	$ 15,238,625	$ 27,619,849
Reinvestment of distributions	264,657	40,370	3,258,576	573,649
Shares redeemed	(1,066,289)	(1,537,319)	(14,773,000)	(23,500,005)
Net increase (decrease)	273,013	334,007	$ 3,724,201	$ 4,693,493
Class B
Shares sold	17,886	84,331	$ 244,464	$ 1,230,023
Reinvestment of distributions	36,117	5,817	433,889	79,168
Shares redeemed	(156,185)	(265,513)	(2,129,294)	(3,874,627)
Net increase (decrease)	(102,182)	(175,365)	$ (1,450,941)	$ (2,565,436)
Class C
Shares sold	840,854	1,131,174	$ 11,606,643	$ 16,672,873
Reinvestment of distributions	202,948	25,779	2,439,209	354,104
Shares redeemed	(895,789)	(848,659)	(12,102,998)	(12,648,504)
Net increase (decrease)	148,013	308,294	$ 1,942,854	$ 4,378,473
Small Cap Value
Shares sold	27,786,966	35,677,635	$ 403,227,336	$ 541,990,483
Reinvestment of distributions	8,564,707	1,987,755	107,820,730	28,460,668
Shares redeemed	(41,177,942)	(46,640,533)	(579,334,071)	(708,788,001)
Net increase (decrease)	(4,826,269)	(8,975,143)	$ (68,286,005)	$ (138,336,850)
Class F
Shares sold	17,383,615	11,644,633	$ 249,495,726	$ 177,097,711
Reinvestment of distributions	1,506,337	192,943	19,066,009	2,781,462
Shares redeemed	(1,906,027)	(2,052,505)	(26,618,099)	(32,200,197)
Net increase (decrease)	16,983,925	9,785,071	$ 241,943,636	$ 147,678,976
Institutional Class
Shares sold	4,662,732	4,417,342	$ 67,294,175	$ 67,359,213
Reinvestment of distributions	445,761	90,435	5,619,794	1,288,856
Shares redeemed	(2,373,514)	(3,788,938)	(33,655,059)	(58,540,522)
Net increase (decrease)	2,734,979	718,839	$ 39,258,910	$ 10,107,547

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

11. Other - continued

At the end of the period, the Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	09/10/12	09/07/12	$0.045	$0.411

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2012, $98,274,256, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of the retail class and Class F ranked below its competitive median for 2011, the total expense ratio of Institutional Class ranked equal to its competitive median for 2011, and the total expense ratio of each of Class A, Class T, Class B, and Class C ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SCV-F-ANN-0912
1.891896.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Value

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B
and Class C are classes of
Fidelity® Small Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-2.70%	2.42%	7.48%
Class T (incl. 3.50% sales charge)	-0.53%	2.66%	7.55%
Class B (incl. contingent deferred sales charge) B	-2.24%	2.50%	7.57%
Class C (incl. contingent deferred sales charge) C	1.56%	2.87%	7.51%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling, and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor® Small Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 3.24%, 3.08%, 2.51% and 2.52%, respectively (excluding sales charges), compared with 0.89% for the Russell 2000® Value Index. On the positive side, stock picking stood out in the consumer discretionary sector, with homebuilders Ryland Group, M.D.C. Holdings and Meritage Homes all adding to results. In industrials, my choices in commercial/professional services and capital goods helped, led by H&E Equipment Services, which rents commercial construction equipment, and commercial furniture manufacturer HNI, the fund's top relative contributor of the year. In health care, managed-care company Centene added value, as did Team Health Holdings, a provider of outsourced clinical services to hospitals. Conversely, by far the most detrimental sector in the portfolio was financials, led on the downside by regional bank TCF Financial. In the energy sector, Superior Energy Services, a provider of oil-field services, and independent oil producer Berry Petroleum were hampered by declining energy prices. Other relative detractors included banana producer Chiquita Brands International and United Stationers, a wholesaler of office stationery and business supplies. Several stocks mentioned were not in the index, and Centene was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.41%
Actual		$ 1,000.00	$ 1,015.70	$ 7.07
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.07
Class T	1.63%
Actual		$ 1,000.00	$ 1,015.20	$ 8.17
HypotheticalA		$ 1,000.00	$ 1,016.76	$ 8.17
Class B	2.16%
Actual		$ 1,000.00	$ 1,012.10	$ 10.81
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 10.82
Class C	2.16%
Actual		$ 1,000.00	$ 1,012.80	$ 10.81
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 10.82
Small Cap Value	1.09%
Actual		$ 1,000.00	$ 1,018.30	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.47
Class F	.87%
Actual		$ 1,000.00	$ 1,018.90	$ 4.37
HypotheticalA		$ 1,000.00	$ 1,020.54	$ 4.37
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,017.60	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Superior Energy Services, Inc.	3.0	1.7
DCT Industrial Trust, Inc.	2.8	2.7
TCF Financial Corp.	2.7	2.4
HNI Corp.	2.7	3.0
Berry Petroleum Co. Class A	2.6	1.9
Hanesbrands, Inc.	2.6	0.0
Team Health Holdings, Inc.	2.5	1.9
Platinum Underwriters Holdings Ltd.	2.4	2.3
WESCO International, Inc.	2.4	3.3
GrafTech International Ltd.	2.3	0.0
	26.0
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.8	35.6
Industrials	14.1	15.2
Consumer Discretionary	14.0	13.5
Information Technology	11.0	11.5
Health Care	6.6	7.9
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 100.0%		Stocks 99.9%
	Short-Term Investments and Net Other Assets (Liabilities) † 0.0%		Short-Term Investments and Net Other Assets (Liabilities) 0.1%
* Foreign investments	9.8%	** Foreign investments	9.1%

† Amount represents less than 0.1%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Diversified Consumer Services - 2.0%
Regis Corp. (e)	3,100,000	$ 52,452,000
Household Durables - 6.1%
KB Home (d)	3,303,800	30,527,112
M.D.C. Holdings, Inc.	800,000	25,488,000
Meritage Homes Corp. (a)	700,000	24,570,000
Ryland Group, Inc.	1,375,000	32,835,000
Tempur-Pedic International, Inc. (a)(d)	1,800,000	51,282,000
		164,702,112
Media - 1.3%
Valassis Communications, Inc. (a)(d)	1,584,641	35,733,655
Specialty Retail - 1.5%
Asbury Automotive Group, Inc. (a)	800,000	20,928,000
Tsutsumi Jewelry Co. Ltd.	791,400	18,561,365
		39,489,365
Textiles, Apparel & Luxury Goods - 2.6%
Hanesbrands, Inc. (a)	2,300,000	69,046,000
TOTAL CONSUMER DISCRETIONARY		361,423,132
CONSUMER STAPLES - 3.7%
Food Products - 2.2%
Chiquita Brands International, Inc. (a)(d)(e)	3,375,000	17,482,500
Dean Foods Co. (a)	3,450,000	42,676,500
		60,159,000
Household Products - 1.5%
Spectrum Brands Holdings, Inc.	1,100,000	40,513,000
TOTAL CONSUMER STAPLES		100,672,000
ENERGY - 5.6%
Energy Equipment & Services - 3.0%
Superior Energy Services, Inc. (a)	3,800,000	82,345,999
Oil, Gas & Consumable Fuels - 2.6%
Berry Petroleum Co. Class A	1,825,000	69,386,500
TOTAL ENERGY		151,732,499
FINANCIALS - 35.0%
Capital Markets - 4.3%
Knight Capital Group, Inc. Class A (a)	4,350,000	44,935,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Monex Group, Inc.	149,703	$ 24,294,118
Waddell & Reed Financial, Inc. Class A	1,610,000	46,834,900
		116,064,518
Commercial Banks - 11.0%
Associated Banc-Corp.	4,432,650	55,363,799
CapitalSource, Inc.	7,000,000	45,850,000
City National Corp.	784,900	38,679,872
National Penn Bancshares, Inc.	4,266,604	37,716,779
PacWest Bancorp (e)	1,857,600	42,557,616
TCF Financial Corp.	7,000,000	72,310,000
Western Liberty Bancorp (a)(e)	992,899	2,879,407
		295,357,473
Insurance - 7.7%
Alterra Capital Holdings Ltd.	2,337,411	54,391,554
Aspen Insurance Holdings Ltd.	1,920,200	55,186,548
Platinum Underwriters Holdings Ltd. (e)	1,694,139	64,411,165
ProAssurance Corp.	350,000	31,349,500
		205,338,767
Real Estate Investment Trusts - 7.4%
DCT Industrial Trust, Inc.	11,980,586	74,998,468
Franklin Street Properties Corp.	3,160,000	32,769,200
Highwoods Properties, Inc. (SBI)	1,720,330	58,267,577
National Retail Properties, Inc. (d)	1,140,000	33,630,000
		199,665,245
Real Estate Management & Development - 0.9%
Forestar Group, Inc. (a)(e)	1,996,875	22,724,438
Thrifts & Mortgage Finance - 3.7%
Astoria Financial Corp. (d)(e)	5,418,152	51,038,992
Washington Federal, Inc.	3,086,175	49,162,768
		100,201,760
TOTAL FINANCIALS		939,352,201
HEALTH CARE - 6.6%
Health Care Equipment & Supplies - 1.1%
Integra LifeSciences Holdings Corp. (a)	750,000	28,845,000
Health Care Providers & Services - 5.5%
Chemed Corp.	465,200	29,200,604
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
MEDNAX, Inc. (a)	779,700	$ 51,561,561
Team Health Holdings, Inc. (a)	2,527,580	67,486,386
		148,248,551
TOTAL HEALTH CARE		177,093,551
INDUSTRIALS - 14.1%
Commercial Services & Supplies - 7.2%
ACCO Brands Corp.	2,200,000	18,634,000
HNI Corp. (e)	2,700,000	71,739,000
Knoll, Inc.	1,750,000	23,957,500
Quad/Graphics, Inc. (d)(e)	1,878,394	28,908,484
United Stationers, Inc.	1,980,800	49,935,968
		193,174,952
Electrical Equipment - 2.3%
GrafTech International Ltd. (a)	5,965,000	62,334,250
Machinery - 2.0%
Blount International, Inc. (a)(e)	2,604,723	37,039,161
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,047,872	15,414,197
		52,453,358
Trading Companies & Distributors - 2.6%
H&E Equipment Services, Inc. (a)	376,625	5,317,945
WESCO International, Inc. (a)	1,153,633	64,268,894
		69,586,839
TOTAL INDUSTRIALS		377,549,399
INFORMATION TECHNOLOGY - 11.0%
Communications Equipment - 2.6%
Polycom, Inc. (a)	3,275,000	28,623,500
ViaSat, Inc. (a)	1,100,000	42,130,000
		70,753,500
Electronic Equipment & Components - 5.1%
Ingram Micro, Inc. Class A (a)	1,653,100	24,779,969
Macnica, Inc.	677,400	14,288,287
Ryoyo Electro Corp. (e)	1,972,700	20,552,790
SYNNEX Corp. (a)	790,000	26,725,700
Tech Data Corp. (a)	1,000,000	50,100,000
		136,446,746
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
j2 Global, Inc. (d)	1,270,000	$ 38,011,100
Semiconductors & Semiconductor Equipment - 0.4%
Miraial Co. Ltd. (e)	720,200	10,410,478
Software - 1.5%
Monotype Imaging Holdings, Inc. (e)	2,652,331	38,936,219
TOTAL INFORMATION TECHNOLOGY		294,558,043
MATERIALS - 4.7%
Chemicals - 1.5%
PolyOne Corp.	2,800,000	41,244,000
Metals & Mining - 3.2%
Carpenter Technology Corp.	409,380	19,592,927
Haynes International, Inc.	496,108	23,907,445
RTI International Metals, Inc. (a)(e)	1,880,000	42,206,000
		85,706,372
TOTAL MATERIALS		126,950,372
UTILITIES - 4.5%
Electric Utilities - 1.6%
Westar Energy, Inc.	1,360,000	41,561,600
Gas Utilities - 2.9%
Southwest Gas Corp.	836,756	37,369,523
UGI Corp.	1,333,454	40,870,365
		78,239,888
TOTAL UTILITIES		119,801,488
TOTAL COMMON STOCKS (Cost $2,307,088,586)		2,649,132,685
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	750,400	12,944,400
Nonconvertible Preferred Stocks - continued
	Shares	Value
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
DDR Corp. Series H, 7.375%	818,790	$ 20,658,072
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,354,770)		33,602,472
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.17% (b)	5,899,046	5,899,046
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	48,626,645	48,626,645
TOTAL MONEY MARKET FUNDS (Cost $54,525,691)		54,525,691
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,381,969,047)		2,737,260,848
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(53,568,098)
NET ASSETS - 100%		$ 2,683,692,750
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,453
Fidelity Securities Lending Cash Central Fund	204,102
Total	$ 218,555
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Astoria Financial Corp.	$ 56,131,471	$ 5,135,258	$ -	$ 2,277,805	$ 51,038,992
Blount International, Inc.	43,316,543	-	-	-	37,039,161
Chiquita Brands International, Inc.	24,519,456	10,332,799	-	-	17,482,500
Columbus McKinnon Corp. (NY Shares)	15,792,000	1,137,487	-	-	15,414,197
DCT Industrial Trust, Inc.	74,961,776	-	8,396,655	3,414,064	-
Forestar Group, Inc.	-	24,473,760	-	-	22,724,438
H&E Equipment Services, Inc.	29,272,896	2,743,497	45,135,849	-	-
Haynes International, Inc.	42,301,857	-	8,879,973	446,653	-
HNI Corp.	49,131,621	19,653,848	17,053,493	2,539,706	71,739,000
Ingles Markets, Inc. Class A	10,225,970	-	9,904,080	78,182	-
M.D.C. Holdings, Inc.	54,813,423	-	45,064,374	2,311,800	-
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Miraial Co. Ltd.	$ 15,046,860	$ -	$ -	$ 516,374	$ 10,410,478
Monotype Imaging Holdings, Inc.	35,396,690	972,962	-	-	38,936,219
PacWest Bancorp	36,873,360	-	-	1,021,680	42,557,616
Platinum Underwriters Holdings Ltd.	54,169,091	3,610,350	-	542,124	64,411,165
Providence Service Corp.	12,045,466	-	15,255,161	-	-
Quad/Graphics, Inc.	-	25,545,548	-	469,599	28,908,484
Regis Corp.	60,080,486	-	16,882,099	952,998	52,452,000
RTI International Metals, Inc.	27,932,874	27,109,765	3,701,784	-	42,206,000
Ryoyo Electro Corp.	19,684,709	-	-	707,200	20,552,790
Western Liberty Bancorp	7,248,000	-	3,597,604	-	2,879,407
Total	$ 668,944,549	$ 120,715,274	$ 173,871,072	$ 15,278,185	$ 518,752,447
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 374,367,532	$ 355,806,167	$ 18,561,365	$ -
Consumer Staples	100,672,000	100,672,000	-	-
Energy	151,732,499	151,732,499	-	-
Financials	960,010,273	935,716,155	24,294,118	-
Health Care	177,093,551	177,093,551	-	-
Industrials	377,549,399	377,549,399	-	-
Information Technology	294,558,043	249,306,488	45,251,555	-
Materials	126,950,372	126,950,372	-	-
Utilities	119,801,488	119,801,488	-	-
Money Market Funds	54,525,691	54,525,691	-	-
Total Investments in Securities:	$ 2,737,260,848	$ 2,649,153,810	$ 88,107,038	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 70,981,657
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $46,940,525) - See accompanying schedule: Unaffiliated issuers (cost $1,850,015,930)	$ 2,163,982,710
Fidelity Central Funds (cost $54,525,691)	54,525,691
Other affiliated issuers (cost $477,427,426)	518,752,447
Total Investments (cost $2,381,969,047)		$ 2,737,260,848
Receivable for investments sold		7,962
Receivable for fund shares sold		3,346,245
Dividends receivable		2,366,103
Distributions receivable from Fidelity Central Funds		31,400
Other receivables		10,660
Total assets		2,743,023,218

Liabilities
Payable for investments purchased	$ 6,165,626
Payable for fund shares redeemed	2,135,374
Accrued management fee	1,742,888
Distribution and service plan fees payable	100,792
Other affiliated payables	499,987
Other payables and accrued expenses	59,156
Collateral on securities loaned, at value	48,626,645
Total liabilities		59,330,468

Net Assets		$ 2,683,692,750
Net Assets consist of:
Paid in capital		$ 2,251,063,836
Undistributed net investment income		4,596,351
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		72,740,139
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		355,292,424
Net Assets		$ 2,683,692,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($150,285,327 ÷ 10,110,871 shares)	$ 14.86

Maximum offering price per share (100/94.25 of $14.86)	$ 15.77
Class T: Net Asset Value and redemption price per share ($57,514,280 ÷ 3,913,423 shares)	$ 14.70

Maximum offering price per share (100/96.50 of $14.70)	$ 15.23
Class B: Net Asset Value and offering price per share ($6,674,942 ÷ 467,617 shares)A	$ 14.27

Class C: Net Asset Value and offering price per share ($47,265,102 ÷ 3,310,493 shares)A	$ 14.28

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,756,962,176 ÷ 116,773,340 shares)	$ 15.05

Class F: Net Asset Value, offering price and redemption price per share ($526,009,440 ÷ 34,859,047 shares)	$ 15.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($138,981,483 ÷ 9,231,738 shares)	$ 15.05

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends (including $15,278,185 earned from other affiliated issuers)		$ 37,030,660
Interest		68
Income from Fidelity Central Funds		218,555
Total income		37,249,283

Expenses
Management fee Basic fee	$ 17,249,880
Performance adjustment	3,419,705
Transfer agent fees	4,956,576
Distribution and service plan fees	1,124,466
Accounting and security lending fees	740,848
Custodian fees and expenses	47,382
Independent trustees' compensation	15,923
Registration fees	132,426
Audit	69,124
Legal	7,688
Interest	359
Miscellaneous	25,296
Total expenses before reductions	27,789,673
Expense reductions	(31,201)	27,758,472
Net investment income (loss)		9,490,811
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	99,604,672
Other affiliated issuers	57,534
Foreign currency transactions	(5,054)
Total net realized gain (loss)		99,657,152
Change in net unrealized appreciation (depreciation) on: Investment securities	(37,717,980)
Assets and liabilities in foreign currencies	(6,920)
Total change in net unrealized appreciation (depreciation)		(37,724,900)
Net gain (loss)		61,932,252
Net increase (decrease) in net assets resulting from operations		$ 71,423,063

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,490,811	$ 8,365,475
Net realized gain (loss)	99,657,152	155,481,563
Change in net unrealized appreciation (depreciation)	(37,724,900)	203,701,455
Net increase (decrease) in net assets resulting from operations	71,423,063	367,548,493
Distributions to shareholders from net investment income	(3,813,704)	(16,151,065)
Distributions to shareholders from net realized gain	(148,970,854)	(20,051,059)
Total distributions	(152,784,558)	(36,202,124)
Share transactions - net increase (decrease)	230,904,084	54,629,275
Redemption fees	569,163	445,888
Total increase (decrease) in net assets	150,111,752	386,421,532

Net Assets
Beginning of period	2,533,580,998	2,147,159,466
End of period (including undistributed net investment income of $4,596,351 and $0, respectively)	$ 2,683,692,750	$ 2,533,580,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.48	$ 13.45	$ 11.13	$ 11.82	$ 14.34
Income from Investment Operations
Net investment income (loss) C	.01	.01 F	.02 G	.08	(.01)
Net realized and unrealized gain (loss)	.30	2.22	2.33	(.60)	(1.98)
Total from investment operations	.31	2.23	2.35	(.52)	(1.99)
Distributions from net investment income	(.01)	(.08)	(.03)	(.06)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93) J	(.20)	(.03)	(.17)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.86	$ 15.48	$ 13.45	$ 11.13	$ 11.82
Total Return A, B	3.24%	16.72%	21.16%	(4.37)%	(14.35)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.44%	1.44%	1.47%	1.45%	1.43%
Expenses net of fee waivers, if any	1.44%	1.43%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.44%	1.43%	1.39%	1.40%	1.40%
Net investment income (loss)	.09%	.06% F	.17% G	.81%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,285	$ 140,707	$ 96,994	$ 55,029	$ 52,446
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.34	$ 13.34	$ 11.05	$ 11.74	$ 14.28
Income from Investment Operations
Net investment income (loss) C	(.02)	(.03) F	(.01) G	.05	(.04)
Net realized and unrealized gain (loss)	.31	2.20	2.31	(.59)	(1.97)
Total from investment operations	.29	2.17	2.30	(.54)	(2.01)
Distributions from net investment income	-	(.05)	(.01)	(.04)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.17)	(.01)	(.15)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.70	$ 15.34	$ 13.34	$ 11.05	$ 11.74
Total Return A, B	3.08%	16.36%	20.87%	(4.57)%	(14.58)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.67%	1.70%	1.72%	1.70%	1.68%
Expenses net of fee waivers, if any	1.67%	1.69%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.67%	1.69%	1.64%	1.65%	1.65%
Net investment income (loss)	(.14)%	(.19)% F	(.08)% G	.56%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,514	$ 55,845	$ 44,091	$ 28,534	$ 32,091
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 13.08	$ 10.88	$ 11.60	$ 14.19
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10) F	(.07) G	.01	(.10)
Net realized and unrealized gain (loss)	.29	2.15	2.27	(.59)	(1.96)
Total from investment operations	.20	2.05	2.20	(.58)	(2.06)
Distributions from net investment income	-	(.01)	-	(.03)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.13)	-	(.14)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.27	$ 15.00	$ 13.08	$ 10.88	$ 11.60
Total Return A, B	2.51%	15.80%	20.22%	(5.05)%	(15.04)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.19%	2.20%	2.22%	2.20%	2.18%
Expenses net of fee waivers, if any	2.19%	2.19%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.19%	2.14%	2.15%	2.15%
Net investment income (loss)	(.66)%	(.69)% F	(.58)% G	.06%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,675	$ 8,549	$ 9,747	$ 7,153	$ 7,886
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 13.08	$ 10.89	$ 11.60	$ 14.19
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10) F	(.07) G	.01	(.10)
Net realized and unrealized gain (loss)	.29	2.17	2.26	(.58)	(1.96)
Total from investment operations	.20	2.07	2.19	(.57)	(2.06)
Distributions from net investment income	-	(.02)	-	(.03)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.14)	-	(.14)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.28	$ 15.01	$ 13.08	$ 10.89	$ 11.60
Total Return A, B	2.52%	15.91%	20.11%	(4.98)%	(15.04)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.19%	2.18%	2.22%	2.20%	2.18%
Expenses net of fee waivers, if any	2.19%	2.18%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.18%	2.14%	2.15%	2.15%
Net investment income (loss)	(.66)%	(.68)% F	(.58)% G	.06%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,265	$ 47,457	$ 37,346	$ 21,345	$ 20,924
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.62	$ 13.56	$ 11.22	$ 11.91	$ 14.43
Income from Investment Operations
Net investment income (loss) B	.06	.06 E	.05 F	.10	.03
Net realized and unrealized gain (loss)	.32	2.23	2.34	(.60)	(1.99)
Total from investment operations	.38	2.29	2.39	(.50)	(1.96)
Distributions from net investment income	(.02)	(.10)	(.05)	(.08)	-
Distributions from net realized gain	(.93)	(.13)	-	(.11)	(.56)
Total distributions	(.95)	(.23)	(.05)	(.19)	(.56)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 15.05	$ 15.62	$ 13.56	$ 11.22	$ 11.91
Total Return A	3.67%	17.03%	21.32%	(4.15)%	(14.10)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.13%	1.13%	1.18%	1.20%	1.14%
Expenses net of fee waivers, if any	1.13%	1.13%	1.18%	1.20%	1.14%
Expenses net of all reductions	1.13%	1.13%	1.17%	1.20%	1.13%
Net investment income (loss)	.41%	.37% E	.39% F	1.01%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,756,962	$ 1,899,805	$ 1,770,675	$ 1,488,736	$ 1,136,860
Portfolio turnover rate D	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.64	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	.32	2.23	2.34	.94
Total from investment operations	.41	2.32	2.43	.95
Distributions from net investment income	(.04)	(.14)	(.07)	-
Distributions from net realized gain	(.93)	(.13)	-	-
Total distributions	(.96) L	(.26) M	(.07)	-
Redemption fees added to paid in capital D, K	-	-	-	-
Net asset value, end of period	$ 15.09	$ 15.64	$ 13.58	$ 11.22
Total Return B, C	3.90%	17.31%	21.69%	9.25%
Ratios to Average Net Assets E, J
Expenses before reductions	.89%	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.89%	.88%	.90%	.86% A
Expenses net of all reductions	.89%	.88%	.89%	.86% A
Net investment income (loss)	.64%	.61% G	.67% H	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 526,009	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	27%	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.96 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.925 per share.

M Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.63	$ 13.58	$ 11.24	$ 11.91	$ 14.43
Income from Investment Operations
Net investment income (loss) B	.06	.06 E	.06 F	.10	.03
Net realized and unrealized gain (loss)	.31	2.23	2.34	(.59)	(1.99)
Total from investment operations	.37	2.29	2.40	(.49)	(1.96)
Distributions from net investment income	(.02)	(.11)	(.06)	(.07)	-
Distributions from net realized gain	(.93)	(.13)	-	(.11)	(.56)
Total distributions	(.95)	(.24)	(.06)	(.18)	(.56)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 15.05	$ 15.63	$ 13.58	$ 11.24	$ 11.91
Total Return A	3.59%	17.02%	21.42%	(4.04)%	(14.10)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.14%	1.10%	1.12%	1.20%	1.13%
Expenses net of fee waivers, if any	1.14%	1.10%	1.12%	1.15%	1.13%
Expenses net of all reductions	1.14%	1.10%	1.12%	1.15%	1.13%
Net investment income (loss)	.39%	.39% E	.45% F	1.06%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,981	$ 101,565	$ 78,440	$ 10,336	$ 8,584
Portfolio turnover rate D	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 491,346,133
Gross unrealized depreciation	(137,153,760)
Net unrealized appreciation (depreciation) on securities and other investments	$ 354,192,373

Tax Cost	$ 2,383,068,475

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,596,351
Undistributed long-term capital gain	$ 73,839,567
Net unrealized appreciation (depreciation)	$ 354,192,996

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 3,813,704	$ 16,899,273
Long-term Capital Gains	148,970,854	19,302,851
Total	$ 152,784,558	$ 36,202,124

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $758,866,730 and $657,878,656, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 346,065	$ 6,112
Class T	.25%	.25%	268,038	110
Class B	.75%	.25%	72,196	54,146
Class C	.75%	.25%	438,167	78,130
			$ 1,124,466	$ 138,498

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40,974
Class T	7,602
Class B*	9,371
Class C*	4,952
$ 62,899

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 413,829.30
Class T	150,262.28
Class B	21,652.30
Class C	131,410.30
Small Cap Value	3,956,103.23
Institutional Class	283,320.25
	$ 4,956,576

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,890 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,367,333.34%		$ 359

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,842 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,305,772. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $204,102, including $40,274 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $31,201 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 57,416	$ 602,963
Class T	-	175,083
Class B	-	8,350
Class C	-	50,685
Small Cap Value	2,736,678	13,136,446
Class F	858,633	1,502,640
Institutional Class	160,977	674,898
Total	$ 3,813,704	$ 16,151,065
From net realized gain
Class A	$ 8,369,079	$ 938,086
Class T	3,332,444	417,804
Class B	513,839	85,354
Class C	2,835,863	362,483
Small Cap Value	109,450,254	16,213,209
Class F	18,207,376	1,278,822
Institutional Class	6,261,999	755,301
Total	$ 148,970,854	$ 20,051,059

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	3,582,114	4,641,222	$ 51,112,084	$ 70,784,911
Reinvestment of distributions	639,382	98,821	7,957,627	1,412,739
Shares redeemed	(3,203,028)	(2,860,682)	(45,298,282)	(43,524,578)
Net increase (decrease)	1,018,468	1,879,361	$ 13,771,429	$ 28,673,072

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class T
Shares sold	1,074,645	1,830,956	$ 15,238,625	$ 27,619,849
Reinvestment of distributions	264,657	40,370	3,258,576	573,649
Shares redeemed	(1,066,289)	(1,537,319)	(14,773,000)	(23,500,005)
Net increase (decrease)	273,013	334,007	$ 3,724,201	$ 4,693,493
Class B
Shares sold	17,886	84,331	$ 244,464	$ 1,230,023
Reinvestment of distributions	36,117	5,817	433,889	79,168
Shares redeemed	(156,185)	(265,513)	(2,129,294)	(3,874,627)
Net increase (decrease)	(102,182)	(175,365)	$ (1,450,941)	$ (2,565,436)
Class C
Shares sold	840,854	1,131,174	$ 11,606,643	$ 16,672,873
Reinvestment of distributions	202,948	25,779	2,439,209	354,104
Shares redeemed	(895,789)	(848,659)	(12,102,998)	(12,648,504)
Net increase (decrease)	148,013	308,294	$ 1,942,854	$ 4,378,473
Small Cap Value
Shares sold	27,786,966	35,677,635	$ 403,227,336	$ 541,990,483
Reinvestment of distributions	8,564,707	1,987,755	107,820,730	28,460,668
Shares redeemed	(41,177,942)	(46,640,533)	(579,334,071)	(708,788,001)
Net increase (decrease)	(4,826,269)	(8,975,143)	$ (68,286,005)	$ (138,336,850)
Class F
Shares sold	17,383,615	11,644,633	$ 249,495,726	$ 177,097,711
Reinvestment of distributions	1,506,337	192,943	19,066,009	2,781,462
Shares redeemed	(1,906,027)	(2,052,505)	(26,618,099)	(32,200,197)
Net increase (decrease)	16,983,925	9,785,071	$ 241,943,636	$ 147,678,976
Institutional Class
Shares sold	4,662,732	4,417,342	$ 67,294,175	$ 67,359,213
Reinvestment of distributions	445,761	90,435	5,619,794	1,288,856
Shares redeemed	(2,373,514)	(3,788,938)	(33,655,059)	(58,540,522)
Net increase (decrease)	2,734,979	718,839	$ 39,258,910	$ 10,107,547

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

11. Other - continued

At the end of the period, the Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/10/12	09/07/12	$0.000	$0.411
Class T	09/10/12	09/07/12	$0.000	$0.411
Class B	09/10/12	09/07/12	$0.000	$0.411
Class C	09/10/12	09/07/12	$0.000	$0.411

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2012, $98,274,256, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of the retail class and Class F ranked below its competitive median for 2011, the total expense ratio of Institutional Class ranked equal to its competitive median for 2011, and the total expense ratio of each of Class A, Class T, Class B, and Class C ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCV-UANN-0912
1.803731.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Value

Fund - Institutional Class

Annual Report

July 31, 2012

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Small Cap Value Fund

Contents

Performance	4	How the fund has done over time.
Management's Discussion of Fund Performance	5	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	39
Trustees and Officers	40
Distributions	52
Board Approval of Investment Advisory Contracts and Management Fees	53

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fundA
Institutional Class	3.59%	3.94%	8.64%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling, and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor® Small Cap Value Fund: For the year, the fund's Institutional Class shares gained 3.59%, compared with 0.89% for the Russell 2000® Value Index. On the positive side, stock picking stood out in the consumer discretionary sector, with homebuilders Ryland Group, M.D.C. Holdings and Meritage Homes all adding to results. In industrials, my choices in commercial/professional services and capital goods helped, led by H&E Equipment Services, which rents commercial construction equipment, and commercial furniture manufacturer HNI, the fund's top relative contributor of the year. In health care, managed-care company Centene added value, as did Team Health Holdings, a provider of outsourced clinical services to hospitals. Conversely, by far the most detrimental sector in the portfolio was financials, led on the downside by regional bank TCF Financial. In the energy sector, Superior Energy Services, a provider of oil-field services, and independent oil producer Berry Petroleum were hampered by declining energy prices. Other relative detractors included banana producer Chiquita Brands International and United Stationers, a wholesaler of office stationery and business supplies. Several stocks mentioned were not in the index, and Centene was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.41%
Actual		$ 1,000.00	$ 1,015.70	$ 7.07
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.07
Class T	1.63%
Actual		$ 1,000.00	$ 1,015.20	$ 8.17
HypotheticalA		$ 1,000.00	$ 1,016.76	$ 8.17
Class B	2.16%
Actual		$ 1,000.00	$ 1,012.10	$ 10.81
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 10.82
Class C	2.16%
Actual		$ 1,000.00	$ 1,012.80	$ 10.81
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 10.82
Small Cap Value	1.09%
Actual		$ 1,000.00	$ 1,018.30	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.47
Class F	.87%
Actual		$ 1,000.00	$ 1,018.90	$ 4.37
HypotheticalA		$ 1,000.00	$ 1,020.54	$ 4.37
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,017.60	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Superior Energy Services, Inc.	3.0	1.7
DCT Industrial Trust, Inc.	2.8	2.7
TCF Financial Corp.	2.7	2.4
HNI Corp.	2.7	3.0
Berry Petroleum Co. Class A	2.6	1.9
Hanesbrands, Inc.	2.6	0.0
Team Health Holdings, Inc.	2.5	1.9
Platinum Underwriters Holdings Ltd.	2.4	2.3
WESCO International, Inc.	2.4	3.3
GrafTech International Ltd.	2.3	0.0
	26.0
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.8	35.6
Industrials	14.1	15.2
Consumer Discretionary	14.0	13.5
Information Technology	11.0	11.5
Health Care	6.6	7.9
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 100.0%		Stocks 99.9%
	Short-Term Investments and Net Other Assets (Liabilities) † 0.0%		Short-Term Investments and Net Other Assets (Liabilities) 0.1%
* Foreign investments	9.8%	** Foreign investments	9.1%

† Amount represents less than 0.1%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Diversified Consumer Services - 2.0%
Regis Corp. (e)	3,100,000	$ 52,452,000
Household Durables - 6.1%
KB Home (d)	3,303,800	30,527,112
M.D.C. Holdings, Inc.	800,000	25,488,000
Meritage Homes Corp. (a)	700,000	24,570,000
Ryland Group, Inc.	1,375,000	32,835,000
Tempur-Pedic International, Inc. (a)(d)	1,800,000	51,282,000
		164,702,112
Media - 1.3%
Valassis Communications, Inc. (a)(d)	1,584,641	35,733,655
Specialty Retail - 1.5%
Asbury Automotive Group, Inc. (a)	800,000	20,928,000
Tsutsumi Jewelry Co. Ltd.	791,400	18,561,365
		39,489,365
Textiles, Apparel & Luxury Goods - 2.6%
Hanesbrands, Inc. (a)	2,300,000	69,046,000
TOTAL CONSUMER DISCRETIONARY		361,423,132
CONSUMER STAPLES - 3.7%
Food Products - 2.2%
Chiquita Brands International, Inc. (a)(d)(e)	3,375,000	17,482,500
Dean Foods Co. (a)	3,450,000	42,676,500
		60,159,000
Household Products - 1.5%
Spectrum Brands Holdings, Inc.	1,100,000	40,513,000
TOTAL CONSUMER STAPLES		100,672,000
ENERGY - 5.6%
Energy Equipment & Services - 3.0%
Superior Energy Services, Inc. (a)	3,800,000	82,345,999
Oil, Gas & Consumable Fuels - 2.6%
Berry Petroleum Co. Class A	1,825,000	69,386,500
TOTAL ENERGY		151,732,499
FINANCIALS - 35.0%
Capital Markets - 4.3%
Knight Capital Group, Inc. Class A (a)	4,350,000	44,935,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Monex Group, Inc.	149,703	$ 24,294,118
Waddell & Reed Financial, Inc. Class A	1,610,000	46,834,900
		116,064,518
Commercial Banks - 11.0%
Associated Banc-Corp.	4,432,650	55,363,799
CapitalSource, Inc.	7,000,000	45,850,000
City National Corp.	784,900	38,679,872
National Penn Bancshares, Inc.	4,266,604	37,716,779
PacWest Bancorp (e)	1,857,600	42,557,616
TCF Financial Corp.	7,000,000	72,310,000
Western Liberty Bancorp (a)(e)	992,899	2,879,407
		295,357,473
Insurance - 7.7%
Alterra Capital Holdings Ltd.	2,337,411	54,391,554
Aspen Insurance Holdings Ltd.	1,920,200	55,186,548
Platinum Underwriters Holdings Ltd. (e)	1,694,139	64,411,165
ProAssurance Corp.	350,000	31,349,500
		205,338,767
Real Estate Investment Trusts - 7.4%
DCT Industrial Trust, Inc.	11,980,586	74,998,468
Franklin Street Properties Corp.	3,160,000	32,769,200
Highwoods Properties, Inc. (SBI)	1,720,330	58,267,577
National Retail Properties, Inc. (d)	1,140,000	33,630,000
		199,665,245
Real Estate Management & Development - 0.9%
Forestar Group, Inc. (a)(e)	1,996,875	22,724,438
Thrifts & Mortgage Finance - 3.7%
Astoria Financial Corp. (d)(e)	5,418,152	51,038,992
Washington Federal, Inc.	3,086,175	49,162,768
		100,201,760
TOTAL FINANCIALS		939,352,201
HEALTH CARE - 6.6%
Health Care Equipment & Supplies - 1.1%
Integra LifeSciences Holdings Corp. (a)	750,000	28,845,000
Health Care Providers & Services - 5.5%
Chemed Corp.	465,200	29,200,604
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
MEDNAX, Inc. (a)	779,700	$ 51,561,561
Team Health Holdings, Inc. (a)	2,527,580	67,486,386
		148,248,551
TOTAL HEALTH CARE		177,093,551
INDUSTRIALS - 14.1%
Commercial Services & Supplies - 7.2%
ACCO Brands Corp.	2,200,000	18,634,000
HNI Corp. (e)	2,700,000	71,739,000
Knoll, Inc.	1,750,000	23,957,500
Quad/Graphics, Inc. (d)(e)	1,878,394	28,908,484
United Stationers, Inc.	1,980,800	49,935,968
		193,174,952
Electrical Equipment - 2.3%
GrafTech International Ltd. (a)	5,965,000	62,334,250
Machinery - 2.0%
Blount International, Inc. (a)(e)	2,604,723	37,039,161
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,047,872	15,414,197
		52,453,358
Trading Companies & Distributors - 2.6%
H&E Equipment Services, Inc. (a)	376,625	5,317,945
WESCO International, Inc. (a)	1,153,633	64,268,894
		69,586,839
TOTAL INDUSTRIALS		377,549,399
INFORMATION TECHNOLOGY - 11.0%
Communications Equipment - 2.6%
Polycom, Inc. (a)	3,275,000	28,623,500
ViaSat, Inc. (a)	1,100,000	42,130,000
		70,753,500
Electronic Equipment & Components - 5.1%
Ingram Micro, Inc. Class A (a)	1,653,100	24,779,969
Macnica, Inc.	677,400	14,288,287
Ryoyo Electro Corp. (e)	1,972,700	20,552,790
SYNNEX Corp. (a)	790,000	26,725,700
Tech Data Corp. (a)	1,000,000	50,100,000
		136,446,746
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
j2 Global, Inc. (d)	1,270,000	$ 38,011,100
Semiconductors & Semiconductor Equipment - 0.4%
Miraial Co. Ltd. (e)	720,200	10,410,478
Software - 1.5%
Monotype Imaging Holdings, Inc. (e)	2,652,331	38,936,219
TOTAL INFORMATION TECHNOLOGY		294,558,043
MATERIALS - 4.7%
Chemicals - 1.5%
PolyOne Corp.	2,800,000	41,244,000
Metals & Mining - 3.2%
Carpenter Technology Corp.	409,380	19,592,927
Haynes International, Inc.	496,108	23,907,445
RTI International Metals, Inc. (a)(e)	1,880,000	42,206,000
		85,706,372
TOTAL MATERIALS		126,950,372
UTILITIES - 4.5%
Electric Utilities - 1.6%
Westar Energy, Inc.	1,360,000	41,561,600
Gas Utilities - 2.9%
Southwest Gas Corp.	836,756	37,369,523
UGI Corp.	1,333,454	40,870,365
		78,239,888
TOTAL UTILITIES		119,801,488
TOTAL COMMON STOCKS (Cost $2,307,088,586)		2,649,132,685
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	750,400	12,944,400
Nonconvertible Preferred Stocks - continued
	Shares	Value
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
DDR Corp. Series H, 7.375%	818,790	$ 20,658,072
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,354,770)		33,602,472
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.17% (b)	5,899,046	5,899,046
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	48,626,645	48,626,645
TOTAL MONEY MARKET FUNDS (Cost $54,525,691)		54,525,691
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,381,969,047)		2,737,260,848
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(53,568,098)
NET ASSETS - 100%		$ 2,683,692,750
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,453
Fidelity Securities Lending Cash Central Fund	204,102
Total	$ 218,555
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Astoria Financial Corp.	$ 56,131,471	$ 5,135,258	$ -	$ 2,277,805	$ 51,038,992
Blount International, Inc.	43,316,543	-	-	-	37,039,161
Chiquita Brands International, Inc.	24,519,456	10,332,799	-	-	17,482,500
Columbus McKinnon Corp. (NY Shares)	15,792,000	1,137,487	-	-	15,414,197
DCT Industrial Trust, Inc.	74,961,776	-	8,396,655	3,414,064	-
Forestar Group, Inc.	-	24,473,760	-	-	22,724,438
H&E Equipment Services, Inc.	29,272,896	2,743,497	45,135,849	-	-
Haynes International, Inc.	42,301,857	-	8,879,973	446,653	-
HNI Corp.	49,131,621	19,653,848	17,053,493	2,539,706	71,739,000
Ingles Markets, Inc. Class A	10,225,970	-	9,904,080	78,182	-
M.D.C. Holdings, Inc.	54,813,423	-	45,064,374	2,311,800	-
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Miraial Co. Ltd.	$ 15,046,860	$ -	$ -	$ 516,374	$ 10,410,478
Monotype Imaging Holdings, Inc.	35,396,690	972,962	-	-	38,936,219
PacWest Bancorp	36,873,360	-	-	1,021,680	42,557,616
Platinum Underwriters Holdings Ltd.	54,169,091	3,610,350	-	542,124	64,411,165
Providence Service Corp.	12,045,466	-	15,255,161	-	-
Quad/Graphics, Inc.	-	25,545,548	-	469,599	28,908,484
Regis Corp.	60,080,486	-	16,882,099	952,998	52,452,000
RTI International Metals, Inc.	27,932,874	27,109,765	3,701,784	-	42,206,000
Ryoyo Electro Corp.	19,684,709	-	-	707,200	20,552,790
Western Liberty Bancorp	7,248,000	-	3,597,604	-	2,879,407
Total	$ 668,944,549	$ 120,715,274	$ 173,871,072	$ 15,278,185	$ 518,752,447
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 374,367,532	$ 355,806,167	$ 18,561,365	$ -
Consumer Staples	100,672,000	100,672,000	-	-
Energy	151,732,499	151,732,499	-	-
Financials	960,010,273	935,716,155	24,294,118	-
Health Care	177,093,551	177,093,551	-	-
Industrials	377,549,399	377,549,399	-	-
Information Technology	294,558,043	249,306,488	45,251,555	-
Materials	126,950,372	126,950,372	-	-
Utilities	119,801,488	119,801,488	-	-
Money Market Funds	54,525,691	54,525,691	-	-
Total Investments in Securities:	$ 2,737,260,848	$ 2,649,153,810	$ 88,107,038	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 70,981,657
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $46,940,525) - See accompanying schedule: Unaffiliated issuers (cost $1,850,015,930)	$ 2,163,982,710
Fidelity Central Funds (cost $54,525,691)	54,525,691
Other affiliated issuers (cost $477,427,426)	518,752,447
Total Investments (cost $2,381,969,047)		$ 2,737,260,848
Receivable for investments sold		7,962
Receivable for fund shares sold		3,346,245
Dividends receivable		2,366,103
Distributions receivable from Fidelity Central Funds		31,400
Other receivables		10,660
Total assets		2,743,023,218

Liabilities
Payable for investments purchased	$ 6,165,626
Payable for fund shares redeemed	2,135,374
Accrued management fee	1,742,888
Distribution and service plan fees payable	100,792
Other affiliated payables	499,987
Other payables and accrued expenses	59,156
Collateral on securities loaned, at value	48,626,645
Total liabilities		59,330,468

Net Assets		$ 2,683,692,750
Net Assets consist of:
Paid in capital		$ 2,251,063,836
Undistributed net investment income		4,596,351
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		72,740,139
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		355,292,424
Net Assets		$ 2,683,692,750
See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($150,285,327 ÷ 10,110,871 shares)	$ 14.86

Maximum offering price per share (100/94.25 of $14.86)	$ 15.77
Class T: Net Asset Value and redemption price per share ($57,514,280 ÷ 3,913,423 shares)	$ 14.70

Maximum offering price per share (100/96.50 of $14.70)	$ 15.23
Class B: Net Asset Value and offering price per share ($6,674,942 ÷ 467,617 shares)A	$ 14.27

Class C: Net Asset Value and offering price per share ($47,265,102 ÷ 3,310,493 shares)A	$ 14.28

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,756,962,176 ÷ 116,773,340 shares)	$ 15.05

Class F: Net Asset Value, offering price and redemption price per share ($526,009,440 ÷ 34,859,047 shares)	$ 15.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($138,981,483 ÷ 9,231,738 shares)	$ 15.05

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends (including $15,278,185 earned from other affiliated issuers)		$ 37,030,660
Interest		68
Income from Fidelity Central Funds		218,555
Total income		37,249,283

Expenses
Management fee Basic fee	$ 17,249,880
Performance adjustment	3,419,705
Transfer agent fees	4,956,576
Distribution and service plan fees	1,124,466
Accounting and security lending fees	740,848
Custodian fees and expenses	47,382
Independent trustees' compensation	15,923
Registration fees	132,426
Audit	69,124
Legal	7,688
Interest	359
Miscellaneous	25,296
Total expenses before reductions	27,789,673
Expense reductions	(31,201)	27,758,472
Net investment income (loss)		9,490,811
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	99,604,672
Other affiliated issuers	57,534
Foreign currency transactions	(5,054)
Total net realized gain (loss)		99,657,152
Change in net unrealized appreciation (depreciation) on: Investment securities	(37,717,980)
Assets and liabilities in foreign currencies	(6,920)
Total change in net unrealized appreciation (depreciation)		(37,724,900)
Net gain (loss)		61,932,252
Net increase (decrease) in net assets resulting from operations		$ 71,423,063

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,490,811	$ 8,365,475
Net realized gain (loss)	99,657,152	155,481,563
Change in net unrealized appreciation (depreciation)	(37,724,900)	203,701,455
Net increase (decrease) in net assets resulting from operations	71,423,063	367,548,493
Distributions to shareholders from net investment income	(3,813,704)	(16,151,065)
Distributions to shareholders from net realized gain	(148,970,854)	(20,051,059)
Total distributions	(152,784,558)	(36,202,124)
Share transactions - net increase (decrease)	230,904,084	54,629,275
Redemption fees	569,163	445,888
Total increase (decrease) in net assets	150,111,752	386,421,532

Net Assets
Beginning of period	2,533,580,998	2,147,159,466
End of period (including undistributed net investment income of $4,596,351 and $0, respectively)	$ 2,683,692,750	$ 2,533,580,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.48	$ 13.45	$ 11.13	$ 11.82	$ 14.34
Income from Investment Operations
Net investment income (loss) C	.01	.01 F	.02 G	.08	(.01)
Net realized and unrealized gain (loss)	.30	2.22	2.33	(.60)	(1.98)
Total from investment operations	.31	2.23	2.35	(.52)	(1.99)
Distributions from net investment income	(.01)	(.08)	(.03)	(.06)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93) J	(.20)	(.03)	(.17)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.86	$ 15.48	$ 13.45	$ 11.13	$ 11.82
Total Return A, B	3.24%	16.72%	21.16%	(4.37)%	(14.35)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.44%	1.44%	1.47%	1.45%	1.43%
Expenses net of fee waivers, if any	1.44%	1.43%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.44%	1.43%	1.39%	1.40%	1.40%
Net investment income (loss)	.09%	.06% F	.17% G	.81%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,285	$ 140,707	$ 96,994	$ 55,029	$ 52,446
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.34	$ 13.34	$ 11.05	$ 11.74	$ 14.28
Income from Investment Operations
Net investment income (loss) C	(.02)	(.03) F	(.01) G	.05	(.04)
Net realized and unrealized gain (loss)	.31	2.20	2.31	(.59)	(1.97)
Total from investment operations	.29	2.17	2.30	(.54)	(2.01)
Distributions from net investment income	-	(.05)	(.01)	(.04)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.17)	(.01)	(.15)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.70	$ 15.34	$ 13.34	$ 11.05	$ 11.74
Total Return A, B	3.08%	16.36%	20.87%	(4.57)%	(14.58)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.67%	1.70%	1.72%	1.70%	1.68%
Expenses net of fee waivers, if any	1.67%	1.69%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.67%	1.69%	1.64%	1.65%	1.65%
Net investment income (loss)	(.14)%	(.19)% F	(.08)% G	.56%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,514	$ 55,845	$ 44,091	$ 28,534	$ 32,091
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 13.08	$ 10.88	$ 11.60	$ 14.19
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10) F	(.07) G	.01	(.10)
Net realized and unrealized gain (loss)	.29	2.15	2.27	(.59)	(1.96)
Total from investment operations	.20	2.05	2.20	(.58)	(2.06)
Distributions from net investment income	-	(.01)	-	(.03)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.13)	-	(.14)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.27	$ 15.00	$ 13.08	$ 10.88	$ 11.60
Total Return A, B	2.51%	15.80%	20.22%	(5.05)%	(15.04)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.19%	2.20%	2.22%	2.20%	2.18%
Expenses net of fee waivers, if any	2.19%	2.19%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.19%	2.14%	2.15%	2.15%
Net investment income (loss)	(.66)%	(.69)% F	(.58)% G	.06%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,675	$ 8,549	$ 9,747	$ 7,153	$ 7,886
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 13.08	$ 10.89	$ 11.60	$ 14.19
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10) F	(.07) G	.01	(.10)
Net realized and unrealized gain (loss)	.29	2.17	2.26	(.58)	(1.96)
Total from investment operations	.20	2.07	2.19	(.57)	(2.06)
Distributions from net investment income	-	(.02)	-	(.03)	-
Distributions from net realized gain	(.93)	(.12)	-	(.11)	(.53)
Total distributions	(.93)	(.14)	-	(.14)	(.53)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.28	$ 15.01	$ 13.08	$ 10.89	$ 11.60
Total Return A, B	2.52%	15.91%	20.11%	(4.98)%	(15.04)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.19%	2.18%	2.22%	2.20%	2.18%
Expenses net of fee waivers, if any	2.19%	2.18%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.18%	2.14%	2.15%	2.15%
Net investment income (loss)	(.66)%	(.68)% F	(.58)% G	.06%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,265	$ 47,457	$ 37,346	$ 21,345	$ 20,924
Portfolio turnover rate E	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.62	$ 13.56	$ 11.22	$ 11.91	$ 14.43
Income from Investment Operations
Net investment income (loss) B	.06	.06 E	.05 F	.10	.03
Net realized and unrealized gain (loss)	.32	2.23	2.34	(.60)	(1.99)
Total from investment operations	.38	2.29	2.39	(.50)	(1.96)
Distributions from net investment income	(.02)	(.10)	(.05)	(.08)	-
Distributions from net realized gain	(.93)	(.13)	-	(.11)	(.56)
Total distributions	(.95)	(.23)	(.05)	(.19)	(.56)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 15.05	$ 15.62	$ 13.56	$ 11.22	$ 11.91
Total Return A	3.67%	17.03%	21.32%	(4.15)%	(14.10)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.13%	1.13%	1.18%	1.20%	1.14%
Expenses net of fee waivers, if any	1.13%	1.13%	1.18%	1.20%	1.14%
Expenses net of all reductions	1.13%	1.13%	1.17%	1.20%	1.13%
Net investment income (loss)	.41%	.37% E	.39% F	1.01%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,756,962	$ 1,899,805	$ 1,770,675	$ 1,488,736	$ 1,136,860
Portfolio turnover rate D	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.64	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	.32	2.23	2.34	.94
Total from investment operations	.41	2.32	2.43	.95
Distributions from net investment income	(.04)	(.14)	(.07)	-
Distributions from net realized gain	(.93)	(.13)	-	-
Total distributions	(.96) L	(.26) M	(.07)	-
Redemption fees added to paid in capital D, K	-	-	-	-
Net asset value, end of period	$ 15.09	$ 15.64	$ 13.58	$ 11.22
Total Return B, C	3.90%	17.31%	21.69%	9.25%
Ratios to Average Net Assets E, J
Expenses before reductions	.89%	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.89%	.88%	.90%	.86% A
Expenses net of all reductions	.89%	.88%	.89%	.86% A
Net investment income (loss)	.64%	.61% G	.67% H	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 526,009	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	27%	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.96 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.925 per share.

M Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.63	$ 13.58	$ 11.24	$ 11.91	$ 14.43
Income from Investment Operations
Net investment income (loss) B	.06	.06 E	.06 F	.10	.03
Net realized and unrealized gain (loss)	.31	2.23	2.34	(.59)	(1.99)
Total from investment operations	.37	2.29	2.40	(.49)	(1.96)
Distributions from net investment income	(.02)	(.11)	(.06)	(.07)	-
Distributions from net realized gain	(.93)	(.13)	-	(.11)	(.56)
Total distributions	(.95)	(.24)	(.06)	(.18)	(.56)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 15.05	$ 15.63	$ 13.58	$ 11.24	$ 11.91
Total Return A	3.59%	17.02%	21.42%	(4.04)%	(14.10)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.14%	1.10%	1.12%	1.20%	1.13%
Expenses net of fee waivers, if any	1.14%	1.10%	1.12%	1.15%	1.13%
Expenses net of all reductions	1.14%	1.10%	1.12%	1.15%	1.13%
Net investment income (loss)	.39%	.39% E	.45% F	1.06%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,981	$ 101,565	$ 78,440	$ 10,336	$ 8,584
Portfolio turnover rate D	27%	22%	49%	51%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

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3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 491,346,133
Gross unrealized depreciation	(137,153,760)
Net unrealized appreciation (depreciation) on securities and other investments	$ 354,192,373

Tax Cost	$ 2,383,068,475

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,596,351
Undistributed long-term capital gain	$ 73,839,567
Net unrealized appreciation (depreciation)	$ 354,192,996

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 3,813,704	$ 16,899,273
Long-term Capital Gains	148,970,854	19,302,851
Total	$ 152,784,558	$ 36,202,124

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $758,866,730 and $657,878,656, respectively.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 346,065	$ 6,112
Class T	.25%	.25%	268,038	110
Class B	.75%	.25%	72,196	54,146
Class C	.75%	.25%	438,167	78,130
			$ 1,124,466	$ 138,498

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40,974
Class T	7,602
Class B*	9,371
Class C*	4,952
$ 62,899

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 413,829.30
Class T	150,262.28
Class B	21,652.30
Class C	131,410.30
Small Cap Value	3,956,103.23
Institutional Class	283,320.25
	$ 4,956,576

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,890 for the period.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,367,333.34%		$ 359

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,842 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,305,772. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

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7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $204,102, including $40,274 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $31,201 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 57,416	$ 602,963
Class T	-	175,083
Class B	-	8,350
Class C	-	50,685
Small Cap Value	2,736,678	13,136,446
Class F	858,633	1,502,640
Institutional Class	160,977	674,898
Total	$ 3,813,704	$ 16,151,065
From net realized gain
Class A	$ 8,369,079	$ 938,086
Class T	3,332,444	417,804
Class B	513,839	85,354
Class C	2,835,863	362,483
Small Cap Value	109,450,254	16,213,209
Class F	18,207,376	1,278,822
Institutional Class	6,261,999	755,301
Total	$ 148,970,854	$ 20,051,059

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	3,582,114	4,641,222	$ 51,112,084	$ 70,784,911
Reinvestment of distributions	639,382	98,821	7,957,627	1,412,739
Shares redeemed	(3,203,028)	(2,860,682)	(45,298,282)	(43,524,578)
Net increase (decrease)	1,018,468	1,879,361	$ 13,771,429	$ 28,673,072

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Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class T
Shares sold	1,074,645	1,830,956	$ 15,238,625	$ 27,619,849
Reinvestment of distributions	264,657	40,370	3,258,576	573,649
Shares redeemed	(1,066,289)	(1,537,319)	(14,773,000)	(23,500,005)
Net increase (decrease)	273,013	334,007	$ 3,724,201	$ 4,693,493
Class B
Shares sold	17,886	84,331	$ 244,464	$ 1,230,023
Reinvestment of distributions	36,117	5,817	433,889	79,168
Shares redeemed	(156,185)	(265,513)	(2,129,294)	(3,874,627)
Net increase (decrease)	(102,182)	(175,365)	$ (1,450,941)	$ (2,565,436)
Class C
Shares sold	840,854	1,131,174	$ 11,606,643	$ 16,672,873
Reinvestment of distributions	202,948	25,779	2,439,209	354,104
Shares redeemed	(895,789)	(848,659)	(12,102,998)	(12,648,504)
Net increase (decrease)	148,013	308,294	$ 1,942,854	$ 4,378,473
Small Cap Value
Shares sold	27,786,966	35,677,635	$ 403,227,336	$ 541,990,483
Reinvestment of distributions	8,564,707	1,987,755	107,820,730	28,460,668
Shares redeemed	(41,177,942)	(46,640,533)	(579,334,071)	(708,788,001)
Net increase (decrease)	(4,826,269)	(8,975,143)	$ (68,286,005)	$ (138,336,850)
Class F
Shares sold	17,383,615	11,644,633	$ 249,495,726	$ 177,097,711
Reinvestment of distributions	1,506,337	192,943	19,066,009	2,781,462
Shares redeemed	(1,906,027)	(2,052,505)	(26,618,099)	(32,200,197)
Net increase (decrease)	16,983,925	9,785,071	$ 241,943,636	$ 147,678,976
Institutional Class
Shares sold	4,662,732	4,417,342	$ 67,294,175	$ 67,359,213
Reinvestment of distributions	445,761	90,435	5,619,794	1,288,856
Shares redeemed	(2,373,514)	(3,788,938)	(33,655,059)	(58,540,522)
Net increase (decrease)	2,734,979	718,839	$ 39,258,910	$ 10,107,547

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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11. Other - continued

At the end of the period, the Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/10/12	09/07/12	$0.027	$0.411

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2012, $98,274,256, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of the retail class and Class F ranked below its competitive median for 2011, the total expense ratio of Institutional Class ranked equal to its competitive median for 2011, and the total expense ratio of each of Class A, Class T, Class B, and Class C ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCVI-UANN-0912
1.803743.107

Fidelity®

Blue Chip Growth

Fund -
Class K

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class K A	2.43%	4.26%	6.24%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class K on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Class K shares rose 2.43%, trailing the 8.26% gain of the Russell 1000® Growth Index. Picks in the food, beverage and tobacco segment of consumer staples hurt, primarily due to the fund's overweighted position in Green Mountain Coffee Roasters, by far the largest relative detractor. Investors began to worry that the maker of Keurig® single-cup coffee systems wouldn't be able to sustain its rapid growth, the company couldn't consistently meet expectations and some well-known hedge fund managers were openly critical about the stock. In May, Green Mountain overestimated the amount of demand for its products and reduced its revenue and earnings expectations. Leading U.S. coal producer Alpha Natural Resources - sold from the fund by period end - detracted, as did the fund's investments in foreign stocks, driven in part by a stronger U.S. dollar. Info tech was a bright spot, where overweighting giant Apple - by far the fund's largest holding - made the biggest overall contribution. Continued strong sales of the company's iPhone® 4S smartphone, personal computers and iPad® tablets boosted Apple's stock. Elsewhere, Hong Kong-based handbag maker Michael Kors Holdings was lifted by significant growth of its retail stores.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Blue Chip Growth	.88%
Actual		$ 1,000.00	$ 1,046.40	$ 4.48
Hypothetical A		$ 1,000.00	$ 1,020.49	$ 4.42
Class K	.73%
Actual		$ 1,000.00	$ 1,047.50	$ 3.72
Hypothetical A		$ 1,000.00	$ 1,021.23	$ 3.67
Class F	.68%
Actual		$ 1,000.00	$ 1,047.60	$ 3.46
Hypothetical A		$ 1,000.00	$ 1,021.48	$ 3.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.4	9.8
Google, Inc. Class A	5.4	4.5
Amazon.com, Inc.	2.1	1.7
QUALCOMM, Inc.	2.1	2.1
The Coca-Cola Co.	2.1	1.9
Microsoft Corp.	1.9	1.2
Philip Morris International, Inc.	1.6	1.4
Broadcom Corp. Class A	1.5	1.0
MasterCard, Inc. Class A	1.3	1.1
McDonald's Corp.	1.3	2.2
	29.7
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.8	33.3
Consumer Discretionary	21.1	19.8
Consumer Staples	14.1	11.6
Health Care	9.3	9.5
Industrials	8.5	10.8
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 99.8%		Stocks 100.3%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities)† (0.4)%
* Foreign investments	9.7%	** Foreign investments	11.4%

† Short-term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.6%
Auto Components - 0.3%
Delphi Automotive PLC	605,200	$ 17,182
The Goodyear Tire & Rubber Co. (a)	739,100	8,463
TRW Automotive Holdings Corp. (a)	493,500	19,395
		45,040
Automobiles - 0.7%
Harley-Davidson, Inc.	208,600	9,018
Hyundai Motor Co.	75,033	15,728
Kia Motors Corp.	152,660	10,545
Tesla Motors, Inc. (a)(d)	2,702,754	74,110
		109,401
Hotels, Restaurants & Leisure - 4.6%
Bravo Brio Restaurant Group, Inc. (a)	740,800	13,386
Chipotle Mexican Grill, Inc. (a)	137,700	40,254
Dunkin' Brands Group, Inc.	533,300	16,148
Hyatt Hotels Corp. Class A (a)	316,497	11,251
Jubilant Foodworks Ltd. (a)	216,731	4,387
Las Vegas Sands Corp.	2,200,900	80,157
McDonald's Corp.	2,218,930	198,284
Panera Bread Co. Class A (a)	658,500	103,707
Starbucks Corp.	2,572,800	116,496
Wyndham Worldwide Corp.	340,985	17,748
Yum! Brands, Inc.	1,328,700	86,153
		687,971
Household Durables - 1.1%
Lennar Corp. Class A	1,543,452	45,084
SodaStream International Ltd. (a)	286,400	11,172
Toll Brothers, Inc. (a)	1,176,800	34,327
Whirlpool Corp.	1,143,543	77,258
		167,841
Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	1,356,600	316,495
Expedia, Inc. (d)	1,004,300	57,235
Kayak Software Corp.	15,300	513
Priceline.com, Inc. (a)	170,900	113,091
		487,334
Media - 1.6%
Comcast Corp. Class A	4,174,700	135,886
The Walt Disney Co.	1,706,000	83,833
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner Cable, Inc.	174,500	$ 14,820
Time Warner, Inc.	113,500	4,440
		238,979
Multiline Retail - 1.4%
Dollar General Corp. (a)	636,700	32,478
Dollar Tree, Inc. (a)	329,800	16,602
Dollarama, Inc.	420,234	26,190
JCPenney Co., Inc.	341,700	7,692
Macy's, Inc.	1,977,900	70,888
Target Corp.	883,700	53,596
		207,446
Specialty Retail - 4.4%
American Eagle Outfitters, Inc.	142,800	2,973
AutoZone, Inc. (a)	33,600	12,608
CarMax, Inc. (a)	106,400	2,961
Cia.Hering SA	254,600	5,027
Five Below, Inc.	15,500	455
Foot Locker, Inc.	506,500	16,725
Francescas Holdings Corp. (a)	856,800	26,912
GNC Holdings, Inc.	569,900	21,958
Home Depot, Inc.	2,808,900	146,568
Limited Brands, Inc.	2,769,800	131,704
Lowe's Companies, Inc.	769,500	19,522
Ross Stores, Inc.	516,700	34,330
TJX Companies, Inc.	3,643,580	161,338
Ulta Salon, Cosmetics & Fragrance, Inc.	294,400	24,989
Urban Outfitters, Inc. (a)	1,228,400	37,528
		645,598
Textiles, Apparel & Luxury Goods - 3.2%
Arezzo Industria e Comercio SA	1,681,000	26,390
Brunello Cucinelli SpA	561,900	7,660
Coach, Inc.	745,500	36,776
Fifth & Pacific Companies, Inc. (a)(d)	2,198,511	24,360
Fossil, Inc. (a)	644,319	46,191
lululemon athletica, Inc. (a)	446,180	25,200
Michael Kors Holdings Ltd.	2,825,537	116,666
NIKE, Inc. Class B	858,200	80,113
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	954,900	$ 75,848
Under Armour, Inc. Class A (sub. vtg.) (a)	511,418	27,842
		467,046
TOTAL CONSUMER DISCRETIONARY		3,056,656
CONSUMER STAPLES - 14.1%
Beverages - 4.8%
Anheuser-Busch InBev SA NV ADR	734,800	58,211
Beam, Inc.	285,100	17,927
Constellation Brands, Inc. Class A (sub. vtg.) (a)	366,600	10,342
Diageo PLC sponsored ADR	74,000	7,911
Dr Pepper Snapple Group, Inc.	862,000	39,290
Monster Beverage Corp. (a)	2,184,800	145,224
PepsiCo, Inc.	1,619,800	117,808
SABMiller PLC	181,900	7,863
The Coca-Cola Co.	3,773,800	304,923
		709,499
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	759,900	73,087
CVS Caremark Corp.	2,692,800	121,849
Fresh Market, Inc. (a)	445,100	26,212
Wal-Mart Stores, Inc.	1,262,200	93,946
Whole Foods Market, Inc.	960,000	88,109
		403,203
Food Products - 1.7%
Annie's, Inc. (d)	13,200	538
Calbee, Inc. (d)	386,000	26,875
ConAgra Foods, Inc.	347,800	8,587
DE Master Blenders 1753 NV (a)	821,500	9,520
Green Mountain Coffee Roasters, Inc. (a)(d)	3,782,299	69,065
Kraft Foods, Inc. Class A	678,200	26,931
Mead Johnson Nutrition Co. Class A	349,400	25,492
The Hershey Co.	1,014,500	72,780
The J.M. Smucker Co.	193,900	14,892
		254,680
Household Products - 1.7%
Colgate-Palmolive Co.	500,300	53,712
Kimberly-Clark Corp.	1,046,600	90,960
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - continued
Procter & Gamble Co.	1,337,400	$ 86,316
Reckitt Benckiser Group PLC	275,100	15,126
		246,114
Personal Products - 0.4%
Herbalife Ltd.	1,137,731	62,450
Tobacco - 2.8%
Altria Group, Inc.	1,873,900	67,404
British American Tobacco PLC (United Kingdom)	146,800	7,797
Lorillard, Inc.	772,000	99,310
Philip Morris International, Inc.	2,640,600	241,456
Souza Cruz SA	202,200	2,852
		418,819
TOTAL CONSUMER STAPLES		2,094,765
ENERGY - 5.5%
Energy Equipment & Services - 2.0%
Atwood Oceanics, Inc. (a)	128,800	5,735
Ensco PLC Class A	270,400	14,691
Halliburton Co.	493,200	16,340
National Oilwell Varco, Inc.	1,343,500	97,135
Schlumberger Ltd.	1,886,000	134,396
Seadrill Ltd.	722,500	28,026
		296,323
Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp.	1,223,700	84,974
Apache Corp.	344,100	29,634
Chevron Corp.	794,500	87,061
Concho Resources, Inc. (a)	34,600	2,950
EOG Resources, Inc.	315,200	30,893
Hess Corp.	153,700	7,248
Marathon Petroleum Corp.	625,400	29,581
Noble Energy, Inc.	31,100	2,719
Occidental Petroleum Corp.	1,164,000	101,303
Peabody Energy Corp.	787,800	16,449
Pioneer Natural Resources Co.	438,300	38,847
Plains Exploration & Production Co. (a)	1,762,200	70,418
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
SM Energy Co.	439,000	$ 20,673
Valero Energy Corp.	117,100	3,220
		525,970
TOTAL ENERGY		822,293
FINANCIALS - 1.9%
Capital Markets - 0.4%
KKR & Co. LP	623,200	8,719
Morgan Stanley	3,653,912	49,912
		58,631
Commercial Banks - 0.2%
ICICI Bank Ltd.	666,777	11,486
Wells Fargo & Co.	366,800	12,402
		23,888
Consumer Finance - 0.3%
Discover Financial Services	1,163,600	41,843
Diversified Financial Services - 0.9%
Citigroup, Inc.	3,352,420	90,951
JPMorgan Chase & Co.	1,283,400	46,202
		137,153
Real Estate Management & Development - 0.1%
Parsvnath Developers Ltd. (a)(e)	21,771,340	15,302
TOTAL FINANCIALS		276,817
HEALTH CARE - 9.3%
Biotechnology - 4.5%
Alexion Pharmaceuticals, Inc. (a)	665,000	69,725
Alkermes PLC (a)	917,100	17,049
Alnylam Pharmaceuticals, Inc. (a)	324,500	6,065
Amgen, Inc.	346,300	28,604
ARIAD Pharmaceuticals, Inc. (a)	1,698,200	32,487
Biogen Idec, Inc. (a)	894,800	130,489
BioMarin Pharmaceutical, Inc. (a)	107,500	4,224
Clovis Oncology, Inc.	195,300	3,455
Exelixis, Inc. (a)	3,425,500	21,409
Gilead Sciences, Inc. (a)	2,463,300	133,831
Grifols SA (a)	95,600	2,981
Grifols SA ADR	38,200	853
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Ironwood Pharmaceuticals, Inc. Class A (a)	473,000	$ 6,088
Medivation, Inc. (a)	149,500	14,905
Merrimack Pharmaceuticals, Inc.	265,000	2,112
Merrimack Pharmaceuticals, Inc. (f)	2,142,858	15,371
ONYX Pharmaceuticals, Inc. (a)	256,300	19,215
Regeneron Pharmaceuticals, Inc. (a)	297,100	40,005
Spectrum Pharmaceuticals, Inc. (a)(d)	1,347,100	18,846
Theravance, Inc. (a)	437,314	12,739
Vertex Pharmaceuticals, Inc. (a)	1,669,800	81,002
ZIOPHARM Oncology, Inc. (a)	721,728	4,063
		665,518
Health Care Equipment & Supplies - 1.0%
Align Technology, Inc. (a)	919,500	31,226
Baxter International, Inc.	132,600	7,758
Covidien PLC	215,000	12,014
Insulet Corp. (a)	310,600	6,075
Intuitive Surgical, Inc. (a)	44,400	21,379
The Cooper Companies, Inc.	730,272	54,960
William Demant Holding A/S (a)	126,000	11,906
		145,318
Health Care Providers & Services - 1.2%
Apollo Hospitals Enterprise Ltd.	649,448	7,366
Catamaran Corp. (a)	102,300	8,689
Express Scripts Holding Co. (a)	2,168,727	125,656
McKesson Corp.	479,144	43,473
		185,184
Health Care Technology - 0.1%
athenahealth, Inc. (a)(d)	154,575	14,144
Pharmaceuticals - 2.5%
Abbott Laboratories	244,100	16,186
Allergan, Inc.	126,100	10,349
AVANIR Pharmaceuticals Class A (a)	2,885,556	8,253
Bristol-Myers Squibb Co.	2,435,100	86,690
Elan Corp. PLC sponsored ADR (a)	2,445,600	28,247
Eli Lilly & Co.	375,600	16,538
Johnson & Johnson	930,440	64,405
Merck & Co., Inc.	101,200	4,470
Pfizer, Inc.	1,839,600	44,224
Questcor Pharmaceuticals, Inc. (a)(d)	457,619	16,872
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Salix Pharmaceuticals Ltd. (a)	446,500	$ 20,012
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,073,200	51,153
		367,399
TOTAL HEALTH CARE		1,377,563
INDUSTRIALS - 8.5%
Aerospace & Defense - 2.8%
Honeywell International, Inc.	762,700	44,275
Precision Castparts Corp.	594,500	92,480
The Boeing Co.	2,057,200	152,048
United Technologies Corp.	1,767,400	131,565
		420,368
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. Class B	1,591,000	120,296
Airlines - 0.3%
United Continental Holdings, Inc. (a)	2,038,600	38,509
Building Products - 0.3%
Armstrong World Industries, Inc.	692,100	26,750
Owens Corning (a)	347,800	9,342
		36,092
Commercial Services & Supplies - 0.0%
Swisher Hygiene, Inc. (a)	2,095,491	3,790
Construction & Engineering - 0.2%
Foster Wheeler AG (a)	250,000	4,510
Quanta Services, Inc. (a)	961,400	22,103
		26,613
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	290,500	14,667
Danaher Corp.	2,579,900	136,245
General Electric Co.	1,505,100	31,231
		182,143
Machinery - 1.8%
Caterpillar, Inc.	794,100	66,871
Cummins, Inc.	497,000	47,662
Illinois Tool Works, Inc.	256,300	13,927
Ingersoll-Rand PLC	1,293,700	54,866
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Joy Global, Inc.	1,506,700	$ 78,258
Manitowoc Co., Inc.	693,700	8,324
		269,908
Professional Services - 0.1%
Qualicorp SA (a)	836,000	7,445
Road & Rail - 0.9%
Canadian Pacific	390,000	31,699
Norfolk Southern Corp.	60,500	4,480
Union Pacific Corp.	787,000	96,494
		132,673
Trading Companies & Distributors - 0.1%
H&E Equipment Services, Inc. (a)	463,290	6,542
Mills Estruturas e Servicos de Engenharia SA	827,400	11,156
		17,698
TOTAL INDUSTRIALS		1,255,535
INFORMATION TECHNOLOGY - 36.8%
Communications Equipment - 2.5%
Finisar Corp. (a)	613,500	7,626
Juniper Networks, Inc. (a)	1,887,500	33,088
Motorola Solutions, Inc.	208,700	10,089
Palo Alto Networks, Inc.	18,300	1,046
QUALCOMM, Inc.	5,298,100	316,191
		368,040
Computers & Peripherals - 11.5%
Apple, Inc.	2,533,200	1,547,175
EMC Corp. (a)	2,121,200	55,597
Fusion-io, Inc. (a)	692,400	13,239
Gemalto NV	363,932	27,892
NetApp, Inc. (a)	1,903,000	62,171
		1,706,074
Internet Software & Services - 7.9%
Akamai Technologies, Inc. (a)	1,556,600	54,761
Baidu.com, Inc. sponsored ADR (a)	386,000	46,521
Dropbox, Inc. (f)	1,003,814	9,084
eBay, Inc. (a)	2,122,700	94,036
Facebook, Inc.:
Class A (d)	1,256,300	27,274
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc.: - continued
Class B (a)(f)	636,167	$ 12,430
Google, Inc. Class A (a)	1,255,867	794,926
IAC/InterActiveCorp	587,700	30,919
LinkedIn Corp. (a)	151,100	15,510
SINA Corp. (a)(d)	393,992	17,891
Tencent Holdings Ltd.	496,000	14,826
Yahoo!, Inc. (a)	3,051,200	48,331
		1,166,509
IT Services - 3.2%
Cognizant Technology Solutions Corp. Class A (a)	1,643,500	93,301
EPAM Systems, Inc.	303,400	4,867
IBM Corp.	36,100	7,075
MasterCard, Inc. Class A	457,200	199,600
Maximus, Inc.	96,200	4,858
Teradata Corp. (a)	269,100	18,197
The Western Union Co.	433,100	7,549
Visa, Inc. Class A	1,103,500	142,429
		477,876
Semiconductors & Semiconductor Equipment - 5.7%
Altera Corp.	2,107,500	74,711
ASML Holding NV	227,100	13,058
Avago Technologies Ltd.	2,168,600	80,238
Broadcom Corp. Class A	6,636,700	224,851
Cirrus Logic, Inc. (a)	1,162,528	42,746
Cree, Inc. (a)	768,200	18,398
Freescale Semiconductor Holdings I Ltd. (a)	5,697,958	60,797
Mellanox Technologies Ltd. (a)	380,700	39,920
NVIDIA Corp. (a)	7,619,673	103,170
NXP Semiconductors NV (a)	7,331,835	165,626
Samsung Electronics Co. Ltd.	7,550	8,741
Skyworks Solutions, Inc. (a)	516,400	14,939
		847,195
Software - 6.0%
Activision Blizzard, Inc.	2,939,000	35,356
Check Point Software Technologies Ltd. (a)	1,030,400	50,047
Citrix Systems, Inc. (a)	1,550,100	112,661
Guidewire Software, Inc.	248,300	6,371
Informatica Corp. (a)	437,700	12,917
Jive Software, Inc.	533,500	10,686
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp.	9,327,700	$ 274,887
Oracle Corp.	2,392,100	72,241
QLIK Technologies, Inc. (a)	767,063	15,341
Red Hat, Inc. (a)	1,020,700	54,771
salesforce.com, Inc. (a)	1,341,665	166,849
ServiceNow, Inc.	36,400	983
Splunk, Inc. (d)	196,000	5,762
VMware, Inc. Class A (a)	771,500	70,021
		888,893
TOTAL INFORMATION TECHNOLOGY		5,454,587
MATERIALS - 2.4%
Chemicals - 2.2%
Albemarle Corp.	856,400	49,860
CF Industries Holdings, Inc.	178,000	34,845
E.I. du Pont de Nemours & Co.	1,225,400	60,902
Eastman Chemical Co.	169,100	8,841
LyondellBasell Industries NV Class A	1,211,700	53,957
Monsanto Co.	763,800	65,397
PetroLogistics LP	883,200	10,916
Sherwin-Williams Co.	165,000	22,168
Westlake Chemical Corp. (d)	417,500	24,783
		331,669
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A	439,500	25,588
TOTAL MATERIALS		357,257
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	3,330,000	14,519
Vodafone Group PLC sponsored ADR	407,300	11,710
		26,229
TOTAL COMMON STOCKS (Cost $11,025,400)		14,721,702
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Volkswagen AG	469,300	$ 80,262
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $52,053)		80,262
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.17% (b)	12,339,372	12,339
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	173,924,939	173,925
TOTAL MONEY MARKET FUNDS (Cost $186,264)		186,264
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $11,263,717)		14,988,228
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(168,514)
NET ASSETS - 100%		$ 14,819,714
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,885,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 9,084
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 15,909
Merrimack Pharmaceuticals, Inc.	3/31/11	$ 15,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 55
Fidelity Securities Lending Cash Central Fund	3,357
Total	$ 3,412
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parsvnath Developers Ltd.	$ 22,924	$ -	$ -	$ -	$ 15,302
Spectrum Pharmaceuticals, Inc.	-	42,886	19,181	-	-
Total	$ 22,924	$ 42,886	$ 19,181	$ -	$ 15,302
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,136,918	$ 3,136,918	$ -	$ -
Consumer Staples	2,094,765	2,060,093	34,672	-
Energy	822,293	822,293	-	-
Financials	276,817	265,331	11,486	-
Health Care	1,377,563	1,362,192	15,371	-
Industrials	1,255,535	1,251,745	3,790	-
Information Technology	5,454,587	5,433,073	12,430	9,084
Materials	357,257	357,257	-	-
Telecommunication Services	26,229	26,229	-	-
Money Market Funds	186,264	186,264	-	-
Total Investments in Securities:	$ 14,988,228	$ 14,901,395	$ 77,749	$ 9,084

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $165,637) - See accompanying schedule: Unaffiliated issuers (cost $11,046,602)	$ 14,786,662
Fidelity Central Funds (cost $186,264)	186,264
Other affiliated issuers (cost $30,851)	15,302
Total Investments (cost $11,263,717)		$ 14,988,228
Foreign currency held at value (cost $2,675)		2,675
Receivable for investments sold		203,022
Receivable for fund shares sold		32,067
Dividends receivable		3,803
Distributions receivable from Fidelity Central Funds		286
Other receivables		749
Total assets		15,230,830

Liabilities
Payable to custodian bank	$ 6
Payable for investments purchased	187,368
Payable for fund shares redeemed	40,039
Accrued management fee	7,123
Other affiliated payables	2,028
Other payables and accrued expenses	627
Collateral on securities loaned, at value	173,925
Total liabilities		411,116

Net Assets		$ 14,819,714
Net Assets consist of:
Paid in capital		$ 11,168,136
Undistributed net investment income		10,385
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,290)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,724,483
Net Assets		$ 14,819,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2012

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($10,595,343 ÷ 223,607 shares)	$ 47.38

Class K: Net Asset Value, offering price and redemption price per share ($2,467,455 ÷ 51,991 shares)	$ 47.46

Class F: Net Asset Value, offering price and redemption price per share ($1,756,916 ÷ 36,980 shares)	$ 47.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends		$ 150,681
Interest		1
Income from Fidelity Central Funds		3,412
Total income		154,094

Expenses
Management fee Basic fee	$ 77,977
Performance adjustment	15,095
Transfer agent fees	23,533
Accounting and security lending fees	1,491
Custodian fees and expenses	585
Independent trustees' compensation	94
Registration fees	252
Audit	101
Legal	53
Interest	6
Miscellaneous	142
Total expenses before reductions	119,329
Expense reductions	(618)	118,711
Net investment income (loss)		35,383
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(32,788)
Other affiliated issuers	(4,301)
Foreign currency transactions	(342)
Total net realized gain (loss)		(37,431)
Change in net unrealized appreciation (depreciation) on: Investment securities	271,818
Assets and liabilities in foreign currencies	(29)
Total change in net unrealized appreciation (depreciation)		271,789
Net gain (loss)		234,358
Net increase (decrease) in net assets resulting from operations		$ 269,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 35,383	$ (4,517)
Net realized gain (loss)	(37,431)	1,562,158
Change in net unrealized appreciation (depreciation)	271,789	1,651,657
Net increase (decrease) in net assets resulting from operations	269,741	3,209,298
Distributions to shareholders from net investment income	(15,666)	(2,405)
Distributions to shareholders from net realized gain	(480,841)	(12,451)
Total distributions	(496,507)	(14,856)
Share transactions - net increase (decrease)	656,032	(352,214)
Total increase (decrease) in net assets	429,266	2,842,228

Net Assets
Beginning of period	14,390,448	11,548,220
End of period (including undistributed net investment income of $10,385 and accumulated net investment loss of $7,667, respectively)	$ 14,819,714	$ 14,390,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 48.17	$ 37.63	$ 31.97	$ 39.06	$ 46.88
Income from Investment Operations
Net investment income (loss) B	.10	(.03)	.04	.27	.35
Net realized and unrealized gain (loss)	.75	10.61	5.80	(6.36)	(2.89)
Total from investment operations	.85	10.58	5.84	(6.09)	(2.54)
Distributions from net investment income	(.04)	(.00) F, G	(.18)	(.29)	(.33)
Distributions from net realized gain	(1.60)	(.04) F	-	(.71)	(4.95)
Total distributions	(1.64)	(.04)	(.18)	(1.00)	(5.28)
Net asset value, end of period	$ 47.38	$ 48.17	$ 37.63	$ 31.97	$ 39.06
Total Return A	2.27%	28.12%	18.29%	(15.85)%	(6.30)%
Ratios to Average Net Assets C, E
Expenses before reductions	.90%	.94%	.94%	.76%	.58%
Expenses net of fee waivers, if any	.90%	.94%	.94%	.76%	.58%
Expenses net of all reductions	.89%	.92%	.93%	.76%	.57%
Net investment income (loss)	.21%	(.06)%	.10%	.93%	.81%
Supplemental Data
Net assets, end of period (in millions)	$ 10,595	$ 12,024	$ 10,295	$ 9,691	$ 13,349
Portfolio turnover rate D	95%	132%	135%	134%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The amount shown reflects certain reclassifications related to book to tax differences.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 48.21	$ 37.66	$ 32.01	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.17	.05	.11	.32	.10
Net realized and unrealized gain (loss)	.75	10.62	5.79	(6.33)	(2.84)
Total from investment operations	.92	10.67	5.90	(6.01)	(2.74)
Distributions from net investment income	(.08)	(.05) I	(.25)	(.34)	-
Distributions from net realized gain	(1.60)	(.07) I	-	(.71)	-
Total distributions	(1.67) J	(.12)	(.25)	(1.05)	-
Net asset value, end of period	$ 47.46	$ 48.21	$ 37.66	$ 32.01	$ 39.07
Total Return B, C	2.43%	28.37%	18.48%	(15.61)%	(6.55)%
Ratios to Average Net Assets E, H
Expenses before reductions	.74%	.77%	.75%	.53%	.41% A
Expenses net of fee waivers, if any	.74%	.77%	.75%	.53%	.41% A
Expenses net of all reductions	.73%	.76%	.74%	.52%	.41% A
Net investment income (loss)	.37%	.11%	.30%	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,467,455	$ 1,454,854	$ 931,601	$ 590,673	$ 93
Portfolio turnover rate F	95%	132%	135%	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

J Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 48.24	$ 37.69	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.19	.07	.13	- I
Net realized and unrealized gain (loss)	.76	10.61	5.80	2.82
Total from investment operations	.95	10.68	5.93	2.82
Distributions from net investment income	(.08)	(.06) J	(.22)	-
Distributions from net realized gain	(1.60)	(.08) J	-	-
Total distributions	(1.68)	(.13) K	(.22)	-
Net asset value, end of period	$ 47.51	$ 48.24	$ 37.69	$ 31.98
Total Return B, C	2.49%	28.41%	18.59%	9.67%
Ratios to Average Net Assets E, H
Expenses before reductions	.69%	.72%	.70%	.51% A
Expenses net of fee waivers, if any	.69%	.72%	.70%	.51% A
Expenses net of all reductions	.68%	.71%	.68%	.51% A
Net investment income (loss)	.42%	.16%	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,756,916	$ 911,556	$ 321,409	$ 261
Portfolio turnover rate F	95%	132%	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.076 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,132,802
Gross unrealized depreciation	(484,426)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,648,376

Tax Cost	$ 11,339,852

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,887
Capital loss carryforward	$ (7,155)
Net unrealized appreciation (depreciation)	$ 3,648,348

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
No expiration
Short-term	$ (7,155)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 15,666	$ 2,405
Long-term Capital Gains	480,841	12,451
Total	$ 496,507	$ 14,856

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,550,160 and $13,321,571, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 22,565.21
Class K	968.05
	$ 23,533

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $353 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,697.35%		$ 6

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $39 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,016. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,357, including $95 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $618 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Blue Chip Growth	$ 10,644	$ 670
Class K	2,860	1,165
Class F	2,162	570
Total	$ 15,666	$ 2,405
From net realized gain
Blue Chip Growth	$ 397,250	$ 9,690
Class K	51,295	1,750
Class F	32,296	1,011
Total	$ 480,841	$ 12,451

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Blue Chip Growth
Shares sold	42,825	42,281	$ 1,970,082	$ 1,904,203
Reinvestment of distributions	9,668	232	399,689	10,166
Shares redeemed	(78,498)	(66,514)	(3,530,347)	(2,974,498)
Net increase (decrease)	(26,005)	(24,001)	$ (1,160,576)	$ (1,060,129)
Class K
Shares sold	29,866	13,902	$ 1,366,770	$ 625,856
Reinvestment of distributions	1,309	70	54,155	2,916
Shares redeemed	(9,363)	(8,528)	(426,597)	(379,087)
Net increase (decrease)	21,812	5,444	$ 994,328	$ 249,685
Class F
Shares sold	19,170	12,501	$ 873,960	$ 558,704
Reinvestment of distributions	832	38	34,458	1,580
Shares redeemed	(1,918)	(2,171)	(86,138)	(102,054)
Net increase (decrease)	18,084	10,368	$ 822,280	$ 458,230

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Adviser Freedom Funds, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record in the aggregate of approximately 25% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class K and the retail class show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

BCF-K-UANN-0912
1.863112.103

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	2.27%	4.09%	6.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Retail Class shares rose 2.27%, trailing the 8.26% gain of the Russell 1000® Growth Index. Picks in the food, beverage and tobacco segment of consumer staples hurt, primarily due to the fund's overweighted position in Green Mountain Coffee Roasters, by far the largest relative detractor. Investors began to worry that the maker of Keurig® single-cup coffee systems wouldn't be able to sustain its rapid growth, the company couldn't consistently meet expectations and some well-known hedge fund managers were openly critical about the stock. In May, Green Mountain overestimated the amount of demand for its products and reduced its revenue and earnings expectations. Leading U.S. coal producer Alpha Natural Resources - sold from the fund by period end - detracted, as did the fund's investments in foreign stocks, driven in part by a stronger U.S. dollar. Info tech was a bright spot, where overweighting giant Apple - by far the fund's largest holding - made the biggest overall contribution. Continued strong sales of the company's iPhone® 4S smartphone, personal computers and iPad® tablets boosted Apple's stock. Elsewhere, Hong Kong-based handbag maker Michael Kors Holdings was lifted by significant growth of its retail stores.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Blue Chip Growth	.88%
Actual		$ 1,000.00	$ 1,046.40	$ 4.48
Hypothetical A		$ 1,000.00	$ 1,020.49	$ 4.42
Class K	.73%
Actual		$ 1,000.00	$ 1,047.50	$ 3.72
Hypothetical A		$ 1,000.00	$ 1,021.23	$ 3.67
Class F	.68%
Actual		$ 1,000.00	$ 1,047.60	$ 3.46
Hypothetical A		$ 1,000.00	$ 1,021.48	$ 3.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.4	9.8
Google, Inc. Class A	5.4	4.5
Amazon.com, Inc.	2.1	1.7
QUALCOMM, Inc.	2.1	2.1
The Coca-Cola Co.	2.1	1.9
Microsoft Corp.	1.9	1.2
Philip Morris International, Inc.	1.6	1.4
Broadcom Corp. Class A	1.5	1.0
MasterCard, Inc. Class A	1.3	1.1
McDonald's Corp.	1.3	2.2
	29.7
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.8	33.3
Consumer Discretionary	21.1	19.8
Consumer Staples	14.1	11.6
Health Care	9.3	9.5
Industrials	8.5	10.8
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 99.8%		Stocks 100.3%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities)† (0.4)%
* Foreign investments	9.7%	** Foreign investments	11.4%

† Short-term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.6%
Auto Components - 0.3%
Delphi Automotive PLC	605,200	$ 17,182
The Goodyear Tire & Rubber Co. (a)	739,100	8,463
TRW Automotive Holdings Corp. (a)	493,500	19,395
		45,040
Automobiles - 0.7%
Harley-Davidson, Inc.	208,600	9,018
Hyundai Motor Co.	75,033	15,728
Kia Motors Corp.	152,660	10,545
Tesla Motors, Inc. (a)(d)	2,702,754	74,110
		109,401
Hotels, Restaurants & Leisure - 4.6%
Bravo Brio Restaurant Group, Inc. (a)	740,800	13,386
Chipotle Mexican Grill, Inc. (a)	137,700	40,254
Dunkin' Brands Group, Inc.	533,300	16,148
Hyatt Hotels Corp. Class A (a)	316,497	11,251
Jubilant Foodworks Ltd. (a)	216,731	4,387
Las Vegas Sands Corp.	2,200,900	80,157
McDonald's Corp.	2,218,930	198,284
Panera Bread Co. Class A (a)	658,500	103,707
Starbucks Corp.	2,572,800	116,496
Wyndham Worldwide Corp.	340,985	17,748
Yum! Brands, Inc.	1,328,700	86,153
		687,971
Household Durables - 1.1%
Lennar Corp. Class A	1,543,452	45,084
SodaStream International Ltd. (a)	286,400	11,172
Toll Brothers, Inc. (a)	1,176,800	34,327
Whirlpool Corp.	1,143,543	77,258
		167,841
Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	1,356,600	316,495
Expedia, Inc. (d)	1,004,300	57,235
Kayak Software Corp.	15,300	513
Priceline.com, Inc. (a)	170,900	113,091
		487,334
Media - 1.6%
Comcast Corp. Class A	4,174,700	135,886
The Walt Disney Co.	1,706,000	83,833
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner Cable, Inc.	174,500	$ 14,820
Time Warner, Inc.	113,500	4,440
		238,979
Multiline Retail - 1.4%
Dollar General Corp. (a)	636,700	32,478
Dollar Tree, Inc. (a)	329,800	16,602
Dollarama, Inc.	420,234	26,190
JCPenney Co., Inc.	341,700	7,692
Macy's, Inc.	1,977,900	70,888
Target Corp.	883,700	53,596
		207,446
Specialty Retail - 4.4%
American Eagle Outfitters, Inc.	142,800	2,973
AutoZone, Inc. (a)	33,600	12,608
CarMax, Inc. (a)	106,400	2,961
Cia.Hering SA	254,600	5,027
Five Below, Inc.	15,500	455
Foot Locker, Inc.	506,500	16,725
Francescas Holdings Corp. (a)	856,800	26,912
GNC Holdings, Inc.	569,900	21,958
Home Depot, Inc.	2,808,900	146,568
Limited Brands, Inc.	2,769,800	131,704
Lowe's Companies, Inc.	769,500	19,522
Ross Stores, Inc.	516,700	34,330
TJX Companies, Inc.	3,643,580	161,338
Ulta Salon, Cosmetics & Fragrance, Inc.	294,400	24,989
Urban Outfitters, Inc. (a)	1,228,400	37,528
		645,598
Textiles, Apparel & Luxury Goods - 3.2%
Arezzo Industria e Comercio SA	1,681,000	26,390
Brunello Cucinelli SpA	561,900	7,660
Coach, Inc.	745,500	36,776
Fifth & Pacific Companies, Inc. (a)(d)	2,198,511	24,360
Fossil, Inc. (a)	644,319	46,191
lululemon athletica, Inc. (a)	446,180	25,200
Michael Kors Holdings Ltd.	2,825,537	116,666
NIKE, Inc. Class B	858,200	80,113
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	954,900	$ 75,848
Under Armour, Inc. Class A (sub. vtg.) (a)	511,418	27,842
		467,046
TOTAL CONSUMER DISCRETIONARY		3,056,656
CONSUMER STAPLES - 14.1%
Beverages - 4.8%
Anheuser-Busch InBev SA NV ADR	734,800	58,211
Beam, Inc.	285,100	17,927
Constellation Brands, Inc. Class A (sub. vtg.) (a)	366,600	10,342
Diageo PLC sponsored ADR	74,000	7,911
Dr Pepper Snapple Group, Inc.	862,000	39,290
Monster Beverage Corp. (a)	2,184,800	145,224
PepsiCo, Inc.	1,619,800	117,808
SABMiller PLC	181,900	7,863
The Coca-Cola Co.	3,773,800	304,923
		709,499
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	759,900	73,087
CVS Caremark Corp.	2,692,800	121,849
Fresh Market, Inc. (a)	445,100	26,212
Wal-Mart Stores, Inc.	1,262,200	93,946
Whole Foods Market, Inc.	960,000	88,109
		403,203
Food Products - 1.7%
Annie's, Inc. (d)	13,200	538
Calbee, Inc. (d)	386,000	26,875
ConAgra Foods, Inc.	347,800	8,587
DE Master Blenders 1753 NV (a)	821,500	9,520
Green Mountain Coffee Roasters, Inc. (a)(d)	3,782,299	69,065
Kraft Foods, Inc. Class A	678,200	26,931
Mead Johnson Nutrition Co. Class A	349,400	25,492
The Hershey Co.	1,014,500	72,780
The J.M. Smucker Co.	193,900	14,892
		254,680
Household Products - 1.7%
Colgate-Palmolive Co.	500,300	53,712
Kimberly-Clark Corp.	1,046,600	90,960
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - continued
Procter & Gamble Co.	1,337,400	$ 86,316
Reckitt Benckiser Group PLC	275,100	15,126
		246,114
Personal Products - 0.4%
Herbalife Ltd.	1,137,731	62,450
Tobacco - 2.8%
Altria Group, Inc.	1,873,900	67,404
British American Tobacco PLC (United Kingdom)	146,800	7,797
Lorillard, Inc.	772,000	99,310
Philip Morris International, Inc.	2,640,600	241,456
Souza Cruz SA	202,200	2,852
		418,819
TOTAL CONSUMER STAPLES		2,094,765
ENERGY - 5.5%
Energy Equipment & Services - 2.0%
Atwood Oceanics, Inc. (a)	128,800	5,735
Ensco PLC Class A	270,400	14,691
Halliburton Co.	493,200	16,340
National Oilwell Varco, Inc.	1,343,500	97,135
Schlumberger Ltd.	1,886,000	134,396
Seadrill Ltd.	722,500	28,026
		296,323
Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp.	1,223,700	84,974
Apache Corp.	344,100	29,634
Chevron Corp.	794,500	87,061
Concho Resources, Inc. (a)	34,600	2,950
EOG Resources, Inc.	315,200	30,893
Hess Corp.	153,700	7,248
Marathon Petroleum Corp.	625,400	29,581
Noble Energy, Inc.	31,100	2,719
Occidental Petroleum Corp.	1,164,000	101,303
Peabody Energy Corp.	787,800	16,449
Pioneer Natural Resources Co.	438,300	38,847
Plains Exploration & Production Co. (a)	1,762,200	70,418
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
SM Energy Co.	439,000	$ 20,673
Valero Energy Corp.	117,100	3,220
		525,970
TOTAL ENERGY		822,293
FINANCIALS - 1.9%
Capital Markets - 0.4%
KKR & Co. LP	623,200	8,719
Morgan Stanley	3,653,912	49,912
		58,631
Commercial Banks - 0.2%
ICICI Bank Ltd.	666,777	11,486
Wells Fargo & Co.	366,800	12,402
		23,888
Consumer Finance - 0.3%
Discover Financial Services	1,163,600	41,843
Diversified Financial Services - 0.9%
Citigroup, Inc.	3,352,420	90,951
JPMorgan Chase & Co.	1,283,400	46,202
		137,153
Real Estate Management & Development - 0.1%
Parsvnath Developers Ltd. (a)(e)	21,771,340	15,302
TOTAL FINANCIALS		276,817
HEALTH CARE - 9.3%
Biotechnology - 4.5%
Alexion Pharmaceuticals, Inc. (a)	665,000	69,725
Alkermes PLC (a)	917,100	17,049
Alnylam Pharmaceuticals, Inc. (a)	324,500	6,065
Amgen, Inc.	346,300	28,604
ARIAD Pharmaceuticals, Inc. (a)	1,698,200	32,487
Biogen Idec, Inc. (a)	894,800	130,489
BioMarin Pharmaceutical, Inc. (a)	107,500	4,224
Clovis Oncology, Inc.	195,300	3,455
Exelixis, Inc. (a)	3,425,500	21,409
Gilead Sciences, Inc. (a)	2,463,300	133,831
Grifols SA (a)	95,600	2,981
Grifols SA ADR	38,200	853
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Ironwood Pharmaceuticals, Inc. Class A (a)	473,000	$ 6,088
Medivation, Inc. (a)	149,500	14,905
Merrimack Pharmaceuticals, Inc.	265,000	2,112
Merrimack Pharmaceuticals, Inc. (f)	2,142,858	15,371
ONYX Pharmaceuticals, Inc. (a)	256,300	19,215
Regeneron Pharmaceuticals, Inc. (a)	297,100	40,005
Spectrum Pharmaceuticals, Inc. (a)(d)	1,347,100	18,846
Theravance, Inc. (a)	437,314	12,739
Vertex Pharmaceuticals, Inc. (a)	1,669,800	81,002
ZIOPHARM Oncology, Inc. (a)	721,728	4,063
		665,518
Health Care Equipment & Supplies - 1.0%
Align Technology, Inc. (a)	919,500	31,226
Baxter International, Inc.	132,600	7,758
Covidien PLC	215,000	12,014
Insulet Corp. (a)	310,600	6,075
Intuitive Surgical, Inc. (a)	44,400	21,379
The Cooper Companies, Inc.	730,272	54,960
William Demant Holding A/S (a)	126,000	11,906
		145,318
Health Care Providers & Services - 1.2%
Apollo Hospitals Enterprise Ltd.	649,448	7,366
Catamaran Corp. (a)	102,300	8,689
Express Scripts Holding Co. (a)	2,168,727	125,656
McKesson Corp.	479,144	43,473
		185,184
Health Care Technology - 0.1%
athenahealth, Inc. (a)(d)	154,575	14,144
Pharmaceuticals - 2.5%
Abbott Laboratories	244,100	16,186
Allergan, Inc.	126,100	10,349
AVANIR Pharmaceuticals Class A (a)	2,885,556	8,253
Bristol-Myers Squibb Co.	2,435,100	86,690
Elan Corp. PLC sponsored ADR (a)	2,445,600	28,247
Eli Lilly & Co.	375,600	16,538
Johnson & Johnson	930,440	64,405
Merck & Co., Inc.	101,200	4,470
Pfizer, Inc.	1,839,600	44,224
Questcor Pharmaceuticals, Inc. (a)(d)	457,619	16,872
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Salix Pharmaceuticals Ltd. (a)	446,500	$ 20,012
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,073,200	51,153
		367,399
TOTAL HEALTH CARE		1,377,563
INDUSTRIALS - 8.5%
Aerospace & Defense - 2.8%
Honeywell International, Inc.	762,700	44,275
Precision Castparts Corp.	594,500	92,480
The Boeing Co.	2,057,200	152,048
United Technologies Corp.	1,767,400	131,565
		420,368
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. Class B	1,591,000	120,296
Airlines - 0.3%
United Continental Holdings, Inc. (a)	2,038,600	38,509
Building Products - 0.3%
Armstrong World Industries, Inc.	692,100	26,750
Owens Corning (a)	347,800	9,342
		36,092
Commercial Services & Supplies - 0.0%
Swisher Hygiene, Inc. (a)	2,095,491	3,790
Construction & Engineering - 0.2%
Foster Wheeler AG (a)	250,000	4,510
Quanta Services, Inc. (a)	961,400	22,103
		26,613
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	290,500	14,667
Danaher Corp.	2,579,900	136,245
General Electric Co.	1,505,100	31,231
		182,143
Machinery - 1.8%
Caterpillar, Inc.	794,100	66,871
Cummins, Inc.	497,000	47,662
Illinois Tool Works, Inc.	256,300	13,927
Ingersoll-Rand PLC	1,293,700	54,866
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Joy Global, Inc.	1,506,700	$ 78,258
Manitowoc Co., Inc.	693,700	8,324
		269,908
Professional Services - 0.1%
Qualicorp SA (a)	836,000	7,445
Road & Rail - 0.9%
Canadian Pacific	390,000	31,699
Norfolk Southern Corp.	60,500	4,480
Union Pacific Corp.	787,000	96,494
		132,673
Trading Companies & Distributors - 0.1%
H&E Equipment Services, Inc. (a)	463,290	6,542
Mills Estruturas e Servicos de Engenharia SA	827,400	11,156
		17,698
TOTAL INDUSTRIALS		1,255,535
INFORMATION TECHNOLOGY - 36.8%
Communications Equipment - 2.5%
Finisar Corp. (a)	613,500	7,626
Juniper Networks, Inc. (a)	1,887,500	33,088
Motorola Solutions, Inc.	208,700	10,089
Palo Alto Networks, Inc.	18,300	1,046
QUALCOMM, Inc.	5,298,100	316,191
		368,040
Computers & Peripherals - 11.5%
Apple, Inc.	2,533,200	1,547,175
EMC Corp. (a)	2,121,200	55,597
Fusion-io, Inc. (a)	692,400	13,239
Gemalto NV	363,932	27,892
NetApp, Inc. (a)	1,903,000	62,171
		1,706,074
Internet Software & Services - 7.9%
Akamai Technologies, Inc. (a)	1,556,600	54,761
Baidu.com, Inc. sponsored ADR (a)	386,000	46,521
Dropbox, Inc. (f)	1,003,814	9,084
eBay, Inc. (a)	2,122,700	94,036
Facebook, Inc.:
Class A (d)	1,256,300	27,274
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc.: - continued
Class B (a)(f)	636,167	$ 12,430
Google, Inc. Class A (a)	1,255,867	794,926
IAC/InterActiveCorp	587,700	30,919
LinkedIn Corp. (a)	151,100	15,510
SINA Corp. (a)(d)	393,992	17,891
Tencent Holdings Ltd.	496,000	14,826
Yahoo!, Inc. (a)	3,051,200	48,331
		1,166,509
IT Services - 3.2%
Cognizant Technology Solutions Corp. Class A (a)	1,643,500	93,301
EPAM Systems, Inc.	303,400	4,867
IBM Corp.	36,100	7,075
MasterCard, Inc. Class A	457,200	199,600
Maximus, Inc.	96,200	4,858
Teradata Corp. (a)	269,100	18,197
The Western Union Co.	433,100	7,549
Visa, Inc. Class A	1,103,500	142,429
		477,876
Semiconductors & Semiconductor Equipment - 5.7%
Altera Corp.	2,107,500	74,711
ASML Holding NV	227,100	13,058
Avago Technologies Ltd.	2,168,600	80,238
Broadcom Corp. Class A	6,636,700	224,851
Cirrus Logic, Inc. (a)	1,162,528	42,746
Cree, Inc. (a)	768,200	18,398
Freescale Semiconductor Holdings I Ltd. (a)	5,697,958	60,797
Mellanox Technologies Ltd. (a)	380,700	39,920
NVIDIA Corp. (a)	7,619,673	103,170
NXP Semiconductors NV (a)	7,331,835	165,626
Samsung Electronics Co. Ltd.	7,550	8,741
Skyworks Solutions, Inc. (a)	516,400	14,939
		847,195
Software - 6.0%
Activision Blizzard, Inc.	2,939,000	35,356
Check Point Software Technologies Ltd. (a)	1,030,400	50,047
Citrix Systems, Inc. (a)	1,550,100	112,661
Guidewire Software, Inc.	248,300	6,371
Informatica Corp. (a)	437,700	12,917
Jive Software, Inc.	533,500	10,686
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp.	9,327,700	$ 274,887
Oracle Corp.	2,392,100	72,241
QLIK Technologies, Inc. (a)	767,063	15,341
Red Hat, Inc. (a)	1,020,700	54,771
salesforce.com, Inc. (a)	1,341,665	166,849
ServiceNow, Inc.	36,400	983
Splunk, Inc. (d)	196,000	5,762
VMware, Inc. Class A (a)	771,500	70,021
		888,893
TOTAL INFORMATION TECHNOLOGY		5,454,587
MATERIALS - 2.4%
Chemicals - 2.2%
Albemarle Corp.	856,400	49,860
CF Industries Holdings, Inc.	178,000	34,845
E.I. du Pont de Nemours & Co.	1,225,400	60,902
Eastman Chemical Co.	169,100	8,841
LyondellBasell Industries NV Class A	1,211,700	53,957
Monsanto Co.	763,800	65,397
PetroLogistics LP	883,200	10,916
Sherwin-Williams Co.	165,000	22,168
Westlake Chemical Corp. (d)	417,500	24,783
		331,669
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A	439,500	25,588
TOTAL MATERIALS		357,257
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	3,330,000	14,519
Vodafone Group PLC sponsored ADR	407,300	11,710
		26,229
TOTAL COMMON STOCKS (Cost $11,025,400)		14,721,702
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Volkswagen AG	469,300	$ 80,262
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $52,053)		80,262
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.17% (b)	12,339,372	12,339
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	173,924,939	173,925
TOTAL MONEY MARKET FUNDS (Cost $186,264)		186,264
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $11,263,717)		14,988,228
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(168,514)
NET ASSETS - 100%		$ 14,819,714
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,885,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 9,084
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 15,909
Merrimack Pharmaceuticals, Inc.	3/31/11	$ 15,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 55
Fidelity Securities Lending Cash Central Fund	3,357
Total	$ 3,412
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parsvnath Developers Ltd.	$ 22,924	$ -	$ -	$ -	$ 15,302
Spectrum Pharmaceuticals, Inc.	-	42,886	19,181	-	-
Total	$ 22,924	$ 42,886	$ 19,181	$ -	$ 15,302
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,136,918	$ 3,136,918	$ -	$ -
Consumer Staples	2,094,765	2,060,093	34,672	-
Energy	822,293	822,293	-	-
Financials	276,817	265,331	11,486	-
Health Care	1,377,563	1,362,192	15,371	-
Industrials	1,255,535	1,251,745	3,790	-
Information Technology	5,454,587	5,433,073	12,430	9,084
Materials	357,257	357,257	-	-
Telecommunication Services	26,229	26,229	-	-
Money Market Funds	186,264	186,264	-	-
Total Investments in Securities:	$ 14,988,228	$ 14,901,395	$ 77,749	$ 9,084

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $165,637) - See accompanying schedule: Unaffiliated issuers (cost $11,046,602)	$ 14,786,662
Fidelity Central Funds (cost $186,264)	186,264
Other affiliated issuers (cost $30,851)	15,302
Total Investments (cost $11,263,717)		$ 14,988,228
Foreign currency held at value (cost $2,675)		2,675
Receivable for investments sold		203,022
Receivable for fund shares sold		32,067
Dividends receivable		3,803
Distributions receivable from Fidelity Central Funds		286
Other receivables		749
Total assets		15,230,830

Liabilities
Payable to custodian bank	$ 6
Payable for investments purchased	187,368
Payable for fund shares redeemed	40,039
Accrued management fee	7,123
Other affiliated payables	2,028
Other payables and accrued expenses	627
Collateral on securities loaned, at value	173,925
Total liabilities		411,116

Net Assets		$ 14,819,714
Net Assets consist of:
Paid in capital		$ 11,168,136
Undistributed net investment income		10,385
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,290)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,724,483
Net Assets		$ 14,819,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2012

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($10,595,343 ÷ 223,607 shares)	$ 47.38

Class K: Net Asset Value, offering price and redemption price per share ($2,467,455 ÷ 51,991 shares)	$ 47.46

Class F: Net Asset Value, offering price and redemption price per share ($1,756,916 ÷ 36,980 shares)	$ 47.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends		$ 150,681
Interest		1
Income from Fidelity Central Funds		3,412
Total income		154,094

Expenses
Management fee Basic fee	$ 77,977
Performance adjustment	15,095
Transfer agent fees	23,533
Accounting and security lending fees	1,491
Custodian fees and expenses	585
Independent trustees' compensation	94
Registration fees	252
Audit	101
Legal	53
Interest	6
Miscellaneous	142
Total expenses before reductions	119,329
Expense reductions	(618)	118,711
Net investment income (loss)		35,383
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(32,788)
Other affiliated issuers	(4,301)
Foreign currency transactions	(342)
Total net realized gain (loss)		(37,431)
Change in net unrealized appreciation (depreciation) on: Investment securities	271,818
Assets and liabilities in foreign currencies	(29)
Total change in net unrealized appreciation (depreciation)		271,789
Net gain (loss)		234,358
Net increase (decrease) in net assets resulting from operations		$ 269,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 35,383	$ (4,517)
Net realized gain (loss)	(37,431)	1,562,158
Change in net unrealized appreciation (depreciation)	271,789	1,651,657
Net increase (decrease) in net assets resulting from operations	269,741	3,209,298
Distributions to shareholders from net investment income	(15,666)	(2,405)
Distributions to shareholders from net realized gain	(480,841)	(12,451)
Total distributions	(496,507)	(14,856)
Share transactions - net increase (decrease)	656,032	(352,214)
Total increase (decrease) in net assets	429,266	2,842,228

Net Assets
Beginning of period	14,390,448	11,548,220
End of period (including undistributed net investment income of $10,385 and accumulated net investment loss of $7,667, respectively)	$ 14,819,714	$ 14,390,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 48.17	$ 37.63	$ 31.97	$ 39.06	$ 46.88
Income from Investment Operations
Net investment income (loss) B	.10	(.03)	.04	.27	.35
Net realized and unrealized gain (loss)	.75	10.61	5.80	(6.36)	(2.89)
Total from investment operations	.85	10.58	5.84	(6.09)	(2.54)
Distributions from net investment income	(.04)	(.00) F, G	(.18)	(.29)	(.33)
Distributions from net realized gain	(1.60)	(.04) F	-	(.71)	(4.95)
Total distributions	(1.64)	(.04)	(.18)	(1.00)	(5.28)
Net asset value, end of period	$ 47.38	$ 48.17	$ 37.63	$ 31.97	$ 39.06
Total Return A	2.27%	28.12%	18.29%	(15.85)%	(6.30)%
Ratios to Average Net Assets C, E
Expenses before reductions	.90%	.94%	.94%	.76%	.58%
Expenses net of fee waivers, if any	.90%	.94%	.94%	.76%	.58%
Expenses net of all reductions	.89%	.92%	.93%	.76%	.57%
Net investment income (loss)	.21%	(.06)%	.10%	.93%	.81%
Supplemental Data
Net assets, end of period (in millions)	$ 10,595	$ 12,024	$ 10,295	$ 9,691	$ 13,349
Portfolio turnover rate D	95%	132%	135%	134%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The amount shown reflects certain reclassifications related to book to tax differences.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 48.21	$ 37.66	$ 32.01	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.17	.05	.11	.32	.10
Net realized and unrealized gain (loss)	.75	10.62	5.79	(6.33)	(2.84)
Total from investment operations	.92	10.67	5.90	(6.01)	(2.74)
Distributions from net investment income	(.08)	(.05) I	(.25)	(.34)	-
Distributions from net realized gain	(1.60)	(.07) I	-	(.71)	-
Total distributions	(1.67) J	(.12)	(.25)	(1.05)	-
Net asset value, end of period	$ 47.46	$ 48.21	$ 37.66	$ 32.01	$ 39.07
Total Return B, C	2.43%	28.37%	18.48%	(15.61)%	(6.55)%
Ratios to Average Net Assets E, H
Expenses before reductions	.74%	.77%	.75%	.53%	.41% A
Expenses net of fee waivers, if any	.74%	.77%	.75%	.53%	.41% A
Expenses net of all reductions	.73%	.76%	.74%	.52%	.41% A
Net investment income (loss)	.37%	.11%	.30%	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,467,455	$ 1,454,854	$ 931,601	$ 590,673	$ 93
Portfolio turnover rate F	95%	132%	135%	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

J Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 48.24	$ 37.69	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.19	.07	.13	- I
Net realized and unrealized gain (loss)	.76	10.61	5.80	2.82
Total from investment operations	.95	10.68	5.93	2.82
Distributions from net investment income	(.08)	(.06) J	(.22)	-
Distributions from net realized gain	(1.60)	(.08) J	-	-
Total distributions	(1.68)	(.13) K	(.22)	-
Net asset value, end of period	$ 47.51	$ 48.24	$ 37.69	$ 31.98
Total Return B, C	2.49%	28.41%	18.59%	9.67%
Ratios to Average Net Assets E, H
Expenses before reductions	.69%	.72%	.70%	.51% A
Expenses net of fee waivers, if any	.69%	.72%	.70%	.51% A
Expenses net of all reductions	.68%	.71%	.68%	.51% A
Net investment income (loss)	.42%	.16%	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,756,916	$ 911,556	$ 321,409	$ 261
Portfolio turnover rate F	95%	132%	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.076 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,132,802
Gross unrealized depreciation	(484,426)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,648,376

Tax Cost	$ 11,339,852

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,887
Capital loss carryforward	$ (7,155)
Net unrealized appreciation (depreciation)	$ 3,648,348

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
No expiration
Short-term	$ (7,155)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 15,666	$ 2,405
Long-term Capital Gains	480,841	12,451
Total	$ 496,507	$ 14,856

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,550,160 and $13,321,571, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 22,565.21
Class K	968.05
	$ 23,533

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $353 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,697.35%		$ 6

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $39 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,016. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,357, including $95 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $618 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Blue Chip Growth	$ 10,644	$ 670
Class K	2,860	1,165
Class F	2,162	570
Total	$ 15,666	$ 2,405
From net realized gain
Blue Chip Growth	$ 397,250	$ 9,690
Class K	51,295	1,750
Class F	32,296	1,011
Total	$ 480,841	$ 12,451

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Blue Chip Growth
Shares sold	42,825	42,281	$ 1,970,082	$ 1,904,203
Reinvestment of distributions	9,668	232	399,689	10,166
Shares redeemed	(78,498)	(66,514)	(3,530,347)	(2,974,498)
Net increase (decrease)	(26,005)	(24,001)	$ (1,160,576)	$ (1,060,129)
Class K
Shares sold	29,866	13,902	$ 1,366,770	$ 625,856
Reinvestment of distributions	1,309	70	54,155	2,916
Shares redeemed	(9,363)	(8,528)	(426,597)	(379,087)
Net increase (decrease)	21,812	5,444	$ 994,328	$ 249,685
Class F
Shares sold	19,170	12,501	$ 873,960	$ 558,704
Reinvestment of distributions	832	38	34,458	1,580
Shares redeemed	(1,918)	(2,171)	(86,138)	(102,054)
Net increase (decrease)	18,084	10,368	$ 822,280	$ 458,230

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Adviser Freedom Funds, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record in the aggregate of approximately 25% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Blue Chip Growth designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Blue Chip Growth designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class K and the retail class show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

BCF-UANN-0912
1.789244.109

Fidelity®

Blue Chip Growth

Fund -
Class F

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class F A	2.49%	4.25%	6.23%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class F on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Class F shares rose 2.49%, trailing the 8.26% gain of the Russell 1000® Growth Index. Picks in the food, beverage and tobacco segment of consumer staples hurt, primarily due to the fund's overweighted position in Green Mountain Coffee Roasters, by far the largest relative detractor. Investors began to worry that the maker of Keurig® single-cup coffee systems wouldn't be able to sustain its rapid growth, the company couldn't consistently meet expectations and some well-known hedge fund managers were openly critical about the stock. In May, Green Mountain overestimated the amount of demand for its products and reduced its revenue and earnings expectations. Leading U.S. coal producer Alpha Natural Resources - sold from the fund by period end - detracted, as did the fund's investments in foreign stocks, driven in part by a stronger U.S. dollar. Info tech was a bright spot, where overweighting giant Apple - by far the fund's largest holding - made the biggest overall contribution. Continued strong sales of the company's iPhone® 4S smartphone, personal computers and iPad® tablets boosted Apple's stock. Elsewhere, Hong Kong-based handbag maker Michael Kors Holdings was lifted by significant growth of its retail stores.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Blue Chip Growth	.88%
Actual		$ 1,000.00	$ 1,046.40	$ 4.48
Hypothetical A		$ 1,000.00	$ 1,020.49	$ 4.42
Class K	.73%
Actual		$ 1,000.00	$ 1,047.50	$ 3.72
Hypothetical A		$ 1,000.00	$ 1,021.23	$ 3.67
Class F	.68%
Actual		$ 1,000.00	$ 1,047.60	$ 3.46
Hypothetical A		$ 1,000.00	$ 1,021.48	$ 3.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.4	9.8
Google, Inc. Class A	5.4	4.5
Amazon.com, Inc.	2.1	1.7
QUALCOMM, Inc.	2.1	2.1
The Coca-Cola Co.	2.1	1.9
Microsoft Corp.	1.9	1.2
Philip Morris International, Inc.	1.6	1.4
Broadcom Corp. Class A	1.5	1.0
MasterCard, Inc. Class A	1.3	1.1
McDonald's Corp.	1.3	2.2
	29.7
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.8	33.3
Consumer Discretionary	21.1	19.8
Consumer Staples	14.1	11.6
Health Care	9.3	9.5
Industrials	8.5	10.8
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 99.8%		Stocks 100.3%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities)† (0.4)%
* Foreign investments	9.7%	** Foreign investments	11.4%

† Short-term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.6%
Auto Components - 0.3%
Delphi Automotive PLC	605,200	$ 17,182
The Goodyear Tire & Rubber Co. (a)	739,100	8,463
TRW Automotive Holdings Corp. (a)	493,500	19,395
		45,040
Automobiles - 0.7%
Harley-Davidson, Inc.	208,600	9,018
Hyundai Motor Co.	75,033	15,728
Kia Motors Corp.	152,660	10,545
Tesla Motors, Inc. (a)(d)	2,702,754	74,110
		109,401
Hotels, Restaurants & Leisure - 4.6%
Bravo Brio Restaurant Group, Inc. (a)	740,800	13,386
Chipotle Mexican Grill, Inc. (a)	137,700	40,254
Dunkin' Brands Group, Inc.	533,300	16,148
Hyatt Hotels Corp. Class A (a)	316,497	11,251
Jubilant Foodworks Ltd. (a)	216,731	4,387
Las Vegas Sands Corp.	2,200,900	80,157
McDonald's Corp.	2,218,930	198,284
Panera Bread Co. Class A (a)	658,500	103,707
Starbucks Corp.	2,572,800	116,496
Wyndham Worldwide Corp.	340,985	17,748
Yum! Brands, Inc.	1,328,700	86,153
		687,971
Household Durables - 1.1%
Lennar Corp. Class A	1,543,452	45,084
SodaStream International Ltd. (a)	286,400	11,172
Toll Brothers, Inc. (a)	1,176,800	34,327
Whirlpool Corp.	1,143,543	77,258
		167,841
Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	1,356,600	316,495
Expedia, Inc. (d)	1,004,300	57,235
Kayak Software Corp.	15,300	513
Priceline.com, Inc. (a)	170,900	113,091
		487,334
Media - 1.6%
Comcast Corp. Class A	4,174,700	135,886
The Walt Disney Co.	1,706,000	83,833
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner Cable, Inc.	174,500	$ 14,820
Time Warner, Inc.	113,500	4,440
		238,979
Multiline Retail - 1.4%
Dollar General Corp. (a)	636,700	32,478
Dollar Tree, Inc. (a)	329,800	16,602
Dollarama, Inc.	420,234	26,190
JCPenney Co., Inc.	341,700	7,692
Macy's, Inc.	1,977,900	70,888
Target Corp.	883,700	53,596
		207,446
Specialty Retail - 4.4%
American Eagle Outfitters, Inc.	142,800	2,973
AutoZone, Inc. (a)	33,600	12,608
CarMax, Inc. (a)	106,400	2,961
Cia.Hering SA	254,600	5,027
Five Below, Inc.	15,500	455
Foot Locker, Inc.	506,500	16,725
Francescas Holdings Corp. (a)	856,800	26,912
GNC Holdings, Inc.	569,900	21,958
Home Depot, Inc.	2,808,900	146,568
Limited Brands, Inc.	2,769,800	131,704
Lowe's Companies, Inc.	769,500	19,522
Ross Stores, Inc.	516,700	34,330
TJX Companies, Inc.	3,643,580	161,338
Ulta Salon, Cosmetics & Fragrance, Inc.	294,400	24,989
Urban Outfitters, Inc. (a)	1,228,400	37,528
		645,598
Textiles, Apparel & Luxury Goods - 3.2%
Arezzo Industria e Comercio SA	1,681,000	26,390
Brunello Cucinelli SpA	561,900	7,660
Coach, Inc.	745,500	36,776
Fifth & Pacific Companies, Inc. (a)(d)	2,198,511	24,360
Fossil, Inc. (a)	644,319	46,191
lululemon athletica, Inc. (a)	446,180	25,200
Michael Kors Holdings Ltd.	2,825,537	116,666
NIKE, Inc. Class B	858,200	80,113
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	954,900	$ 75,848
Under Armour, Inc. Class A (sub. vtg.) (a)	511,418	27,842
		467,046
TOTAL CONSUMER DISCRETIONARY		3,056,656
CONSUMER STAPLES - 14.1%
Beverages - 4.8%
Anheuser-Busch InBev SA NV ADR	734,800	58,211
Beam, Inc.	285,100	17,927
Constellation Brands, Inc. Class A (sub. vtg.) (a)	366,600	10,342
Diageo PLC sponsored ADR	74,000	7,911
Dr Pepper Snapple Group, Inc.	862,000	39,290
Monster Beverage Corp. (a)	2,184,800	145,224
PepsiCo, Inc.	1,619,800	117,808
SABMiller PLC	181,900	7,863
The Coca-Cola Co.	3,773,800	304,923
		709,499
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	759,900	73,087
CVS Caremark Corp.	2,692,800	121,849
Fresh Market, Inc. (a)	445,100	26,212
Wal-Mart Stores, Inc.	1,262,200	93,946
Whole Foods Market, Inc.	960,000	88,109
		403,203
Food Products - 1.7%
Annie's, Inc. (d)	13,200	538
Calbee, Inc. (d)	386,000	26,875
ConAgra Foods, Inc.	347,800	8,587
DE Master Blenders 1753 NV (a)	821,500	9,520
Green Mountain Coffee Roasters, Inc. (a)(d)	3,782,299	69,065
Kraft Foods, Inc. Class A	678,200	26,931
Mead Johnson Nutrition Co. Class A	349,400	25,492
The Hershey Co.	1,014,500	72,780
The J.M. Smucker Co.	193,900	14,892
		254,680
Household Products - 1.7%
Colgate-Palmolive Co.	500,300	53,712
Kimberly-Clark Corp.	1,046,600	90,960
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - continued
Procter & Gamble Co.	1,337,400	$ 86,316
Reckitt Benckiser Group PLC	275,100	15,126
		246,114
Personal Products - 0.4%
Herbalife Ltd.	1,137,731	62,450
Tobacco - 2.8%
Altria Group, Inc.	1,873,900	67,404
British American Tobacco PLC (United Kingdom)	146,800	7,797
Lorillard, Inc.	772,000	99,310
Philip Morris International, Inc.	2,640,600	241,456
Souza Cruz SA	202,200	2,852
		418,819
TOTAL CONSUMER STAPLES		2,094,765
ENERGY - 5.5%
Energy Equipment & Services - 2.0%
Atwood Oceanics, Inc. (a)	128,800	5,735
Ensco PLC Class A	270,400	14,691
Halliburton Co.	493,200	16,340
National Oilwell Varco, Inc.	1,343,500	97,135
Schlumberger Ltd.	1,886,000	134,396
Seadrill Ltd.	722,500	28,026
		296,323
Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp.	1,223,700	84,974
Apache Corp.	344,100	29,634
Chevron Corp.	794,500	87,061
Concho Resources, Inc. (a)	34,600	2,950
EOG Resources, Inc.	315,200	30,893
Hess Corp.	153,700	7,248
Marathon Petroleum Corp.	625,400	29,581
Noble Energy, Inc.	31,100	2,719
Occidental Petroleum Corp.	1,164,000	101,303
Peabody Energy Corp.	787,800	16,449
Pioneer Natural Resources Co.	438,300	38,847
Plains Exploration & Production Co. (a)	1,762,200	70,418
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
SM Energy Co.	439,000	$ 20,673
Valero Energy Corp.	117,100	3,220
		525,970
TOTAL ENERGY		822,293
FINANCIALS - 1.9%
Capital Markets - 0.4%
KKR & Co. LP	623,200	8,719
Morgan Stanley	3,653,912	49,912
		58,631
Commercial Banks - 0.2%
ICICI Bank Ltd.	666,777	11,486
Wells Fargo & Co.	366,800	12,402
		23,888
Consumer Finance - 0.3%
Discover Financial Services	1,163,600	41,843
Diversified Financial Services - 0.9%
Citigroup, Inc.	3,352,420	90,951
JPMorgan Chase & Co.	1,283,400	46,202
		137,153
Real Estate Management & Development - 0.1%
Parsvnath Developers Ltd. (a)(e)	21,771,340	15,302
TOTAL FINANCIALS		276,817
HEALTH CARE - 9.3%
Biotechnology - 4.5%
Alexion Pharmaceuticals, Inc. (a)	665,000	69,725
Alkermes PLC (a)	917,100	17,049
Alnylam Pharmaceuticals, Inc. (a)	324,500	6,065
Amgen, Inc.	346,300	28,604
ARIAD Pharmaceuticals, Inc. (a)	1,698,200	32,487
Biogen Idec, Inc. (a)	894,800	130,489
BioMarin Pharmaceutical, Inc. (a)	107,500	4,224
Clovis Oncology, Inc.	195,300	3,455
Exelixis, Inc. (a)	3,425,500	21,409
Gilead Sciences, Inc. (a)	2,463,300	133,831
Grifols SA (a)	95,600	2,981
Grifols SA ADR	38,200	853
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Ironwood Pharmaceuticals, Inc. Class A (a)	473,000	$ 6,088
Medivation, Inc. (a)	149,500	14,905
Merrimack Pharmaceuticals, Inc.	265,000	2,112
Merrimack Pharmaceuticals, Inc. (f)	2,142,858	15,371
ONYX Pharmaceuticals, Inc. (a)	256,300	19,215
Regeneron Pharmaceuticals, Inc. (a)	297,100	40,005
Spectrum Pharmaceuticals, Inc. (a)(d)	1,347,100	18,846
Theravance, Inc. (a)	437,314	12,739
Vertex Pharmaceuticals, Inc. (a)	1,669,800	81,002
ZIOPHARM Oncology, Inc. (a)	721,728	4,063
		665,518
Health Care Equipment & Supplies - 1.0%
Align Technology, Inc. (a)	919,500	31,226
Baxter International, Inc.	132,600	7,758
Covidien PLC	215,000	12,014
Insulet Corp. (a)	310,600	6,075
Intuitive Surgical, Inc. (a)	44,400	21,379
The Cooper Companies, Inc.	730,272	54,960
William Demant Holding A/S (a)	126,000	11,906
		145,318
Health Care Providers & Services - 1.2%
Apollo Hospitals Enterprise Ltd.	649,448	7,366
Catamaran Corp. (a)	102,300	8,689
Express Scripts Holding Co. (a)	2,168,727	125,656
McKesson Corp.	479,144	43,473
		185,184
Health Care Technology - 0.1%
athenahealth, Inc. (a)(d)	154,575	14,144
Pharmaceuticals - 2.5%
Abbott Laboratories	244,100	16,186
Allergan, Inc.	126,100	10,349
AVANIR Pharmaceuticals Class A (a)	2,885,556	8,253
Bristol-Myers Squibb Co.	2,435,100	86,690
Elan Corp. PLC sponsored ADR (a)	2,445,600	28,247
Eli Lilly & Co.	375,600	16,538
Johnson & Johnson	930,440	64,405
Merck & Co., Inc.	101,200	4,470
Pfizer, Inc.	1,839,600	44,224
Questcor Pharmaceuticals, Inc. (a)(d)	457,619	16,872
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Salix Pharmaceuticals Ltd. (a)	446,500	$ 20,012
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,073,200	51,153
		367,399
TOTAL HEALTH CARE		1,377,563
INDUSTRIALS - 8.5%
Aerospace & Defense - 2.8%
Honeywell International, Inc.	762,700	44,275
Precision Castparts Corp.	594,500	92,480
The Boeing Co.	2,057,200	152,048
United Technologies Corp.	1,767,400	131,565
		420,368
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. Class B	1,591,000	120,296
Airlines - 0.3%
United Continental Holdings, Inc. (a)	2,038,600	38,509
Building Products - 0.3%
Armstrong World Industries, Inc.	692,100	26,750
Owens Corning (a)	347,800	9,342
		36,092
Commercial Services & Supplies - 0.0%
Swisher Hygiene, Inc. (a)	2,095,491	3,790
Construction & Engineering - 0.2%
Foster Wheeler AG (a)	250,000	4,510
Quanta Services, Inc. (a)	961,400	22,103
		26,613
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	290,500	14,667
Danaher Corp.	2,579,900	136,245
General Electric Co.	1,505,100	31,231
		182,143
Machinery - 1.8%
Caterpillar, Inc.	794,100	66,871
Cummins, Inc.	497,000	47,662
Illinois Tool Works, Inc.	256,300	13,927
Ingersoll-Rand PLC	1,293,700	54,866
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Joy Global, Inc.	1,506,700	$ 78,258
Manitowoc Co., Inc.	693,700	8,324
		269,908
Professional Services - 0.1%
Qualicorp SA (a)	836,000	7,445
Road & Rail - 0.9%
Canadian Pacific	390,000	31,699
Norfolk Southern Corp.	60,500	4,480
Union Pacific Corp.	787,000	96,494
		132,673
Trading Companies & Distributors - 0.1%
H&E Equipment Services, Inc. (a)	463,290	6,542
Mills Estruturas e Servicos de Engenharia SA	827,400	11,156
		17,698
TOTAL INDUSTRIALS		1,255,535
INFORMATION TECHNOLOGY - 36.8%
Communications Equipment - 2.5%
Finisar Corp. (a)	613,500	7,626
Juniper Networks, Inc. (a)	1,887,500	33,088
Motorola Solutions, Inc.	208,700	10,089
Palo Alto Networks, Inc.	18,300	1,046
QUALCOMM, Inc.	5,298,100	316,191
		368,040
Computers & Peripherals - 11.5%
Apple, Inc.	2,533,200	1,547,175
EMC Corp. (a)	2,121,200	55,597
Fusion-io, Inc. (a)	692,400	13,239
Gemalto NV	363,932	27,892
NetApp, Inc. (a)	1,903,000	62,171
		1,706,074
Internet Software & Services - 7.9%
Akamai Technologies, Inc. (a)	1,556,600	54,761
Baidu.com, Inc. sponsored ADR (a)	386,000	46,521
Dropbox, Inc. (f)	1,003,814	9,084
eBay, Inc. (a)	2,122,700	94,036
Facebook, Inc.:
Class A (d)	1,256,300	27,274
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc.: - continued
Class B (a)(f)	636,167	$ 12,430
Google, Inc. Class A (a)	1,255,867	794,926
IAC/InterActiveCorp	587,700	30,919
LinkedIn Corp. (a)	151,100	15,510
SINA Corp. (a)(d)	393,992	17,891
Tencent Holdings Ltd.	496,000	14,826
Yahoo!, Inc. (a)	3,051,200	48,331
		1,166,509
IT Services - 3.2%
Cognizant Technology Solutions Corp. Class A (a)	1,643,500	93,301
EPAM Systems, Inc.	303,400	4,867
IBM Corp.	36,100	7,075
MasterCard, Inc. Class A	457,200	199,600
Maximus, Inc.	96,200	4,858
Teradata Corp. (a)	269,100	18,197
The Western Union Co.	433,100	7,549
Visa, Inc. Class A	1,103,500	142,429
		477,876
Semiconductors & Semiconductor Equipment - 5.7%
Altera Corp.	2,107,500	74,711
ASML Holding NV	227,100	13,058
Avago Technologies Ltd.	2,168,600	80,238
Broadcom Corp. Class A	6,636,700	224,851
Cirrus Logic, Inc. (a)	1,162,528	42,746
Cree, Inc. (a)	768,200	18,398
Freescale Semiconductor Holdings I Ltd. (a)	5,697,958	60,797
Mellanox Technologies Ltd. (a)	380,700	39,920
NVIDIA Corp. (a)	7,619,673	103,170
NXP Semiconductors NV (a)	7,331,835	165,626
Samsung Electronics Co. Ltd.	7,550	8,741
Skyworks Solutions, Inc. (a)	516,400	14,939
		847,195
Software - 6.0%
Activision Blizzard, Inc.	2,939,000	35,356
Check Point Software Technologies Ltd. (a)	1,030,400	50,047
Citrix Systems, Inc. (a)	1,550,100	112,661
Guidewire Software, Inc.	248,300	6,371
Informatica Corp. (a)	437,700	12,917
Jive Software, Inc.	533,500	10,686
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp.	9,327,700	$ 274,887
Oracle Corp.	2,392,100	72,241
QLIK Technologies, Inc. (a)	767,063	15,341
Red Hat, Inc. (a)	1,020,700	54,771
salesforce.com, Inc. (a)	1,341,665	166,849
ServiceNow, Inc.	36,400	983
Splunk, Inc. (d)	196,000	5,762
VMware, Inc. Class A (a)	771,500	70,021
		888,893
TOTAL INFORMATION TECHNOLOGY		5,454,587
MATERIALS - 2.4%
Chemicals - 2.2%
Albemarle Corp.	856,400	49,860
CF Industries Holdings, Inc.	178,000	34,845
E.I. du Pont de Nemours & Co.	1,225,400	60,902
Eastman Chemical Co.	169,100	8,841
LyondellBasell Industries NV Class A	1,211,700	53,957
Monsanto Co.	763,800	65,397
PetroLogistics LP	883,200	10,916
Sherwin-Williams Co.	165,000	22,168
Westlake Chemical Corp. (d)	417,500	24,783
		331,669
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A	439,500	25,588
TOTAL MATERIALS		357,257
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	3,330,000	14,519
Vodafone Group PLC sponsored ADR	407,300	11,710
		26,229
TOTAL COMMON STOCKS (Cost $11,025,400)		14,721,702
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Volkswagen AG	469,300	$ 80,262
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $52,053)		80,262
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.17% (b)	12,339,372	12,339
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	173,924,939	173,925
TOTAL MONEY MARKET FUNDS (Cost $186,264)		186,264
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $11,263,717)		14,988,228
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(168,514)
NET ASSETS - 100%		$ 14,819,714
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,885,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 9,084
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 15,909
Merrimack Pharmaceuticals, Inc.	3/31/11	$ 15,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 55
Fidelity Securities Lending Cash Central Fund	3,357
Total	$ 3,412
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parsvnath Developers Ltd.	$ 22,924	$ -	$ -	$ -	$ 15,302
Spectrum Pharmaceuticals, Inc.	-	42,886	19,181	-	-
Total	$ 22,924	$ 42,886	$ 19,181	$ -	$ 15,302
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,136,918	$ 3,136,918	$ -	$ -
Consumer Staples	2,094,765	2,060,093	34,672	-
Energy	822,293	822,293	-	-
Financials	276,817	265,331	11,486	-
Health Care	1,377,563	1,362,192	15,371	-
Industrials	1,255,535	1,251,745	3,790	-
Information Technology	5,454,587	5,433,073	12,430	9,084
Materials	357,257	357,257	-	-
Telecommunication Services	26,229	26,229	-	-
Money Market Funds	186,264	186,264	-	-
Total Investments in Securities:	$ 14,988,228	$ 14,901,395	$ 77,749	$ 9,084

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $165,637) - See accompanying schedule: Unaffiliated issuers (cost $11,046,602)	$ 14,786,662
Fidelity Central Funds (cost $186,264)	186,264
Other affiliated issuers (cost $30,851)	15,302
Total Investments (cost $11,263,717)		$ 14,988,228
Foreign currency held at value (cost $2,675)		2,675
Receivable for investments sold		203,022
Receivable for fund shares sold		32,067
Dividends receivable		3,803
Distributions receivable from Fidelity Central Funds		286
Other receivables		749
Total assets		15,230,830

Liabilities
Payable to custodian bank	$ 6
Payable for investments purchased	187,368
Payable for fund shares redeemed	40,039
Accrued management fee	7,123
Other affiliated payables	2,028
Other payables and accrued expenses	627
Collateral on securities loaned, at value	173,925
Total liabilities		411,116

Net Assets		$ 14,819,714
Net Assets consist of:
Paid in capital		$ 11,168,136
Undistributed net investment income		10,385
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,290)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,724,483
Net Assets		$ 14,819,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2012

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($10,595,343 ÷ 223,607 shares)	$ 47.38

Class K: Net Asset Value, offering price and redemption price per share ($2,467,455 ÷ 51,991 shares)	$ 47.46

Class F: Net Asset Value, offering price and redemption price per share ($1,756,916 ÷ 36,980 shares)	$ 47.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends		$ 150,681
Interest		1
Income from Fidelity Central Funds		3,412
Total income		154,094

Expenses
Management fee Basic fee	$ 77,977
Performance adjustment	15,095
Transfer agent fees	23,533
Accounting and security lending fees	1,491
Custodian fees and expenses	585
Independent trustees' compensation	94
Registration fees	252
Audit	101
Legal	53
Interest	6
Miscellaneous	142
Total expenses before reductions	119,329
Expense reductions	(618)	118,711
Net investment income (loss)		35,383
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(32,788)
Other affiliated issuers	(4,301)
Foreign currency transactions	(342)
Total net realized gain (loss)		(37,431)
Change in net unrealized appreciation (depreciation) on: Investment securities	271,818
Assets and liabilities in foreign currencies	(29)
Total change in net unrealized appreciation (depreciation)		271,789
Net gain (loss)		234,358
Net increase (decrease) in net assets resulting from operations		$ 269,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 35,383	$ (4,517)
Net realized gain (loss)	(37,431)	1,562,158
Change in net unrealized appreciation (depreciation)	271,789	1,651,657
Net increase (decrease) in net assets resulting from operations	269,741	3,209,298
Distributions to shareholders from net investment income	(15,666)	(2,405)
Distributions to shareholders from net realized gain	(480,841)	(12,451)
Total distributions	(496,507)	(14,856)
Share transactions - net increase (decrease)	656,032	(352,214)
Total increase (decrease) in net assets	429,266	2,842,228

Net Assets
Beginning of period	14,390,448	11,548,220
End of period (including undistributed net investment income of $10,385 and accumulated net investment loss of $7,667, respectively)	$ 14,819,714	$ 14,390,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 48.17	$ 37.63	$ 31.97	$ 39.06	$ 46.88
Income from Investment Operations
Net investment income (loss) B	.10	(.03)	.04	.27	.35
Net realized and unrealized gain (loss)	.75	10.61	5.80	(6.36)	(2.89)
Total from investment operations	.85	10.58	5.84	(6.09)	(2.54)
Distributions from net investment income	(.04)	(.00) F, G	(.18)	(.29)	(.33)
Distributions from net realized gain	(1.60)	(.04) F	-	(.71)	(4.95)
Total distributions	(1.64)	(.04)	(.18)	(1.00)	(5.28)
Net asset value, end of period	$ 47.38	$ 48.17	$ 37.63	$ 31.97	$ 39.06
Total Return A	2.27%	28.12%	18.29%	(15.85)%	(6.30)%
Ratios to Average Net Assets C, E
Expenses before reductions	.90%	.94%	.94%	.76%	.58%
Expenses net of fee waivers, if any	.90%	.94%	.94%	.76%	.58%
Expenses net of all reductions	.89%	.92%	.93%	.76%	.57%
Net investment income (loss)	.21%	(.06)%	.10%	.93%	.81%
Supplemental Data
Net assets, end of period (in millions)	$ 10,595	$ 12,024	$ 10,295	$ 9,691	$ 13,349
Portfolio turnover rate D	95%	132%	135%	134%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The amount shown reflects certain reclassifications related to book to tax differences.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 48.21	$ 37.66	$ 32.01	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.17	.05	.11	.32	.10
Net realized and unrealized gain (loss)	.75	10.62	5.79	(6.33)	(2.84)
Total from investment operations	.92	10.67	5.90	(6.01)	(2.74)
Distributions from net investment income	(.08)	(.05) I	(.25)	(.34)	-
Distributions from net realized gain	(1.60)	(.07) I	-	(.71)	-
Total distributions	(1.67) J	(.12)	(.25)	(1.05)	-
Net asset value, end of period	$ 47.46	$ 48.21	$ 37.66	$ 32.01	$ 39.07
Total Return B, C	2.43%	28.37%	18.48%	(15.61)%	(6.55)%
Ratios to Average Net Assets E, H
Expenses before reductions	.74%	.77%	.75%	.53%	.41% A
Expenses net of fee waivers, if any	.74%	.77%	.75%	.53%	.41% A
Expenses net of all reductions	.73%	.76%	.74%	.52%	.41% A
Net investment income (loss)	.37%	.11%	.30%	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,467,455	$ 1,454,854	$ 931,601	$ 590,673	$ 93
Portfolio turnover rate F	95%	132%	135%	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

J Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 48.24	$ 37.69	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.19	.07	.13	- I
Net realized and unrealized gain (loss)	.76	10.61	5.80	2.82
Total from investment operations	.95	10.68	5.93	2.82
Distributions from net investment income	(.08)	(.06) J	(.22)	-
Distributions from net realized gain	(1.60)	(.08) J	-	-
Total distributions	(1.68)	(.13) K	(.22)	-
Net asset value, end of period	$ 47.51	$ 48.24	$ 37.69	$ 31.98
Total Return B, C	2.49%	28.41%	18.59%	9.67%
Ratios to Average Net Assets E, H
Expenses before reductions	.69%	.72%	.70%	.51% A
Expenses net of fee waivers, if any	.69%	.72%	.70%	.51% A
Expenses net of all reductions	.68%	.71%	.68%	.51% A
Net investment income (loss)	.42%	.16%	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,756,916	$ 911,556	$ 321,409	$ 261
Portfolio turnover rate F	95%	132%	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.076 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,132,802
Gross unrealized depreciation	(484,426)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,648,376

Tax Cost	$ 11,339,852

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,887
Capital loss carryforward	$ (7,155)
Net unrealized appreciation (depreciation)	$ 3,648,348

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
No expiration
Short-term	$ (7,155)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 15,666	$ 2,405
Long-term Capital Gains	480,841	12,451
Total	$ 496,507	$ 14,856

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,550,160 and $13,321,571, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 22,565.21
Class K	968.05
	$ 23,533

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $353 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,697.35%		$ 6

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $39 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,016. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,357, including $95 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $618 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Blue Chip Growth	$ 10,644	$ 670
Class K	2,860	1,165
Class F	2,162	570
Total	$ 15,666	$ 2,405
From net realized gain
Blue Chip Growth	$ 397,250	$ 9,690
Class K	51,295	1,750
Class F	32,296	1,011
Total	$ 480,841	$ 12,451

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Blue Chip Growth
Shares sold	42,825	42,281	$ 1,970,082	$ 1,904,203
Reinvestment of distributions	9,668	232	399,689	10,166
Shares redeemed	(78,498)	(66,514)	(3,530,347)	(2,974,498)
Net increase (decrease)	(26,005)	(24,001)	$ (1,160,576)	$ (1,060,129)
Class K
Shares sold	29,866	13,902	$ 1,366,770	$ 625,856
Reinvestment of distributions	1,309	70	54,155	2,916
Shares redeemed	(9,363)	(8,528)	(426,597)	(379,087)
Net increase (decrease)	21,812	5,444	$ 994,328	$ 249,685
Class F
Shares sold	19,170	12,501	$ 873,960	$ 558,704
Reinvestment of distributions	832	38	34,458	1,580
Shares redeemed	(1,918)	(2,171)	(86,138)	(102,054)
Net increase (decrease)	18,084	10,368	$ 822,280	$ 458,230

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Adviser Freedom Funds, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record in the aggregate of approximately 25% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class K and the retail class show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

BCF-F-ANN-0912
1.891663.103

Fidelity®

OTC

Portfolio -
Class K

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class KA	-2.80%	4.23%	9.59%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® OTC Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio - Class K on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.89%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Gavin Baker, Portfolio Manager of Fidelity® OTC Portfolio: For the year, the fund's Class K shares returned -2.80%, considerably behind the Nasdaq Composite Index. Versus the index, the fund was primarily hurt by stock picking in health care, the food/beverage/tobacco segment of consumer staples, and telecommunication services. Green Mountain Coffee Roasters was the biggest individual detractor. Ballooning retailer inventories of the company's popular Keurig K-Cup® single-serving coffee packets, due in part to slackening overall demand for K-Cups®, was one factor hampering the stock. Performance also suffered because of a large overweighting in NII Holdings, a provider of cellular handsets and wireless service across Latin America, and a sizable out-of-benchmark stake in Accretive Health, which provides revenue-enhancement services and software for hospitals. Conversely, stock picking in the semiconductors/semiconductor equipment segment of information technology bolstered performance. One standout was Mellanox Technologies. This supplier of InfiniBand® interconnect technology for the server market blew away its financial guidance in April and July, causing its shares to surge higher. Apple also was a key contributor, riding robust sales of its iPhone® smartphone and iPad® tablet device.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
OTC	.83%
Actual		$ 1,000.00	$ 977.20	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,020.74	$ 4.17
Class K	.71%
Actual		$ 1,000.00	$ 978.10	$ 3.49
HypotheticalA		$ 1,000.00	$ 1,021.33	$ 3.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	13.4	13.3
Google, Inc. Class A	8.0	5.8
Microsoft Corp.	5.7	3.9
NVIDIA Corp.	4.6	2.6
Questcor Pharmaceuticals, Inc.	3.2	2.6
Amazon.com, Inc.	2.8	2.1
Costco Wholesale Corp.	2.3	0.0
Tesla Motors, Inc.	2.0	1.9
Oracle Corp.	2.0	2.6
Accretive Health, Inc.	1.9	3.5
	45.9
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	55.9	55.9
Consumer Discretionary	14.8	15.9
Health Care	13.8	14.3
Consumer Staples	4.7	3.1
Financials	3.0	2.1
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks 100.1%		Stocks 100.2%
	Short-Term Investments and Net Other Assets (Liabilities)† (0.1)%		Short-Term Investments and Net Other Assets (Liabilities)† (0.2)%
* Foreign investments	10.2%	** Foreign investments	11.6%

† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 0.0%
Amerigon, Inc. (a)	226,600	$ 2,549
Gentex Corp.	19,200	307
		2,856
Automobiles - 2.0%
Tesla Motors, Inc. (a)(d)	5,204,164	142,698
Volkswagen AG sponsored ADR	15,600	497
		143,195
Hotels, Restaurants & Leisure - 1.0%
Bravo Brio Restaurant Group, Inc. (a)	543,625	9,823
Chipotle Mexican Grill, Inc. (a)	65,400	19,118
Dunkin' Brands Group, Inc.	37,400	1,132
Las Vegas Sands Corp.	9,200	335
Starbucks Corp.	860,700	38,972
Texas Roadhouse, Inc. Class A	37,625	651
		70,031
Household Durables - 1.3%
D.R. Horton, Inc.	2,427,400	42,795
iRobot Corp. (a)	19,993	455
Lennar Corp. Class A	28,000	818
PulteGroup, Inc. (a)	80,100	905
SodaStream International Ltd. (a)(d)	228,258	8,904
Toll Brothers, Inc. (a)	1,246,100	36,349
		90,226
Internet & Catalog Retail - 3.4%
Amazon.com, Inc. (a)	861,296	200,940
ASOS PLC (a)	16,200	460
Groupon, Inc. Class A (a)(d)	1,390,500	9,261
Ocado Group PLC (a)	276,465	321
Start Today Co. Ltd. (d)	2,507,400	33,177
		244,159
Leisure Equipment & Products - 0.0%
Brunswick Corp.	170,400	3,747
Media - 3.2%
Comcast Corp. Class A	2,856,300	92,973
DIRECTV (a)	775,100	38,491
Discovery Communications, Inc. (a)	463,900	23,487
DISH Network Corp. Class A	547,900	16,853
Lions Gate Entertainment Corp. (a)(d)	1,798,557	24,191
Pandora Media, Inc. (a)(d)	946,219	9,339
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Sirius XM Radio, Inc. (a)(d)	10,514,884	$ 22,712
WPP PLC sponsored ADR	7,500	477
		228,523
Specialty Retail - 2.1%
Barnes & Noble, Inc. (a)(d)	751,094	9,967
Bed Bath & Beyond, Inc. (a)	134,451	8,195
Five Below, Inc.	7,500	220
Francescas Holdings Corp. (a)(d)	1,043,409	32,773
Inditex SA	9,212	950
Lowe's Companies, Inc.	2,832,100	71,850
Monro Muffler Brake, Inc.	133,900	4,428
Urban Outfitters, Inc. (a)	728,800	22,265
		150,648
Textiles, Apparel & Luxury Goods - 1.8%
Deckers Outdoor Corp. (a)	14,530	606
lululemon athletica, Inc. (a)(d)	1,876,646	105,993
Michael Kors Holdings Ltd.	10,600	438
Ralph Lauren Corp.	3,100	447
Steven Madden Ltd. (a)	10,850	439
Vera Bradley, Inc. (a)	778,100	17,733
		125,656
TOTAL CONSUMER DISCRETIONARY		1,059,041
CONSUMER STAPLES - 4.7%
Beverages - 0.0%
Monster Beverage Corp. (a)	6,200	412
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	1,736,100	166,978
Whole Foods Market, Inc.	4,500	413
		167,391
Food Products - 2.4%
Diamond Foods, Inc. (d)	21,700	353
Green Mountain Coffee Roasters, Inc. (a)(d)	4,979,104	90,918
Kraft Foods, Inc. Class A	1,986,400	78,880
		170,151
TOTAL CONSUMER STAPLES		337,954
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 1.1%
Energy Equipment & Services - 0.6%
Cameron International Corp. (a)	23,600	$ 1,186
Halliburton Co.	284,400	9,422
Heckmann Corp. (a)(d)	114,600	353
National Oilwell Varco, Inc.	293,400	21,213
Ocean Rig UDW, Inc. (United States)	677,900	10,162
Schlumberger Ltd.	53,600	3,820
		46,156
Oil, Gas & Consumable Fuels - 0.5%
Alpha Natural Resources, Inc. (a)	221,921	1,556
Amyris, Inc. (a)(d)	275,982	1,068
Cobalt International Energy, Inc. (a)	696,298	17,477
Gulfport Energy Corp. (a)	82,320	1,696
Kosmos Energy Ltd. (a)	153,442	1,464
Noble Energy, Inc.	30,600	2,675
Peabody Energy Corp.	34,500	720
Plains Exploration & Production Co. (a)	25,400	1,015
Rosetta Resources, Inc. (a)	109,250	4,558
Solazyme, Inc. (a)(d)	42,541	584
		32,813
TOTAL ENERGY		78,969
FINANCIALS - 3.0%
Capital Markets - 0.2%
WisdomTree Investments, Inc. (a)	1,969,720	13,177
Commercial Banks - 2.2%
First Republic Bank	428,400	13,936
Fulton Financial Corp.	40,200	369
HDFC Bank Ltd. sponsored ADR	18,700	634
Huntington Bancshares, Inc.	8,204,200	50,989
National Penn Bancshares, Inc.	45,900	406
UMB Financial Corp.	649,900	31,234
Wells Fargo & Co.	1,703,900	57,609
		155,177
Consumer Finance - 0.6%
Capital One Financial Corp.	760,800	42,978
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 0.0%
CME Group, Inc.	21,500	$ 1,120
NBH Holdings Corp. Class A (a)(f)	110,800	1,967
		3,087
TOTAL FINANCIALS		214,419
HEALTH CARE - 13.8%
Biotechnology - 7.1%
Achillion Pharmaceuticals, Inc. (a)	1,191,200	7,886
Alkermes PLC (a)	796,636	14,809
Alnylam Pharmaceuticals, Inc. (a)(d)	224,000	4,187
Amarin Corp. PLC ADR (a)(d)	1,779,261	20,835
Amgen, Inc.	952,500	78,677
ARIAD Pharmaceuticals, Inc. (a)	26,300	503
ArQule, Inc. (a)	2,019,127	12,216
Biogen Idec, Inc. (a)	411,800	60,053
BioMarin Pharmaceutical, Inc. (a)	11,400	448
Cepheid, Inc. (a)	19,300	618
Clovis Oncology, Inc. (d)	378,748	6,700
Genomic Health, Inc. (a)	12,720	427
Gilead Sciences, Inc. (a)	1,941,000	105,455
ImmunoGen, Inc. (a)(d)	297,309	4,799
InterMune, Inc. (a)	619,020	5,466
Ironwood Pharmaceuticals, Inc. Class A (a)	1,489,100	19,165
Isis Pharmaceuticals, Inc. (a)(d)	80,849	980
Medivation, Inc. (a)	676,820	67,479
Mesoblast Ltd. (a)(d)	70,173	464
NPS Pharmaceuticals, Inc. (a)	337,200	2,600
OncoGenex Pharmaceuticals, Inc. (a)	392,682	5,482
ONYX Pharmaceuticals, Inc. (a)	219,400	16,448
Seattle Genetics, Inc. (a)	19,303	505
Targacept, Inc. (a)	156,349	675
Theravance, Inc. (a)	27,800	810
Threshold Pharmaceuticals, Inc. (a)	151,100	1,049
Vertex Pharmaceuticals, Inc. (a)	1,305,204	63,315
Vical, Inc. (a)	135,600	469
ZIOPHARM Oncology, Inc. (a)	340,900	1,919
		504,439
Health Care Equipment & Supplies - 0.1%
Abiomed, Inc. (a)(d)	127,600	2,877
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
DexCom, Inc. (a)	56,400	$ 621
Endologix, Inc. (a)	29,300	344
Mako Surgical Corp. (a)	135,863	1,731
Masimo Corp. (a)	17,600	394
Volcano Corp. (a)	18,400	487
		6,454
Health Care Providers & Services - 2.5%
Accretive Health, Inc. (a)(d)(e)	9,934,802	134,915
Catamaran Corp. (a)	10,500	892
Catamaran Corp. (a)	224,300	18,956
HMS Holdings Corp. (a)	682,000	23,468
		178,231
Health Care Technology - 0.0%
athenahealth, Inc. (a)	37,800	3,459
Merge Healthcare, Inc. (a)(d)	165,592	490
		3,949
Life Sciences Tools & Services - 0.4%
Fluidigm Corp. (a)	27,183	354
Life Technologies Corp. (a)	589,100	25,850
		26,204
Pharmaceuticals - 3.7%
Elan Corp. PLC sponsored ADR (a)	1,810,500	20,911
Questcor Pharmaceuticals, Inc. (a)(d)(e)	6,111,554	225,333
Roche Holding AG sponsored ADR	9,900	439
Shire PLC sponsored ADR	186,800	16,098
		262,781
TOTAL HEALTH CARE		982,058
INDUSTRIALS - 1.9%
Airlines - 0.9%
Delta Air Lines, Inc. (a)	3,992,000	38,523
United Continental Holdings, Inc. (a)	1,251,000	23,631
		62,154
Building Products - 0.1%
Quanex Building Products Corp.	430,324	7,272
Commercial Services & Supplies - 0.3%
Stericycle, Inc. (a)	241,200	22,395
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.0%
Foster Wheeler AG (a)	25,884	$ 467
Electrical Equipment - 0.0%
II-VI, Inc. (a)	88,100	1,536
Machinery - 0.4%
Edwards Group Ltd. ADR (a)	77,900	526
Stanley Black & Decker, Inc.	56,400	3,773
Westport Innovations, Inc. (a)	710,748	26,745
		31,044
Professional Services - 0.2%
Qualicorp SA (a)	1,275,000	11,355
TOTAL INDUSTRIALS		136,223
INFORMATION TECHNOLOGY - 55.9%
Communications Equipment - 2.4%
Acme Packet, Inc. (a)	54,775	868
Aruba Networks, Inc. (a)(d)	1,651,846	23,423
Cisco Systems, Inc.	975,300	15,556
EchoStar Holding Corp. Class A (a)	132,700	3,822
Palo Alto Networks, Inc.	8,900	509
Polycom, Inc. (a)	177,970	1,555
QUALCOMM, Inc.	1,591,009	94,951
Ubiquiti Networks, Inc. (d)	1,550,353	21,922
ViaSat, Inc. (a)	160,400	6,143
		168,749
Computers & Peripherals - 15.2%
Apple, Inc.	1,562,100	954,069
Cray, Inc. (a)	313,800	3,901
Dell, Inc. (a)	907,300	10,779
Fusion-io, Inc. (a)(d)	2,082,866	39,824
NetApp, Inc. (a)	1,387,700	45,336
SanDisk Corp. (a)	547,250	22,508
Silicon Graphics International Corp. (a)(d)	1,177,474	7,830
		1,084,247
Electronic Equipment & Components - 0.5%
Audience, Inc.	361,700	6,529
E Ink Holdings, Inc. GDR (a)(f)	31,400	306
InvenSense, Inc. (d)	941,400	12,144
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Maxwell Technologies, Inc. (a)(d)	54,243	$ 353
RealD, Inc. (a)(d)	1,616,600	15,681
		35,013
Internet Software & Services - 11.0%
Active Network, Inc. (a)	30,100	427
Angie's List, Inc. (d)	1,498,600	19,482
Constant Contact, Inc. (a)(d)(e)	1,957,036	32,819
Dropbox, Inc. (g)	331,524	3,000
eBay, Inc. (a)	2,748,000	121,736
Facebook, Inc. Class B (a)(g)	335,669	6,559
Google, Inc. Class A (a)	898,822	568,927
LinkedIn Corp. (a)	33,100	3,398
Liquidity Services, Inc. (a)	6,100	279
LogMeIn, Inc. (a)	161,406	3,059
Mail.ru Group Ltd. GDR (a)(f)	8,700	264
Millennial Media, Inc. (d)	574,200	5,702
Rackspace Hosting, Inc. (a)	9,456	415
SINA Corp. (a)	11,600	527
Velti PLC (a)(d)	1,787,551	9,742
Web.com Group, Inc. (a)	695,736	10,784
		787,120
IT Services - 1.6%
Cardtronics, Inc. (a)	117,400	3,641
Cognizant Technology Solutions Corp. Class A (a)	942,545	53,508
HiSoft Technology International Ltd. ADR (a)	1,200,580	13,543
MasterCard, Inc. Class A	600	262
ServiceSource International, Inc. (a)(d)	3,637,336	41,029
		111,983
Semiconductors & Semiconductor Equipment - 11.9%
Altera Corp.	1,966,000	69,695
Applied Micro Circuits Corp. (a)	464,000	2,654
ASML Holding NV	195,800	11,259
Broadcom Corp. Class A	1,244,300	42,157
Cirrus Logic, Inc. (a)	826,977	30,408
Cree, Inc. (a)(d)	433,600	10,385
Inphi Corp. (a)(e)	1,794,970	19,745
LSI Corp. (a)	575,300	3,970
Maxim Integrated Products, Inc.	966,900	26,329
Mellanox Technologies Ltd. (a)	1,279,651	134,184
Monolithic Power Systems, Inc. (a)	367,700	7,126
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NVE Corp. (a)(e)	463,657	$ 25,650
NVIDIA Corp. (a)	24,231,212	328,091
NXP Semiconductors NV (a)	2,701,089	61,018
RF Micro Devices, Inc. (a)	1,728,300	6,706
Skyworks Solutions, Inc. (a)	1,376,000	39,808
Volterra Semiconductor Corp. (a)	1,206,500	27,725
		846,910
Software - 13.3%
Activision Blizzard, Inc.	748,600	9,006
BroadSoft, Inc. (a)(d)	121,980	2,995
Check Point Software Technologies Ltd. (a)	1,550,800	75,322
Comverse Technology, Inc. (a)	38,689	210
Envivio, Inc.	938,100	5,619
Fortinet, Inc. (a)	17,300	415
Gameloft (a)(e)	7,764,787	44,521
Guidewire Software, Inc.	967,500	24,826
Infoblox, Inc.	29,800	626
Informatica Corp. (a)	9,700	286
Jive Software, Inc. (d)	477,800	9,570
Microsoft Corp.	13,848,565	408,117
MicroStrategy, Inc. Class A (a)	154,200	17,958
Oracle Corp.	4,620,300	139,533
Proofpoint, Inc. (d)	19,100	264
QLIK Technologies, Inc. (a)	665,800	13,316
RealPage, Inc. (a)(d)	684,700	15,214
salesforce.com, Inc. (a)	346,500	43,091
Splunk, Inc. (d)	192,539	5,661
Synchronoss Technologies, Inc. (a)(e)	3,850,927	73,630
Take-Two Interactive Software, Inc. (a)	209,500	1,839
Ubisoft Entertainment SA (a)(e)	8,920,800	61,686
Ubisoft Entertainment SA warrants 10/10/13 (a)(e)	6,470,130	207
		953,912
TOTAL INFORMATION TECHNOLOGY		3,987,934
MATERIALS - 2.2%
Chemicals - 0.3%
Innophos Holdings, Inc.	8,156	473
Sherwin-Williams Co.	180,500	24,250
		24,723
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - 1.9%
AngloGold Ashanti Ltd. sponsored ADR	492,700	$ 16,757
Fortescue Metals Group Ltd. sponsored ADR	50,950	438
Randgold Resources Ltd. sponsored ADR	753,933	67,462
Royal Gold, Inc.	637,800	48,269
		132,926
TOTAL MATERIALS		157,649
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.9%
Level 3 Communications, Inc. (a)	3,336,900	64,302
Wireless Telecommunication Services - 1.8%
Clearwire Corp. Class A (a)(d)	444,034	506
NII Holdings, Inc. (a)(e)	13,057,469	88,138
Sprint Nextel Corp. (a)	8,946,181	39,005
		127,649
TOTAL TELECOMMUNICATION SERVICES		191,951
TOTAL COMMON STOCKS (Cost $6,552,415)		7,146,198
Money Market Funds - 6.5%

Fidelity Cash Central Fund, 0.17% (b)	13,290,837	13,291
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	454,081,914	454,082
TOTAL MONEY MARKET FUNDS (Cost $467,373)		467,373
TOTAL INVESTMENT PORTFOLIO - 106.6% (Cost $7,019,788)		7,613,571
NET OTHER ASSETS (LIABILITIES) - (6.6)%		(470,851)
NET ASSETS - 100%		$ 7,142,720
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,537,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,559,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 3,000
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 8,394
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 59
Fidelity Securities Lending Cash Central Fund	28,722
Total	$ 28,781
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Accretive Health, Inc.	$ 225,437	$ 62,478	$ 1,757	$ -	$ 134,915
Aruba Networks, Inc.	179,343	32,774	172,024	-	-
Barnes & Noble, Inc.	-	120,214	114,091	-	-
Constant Contact, Inc.	-	52,336	5,109	-	32,819
Gameloft	51,802	1,667	-	-	44,521
Georesources, Inc.	47,705	-	57,400	-	-
Inphi Corp.	-	40,849	9,224	-	19,745
iRobot Corp.	57,960	9,102	52,886	-	-
Meru Networks, Inc.	8,324	3,822	8,935	-	-
MicroStrategy, Inc. Class A	64,003	33,915	66,654	-	-
NII Holdings, Inc.	-	293,854	30,310	-	88,138
NVE Corp.	-	26,957	1,512	-	25,650
Petroleum Development Corp.	44,294	-	40,509	-	-
Questcor Pharmaceuticals, Inc.	-	225,603	44,267	-	225,333
Rackspace Hosting, Inc.	228,165	40,271	322,371	-	-
Synchronoss Technologies, Inc.	94,771	32,412	13,745	-	73,630
Ubisoft Entertainment SA	-	63,047	1,513	-	61,686
Ubisoft Entertainment SA warrants 10/10/13	-	-	-	-	207
Vical, Inc.	11,079	5,826	11,590	-	-
Total	$ 1,012,883	$ 1,045,127	$ 953,897	$ -	$ 706,644
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,059,041	$ 1,025,864	$ 33,177	$ -
Consumer Staples	337,954	337,954	-	-
Energy	78,969	78,969	-	-
Financials	214,419	212,452	-	1,967
Health Care	982,058	982,058	-	-
Industrials	136,223	136,223	-	-
Information Technology	3,987,934	3,978,375	6,559	3,000
Materials	157,649	157,649	-	-
Telecommunication Services	191,951	191,951	-	-
Money Market Funds	467,373	467,373	-	-
Total Investments in Securities:	$ 7,613,571	$ 7,568,868	$ 39,736	$ 4,967
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.8%
Israel	3.2%
France	1.5%
Bailiwick of Jersey	1.3%
Canada	1.1%
Netherlands	1.0%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $449,389) - See accompanying schedule: Unaffiliated issuers (cost $5,608,179)	$ 6,439,554
Fidelity Central Funds (cost $467,373)	467,373
Other affiliated issuers (cost $944,236)	706,644
Total Investments (cost $7,019,788)		$ 7,613,571
Cash		811
Receivable for investments sold		126,392
Receivable for fund shares sold		3,022
Dividends receivable		798
Distributions receivable from Fidelity Central Funds		2,193
Other receivables		452
Total assets		7,747,239

Liabilities
Payable for investments purchased	$ 136,357
Payable for fund shares redeemed	9,762
Accrued management fee	2,984
Other affiliated payables	1,057
Other payables and accrued expenses	277
Collateral on securities loaned, at value	454,082
Total liabilities		604,519

Net Assets		$ 7,142,720
Net Assets consist of:
Paid in capital		$ 6,917,451
Accumulated net investment loss		(2,569)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(365,918)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		593,756
Net Assets		$ 7,142,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2012

OTC: Net Asset Value, offering price and redemption price per share ($5,498,647 ÷ 95,574 shares)	$ 57.53

Class K: Net Asset Value, offering price and redemption price per share ($1,644,073 ÷ 28,377 shares)	$ 57.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends		$ 23,210
Special dividends		4,466
Interest		52
Income from Fidelity Central Funds (including $28,722 from security lending)		28,781
Total income		56,509

Expenses
Management fee Basic fee	$ 45,510
Performance adjustment	6,446
Transfer agent fees	12,189
Accounting and security lending fees	1,278
Custodian fees and expenses	267
Independent trustees' compensation	50
Registration fees	217
Audit	70
Legal	27
Interest	6
Miscellaneous	80
Total expenses before reductions	66,140
Expense reductions	(1,184)	64,956
Net investment income (loss)		(8,447)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,799)
Other affiliated issuers	131,175
Foreign currency transactions	(235)
Total net realized gain (loss)		104,141
Change in net unrealized appreciation (depreciation) on: Investment securities	(349,475)
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		(349,473)
Net gain (loss)		(245,332)
Net increase (decrease) in net assets resulting from operations		$ (253,779)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (8,447)	$ (32,610)
Net realized gain (loss)	104,141	893,317
Change in net unrealized appreciation (depreciation)	(349,473)	918,202
Net increase (decrease) in net assets resulting from operations	(253,779)	1,778,909
Share transactions - net increase (decrease)	(340,677)	(58,129)
Total increase (decrease) in net assets	(594,456)	1,720,780

Net Assets
Beginning of period	7,737,176	6,016,396
End of period (including accumulated net investment loss of $2,569 and accumulated net investment loss of $134, respectively)	$ 7,142,720	$ 7,737,176

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 59.28	$ 45.00	$ 38.73	$ 44.66	$ 47.09
Income from Investment Operations
Net investment income (loss) B	(.08) E	(.27)	(.23)	(.12)	(.20)
Net realized and unrealized gain (loss)	(1.67)	14.55	6.50	(5.81)	(2.23)
Total from investment operations	(1.75)	14.28	6.27	(5.93)	(2.43)
Net asset value, end of period	$ 57.53	$ 59.28	$ 45.00	$ 38.73	$ 44.66
Total Return A	(2.95)%	31.73%	16.19%	(13.28)%	(5.16)%
Ratios to Average Net Assets C, F
Expenses before reductions	.91%	.94%	1.06%	1.13%	1.06%
Expenses net of fee waivers, if any	.91%	.94%	1.06%	1.13%	1.06%
Expenses net of all reductions	.90%	.92%	1.04%	1.13%	1.05%
Net investment income (loss)	(.14)% E	(.49)%	(.51)%	(.37)%	(.42)%
Supplemental Data
Net assets, end of period (in millions)	$ 5,499	$ 6,374	$ 5,080	$ 4,677	$ 6,871
Portfolio turnover rate D	149%	158%	163%	151%	145%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 59.61	$ 45.19	$ 38.83	$ 44.68	$ 47.79
Income from Investment Operations
Net investment income (loss) D	- H, K	(.19)	(.16)	(.05)	(.05)
Net realized and unrealized gain (loss)	(1.67)	14.61	6.52	(5.80)	(3.06)
Total from investment operations	(1.67)	14.42	6.36	(5.85)	(3.11)
Net asset value, end of period	$ 57.94	$ 59.61	$ 45.19	$ 38.83	$ 44.68
Total Return B, C	(2.80)%	31.91%	16.38%	(13.09)%	(6.51)%
Ratios to Average Net Assets E, J
Expenses before reductions	.77%	.80%	.90%	.92%	.91% A
Expenses net of fee waivers, if any	.77%	.80%	.90%	.92%	.91% A
Expenses net of all reductions	.76%	.78%	.88%	.92%	.91% A
Net investment income (loss)	-% G, H	(.35)%	(.35)%	(.17)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,644,073	$ 1,363,389	$ 936,256	$ 488,683	$ 93
Portfolio turnover rate F	149%	158%	163%	151%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

I For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,256,997
Gross unrealized depreciation	(820,877)
Net unrealized appreciation (depreciation) on securities and other investments	$ 436,120

Tax Cost	$ 7,177,451

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation)	$ 436,093

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $208,254 of capital losses recognized during the period November 1, 2011 to July 31, 2012.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,131,870 and $11,443,769, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
OTC	11,410.19
Class K	779.05
	$ 12,189

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $754 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,256.38%		$ 6

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $21 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and

Annual Report

8. Security Lending - continued

Liabilities. The value of securities loaned to FCM at period end was $23,266. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2,194 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,184 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
OTC
Shares sold	24,727	24,641	$ 1,432,210	$ 1,408,789
Shares redeemed	(36,677)	(29,999)	(2,097,412)	(1,594,260)
Net increase (decrease)	(11,950)	(5,358)	$ (665,202)	$ (185,471)
Class K
Shares sold	15,671	7,657	$ 918,563	$ 426,960
Shares redeemed	(10,166)	(5,502)	(594,038)	(299,618)
Net increase (decrease)	5,505	2,155	$ 324,525	$ 127,342

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-

present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, Peter S. Lynch, David A. Rosow, and Garnett A. Smith may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group have different and/or broader investment mandates than the fund's more specialized strategies. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board noted that the investment performance of the retail class of the fund (the class with the longer performance record) compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

OTC-K-UANN-0912
1.863303.103

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	-2.95%	4.09%	9.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.89%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Gavin Baker, Portfolio Manager of Fidelity® OTC Portfolio: For the year, the fund's Retail Class shares returned -2.95%, considerably behind the Nasdaq Composite Index. Versus the index, the fund was primarily hurt by stock picking in health care, the food/beverage/tobacco segment of consumer staples, and telecommunication services. Green Mountain Coffee Roasters was the biggest individual detractor. Ballooning retailer inventories of the company's popular Keurig K-Cup® single-serving coffee packets, due in part to slackening overall demand for K-Cups®, was one factor hampering the stock. Performance also suffered because of a large overweighting in NII Holdings, a provider of cellular handsets and wireless service across Latin America, and a sizable out-of-benchmark stake in Accretive Health, which provides revenue-enhancement services and software for hospitals. Conversely, stock picking in the semiconductors/semiconductor equipment segment of information technology bolstered performance. One standout was Mellanox Technologies. This supplier of InfiniBand® interconnect technology for the server market blew away its financial guidance in April and July, causing its shares to surge higher. Apple also was a key contributor, riding robust sales of its iPhone® smartphone and iPad® tablet device.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
OTC	.83%
Actual		$ 1,000.00	$ 977.20	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,020.74	$ 4.17
Class K	.71%
Actual		$ 1,000.00	$ 978.10	$ 3.49
HypotheticalA		$ 1,000.00	$ 1,021.33	$ 3.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	13.4	13.3
Google, Inc. Class A	8.0	5.8
Microsoft Corp.	5.7	3.9
NVIDIA Corp.	4.6	2.6
Questcor Pharmaceuticals, Inc.	3.2	2.6
Amazon.com, Inc.	2.8	2.1
Costco Wholesale Corp.	2.3	0.0
Tesla Motors, Inc.	2.0	1.9
Oracle Corp.	2.0	2.6
Accretive Health, Inc.	1.9	3.5
	45.9
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	55.9	55.9
Consumer Discretionary	14.8	15.9
Health Care	13.8	14.3
Consumer Staples	4.7	3.1
Financials	3.0	2.1
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks 100.1%		Stocks 100.2%
	Short-Term Investments and Net Other Assets (Liabilities)† (0.1)%		Short-Term Investments and Net Other Assets (Liabilities)† (0.2)%
* Foreign investments	10.2%	** Foreign investments	11.6%

† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 0.0%
Amerigon, Inc. (a)	226,600	$ 2,549
Gentex Corp.	19,200	307
		2,856
Automobiles - 2.0%
Tesla Motors, Inc. (a)(d)	5,204,164	142,698
Volkswagen AG sponsored ADR	15,600	497
		143,195
Hotels, Restaurants & Leisure - 1.0%
Bravo Brio Restaurant Group, Inc. (a)	543,625	9,823
Chipotle Mexican Grill, Inc. (a)	65,400	19,118
Dunkin' Brands Group, Inc.	37,400	1,132
Las Vegas Sands Corp.	9,200	335
Starbucks Corp.	860,700	38,972
Texas Roadhouse, Inc. Class A	37,625	651
		70,031
Household Durables - 1.3%
D.R. Horton, Inc.	2,427,400	42,795
iRobot Corp. (a)	19,993	455
Lennar Corp. Class A	28,000	818
PulteGroup, Inc. (a)	80,100	905
SodaStream International Ltd. (a)(d)	228,258	8,904
Toll Brothers, Inc. (a)	1,246,100	36,349
		90,226
Internet & Catalog Retail - 3.4%
Amazon.com, Inc. (a)	861,296	200,940
ASOS PLC (a)	16,200	460
Groupon, Inc. Class A (a)(d)	1,390,500	9,261
Ocado Group PLC (a)	276,465	321
Start Today Co. Ltd. (d)	2,507,400	33,177
		244,159
Leisure Equipment & Products - 0.0%
Brunswick Corp.	170,400	3,747
Media - 3.2%
Comcast Corp. Class A	2,856,300	92,973
DIRECTV (a)	775,100	38,491
Discovery Communications, Inc. (a)	463,900	23,487
DISH Network Corp. Class A	547,900	16,853
Lions Gate Entertainment Corp. (a)(d)	1,798,557	24,191
Pandora Media, Inc. (a)(d)	946,219	9,339
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Sirius XM Radio, Inc. (a)(d)	10,514,884	$ 22,712
WPP PLC sponsored ADR	7,500	477
		228,523
Specialty Retail - 2.1%
Barnes & Noble, Inc. (a)(d)	751,094	9,967
Bed Bath & Beyond, Inc. (a)	134,451	8,195
Five Below, Inc.	7,500	220
Francescas Holdings Corp. (a)(d)	1,043,409	32,773
Inditex SA	9,212	950
Lowe's Companies, Inc.	2,832,100	71,850
Monro Muffler Brake, Inc.	133,900	4,428
Urban Outfitters, Inc. (a)	728,800	22,265
		150,648
Textiles, Apparel & Luxury Goods - 1.8%
Deckers Outdoor Corp. (a)	14,530	606
lululemon athletica, Inc. (a)(d)	1,876,646	105,993
Michael Kors Holdings Ltd.	10,600	438
Ralph Lauren Corp.	3,100	447
Steven Madden Ltd. (a)	10,850	439
Vera Bradley, Inc. (a)	778,100	17,733
		125,656
TOTAL CONSUMER DISCRETIONARY		1,059,041
CONSUMER STAPLES - 4.7%
Beverages - 0.0%
Monster Beverage Corp. (a)	6,200	412
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	1,736,100	166,978
Whole Foods Market, Inc.	4,500	413
		167,391
Food Products - 2.4%
Diamond Foods, Inc. (d)	21,700	353
Green Mountain Coffee Roasters, Inc. (a)(d)	4,979,104	90,918
Kraft Foods, Inc. Class A	1,986,400	78,880
		170,151
TOTAL CONSUMER STAPLES		337,954
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 1.1%
Energy Equipment & Services - 0.6%
Cameron International Corp. (a)	23,600	$ 1,186
Halliburton Co.	284,400	9,422
Heckmann Corp. (a)(d)	114,600	353
National Oilwell Varco, Inc.	293,400	21,213
Ocean Rig UDW, Inc. (United States)	677,900	10,162
Schlumberger Ltd.	53,600	3,820
		46,156
Oil, Gas & Consumable Fuels - 0.5%
Alpha Natural Resources, Inc. (a)	221,921	1,556
Amyris, Inc. (a)(d)	275,982	1,068
Cobalt International Energy, Inc. (a)	696,298	17,477
Gulfport Energy Corp. (a)	82,320	1,696
Kosmos Energy Ltd. (a)	153,442	1,464
Noble Energy, Inc.	30,600	2,675
Peabody Energy Corp.	34,500	720
Plains Exploration & Production Co. (a)	25,400	1,015
Rosetta Resources, Inc. (a)	109,250	4,558
Solazyme, Inc. (a)(d)	42,541	584
		32,813
TOTAL ENERGY		78,969
FINANCIALS - 3.0%
Capital Markets - 0.2%
WisdomTree Investments, Inc. (a)	1,969,720	13,177
Commercial Banks - 2.2%
First Republic Bank	428,400	13,936
Fulton Financial Corp.	40,200	369
HDFC Bank Ltd. sponsored ADR	18,700	634
Huntington Bancshares, Inc.	8,204,200	50,989
National Penn Bancshares, Inc.	45,900	406
UMB Financial Corp.	649,900	31,234
Wells Fargo & Co.	1,703,900	57,609
		155,177
Consumer Finance - 0.6%
Capital One Financial Corp.	760,800	42,978
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 0.0%
CME Group, Inc.	21,500	$ 1,120
NBH Holdings Corp. Class A (a)(f)	110,800	1,967
		3,087
TOTAL FINANCIALS		214,419
HEALTH CARE - 13.8%
Biotechnology - 7.1%
Achillion Pharmaceuticals, Inc. (a)	1,191,200	7,886
Alkermes PLC (a)	796,636	14,809
Alnylam Pharmaceuticals, Inc. (a)(d)	224,000	4,187
Amarin Corp. PLC ADR (a)(d)	1,779,261	20,835
Amgen, Inc.	952,500	78,677
ARIAD Pharmaceuticals, Inc. (a)	26,300	503
ArQule, Inc. (a)	2,019,127	12,216
Biogen Idec, Inc. (a)	411,800	60,053
BioMarin Pharmaceutical, Inc. (a)	11,400	448
Cepheid, Inc. (a)	19,300	618
Clovis Oncology, Inc. (d)	378,748	6,700
Genomic Health, Inc. (a)	12,720	427
Gilead Sciences, Inc. (a)	1,941,000	105,455
ImmunoGen, Inc. (a)(d)	297,309	4,799
InterMune, Inc. (a)	619,020	5,466
Ironwood Pharmaceuticals, Inc. Class A (a)	1,489,100	19,165
Isis Pharmaceuticals, Inc. (a)(d)	80,849	980
Medivation, Inc. (a)	676,820	67,479
Mesoblast Ltd. (a)(d)	70,173	464
NPS Pharmaceuticals, Inc. (a)	337,200	2,600
OncoGenex Pharmaceuticals, Inc. (a)	392,682	5,482
ONYX Pharmaceuticals, Inc. (a)	219,400	16,448
Seattle Genetics, Inc. (a)	19,303	505
Targacept, Inc. (a)	156,349	675
Theravance, Inc. (a)	27,800	810
Threshold Pharmaceuticals, Inc. (a)	151,100	1,049
Vertex Pharmaceuticals, Inc. (a)	1,305,204	63,315
Vical, Inc. (a)	135,600	469
ZIOPHARM Oncology, Inc. (a)	340,900	1,919
		504,439
Health Care Equipment & Supplies - 0.1%
Abiomed, Inc. (a)(d)	127,600	2,877
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
DexCom, Inc. (a)	56,400	$ 621
Endologix, Inc. (a)	29,300	344
Mako Surgical Corp. (a)	135,863	1,731
Masimo Corp. (a)	17,600	394
Volcano Corp. (a)	18,400	487
		6,454
Health Care Providers & Services - 2.5%
Accretive Health, Inc. (a)(d)(e)	9,934,802	134,915
Catamaran Corp. (a)	10,500	892
Catamaran Corp. (a)	224,300	18,956
HMS Holdings Corp. (a)	682,000	23,468
		178,231
Health Care Technology - 0.0%
athenahealth, Inc. (a)	37,800	3,459
Merge Healthcare, Inc. (a)(d)	165,592	490
		3,949
Life Sciences Tools & Services - 0.4%
Fluidigm Corp. (a)	27,183	354
Life Technologies Corp. (a)	589,100	25,850
		26,204
Pharmaceuticals - 3.7%
Elan Corp. PLC sponsored ADR (a)	1,810,500	20,911
Questcor Pharmaceuticals, Inc. (a)(d)(e)	6,111,554	225,333
Roche Holding AG sponsored ADR	9,900	439
Shire PLC sponsored ADR	186,800	16,098
		262,781
TOTAL HEALTH CARE		982,058
INDUSTRIALS - 1.9%
Airlines - 0.9%
Delta Air Lines, Inc. (a)	3,992,000	38,523
United Continental Holdings, Inc. (a)	1,251,000	23,631
		62,154
Building Products - 0.1%
Quanex Building Products Corp.	430,324	7,272
Commercial Services & Supplies - 0.3%
Stericycle, Inc. (a)	241,200	22,395
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.0%
Foster Wheeler AG (a)	25,884	$ 467
Electrical Equipment - 0.0%
II-VI, Inc. (a)	88,100	1,536
Machinery - 0.4%
Edwards Group Ltd. ADR (a)	77,900	526
Stanley Black & Decker, Inc.	56,400	3,773
Westport Innovations, Inc. (a)	710,748	26,745
		31,044
Professional Services - 0.2%
Qualicorp SA (a)	1,275,000	11,355
TOTAL INDUSTRIALS		136,223
INFORMATION TECHNOLOGY - 55.9%
Communications Equipment - 2.4%
Acme Packet, Inc. (a)	54,775	868
Aruba Networks, Inc. (a)(d)	1,651,846	23,423
Cisco Systems, Inc.	975,300	15,556
EchoStar Holding Corp. Class A (a)	132,700	3,822
Palo Alto Networks, Inc.	8,900	509
Polycom, Inc. (a)	177,970	1,555
QUALCOMM, Inc.	1,591,009	94,951
Ubiquiti Networks, Inc. (d)	1,550,353	21,922
ViaSat, Inc. (a)	160,400	6,143
		168,749
Computers & Peripherals - 15.2%
Apple, Inc.	1,562,100	954,069
Cray, Inc. (a)	313,800	3,901
Dell, Inc. (a)	907,300	10,779
Fusion-io, Inc. (a)(d)	2,082,866	39,824
NetApp, Inc. (a)	1,387,700	45,336
SanDisk Corp. (a)	547,250	22,508
Silicon Graphics International Corp. (a)(d)	1,177,474	7,830
		1,084,247
Electronic Equipment & Components - 0.5%
Audience, Inc.	361,700	6,529
E Ink Holdings, Inc. GDR (a)(f)	31,400	306
InvenSense, Inc. (d)	941,400	12,144
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Maxwell Technologies, Inc. (a)(d)	54,243	$ 353
RealD, Inc. (a)(d)	1,616,600	15,681
		35,013
Internet Software & Services - 11.0%
Active Network, Inc. (a)	30,100	427
Angie's List, Inc. (d)	1,498,600	19,482
Constant Contact, Inc. (a)(d)(e)	1,957,036	32,819
Dropbox, Inc. (g)	331,524	3,000
eBay, Inc. (a)	2,748,000	121,736
Facebook, Inc. Class B (a)(g)	335,669	6,559
Google, Inc. Class A (a)	898,822	568,927
LinkedIn Corp. (a)	33,100	3,398
Liquidity Services, Inc. (a)	6,100	279
LogMeIn, Inc. (a)	161,406	3,059
Mail.ru Group Ltd. GDR (a)(f)	8,700	264
Millennial Media, Inc. (d)	574,200	5,702
Rackspace Hosting, Inc. (a)	9,456	415
SINA Corp. (a)	11,600	527
Velti PLC (a)(d)	1,787,551	9,742
Web.com Group, Inc. (a)	695,736	10,784
		787,120
IT Services - 1.6%
Cardtronics, Inc. (a)	117,400	3,641
Cognizant Technology Solutions Corp. Class A (a)	942,545	53,508
HiSoft Technology International Ltd. ADR (a)	1,200,580	13,543
MasterCard, Inc. Class A	600	262
ServiceSource International, Inc. (a)(d)	3,637,336	41,029
		111,983
Semiconductors & Semiconductor Equipment - 11.9%
Altera Corp.	1,966,000	69,695
Applied Micro Circuits Corp. (a)	464,000	2,654
ASML Holding NV	195,800	11,259
Broadcom Corp. Class A	1,244,300	42,157
Cirrus Logic, Inc. (a)	826,977	30,408
Cree, Inc. (a)(d)	433,600	10,385
Inphi Corp. (a)(e)	1,794,970	19,745
LSI Corp. (a)	575,300	3,970
Maxim Integrated Products, Inc.	966,900	26,329
Mellanox Technologies Ltd. (a)	1,279,651	134,184
Monolithic Power Systems, Inc. (a)	367,700	7,126
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NVE Corp. (a)(e)	463,657	$ 25,650
NVIDIA Corp. (a)	24,231,212	328,091
NXP Semiconductors NV (a)	2,701,089	61,018
RF Micro Devices, Inc. (a)	1,728,300	6,706
Skyworks Solutions, Inc. (a)	1,376,000	39,808
Volterra Semiconductor Corp. (a)	1,206,500	27,725
		846,910
Software - 13.3%
Activision Blizzard, Inc.	748,600	9,006
BroadSoft, Inc. (a)(d)	121,980	2,995
Check Point Software Technologies Ltd. (a)	1,550,800	75,322
Comverse Technology, Inc. (a)	38,689	210
Envivio, Inc.	938,100	5,619
Fortinet, Inc. (a)	17,300	415
Gameloft (a)(e)	7,764,787	44,521
Guidewire Software, Inc.	967,500	24,826
Infoblox, Inc.	29,800	626
Informatica Corp. (a)	9,700	286
Jive Software, Inc. (d)	477,800	9,570
Microsoft Corp.	13,848,565	408,117
MicroStrategy, Inc. Class A (a)	154,200	17,958
Oracle Corp.	4,620,300	139,533
Proofpoint, Inc. (d)	19,100	264
QLIK Technologies, Inc. (a)	665,800	13,316
RealPage, Inc. (a)(d)	684,700	15,214
salesforce.com, Inc. (a)	346,500	43,091
Splunk, Inc. (d)	192,539	5,661
Synchronoss Technologies, Inc. (a)(e)	3,850,927	73,630
Take-Two Interactive Software, Inc. (a)	209,500	1,839
Ubisoft Entertainment SA (a)(e)	8,920,800	61,686
Ubisoft Entertainment SA warrants 10/10/13 (a)(e)	6,470,130	207
		953,912
TOTAL INFORMATION TECHNOLOGY		3,987,934
MATERIALS - 2.2%
Chemicals - 0.3%
Innophos Holdings, Inc.	8,156	473
Sherwin-Williams Co.	180,500	24,250
		24,723
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - 1.9%
AngloGold Ashanti Ltd. sponsored ADR	492,700	$ 16,757
Fortescue Metals Group Ltd. sponsored ADR	50,950	438
Randgold Resources Ltd. sponsored ADR	753,933	67,462
Royal Gold, Inc.	637,800	48,269
		132,926
TOTAL MATERIALS		157,649
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.9%
Level 3 Communications, Inc. (a)	3,336,900	64,302
Wireless Telecommunication Services - 1.8%
Clearwire Corp. Class A (a)(d)	444,034	506
NII Holdings, Inc. (a)(e)	13,057,469	88,138
Sprint Nextel Corp. (a)	8,946,181	39,005
		127,649
TOTAL TELECOMMUNICATION SERVICES		191,951
TOTAL COMMON STOCKS (Cost $6,552,415)		7,146,198
Money Market Funds - 6.5%

Fidelity Cash Central Fund, 0.17% (b)	13,290,837	13,291
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	454,081,914	454,082
TOTAL MONEY MARKET FUNDS (Cost $467,373)		467,373
TOTAL INVESTMENT PORTFOLIO - 106.6% (Cost $7,019,788)		7,613,571
NET OTHER ASSETS (LIABILITIES) - (6.6)%		(470,851)
NET ASSETS - 100%		$ 7,142,720
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,537,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,559,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 3,000
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 8,394
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 59
Fidelity Securities Lending Cash Central Fund	28,722
Total	$ 28,781
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Accretive Health, Inc.	$ 225,437	$ 62,478	$ 1,757	$ -	$ 134,915
Aruba Networks, Inc.	179,343	32,774	172,024	-	-
Barnes & Noble, Inc.	-	120,214	114,091	-	-
Constant Contact, Inc.	-	52,336	5,109	-	32,819
Gameloft	51,802	1,667	-	-	44,521
Georesources, Inc.	47,705	-	57,400	-	-
Inphi Corp.	-	40,849	9,224	-	19,745
iRobot Corp.	57,960	9,102	52,886	-	-
Meru Networks, Inc.	8,324	3,822	8,935	-	-
MicroStrategy, Inc. Class A	64,003	33,915	66,654	-	-
NII Holdings, Inc.	-	293,854	30,310	-	88,138
NVE Corp.	-	26,957	1,512	-	25,650
Petroleum Development Corp.	44,294	-	40,509	-	-
Questcor Pharmaceuticals, Inc.	-	225,603	44,267	-	225,333
Rackspace Hosting, Inc.	228,165	40,271	322,371	-	-
Synchronoss Technologies, Inc.	94,771	32,412	13,745	-	73,630
Ubisoft Entertainment SA	-	63,047	1,513	-	61,686
Ubisoft Entertainment SA warrants 10/10/13	-	-	-	-	207
Vical, Inc.	11,079	5,826	11,590	-	-
Total	$ 1,012,883	$ 1,045,127	$ 953,897	$ -	$ 706,644
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,059,041	$ 1,025,864	$ 33,177	$ -
Consumer Staples	337,954	337,954	-	-
Energy	78,969	78,969	-	-
Financials	214,419	212,452	-	1,967
Health Care	982,058	982,058	-	-
Industrials	136,223	136,223	-	-
Information Technology	3,987,934	3,978,375	6,559	3,000
Materials	157,649	157,649	-	-
Telecommunication Services	191,951	191,951	-	-
Money Market Funds	467,373	467,373	-	-
Total Investments in Securities:	$ 7,613,571	$ 7,568,868	$ 39,736	$ 4,967
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.8%
Israel	3.2%
France	1.5%
Bailiwick of Jersey	1.3%
Canada	1.1%
Netherlands	1.0%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $449,389) - See accompanying schedule: Unaffiliated issuers (cost $5,608,179)	$ 6,439,554
Fidelity Central Funds (cost $467,373)	467,373
Other affiliated issuers (cost $944,236)	706,644
Total Investments (cost $7,019,788)		$ 7,613,571
Cash		811
Receivable for investments sold		126,392
Receivable for fund shares sold		3,022
Dividends receivable		798
Distributions receivable from Fidelity Central Funds		2,193
Other receivables		452
Total assets		7,747,239

Liabilities
Payable for investments purchased	$ 136,357
Payable for fund shares redeemed	9,762
Accrued management fee	2,984
Other affiliated payables	1,057
Other payables and accrued expenses	277
Collateral on securities loaned, at value	454,082
Total liabilities		604,519

Net Assets		$ 7,142,720
Net Assets consist of:
Paid in capital		$ 6,917,451
Accumulated net investment loss		(2,569)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(365,918)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		593,756
Net Assets		$ 7,142,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2012

OTC: Net Asset Value, offering price and redemption price per share ($5,498,647 ÷ 95,574 shares)	$ 57.53

Class K: Net Asset Value, offering price and redemption price per share ($1,644,073 ÷ 28,377 shares)	$ 57.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends		$ 23,210
Special dividends		4,466
Interest		52
Income from Fidelity Central Funds (including $28,722 from security lending)		28,781
Total income		56,509

Expenses
Management fee Basic fee	$ 45,510
Performance adjustment	6,446
Transfer agent fees	12,189
Accounting and security lending fees	1,278
Custodian fees and expenses	267
Independent trustees' compensation	50
Registration fees	217
Audit	70
Legal	27
Interest	6
Miscellaneous	80
Total expenses before reductions	66,140
Expense reductions	(1,184)	64,956
Net investment income (loss)		(8,447)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,799)
Other affiliated issuers	131,175
Foreign currency transactions	(235)
Total net realized gain (loss)		104,141
Change in net unrealized appreciation (depreciation) on: Investment securities	(349,475)
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		(349,473)
Net gain (loss)		(245,332)
Net increase (decrease) in net assets resulting from operations		$ (253,779)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (8,447)	$ (32,610)
Net realized gain (loss)	104,141	893,317
Change in net unrealized appreciation (depreciation)	(349,473)	918,202
Net increase (decrease) in net assets resulting from operations	(253,779)	1,778,909
Share transactions - net increase (decrease)	(340,677)	(58,129)
Total increase (decrease) in net assets	(594,456)	1,720,780

Net Assets
Beginning of period	7,737,176	6,016,396
End of period (including accumulated net investment loss of $2,569 and accumulated net investment loss of $134, respectively)	$ 7,142,720	$ 7,737,176

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 59.28	$ 45.00	$ 38.73	$ 44.66	$ 47.09
Income from Investment Operations
Net investment income (loss) B	(.08) E	(.27)	(.23)	(.12)	(.20)
Net realized and unrealized gain (loss)	(1.67)	14.55	6.50	(5.81)	(2.23)
Total from investment operations	(1.75)	14.28	6.27	(5.93)	(2.43)
Net asset value, end of period	$ 57.53	$ 59.28	$ 45.00	$ 38.73	$ 44.66
Total Return A	(2.95)%	31.73%	16.19%	(13.28)%	(5.16)%
Ratios to Average Net Assets C, F
Expenses before reductions	.91%	.94%	1.06%	1.13%	1.06%
Expenses net of fee waivers, if any	.91%	.94%	1.06%	1.13%	1.06%
Expenses net of all reductions	.90%	.92%	1.04%	1.13%	1.05%
Net investment income (loss)	(.14)% E	(.49)%	(.51)%	(.37)%	(.42)%
Supplemental Data
Net assets, end of period (in millions)	$ 5,499	$ 6,374	$ 5,080	$ 4,677	$ 6,871
Portfolio turnover rate D	149%	158%	163%	151%	145%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 59.61	$ 45.19	$ 38.83	$ 44.68	$ 47.79
Income from Investment Operations
Net investment income (loss) D	- H, K	(.19)	(.16)	(.05)	(.05)
Net realized and unrealized gain (loss)	(1.67)	14.61	6.52	(5.80)	(3.06)
Total from investment operations	(1.67)	14.42	6.36	(5.85)	(3.11)
Net asset value, end of period	$ 57.94	$ 59.61	$ 45.19	$ 38.83	$ 44.68
Total Return B, C	(2.80)%	31.91%	16.38%	(13.09)%	(6.51)%
Ratios to Average Net Assets E, J
Expenses before reductions	.77%	.80%	.90%	.92%	.91% A
Expenses net of fee waivers, if any	.77%	.80%	.90%	.92%	.91% A
Expenses net of all reductions	.76%	.78%	.88%	.92%	.91% A
Net investment income (loss)	-% G, H	(.35)%	(.35)%	(.17)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,644,073	$ 1,363,389	$ 936,256	$ 488,683	$ 93
Portfolio turnover rate F	149%	158%	163%	151%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

I For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,256,997
Gross unrealized depreciation	(820,877)
Net unrealized appreciation (depreciation) on securities and other investments	$ 436,120

Tax Cost	$ 7,177,451

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation)	$ 436,093

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $208,254 of capital losses recognized during the period November 1, 2011 to July 31, 2012.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,131,870 and $11,443,769, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
OTC	11,410.19
Class K	779.05
	$ 12,189

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $754 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,256.38%		$ 6

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $21 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and

Annual Report

8. Security Lending - continued

Liabilities. The value of securities loaned to FCM at period end was $23,266. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2,194 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,184 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
OTC
Shares sold	24,727	24,641	$ 1,432,210	$ 1,408,789
Shares redeemed	(36,677)	(29,999)	(2,097,412)	(1,594,260)
Net increase (decrease)	(11,950)	(5,358)	$ (665,202)	$ (185,471)
Class K
Shares sold	15,671	7,657	$ 918,563	$ 426,960
Shares redeemed	(10,166)	(5,502)	(594,038)	(299,618)
Net increase (decrease)	5,505	2,155	$ 324,525	$ 127,342

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, Peter S. Lynch, David A. Rosow, and Garnett A. Smith may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group have different and/or broader investment mandates than the fund's more specialized strategies. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board noted that the investment performance of the retail class of the fund (the class with the longer performance record) compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

OTC-UANN-0912
1.789250.109

Fidelity®

Small Cap Growth

Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity® Small Cap Growth Fund	-0.88%	1.83%	7.93%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Patrick Venanzi, who became Portfolio Manager of Fidelity® Small Cap Growth Fund on November 17, 2011: For the year, the fund's Retail Class shares returned -0.88%, slightly lagging the Russell 2000® Growth Index, which returned -0.51%. Poor positioning in health care was the main reason for the underperformance, with picks and an underweighting in the pharmaceuticals/biotechnology/life science industry particularly challenging. My choices within the software/services, health care equipment/services and automobiles/components industries also were letdowns. Our foreign holdings hurt overall, due in part to a stronger U.S. dollar. Individually, the biggest blow came from Polycom, a video and voice conferencing company, while Sohu.com, China's largest Internet company, and untimely ownership of medical device company Integra LifeSciences Holdings also hurt. Polycom, Sohu.com and Integra were not held at period end. Conversely, picks within industrials, tech hardware/equipment and materials were additive. At the stock level, specialty retailer Sally Beauty Holdings and Canadian discount store operator Dollarama were winners, as was a position in biopharmaceutical firm Amylin Pharmaceuticals. All of the names mentioned, except Integra, were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.31%
Actual		$ 1,000.00	$ 1,021.20	$ 6.58
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.57
Class T	1.57%
Actual		$ 1,000.00	$ 1,019.50	$ 7.88
Hypothetical A		$ 1,000.00	$ 1,017.06	$ 7.87
Class B	2.06%
Actual		$ 1,000.00	$ 1,016.70	$ 10.33
Hypothetical A		$ 1,000.00	$ 1,014.62	$ 10.32
Class C	2.07%
Actual		$ 1,000.00	$ 1,016.80	$ 10.38
Hypothetical A		$ 1,000.00	$ 1,014.57	$ 10.37
Small Cap Growth	.98%
Actual		$ 1,000.00	$ 1,022.20	$ 4.93
Hypothetical A		$ 1,000.00	$ 1,019.99	$ 4.92
Class F	.77%
Actual		$ 1,000.00	$ 1,023.30	$ 3.87
Hypothetical A		$ 1,000.00	$ 1,021.03	$ 3.87
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,022.80	$ 5.03
Hypothetical A		$ 1,000.00	$ 1,019.89	$ 5.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Vitamin Shoppe, Inc.	1.5	0.9
Life Time Fitness, Inc.	1.4	0.7
Hibbett Sports, Inc.	1.4	0.8
Align Technology, Inc.	1.4	0.0
Susser Holdings Corp.	1.3	0.0
Ascena Retail Group, Inc.	1.3	1.1
Liquidity Services, Inc.	1.3	0.0
HMS Holdings Corp.	1.3	0.9
Aspen Technology, Inc.	1.3	0.7
Sally Beauty Holdings, Inc.	1.2	1.2
	13.4
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	21.2	14.2
Information Technology	20.6	24.4
Consumer Discretionary	17.5	16.5
Industrials	14.6	17.8
Financials	9.6	6.8
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 96.9%		Stocks and Equity Futures 98.4%
	Short-Term Investments and Net Other Assets (Liabilities) 3.1%		Short-Term Investments and Net Other Assets (Liabilities) 1.6%
* Foreign investments	9.1%	** Foreign investments	12.4%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CONSUMER DISCRETIONARY - 17.5%
Auto Components - 0.6%
Tenneco, Inc. (a)	394,600	$ 11,557,834
Hotels, Restaurants & Leisure - 4.9%
AFC Enterprises, Inc. (a)	600,000	13,254,000
Chuys Holdings, Inc.	17,700	308,157
Cracker Barrel Old Country Store, Inc.	278,800	17,469,608
Interval Leisure Group, Inc.	1,120,000	20,540,800
Life Time Fitness, Inc. (a)	577,600	26,228,816
Texas Roadhouse, Inc. Class A	701,900	12,149,889
		89,951,270
Household Durables - 1.9%
Jarden Corp.	290,000	13,108,000
Lennar Corp. Class A	303,800	8,873,998
Toll Brothers, Inc. (a)	461,300	13,456,121
		35,438,119
Multiline Retail - 1.0%
Dollarama, Inc.	214,900	13,393,080
The Bon-Ton Stores, Inc.	700,000	4,620,000
		18,013,080
Specialty Retail - 6.6%
Ascena Retail Group, Inc. (a)	1,334,800	24,480,232
Conn's, Inc. (a)	170,916	3,050,851
DSW, Inc. Class A	326,300	19,290,856
Hibbett Sports, Inc. (a)	430,000	26,131,100
Sally Beauty Holdings, Inc. (a)	801,000	21,162,420
Vitamin Shoppe, Inc. (a)	492,300	27,037,116
		121,152,575
Textiles, Apparel & Luxury Goods - 2.5%
Hanesbrands, Inc. (a)	450,000	13,509,000
PVH Corp.	139,459	11,077,228
Steven Madden Ltd. (a)	331,400	13,398,502
Ted Baker PLC	591,073	8,196,784
		46,181,514
TOTAL CONSUMER DISCRETIONARY		322,294,392
CONSUMER STAPLES - 5.8%
Food & Staples Retailing - 1.3%
Susser Holdings Corp. (a)	678,155	24,488,177
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 3.0%
Calavo Growers, Inc. (d)	495,299	$ 13,363,167
Hain Celestial Group, Inc. (a)	295,000	16,428,550
J&J Snack Foods Corp.	250,000	14,447,500
Post Holdings, Inc. (a)	400,000	11,840,000
		56,079,217
Household Products - 0.9%
WD-40 Co.	322,566	15,499,296
Personal Products - 0.6%
Elizabeth Arden, Inc. (a)	275,000	10,727,750
TOTAL CONSUMER STAPLES		106,794,440
ENERGY - 4.5%
Energy Equipment & Services - 2.2%
Essential Energy Services Ltd.	5,166,700	10,973,796
Tesco Corp. (a)	750,000	8,692,500
Western Energy Services Corp. (a)	1,530,000	10,740,589
Xtreme Drilling & Coil Services Corp. (a)(e)	4,100,000	6,786,658
Zedi, Inc. (a)(e)	5,020,900	3,905,172
		41,098,715
Oil, Gas & Consumable Fuels - 2.3%
Cabot Oil & Gas Corp.	250,000	10,547,500
Delek US Holdings, Inc.	81,100	1,600,914
Stone Energy Corp. (a)	516,300	13,558,038
Targa Resources Corp.	379,300	16,708,165
		42,414,617
TOTAL ENERGY		83,513,332
FINANCIALS - 9.6%
Commercial Banks - 3.1%
Banco Pine SA	1,658,287	10,868,043
BBCN Bancorp, Inc. (a)	1,640,000	18,597,600
Columbia Banking Systems, Inc.	579,043	10,451,726
Texas Capital Bancshares, Inc. (a)	400,000	17,236,000
		57,153,369
Insurance - 2.4%
Allied World Assurance Co. Holdings Ltd.	194,800	14,693,764
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Amerisafe, Inc. (a)	464,900	$ 11,606,229
ProAssurance Corp.	210,000	18,809,700
		45,109,693
Real Estate Investment Trusts - 3.3%
Highwoods Properties, Inc. (SBI)	419,000	14,191,530
LTC Properties, Inc.	430,000	15,351,000
Rayonier, Inc.	285,000	13,591,650
Sovran Self Storage, Inc.	300,000	17,130,000
		60,264,180
Real Estate Management & Development - 0.8%
Altisource Portfolio Solutions SA (a)	185,000	14,348,600
TOTAL FINANCIALS		176,875,842
HEALTH CARE - 21.2%
Biotechnology - 6.8%
Alkermes PLC (a)	175,500	3,262,545
Amarin Corp. PLC ADR (a)(d)	900,000	10,539,000
Amylin Pharmaceuticals, Inc. (a)	556,700	17,140,793
ARIAD Pharmaceuticals, Inc. (a)	400,000	7,652,000
ArQule, Inc. (a)	900,000	5,445,000
BioMarin Pharmaceutical, Inc. (a)	190,000	7,465,100
Infinity Pharmaceuticals, Inc. (a)	205,536	3,588,659
Isis Pharmaceuticals, Inc. (a)	437,257	5,299,555
Medivation, Inc. (a)	140,000	13,958,000
OncoGenex Pharmaceuticals, Inc. (a)(d)	570,000	7,957,200
Pharmacyclics, Inc. (a)(d)	150,000	7,981,500
Seattle Genetics, Inc. (a)	330,000	8,632,800
Targacept, Inc. (a)	500,000	2,160,000
Theravance, Inc. (a)(d)	379,000	11,040,270
Threshold Pharmaceuticals, Inc. (a)	880,000	6,107,200
XOMA Corp. (a)(d)	2,200,000	7,986,000
		126,215,622
Health Care Equipment & Supplies - 5.8%
Abiomed, Inc. (a)(d)	600,000	13,530,000
Align Technology, Inc. (a)	764,398	25,958,956
Cyberonics, Inc. (a)	322,000	13,942,600
ICU Medical, Inc. (a)	380,000	20,265,400
Sirona Dental Systems, Inc. (a)	195,000	8,429,850
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
The Cooper Companies, Inc.	151,900	$ 11,431,994
The Spectranetics Corp. (a)	1,130,000	13,334,000
		106,892,800
Health Care Providers & Services - 5.5%
Air Methods Corp. (a)	151,000	16,463,530
Catamaran Corp. (a)	100,807	8,562,338
Centene Corp. (a)	330,000	12,553,200
Corvel Corp. (a)	202,592	9,347,595
Health Net, Inc. (a)	302,482	6,660,654
HMS Holdings Corp. (a)	683,500	23,519,235
MEDNAX, Inc. (a)	172,900	11,433,877
MWI Veterinary Supply, Inc. (a)	148,400	13,517,756
		102,058,185
Health Care Technology - 0.9%
athenahealth, Inc. (a)(d)	120,000	10,980,000
Epocrates, Inc. (a)	672,706	5,072,203
		16,052,203
Life Sciences Tools & Services - 0.8%
Furiex Pharmaceuticals, Inc. (a)	200,000	3,844,000
Luminex Corp. (a)	620,000	10,620,600
		14,464,600
Pharmaceuticals - 1.4%
Cadence Pharmaceuticals, Inc. (a)	767,693	3,255,018
Impax Laboratories, Inc. (a)	640,200	14,225,244
ViroPharma, Inc. (a)	410,000	8,901,100
		26,381,362
TOTAL HEALTH CARE		392,064,772
INDUSTRIALS - 14.6%
Aerospace & Defense - 1.7%
Teledyne Technologies, Inc. (a)	235,700	14,684,110
TransDigm Group, Inc. (a)	138,183	17,046,255
		31,730,365
Building Products - 0.9%
Armstrong World Industries, Inc.	260,000	10,049,000
US Home Systems, Inc. (e)	725,000	6,604,750
		16,653,750
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.1%
Generac Holdings, Inc.	450,000	$ 10,269,000
Hubbell, Inc. Class B	161,800	13,312,904
II-VI, Inc. (a)	815,000	14,213,600
		37,795,504
Industrial Conglomerates - 0.8%
Carlisle Companies, Inc.	290,000	14,642,100
Machinery - 2.9%
Actuant Corp. Class A	383,100	10,903,026
Blount International, Inc. (a)	774,000	11,006,280
TriMas Corp. (a)	335,298	7,289,379
Valmont Industries, Inc.	75,000	9,291,000
Wabtec Corp.	197,300	15,622,214
		54,111,899
Marine - 0.6%
Kirby Corp. (a)	200,000	10,554,000
Professional Services - 3.0%
Advisory Board Co. (a)	421,005	18,941,015
MISTRAS Group, Inc. (a)	315,721	7,097,408
Nielsen Holdings B.V. (a)	650,000	18,525,000
Nihon M&A Center, Inc.	385,512	11,389,587
		55,953,010
Road & Rail - 0.6%
Genesee & Wyoming, Inc. Class A (a)	180,000	11,170,800
Trading Companies & Distributors - 2.0%
DXP Enterprises, Inc. (a)	214,719	9,490,580
Watsco, Inc.	289,000	19,634,660
WESCO International, Inc. (a)	145,000	8,077,950
		37,203,190
TOTAL INDUSTRIALS		269,814,618
INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 0.9%
Parrot SA (a)	368,100	11,209,528
Telular Corp.	500,000	4,715,000
		15,924,528
Computers & Peripherals - 0.7%
Super Micro Computer, Inc. (a)	979,923	12,160,844
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 2.1%
Insight Enterprises, Inc. (a)	377,400	$ 6,325,224
InvenSense, Inc.	137,076	1,768,280
Neonode, Inc. (a)(d)	1,380,000	6,969,000
OSI Systems, Inc. (a)	164,000	10,584,560
Parametric Sound Corp. (a)	249,068	2,428,413
Zygo Corp. (a)	619,600	11,078,448
		39,153,925
Internet Software & Services - 7.4%
Active Network, Inc. (a)	870,000	12,345,300
Bankrate, Inc. (a)(d)	600,000	9,570,000
Blucora, Inc. (a)	1,111,100	16,944,275
Cornerstone OnDemand, Inc. (a)	674,037	16,028,600
Demand Media, Inc. (a)(d)	1,743,000	19,382,160
Liquidity Services, Inc. (a)	523,400	23,929,848
LivePerson, Inc. (a)	963,426	18,016,066
QuinStreet, Inc. (a)(d)	1,350,000	12,244,500
VeriSign, Inc. (a)	200,000	8,884,000
		137,344,749
IT Services - 2.2%
Euronet Worldwide, Inc. (a)	500,000	9,140,000
Maximus, Inc.	320,000	16,160,000
ServiceSource International, Inc. (a)	336,399	3,794,581
Total System Services, Inc.	500,000	11,825,000
		40,919,581
Semiconductors & Semiconductor Equipment - 1.3%
Cymer, Inc. (a)	278,201	15,915,879
Entegris, Inc. (a)	1,056,500	8,504,825
		24,420,704
Software - 6.0%
Aspen Technology, Inc. (a)	992,200	23,197,636
BroadSoft, Inc. (a)(d)	456,600	11,209,530
CommVault Systems, Inc. (a)	360,000	17,467,200
Deltek, Inc. (a)	1,030,000	13,410,600
Ebix, Inc. (d)	575,610	12,484,981
MICROS Systems, Inc. (a)	260,312	12,427,295
Parametric Technology Corp. (a)	980,000	21,109,200
		111,306,442
TOTAL INFORMATION TECHNOLOGY		381,230,773
Common Stocks - continued
	Shares	Value
MATERIALS - 2.4%
Chemicals - 0.6%
Albemarle Corp.	200,300	$ 11,661,466
Containers & Packaging - 0.8%
Myers Industries, Inc.	850,000	13,974,000
Metals & Mining - 1.0%
Commercial Metals Co.	809,800	10,438,322
Compass Minerals International, Inc.	120,000	8,680,800
		19,119,122
TOTAL MATERIALS		44,754,588
UTILITIES - 0.7%
Electric Utilities - 0.7%
Cleco Corp.	280,000	12,252,800
TOTAL COMMON STOCKS (Cost $1,609,099,061)		1,789,595,557
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 0.17% (b)	50,560,836	50,560,836
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	71,793,425	71,793,425
TOTAL MONEY MARKET FUNDS (Cost $122,354,261)		122,354,261
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $1,731,453,322)		1,911,949,818
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(64,777,614)
NET ASSETS - 100%		$ 1,847,172,204
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 79,275
Fidelity Securities Lending Cash Central Fund	3,071,956
Total	$ 3,151,231
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Calavo Growers, Inc.	$ 16,826,331	$ 13,436,045	$ 19,540,642	$ 307,289	$ -
Perficient, Inc.	17,202,205	4,361,057	22,322,908	-	-
US Home Systems, Inc.	-	8,770,904	-	43,500	6,604,750
Xtreme Drilling & Coil Services Corp. (formerly Xtreme Coil Drilling Corp.)	-	12,099,252	-	-	6,786,658
Zedi, Inc.	-	3,695,906	-	-	3,905,172
Total	$ 34,028,536	$ 42,363,164	$ 41,863,550	$ 350,789	$ 17,296,580
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 322,294,392	$ 322,294,392	$ -	$ -
Consumer Staples	106,794,440	106,794,440	-	-
Energy	83,513,332	83,513,332	-	-
Financials	176,875,842	176,875,842	-	-
Health Care	392,064,772	392,064,772	-	-
Industrials	269,814,618	258,425,031	11,389,587	-
Information Technology	381,230,773	381,230,773	-	-
Materials	44,754,588	44,754,588	-	-
Utilities	12,252,800	12,252,800	-	-
Money Market Funds	122,354,261	122,354,261	-	-
Total Investments in Securities:	$ 1,911,949,818	$ 1,900,560,231	$ 11,389,587	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $69,355,870) - See accompanying schedule: Unaffiliated issuers (cost $1,584,533,000)	$ 1,772,298,977
Fidelity Central Funds (cost $122,354,261)	122,354,261
Other affiliated issuers (cost $24,566,061)	17,296,580
Total Investments (cost $1,731,453,322)		$ 1,911,949,818
Cash		465,902
Receivable for investments sold		36,822,778
Receivable for fund shares sold		1,053,361
Dividends receivable		442,749
Distributions receivable from Fidelity Central Funds		49,171
Other receivables		85,041
Total assets		1,950,868,820

Liabilities
Payable for investments purchased	$ 29,150,268
Payable for fund shares redeemed	1,206,971
Accrued management fee	1,131,791
Distribution and service plan fees payable	47,878
Other affiliated payables	299,993
Other payables and accrued expenses	66,290
Collateral on securities loaned, at value	71,793,425
Total liabilities		103,696,616

Net Assets		$ 1,847,172,204
Net Assets consist of:
Paid in capital		$ 1,604,527,390
Accumulated net investment loss		(1,442,758)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		63,602,071
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		180,485,501
Net Assets		$ 1,847,172,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($59,684,141 ÷ 3,761,625 shares)	$ 15.87

Maximum offering price per share (100/94.25 of $15.87)	$ 16.84
Class T: Net Asset Value and redemption price per share ($27,657,540 ÷ 1,764,218 shares)	$ 15.68

Maximum offering price per share (100/96.50 of $15.68)	$ 16.25
Class B: Net Asset Value and offering price per share ($4,123,211 ÷ 271,428 shares)A	$ 15.19

Class C: Net Asset Value and offering price per share ($24,682,877 ÷ 1,627,852 shares)A	$ 15.16

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,166,101,377 ÷ 72,239,706 shares)	$ 16.14

Class F: Net Asset Value, offering price and redemption price per share ($528,229,315 ÷ 32,483,605 shares)	$ 16.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,693,743 ÷ 2,269,537 shares)	$ 16.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends (including $350,789 earned from other affiliated issuers)		$ 10,164,089
Special dividends		1,530,000
Interest		2,005
Income from Fidelity Central Funds (including $3,071,956 from security lending)		3,151,231
Total income		14,847,325

Expenses
Management fee Basic fee	$ 12,271,775
Performance adjustment	827,912
Transfer agent fees	3,165,497
Distribution and service plan fees	563,361
Accounting and security lending fees	550,873
Custodian fees and expenses	30,254
Independent trustees' compensation	11,394
Registration fees	99,536
Audit	58,667
Legal	5,590
Miscellaneous	18,436
Total expenses before reductions	17,603,295
Expense reductions	(174,685)	17,428,610
Net investment income (loss)		(2,581,285)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	77,468,956
Other affiliated issuers	1,136,369
Foreign currency transactions	(232,876)
Futures contracts	5,787,075
Total net realized gain (loss)		84,159,524
Change in net unrealized appreciation (depreciation) on: Investment securities	(104,787,928)
Assets and liabilities in foreign currencies	(14,661)
Total change in net unrealized appreciation (depreciation)		(104,802,589)
Net gain (loss)		(20,643,065)
Net increase (decrease) in net assets resulting from operations		$ (23,224,350)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,581,285)	$ (3,102,614)
Net realized gain (loss)	84,159,524	221,065,530
Change in net unrealized appreciation (depreciation)	(104,802,589)	210,253,368
Net increase (decrease) in net assets resulting from operations	(23,224,350)	428,216,284
Distributions to shareholders from net realized gain	(34,799,429)	(3,013,255)
Share transactions - net increase (decrease)	61,802,637	(17,486,495)
Redemption fees	255,125	229,000
Total increase (decrease) in net assets	4,033,983	407,945,534

Net Assets
Beginning of period	1,843,138,221	1,435,192,687
End of period (including accumulated net investment loss of $1,442,758 and accumulated net investment loss of $848,304, respectively)	$ 1,847,172,204	$ 1,843,138,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.42	$ 12.66	$ 10.79	$ 13.20	$ 16.06
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.07) G	(.07) H	(.06)	(.11)
Net realized and unrealized gain (loss)	(.16)	3.84	1.94	(2.35)	(1.73)
Total from investment operations	(.23)	3.77	1.87	(2.41)	(1.84)
Distributions from net realized gain	(.32)	(.01) K	-	-	(1.02)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.87	$ 16.42	$ 12.66	$ 10.79	$ 13.20
Total Return A,B	(1.14)%	29.78%	17.33%	(18.26)%	(12.26)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.35%	1.25%	1.35%	1.33%	1.40%
Expenses net of fee waivers, if any	1.35%	1.25%	1.35%	1.33%	1.40%
Expenses net of all reductions	1.34%	1.23%	1.34%	1.33%	1.39%
Net investment income (loss)	(.49)% F	(.47)% G	(.56)% H	(.64)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,684	$ 67,272	$ 50,620	$ 40,211	$ 42,187
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.27	$ 12.57	$ 10.74	$ 13.17	$ 16.01
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.11) G	(.10) H	(.09)	(.15)
Net realized and unrealized gain (loss)	(.16)	3.81	1.93	(2.34)	(1.73)
Total from investment operations	(.27)	3.70	1.83	(2.43)	(1.88)
Distributions from net realized gain	(.32)	-	-	-	(.96)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.68	$ 16.27	$ 12.57	$ 10.74	$ 13.17
Total Return A,B	(1.41)%	29.44%	17.04%	(18.45)%	(12.50)%
Ratios to Average Net AssetsD,I
Expenses before reductions	1.61%	1.50%	1.61%	1.60%	1.65%
Expenses net of fee waivers, if any	1.61%	1.50%	1.61%	1.60%	1.65%
Expenses net of all reductions	1.60%	1.49%	1.60%	1.59%	1.65%
Net investment income (loss)	(.74)% F	(.73)% G	(.82)% H	(.91)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,658	$ 30,764	$ 23,930	$ 21,533	$ 21,754
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.86	$ 12.30	$ 10.57	$ 13.03	$ 15.85
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.18) G	(.16) H	(.13)	(.22)
Net realized and unrealized gain (loss)	(.17)	3.74	1.89	(2.33)	(1.71)
Total from investment operations	(.35)	3.56	1.73	(2.46)	(1.93)
Distributions from net realized gain	(.32)	-	-	-	(.89)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.19	$ 15.86	$ 12.30	$ 10.57	$ 13.03
Total Return A,B	(1.96)%	28.94%	16.37%	(18.88)%	(12.92)%
Ratios to Average Net Assets D,I
Expenses before reductions	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of fee waivers, if any	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of all reductions	2.09%	1.98%	2.09%	2.08%	2.15%
Net investment income (loss)	(1.23)% F	(1.22)% G	(1.32)% H	(1.39)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,123	$ 5,295	$ 5,142	$ 4,171	$ 5,517
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.83	$ 12.28	$ 10.55	$ 13.00	$ 15.84
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.18) G	(.16) H	(.13)	(.22)
Net realized and unrealized gain (loss)	(.17)	3.73	1.89	(2.32)	(1.71)
Total from investment operations	(.35)	3.55	1.73	(2.45)	(1.93)
Distributions from net realized gain	(.32)	-	-	-	(.91)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.16	$ 15.83	$ 12.28	$ 10.55	$ 13.00
Total Return A,B	(1.96)%	28.91%	16.40%	(18.85)%	(12.94)%
Ratios to Average Net Assets D,I
Expenses before reductions	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of fee waivers, if any	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of all reductions	2.09%	1.98%	2.09%	2.07%	2.14%
Net investment income (loss)	(1.24)% F	(1.22)% G	(1.32)% H	(1.39)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,683	$ 24,914	$ 18,091	$ 14,267	$ 15,946
Portfolio turnover rate E	150%	106%	105%	150%	113%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.65	$ 12.81	$ 10.89	$ 13.29	$ 16.15
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.04) G	(.04)	(.07)
Net realized and unrealized gain (loss)	(.16)	3.90	1.96	(2.36)	(1.74)
Total from investment operations	(.19)	3.87	1.92	(2.40)	(1.81)
Distributions from net realized gain	(.32)	(.03) J	-	-	(1.05)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.14	$ 16.65	$ 12.81	$ 10.89	$ 13.29
Total Return A	(.88)%	30.20%	17.63%	(18.06)%	(11.98)%
Ratios to Average Net Assets C,H
Expenses before reductions	1.03%	.95%	1.08%	1.08%	1.11%
Expenses net of fee waivers, if any	1.03%	.95%	1.08%	1.08%	1.11%
Expenses net of all reductions	1.02%	.93%	1.07%	1.08%	1.10%
Net investment income (loss)	(.16)% E	(.17)% F	(.29)% G	(.39)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,166,101	$ 1,382,688	$ 1,204,818	$ 1,085,184	$ 1,217,520
Portfolio turnover rate D	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 K
Selected Per-Share Data
Net asset value, beginning of period	$ 16.73	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.01 H	.01 I	-J,M	(.01)
Net realized and unrealized gain (loss)	(.16)	3.91	1.95	.88
Total from investment operations	(.15)	3.92	1.95	.87
Distributions from net realized gain	(.32)	(.04) N	-	-
Redemption fees added to paid in capital D,M	-	-	-	-
Net asset value, end of period	$ 16.26	$ 16.73	$ 12.85	$ 10.90
Total Return B,C	(.64)%	30.56%	17.89%	8.67%
Ratios to Average Net Assets E,L
Expenses before reductions	.80%	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.80%	.70%	.78%	.74% A
Expenses net of all reductions	.79%	.68%	.77%	.73% A
Net investment income (loss)	.07% H	.08% I	-% G,J	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 528,229	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	150%	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

K For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do no represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

N The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.68	$ 12.83	$ 10.91	$ 13.30	$ 16.15
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.03) G	(.03)	(.06)
Net realized and unrealized gain (loss)	(.16)	3.91	1.95	(2.36)	(1.74)
Total from investment operations	(.19)	3.88	1.92	(2.39)	(1.80)
Distributions from net realized gain	(.32)	(.03) J	-	-	(1.05)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.17	$ 16.68	$ 12.83	$ 10.91	$ 13.30
Total Return A	(.88)%	30.24%	17.60%	(17.97)%	(11.93)%
Ratios to Average Net Assets C,H
Expenses before reductions	1.06%	.94%	1.03%	1.05%	1.04%
Expenses net of fee waivers, if any	1.06%	.94%	1.03%	1.05%	1.04%
Expenses net of all reductions	1.05%	.93%	1.02%	1.04%	1.03%
Net investment income (loss)	(.19)% E	(.17)% F	(.24)% G	(.36)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,694	$ 41,440	$ 25,650	$ 19,204	$ 22,444
Portfolio turnover rate D	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

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3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended July 31, 2011. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses, future transactions, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 262,984,526
Gross unrealized depreciation	(85,038,817)
Net unrealized appreciation (depreciation) on securities and other investments	$ 177,945,709

Tax Cost	$ 1,734,004,109

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 66,152,857
Net unrealized appreciation (depreciation)	$ 177,934,714

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Long-term Capital Gains	$ 34,799,429	$ 3,013,255

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

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Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on

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4. Derivative Instruments - continued

Futures Contracts - continued

futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $5,787,075 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,541,649,453 and $2,542,251,432, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 149,665	$ 2,982
Class T	.25%	.25%	135,654	40
Class B	.75%	.25%	44,856	33,711
Class C	.75%	.25%	233,186	40,343
			$ 563,361	$ 77,076

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,734
Class T	6,727
Class B*	6,869
Class C*	3,375
$ 35,705

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 180,619.30
Class T	83,964.31
Class B	13,505.30
Class C	70,300.30
Small Cap Growth	2,720,942.23
Institutional Class	96,167.26
	$ 3,165,497

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $106,659 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,901 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

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Notes to Financial Statements - continued

8. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,791,412. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $75,770 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $174,463 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $222.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net realized gain
Class A	$ 1,262,924	$ 40,130
Class T	573,407	-
Class B	101,910	-
Class C	481,854	-
Small Cap Growth	25,434,274	2,420,020
Class F	6,152,820	492,928
Institutional Class	792,240	60,177
Total	$ 34,799,429	$ 3,013,255

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	986,718	1,459,436	$ 14,926,996	$ 22,640,692
Reinvestment of distributions	85,896	2,323	1,194,285	36,172
Shares redeemed	(1,407,222)	(1,364,690)	(21,375,353)	(20,977,078)
Net increase (decrease)	(334,608)	97,069	$ (5,254,072)	$ 1,699,786
Class T
Shares sold	358,193	420,613	$ 5,456,756	$ 6,491,294
Reinvestment of distributions	38,774	-	533,890	-
Shares redeemed	(523,310)	(434,512)	(7,812,853)	(6,714,256)
Net increase (decrease)	(126,343)	(13,899)	$ (1,822,207)	$ (222,962)
Class B
Shares sold	11,810	25,204	$ 172,624	$ 366,276
Reinvestment of distributions	7,173	-	96,091	-
Shares redeemed	(81,516)	(109,118)	(1,196,288)	(1,597,390)
Net increase (decrease)	(62,533)	(83,914)	$ (927,573)	$ (1,231,114)
Class C
Shares sold	405,451	469,568	$ 5,976,693	$ 7,154,653
Reinvestment of distributions	33,110	-	443,092	-
Shares redeemed	(384,855)	(368,398)	(5,527,477)	(5,494,248)
Net increase (decrease)	53,706	101,170	$ 892,308	$ 1,660,405
Small Cap Growth
Shares sold	14,552,522	19,971,507	$ 226,496,807	$ 315,167,556
Reinvestment of distributions	1,774,167	153,921	25,022,882	2,384,001
Shares redeemed	(27,135,724)	(31,144,660)	(414,348,619)	(483,710,319)
Net increase (decrease)	(10,809,035)	(11,019,232)	$ (162,828,930)	$ (166,158,762)
Class F
Shares sold	16,430,240	11,382,202	$ 255,874,632	$ 176,012,143
Reinvestment of distributions	432,802	31,816	6,152,820	492,928
Shares redeemed	(1,757,546)	(2,356,621)	(26,811,905)	(37,493,486)
Net increase (decrease)	15,105,496	9,057,397	$ 235,215,547	$ 139,011,585
Institutional Class
Shares sold	819,623	1,038,111	$ 12,520,738	$ 16,415,657
Reinvestment of distributions	44,186	2,532	624,723	39,301
Shares redeemed	(1,078,752)	(555,221)	(16,617,897)	(8,700,391)
Net increase (decrease)	(214,943)	485,422	$ (3,472,436)	$ 7,754,567

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Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 60% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay on September 10, 2012, to shareholders of record at the opening of business on September 7, 2012, a distribution of $0.582 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2012, $80,163,961, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in November 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SCP-UANN-0912
1.803694.107

Fidelity®

Small Cap Growth

Fund
Class F

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

p20

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Class F B	-0.64%	2.00%	8.05%

A From November 3, 2004.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Small Cap Growth Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund - Class F on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Patrick Venanzi, who became Portfolio Manager of Fidelity® Small Cap Growth Fund on November 17, 2011: For the year, the fund's Class F shares returned -0.64%, slightly lagging the Russell 2000® Growth Index, which returned -0.51%. Poor positioning in health care was the main reason for the underperformance, with picks and an underweighting in the pharmaceuticals/biotechnology/life science industry particularly challenging. My choices within the software/services, health care equipment/services and automobiles/components industries also were letdowns. Our foreign holdings hurt overall, due in part to a stronger U.S. dollar. Individually, the biggest blow came from Polycom, a video and voice conferencing company, while Sohu.com, China's largest Internet company, and untimely ownership of medical device company Integra LifeSciences Holdings also hurt. Polycom, Sohu.com and Integra were not held at period end. Conversely, picks within industrials, tech hardware/equipment and materials were additive. At the stock level, specialty retailer Sally Beauty Holdings and Canadian discount store operator Dollarama were winners, as was a position in biopharmaceutical firm Amylin Pharmaceuticals. All of the names mentioned, except Integra, were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.31%
Actual		$ 1,000.00	$ 1,021.20	$ 6.58
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.57
Class T	1.57%
Actual		$ 1,000.00	$ 1,019.50	$ 7.88
Hypothetical A		$ 1,000.00	$ 1,017.06	$ 7.87
Class B	2.06%
Actual		$ 1,000.00	$ 1,016.70	$ 10.33
Hypothetical A		$ 1,000.00	$ 1,014.62	$ 10.32
Class C	2.07%
Actual		$ 1,000.00	$ 1,016.80	$ 10.38
Hypothetical A		$ 1,000.00	$ 1,014.57	$ 10.37
Small Cap Growth	.98%
Actual		$ 1,000.00	$ 1,022.20	$ 4.93
Hypothetical A		$ 1,000.00	$ 1,019.99	$ 4.92
Class F	.77%
Actual		$ 1,000.00	$ 1,023.30	$ 3.87
Hypothetical A		$ 1,000.00	$ 1,021.03	$ 3.87
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,022.80	$ 5.03
Hypothetical A		$ 1,000.00	$ 1,019.89	$ 5.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Vitamin Shoppe, Inc.	1.5	0.9
Life Time Fitness, Inc.	1.4	0.7
Hibbett Sports, Inc.	1.4	0.8
Align Technology, Inc.	1.4	0.0
Susser Holdings Corp.	1.3	0.0
Ascena Retail Group, Inc.	1.3	1.1
Liquidity Services, Inc.	1.3	0.0
HMS Holdings Corp.	1.3	0.9
Aspen Technology, Inc.	1.3	0.7
Sally Beauty Holdings, Inc.	1.2	1.2
	13.4
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	21.2	14.2
Information Technology	20.6	24.4
Consumer Discretionary	17.5	16.5
Industrials	14.6	17.8
Financials	9.6	6.8
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 96.9%		Stocks and Equity Futures 98.4%
	Short-Term Investments and Net Other Assets (Liabilities) 3.1%		Short-Term Investments and Net Other Assets (Liabilities) 1.6%
* Foreign investments	9.1%	** Foreign investments	12.4%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CONSUMER DISCRETIONARY - 17.5%
Auto Components - 0.6%
Tenneco, Inc. (a)	394,600	$ 11,557,834
Hotels, Restaurants & Leisure - 4.9%
AFC Enterprises, Inc. (a)	600,000	13,254,000
Chuys Holdings, Inc.	17,700	308,157
Cracker Barrel Old Country Store, Inc.	278,800	17,469,608
Interval Leisure Group, Inc.	1,120,000	20,540,800
Life Time Fitness, Inc. (a)	577,600	26,228,816
Texas Roadhouse, Inc. Class A	701,900	12,149,889
		89,951,270
Household Durables - 1.9%
Jarden Corp.	290,000	13,108,000
Lennar Corp. Class A	303,800	8,873,998
Toll Brothers, Inc. (a)	461,300	13,456,121
		35,438,119
Multiline Retail - 1.0%
Dollarama, Inc.	214,900	13,393,080
The Bon-Ton Stores, Inc.	700,000	4,620,000
		18,013,080
Specialty Retail - 6.6%
Ascena Retail Group, Inc. (a)	1,334,800	24,480,232
Conn's, Inc. (a)	170,916	3,050,851
DSW, Inc. Class A	326,300	19,290,856
Hibbett Sports, Inc. (a)	430,000	26,131,100
Sally Beauty Holdings, Inc. (a)	801,000	21,162,420
Vitamin Shoppe, Inc. (a)	492,300	27,037,116
		121,152,575
Textiles, Apparel & Luxury Goods - 2.5%
Hanesbrands, Inc. (a)	450,000	13,509,000
PVH Corp.	139,459	11,077,228
Steven Madden Ltd. (a)	331,400	13,398,502
Ted Baker PLC	591,073	8,196,784
		46,181,514
TOTAL CONSUMER DISCRETIONARY		322,294,392
CONSUMER STAPLES - 5.8%
Food & Staples Retailing - 1.3%
Susser Holdings Corp. (a)	678,155	24,488,177
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 3.0%
Calavo Growers, Inc. (d)	495,299	$ 13,363,167
Hain Celestial Group, Inc. (a)	295,000	16,428,550
J&J Snack Foods Corp.	250,000	14,447,500
Post Holdings, Inc. (a)	400,000	11,840,000
		56,079,217
Household Products - 0.9%
WD-40 Co.	322,566	15,499,296
Personal Products - 0.6%
Elizabeth Arden, Inc. (a)	275,000	10,727,750
TOTAL CONSUMER STAPLES		106,794,440
ENERGY - 4.5%
Energy Equipment & Services - 2.2%
Essential Energy Services Ltd.	5,166,700	10,973,796
Tesco Corp. (a)	750,000	8,692,500
Western Energy Services Corp. (a)	1,530,000	10,740,589
Xtreme Drilling & Coil Services Corp. (a)(e)	4,100,000	6,786,658
Zedi, Inc. (a)(e)	5,020,900	3,905,172
		41,098,715
Oil, Gas & Consumable Fuels - 2.3%
Cabot Oil & Gas Corp.	250,000	10,547,500
Delek US Holdings, Inc.	81,100	1,600,914
Stone Energy Corp. (a)	516,300	13,558,038
Targa Resources Corp.	379,300	16,708,165
		42,414,617
TOTAL ENERGY		83,513,332
FINANCIALS - 9.6%
Commercial Banks - 3.1%
Banco Pine SA	1,658,287	10,868,043
BBCN Bancorp, Inc. (a)	1,640,000	18,597,600
Columbia Banking Systems, Inc.	579,043	10,451,726
Texas Capital Bancshares, Inc. (a)	400,000	17,236,000
		57,153,369
Insurance - 2.4%
Allied World Assurance Co. Holdings Ltd.	194,800	14,693,764
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Amerisafe, Inc. (a)	464,900	$ 11,606,229
ProAssurance Corp.	210,000	18,809,700
		45,109,693
Real Estate Investment Trusts - 3.3%
Highwoods Properties, Inc. (SBI)	419,000	14,191,530
LTC Properties, Inc.	430,000	15,351,000
Rayonier, Inc.	285,000	13,591,650
Sovran Self Storage, Inc.	300,000	17,130,000
		60,264,180
Real Estate Management & Development - 0.8%
Altisource Portfolio Solutions SA (a)	185,000	14,348,600
TOTAL FINANCIALS		176,875,842
HEALTH CARE - 21.2%
Biotechnology - 6.8%
Alkermes PLC (a)	175,500	3,262,545
Amarin Corp. PLC ADR (a)(d)	900,000	10,539,000
Amylin Pharmaceuticals, Inc. (a)	556,700	17,140,793
ARIAD Pharmaceuticals, Inc. (a)	400,000	7,652,000
ArQule, Inc. (a)	900,000	5,445,000
BioMarin Pharmaceutical, Inc. (a)	190,000	7,465,100
Infinity Pharmaceuticals, Inc. (a)	205,536	3,588,659
Isis Pharmaceuticals, Inc. (a)	437,257	5,299,555
Medivation, Inc. (a)	140,000	13,958,000
OncoGenex Pharmaceuticals, Inc. (a)(d)	570,000	7,957,200
Pharmacyclics, Inc. (a)(d)	150,000	7,981,500
Seattle Genetics, Inc. (a)	330,000	8,632,800
Targacept, Inc. (a)	500,000	2,160,000
Theravance, Inc. (a)(d)	379,000	11,040,270
Threshold Pharmaceuticals, Inc. (a)	880,000	6,107,200
XOMA Corp. (a)(d)	2,200,000	7,986,000
		126,215,622
Health Care Equipment & Supplies - 5.8%
Abiomed, Inc. (a)(d)	600,000	13,530,000
Align Technology, Inc. (a)	764,398	25,958,956
Cyberonics, Inc. (a)	322,000	13,942,600
ICU Medical, Inc. (a)	380,000	20,265,400
Sirona Dental Systems, Inc. (a)	195,000	8,429,850
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
The Cooper Companies, Inc.	151,900	$ 11,431,994
The Spectranetics Corp. (a)	1,130,000	13,334,000
		106,892,800
Health Care Providers & Services - 5.5%
Air Methods Corp. (a)	151,000	16,463,530
Catamaran Corp. (a)	100,807	8,562,338
Centene Corp. (a)	330,000	12,553,200
Corvel Corp. (a)	202,592	9,347,595
Health Net, Inc. (a)	302,482	6,660,654
HMS Holdings Corp. (a)	683,500	23,519,235
MEDNAX, Inc. (a)	172,900	11,433,877
MWI Veterinary Supply, Inc. (a)	148,400	13,517,756
		102,058,185
Health Care Technology - 0.9%
athenahealth, Inc. (a)(d)	120,000	10,980,000
Epocrates, Inc. (a)	672,706	5,072,203
		16,052,203
Life Sciences Tools & Services - 0.8%
Furiex Pharmaceuticals, Inc. (a)	200,000	3,844,000
Luminex Corp. (a)	620,000	10,620,600
		14,464,600
Pharmaceuticals - 1.4%
Cadence Pharmaceuticals, Inc. (a)	767,693	3,255,018
Impax Laboratories, Inc. (a)	640,200	14,225,244
ViroPharma, Inc. (a)	410,000	8,901,100
		26,381,362
TOTAL HEALTH CARE		392,064,772
INDUSTRIALS - 14.6%
Aerospace & Defense - 1.7%
Teledyne Technologies, Inc. (a)	235,700	14,684,110
TransDigm Group, Inc. (a)	138,183	17,046,255
		31,730,365
Building Products - 0.9%
Armstrong World Industries, Inc.	260,000	10,049,000
US Home Systems, Inc. (e)	725,000	6,604,750
		16,653,750
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.1%
Generac Holdings, Inc.	450,000	$ 10,269,000
Hubbell, Inc. Class B	161,800	13,312,904
II-VI, Inc. (a)	815,000	14,213,600
		37,795,504
Industrial Conglomerates - 0.8%
Carlisle Companies, Inc.	290,000	14,642,100
Machinery - 2.9%
Actuant Corp. Class A	383,100	10,903,026
Blount International, Inc. (a)	774,000	11,006,280
TriMas Corp. (a)	335,298	7,289,379
Valmont Industries, Inc.	75,000	9,291,000
Wabtec Corp.	197,300	15,622,214
		54,111,899
Marine - 0.6%
Kirby Corp. (a)	200,000	10,554,000
Professional Services - 3.0%
Advisory Board Co. (a)	421,005	18,941,015
MISTRAS Group, Inc. (a)	315,721	7,097,408
Nielsen Holdings B.V. (a)	650,000	18,525,000
Nihon M&A Center, Inc.	385,512	11,389,587
		55,953,010
Road & Rail - 0.6%
Genesee & Wyoming, Inc. Class A (a)	180,000	11,170,800
Trading Companies & Distributors - 2.0%
DXP Enterprises, Inc. (a)	214,719	9,490,580
Watsco, Inc.	289,000	19,634,660
WESCO International, Inc. (a)	145,000	8,077,950
		37,203,190
TOTAL INDUSTRIALS		269,814,618
INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 0.9%
Parrot SA (a)	368,100	11,209,528
Telular Corp.	500,000	4,715,000
		15,924,528
Computers & Peripherals - 0.7%
Super Micro Computer, Inc. (a)	979,923	12,160,844
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 2.1%
Insight Enterprises, Inc. (a)	377,400	$ 6,325,224
InvenSense, Inc.	137,076	1,768,280
Neonode, Inc. (a)(d)	1,380,000	6,969,000
OSI Systems, Inc. (a)	164,000	10,584,560
Parametric Sound Corp. (a)	249,068	2,428,413
Zygo Corp. (a)	619,600	11,078,448
		39,153,925
Internet Software & Services - 7.4%
Active Network, Inc. (a)	870,000	12,345,300
Bankrate, Inc. (a)(d)	600,000	9,570,000
Blucora, Inc. (a)	1,111,100	16,944,275
Cornerstone OnDemand, Inc. (a)	674,037	16,028,600
Demand Media, Inc. (a)(d)	1,743,000	19,382,160
Liquidity Services, Inc. (a)	523,400	23,929,848
LivePerson, Inc. (a)	963,426	18,016,066
QuinStreet, Inc. (a)(d)	1,350,000	12,244,500
VeriSign, Inc. (a)	200,000	8,884,000
		137,344,749
IT Services - 2.2%
Euronet Worldwide, Inc. (a)	500,000	9,140,000
Maximus, Inc.	320,000	16,160,000
ServiceSource International, Inc. (a)	336,399	3,794,581
Total System Services, Inc.	500,000	11,825,000
		40,919,581
Semiconductors & Semiconductor Equipment - 1.3%
Cymer, Inc. (a)	278,201	15,915,879
Entegris, Inc. (a)	1,056,500	8,504,825
		24,420,704
Software - 6.0%
Aspen Technology, Inc. (a)	992,200	23,197,636
BroadSoft, Inc. (a)(d)	456,600	11,209,530
CommVault Systems, Inc. (a)	360,000	17,467,200
Deltek, Inc. (a)	1,030,000	13,410,600
Ebix, Inc. (d)	575,610	12,484,981
MICROS Systems, Inc. (a)	260,312	12,427,295
Parametric Technology Corp. (a)	980,000	21,109,200
		111,306,442
TOTAL INFORMATION TECHNOLOGY		381,230,773
Common Stocks - continued
	Shares	Value
MATERIALS - 2.4%
Chemicals - 0.6%
Albemarle Corp.	200,300	$ 11,661,466
Containers & Packaging - 0.8%
Myers Industries, Inc.	850,000	13,974,000
Metals & Mining - 1.0%
Commercial Metals Co.	809,800	10,438,322
Compass Minerals International, Inc.	120,000	8,680,800
		19,119,122
TOTAL MATERIALS		44,754,588
UTILITIES - 0.7%
Electric Utilities - 0.7%
Cleco Corp.	280,000	12,252,800
TOTAL COMMON STOCKS (Cost $1,609,099,061)		1,789,595,557
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 0.17% (b)	50,560,836	50,560,836
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	71,793,425	71,793,425
TOTAL MONEY MARKET FUNDS (Cost $122,354,261)		122,354,261
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $1,731,453,322)		1,911,949,818
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(64,777,614)
NET ASSETS - 100%		$ 1,847,172,204
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 79,275
Fidelity Securities Lending Cash Central Fund	3,071,956
Total	$ 3,151,231
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Calavo Growers, Inc.	$ 16,826,331	$ 13,436,045	$ 19,540,642	$ 307,289	$ -
Perficient, Inc.	17,202,205	4,361,057	22,322,908	-	-
US Home Systems, Inc.	-	8,770,904	-	43,500	6,604,750
Xtreme Drilling & Coil Services Corp. (formerly Xtreme Coil Drilling Corp.)	-	12,099,252	-	-	6,786,658
Zedi, Inc.	-	3,695,906	-	-	3,905,172
Total	$ 34,028,536	$ 42,363,164	$ 41,863,550	$ 350,789	$ 17,296,580
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 322,294,392	$ 322,294,392	$ -	$ -
Consumer Staples	106,794,440	106,794,440	-	-
Energy	83,513,332	83,513,332	-	-
Financials	176,875,842	176,875,842	-	-
Health Care	392,064,772	392,064,772	-	-
Industrials	269,814,618	258,425,031	11,389,587	-
Information Technology	381,230,773	381,230,773	-	-
Materials	44,754,588	44,754,588	-	-
Utilities	12,252,800	12,252,800	-	-
Money Market Funds	122,354,261	122,354,261	-	-
Total Investments in Securities:	$ 1,911,949,818	$ 1,900,560,231	$ 11,389,587	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $69,355,870) - See accompanying schedule: Unaffiliated issuers (cost $1,584,533,000)	$ 1,772,298,977
Fidelity Central Funds (cost $122,354,261)	122,354,261
Other affiliated issuers (cost $24,566,061)	17,296,580
Total Investments (cost $1,731,453,322)		$ 1,911,949,818
Cash		465,902
Receivable for investments sold		36,822,778
Receivable for fund shares sold		1,053,361
Dividends receivable		442,749
Distributions receivable from Fidelity Central Funds		49,171
Other receivables		85,041
Total assets		1,950,868,820

Liabilities
Payable for investments purchased	$ 29,150,268
Payable for fund shares redeemed	1,206,971
Accrued management fee	1,131,791
Distribution and service plan fees payable	47,878
Other affiliated payables	299,993
Other payables and accrued expenses	66,290
Collateral on securities loaned, at value	71,793,425
Total liabilities		103,696,616

Net Assets		$ 1,847,172,204
Net Assets consist of:
Paid in capital		$ 1,604,527,390
Accumulated net investment loss		(1,442,758)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		63,602,071
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		180,485,501
Net Assets		$ 1,847,172,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($59,684,141 ÷ 3,761,625 shares)	$ 15.87

Maximum offering price per share (100/94.25 of $15.87)	$ 16.84
Class T: Net Asset Value and redemption price per share ($27,657,540 ÷ 1,764,218 shares)	$ 15.68

Maximum offering price per share (100/96.50 of $15.68)	$ 16.25
Class B: Net Asset Value and offering price per share ($4,123,211 ÷ 271,428 shares)A	$ 15.19

Class C: Net Asset Value and offering price per share ($24,682,877 ÷ 1,627,852 shares)A	$ 15.16

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,166,101,377 ÷ 72,239,706 shares)	$ 16.14

Class F: Net Asset Value, offering price and redemption price per share ($528,229,315 ÷ 32,483,605 shares)	$ 16.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,693,743 ÷ 2,269,537 shares)	$ 16.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends (including $350,789 earned from other affiliated issuers)		$ 10,164,089
Special dividends		1,530,000
Interest		2,005
Income from Fidelity Central Funds (including $3,071,956 from security lending)		3,151,231
Total income		14,847,325

Expenses
Management fee Basic fee	$ 12,271,775
Performance adjustment	827,912
Transfer agent fees	3,165,497
Distribution and service plan fees	563,361
Accounting and security lending fees	550,873
Custodian fees and expenses	30,254
Independent trustees' compensation	11,394
Registration fees	99,536
Audit	58,667
Legal	5,590
Miscellaneous	18,436
Total expenses before reductions	17,603,295
Expense reductions	(174,685)	17,428,610
Net investment income (loss)		(2,581,285)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	77,468,956
Other affiliated issuers	1,136,369
Foreign currency transactions	(232,876)
Futures contracts	5,787,075
Total net realized gain (loss)		84,159,524
Change in net unrealized appreciation (depreciation) on: Investment securities	(104,787,928)
Assets and liabilities in foreign currencies	(14,661)
Total change in net unrealized appreciation (depreciation)		(104,802,589)
Net gain (loss)		(20,643,065)
Net increase (decrease) in net assets resulting from operations		$ (23,224,350)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,581,285)	$ (3,102,614)
Net realized gain (loss)	84,159,524	221,065,530
Change in net unrealized appreciation (depreciation)	(104,802,589)	210,253,368
Net increase (decrease) in net assets resulting from operations	(23,224,350)	428,216,284
Distributions to shareholders from net realized gain	(34,799,429)	(3,013,255)
Share transactions - net increase (decrease)	61,802,637	(17,486,495)
Redemption fees	255,125	229,000
Total increase (decrease) in net assets	4,033,983	407,945,534

Net Assets
Beginning of period	1,843,138,221	1,435,192,687
End of period (including accumulated net investment loss of $1,442,758 and accumulated net investment loss of $848,304, respectively)	$ 1,847,172,204	$ 1,843,138,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.42	$ 12.66	$ 10.79	$ 13.20	$ 16.06
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.07) G	(.07) H	(.06)	(.11)
Net realized and unrealized gain (loss)	(.16)	3.84	1.94	(2.35)	(1.73)
Total from investment operations	(.23)	3.77	1.87	(2.41)	(1.84)
Distributions from net realized gain	(.32)	(.01) K	-	-	(1.02)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.87	$ 16.42	$ 12.66	$ 10.79	$ 13.20
Total Return A,B	(1.14)%	29.78%	17.33%	(18.26)%	(12.26)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.35%	1.25%	1.35%	1.33%	1.40%
Expenses net of fee waivers, if any	1.35%	1.25%	1.35%	1.33%	1.40%
Expenses net of all reductions	1.34%	1.23%	1.34%	1.33%	1.39%
Net investment income (loss)	(.49)% F	(.47)% G	(.56)% H	(.64)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,684	$ 67,272	$ 50,620	$ 40,211	$ 42,187
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.27	$ 12.57	$ 10.74	$ 13.17	$ 16.01
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.11) G	(.10) H	(.09)	(.15)
Net realized and unrealized gain (loss)	(.16)	3.81	1.93	(2.34)	(1.73)
Total from investment operations	(.27)	3.70	1.83	(2.43)	(1.88)
Distributions from net realized gain	(.32)	-	-	-	(.96)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.68	$ 16.27	$ 12.57	$ 10.74	$ 13.17
Total Return A,B	(1.41)%	29.44%	17.04%	(18.45)%	(12.50)%
Ratios to Average Net AssetsD,I
Expenses before reductions	1.61%	1.50%	1.61%	1.60%	1.65%
Expenses net of fee waivers, if any	1.61%	1.50%	1.61%	1.60%	1.65%
Expenses net of all reductions	1.60%	1.49%	1.60%	1.59%	1.65%
Net investment income (loss)	(.74)% F	(.73)% G	(.82)% H	(.91)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,658	$ 30,764	$ 23,930	$ 21,533	$ 21,754
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.86	$ 12.30	$ 10.57	$ 13.03	$ 15.85
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.18) G	(.16) H	(.13)	(.22)
Net realized and unrealized gain (loss)	(.17)	3.74	1.89	(2.33)	(1.71)
Total from investment operations	(.35)	3.56	1.73	(2.46)	(1.93)
Distributions from net realized gain	(.32)	-	-	-	(.89)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.19	$ 15.86	$ 12.30	$ 10.57	$ 13.03
Total Return A,B	(1.96)%	28.94%	16.37%	(18.88)%	(12.92)%
Ratios to Average Net Assets D,I
Expenses before reductions	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of fee waivers, if any	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of all reductions	2.09%	1.98%	2.09%	2.08%	2.15%
Net investment income (loss)	(1.23)% F	(1.22)% G	(1.32)% H	(1.39)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,123	$ 5,295	$ 5,142	$ 4,171	$ 5,517
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.83	$ 12.28	$ 10.55	$ 13.00	$ 15.84
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.18) G	(.16) H	(.13)	(.22)
Net realized and unrealized gain (loss)	(.17)	3.73	1.89	(2.32)	(1.71)
Total from investment operations	(.35)	3.55	1.73	(2.45)	(1.93)
Distributions from net realized gain	(.32)	-	-	-	(.91)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.16	$ 15.83	$ 12.28	$ 10.55	$ 13.00
Total Return A,B	(1.96)%	28.91%	16.40%	(18.85)%	(12.94)%
Ratios to Average Net Assets D,I
Expenses before reductions	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of fee waivers, if any	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of all reductions	2.09%	1.98%	2.09%	2.07%	2.14%
Net investment income (loss)	(1.24)% F	(1.22)% G	(1.32)% H	(1.39)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,683	$ 24,914	$ 18,091	$ 14,267	$ 15,946
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.65	$ 12.81	$ 10.89	$ 13.29	$ 16.15
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.04) G	(.04)	(.07)
Net realized and unrealized gain (loss)	(.16)	3.90	1.96	(2.36)	(1.74)
Total from investment operations	(.19)	3.87	1.92	(2.40)	(1.81)
Distributions from net realized gain	(.32)	(.03) J	-	-	(1.05)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.14	$ 16.65	$ 12.81	$ 10.89	$ 13.29
Total Return A	(.88)%	30.20%	17.63%	(18.06)%	(11.98)%
Ratios to Average Net Assets C,H
Expenses before reductions	1.03%	.95%	1.08%	1.08%	1.11%
Expenses net of fee waivers, if any	1.03%	.95%	1.08%	1.08%	1.11%
Expenses net of all reductions	1.02%	.93%	1.07%	1.08%	1.10%
Net investment income (loss)	(.16)% E	(.17)% F	(.29)% G	(.39)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,166,101	$ 1,382,688	$ 1,204,818	$ 1,085,184	$ 1,217,520
Portfolio turnover rate D	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 K
Selected Per-Share Data
Net asset value, beginning of period	$ 16.73	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.01 H	.01 I	-J,M	(.01)
Net realized and unrealized gain (loss)	(.16)	3.91	1.95	.88
Total from investment operations	(.15)	3.92	1.95	.87
Distributions from net realized gain	(.32)	(.04) N	-	-
Redemption fees added to paid in capital D,M	-	-	-	-
Net asset value, end of period	$ 16.26	$ 16.73	$ 12.85	$ 10.90
Total Return B,C	(.64)%	30.56%	17.89%	8.67%
Ratios to Average Net Assets E,L
Expenses before reductions	.80%	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.80%	.70%	.78%	.74% A
Expenses net of all reductions	.79%	.68%	.77%	.73% A
Net investment income (loss)	.07% H	.08% I	-% G,J	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 528,229	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	150%	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

K For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do no represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

N The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.68	$ 12.83	$ 10.91	$ 13.30	$ 16.15
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.03) G	(.03)	(.06)
Net realized and unrealized gain (loss)	(.16)	3.91	1.95	(2.36)	(1.74)
Total from investment operations	(.19)	3.88	1.92	(2.39)	(1.80)
Distributions from net realized gain	(.32)	(.03) J	-	-	(1.05)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.17	$ 16.68	$ 12.83	$ 10.91	$ 13.30
Total Return A	(.88)%	30.24%	17.60%	(17.97)%	(11.93)%
Ratios to Average Net Assets C,H
Expenses before reductions	1.06%	.94%	1.03%	1.05%	1.04%
Expenses net of fee waivers, if any	1.06%	.94%	1.03%	1.05%	1.04%
Expenses net of all reductions	1.05%	.93%	1.02%	1.04%	1.03%
Net investment income (loss)	(.19)% E	(.17)% F	(.24)% G	(.36)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,694	$ 41,440	$ 25,650	$ 19,204	$ 22,444
Portfolio turnover rate D	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended July 31, 2011. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses, future transactions, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 262,984,526
Gross unrealized depreciation	(85,038,817)
Net unrealized appreciation (depreciation) on securities and other investments	$ 177,945,709

Tax Cost	$ 1,734,004,109

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 66,152,857
Net unrealized appreciation (depreciation)	$ 177,934,714

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Long-term Capital Gains	$ 34,799,429	$ 3,013,255

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $5,787,075 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,541,649,453 and $2,542,251,432, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 149,665	$ 2,982
Class T	.25%	.25%	135,654	40
Class B	.75%	.25%	44,856	33,711
Class C	.75%	.25%	233,186	40,343
			$ 563,361	$ 77,076

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,734
Class T	6,727
Class B*	6,869
Class C*	3,375
$ 35,705

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 180,619.30
Class T	83,964.31
Class B	13,505.30
Class C	70,300.30
Small Cap Growth	2,720,942.23
Institutional Class	96,167.26
	$ 3,165,497

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $106,659 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,901 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,791,412. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $75,770 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $174,463 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $222.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net realized gain
Class A	$ 1,262,924	$ 40,130
Class T	573,407	-
Class B	101,910	-
Class C	481,854	-
Small Cap Growth	25,434,274	2,420,020
Class F	6,152,820	492,928
Institutional Class	792,240	60,177
Total	$ 34,799,429	$ 3,013,255

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	986,718	1,459,436	$ 14,926,996	$ 22,640,692
Reinvestment of distributions	85,896	2,323	1,194,285	36,172
Shares redeemed	(1,407,222)	(1,364,690)	(21,375,353)	(20,977,078)
Net increase (decrease)	(334,608)	97,069	$ (5,254,072)	$ 1,699,786
Class T
Shares sold	358,193	420,613	$ 5,456,756	$ 6,491,294
Reinvestment of distributions	38,774	-	533,890	-
Shares redeemed	(523,310)	(434,512)	(7,812,853)	(6,714,256)
Net increase (decrease)	(126,343)	(13,899)	$ (1,822,207)	$ (222,962)
Class B
Shares sold	11,810	25,204	$ 172,624	$ 366,276
Reinvestment of distributions	7,173	-	96,091	-
Shares redeemed	(81,516)	(109,118)	(1,196,288)	(1,597,390)
Net increase (decrease)	(62,533)	(83,914)	$ (927,573)	$ (1,231,114)
Class C
Shares sold	405,451	469,568	$ 5,976,693	$ 7,154,653
Reinvestment of distributions	33,110	-	443,092	-
Shares redeemed	(384,855)	(368,398)	(5,527,477)	(5,494,248)
Net increase (decrease)	53,706	101,170	$ 892,308	$ 1,660,405
Small Cap Growth
Shares sold	14,552,522	19,971,507	$ 226,496,807	$ 315,167,556
Reinvestment of distributions	1,774,167	153,921	25,022,882	2,384,001
Shares redeemed	(27,135,724)	(31,144,660)	(414,348,619)	(483,710,319)
Net increase (decrease)	(10,809,035)	(11,019,232)	$ (162,828,930)	$ (166,158,762)
Class F
Shares sold	16,430,240	11,382,202	$ 255,874,632	$ 176,012,143
Reinvestment of distributions	432,802	31,816	6,152,820	492,928
Shares redeemed	(1,757,546)	(2,356,621)	(26,811,905)	(37,493,486)
Net increase (decrease)	15,105,496	9,057,397	$ 235,215,547	$ 139,011,585
Institutional Class
Shares sold	819,623	1,038,111	$ 12,520,738	$ 16,415,657
Reinvestment of distributions	44,186	2,532	624,723	39,301
Shares redeemed	(1,078,752)	(555,221)	(16,617,897)	(8,700,391)
Net increase (decrease)	(214,943)	485,422	$ (3,472,436)	$ 7,754,567

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 60% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class F	09/10/12	09/07/12	$0.582

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2012, $80,163,961, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in November 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SCP-F-ANN-0912
1.891906.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Growth

Fund - Institutional Class

Annual Report

July 31, 2012

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Small Cap Growth
Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-0.88%	1.86%	7.96%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

20,000
17,500
15,000
12,500
10,000
9,000
8,000
$7,000
2005
2006
2007
2008
2009
2010
2011
2012

Period Ending Values

$18,096 Fidelity Advisor® Small Cap Growth Fund - InstitutionalClass

$15,403 Russell 2000® Growth Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Patrick Venanzi, who became Portfolio Manager of Fidelity Advisor® Small Cap Growth Fund on November 17, 2011: For the year, the fund's Institutional Class shares returned -0.88%, lagging the Russell 2000® Growth Index, which returned -0.51%. Poor positioning in health care was the main reason for the underperformance, with picks and an underweighting in the pharmaceuticals/biotechnology/life science industry particularly challenging. My choices within the software/services, health care equipment/services and automobiles/components industries also were letdowns. Our foreign holdings hurt overall, due in part to a stronger U.S. dollar. Individually, the biggest blow came from Polycom, a video and voice conferencing company, while Sohu.com, China's largest Internet company, and untimely ownership of medical device company Integra LifeSciences Holdings also hurt. Polycom, Sohu.com and Integra were not held at period end. Conversely, picks within industrials, tech hardware/equipment and materials were additive. At the stock level, specialty retailer Sally Beauty Holdings and Canadian discount store operator Dollarama were winners, as was a position in biopharmaceutical firm Amylin Pharmaceuticals. All of the names mentioned, except Integra, were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.31%
Actual		$ 1,000.00	$ 1,021.20	$ 6.58
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.57
Class T	1.57%
Actual		$ 1,000.00	$ 1,019.50	$ 7.88
Hypothetical A		$ 1,000.00	$ 1,017.06	$ 7.87
Class B	2.06%
Actual		$ 1,000.00	$ 1,016.70	$ 10.33
Hypothetical A		$ 1,000.00	$ 1,014.62	$ 10.32
Class C	2.07%
Actual		$ 1,000.00	$ 1,016.80	$ 10.38
Hypothetical A		$ 1,000.00	$ 1,014.57	$ 10.37
Small Cap Growth	.98%
Actual		$ 1,000.00	$ 1,022.20	$ 4.93
Hypothetical A		$ 1,000.00	$ 1,019.99	$ 4.92
Class F	.77%
Actual		$ 1,000.00	$ 1,023.30	$ 3.87
Hypothetical A		$ 1,000.00	$ 1,021.03	$ 3.87
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,022.80	$ 5.03
Hypothetical A		$ 1,000.00	$ 1,019.89	$ 5.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Vitamin Shoppe, Inc.	1.5	0.9
Life Time Fitness, Inc.	1.4	0.7
Hibbett Sports, Inc.	1.4	0.8
Align Technology, Inc.	1.4	0.0
Susser Holdings Corp.	1.3	0.0
Ascena Retail Group, Inc.	1.3	1.1
Liquidity Services, Inc.	1.3	0.0
HMS Holdings Corp.	1.3	0.9
Aspen Technology, Inc.	1.3	0.7
Sally Beauty Holdings, Inc.	1.2	1.2
	13.4
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	21.2	14.2
Information Technology	20.6	24.4
Consumer Discretionary	17.5	16.5
Industrials	14.6	17.8
Financials	9.6	6.8
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 96.9%		Stocks and Equity Futures 98.4%
	Short-Term Investments and Net Other Assets (Liabilities) 3.1%		Short-Term Investments and Net Other Assets (Liabilities) 1.6%
* Foreign investments	9.1%	** Foreign investments	12.4%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CONSUMER DISCRETIONARY - 17.5%
Auto Components - 0.6%
Tenneco, Inc. (a)	394,600	$ 11,557,834
Hotels, Restaurants & Leisure - 4.9%
AFC Enterprises, Inc. (a)	600,000	13,254,000
Chuys Holdings, Inc.	17,700	308,157
Cracker Barrel Old Country Store, Inc.	278,800	17,469,608
Interval Leisure Group, Inc.	1,120,000	20,540,800
Life Time Fitness, Inc. (a)	577,600	26,228,816
Texas Roadhouse, Inc. Class A	701,900	12,149,889
		89,951,270
Household Durables - 1.9%
Jarden Corp.	290,000	13,108,000
Lennar Corp. Class A	303,800	8,873,998
Toll Brothers, Inc. (a)	461,300	13,456,121
		35,438,119
Multiline Retail - 1.0%
Dollarama, Inc.	214,900	13,393,080
The Bon-Ton Stores, Inc.	700,000	4,620,000
		18,013,080
Specialty Retail - 6.6%
Ascena Retail Group, Inc. (a)	1,334,800	24,480,232
Conn's, Inc. (a)	170,916	3,050,851
DSW, Inc. Class A	326,300	19,290,856
Hibbett Sports, Inc. (a)	430,000	26,131,100
Sally Beauty Holdings, Inc. (a)	801,000	21,162,420
Vitamin Shoppe, Inc. (a)	492,300	27,037,116
		121,152,575
Textiles, Apparel & Luxury Goods - 2.5%
Hanesbrands, Inc. (a)	450,000	13,509,000
PVH Corp.	139,459	11,077,228
Steven Madden Ltd. (a)	331,400	13,398,502
Ted Baker PLC	591,073	8,196,784
		46,181,514
TOTAL CONSUMER DISCRETIONARY		322,294,392
CONSUMER STAPLES - 5.8%
Food & Staples Retailing - 1.3%
Susser Holdings Corp. (a)	678,155	24,488,177
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 3.0%
Calavo Growers, Inc. (d)	495,299	$ 13,363,167
Hain Celestial Group, Inc. (a)	295,000	16,428,550
J&J Snack Foods Corp.	250,000	14,447,500
Post Holdings, Inc. (a)	400,000	11,840,000
		56,079,217
Household Products - 0.9%
WD-40 Co.	322,566	15,499,296
Personal Products - 0.6%
Elizabeth Arden, Inc. (a)	275,000	10,727,750
TOTAL CONSUMER STAPLES		106,794,440
ENERGY - 4.5%
Energy Equipment & Services - 2.2%
Essential Energy Services Ltd.	5,166,700	10,973,796
Tesco Corp. (a)	750,000	8,692,500
Western Energy Services Corp. (a)	1,530,000	10,740,589
Xtreme Drilling & Coil Services Corp. (a)(e)	4,100,000	6,786,658
Zedi, Inc. (a)(e)	5,020,900	3,905,172
		41,098,715
Oil, Gas & Consumable Fuels - 2.3%
Cabot Oil & Gas Corp.	250,000	10,547,500
Delek US Holdings, Inc.	81,100	1,600,914
Stone Energy Corp. (a)	516,300	13,558,038
Targa Resources Corp.	379,300	16,708,165
		42,414,617
TOTAL ENERGY		83,513,332
FINANCIALS - 9.6%
Commercial Banks - 3.1%
Banco Pine SA	1,658,287	10,868,043
BBCN Bancorp, Inc. (a)	1,640,000	18,597,600
Columbia Banking Systems, Inc.	579,043	10,451,726
Texas Capital Bancshares, Inc. (a)	400,000	17,236,000
		57,153,369
Insurance - 2.4%
Allied World Assurance Co. Holdings Ltd.	194,800	14,693,764
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Amerisafe, Inc. (a)	464,900	$ 11,606,229
ProAssurance Corp.	210,000	18,809,700
		45,109,693
Real Estate Investment Trusts - 3.3%
Highwoods Properties, Inc. (SBI)	419,000	14,191,530
LTC Properties, Inc.	430,000	15,351,000
Rayonier, Inc.	285,000	13,591,650
Sovran Self Storage, Inc.	300,000	17,130,000
		60,264,180
Real Estate Management & Development - 0.8%
Altisource Portfolio Solutions SA (a)	185,000	14,348,600
TOTAL FINANCIALS		176,875,842
HEALTH CARE - 21.2%
Biotechnology - 6.8%
Alkermes PLC (a)	175,500	3,262,545
Amarin Corp. PLC ADR (a)(d)	900,000	10,539,000
Amylin Pharmaceuticals, Inc. (a)	556,700	17,140,793
ARIAD Pharmaceuticals, Inc. (a)	400,000	7,652,000
ArQule, Inc. (a)	900,000	5,445,000
BioMarin Pharmaceutical, Inc. (a)	190,000	7,465,100
Infinity Pharmaceuticals, Inc. (a)	205,536	3,588,659
Isis Pharmaceuticals, Inc. (a)	437,257	5,299,555
Medivation, Inc. (a)	140,000	13,958,000
OncoGenex Pharmaceuticals, Inc. (a)(d)	570,000	7,957,200
Pharmacyclics, Inc. (a)(d)	150,000	7,981,500
Seattle Genetics, Inc. (a)	330,000	8,632,800
Targacept, Inc. (a)	500,000	2,160,000
Theravance, Inc. (a)(d)	379,000	11,040,270
Threshold Pharmaceuticals, Inc. (a)	880,000	6,107,200
XOMA Corp. (a)(d)	2,200,000	7,986,000
		126,215,622
Health Care Equipment & Supplies - 5.8%
Abiomed, Inc. (a)(d)	600,000	13,530,000
Align Technology, Inc. (a)	764,398	25,958,956
Cyberonics, Inc. (a)	322,000	13,942,600
ICU Medical, Inc. (a)	380,000	20,265,400
Sirona Dental Systems, Inc. (a)	195,000	8,429,850
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
The Cooper Companies, Inc.	151,900	$ 11,431,994
The Spectranetics Corp. (a)	1,130,000	13,334,000
		106,892,800
Health Care Providers & Services - 5.5%
Air Methods Corp. (a)	151,000	16,463,530
Catamaran Corp. (a)	100,807	8,562,338
Centene Corp. (a)	330,000	12,553,200
Corvel Corp. (a)	202,592	9,347,595
Health Net, Inc. (a)	302,482	6,660,654
HMS Holdings Corp. (a)	683,500	23,519,235
MEDNAX, Inc. (a)	172,900	11,433,877
MWI Veterinary Supply, Inc. (a)	148,400	13,517,756
		102,058,185
Health Care Technology - 0.9%
athenahealth, Inc. (a)(d)	120,000	10,980,000
Epocrates, Inc. (a)	672,706	5,072,203
		16,052,203
Life Sciences Tools & Services - 0.8%
Furiex Pharmaceuticals, Inc. (a)	200,000	3,844,000
Luminex Corp. (a)	620,000	10,620,600
		14,464,600
Pharmaceuticals - 1.4%
Cadence Pharmaceuticals, Inc. (a)	767,693	3,255,018
Impax Laboratories, Inc. (a)	640,200	14,225,244
ViroPharma, Inc. (a)	410,000	8,901,100
		26,381,362
TOTAL HEALTH CARE		392,064,772
INDUSTRIALS - 14.6%
Aerospace & Defense - 1.7%
Teledyne Technologies, Inc. (a)	235,700	14,684,110
TransDigm Group, Inc. (a)	138,183	17,046,255
		31,730,365
Building Products - 0.9%
Armstrong World Industries, Inc.	260,000	10,049,000
US Home Systems, Inc. (e)	725,000	6,604,750
		16,653,750
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.1%
Generac Holdings, Inc.	450,000	$ 10,269,000
Hubbell, Inc. Class B	161,800	13,312,904
II-VI, Inc. (a)	815,000	14,213,600
		37,795,504
Industrial Conglomerates - 0.8%
Carlisle Companies, Inc.	290,000	14,642,100
Machinery - 2.9%
Actuant Corp. Class A	383,100	10,903,026
Blount International, Inc. (a)	774,000	11,006,280
TriMas Corp. (a)	335,298	7,289,379
Valmont Industries, Inc.	75,000	9,291,000
Wabtec Corp.	197,300	15,622,214
		54,111,899
Marine - 0.6%
Kirby Corp. (a)	200,000	10,554,000
Professional Services - 3.0%
Advisory Board Co. (a)	421,005	18,941,015
MISTRAS Group, Inc. (a)	315,721	7,097,408
Nielsen Holdings B.V. (a)	650,000	18,525,000
Nihon M&A Center, Inc.	385,512	11,389,587
		55,953,010
Road & Rail - 0.6%
Genesee & Wyoming, Inc. Class A (a)	180,000	11,170,800
Trading Companies & Distributors - 2.0%
DXP Enterprises, Inc. (a)	214,719	9,490,580
Watsco, Inc.	289,000	19,634,660
WESCO International, Inc. (a)	145,000	8,077,950
		37,203,190
TOTAL INDUSTRIALS		269,814,618
INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 0.9%
Parrot SA (a)	368,100	11,209,528
Telular Corp.	500,000	4,715,000
		15,924,528
Computers & Peripherals - 0.7%
Super Micro Computer, Inc. (a)	979,923	12,160,844
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 2.1%
Insight Enterprises, Inc. (a)	377,400	$ 6,325,224
InvenSense, Inc.	137,076	1,768,280
Neonode, Inc. (a)(d)	1,380,000	6,969,000
OSI Systems, Inc. (a)	164,000	10,584,560
Parametric Sound Corp. (a)	249,068	2,428,413
Zygo Corp. (a)	619,600	11,078,448
		39,153,925
Internet Software & Services - 7.4%
Active Network, Inc. (a)	870,000	12,345,300
Bankrate, Inc. (a)(d)	600,000	9,570,000
Blucora, Inc. (a)	1,111,100	16,944,275
Cornerstone OnDemand, Inc. (a)	674,037	16,028,600
Demand Media, Inc. (a)(d)	1,743,000	19,382,160
Liquidity Services, Inc. (a)	523,400	23,929,848
LivePerson, Inc. (a)	963,426	18,016,066
QuinStreet, Inc. (a)(d)	1,350,000	12,244,500
VeriSign, Inc. (a)	200,000	8,884,000
		137,344,749
IT Services - 2.2%
Euronet Worldwide, Inc. (a)	500,000	9,140,000
Maximus, Inc.	320,000	16,160,000
ServiceSource International, Inc. (a)	336,399	3,794,581
Total System Services, Inc.	500,000	11,825,000
		40,919,581
Semiconductors & Semiconductor Equipment - 1.3%
Cymer, Inc. (a)	278,201	15,915,879
Entegris, Inc. (a)	1,056,500	8,504,825
		24,420,704
Software - 6.0%
Aspen Technology, Inc. (a)	992,200	23,197,636
BroadSoft, Inc. (a)(d)	456,600	11,209,530
CommVault Systems, Inc. (a)	360,000	17,467,200
Deltek, Inc. (a)	1,030,000	13,410,600
Ebix, Inc. (d)	575,610	12,484,981
MICROS Systems, Inc. (a)	260,312	12,427,295
Parametric Technology Corp. (a)	980,000	21,109,200
		111,306,442
TOTAL INFORMATION TECHNOLOGY		381,230,773
Common Stocks - continued
	Shares	Value
MATERIALS - 2.4%
Chemicals - 0.6%
Albemarle Corp.	200,300	$ 11,661,466
Containers & Packaging - 0.8%
Myers Industries, Inc.	850,000	13,974,000
Metals & Mining - 1.0%
Commercial Metals Co.	809,800	10,438,322
Compass Minerals International, Inc.	120,000	8,680,800
		19,119,122
TOTAL MATERIALS		44,754,588
UTILITIES - 0.7%
Electric Utilities - 0.7%
Cleco Corp.	280,000	12,252,800
TOTAL COMMON STOCKS (Cost $1,609,099,061)		1,789,595,557
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 0.17% (b)	50,560,836	50,560,836
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	71,793,425	71,793,425
TOTAL MONEY MARKET FUNDS (Cost $122,354,261)		122,354,261
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $1,731,453,322)		1,911,949,818
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(64,777,614)
NET ASSETS - 100%		$ 1,847,172,204
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 79,275
Fidelity Securities Lending Cash Central Fund	3,071,956
Total	$ 3,151,231
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Calavo Growers, Inc.	$ 16,826,331	$ 13,436,045	$ 19,540,642	$ 307,289	$ -
Perficient, Inc.	17,202,205	4,361,057	22,322,908	-	-
US Home Systems, Inc.	-	8,770,904	-	43,500	6,604,750
Xtreme Drilling & Coil Services Corp. (formerly Xtreme Coil Drilling Corp.)	-	12,099,252	-	-	6,786,658
Zedi, Inc.	-	3,695,906	-	-	3,905,172
Total	$ 34,028,536	$ 42,363,164	$ 41,863,550	$ 350,789	$ 17,296,580
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 322,294,392	$ 322,294,392	$ -	$ -
Consumer Staples	106,794,440	106,794,440	-	-
Energy	83,513,332	83,513,332	-	-
Financials	176,875,842	176,875,842	-	-
Health Care	392,064,772	392,064,772	-	-
Industrials	269,814,618	258,425,031	11,389,587	-
Information Technology	381,230,773	381,230,773	-	-
Materials	44,754,588	44,754,588	-	-
Utilities	12,252,800	12,252,800	-	-
Money Market Funds	122,354,261	122,354,261	-	-
Total Investments in Securities:	$ 1,911,949,818	$ 1,900,560,231	$ 11,389,587	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $69,355,870) - See accompanying schedule: Unaffiliated issuers (cost $1,584,533,000)	$ 1,772,298,977
Fidelity Central Funds (cost $122,354,261)	122,354,261
Other affiliated issuers (cost $24,566,061)	17,296,580
Total Investments (cost $1,731,453,322)		$ 1,911,949,818
Cash		465,902
Receivable for investments sold		36,822,778
Receivable for fund shares sold		1,053,361
Dividends receivable		442,749
Distributions receivable from Fidelity Central Funds		49,171
Other receivables		85,041
Total assets		1,950,868,820

Liabilities
Payable for investments purchased	$ 29,150,268
Payable for fund shares redeemed	1,206,971
Accrued management fee	1,131,791
Distribution and service plan fees payable	47,878
Other affiliated payables	299,993
Other payables and accrued expenses	66,290
Collateral on securities loaned, at value	71,793,425
Total liabilities		103,696,616

Net Assets		$ 1,847,172,204
Net Assets consist of:
Paid in capital		$ 1,604,527,390
Accumulated net investment loss		(1,442,758)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		63,602,071
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		180,485,501
Net Assets		$ 1,847,172,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($59,684,141 ÷ 3,761,625 shares)	$ 15.87

Maximum offering price per share (100/94.25 of $15.87)	$ 16.84
Class T: Net Asset Value and redemption price per share ($27,657,540 ÷ 1,764,218 shares)	$ 15.68

Maximum offering price per share (100/96.50 of $15.68)	$ 16.25
Class B: Net Asset Value and offering price per share ($4,123,211 ÷ 271,428 shares)A	$ 15.19

Class C: Net Asset Value and offering price per share ($24,682,877 ÷ 1,627,852 shares)A	$ 15.16

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,166,101,377 ÷ 72,239,706 shares)	$ 16.14

Class F: Net Asset Value, offering price and redemption price per share ($528,229,315 ÷ 32,483,605 shares)	$ 16.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,693,743 ÷ 2,269,537 shares)	$ 16.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends (including $350,789 earned from other affiliated issuers)		$ 10,164,089
Special dividends		1,530,000
Interest		2,005
Income from Fidelity Central Funds (including $3,071,956 from security lending)		3,151,231
Total income		14,847,325

Expenses
Management fee Basic fee	$ 12,271,775
Performance adjustment	827,912
Transfer agent fees	3,165,497
Distribution and service plan fees	563,361
Accounting and security lending fees	550,873
Custodian fees and expenses	30,254
Independent trustees' compensation	11,394
Registration fees	99,536
Audit	58,667
Legal	5,590
Miscellaneous	18,436
Total expenses before reductions	17,603,295
Expense reductions	(174,685)	17,428,610
Net investment income (loss)		(2,581,285)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	77,468,956
Other affiliated issuers	1,136,369
Foreign currency transactions	(232,876)
Futures contracts	5,787,075
Total net realized gain (loss)		84,159,524
Change in net unrealized appreciation (depreciation) on: Investment securities	(104,787,928)
Assets and liabilities in foreign currencies	(14,661)
Total change in net unrealized appreciation (depreciation)		(104,802,589)
Net gain (loss)		(20,643,065)
Net increase (decrease) in net assets resulting from operations		$ (23,224,350)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,581,285)	$ (3,102,614)
Net realized gain (loss)	84,159,524	221,065,530
Change in net unrealized appreciation (depreciation)	(104,802,589)	210,253,368
Net increase (decrease) in net assets resulting from operations	(23,224,350)	428,216,284
Distributions to shareholders from net realized gain	(34,799,429)	(3,013,255)
Share transactions - net increase (decrease)	61,802,637	(17,486,495)
Redemption fees	255,125	229,000
Total increase (decrease) in net assets	4,033,983	407,945,534

Net Assets
Beginning of period	1,843,138,221	1,435,192,687
End of period (including accumulated net investment loss of $1,442,758 and accumulated net investment loss of $848,304, respectively)	$ 1,847,172,204	$ 1,843,138,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.42	$ 12.66	$ 10.79	$ 13.20	$ 16.06
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.07) G	(.07) H	(.06)	(.11)
Net realized and unrealized gain (loss)	(.16)	3.84	1.94	(2.35)	(1.73)
Total from investment operations	(.23)	3.77	1.87	(2.41)	(1.84)
Distributions from net realized gain	(.32)	(.01) K	-	-	(1.02)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.87	$ 16.42	$ 12.66	$ 10.79	$ 13.20
Total Return A,B	(1.14)%	29.78%	17.33%	(18.26)%	(12.26)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.35%	1.25%	1.35%	1.33%	1.40%
Expenses net of fee waivers, if any	1.35%	1.25%	1.35%	1.33%	1.40%
Expenses net of all reductions	1.34%	1.23%	1.34%	1.33%	1.39%
Net investment income (loss)	(.49)% F	(.47)% G	(.56)% H	(.64)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,684	$ 67,272	$ 50,620	$ 40,211	$ 42,187
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.27	$ 12.57	$ 10.74	$ 13.17	$ 16.01
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.11) G	(.10) H	(.09)	(.15)
Net realized and unrealized gain (loss)	(.16)	3.81	1.93	(2.34)	(1.73)
Total from investment operations	(.27)	3.70	1.83	(2.43)	(1.88)
Distributions from net realized gain	(.32)	-	-	-	(.96)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.68	$ 16.27	$ 12.57	$ 10.74	$ 13.17
Total Return A,B	(1.41)%	29.44%	17.04%	(18.45)%	(12.50)%
Ratios to Average Net AssetsD,I
Expenses before reductions	1.61%	1.50%	1.61%	1.60%	1.65%
Expenses net of fee waivers, if any	1.61%	1.50%	1.61%	1.60%	1.65%
Expenses net of all reductions	1.60%	1.49%	1.60%	1.59%	1.65%
Net investment income (loss)	(.74)% F	(.73)% G	(.82)% H	(.91)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,658	$ 30,764	$ 23,930	$ 21,533	$ 21,754
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.86	$ 12.30	$ 10.57	$ 13.03	$ 15.85
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.18) G	(.16) H	(.13)	(.22)
Net realized and unrealized gain (loss)	(.17)	3.74	1.89	(2.33)	(1.71)
Total from investment operations	(.35)	3.56	1.73	(2.46)	(1.93)
Distributions from net realized gain	(.32)	-	-	-	(.89)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.19	$ 15.86	$ 12.30	$ 10.57	$ 13.03
Total Return A,B	(1.96)%	28.94%	16.37%	(18.88)%	(12.92)%
Ratios to Average Net Assets D,I
Expenses before reductions	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of fee waivers, if any	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of all reductions	2.09%	1.98%	2.09%	2.08%	2.15%
Net investment income (loss)	(1.23)% F	(1.22)% G	(1.32)% H	(1.39)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,123	$ 5,295	$ 5,142	$ 4,171	$ 5,517
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.83	$ 12.28	$ 10.55	$ 13.00	$ 15.84
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.18) G	(.16) H	(.13)	(.22)
Net realized and unrealized gain (loss)	(.17)	3.73	1.89	(2.32)	(1.71)
Total from investment operations	(.35)	3.55	1.73	(2.45)	(1.93)
Distributions from net realized gain	(.32)	-	-	-	(.91)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.16	$ 15.83	$ 12.28	$ 10.55	$ 13.00
Total Return A,B	(1.96)%	28.91%	16.40%	(18.85)%	(12.94)%
Ratios to Average Net Assets D,I
Expenses before reductions	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of fee waivers, if any	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of all reductions	2.09%	1.98%	2.09%	2.07%	2.14%
Net investment income (loss)	(1.24)% F	(1.22)% G	(1.32)% H	(1.39)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,683	$ 24,914	$ 18,091	$ 14,267	$ 15,946
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.65	$ 12.81	$ 10.89	$ 13.29	$ 16.15
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.04) G	(.04)	(.07)
Net realized and unrealized gain (loss)	(.16)	3.90	1.96	(2.36)	(1.74)
Total from investment operations	(.19)	3.87	1.92	(2.40)	(1.81)
Distributions from net realized gain	(.32)	(.03) J	-	-	(1.05)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.14	$ 16.65	$ 12.81	$ 10.89	$ 13.29
Total Return A	(.88)%	30.20%	17.63%	(18.06)%	(11.98)%
Ratios to Average Net Assets C,H
Expenses before reductions	1.03%	.95%	1.08%	1.08%	1.11%
Expenses net of fee waivers, if any	1.03%	.95%	1.08%	1.08%	1.11%
Expenses net of all reductions	1.02%	.93%	1.07%	1.08%	1.10%
Net investment income (loss)	(.16)% E	(.17)% F	(.29)% G	(.39)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,166,101	$ 1,382,688	$ 1,204,818	$ 1,085,184	$ 1,217,520
Portfolio turnover rate D	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 K
Selected Per-Share Data
Net asset value, beginning of period	$ 16.73	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.01 H	.01 I	-J,M	(.01)
Net realized and unrealized gain (loss)	(.16)	3.91	1.95	.88
Total from investment operations	(.15)	3.92	1.95	.87
Distributions from net realized gain	(.32)	(.04) N	-	-
Redemption fees added to paid in capital D,M	-	-	-	-
Net asset value, end of period	$ 16.26	$ 16.73	$ 12.85	$ 10.90
Total Return B,C	(.64)%	30.56%	17.89%	8.67%
Ratios to Average Net Assets E,L
Expenses before reductions	.80%	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.80%	.70%	.78%	.74% A
Expenses net of all reductions	.79%	.68%	.77%	.73% A
Net investment income (loss)	.07% H	.08% I	-% G,J	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 528,229	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	150%	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

K For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do no represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

N The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.68	$ 12.83	$ 10.91	$ 13.30	$ 16.15
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.03) G	(.03)	(.06)
Net realized and unrealized gain (loss)	(.16)	3.91	1.95	(2.36)	(1.74)
Total from investment operations	(.19)	3.88	1.92	(2.39)	(1.80)
Distributions from net realized gain	(.32)	(.03) J	-	-	(1.05)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.17	$ 16.68	$ 12.83	$ 10.91	$ 13.30
Total Return A	(.88)%	30.24%	17.60%	(17.97)%	(11.93)%
Ratios to Average Net Assets C,H
Expenses before reductions	1.06%	.94%	1.03%	1.05%	1.04%
Expenses net of fee waivers, if any	1.06%	.94%	1.03%	1.05%	1.04%
Expenses net of all reductions	1.05%	.93%	1.02%	1.04%	1.03%
Net investment income (loss)	(.19)% E	(.17)% F	(.24)% G	(.36)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,694	$ 41,440	$ 25,650	$ 19,204	$ 22,444
Portfolio turnover rate D	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended July 31, 2011. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses, future transactions, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 262,984,526
Gross unrealized depreciation	(85,038,817)
Net unrealized appreciation (depreciation) on securities and other investments	$ 177,945,709

Tax Cost	$ 1,734,004,109

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 66,152,857
Net unrealized appreciation (depreciation)	$ 177,934,714

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Long-term Capital Gains	$ 34,799,429	$ 3,013,255

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $5,787,075 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,541,649,453 and $2,542,251,432, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 149,665	$ 2,982
Class T	.25%	.25%	135,654	40
Class B	.75%	.25%	44,856	33,711
Class C	.75%	.25%	233,186	40,343
			$ 563,361	$ 77,076

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,734
Class T	6,727
Class B*	6,869
Class C*	3,375
$ 35,705

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 180,619.30
Class T	83,964.31
Class B	13,505.30
Class C	70,300.30
Small Cap Growth	2,720,942.23
Institutional Class	96,167.26
	$ 3,165,497

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $106,659 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,901 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,791,412. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $75,770 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $174,463 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $222.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net realized gain
Class A	$ 1,262,924	$ 40,130
Class T	573,407	-
Class B	101,910	-
Class C	481,854	-
Small Cap Growth	25,434,274	2,420,020
Class F	6,152,820	492,928
Institutional Class	792,240	60,177
Total	$ 34,799,429	$ 3,013,255

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	986,718	1,459,436	$ 14,926,996	$ 22,640,692
Reinvestment of distributions	85,896	2,323	1,194,285	36,172
Shares redeemed	(1,407,222)	(1,364,690)	(21,375,353)	(20,977,078)
Net increase (decrease)	(334,608)	97,069	$ (5,254,072)	$ 1,699,786
Class T
Shares sold	358,193	420,613	$ 5,456,756	$ 6,491,294
Reinvestment of distributions	38,774	-	533,890	-
Shares redeemed	(523,310)	(434,512)	(7,812,853)	(6,714,256)
Net increase (decrease)	(126,343)	(13,899)	$ (1,822,207)	$ (222,962)
Class B
Shares sold	11,810	25,204	$ 172,624	$ 366,276
Reinvestment of distributions	7,173	-	96,091	-
Shares redeemed	(81,516)	(109,118)	(1,196,288)	(1,597,390)
Net increase (decrease)	(62,533)	(83,914)	$ (927,573)	$ (1,231,114)
Class C
Shares sold	405,451	469,568	$ 5,976,693	$ 7,154,653
Reinvestment of distributions	33,110	-	443,092	-
Shares redeemed	(384,855)	(368,398)	(5,527,477)	(5,494,248)
Net increase (decrease)	53,706	101,170	$ 892,308	$ 1,660,405
Small Cap Growth
Shares sold	14,552,522	19,971,507	$ 226,496,807	$ 315,167,556
Reinvestment of distributions	1,774,167	153,921	25,022,882	2,384,001
Shares redeemed	(27,135,724)	(31,144,660)	(414,348,619)	(483,710,319)
Net increase (decrease)	(10,809,035)	(11,019,232)	$ (162,828,930)	$ (166,158,762)
Class F
Shares sold	16,430,240	11,382,202	$ 255,874,632	$ 176,012,143
Reinvestment of distributions	432,802	31,816	6,152,820	492,928
Shares redeemed	(1,757,546)	(2,356,621)	(26,811,905)	(37,493,486)
Net increase (decrease)	15,105,496	9,057,397	$ 235,215,547	$ 139,011,585
Institutional Class
Shares sold	819,623	1,038,111	$ 12,520,738	$ 16,415,657
Reinvestment of distributions	44,186	2,532	624,723	39,301
Shares redeemed	(1,078,752)	(555,221)	(16,617,897)	(8,700,391)
Net increase (decrease)	(214,943)	485,422	$ (3,472,436)	$ 7,754,567

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 60% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, MA 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Institutional Class	09/10/12	09/07/12	$0.582

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2012, $80,163,961, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in November 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCPI-UANN-0912
1.803721.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Small Cap
Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-6.83%	0.35%	6.81%
Class T (incl. 3.50% sales charge)	-4.86%	0.56%	6.87%
Class B (incl. contingent deferred sales charge) B	-6.74%	0.40%	6.89%
Class C (incl. contingent deferred sales charge) C	-2.92%	0.77%	6.82%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Patrick Venanzi, who became Portfolio Manager of Fidelity Advisor® Small Cap Growth Fund on November 17, 2011: For the year, the fund's Class A, Class T, Class B and Class C shares returned -1.14%, -1.41%, -1.96% and -1.96%, respectively (excluding sales charges), lagging the Russell 2000® Growth Index, which returned -0.51%. Poor positioning in health care was the main reason for the underperformance, with picks and an underweighting in the pharmaceuticals/biotechnology/life science industry particularly challenging. My choices within the software/services, health care equipment/services and automobiles/components industries also were letdowns. Our foreign holdings hurt overall, due in part to a stronger U.S. dollar. Individually, the biggest blow came from Polycom, a video and voice conferencing company, while Sohu.com, China's largest Internet company, and untimely ownership of medical device company Integra LifeSciences Holdings also hurt. Polycom, Sohu.com and Integra were not held at period end. Conversely, picks within industrials, tech hardware/equipment and materials were additive. At the stock level, specialty retailer Sally Beauty Holdings and Canadian discount store operator Dollarama were winners, as was a position in biopharmaceutical firm Amylin Pharmaceuticals. All of the names mentioned, except Integra, were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.31%
Actual		$ 1,000.00	$ 1,021.20	$ 6.58
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.57
Class T	1.57%
Actual		$ 1,000.00	$ 1,019.50	$ 7.88
Hypothetical A		$ 1,000.00	$ 1,017.06	$ 7.87
Class B	2.06%
Actual		$ 1,000.00	$ 1,016.70	$ 10.33
Hypothetical A		$ 1,000.00	$ 1,014.62	$ 10.32
Class C	2.07%
Actual		$ 1,000.00	$ 1,016.80	$ 10.38
Hypothetical A		$ 1,000.00	$ 1,014.57	$ 10.37
Small Cap Growth	.98%
Actual		$ 1,000.00	$ 1,022.20	$ 4.93
Hypothetical A		$ 1,000.00	$ 1,019.99	$ 4.92
Class F	.77%
Actual		$ 1,000.00	$ 1,023.30	$ 3.87
Hypothetical A		$ 1,000.00	$ 1,021.03	$ 3.87
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,022.80	$ 5.03
Hypothetical A		$ 1,000.00	$ 1,019.89	$ 5.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Vitamin Shoppe, Inc.	1.5	0.9
Life Time Fitness, Inc.	1.4	0.7
Hibbett Sports, Inc.	1.4	0.8
Align Technology, Inc.	1.4	0.0
Susser Holdings Corp.	1.3	0.0
Ascena Retail Group, Inc.	1.3	1.1
Liquidity Services, Inc.	1.3	0.0
HMS Holdings Corp.	1.3	0.9
Aspen Technology, Inc.	1.3	0.7
Sally Beauty Holdings, Inc.	1.2	1.2
	13.4
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	21.2	14.2
Information Technology	20.6	24.4
Consumer Discretionary	17.5	16.5
Industrials	14.6	17.8
Financials	9.6	6.8
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 96.9%		Stocks and Equity Futures 98.4%
	Short-Term Investments and Net Other Assets (Liabilities) 3.1%		Short-Term Investments and Net Other Assets (Liabilities) 1.6%
* Foreign investments	9.1%	** Foreign investments	12.4%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CONSUMER DISCRETIONARY - 17.5%
Auto Components - 0.6%
Tenneco, Inc. (a)	394,600	$ 11,557,834
Hotels, Restaurants & Leisure - 4.9%
AFC Enterprises, Inc. (a)	600,000	13,254,000
Chuys Holdings, Inc.	17,700	308,157
Cracker Barrel Old Country Store, Inc.	278,800	17,469,608
Interval Leisure Group, Inc.	1,120,000	20,540,800
Life Time Fitness, Inc. (a)	577,600	26,228,816
Texas Roadhouse, Inc. Class A	701,900	12,149,889
		89,951,270
Household Durables - 1.9%
Jarden Corp.	290,000	13,108,000
Lennar Corp. Class A	303,800	8,873,998
Toll Brothers, Inc. (a)	461,300	13,456,121
		35,438,119
Multiline Retail - 1.0%
Dollarama, Inc.	214,900	13,393,080
The Bon-Ton Stores, Inc.	700,000	4,620,000
		18,013,080
Specialty Retail - 6.6%
Ascena Retail Group, Inc. (a)	1,334,800	24,480,232
Conn's, Inc. (a)	170,916	3,050,851
DSW, Inc. Class A	326,300	19,290,856
Hibbett Sports, Inc. (a)	430,000	26,131,100
Sally Beauty Holdings, Inc. (a)	801,000	21,162,420
Vitamin Shoppe, Inc. (a)	492,300	27,037,116
		121,152,575
Textiles, Apparel & Luxury Goods - 2.5%
Hanesbrands, Inc. (a)	450,000	13,509,000
PVH Corp.	139,459	11,077,228
Steven Madden Ltd. (a)	331,400	13,398,502
Ted Baker PLC	591,073	8,196,784
		46,181,514
TOTAL CONSUMER DISCRETIONARY		322,294,392
CONSUMER STAPLES - 5.8%
Food & Staples Retailing - 1.3%
Susser Holdings Corp. (a)	678,155	24,488,177
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 3.0%
Calavo Growers, Inc. (d)	495,299	$ 13,363,167
Hain Celestial Group, Inc. (a)	295,000	16,428,550
J&J Snack Foods Corp.	250,000	14,447,500
Post Holdings, Inc. (a)	400,000	11,840,000
		56,079,217
Household Products - 0.9%
WD-40 Co.	322,566	15,499,296
Personal Products - 0.6%
Elizabeth Arden, Inc. (a)	275,000	10,727,750
TOTAL CONSUMER STAPLES		106,794,440
ENERGY - 4.5%
Energy Equipment & Services - 2.2%
Essential Energy Services Ltd.	5,166,700	10,973,796
Tesco Corp. (a)	750,000	8,692,500
Western Energy Services Corp. (a)	1,530,000	10,740,589
Xtreme Drilling & Coil Services Corp. (a)(e)	4,100,000	6,786,658
Zedi, Inc. (a)(e)	5,020,900	3,905,172
		41,098,715
Oil, Gas & Consumable Fuels - 2.3%
Cabot Oil & Gas Corp.	250,000	10,547,500
Delek US Holdings, Inc.	81,100	1,600,914
Stone Energy Corp. (a)	516,300	13,558,038
Targa Resources Corp.	379,300	16,708,165
		42,414,617
TOTAL ENERGY		83,513,332
FINANCIALS - 9.6%
Commercial Banks - 3.1%
Banco Pine SA	1,658,287	10,868,043
BBCN Bancorp, Inc. (a)	1,640,000	18,597,600
Columbia Banking Systems, Inc.	579,043	10,451,726
Texas Capital Bancshares, Inc. (a)	400,000	17,236,000
		57,153,369
Insurance - 2.4%
Allied World Assurance Co. Holdings Ltd.	194,800	14,693,764
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Amerisafe, Inc. (a)	464,900	$ 11,606,229
ProAssurance Corp.	210,000	18,809,700
		45,109,693
Real Estate Investment Trusts - 3.3%
Highwoods Properties, Inc. (SBI)	419,000	14,191,530
LTC Properties, Inc.	430,000	15,351,000
Rayonier, Inc.	285,000	13,591,650
Sovran Self Storage, Inc.	300,000	17,130,000
		60,264,180
Real Estate Management & Development - 0.8%
Altisource Portfolio Solutions SA (a)	185,000	14,348,600
TOTAL FINANCIALS		176,875,842
HEALTH CARE - 21.2%
Biotechnology - 6.8%
Alkermes PLC (a)	175,500	3,262,545
Amarin Corp. PLC ADR (a)(d)	900,000	10,539,000
Amylin Pharmaceuticals, Inc. (a)	556,700	17,140,793
ARIAD Pharmaceuticals, Inc. (a)	400,000	7,652,000
ArQule, Inc. (a)	900,000	5,445,000
BioMarin Pharmaceutical, Inc. (a)	190,000	7,465,100
Infinity Pharmaceuticals, Inc. (a)	205,536	3,588,659
Isis Pharmaceuticals, Inc. (a)	437,257	5,299,555
Medivation, Inc. (a)	140,000	13,958,000
OncoGenex Pharmaceuticals, Inc. (a)(d)	570,000	7,957,200
Pharmacyclics, Inc. (a)(d)	150,000	7,981,500
Seattle Genetics, Inc. (a)	330,000	8,632,800
Targacept, Inc. (a)	500,000	2,160,000
Theravance, Inc. (a)(d)	379,000	11,040,270
Threshold Pharmaceuticals, Inc. (a)	880,000	6,107,200
XOMA Corp. (a)(d)	2,200,000	7,986,000
		126,215,622
Health Care Equipment & Supplies - 5.8%
Abiomed, Inc. (a)(d)	600,000	13,530,000
Align Technology, Inc. (a)	764,398	25,958,956
Cyberonics, Inc. (a)	322,000	13,942,600
ICU Medical, Inc. (a)	380,000	20,265,400
Sirona Dental Systems, Inc. (a)	195,000	8,429,850
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
The Cooper Companies, Inc.	151,900	$ 11,431,994
The Spectranetics Corp. (a)	1,130,000	13,334,000
		106,892,800
Health Care Providers & Services - 5.5%
Air Methods Corp. (a)	151,000	16,463,530
Catamaran Corp. (a)	100,807	8,562,338
Centene Corp. (a)	330,000	12,553,200
Corvel Corp. (a)	202,592	9,347,595
Health Net, Inc. (a)	302,482	6,660,654
HMS Holdings Corp. (a)	683,500	23,519,235
MEDNAX, Inc. (a)	172,900	11,433,877
MWI Veterinary Supply, Inc. (a)	148,400	13,517,756
		102,058,185
Health Care Technology - 0.9%
athenahealth, Inc. (a)(d)	120,000	10,980,000
Epocrates, Inc. (a)	672,706	5,072,203
		16,052,203
Life Sciences Tools & Services - 0.8%
Furiex Pharmaceuticals, Inc. (a)	200,000	3,844,000
Luminex Corp. (a)	620,000	10,620,600
		14,464,600
Pharmaceuticals - 1.4%
Cadence Pharmaceuticals, Inc. (a)	767,693	3,255,018
Impax Laboratories, Inc. (a)	640,200	14,225,244
ViroPharma, Inc. (a)	410,000	8,901,100
		26,381,362
TOTAL HEALTH CARE		392,064,772
INDUSTRIALS - 14.6%
Aerospace & Defense - 1.7%
Teledyne Technologies, Inc. (a)	235,700	14,684,110
TransDigm Group, Inc. (a)	138,183	17,046,255
		31,730,365
Building Products - 0.9%
Armstrong World Industries, Inc.	260,000	10,049,000
US Home Systems, Inc. (e)	725,000	6,604,750
		16,653,750
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.1%
Generac Holdings, Inc.	450,000	$ 10,269,000
Hubbell, Inc. Class B	161,800	13,312,904
II-VI, Inc. (a)	815,000	14,213,600
		37,795,504
Industrial Conglomerates - 0.8%
Carlisle Companies, Inc.	290,000	14,642,100
Machinery - 2.9%
Actuant Corp. Class A	383,100	10,903,026
Blount International, Inc. (a)	774,000	11,006,280
TriMas Corp. (a)	335,298	7,289,379
Valmont Industries, Inc.	75,000	9,291,000
Wabtec Corp.	197,300	15,622,214
		54,111,899
Marine - 0.6%
Kirby Corp. (a)	200,000	10,554,000
Professional Services - 3.0%
Advisory Board Co. (a)	421,005	18,941,015
MISTRAS Group, Inc. (a)	315,721	7,097,408
Nielsen Holdings B.V. (a)	650,000	18,525,000
Nihon M&A Center, Inc.	385,512	11,389,587
		55,953,010
Road & Rail - 0.6%
Genesee & Wyoming, Inc. Class A (a)	180,000	11,170,800
Trading Companies & Distributors - 2.0%
DXP Enterprises, Inc. (a)	214,719	9,490,580
Watsco, Inc.	289,000	19,634,660
WESCO International, Inc. (a)	145,000	8,077,950
		37,203,190
TOTAL INDUSTRIALS		269,814,618
INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 0.9%
Parrot SA (a)	368,100	11,209,528
Telular Corp.	500,000	4,715,000
		15,924,528
Computers & Peripherals - 0.7%
Super Micro Computer, Inc. (a)	979,923	12,160,844
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 2.1%
Insight Enterprises, Inc. (a)	377,400	$ 6,325,224
InvenSense, Inc.	137,076	1,768,280
Neonode, Inc. (a)(d)	1,380,000	6,969,000
OSI Systems, Inc. (a)	164,000	10,584,560
Parametric Sound Corp. (a)	249,068	2,428,413
Zygo Corp. (a)	619,600	11,078,448
		39,153,925
Internet Software & Services - 7.4%
Active Network, Inc. (a)	870,000	12,345,300
Bankrate, Inc. (a)(d)	600,000	9,570,000
Blucora, Inc. (a)	1,111,100	16,944,275
Cornerstone OnDemand, Inc. (a)	674,037	16,028,600
Demand Media, Inc. (a)(d)	1,743,000	19,382,160
Liquidity Services, Inc. (a)	523,400	23,929,848
LivePerson, Inc. (a)	963,426	18,016,066
QuinStreet, Inc. (a)(d)	1,350,000	12,244,500
VeriSign, Inc. (a)	200,000	8,884,000
		137,344,749
IT Services - 2.2%
Euronet Worldwide, Inc. (a)	500,000	9,140,000
Maximus, Inc.	320,000	16,160,000
ServiceSource International, Inc. (a)	336,399	3,794,581
Total System Services, Inc.	500,000	11,825,000
		40,919,581
Semiconductors & Semiconductor Equipment - 1.3%
Cymer, Inc. (a)	278,201	15,915,879
Entegris, Inc. (a)	1,056,500	8,504,825
		24,420,704
Software - 6.0%
Aspen Technology, Inc. (a)	992,200	23,197,636
BroadSoft, Inc. (a)(d)	456,600	11,209,530
CommVault Systems, Inc. (a)	360,000	17,467,200
Deltek, Inc. (a)	1,030,000	13,410,600
Ebix, Inc. (d)	575,610	12,484,981
MICROS Systems, Inc. (a)	260,312	12,427,295
Parametric Technology Corp. (a)	980,000	21,109,200
		111,306,442
TOTAL INFORMATION TECHNOLOGY		381,230,773
Common Stocks - continued
	Shares	Value
MATERIALS - 2.4%
Chemicals - 0.6%
Albemarle Corp.	200,300	$ 11,661,466
Containers & Packaging - 0.8%
Myers Industries, Inc.	850,000	13,974,000
Metals & Mining - 1.0%
Commercial Metals Co.	809,800	10,438,322
Compass Minerals International, Inc.	120,000	8,680,800
		19,119,122
TOTAL MATERIALS		44,754,588
UTILITIES - 0.7%
Electric Utilities - 0.7%
Cleco Corp.	280,000	12,252,800
TOTAL COMMON STOCKS (Cost $1,609,099,061)		1,789,595,557
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 0.17% (b)	50,560,836	50,560,836
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	71,793,425	71,793,425
TOTAL MONEY MARKET FUNDS (Cost $122,354,261)		122,354,261
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $1,731,453,322)		1,911,949,818
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(64,777,614)
NET ASSETS - 100%		$ 1,847,172,204
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 79,275
Fidelity Securities Lending Cash Central Fund	3,071,956
Total	$ 3,151,231
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Calavo Growers, Inc.	$ 16,826,331	$ 13,436,045	$ 19,540,642	$ 307,289	$ -
Perficient, Inc.	17,202,205	4,361,057	22,322,908	-	-
US Home Systems, Inc.	-	8,770,904	-	43,500	6,604,750
Xtreme Drilling & Coil Services Corp. (formerly Xtreme Coil Drilling Corp.)	-	12,099,252	-	-	6,786,658
Zedi, Inc.	-	3,695,906	-	-	3,905,172
Total	$ 34,028,536	$ 42,363,164	$ 41,863,550	$ 350,789	$ 17,296,580
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 322,294,392	$ 322,294,392	$ -	$ -
Consumer Staples	106,794,440	106,794,440	-	-
Energy	83,513,332	83,513,332	-	-
Financials	176,875,842	176,875,842	-	-
Health Care	392,064,772	392,064,772	-	-
Industrials	269,814,618	258,425,031	11,389,587	-
Information Technology	381,230,773	381,230,773	-	-
Materials	44,754,588	44,754,588	-	-
Utilities	12,252,800	12,252,800	-	-
Money Market Funds	122,354,261	122,354,261	-	-
Total Investments in Securities:	$ 1,911,949,818	$ 1,900,560,231	$ 11,389,587	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $69,355,870) - See accompanying schedule: Unaffiliated issuers (cost $1,584,533,000)	$ 1,772,298,977
Fidelity Central Funds (cost $122,354,261)	122,354,261
Other affiliated issuers (cost $24,566,061)	17,296,580
Total Investments (cost $1,731,453,322)		$ 1,911,949,818
Cash		465,902
Receivable for investments sold		36,822,778
Receivable for fund shares sold		1,053,361
Dividends receivable		442,749
Distributions receivable from Fidelity Central Funds		49,171
Other receivables		85,041
Total assets		1,950,868,820

Liabilities
Payable for investments purchased	$ 29,150,268
Payable for fund shares redeemed	1,206,971
Accrued management fee	1,131,791
Distribution and service plan fees payable	47,878
Other affiliated payables	299,993
Other payables and accrued expenses	66,290
Collateral on securities loaned, at value	71,793,425
Total liabilities		103,696,616

Net Assets		$ 1,847,172,204
Net Assets consist of:
Paid in capital		$ 1,604,527,390
Accumulated net investment loss		(1,442,758)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		63,602,071
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		180,485,501
Net Assets		$ 1,847,172,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($59,684,141 ÷ 3,761,625 shares)	$ 15.87

Maximum offering price per share (100/94.25 of $15.87)	$ 16.84
Class T: Net Asset Value and redemption price per share ($27,657,540 ÷ 1,764,218 shares)	$ 15.68

Maximum offering price per share (100/96.50 of $15.68)	$ 16.25
Class B: Net Asset Value and offering price per share ($4,123,211 ÷ 271,428 shares)A	$ 15.19

Class C: Net Asset Value and offering price per share ($24,682,877 ÷ 1,627,852 shares)A	$ 15.16

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,166,101,377 ÷ 72,239,706 shares)	$ 16.14

Class F: Net Asset Value, offering price and redemption price per share ($528,229,315 ÷ 32,483,605 shares)	$ 16.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,693,743 ÷ 2,269,537 shares)	$ 16.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends (including $350,789 earned from other affiliated issuers)		$ 10,164,089
Special dividends		1,530,000
Interest		2,005
Income from Fidelity Central Funds (including $3,071,956 from security lending)		3,151,231
Total income		14,847,325

Expenses
Management fee Basic fee	$ 12,271,775
Performance adjustment	827,912
Transfer agent fees	3,165,497
Distribution and service plan fees	563,361
Accounting and security lending fees	550,873
Custodian fees and expenses	30,254
Independent trustees' compensation	11,394
Registration fees	99,536
Audit	58,667
Legal	5,590
Miscellaneous	18,436
Total expenses before reductions	17,603,295
Expense reductions	(174,685)	17,428,610
Net investment income (loss)		(2,581,285)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	77,468,956
Other affiliated issuers	1,136,369
Foreign currency transactions	(232,876)
Futures contracts	5,787,075
Total net realized gain (loss)		84,159,524
Change in net unrealized appreciation (depreciation) on: Investment securities	(104,787,928)
Assets and liabilities in foreign currencies	(14,661)
Total change in net unrealized appreciation (depreciation)		(104,802,589)
Net gain (loss)		(20,643,065)
Net increase (decrease) in net assets resulting from operations		$ (23,224,350)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,581,285)	$ (3,102,614)
Net realized gain (loss)	84,159,524	221,065,530
Change in net unrealized appreciation (depreciation)	(104,802,589)	210,253,368
Net increase (decrease) in net assets resulting from operations	(23,224,350)	428,216,284
Distributions to shareholders from net realized gain	(34,799,429)	(3,013,255)
Share transactions - net increase (decrease)	61,802,637	(17,486,495)
Redemption fees	255,125	229,000
Total increase (decrease) in net assets	4,033,983	407,945,534

Net Assets
Beginning of period	1,843,138,221	1,435,192,687
End of period (including accumulated net investment loss of $1,442,758 and accumulated net investment loss of $848,304, respectively)	$ 1,847,172,204	$ 1,843,138,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.42	$ 12.66	$ 10.79	$ 13.20	$ 16.06
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.07) G	(.07) H	(.06)	(.11)
Net realized and unrealized gain (loss)	(.16)	3.84	1.94	(2.35)	(1.73)
Total from investment operations	(.23)	3.77	1.87	(2.41)	(1.84)
Distributions from net realized gain	(.32)	(.01) K	-	-	(1.02)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.87	$ 16.42	$ 12.66	$ 10.79	$ 13.20
Total Return A,B	(1.14)%	29.78%	17.33%	(18.26)%	(12.26)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.35%	1.25%	1.35%	1.33%	1.40%
Expenses net of fee waivers, if any	1.35%	1.25%	1.35%	1.33%	1.40%
Expenses net of all reductions	1.34%	1.23%	1.34%	1.33%	1.39%
Net investment income (loss)	(.49)% F	(.47)% G	(.56)% H	(.64)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,684	$ 67,272	$ 50,620	$ 40,211	$ 42,187
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.27	$ 12.57	$ 10.74	$ 13.17	$ 16.01
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.11) G	(.10) H	(.09)	(.15)
Net realized and unrealized gain (loss)	(.16)	3.81	1.93	(2.34)	(1.73)
Total from investment operations	(.27)	3.70	1.83	(2.43)	(1.88)
Distributions from net realized gain	(.32)	-	-	-	(.96)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.68	$ 16.27	$ 12.57	$ 10.74	$ 13.17
Total Return A,B	(1.41)%	29.44%	17.04%	(18.45)%	(12.50)%
Ratios to Average Net AssetsD,I
Expenses before reductions	1.61%	1.50%	1.61%	1.60%	1.65%
Expenses net of fee waivers, if any	1.61%	1.50%	1.61%	1.60%	1.65%
Expenses net of all reductions	1.60%	1.49%	1.60%	1.59%	1.65%
Net investment income (loss)	(.74)% F	(.73)% G	(.82)% H	(.91)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,658	$ 30,764	$ 23,930	$ 21,533	$ 21,754
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.86	$ 12.30	$ 10.57	$ 13.03	$ 15.85
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.18) G	(.16) H	(.13)	(.22)
Net realized and unrealized gain (loss)	(.17)	3.74	1.89	(2.33)	(1.71)
Total from investment operations	(.35)	3.56	1.73	(2.46)	(1.93)
Distributions from net realized gain	(.32)	-	-	-	(.89)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.19	$ 15.86	$ 12.30	$ 10.57	$ 13.03
Total Return A,B	(1.96)%	28.94%	16.37%	(18.88)%	(12.92)%
Ratios to Average Net Assets D,I
Expenses before reductions	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of fee waivers, if any	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of all reductions	2.09%	1.98%	2.09%	2.08%	2.15%
Net investment income (loss)	(1.23)% F	(1.22)% G	(1.32)% H	(1.39)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,123	$ 5,295	$ 5,142	$ 4,171	$ 5,517
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.83	$ 12.28	$ 10.55	$ 13.00	$ 15.84
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.18) G	(.16) H	(.13)	(.22)
Net realized and unrealized gain (loss)	(.17)	3.73	1.89	(2.32)	(1.71)
Total from investment operations	(.35)	3.55	1.73	(2.45)	(1.93)
Distributions from net realized gain	(.32)	-	-	-	(.91)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.16	$ 15.83	$ 12.28	$ 10.55	$ 13.00
Total Return A,B	(1.96)%	28.91%	16.40%	(18.85)%	(12.94)%
Ratios to Average Net Assets D,I
Expenses before reductions	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of fee waivers, if any	2.10%	2.00%	2.11%	2.08%	2.15%
Expenses net of all reductions	2.09%	1.98%	2.09%	2.07%	2.14%
Net investment income (loss)	(1.24)% F	(1.22)% G	(1.32)% H	(1.39)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,683	$ 24,914	$ 18,091	$ 14,267	$ 15,946
Portfolio turnover rate E	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.65	$ 12.81	$ 10.89	$ 13.29	$ 16.15
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.04) G	(.04)	(.07)
Net realized and unrealized gain (loss)	(.16)	3.90	1.96	(2.36)	(1.74)
Total from investment operations	(.19)	3.87	1.92	(2.40)	(1.81)
Distributions from net realized gain	(.32)	(.03) J	-	-	(1.05)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.14	$ 16.65	$ 12.81	$ 10.89	$ 13.29
Total Return A	(.88)%	30.20%	17.63%	(18.06)%	(11.98)%
Ratios to Average Net Assets C,H
Expenses before reductions	1.03%	.95%	1.08%	1.08%	1.11%
Expenses net of fee waivers, if any	1.03%	.95%	1.08%	1.08%	1.11%
Expenses net of all reductions	1.02%	.93%	1.07%	1.08%	1.10%
Net investment income (loss)	(.16)% E	(.17)% F	(.29)% G	(.39)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,166,101	$ 1,382,688	$ 1,204,818	$ 1,085,184	$ 1,217,520
Portfolio turnover rate D	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 K
Selected Per-Share Data
Net asset value, beginning of period	$ 16.73	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.01 H	.01 I	-J,M	(.01)
Net realized and unrealized gain (loss)	(.16)	3.91	1.95	.88
Total from investment operations	(.15)	3.92	1.95	.87
Distributions from net realized gain	(.32)	(.04) N	-	-
Redemption fees added to paid in capital D,M	-	-	-	-
Net asset value, end of period	$ 16.26	$ 16.73	$ 12.85	$ 10.90
Total Return B,C	(.64)%	30.56%	17.89%	8.67%
Ratios to Average Net Assets E,L
Expenses before reductions	.80%	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.80%	.70%	.78%	.74% A
Expenses net of all reductions	.79%	.68%	.77%	.73% A
Net investment income (loss)	.07% H	.08% I	-% G,J	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 528,229	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	150%	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

K For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do no represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

N The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.68	$ 12.83	$ 10.91	$ 13.30	$ 16.15
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.03) G	(.03)	(.06)
Net realized and unrealized gain (loss)	(.16)	3.91	1.95	(2.36)	(1.74)
Total from investment operations	(.19)	3.88	1.92	(2.39)	(1.80)
Distributions from net realized gain	(.32)	(.03) J	-	-	(1.05)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.17	$ 16.68	$ 12.83	$ 10.91	$ 13.30
Total Return A	(.88)%	30.24%	17.60%	(17.97)%	(11.93)%
Ratios to Average Net Assets C,H
Expenses before reductions	1.06%	.94%	1.03%	1.05%	1.04%
Expenses net of fee waivers, if any	1.06%	.94%	1.03%	1.05%	1.04%
Expenses net of all reductions	1.05%	.93%	1.02%	1.04%	1.03%
Net investment income (loss)	(.19)% E	(.17)% F	(.24)% G	(.36)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,694	$ 41,440	$ 25,650	$ 19,204	$ 22,444
Portfolio turnover rate D	150%	106%	105%	150%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended July 31, 2011. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses, future transactions, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 262,984,526
Gross unrealized depreciation	(85,038,817)
Net unrealized appreciation (depreciation) on securities and other investments	$ 177,945,709

Tax Cost	$ 1,734,004,109

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 66,152,857
Net unrealized appreciation (depreciation)	$ 177,934,714

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Long-term Capital Gains	$ 34,799,429	$ 3,013,255

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $5,787,075 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,541,649,453 and $2,542,251,432, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 149,665	$ 2,982
Class T	.25%	.25%	135,654	40
Class B	.75%	.25%	44,856	33,711
Class C	.75%	.25%	233,186	40,343
			$ 563,361	$ 77,076

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,734
Class T	6,727
Class B*	6,869
Class C*	3,375
$ 35,705

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 180,619.30
Class T	83,964.31
Class B	13,505.30
Class C	70,300.30
Small Cap Growth	2,720,942.23
Institutional Class	96,167.26
	$ 3,165,497

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $106,659 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,901 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,791,412. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $75,770 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $174,463 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $222.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net realized gain
Class A	$ 1,262,924	$ 40,130
Class T	573,407	-
Class B	101,910	-
Class C	481,854	-
Small Cap Growth	25,434,274	2,420,020
Class F	6,152,820	492,928
Institutional Class	792,240	60,177
Total	$ 34,799,429	$ 3,013,255

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	986,718	1,459,436	$ 14,926,996	$ 22,640,692
Reinvestment of distributions	85,896	2,323	1,194,285	36,172
Shares redeemed	(1,407,222)	(1,364,690)	(21,375,353)	(20,977,078)
Net increase (decrease)	(334,608)	97,069	$ (5,254,072)	$ 1,699,786
Class T
Shares sold	358,193	420,613	$ 5,456,756	$ 6,491,294
Reinvestment of distributions	38,774	-	533,890	-
Shares redeemed	(523,310)	(434,512)	(7,812,853)	(6,714,256)
Net increase (decrease)	(126,343)	(13,899)	$ (1,822,207)	$ (222,962)
Class B
Shares sold	11,810	25,204	$ 172,624	$ 366,276
Reinvestment of distributions	7,173	-	96,091	-
Shares redeemed	(81,516)	(109,118)	(1,196,288)	(1,597,390)
Net increase (decrease)	(62,533)	(83,914)	$ (927,573)	$ (1,231,114)
Class C
Shares sold	405,451	469,568	$ 5,976,693	$ 7,154,653
Reinvestment of distributions	33,110	-	443,092	-
Shares redeemed	(384,855)	(368,398)	(5,527,477)	(5,494,248)
Net increase (decrease)	53,706	101,170	$ 892,308	$ 1,660,405
Small Cap Growth
Shares sold	14,552,522	19,971,507	$ 226,496,807	$ 315,167,556
Reinvestment of distributions	1,774,167	153,921	25,022,882	2,384,001
Shares redeemed	(27,135,724)	(31,144,660)	(414,348,619)	(483,710,319)
Net increase (decrease)	(10,809,035)	(11,019,232)	$ (162,828,930)	$ (166,158,762)
Class F
Shares sold	16,430,240	11,382,202	$ 255,874,632	$ 176,012,143
Reinvestment of distributions	432,802	31,816	6,152,820	492,928
Shares redeemed	(1,757,546)	(2,356,621)	(26,811,905)	(37,493,486)
Net increase (decrease)	15,105,496	9,057,397	$ 235,215,547	$ 139,011,585
Institutional Class
Shares sold	819,623	1,038,111	$ 12,520,738	$ 16,415,657
Reinvestment of distributions	44,186	2,532	624,723	39,301
Shares redeemed	(1,078,752)	(555,221)	(16,617,897)	(8,700,391)
Net increase (decrease)	(214,943)	485,422	$ (3,472,436)	$ 7,754,567

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 60% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, MA 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	09/10/12	09/07/12	$0.582
Class T	09/10/12	09/07/12	$0.582
Class B	09/10/12	09/07/12	$0.582
Class C	09/10/12	09/07/12	$0.582

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2012, $80,163,961, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in November 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCP-UANN-0912
1.803713.107

Fidelity®

Series Small Cap Opportunities

Fund

Fidelity Series Small Cap Opportunities Fund

Class F

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Small Cap Opportunities Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity ® Series Small Cap Opportunities Fund	-1.41%	3.05%	2.16%
Class F B	-1.23%	3.20%	2.29%

A From March 22, 2007.
B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series Small Cap Opportunities Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Small Cap Opportunities Fund, a class of the fund, on March 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Shadman Riaz and Rayna Lesser, Co-Portfolio Managers of Fidelity® Series Small Cap Opportunities Fund, as part of Fidelity's Stock Selector Small Cap Team: For the year, the fund's Series Small Cap Opportunities and Class F shares returned -1.41% and -1.23%, respectively, lagging the Russell 2000®. Unproductive picks in consumer discretionary, consumer staples, financials and telecommunication services overshadowed strong stock choices in technology, energy and health care. Three underperforming non-index names hurt the most: Green Mountain Coffee Roasters, wholesale wireless network operator Clearwire and premium bedding manufacturer Tempur-Pedic International. Despite strong picks in tech, wireless chipmaker RF Micro Devices and online travel deals publisher Travelzoo weighed on results. We sold Tempur-Pedic and Travelzoo by period end. Conversely, an individual standout for the fund was Web.com Group, which offers full-service website solutions for small businesses. Ixia was another winner in the tech sleeve, and among retailers, non-index stakes in Canadian discount store operator Dollarama and hotel/time-share firm Wyndham Worldwide notably contributed. Advisory Board, a provider of software tools to hospitals, and Synageva BioPharma, a clinical-stage drug developer, also buoyed results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Series Small Cap Opportunities	1.10%
Actual		$ 1,000.00	$ 994.50	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.52
Class F	.90%
Actual		$ 1,000.00	$ 995.50	$ 4.47
HypotheticalA		$ 1,000.00	$ 1,020.39	$ 4.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Colonial Properties Trust (SBI)	1.1	0.9
Teledyne Technologies, Inc.	1.0	0.9
UMB Financial Corp.	1.0	0.0
Home Properties, Inc.	1.0	0.9
National Retail Properties, Inc.	1.0	1.1
Glimcher Realty Trust	0.9	1.4
Ramco-Gershenson Properties Trust (SBI)	0.9	0.9
National Penn Bancshares, Inc.	0.9	1.0
American Assets Trust, Inc.	0.9	1.1
Highwoods Properties, Inc. (SBI)	0.9	1.1
	9.6
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.3	20.4
Information Technology	16.6	17.7
Industrials	13.7	14.7
Consumer Discretionary	13.5	13.1
Health Care	12.8	9.6
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks and Equity Futures 95.4%		Stocks and Equity Futures 94.4%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 4.5%		Short-Term Investments and Net Other Assets (Liabilities) 5.4%
* Foreign investments	7.2%	** Foreign investments	7.5%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Auto Components - 1.2%
Gentex Corp.	563,650	$ 9,024,037
Tenneco, Inc. (a)	586,686	17,184,033
		26,208,070
Hotels, Restaurants & Leisure - 2.3%
BJ's Restaurants, Inc. (a)	275,700	10,912,206
Chuys Holdings, Inc.	42,500	739,925
Cracker Barrel Old Country Store, Inc.	208,812	13,084,160
Life Time Fitness, Inc. (a)	384,699	17,469,182
Wyndham Worldwide Corp.	200,300	10,425,615
		52,631,088
Household Durables - 1.2%
Ethan Allen Interiors, Inc.	611,990	12,625,354
Skullcandy, Inc. (a)(d)	929,035	13,387,394
		26,012,748
Media - 1.5%
Cinemark Holdings, Inc.	606,033	14,169,052
John Wiley & Sons, Inc. Class A	300,534	14,320,445
MDC Partners, Inc. Class A (sub. vtg.)	603,200	5,676,113
		34,165,610
Multiline Retail - 0.7%
Dollarama, Inc.	254,066	15,833,998
Specialty Retail - 4.2%
Ascena Retail Group, Inc. (a)	952,660	17,471,784
DSW, Inc. Class A	280,558	16,586,589
Express, Inc. (a)	864,983	13,926,226
GameStop Corp. Class A	472,300	7,566,246
Jos. A. Bank Clothiers, Inc. (a)	322,275	13,619,342
Shoe Carnival, Inc.	499,973	11,099,401
Signet Jewelers Ltd.	337,400	14,818,608
		95,088,196
Textiles, Apparel & Luxury Goods - 2.4%
Hanesbrands, Inc. (a)	371,065	11,139,371
Iconix Brand Group, Inc. (a)	677,610	12,014,025
PVH Corp.	180,500	14,337,115
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Steven Madden Ltd. (a)	416,861	$ 16,853,690
Vera Bradley, Inc. (a)	198	4,512
		54,348,713
TOTAL CONSUMER DISCRETIONARY		304,288,423
CONSUMER STAPLES - 3.5%
Food & Staples Retailing - 2.1%
Casey's General Stores, Inc.	248,640	14,776,675
Fresh Market, Inc. (a)(d)	175,386	10,328,482
Susser Holdings Corp. (a)	273,880	9,889,807
United Natural Foods, Inc. (a)	243,855	13,241,327
		48,236,291
Food Products - 0.5%
Calavo Growers, Inc.	279,527	7,541,638
Green Mountain Coffee Roasters, Inc. (a)	147,200	2,687,872
		10,229,510
Household Products - 0.5%
Spectrum Brands Holdings, Inc.	299,592	11,033,973
Personal Products - 0.4%
Elizabeth Arden, Inc. (a)	260,784	10,173,184
TOTAL CONSUMER STAPLES		79,672,958
ENERGY - 5.9%
Energy Equipment & Services - 1.0%
Atwood Oceanics, Inc. (a)	266,900	11,885,057
Total Energy Services, Inc.	692,550	9,806,262
		21,691,319
Oil, Gas & Consumable Fuels - 4.9%
Atlas Pipeline Partners, LP	441,938	14,694,439
Berry Petroleum Co. Class A	403,746	15,350,423
Cheniere Energy, Inc. (a)	287,133	3,913,623
Cloud Peak Energy, Inc. (a)	746,500	12,354,575
Energen Corp.	76,438	3,914,390
PDC Energy, Inc. (a)	585,978	15,352,624
Stone Energy Corp. (a)	600,600	15,771,756
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Targa Resources Corp.	377,100	$ 16,611,255
Western Refining, Inc. (d)	580,860	13,667,636
		111,630,721
TOTAL ENERGY		133,322,040
FINANCIALS - 20.3%
Capital Markets - 2.5%
Affiliated Managers Group, Inc. (a)	90,800	10,132,372
Duff & Phelps Corp. Class A	1,062,577	15,662,385
Knight Capital Group, Inc. Class A (a)	1,299,885	13,427,812
Waddell & Reed Financial, Inc. Class A	598,541	17,411,558
		56,634,127
Commercial Banks - 6.6%
Associated Banc-Corp.	1,297,328	16,203,627
BancFirst Corp.	110,857	4,503,011
Bank of the Ozarks, Inc.	538,305	17,328,038
BBCN Bancorp, Inc. (a)	1,208,110	13,699,967
Bridge Capital Holdings (a)	469,767	7,295,482
Cathay General Bancorp	497,224	8,050,057
City National Corp.	339,878	16,749,188
Columbia Banking Systems, Inc.	455,233	8,216,956
National Penn Bancshares, Inc.	2,355,644	20,823,893
PacWest Bancorp	648,003	14,845,749
UMB Financial Corp.	452,500	21,747,150
		149,463,118
Insurance - 3.0%
Allied World Assurance Co. Holdings Ltd.	230,600	17,394,158
Alterra Capital Holdings Ltd.	676,896	15,751,370
Amerisafe, Inc. (a)	664,700	16,594,235
ProAssurance Corp.	191,304	17,135,099
		66,874,862
Real Estate Investment Trusts - 7.5%
American Assets Trust, Inc.	763,100	19,840,600
Colonial Properties Trust (SBI)	1,053,289	23,856,991
DCT Industrial Trust, Inc.	3,048,400	19,082,984
Glimcher Realty Trust	2,152,305	21,566,096
Highwoods Properties, Inc. (SBI)	583,400	19,759,758
Home Properties, Inc.	330,249	21,667,637
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
National Retail Properties, Inc.	733,700	$ 21,644,150
Ramco-Gershenson Properties Trust (SBI)	1,691,550	21,550,347
		168,968,563
Thrifts & Mortgage Finance - 0.7%
Washington Federal, Inc.	1,041,005	16,583,210
TOTAL FINANCIALS		458,523,880
HEALTH CARE - 12.7%
Biotechnology - 5.5%
Achillion Pharmaceuticals, Inc. (a)	758,596	5,021,906
Alnylam Pharmaceuticals, Inc. (a)	62,025	1,159,247
ARIAD Pharmaceuticals, Inc. (a)	456,120	8,725,576
BioMarin Pharmaceutical, Inc. (a)	177,094	6,958,023
Dynavax Technologies Corp. (a)	2,043,459	7,887,752
Infinity Pharmaceuticals, Inc. (a)(d)	574,648	10,033,354
Isis Pharmaceuticals, Inc. (a)(d)	717,972	8,701,821
Medivation, Inc. (a)	81,757	8,151,173
Merrimack Pharmaceuticals, Inc. (d)	65,600	522,832
Merrimack Pharmaceuticals, Inc. (g)	380,800	2,731,478
Neurocrine Biosciences, Inc. (a)	96,411	732,724
Novavax, Inc. (a)(d)	3,240,313	7,225,898
OncoGenex Pharmaceuticals, Inc. (a)	371,471	5,185,735
Pharmacyclics, Inc. (a)(d)	109,648	5,834,370
Rigel Pharmaceuticals, Inc. (a)	512,300	5,604,562
Synageva BioPharma Corp. (a)	205,613	10,292,987
Targacept, Inc. (a)	1,044,883	4,513,895
Theravance, Inc. (a)(d)	420,631	12,252,981
Threshold Pharmaceuticals, Inc. (a)	779,628	5,410,618
XOMA Corp. (a)(d)	2,024,541	7,349,084
		124,296,016
Health Care Equipment & Supplies - 2.6%
Align Technology, Inc. (a)	522,278	17,736,561
Analogic Corp.	68,343	4,375,319
Cerus Corp. (a)(d)	2,585,078	7,806,936
Conceptus, Inc. (a)	306,217	5,689,512
ICU Medical, Inc. (a)	242,308	12,922,286
Natus Medical, Inc. (a)	421,710	5,212,336
Sirona Dental Systems, Inc. (a)	129,646	5,604,597
		59,347,547
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 2.3%
Air Methods Corp. (a)	77,209	$ 8,418,097
BioScrip, Inc. (a)	760,945	4,839,610
Centene Corp. (a)	277,847	10,569,300
Corvel Corp. (a)	153,361	7,076,077
Humana, Inc.	107,872	6,644,915
MEDNAX, Inc. (a)	91,562	6,054,995
Team Health Holdings, Inc. (a)	126,803	3,385,640
Wellcare Health Plans, Inc. (a)	81,775	5,300,656
		52,289,290
Health Care Technology - 0.3%
Epocrates, Inc. (a)(d)	933,410	7,037,911
Life Sciences Tools & Services - 0.4%
Luminex Corp. (a)	444,245	7,609,917
Pharmaceuticals - 1.6%
Biodelivery Sciences International, Inc. (a)(d)(e)	1,714,794	8,128,124
Jazz Pharmaceuticals PLC (a)	193,100	9,282,317
Optimer Pharmaceuticals, Inc. (a)(d)	222,613	3,040,894
ViroPharma, Inc. (a)	390,478	8,477,277
XenoPort, Inc. (a)	782,500	6,166,100
		35,094,712
TOTAL HEALTH CARE		285,675,393
INDUSTRIALS - 13.7%
Aerospace & Defense - 1.3%
Alliant Techsystems, Inc.	166,149	7,696,022
Teledyne Technologies, Inc. (a)	355,649	22,156,933
		29,852,955
Air Freight & Logistics - 0.3%
UTI Worldwide, Inc.	584,500	7,744,625
Building Products - 0.9%
AAON, Inc. (d)	548,150	10,014,701
Armstrong World Industries, Inc.	291,874	11,280,930
		21,295,631
Commercial Services & Supplies - 1.4%
Swisher Hygiene, Inc. (a)	961,491	1,739,337
Sykes Enterprises, Inc. (a)	337,501	4,991,640
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Tetra Tech, Inc. (a)	521,613	$ 13,410,670
United Stationers, Inc.	456,800	11,515,928
		31,657,575
Construction & Engineering - 0.9%
Foster Wheeler AG (a)	519,228	9,366,873
MasTec, Inc. (a)	607,210	9,691,072
		19,057,945
Electrical Equipment - 1.4%
General Cable Corp. (a)	605,310	15,816,750
GrafTech International Ltd. (a)	676,703	7,071,546
II-VI, Inc. (a)	465,348	8,115,669
		31,003,965
Industrial Conglomerates - 0.6%
Carlisle Companies, Inc.	252,500	12,748,725
Machinery - 2.4%
Actuant Corp. Class A	561,531	15,981,172
Altra Holdings, Inc.	488,343	8,067,426
CLARCOR, Inc.	218,797	10,578,835
TriMas Corp. (a)	476,697	10,363,393
Wabtec Corp.	120,254	9,521,712
		54,512,538
Marine - 0.3%
DryShips, Inc. (a)(d)	2,727,003	6,026,677
Professional Services - 2.7%
Advisory Board Co. (a)	220,964	9,941,170
Equifax, Inc.	269,900	12,642,116
Manpower, Inc.	360,700	12,833,706
Stantec, Inc.	512,500	14,723,164
Towers Watson & Co.	180,200	10,565,126
		60,705,282
Trading Companies & Distributors - 1.5%
Interline Brands, Inc. (a)	659,893	16,748,084
Watsco, Inc.	261,177	17,744,365
		34,492,449
TOTAL INDUSTRIALS		309,098,367
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 4.2%
Acme Packet, Inc. (a)	435,217	$ 6,898,189
Brocade Communications Systems, Inc. (a)	3,032,517	15,071,609
Finisar Corp. (a)	791,414	9,837,276
Ixia (a)	1,038,443	16,095,867
NETGEAR, Inc. (a)	407,731	14,119,725
Plantronics, Inc.	324,104	10,637,093
Polycom, Inc. (a)	1,002,026	8,757,707
Riverbed Technology, Inc. (a)	753,048	13,283,767
		94,701,233
Computers & Peripherals - 2.8%
NCR Corp. (a)	584,600	13,632,872
Quantum Corp. (a)	8,164,236	12,083,069
SanDisk Corp. (a)	228,960	9,417,125
Super Micro Computer, Inc. (a)	1,154,512	14,327,494
Synaptics, Inc. (a)	509,700	13,445,886
		62,906,446
Electronic Equipment & Components - 1.2%
Arrow Electronics, Inc. (a)	202,000	6,817,500
Fabrinet (a)	937,939	12,455,830
Vishay Intertechnology, Inc. (a)	754,200	7,443,954
		26,717,284
Internet Software & Services - 2.0%
Bankrate, Inc. (a)	450,893	7,191,743
Blucora, Inc. (a)	871,036	13,283,299
EarthLink, Inc.	288,820	1,978,417
QuinStreet, Inc. (a)	849,786	7,707,559
Rackspace Hosting, Inc. (a)	131,099	5,752,624
Web.com Group, Inc. (a)	538,218	8,342,379
		44,256,021
IT Services - 1.6%
Euronet Worldwide, Inc. (a)	707,817	12,938,895
ExlService Holdings, Inc. (a)	387,277	9,546,378
HiSoft Technology International Ltd. ADR (a)	386,924	4,364,503
Sapient Corp.	1,026,870	10,227,625
		37,077,401
Semiconductors & Semiconductor Equipment - 2.3%
Cirrus Logic, Inc. (a)	269,916	9,924,811
Entegris, Inc. (a)	984,844	7,927,994
Marvell Technology Group Ltd.	743,404	8,370,729
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ON Semiconductor Corp. (a)	927,832	$ 6,439,154
RF Micro Devices, Inc. (a)	2,884,650	11,192,442
Spansion, Inc. Class A	805,381	8,255,155
		52,110,285
Software - 2.5%
BroadSoft, Inc. (a)(d)	479,111	11,762,175
Mentor Graphics Corp. (a)	461,632	7,053,737
Nuance Communications, Inc. (a)	634,467	12,911,403
Parametric Technology Corp. (a)	825,997	17,791,975
Synchronoss Technologies, Inc. (a)	315,844	6,038,937
		55,558,227
TOTAL INFORMATION TECHNOLOGY		373,326,897
MATERIALS - 4.3%
Chemicals - 1.3%
Cabot Corp.	389,397	15,186,483
Kraton Performance Polymers, Inc. (a)	584,739	13,694,587
		28,881,070
Containers & Packaging - 1.0%
Aptargroup, Inc.	209,250	10,464,593
Rock-Tenn Co. Class A	211,700	12,325,174
		22,789,767
Metals & Mining - 2.0%
Carpenter Technology Corp.	284,341	13,608,560
Coeur d'Alene Mines Corp. (a)	517,700	8,443,687
Compass Minerals International, Inc.	218,000	15,770,120
HudBay Minerals, Inc.	861,300	7,274,479
		45,096,846
TOTAL MATERIALS		96,767,683
TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunication Services - 0.7%
Clearwire Corp. Class A (a)(d)	10,019,436	11,422,157
MetroPCS Communications, Inc. (a)	300,300	2,630,628
NII Holdings, Inc. (a)	157,396	1,062,423
		15,115,208
Common Stocks - continued
	Shares	Value
UTILITIES - 3.4%
Electric Utilities - 1.9%
Cleco Corp.	331,100	$ 14,488,936
Empire District Electric Co. (d)	413,023	8,879,995
IDACORP, Inc.	251,193	10,600,345
PNM Resources, Inc.	426,951	8,880,581
		42,849,857
Gas Utilities - 1.1%
Atmos Energy Corp.	296,337	10,623,681
Northwest Natural Gas Co.	266,781	12,989,567
		23,613,248
Multi-Utilities - 0.4%
NorthWestern Energy Corp.	250,100	9,236,193
TOTAL UTILITIES		75,699,298
TOTAL COMMON STOCKS (Cost $1,944,023,242)		2,131,490,147
Convertible Preferred Stocks - 0.1%

HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Agios Pharmaceuticals, Inc. Series C (g) (Cost $1,738,254)	353,944	1,738,254
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.08% to 0.09% 8/23/12 to 10/11/12 (f) (Cost $2,579,799)	$ 2,580,000	2,579,836
Money Market Funds - 7.6%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	119,811,908	$ 119,811,908
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	51,950,463	51,950,463
TOTAL MONEY MARKET FUNDS (Cost $171,762,371)		171,762,371
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $2,120,103,666)		2,307,570,608
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(54,148,786)
NET ASSETS - 100%		$ 2,253,421,822
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
235 NYFE Russell 2000 Mini Index Contracts	Sept. 2012	$ 18,438,100	$ 907,365

The face value of futures purchased as a percentage of net assets is 0.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,679,864.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,469,732 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 1,738,254
Merrimack Pharmaceuticals, Inc.	3/31/11	$ 2,665,600
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 148,940
Fidelity Securities Lending Cash Central Fund	1,602,656
Total	$ 1,751,596
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Biodelivery Sciences International, Inc.	$ -	$ 6,801,970	$ 1,029,296	$ -	$ 8,128,124
Western Liberty Bancorp	3,020,000	-	2,360,204	-	-
Total	$ 3,020,000	$ 6,801,970	$ 3,389,500	$ -	$ 8,128,124
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 304,288,423	$ 304,288,423	$ -	$ -
Consumer Staples	79,672,958	79,672,958	-	-
Energy	133,322,040	133,322,040	-	-
Financials	458,523,880	458,523,880	-	-
Health Care	287,413,647	282,943,915	2,731,478	1,738,254
Industrials	309,098,367	307,359,030	1,739,337	-
Information Technology	373,326,897	373,326,897	-	-
Materials	96,767,683	96,767,683	-	-
Telecommunication Services	15,115,208	15,115,208	-	-
Utilities	75,699,298	75,699,298	-	-
U.S. Government and Government Agency Obligations	2,579,836	-	2,579,836	-
Money Market Funds	171,762,371	171,762,371	-	-
Total Investments in Securities:	$ 2,307,570,608	$ 2,298,781,703	$ 7,050,651	$ 1,738,254
Derivative Instruments:
Assets
Futures Contracts	$ 907,365	$ 907,365	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of July 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 907,365	$ -
Total Value of Derivatives	$ 907,365	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $49,209,237) - See accompanying schedule: Unaffiliated issuers (cost $1,942,527,542)	$ 2,127,680,113
Fidelity Central Funds (cost $171,762,371)	171,762,371
Other affiliated issuers (cost $5,813,753)	8,128,124
Total Investments (cost $2,120,103,666)		$ 2,307,570,608
Receivable for investments sold		6,107,529
Receivable for fund shares sold		831,543
Dividends receivable		1,136,801
Distributions receivable from Fidelity Central Funds		146,995
Other receivables		79,120
Total assets		2,315,872,596

Liabilities
Payable to custodian bank	$ 486,162
Payable for investments purchased	6,073,471
Payable for fund shares redeemed	1,816,824
Accrued management fee	1,617,494
Payable for daily variation margin on futures contracts	96,350
Other affiliated payables	277,951
Other payables and accrued expenses	132,059
Collateral on securities loaned, at value	51,950,463
Total liabilities		62,450,774

Net Assets		$ 2,253,421,822
Net Assets consist of:
Paid in capital		$ 1,982,088,174
Undistributed net investment income		1,385,864
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		81,580,110
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		188,367,674
Net Assets		$ 2,253,421,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Series Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($1,329,446,949 ÷ 121,592,438 shares)	$ 10.93

Class F: Net Asset Value, offering price and redemption price per share ($923,974,873 ÷ 84,053,340 shares)	$ 10.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 20,792,824
Interest		1,480
Income from Fidelity Central Funds (including $1,602,656 from security lending)		1,751,596
Total income		22,545,900

Expenses
Management fee Basic fee	$ 13,884,229
Performance adjustment	3,181,662
Transfer agent fees	2,637,548
Accounting and security lending fees	604,064
Custodian fees and expenses	102,938
Independent trustees' compensation	12,733
Audit	61,435
Legal	5,915
Miscellaneous	19,407
Total expenses before reductions	20,509,931
Expense reductions	(119,606)	20,390,325
Net investment income (loss)		2,155,575
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,940,503
Other affiliated issuers	(7,259,202)
Foreign currency transactions	20,728
Futures contracts	(662,789)
Total net realized gain (loss)		87,039,240
Change in net unrealized appreciation (depreciation) on: Investment securities	(120,421,683)
Assets and liabilities in foreign currencies	(11,709)
Futures contracts	899,339
Total change in net unrealized appreciation (depreciation)		(119,534,053)
Net gain (loss)		(32,494,813)
Net increase (decrease) in net assets resulting from operations		$ (30,339,238)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,155,575	$ 32,296
Net realized gain (loss)	87,039,240	321,537,979
Change in net unrealized appreciation (depreciation)	(119,534,053)	104,100,585
Net increase (decrease) in net assets resulting from operations	(30,339,238)	425,670,860
Distributions to shareholders from net investment income	(1,018,413)	-
Distributions to shareholders from net realized gain	(19,349,019)	(6,204,046)
Total distributions	(20,367,432)	(6,204,046)
Share transactions - net increase (decrease)	409,737,421	(63,505,361)
Total increase (decrease) in net assets	359,030,751	355,961,453

Net Assets
Beginning of period	1,894,391,071	1,538,429,618
End of period (including undistributed net investment income of $1,385,864 and $0, respectively)	$ 2,253,421,822	$ 1,894,391,071

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Small Cap Opportunities

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 8.76	$ 6.94	$ 7.97	$ 9.65
Income from Investment Operations
Net investment income (loss) B	- H	(-) E, H	(.01)	.03	.02
Net realized and unrealized gain (loss)	(.17)	2.50	1.83	(1.02)	(1.66)
Total from investment operations	(.17)	2.50	1.82	(.99)	(1.64)
Distributions from net investment income	- H	- J	-	(.04)	(.02)
Distributions from net realized gain	(.11)	(.04) J	-	-	(.02)
Total distributions	(.12) I	(.04)	-	(.04)	(.04)
Redemption fees added to paid in capital G	-	-	-	-	- B, H
Net asset value, end of period	$ 10.93	$ 11.22	$ 8.76	$ 6.94	$ 7.97
Total Return A	(1.41)%	28.50%	26.22%	(12.34)%	(17.10)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.12%	1.10%	1.02%	.93%	.93%
Expenses net of fee waivers, if any	1.12%	1.10%	1.02%	.93%	.93%
Expenses net of all reductions	1.11%	1.09%	1.01%	.93%	.92%
Net investment income (loss)	.04%	(.04)% E	(.07)%	.49%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,329,447	$ 1,415,570	$ 1,363,646	$ 1,284,079	$ 1,348,258
Portfolio turnover rate D	66%	73%	104%	167%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The redemption fee was eliminated during the year ended July 31, 2009.

H Amount represents less than $.01 per share.

I Total distributions of $.12 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.113 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.27	$ 8.79	$ 6.94	$ 6.24
Income from Investment Operations
Net investment income (loss) D	.03	.02 G	.01	- J
Net realized and unrealized gain (loss)	(.18)	2.50	1.84	.70
Total from investment operations	(.15)	2.52	1.85	.70
Distributions from net investment income	(.01)	- L	-	-
Distributions from net realized gain	(.11)	(.04) L	-	-
Total distributions	(.13) K	(.04)	-	-
Net asset value, end of period	$ 10.99	$ 11.27	$ 8.79	$ 6.94
Total Return B, C	(1.23)%	28.74%	26.66%	11.22%
Ratios to Average Net Assets E, I
Expenses before reductions	.91%	.89%	.78%	.68% A
Expenses net of fee waivers, if any	.91%	.89%	.78%	.68% A
Expenses net of all reductions	.91%	.88%	.77%	.68% A
Net investment income (loss)	.24%	.17% G	.17%	.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 923,975	$ 478,821	$ 174,783	$ 197
Portfolio turnover rate F	66%	73%	104%	167%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.113 per share.

L The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager and, for shares of Series Small Cap Opportunities, FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Small Cap Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

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3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended July 31, 2011.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 342,199,289
Gross unrealized depreciation	(163,083,624)
Net unrealized appreciation (depreciation) on securities and other investments	$ 179,115,665

Tax Cost	$ 2,128,454,943

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,385,864
Undistributed long-term capital gain	$ 90,838,755
Net unrealized appreciation (depreciation)	$ 179,109,032

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 1,018,413	$ -
Long-term Capital Gains	19,349,019	6,204,046
Total	$ 20,367,432	$ 6,204,046

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(662,789) and a change in net unrealized appreciation (depreciation) of $899,339 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,574,530,145 and $1,237,609,080, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Small Cap Opportunities as compared to an appropriate benchmark

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

index. For the period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Small Cap Opportunities. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Series Small Cap Opportunities	$ 2,637,548.20

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $79,313 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,445 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

Notes to Financial Statements - continued

9. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,061,730. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $25,716 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $119,606 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Series Small Cap Opportunities	$ 360,217	$ -
Class F	658,196	-
Total	$ 1,018,413	$ -
From net realized gain
Series Small Cap Opportunities	$ 14,087,548	$ 4,912,757
Class F	5,261,471	1,291,289
Total	$ 19,349,019	$ 6,204,046

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Series Small Cap Opportunities
Shares sold	27,072,389	16,351,707	$ 295,278,935	$ 173,441,686
Reinvestment of distributions	1,501,907	455,386	14,447,765	4,912,757
Shares redeemed	(33,133,824)	(46,302,549)	(348,573,500)	(481,366,419)
Net increase (decrease)	(4,559,528)	(29,495,456)	$ (38,846,800)	$ (303,011,976)
Class F
Shares sold	45,760,157	27,247,978	$ 492,916,658	$ 289,602,420
Reinvestment of distributions	607,120	119,471	5,919,667	1,291,289
Shares redeemed	(4,808,984)	(4,765,328)	(50,252,104)	(51,387,094)
Net increase (decrease)	41,558,293	22,602,121	$ 448,584,221	$ 239,506,615

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Opportunities Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Small Cap Opportunities Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Small Cap Opportunities Fund	09/10/12	09/07/12	0.003	0.440
Class F	09/10/12	09/07/12	0.016	0.440

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2012, $93,030,224, or, if subsequently determined to be different, the net capital gain of such year.

Series Small Cap Opportunities and Class F designate 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series Small Cap Opportunities and Class F designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Series Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one-year period and the first quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board noted that there were portfolio management changes for the fund in April 2012, February 2012 and December 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Series Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SMO-ANN-0912
1.839807.105

Fidelity®

Series Real Estate Equity

Fund

Fidelity Series Real Estate Equity Fund

Class F

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Real Estate Equity Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take each class' cumulative total return and show you what would have happened if Fidelity® Series Real Estate Equity Fund shares and Class F shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Real Estate Equity Fund, a class of the fund, on October 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the nine months ending July 31, 2012, despite bouts of volatility along the way. The broad-based S&P 500® Index returned 11.90%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 11.07% and 10.43%, respectively. Despite an early-period slump in November 2011, stocks continued on a generally upward trajectory through early April, buoyed by a seemingly improving U.S. economy, which paved the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a marked slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+18%) fared best, while materials and energy lagged, each returning roughly 3%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 7.35% and the Russell Midcap® Index increasing 7.55%. Given turmoil in Europe and local currency weakness, foreign developed-markets stocks were under pressure, with the MSCI® EAFE® Index returning -1.72%.

Comments from Samuel Wald, Portfolio Manager of Fidelity® Series Real Estate Equity Fund: Between the fund's inception date of October 20, 2011, and July 31, 2012, the fund's Series Real Estate Equity and Class F shares returned 25.03% and 25.16%, respectively, compared with 28.29% for the Dow Jones U.S. Select Real Estate Securities IndexSM, and handily beat the 15.40% rise of the S&P 500® Index. Relative to the Dow Jones real estate index, individual contributors included mall owners CBL & Associates Properties and DDR, both of which benefited from investors' increased comfort with more-leveraged companies at times during the period. Another notable contributor was Vornado Realty Trust, a diversified REIT in which the fund was underweighted. Health care REIT Ventas did well, as did most of its industry peers during the period. On the negative side, two out-of-benchmark senior housing companies, Emeritus and Brookdale Senior Living, significantly underperformed the benchmark and hampered results. In both cases, I felt these out-of-benchmark stocks were attractively valued compared to many health care property companies. Also detracting was the lack of a position in three index components that did well - retail REIT General Growth Properties, self-storage REIT Extra Space Storage and mall owner Taubman Centers - as did the fund's average cash position in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Series Real Estate Equity	.81%
Actual		$ 1,000.00	$ 1,101.20	$ 4.23
HypotheticalA		$ 1,000.00	$ 1,020.84	$ 4.07
Class F	.61%
Actual		$ 1,000.00	$ 1,101.10	$ 3.19
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.07

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	13.2	11.3
Ventas, Inc.	7.7	7.2
Public Storage	6.7	7.5
Prologis, Inc.	5.3	5.9
Boston Properties, Inc.	5.1	4.5
SL Green Realty Corp.	4.3	4.0
Essex Property Trust, Inc.	4.2	3.8
Camden Property Trust (SBI)	3.8	3.8
Digital Realty Trust, Inc.	3.8	4.6
HCP, Inc.	3.0	2.0
	57.1
Top Five REIT Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	17.6	17.2
REITs - Malls	16.6	15.8
REITs - Office Buildings	15.2	14.6
REITs - Industrial Buildings	13.4	14.5
REITs - Health Care Facilities	11.7	10.6
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks 96.8%		Stocks 96.2%
	Short-Term Investments and Net Other Assets (Liabilities) 3.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.8%
* Foreign investments	0.0%	** Foreign investments	0.7%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 1.8%
Health Care Facilities - 1.8%
Brookdale Senior Living, Inc. (a)	260,446	$ 4,286,941
Emeritus Corp. (a)	453,064	7,679,435
Sunrise Senior Living, Inc. (a)	374,000	2,498,320
TOTAL HEALTH CARE FACILITIES		14,464,696
REAL ESTATE INVESTMENT TRUSTS - 94.0%
REITs - Apartments - 17.6%
Apartment Investment & Management Co. Class A	296,100	8,122,023
AvalonBay Communities, Inc.	89,300	13,135,137
Camden Property Trust (SBI)	428,972	30,589,993
Education Realty Trust, Inc.	1,562,800	18,316,016
Equity Residential (SBI)	339,951	21,522,298
Essex Property Trust, Inc.	213,667	33,622,639
Home Properties, Inc.	53,407	3,504,033
Post Properties, Inc.	229,300	11,843,345
TOTAL REITS - APARTMENTS		140,655,484
REITs - Health Care Facilities - 11.7%
HCP, Inc.	502,275	23,712,403
Health Care REIT, Inc.	97,720	6,081,116
LTC Properties, Inc.	63,100	2,252,670
Ventas, Inc.	910,700	61,244,575
TOTAL REITS - HEALTH CARE FACILITIES		93,290,764
REITs - Hotels - 4.8%
Chesapeake Lodging Trust	577,066	9,792,810
Host Hotels & Resorts, Inc.	740,100	10,864,668
LaSalle Hotel Properties (SBI)	393,398	10,330,631
Sunstone Hotel Investors, Inc. (a)	740,766	7,415,068
TOTAL REITS - HOTELS		38,403,177
REITs - Industrial Buildings - 13.4%
DCT Industrial Trust, Inc.	993,900	6,221,814
First Potomac Realty Trust	173,100	2,006,229
Prologis, Inc.	1,312,200	42,423,426
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Industrial Buildings - continued
Public Storage	357,850	$ 53,301,758
Stag Industrial, Inc.	231,400	3,346,044
TOTAL REITS - INDUSTRIAL BUILDINGS		107,299,271
REITs - Malls - 16.6%
CBL & Associates Properties, Inc.	1,135,800	22,409,334
Simon Property Group, Inc.	654,800	105,088,850
The Macerich Co.	82,531	4,820,636
TOTAL REITS - MALLS		132,318,820
REITs - Management/Investment - 3.9%
Digital Realty Trust, Inc. (d)	387,643	30,263,289
Lexington Corporate Properties Trust	111,500	996,810
TOTAL REITS - MANAGEMENT/INVESTMENT		31,260,099
REITs - Mobile Home Parks - 0.6%
Sun Communities, Inc.	107,900	5,027,061
REITs - Mortgage - 0.3%
Newcastle Investment Corp.	271,600	2,023,420
REITs - Office Buildings - 15.2%
Boston Properties, Inc.	365,800	40,567,220
Douglas Emmett, Inc.	925,300	21,753,803
Highwoods Properties, Inc. (SBI)	553,317	18,740,847
SL Green Realty Corp.	433,300	34,122,375
Sovran Self Storage, Inc.	114,900	6,560,790
TOTAL REITS - OFFICE BUILDINGS		121,745,035
REITs - Shopping Centers - 9.9%
Acadia Realty Trust (SBI)	610,800	14,622,552
Cedar Shopping Centers, Inc.	698,900	3,599,335
DDR Corp.	601,888	9,052,396
Equity One, Inc.	1,076,069	23,339,937
Excel Trust, Inc.	96,592	1,182,286
Glimcher Realty Trust	852,400	8,541,048
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - continued
Kite Realty Group Trust	632,000	$ 3,178,960
Vornado Realty Trust	185,300	15,472,550
TOTAL REITS - SHOPPING CENTERS		78,989,064
TOTAL REAL ESTATE INVESTMENT TRUSTS		751,012,195
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Real Estate Operating Companies - 0.8%
Forest City Enterprises, Inc. Class A (a)	472,400	6,665,564
Real Estate Services - 0.2%
CBRE Group, Inc. (a)	77,400	1,205,892
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		7,871,456
TOTAL COMMON STOCKS (Cost $664,549,264)		773,348,347
Money Market Funds - 5.9%

Fidelity Cash Central Fund, 0.17% (b)	26,473,742	26,473,742
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	20,921,950	20,921,950
TOTAL MONEY MARKET FUNDS (Cost $47,395,692)		47,395,692
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $711,944,956)		820,744,039
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(21,829,770)
NET ASSETS - 100%		$ 798,914,269
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,837
Fidelity Securities Lending Cash Central Fund	44,380
Total	$ 69,217
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $20,290,393) - See accompanying schedule: Unaffiliated issuers (cost $664,549,264)	$ 773,348,347
Fidelity Central Funds (cost $47,395,692)	47,395,692
Total Investments (cost $711,944,956)		$ 820,744,039
Receivable for investments sold		2,198,609
Receivable for fund shares sold		309,949
Dividends receivable		155,860
Distributions receivable from Fidelity Central Funds		7,065
Other receivables		6,922
Total assets		823,422,444

Liabilities
Payable for investments purchased	$ 2,521,331
Payable for fund shares redeemed	558,382
Accrued management fee	367,403
Other affiliated payables	98,649
Other payables and accrued expenses	40,460
Collateral on securities loaned, at value	20,921,950
Total liabilities		24,508,175

Net Assets		$ 798,914,269
Net Assets consist of:
Paid in capital		$ 680,077,181
Undistributed net investment income		1,911,471
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,126,534
Net unrealized appreciation (depreciation) on investments		108,799,083
Net Assets		$ 798,914,269
Series Real Estate Equity: Net Asset Value, offering price and redemption price per share ($475,391,516 ÷ 38,378,355 shares)		$ 12.39

Class F: Net Asset Value, offering price and redemption price per share ($323,522,753 ÷ 26,105,467 shares)		$ 12.39

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

For the period October 20, 2011 (commencement of operations) to July 31, 2012

Investment Income
Dividends		$ 9,301,005
Income from Fidelity Central Funds		69,217
Total income		9,370,222

Expenses
Management fee	$ 2,510,772
Transfer agent fees	577,795
Accounting and security lending fees	168,263
Custodian fees and expenses	18,506
Independent trustees' compensation	2,671
Audit	44,248
Legal	455
Miscellaneous	1,006
Total expenses before reductions	3,323,716
Expense reductions	(16,859)	3,306,857
Net investment income (loss)		6,063,365
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,925,185
Foreign currency transactions	(2,673)
Total net realized gain (loss)		8,922,512
Change in net unrealized appreciation (depreciation) on investment securities		108,799,083
Net gain (loss)		117,721,595
Net increase (decrease) in net assets resulting from operations		$ 123,784,960

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period October 20, 2011 (commencement of operations) to July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,063,365
Net realized gain (loss)	8,922,512
Change in net unrealized appreciation (depreciation)	108,799,083
Net increase (decrease) in net assets resulting from operations	123,784,960
Distributions to shareholders from net investment income	(4,149,221)
Distributions to shareholders from net realized gain	(798,651)
Total distributions	(4,947,872)
Share transactions - net increase (decrease)	680,077,181
Total increase (decrease) in net assets	798,914,269

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,911,471)	$ 798,914,269

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Real Estate Equity

Year ended July 31, 2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11
Net realized and unrealized gain (loss)	2.38
Total from investment operations	2.49
Distributions from net investment income	(.08)
Distributions from net realized gain	(.02)
Total distributions	(.10)
Net asset value, end of period	$ 12.39
Total Return B, C	25.03%
Ratios to Average Net Assets E, H
Expenses before reductions	.81% A
Expenses net of fee waivers, if any	.81% A
Expenses net of all reductions	.81% A
Net investment income (loss)	1.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 475,392
Portfolio turnover rate F	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Year ended July 31, 2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13
Net realized and unrealized gain (loss)	2.37
Total from investment operations	2.50
Distributions from net investment income	(.09)
Distributions from net realized gain	(.02)
Total distributions	(.11)
Net asset value, end of period	$ 12.39
Total Return B, C	25.16%
Ratios to Average Net Assets E, H
Expenses before reductions	.61% A
Expenses net of fee waivers, if any	.61% A
Expenses net of all reductions	.61% A
Net investment income (loss)	1.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 323,523
Portfolio turnover rate F	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity® Series Real Estate Equity Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Equity and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 111,454,749
Gross unrealized depreciation	(2,988,199)
Net unrealized appreciation (depreciation) on securities and other investments	$ 108,466,550

Tax Cost	$ 712,277,489

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,796,448
Undistributed long-term capital gain	$ 1,574,090
Net unrealized appreciation (depreciation)	$ 108,466,550

The tax character of distributions paid was as follows:

July 31, 2012
Ordinary Income	$ 4,947,872

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $838,134,048 and $178,298,874, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .56% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Real Estate Equity. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets*
Series Real Estate Equity	$ 577,795.20

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,337 for the period.

Exchanges In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered securities valued at $402,288,933 in exchange for 40,228,893 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $545 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $44,380. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $16,859 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended July 31, 2012 A
From net investment income
Series Real Estate Equity	$ 2,536,950
Class F	1,612,271
Total	$ 4,149,221
From net realized gain
Series Real Estate Equity	$ 550,380
Class F	248,271
Total	$ 798,651

A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Year ended July 31, 2012 A	Year ended July 31, 2012 A
Series Real Estate Equity
Shares sold	45,860,755 B	$ 478,790,709 B
Reinvestment of distributions	289,752	3,087,330
Shares redeemed	(7,772,152)	(82,058,496)
Net increase (decrease)	38,378,355	$ 399,819,543
Class F
Shares sold	28,641,002 B	$ 306,842,724 B
Reinvestment of distributions	172,860	1,860,542
Shares redeemed	(2,708,395)	(28,445,628)
Net increase (decrease)	26,105,467	$ 280,257,638

A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

B Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Equity Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from October 20, 2011 (commencement of operations) to July 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Equity Fund as of July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 20, 2011 (commencement of operations) to July 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Real Estate Equity Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Equity Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Real Estate Equity	09/10/12	09/07/12	$0.037	$0.132
Class F	09/10/12	09/07/12	$0.044	$0.132

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2012, $1,574,090, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Series Real Estate Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SLE-ANN-0912
1.930453.100

Fidelity®

Dividend Growth

Fund -

Class K

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class K A	-0.52%	0.82%	5.41%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Dividend Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund - Class K on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Dividend Growth Fund: For the year, the fund's Class K shares returned -0.52%, considerably trailing the S&P 500. Versus the index, out-of-benchmark exposure to a number of small-cap stocks and underweighting larger-cap benchmark components worked against the fund. Among sectors, stock picking in energy, industrials, materials and consumer discretionary hurt the most. Additionally, the fund's foreign holdings weighed on performance, hampered in part by a stronger U.S. dollar. Three non-index holdings were significant detractors. Our position in Canada-based copper miner Ivanhoe Mines lost more than half of its value, as investor concern about decelerating global economic growth triggered a decline in the price of copper, which hurt the stock. Green Mountain Coffee Roasters and commercial satellite imagery provider GeoEye also hampered performance. Having negligible exposure to telecommunication services carrier AT&T, which I sold during the period, and not owning pharmaceuticals provider Pfizer further detracted. Conversely, not having a stake in weak-performing index component Bank of America was beneficial. Three out-of-index positions also bolstered performance: ASML Holding, a Dutch manufacturer of semiconductor capital equipment, Australia-based energy provider InterOil and ARIAD Pharmaceuticals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Dividend Growth	.85%
Actual		$ 1,000.00	$ 1,024.70	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27
Class K	.72%
Actual		$ 1,000.00	$ 1,025.40	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.28	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.2	3.9
Wells Fargo & Co.	1.8	1.6
Berkshire Hathaway, Inc. Class B	1.6	0.1
The Coca-Cola Co.	1.5	1.2
Johnson & Johnson	1.3	0.0
Merck & Co., Inc.	1.2	0.4
Philip Morris International, Inc.	1.1	0.9
Procter & Gamble Co.	1.1	1.4
National Oilwell Varco, Inc.	1.0	0.8
Visa, Inc. Class A	1.0	0.0
	16.8
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.9	18.5
Financials	13.0	13.7
Health Care	11.9	10.8
Consumer Discretionary	11.7	11.9
Industrials	11.6	13.7
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks 97.3%		Stocks and Investment Companies 98.8%
	Convertible Securities 1.1%		Convertible Securities 0.8%
	Short-Term Investments and Net Other Assets (Liabilities) 1.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Foreign investments	17.8%	** Foreign investments	22.6%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.6%
Auto Components - 0.4%
Delphi Automotive PLC	270,300	$ 7,674
Gentex Corp.	217,815	3,487
Tenneco, Inc. (a)	447,112	13,096
TRW Automotive Holdings Corp. (a)	206,683	8,123
		32,380
Automobiles - 0.1%
Harley-Davidson, Inc.	133,899	5,788
Winnebago Industries, Inc. (a)(d)	507,068	5,137
		10,925
Diversified Consumer Services - 0.3%
American Public Education, Inc. (a)(d)	145,562	3,655
Anhanguera Educacional Participacoes SA	840,000	11,949
DeVry, Inc.	334,728	6,571
		22,175
Hotels, Restaurants & Leisure - 2.0%
Bravo Brio Restaurant Group, Inc. (a)	320,815	5,797
Brinker International, Inc.	905,163	29,336
Club Mediterranee SA (a)	541,223	8,863
Darden Restaurants, Inc.	40,590	2,077
Denny's Corp. (a)	4,185,041	18,247
Dunkin' Brands Group, Inc.	165,487	5,011
Icahn Enterprises LP rights (a)	1,067,316	0
Ignite Restaurant Group, Inc. (a)	29,100	398
Jubilant Foodworks Ltd. (a)	7,261	147
Las Vegas Sands Corp.	602,700	21,950
Ruth's Hospitality Group, Inc. (a)	922,300	6,198
Sands China Ltd.	108,800	322
Spur Corp. Ltd.	1,895,350	3,928
Starbucks Corp.	286,877	12,990
Texas Roadhouse, Inc. Class A	621,764	10,763
Yum! Brands, Inc.	269,930	17,502
		143,529
Household Durables - 0.3%
PulteGroup, Inc. (a)	783,307	8,851
Standard Pacific Corp. (a)(d)	43,435	246
Techtronic Industries Co. Ltd.	5,510,500	7,461
Woongjin Coway Co. Ltd.	126,810	3,970
		20,528
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	166,045	$ 38,738
Expedia, Inc.	87,200	4,970
Liberty Media Corp. Interactive Series A (a)	539,879	10,112
		53,820
Leisure Equipment & Products - 0.3%
Brunswick Corp.	165,565	3,641
Hasbro, Inc.	399,077	14,295
Summer Infant, Inc. (a)	476,174	1,509
		19,445
Media - 2.4%
Antena 3 de Television SA (d)	1,139,439	4,262
Comcast Corp. Class A	1,604,370	52,222
DISH Network Corp. Class A	403,630	12,416
MDC Partners, Inc. Class A (sub. vtg.)	867,039	8,159
Mood Media Corp. (a)(d)	422,600	1,171
Mood Media Corp. (a)(h)	2,002,900	5,552
The Walt Disney Co.	857,198	42,123
Time Warner Cable, Inc.	11,000	934
Time Warner, Inc.	1,037,666	40,593
Valassis Communications, Inc. (a)	36,300	819
Virgin Media, Inc.	40,000	1,095
		169,346
Multiline Retail - 0.1%
PPR SA	60,754	9,120
The Bon-Ton Stores, Inc.	187,900	1,240
		10,360
Specialty Retail - 3.8%
Advance Auto Parts, Inc.	489,367	34,329
American Eagle Outfitters, Inc.	131,863	2,745
Ascena Retail Group, Inc. (a)	385,653	7,073
AutoZone, Inc. (a)	51,240	19,227
Bed Bath & Beyond, Inc. (a)	192,653	11,742
Best Buy Co., Inc.	518,642	9,382
Big 5 Sporting Goods Corp.	416,900	3,143
Body Central Corp. (a)(e)	1,023,708	10,585
Express, Inc. (a)	1,111,241	17,891
Fast Retailing Co. Ltd.	29,300	6,017
Foot Locker, Inc.	218,768	7,224
Foschini Ltd.	495,308	8,529
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
GameStop Corp. Class A	296,878	$ 4,756
GNC Holdings, Inc.	7,300	281
Home Depot, Inc.	979,736	51,123
Inditex SA	7,437	767
Limited Brands, Inc.	397,652	18,908
Lowe's Companies, Inc.	1,215,848	30,846
MarineMax, Inc. (a)	189,740	1,412
SuperGroup PLC (a)(d)	1,436,787	9,422
TJX Companies, Inc.	399,454	17,688
		273,090
Textiles, Apparel & Luxury Goods - 1.1%
Deckers Outdoor Corp. (a)(d)	77,644	3,239
G-III Apparel Group Ltd. (a)	469,443	11,534
Iconix Brand Group, Inc. (a)	301,301	5,342
lululemon athletica, Inc. (a)	79,838	4,509
NIKE, Inc. Class B	202,506	18,904
PVH Corp.	230,256	18,289
Vera Bradley, Inc. (a)(d)	353,879	8,065
VF Corp.	35,568	5,310
		75,192
TOTAL CONSUMER DISCRETIONARY		830,790
CONSUMER STAPLES - 9.7%
Beverages - 2.4%
Anheuser-Busch InBev SA NV	14,900	1,179
Britvic PLC	36,300	171
Cott Corp. (a)	1,155,800	9,796
Dr Pepper Snapple Group, Inc.	591,760	26,972
Grupo Modelo SAB de CV Series C	1,599,100	14,420
SABMiller PLC	184,500	7,975
The Coca-Cola Co.	1,350,413	109,113
		169,626
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	110,017	10,581
CVS Caremark Corp.	1,349,238	61,053
Eurocash SA	669,195	7,852
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	14,950	381
Wal-Mart Stores, Inc.	911,277	67,826
		147,693
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 1.1%
Flowers Foods, Inc.	541,849	$ 11,579
Green Mountain Coffee Roasters, Inc. (a)	367,137	6,704
Hilton Food Group PLC	148,789	629
Kraft Foods, Inc. Class A	1,390,644	55,222
Marine Harvest ASA (a)	1,633,478	1,092
The J.M. Smucker Co.	87,046	6,685
		81,911
Household Products - 1.6%
Colgate-Palmolive Co.	103,300	11,090
Procter & Gamble Co.	1,168,394	75,408
Reckitt Benckiser Group PLC	325,100	17,875
Unicharm Corp.	235,500	12,974
		117,347
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	99,550	5,214
Hengan International Group Co. Ltd.	692,000	6,568
		11,782
Tobacco - 2.3%
Altria Group, Inc.	813,020	29,244
British American Tobacco PLC (United Kingdom)	271,700	14,431
Imperial Tobacco Group PLC	307,049	11,934
KT&G Corp.	7,436	548
Lorillard, Inc.	211,211	27,170
Philip Morris International, Inc.	890,466	81,424
		164,751
TOTAL CONSUMER STAPLES		693,110
ENERGY - 11.3%
Energy Equipment & Services - 4.0%
BW Offshore Ltd.	9,997,526	9,205
Cal Dive International, Inc. (a)(d)	1,703,683	2,760
Cameron International Corp. (a)	494,811	24,874
Cathedral Energy Services Ltd.	1,248,200	7,095
Essential Energy Services Ltd.	3,982,500	8,459
Forum Energy Technologies, Inc.	40,553	845
Fugro NV (Certificaten Van Aandelen) unit	61,800	4,049
Halliburton Co.	687,764	22,786
McDermott International, Inc. (a)	1,076,784	12,598
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	974,975	$ 70,491
Noble Corp.	685,608	25,367
SBM Offshore NV (a)	812,000	9,915
Schlumberger Ltd.	766,091	54,592
TETRA Technologies, Inc. (a)	767,284	5,317
Tuscany International Drilling, Inc. (a)	5,159,671	1,672
Unit Corp. (a)	114,078	4,536
Vantage Drilling Co. (a)	5,769,678	9,058
Weatherford International Ltd. (a)	623,514	7,513
Xtreme Drilling & Coil Services Corp. (a)	2,095,460	3,469
		284,601
Oil, Gas & Consumable Fuels - 7.3%
Alon USA Energy, Inc.	784,510	8,567
Alpha Natural Resources, Inc. (a)	199,700	1,400
Americas Petrogas, Inc. (a)	2,225,900	4,128
Americas Petrogas, Inc. (f)	2,665,500	4,944
Amyris, Inc. (a)(d)	941,492	3,644
Anadarko Petroleum Corp.	349,409	24,263
Apache Corp.	233,346	20,096
Bonavista Energy Corp.	14,800	269
Bonavista Energy Corp. (f)	152,100	2,765
BPZ Energy, Inc. (a)(d)	2,421,078	5,520
Cabot Oil & Gas Corp.	191,000	8,058
Chesapeake Energy Corp.	493,646	9,290
Chevron Corp.	306,929	33,633
Crew Energy, Inc. (a)	646,100	4,458
Crown Point Energy, Inc. (a)	942,800	376
Crown Point Ventures Ltd. (a)(f)	4,157,416	1,658
Denbury Resources, Inc. (a)	396,621	5,997
Double Eagle Petroleum Co. (a)(e)	912,603	3,787
Energen Corp.	7,300	374
EOG Resources, Inc.	81,095	7,948
EQT Corp.	204,550	11,537
Gran Tierra Energy, Inc. (Canada) (a)	1,321,700	6,049
Halcon Resources Corp. (h)	910,000	6,006
Hess Corp.	54,500	2,570
HollyFrontier Corp.	445,634	16,662
InterOil Corp. (a)(d)	509,153	43,604
Madalena Ventures, Inc. (a)	1,468,000	468
Marathon Petroleum Corp.	477,488	22,585
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Markwest Energy Partners LP	134,300	$ 7,060
Niko Resources Ltd.	163,400	2,804
Northern Oil & Gas, Inc. (a)(d)	1,851,439	29,179
Northern Tier Energy LP Class A	591,800	9,131
Occidental Petroleum Corp.	463,437	40,333
Painted Pony Petroleum Ltd. (a)(f)	178,000	1,660
Painted Pony Petroleum Ltd. Class A (a)	435,700	4,062
Paladin Energy Ltd. (Australia) (a)(d)	5,703,939	7,013
Pan Orient Energy Corp. (a)	739,800	2,855
Peabody Energy Corp.	531,600	11,100
PetroBakken Energy Ltd. Class A	94,400	1,172
Petrominerales Ltd.	312,000	2,887
Phillips 66	376,335	14,150
Pioneer Natural Resources Co.	70,733	6,269
Resolute Energy Corp. (a)(d)	1,326,032	11,497
Rosetta Resources, Inc. (a)	18,204	759
Royal Dutch Shell PLC Class A sponsored ADR	313,936	21,410
SM Energy Co.	74,049	3,487
Southwestern Energy Co. (a)	205,282	6,826
Suncor Energy, Inc.	87,400	2,672
TAG Oil Ltd. (a)	1,603,400	11,208
TAG Oil Ltd. (f)	146,900	1,027
Targa Resources Corp.	131,500	5,793
Tesoro Corp.	535,763	14,814
Voyager Oil & Gas, Inc. (a)(d)	2,798,269	3,162
Voyager Oil & Gas, Inc. warrants 2/4/16 (a)	1,198,388	96
Williams Companies, Inc.	1,115,202	35,452
		518,534
TOTAL ENERGY		803,135
FINANCIALS - 12.7%
Capital Markets - 1.5%
Ameriprise Financial, Inc.	77,600	4,013
Ares Capital Corp.	843,880	14,034
BlackRock, Inc. Class A	72,832	12,400
GP Investments Ltd. (depositary receipt) (a)	3,230,579	6,448
ICAP PLC	1,339,900	6,689
ICG Group, Inc. (a)	512,336	4,580
Invesco Ltd.	538,787	11,923
KKR & Co. LP	414,055	5,793
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Knight Capital Group, Inc. Class A (a)	1,126,297	$ 11,635
Monex Group, Inc.	22,026	3,574
Morgan Stanley	780,861	10,667
State Street Corp.	363,973	14,697
The Blackstone Group LP	72,600	1,006
		107,459
Commercial Banks - 3.6%
Banco Pine SA	997,744	6,539
Bank of Ireland (a)	29,363,209	3,585
Barclays PLC	1,016,640	2,648
CIT Group, Inc. (a)	513,598	18,757
Comerica, Inc.	227,800	6,882
Commercial Bank of Qatar GDR (Reg. S)	948,915	3,633
Guaranty Trust Bank PLC GDR (Reg. S)	731,523	4,243
KeyCorp	934,900	7,461
Regions Financial Corp.	3,240,692	22,555
U.S. Bancorp	1,445,465	48,423
Wells Fargo & Co.	3,895,291	131,700
		256,426
Consumer Finance - 0.6%
Capital One Financial Corp.	634,830	35,862
International Personal Finance PLC	1,642,400	7,210
		43,072
Diversified Financial Services - 2.0%
Citigroup, Inc.	1,482,770	40,228
CME Group, Inc.	263,635	13,738
JPMorgan Chase & Co.	1,552,854	55,903
PICO Holdings, Inc. (a)(e)	1,405,013	33,875
		143,744
Insurance - 3.0%
AEGON NV	1,383,727	6,281
AFLAC, Inc.	343,551	15,041
Allied World Assurance Co. Holdings Ltd.	118,600	8,946
Assured Guaranty Ltd.	2,212,304	26,503
Berkshire Hathaway, Inc. Class B (a)	1,305,276	110,740
Lincoln National Corp.	186,842	3,746
MetLife, Inc.	918,717	28,269
Prudential Financial, Inc.	273,016	13,181
		212,707
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.6%
American Tower Corp.	229,713	$ 16,611
Beni Stabili SpA SIIQ	13,576,500	6,212
CBL & Associates Properties, Inc.	1,171,549	23,115
Douglas Emmett, Inc.	463,359	10,894
Education Realty Trust, Inc.	933,600	10,942
Franklin Street Properties Corp.	497,800	5,162
Lexington Corporate Properties Trust	678,700	6,068
Prologis, Inc.	484,130	15,652
SL Green Realty Corp.	195,070	15,362
Sovran Self Storage, Inc.	54,487	3,111
Vornado Realty Trust	43,900	3,666
		116,795
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	1,344,677	20,950
Forest City Enterprises, Inc. Class A (a)	292,106	4,122
LSL Property Services PLC	176,816	610
		25,682
TOTAL FINANCIALS		905,885
HEALTH CARE - 11.9%
Biotechnology - 3.7%
Alnylam Pharmaceuticals, Inc. (a)	716,200	13,386
Amgen, Inc.	459,009	37,914
ARIAD Pharmaceuticals, Inc. (a)	1,619,584	30,983
AVEO Pharmaceuticals, Inc. (a)(d)	1,032,309	13,523
Biogen Idec, Inc. (a)	143,300	20,897
Biovitrum AB (a)	1,889,028	6,611
Dynavax Technologies Corp. (a)	3,717,870	14,351
Gentium SpA sponsored ADR (a)	324,845	3,265
Gilead Sciences, Inc. (a)	444,854	24,169
Grifols SA ADR	253,400	5,656
Horizon Pharma, Inc. (d)	316,293	1,806
Horizon Pharma, Inc. (h)	1,015,612	5,799
Horizon Pharma, Inc. warrants 2/28/17 (a)(h)	253,903	400
Infinity Pharmaceuticals, Inc. (a)	181,620	3,171
InterMune, Inc. (a)(d)	614,172	5,423
Isis Pharmaceuticals, Inc. (a)	331,000	4,012
Merrimack Pharmaceuticals, Inc. (d)	249,200	1,986
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
NPS Pharmaceuticals, Inc. (a)	506,635	$ 3,906
Synageva BioPharma Corp. (a)	142,286	7,123
Synta Pharmaceuticals Corp. (a)	7,300	54
Theravance, Inc. (a)	917,861	26,737
Thrombogenics NV (a)	398,797	12,871
Vertex Pharmaceuticals, Inc. (a)	59,100	2,867
ZIOPHARM Oncology, Inc. (a)(d)	2,189,550	12,327
		259,237
Health Care Equipment & Supplies - 0.8%
Analogic Corp.	7,400	474
Baxter International, Inc.	211,147	12,354
Boston Scientific Corp. (a)	1,531,100	7,916
C.R. Bard, Inc.	29,348	2,854
Covidien PLC	232,484	12,991
Genmark Diagnostics, Inc. (a)	807,700	4,564
Nakanishi, Inc.	42,300	4,370
Opto Circuits India Ltd.	1,137,349	3,149
Sirona Dental Systems, Inc. (a)	210,922	9,118
		57,790
Health Care Providers & Services - 3.4%
Accretive Health, Inc. (a)	872,328	11,846
Brookdale Senior Living, Inc. (a)	1,932,000	31,801
Centene Corp. (a)	308,474	11,734
Chemed Corp.	132,551	8,320
CIGNA Corp.	541,181	21,799
Corvel Corp. (a)	29,036	1,340
DaVita, Inc. (a)	140,079	13,787
Emeritus Corp. (a)	603,933	10,237
Express Scripts Holding Co. (a)	626,389	36,293
Humana, Inc.	97,116	5,982
McKesson Corp.	331,454	30,073
MEDNAX, Inc. (a)	58,121	3,844
Sunrise Senior Living, Inc. (a)	89,228	596
UnitedHealth Group, Inc.	733,430	37,471
WellPoint, Inc.	344,559	18,362
		243,485
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	559,968	$ 21,441
Charles River Laboratories International, Inc. (a)	214,269	7,292
		28,733
Pharmaceuticals - 3.6%
AVANIR Pharmaceuticals Class A (a)(d)	1,508,431	4,314
Biodelivery Sciences International, Inc. (a)	32,913	156
Cadence Pharmaceuticals, Inc. (a)(d)	3,867,920	16,400
Cardiome Pharma Corp. (a)	2,305,800	738
Elan Corp. PLC sponsored ADR (a)	527,000	6,087
Eli Lilly & Co.	243,300	10,712
Impax Laboratories, Inc. (a)	292,896	6,508
Jazz Pharmaceuticals PLC (a)	158,400	7,614
Johnson & Johnson	1,299,974	89,984
Merck & Co., Inc.	1,984,053	87,636
Novo Nordisk A/S Series B	137,937	21,268
Watson Pharmaceuticals, Inc. (a)	77,792	6,055
		257,472
TOTAL HEALTH CARE		846,717
INDUSTRIALS - 11.4%
Aerospace & Defense - 2.6%
DigitalGlobe, Inc. (a)	635,974	12,382
GeoEye, Inc. (a)(e)	1,254,884	31,912
Honeywell International, Inc.	445,030	25,834
Meggitt PLC	2,825,241	16,987
Precision Castparts Corp.	105,105	16,350
Raytheon Co.	325,226	18,044
Textron, Inc.	789,832	20,575
Ultra Electronics Holdings PLC	186,989	4,307
United Technologies Corp.	562,726	41,889
		188,280
Air Freight & Logistics - 0.8%
FedEx Corp.	10,910	985
Pacer International, Inc. (a)	697,415	2,929
United Parcel Service, Inc. Class B	714,773	54,044
		57,958
Building Products - 0.5%
Armstrong World Industries, Inc.	89,140	3,445
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - continued
Lennox International, Inc.	113,786	$ 4,969
Owens Corning (a)	801,907	21,539
Quanex Building Products Corp.	482,339	8,152
		38,105
Commercial Services & Supplies - 0.9%
Corrections Corp. of America	467,000	14,514
Multiplus SA	533,600	12,876
Republic Services, Inc.	568,005	16,432
Steelcase, Inc. Class A	1,239,263	10,620
Swisher Hygiene, Inc. (a)	2,081,064	3,765
Swisher Hygiene, Inc. (Canada) (a)	1,367,162	2,748
The Geo Group, Inc. (a)	110,000	2,543
US Ecology, Inc.	61,700	1,203
		64,701
Construction & Engineering - 0.8%
AECOM Technology Corp. (a)	589,479	9,555
Fluor Corp.	361,680	17,932
Foster Wheeler AG (a)	1,116,695	20,145
MasTec, Inc. (a)	689,614	11,006
Quanta Services, Inc. (a)	18,600	428
		59,066
Electrical Equipment - 1.6%
Alstom SA	362,367	12,056
AMETEK, Inc.	315,198	9,771
Emerson Electric Co.	503,905	24,072
GrafTech International Ltd. (a)	1,283,396	13,411
Hubbell, Inc. Class B	92,642	7,623
Prysmian SpA	813,700	13,085
Regal-Beloit Corp.	404,468	26,036
Roper Industries, Inc.	75,739	7,532
		113,586
Industrial Conglomerates - 0.1%
Reunert Ltd.	495,947	4,797
Machinery - 2.3%
Actuant Corp. Class A	498,002	14,173
Colfax Corp. (a)	215,542	6,238
Cummins, Inc.	156,384	14,997
Dover Corp.	158,995	8,660
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
EVA Precision Industrial Holdings Ltd.	3,672,000	$ 279
Fiat Industrial SpA	2,911,405	28,658
GEA Group AG	22,102	597
Illinois Tool Works, Inc.	302,448	16,435
Ingersoll-Rand PLC	592,811	25,141
Manitowoc Co., Inc. (d)	957,037	11,484
Navistar International Corp. (a)	109,932	2,704
Stanley Black & Decker, Inc.	296,481	19,832
Timken Co.	194,581	7,044
Valmont Industries, Inc.	59,985	7,431
		163,673
Marine - 0.1%
Kirby Corp. (a)	73,723	3,890
Ultrapetrol (Bahamas) Ltd. (a)	797,900	726
		4,616
Professional Services - 0.5%
Michael Page International PLC	111,479	642
Qualicorp SA (a)	655,000	5,833
Randstad Holding NV	446,500	13,553
Robert Half International, Inc.	379,515	10,251
SR Teleperformance SA	238,130	5,875
		36,154
Road & Rail - 0.9%
J.B. Hunt Transport Services, Inc.	125,181	6,887
Norfolk Southern Corp.	197,400	14,617
Union Pacific Corp.	309,865	37,993
Universal Truckload Services, Inc.	284,651	4,238
		63,735
Trading Companies & Distributors - 0.3%
Houston Wire & Cable Co.	446,305	5,110
Rush Enterprises, Inc. Class A (a)	268,323	4,333
Watsco, Inc.	170,380	11,576
		21,019
TOTAL INDUSTRIALS		815,690
INFORMATION TECHNOLOGY - 20.8%
Communications Equipment - 1.7%
Brocade Communications Systems, Inc. (a)	1,565,104	7,779
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc.	2,951,875	$ 47,082
Harris Corp.	36,800	1,533
Motorola Solutions, Inc.	284,997	13,777
Polycom, Inc. (a)	994,368	8,691
QUALCOMM, Inc.	242,222	14,456
Riverbed Technology, Inc. (a)	947,834	16,720
ViaSat, Inc. (a)	298,212	11,422
		121,460
Computers & Peripherals - 5.4%
Apple, Inc.	615,203	375,752
Gemalto NV (d)	168,763	12,934
		388,686
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	382,925	12,924
Avnet, Inc. (a)	639,678	20,150
Corning, Inc.	1,918,921	21,895
Flextronics International Ltd. (a)	669,751	4,293
Jabil Circuit, Inc.	353,852	7,679
Molex, Inc. (d)	464,025	11,656
TE Connectivity Ltd.	426,556	14,081
		92,678
Internet Software & Services - 0.8%
Baidu.com, Inc. sponsored ADR (a)	69,023	8,319
Cornerstone OnDemand, Inc. (a)	80,743	1,920
Facebook, Inc. Class B (a)(h)	488,526	9,545
Google, Inc. Class A (a)	26,073	16,503
QuinStreet, Inc. (a)	661,811	6,003
Velti PLC (a)(d)	859,700	4,685
Yahoo!, Inc. (a)	482,000	7,635
		54,610
IT Services - 4.1%
Accenture PLC Class A	205,353	12,383
Acxiom Corp. (a)	181,824	3,049
Amdocs Ltd.	249,754	7,430
Cognizant Technology Solutions Corp. Class A (a)	581,020	32,985
EPAM Systems, Inc.	174,900	2,805
ExlService Holdings, Inc. (a)	290,527	7,161
Fidelity National Information Services, Inc.	495,835	15,589
Fiserv, Inc. (a)	186,613	13,087
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Heartland Payment Systems, Inc.	232,300	$ 7,364
IBM Corp.	276,792	54,246
Jack Henry & Associates, Inc.	37,215	1,292
MasterCard, Inc. Class A	38,923	16,993
Maximus, Inc.	30,155	1,523
Redecard SA	277,800	4,480
ServiceSource International, Inc. (a)	1,165,625	13,148
Total System Services, Inc.	32,900	778
Unisys Corp. (a)	1,114,203	21,649
Virtusa Corp. (a)	304,842	4,618
Visa, Inc. Class A	539,028	69,572
		290,152
Office Electronics - 0.3%
Xerox Corp.	2,853,381	19,774
Semiconductors & Semiconductor Equipment - 4.7%
Altera Corp.	14,500	514
Analog Devices, Inc.	429,940	16,802
Applied Micro Circuits Corp. (a)	364,735	2,086
ASML Holding NV	1,024,463	58,907
Avago Technologies Ltd.	573,809	21,231
Cirrus Logic, Inc. (a)	672,246	24,718
Cymer, Inc. (a)	561,231	32,108
Entropic Communications, Inc. (a)(d)	1,286,129	7,717
Freescale Semiconductor Holdings I Ltd. (a)	1,598,319	17,054
LTX-Credence Corp. (a)(e)	2,542,696	14,900
Maxim Integrated Products, Inc.	644,151	17,540
Micron Technology, Inc. (a)	1,526,488	9,479
Monolithic Power Systems, Inc. (a)	21,800	422
NXP Semiconductors NV (a)	1,066,264	24,087
ON Semiconductor Corp. (a)	1,655,446	11,489
RF Micro Devices, Inc. (a)	4,132,045	16,032
Samsung Electronics Co. Ltd.	21,459	24,844
Skyworks Solutions, Inc. (a)	1,055,475	30,535
Spansion, Inc. Class A	497,281	5,097
		335,562
Software - 2.5%
Adobe Systems, Inc. (a)	151,967	4,693
Autodesk, Inc. (a)	189,700	6,435
Check Point Software Technologies Ltd. (a)	185,100	8,990
Citrix Systems, Inc. (a)	392,611	28,535
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Comverse Technology, Inc. (a)	3,632,060	$ 19,722
Electronic Arts, Inc. (a)	317,190	3,495
Ellie Mae, Inc. (a)	18,132	372
JDA Software Group, Inc. (a)	198,523	5,872
Microsoft Corp.	1,637,749	48,264
Nuance Communications, Inc. (a)	351,931	7,162
Opnet Technologies, Inc.	268,277	7,093
Oracle Corp.	969,607	29,282
Royalblue Group PLC	41,674	916
VMware, Inc. Class A (a)	98,200	8,913
		179,744
TOTAL INFORMATION TECHNOLOGY		1,482,666
MATERIALS - 4.1%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	48,749	3,921
Albemarle Corp.	43,600	2,538
Ashland, Inc.	156,993	11,051
CF Industries Holdings, Inc.	20,722	4,057
Clariant AG (Reg.)	2,171,280	22,974
Kraton Performance Polymers, Inc. (a)	182,723	4,279
LyondellBasell Industries NV Class A	456,157	20,313
Monsanto Co.	10,200	873
PetroLogistics LP	1,096,560	13,553
Spartech Corp. (a)	1,386,259	7,056
The Mosaic Co.	152,410	8,857
W.R. Grace & Co. (a)	828,876	46,450
		145,922
Construction Materials - 0.1%
HeidelbergCement Finance AG	107,913	5,027
Containers & Packaging - 0.2%
Nampak Ltd.	2,604,800	8,184
Rock-Tenn Co. Class A	128,497	7,481
Youyuan International Holdings Ltd.	1,418,000	276
		15,941
Metals & Mining - 1.7%
Agnico-Eagle Mines Ltd. (Canada)	188,800	8,285
Anglo American PLC (United Kingdom)	185,200	5,517
Avion Gold Corp. (a)	3,113,900	1,553
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Avion Gold Corp. (f)	289,800	$ 144
Commercial Metals Co.	1,210,444	15,603
Copper Mountain Mining Corp. (a)	477,400	1,538
First Quantum Minerals Ltd.	278,840	5,063
Freeport-McMoRan Copper & Gold, Inc.	308,095	10,374
Goldcorp, Inc.	409,300	14,775
Iluka Resources Ltd.	72,612	726
Ivanhoe Mines Ltd. (d)	2,519,636	21,230
Newcrest Mining Ltd.	291,654	7,203
Randgold Resources Ltd. sponsored ADR	290,223	25,969
Reliance Steel & Aluminum Co.	36,273	1,867
SunCoke Energy, Inc. (a)	159,898	2,558
		122,405
TOTAL MATERIALS		289,295
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.6%
CenturyLink, Inc.	558,452	23,198
China Unicom Ltd.	4,236,000	6,198
Frontier Communications Corp. (d)	1,383,389	5,423
PT Telkomunikasi Indonesia Tbk sponsored ADR	234,541	9,107
		43,926
Wireless Telecommunication Services - 0.4%
Crown Castle International Corp. (a)	18,400	1,139
SBA Communications Corp. Class A (a)	464,110	27,410
		28,549
TOTAL TELECOMMUNICATION SERVICES		72,475
UTILITIES - 2.7%
Electric Utilities - 1.2%
Edison International	521,915	24,102
NextEra Energy, Inc.	509,556	36,128
Northeast Utilities	713,080	28,438
		88,668
Gas Utilities - 0.1%
Atmos Energy Corp.	104,257	3,738
Independent Power Producers & Energy Traders - 0.4%
The AES Corp. (a)	2,503,593	30,193
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 1.0%
CMS Energy Corp.	168,040	$ 4,144
National Grid PLC	64,318	667
PG&E Corp.	737,837	34,059
Sempra Energy	410,821	28,926
		67,796
TOTAL UTILITIES		190,395
TOTAL COMMON STOCKS (Cost $6,173,521)		6,930,158
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.4%
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.50%	143,900	12,352
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
KaloBios Pharmaceuticals, Inc. Series E (a)(h)	1,403,000	4,770
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	148,700	7,844
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Unisys Corp. Series A, 6.25%	92,200	5,475
TOTAL CONVERTIBLE PREFERRED STOCKS		30,441
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	14,900	2,548
TOTAL PREFERRED STOCKS (Cost $34,354)		32,989
Convertible Bonds - 0.7%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Cal Dive International, Inc. 5% 7/15/17 (f)	$ 3,660	$ 3,539
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (h)	7,356	5,810
TOTAL ENERGY		9,349
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (f)	16,623	6,566
INDUSTRIALS - 0.1%
Building Products - 0.1%
Aspen Aerogels, Inc. 8% 6/1/14 (h)	4,085	4,085
MATERIALS - 0.4%
Metals & Mining - 0.4%
Ivanplats Ltd. 8% 11/10/14 pay-in-kind (g)(h)	27,595	28,618
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (f)	3,730	2,462
TOTAL CONVERTIBLE BONDS (Cost $54,733)		51,080
Money Market Funds - 3.1%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	96,665,474	96,665
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	120,768,332	120,768
TOTAL MONEY MARKET FUNDS (Cost $217,433)		217,433
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $6,480,041)		7,231,660
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(105,468)
NET ASSETS - 100%		$ 7,126,192
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,765,000 or 0.3% of net assets.

(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $70,585,000 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 3% 2/27/17	2/27/12	$ 7,356
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 4,085
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 12,217
Halcon Resources Corp.	3/1/12	$ 8,190
Horizon Pharma, Inc.	2/29/12	$ 3,646
Horizon Pharma, Inc. warrants 2/28/17	2/29/12	$ 32
Ivanplats Ltd. 8% 11/10/14 pay-in-kind	11/10/11 - 3/28/12	$ 27,868
KaloBios Pharmaceuticals, Inc. Series E	5/2/12	$ 4,770
Mood Media Corp.	2/2/11	$ 4,054
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 65
Fidelity Securities Lending Cash Central Fund	4,448
Total	$ 4,513
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Body Central Corp.	$ -	$ 18,973	$ 553	$ -	$ 10,585
Cadence Pharmaceuticals, Inc.	28,450	4,838	2,396*	-	-
Crown Point Ventures Ltd.	1,096	417	119*	-	-
Crown Point Ventures Ltd. (144A)	2,491	2,462	-	-	-
Double Eagle Petroleum Co.	10,542	643	799*	-	3,787
GeoEye, Inc.	53,351	5,884	7,035*	-	31,912
LTX-Credence Corp.	24,118	1,818	7,533*	-	14,900
O'Charleys, Inc.	9,150	871	15,521*	-	-
PICO Holdings, Inc.	32,970	8,869	4,356*	-	33,875
Saia, Inc.	13,037	446	15,580*	-	-
Spartech Corp.	9,331	930	2,094*	-	-
Voyager Oil & Gas, Inc.	11,252	138	1,870*	-	-
Voyager Oil & Gas, Inc. warrants 2/4/16	1,539	-	-	-	-
Winnebago Industries, Inc.	15,684	-	12,741*	-	-
Total	$ 213,011	$ 46,289	$ 70,597	$ -	$ 95,059

* Includes the value of securities delivered through in-kind transactions.

Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 833,338	$ 827,321	$ 6,017	$ -
Consumer Staples	693,110	664,526	28,584	-
Energy	803,135	803,039	96	-
Financials	918,237	902,149	16,088	-
Health Care	851,487	820,679	26,038	4,770
Industrials	823,534	819,769	3,765	-
Information Technology	1,488,141	1,478,596	9,545	-
Materials	289,295	289,295	-	-
Telecommunication Services	72,475	66,277	6,198	-
Utilities	190,395	189,728	667	-
Corporate Bonds	51,080	-	18,377	32,703
Money Market Funds	217,433	217,433	-	-
Total Investments in Securities:	$ 7,231,660	$ 7,078,812	$ 115,375	$ 37,473
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	82.2%
Canada	2.9%
Netherlands	2.1%
United Kingdom	1.7%
Switzerland	1.4%
Bermuda	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	7.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $116,146) - See accompanying schedule: Unaffiliated issuers (cost $6,135,024)	$ 6,919,168
Fidelity Central Funds (cost $217,433)	217,433
Other affiliated issuers (cost $127,584)	95,059
Total Investments (cost $6,480,041)		$ 7,231,660
Foreign currency held at value (cost $2,298)		2,307
Receivable for investments sold		151,821
Receivable for fund shares sold		2,205
Dividends receivable		3,562
Interest receivable		2,636
Distributions receivable from Fidelity Central Funds		487
Other receivables		444
Total assets		7,395,122

Liabilities
Payable to custodian bank	$ 582
Payable for investments purchased	136,008
Payable for fund shares redeemed	7,147
Accrued management fee	2,710
Other affiliated payables	1,261
Other payables and accrued expenses	454
Collateral on securities loaned, at value	120,768
Total liabilities		268,930

Net Assets		$ 7,126,192
Net Assets consist of:
Paid in capital		$ 6,351,386
Undistributed net investment income		20,016
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,207
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		751,583
Net Assets		$ 7,126,192

Dividend Growth: Net Asset Value, offering price and redemption price per share ($5,905,455 ÷ 206,421 shares)		$ 28.61

Class K: Net Asset Value, offering price and redemption price per share ($1,220,737 ÷ 42,653 shares)		$ 28.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends		$ 127,970
Interest		3,705
Income from Fidelity Central Funds		4,513
Total income		136,188

Expenses
Management fee Basic fee	$ 45,875
Performance adjustment	9,790
Transfer agent fees	15,919
Accounting and security lending fees	1,245
Custodian fees and expenses	269
Independent trustees' compensation	57
Registration fees	169
Audit	90
Legal	40
Miscellaneous	98
Total expenses before reductions	73,552
Expense reductions	(362)	73,190
Net investment income (loss)		62,998
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	96,599
Other affiliated issuers	(8,111)
Redemption in-kind with affiliated entities (including gain from Other affiliated issuers of $1,089)	188,389
Foreign currency transactions	(1,488)
Futures contracts	6,943
Total net realized gain (loss)		282,332
Change in net unrealized appreciation (depreciation) on: Investment securities	(523,285)
Assets and liabilities in foreign currencies	(110)
Total change in net unrealized appreciation (depreciation)		(523,395)
Net gain (loss)		(241,063)
Net increase (decrease) in net assets resulting from operations		$ (178,065)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 62,998	$ 43,819
Net realized gain (loss)	282,332	802,201
Change in net unrealized appreciation (depreciation)	(523,395)	997,707
Net increase (decrease) in net assets resulting from operations	(178,065)	1,843,727
Distributions to shareholders from net investment income	(42,120)	(51,737)
Distributions to shareholders from net realized gain	(5,141)	(26,364)
Total distributions	(47,261)	(78,101)
Share transactions - net increase (decrease)	(2,591,197)	91,677
Total increase (decrease) in net assets	(2,816,523)	1,857,303

Net Assets
Beginning of period	9,942,715	8,085,412
End of period (including undistributed net investment income of $20,016 and undistributed net investment income of $22,949, respectively)	$ 7,126,192	$ 9,942,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 28.96	$ 23.84	$ 20.25	$ 25.40	$ 32.73
Income from Investment Operations
Net investment income (loss) B	.20	.12	.13 E	.24	.43
Net realized and unrealized gain (loss)	(.41)	5.23	3.63	(4.01)	(5.08)
Total from investment operations	(.21)	5.35	3.76	(3.77)	(4.65)
Distributions from net investment income	(.12)	(.15)	(.12)	(.37)	(.45)
Distributions from net realized gain	(.02)	(.08)	(.05)	(1.01)	(2.23)
Total distributions	(.14)	(.23)	(.17)	(1.38) H	(2.68)
Net asset value, end of period	$ 28.61	$ 28.96	$ 23.84	$ 20.25	$ 25.40
Total Return A	(.67)%	22.57%	18.59%	(15.33)%	(15.45)%
Ratios to Average Net Assets C,F
Expenses before reductions	.91%	.93%	.93%	.62%	.64%
Expenses net of fee waivers, if any	.91%	.93%	.93%	.62%	.64%
Expenses net of all reductions	.91%	.93%	.92%	.62%	.63%
Net investment income (loss)	.75%	.44%	.56% E	1.34%	1.47%
Supplemental Data
Net assets, end of period (in millions)	$ 5,905	$ 9,309	$ 7,730	$ 6,603	$ 9,502
Portfolio turnover rate D	63% G	67%	85%	177%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 28.98	$ 23.86	$ 20.26	$ 25.41	$ 27.72
Income from Investment Operations
Net investment income (loss) D	.25	.17	.18 G	.26	.10
Net realized and unrealized gain (loss)	(.43)	5.22	3.63	(4.00)	(2.41)
Total from investment operations	(.18)	5.39	3.81	(3.74)	(2.31)
Distributions from net investment income	(.17)	(.20)	(.16)	(.41)	-
Distributions from net realized gain	(.02)	(.08)	(.05)	(1.01)	-
Total distributions	(.18) M	(.27) L	(.21)	(1.41) K	-
Net asset value, end of period	$ 28.62	$ 28.98	$ 23.86	$ 20.26	$ 25.41
Total Return B,C	(.52)%	22.79%	18.86%	(15.16)%	(8.33)%
Ratios to Average Net AssetsE,I
Expenses before reductions	.75%	.78%	.72%	.40%	.47% A
Expenses net of fee waivers, if any	.75%	.78%	.72%	.40%	.47% A
Expenses net of all reductions	.75%	.77%	.71%	.39%	.47% A
Net investment income (loss)	.91%	.60%	.76% G	1.57%	1.66% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,220,737	$ 633,935	$ 355,463	$ 201,625	$ 92
Portfolio turnover rate F	63% J	67%	85%	177%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

L Total distributions of $.27 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.077 per share.

M Total distributions of $.18 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,269,157
Gross unrealized depreciation	(546,000)
Net unrealized appreciation (depreciation) on securities and other investments	$ 723,157

Tax Cost	$ 6,508,503

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,112
Undistributed long-term capital gain	$ 32,963
Net unrealized appreciation (depreciation)	$ 723,121

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 47,261	$ 78,101

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $6,943 related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $5,165,803 and $7,075,318, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 15,455.21
Class K	464.05
	$ 15,919

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate
Borrower	$ 11,847.33%

Redemptions In-Kind. During the period, 26,569 shares of the Fund held by affiliated entities were redeemed for cash and securities, including accrued interest, with a value of $746,864. The net realized gain of $188,389 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets a well as Note 12: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,856. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,448, including $130 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $362 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Dividend Growth	$ 37,592	$ 48,547
Class K	4,528	3,190
Total	$ 42,120	$ 51,737
From net realized gain
Dividend Growth	$ 4,761	$ 25,105
Class K	380	1,259
Total	$ 5,141	$ 26,364

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Dividend Growth
Shares sold	28,017	76,617	$ 753,110	$ 2,092,410
Reinvestment of distributions	1,596	2,707	40,357	68,380
Shares redeemed	(144,643) A	(82,166)	(3,948,966) A	(2,266,445)
Net increase (decrease)	(115,030)	(2,842)	$ (3,155,499)	$ (105,655)
Class K
Shares sold	29,433	11,524	$ 801,392	$ 323,383
Reinvestment of distributions	194	175	4,908	4,449
Shares redeemed	(8,851)	(4,720)	(241,998)	(130,500)
Net increase (decrease)	20,776	6,979	$ 564,302	$ 197,332

A Amount includes in-kind redemptions (see Note 7: Redemptions in-kind).

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	9/10/12	9/07/12	$0.107	$0.134

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2012 $33,089,253 or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

DGF-K-UANN-0912
1.863064.103

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	-0.67%	0.66%	5.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small-and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Dividend Growth Fund: For the year, the fund's Retail Class shares returned -0.67%, considerably trailing the S&P 500. Versus the index, out-of-benchmark exposure to a number of small-cap stocks and underweighting larger-cap benchmark components worked against the fund. Among sectors, stock picking in energy, industrials, materials and consumer discretionary hurt the most. Additionally, the fund's foreign holdings weighed on performance, hampered in part by a stronger U.S. dollar. Three non-index holdings were significant detractors. Our position in Canada-based copper miner Ivanhoe Mines lost more than half of its value, as investor concern about decelerating global economic growth, triggered a decline in the price of copper, which hurt the stock. Green Mountain Coffee Roasters and commercial satellite imagery provider GeoEye also hampered performance. Having negligible exposure to telecommunication services carrier AT&T, which I sold during the period, and not owning pharmaceuticals provider Pfizer further detracted. Conversely, not having a stake in weak-performing index component Bank of America was beneficial. Three out-of-index positions also bolstered performance: ASML Holding, a Dutch manufacturer of semiconductor capital equipment, Australia-based energy provider InterOil and ARIAD Pharmaceuticals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Dividend Growth	.85%
Actual		$ 1,000.00	$ 1,024.70	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27
Class K	.72%
Actual		$ 1,000.00	$ 1,025.40	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.28	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.2	3.9
Wells Fargo & Co.	1.8	1.6
Berkshire Hathaway, Inc. Class B	1.6	0.1
The Coca-Cola Co.	1.5	1.2
Johnson & Johnson	1.3	0.0
Merck & Co., Inc.	1.2	0.4
Philip Morris International, Inc.	1.1	0.9
Procter & Gamble Co.	1.1	1.4
National Oilwell Varco, Inc.	1.0	0.8
Visa, Inc. Class A	1.0	0.0
	16.8
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.9	18.5
Financials	13.0	13.7
Health Care	11.9	10.8
Consumer Discretionary	11.7	11.9
Industrials	11.6	13.7
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks 97.3%		Stocks and Investment Companies 98.8%
	Convertible Securities 1.1%		Convertible Securities 0.8%
	Short-Term Investments and Net Other Assets (Liabilities) 1.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Foreign investments	17.8%	** Foreign investments	22.6%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.6%
Auto Components - 0.4%
Delphi Automotive PLC	270,300	$ 7,674
Gentex Corp.	217,815	3,487
Tenneco, Inc. (a)	447,112	13,096
TRW Automotive Holdings Corp. (a)	206,683	8,123
		32,380
Automobiles - 0.1%
Harley-Davidson, Inc.	133,899	5,788
Winnebago Industries, Inc. (a)(d)	507,068	5,137
		10,925
Diversified Consumer Services - 0.3%
American Public Education, Inc. (a)(d)	145,562	3,655
Anhanguera Educacional Participacoes SA	840,000	11,949
DeVry, Inc.	334,728	6,571
		22,175
Hotels, Restaurants & Leisure - 2.0%
Bravo Brio Restaurant Group, Inc. (a)	320,815	5,797
Brinker International, Inc.	905,163	29,336
Club Mediterranee SA (a)	541,223	8,863
Darden Restaurants, Inc.	40,590	2,077
Denny's Corp. (a)	4,185,041	18,247
Dunkin' Brands Group, Inc.	165,487	5,011
Icahn Enterprises LP rights (a)	1,067,316	0
Ignite Restaurant Group, Inc. (a)	29,100	398
Jubilant Foodworks Ltd. (a)	7,261	147
Las Vegas Sands Corp.	602,700	21,950
Ruth's Hospitality Group, Inc. (a)	922,300	6,198
Sands China Ltd.	108,800	322
Spur Corp. Ltd.	1,895,350	3,928
Starbucks Corp.	286,877	12,990
Texas Roadhouse, Inc. Class A	621,764	10,763
Yum! Brands, Inc.	269,930	17,502
		143,529
Household Durables - 0.3%
PulteGroup, Inc. (a)	783,307	8,851
Standard Pacific Corp. (a)(d)	43,435	246
Techtronic Industries Co. Ltd.	5,510,500	7,461
Woongjin Coway Co. Ltd.	126,810	3,970
		20,528
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	166,045	$ 38,738
Expedia, Inc.	87,200	4,970
Liberty Media Corp. Interactive Series A (a)	539,879	10,112
		53,820
Leisure Equipment & Products - 0.3%
Brunswick Corp.	165,565	3,641
Hasbro, Inc.	399,077	14,295
Summer Infant, Inc. (a)	476,174	1,509
		19,445
Media - 2.4%
Antena 3 de Television SA (d)	1,139,439	4,262
Comcast Corp. Class A	1,604,370	52,222
DISH Network Corp. Class A	403,630	12,416
MDC Partners, Inc. Class A (sub. vtg.)	867,039	8,159
Mood Media Corp. (a)(d)	422,600	1,171
Mood Media Corp. (a)(h)	2,002,900	5,552
The Walt Disney Co.	857,198	42,123
Time Warner Cable, Inc.	11,000	934
Time Warner, Inc.	1,037,666	40,593
Valassis Communications, Inc. (a)	36,300	819
Virgin Media, Inc.	40,000	1,095
		169,346
Multiline Retail - 0.1%
PPR SA	60,754	9,120
The Bon-Ton Stores, Inc.	187,900	1,240
		10,360
Specialty Retail - 3.8%
Advance Auto Parts, Inc.	489,367	34,329
American Eagle Outfitters, Inc.	131,863	2,745
Ascena Retail Group, Inc. (a)	385,653	7,073
AutoZone, Inc. (a)	51,240	19,227
Bed Bath & Beyond, Inc. (a)	192,653	11,742
Best Buy Co., Inc.	518,642	9,382
Big 5 Sporting Goods Corp.	416,900	3,143
Body Central Corp. (a)(e)	1,023,708	10,585
Express, Inc. (a)	1,111,241	17,891
Fast Retailing Co. Ltd.	29,300	6,017
Foot Locker, Inc.	218,768	7,224
Foschini Ltd.	495,308	8,529
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
GameStop Corp. Class A	296,878	$ 4,756
GNC Holdings, Inc.	7,300	281
Home Depot, Inc.	979,736	51,123
Inditex SA	7,437	767
Limited Brands, Inc.	397,652	18,908
Lowe's Companies, Inc.	1,215,848	30,846
MarineMax, Inc. (a)	189,740	1,412
SuperGroup PLC (a)(d)	1,436,787	9,422
TJX Companies, Inc.	399,454	17,688
		273,090
Textiles, Apparel & Luxury Goods - 1.1%
Deckers Outdoor Corp. (a)(d)	77,644	3,239
G-III Apparel Group Ltd. (a)	469,443	11,534
Iconix Brand Group, Inc. (a)	301,301	5,342
lululemon athletica, Inc. (a)	79,838	4,509
NIKE, Inc. Class B	202,506	18,904
PVH Corp.	230,256	18,289
Vera Bradley, Inc. (a)(d)	353,879	8,065
VF Corp.	35,568	5,310
		75,192
TOTAL CONSUMER DISCRETIONARY		830,790
CONSUMER STAPLES - 9.7%
Beverages - 2.4%
Anheuser-Busch InBev SA NV	14,900	1,179
Britvic PLC	36,300	171
Cott Corp. (a)	1,155,800	9,796
Dr Pepper Snapple Group, Inc.	591,760	26,972
Grupo Modelo SAB de CV Series C	1,599,100	14,420
SABMiller PLC	184,500	7,975
The Coca-Cola Co.	1,350,413	109,113
		169,626
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	110,017	10,581
CVS Caremark Corp.	1,349,238	61,053
Eurocash SA	669,195	7,852
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	14,950	381
Wal-Mart Stores, Inc.	911,277	67,826
		147,693
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 1.1%
Flowers Foods, Inc.	541,849	$ 11,579
Green Mountain Coffee Roasters, Inc. (a)	367,137	6,704
Hilton Food Group PLC	148,789	629
Kraft Foods, Inc. Class A	1,390,644	55,222
Marine Harvest ASA (a)	1,633,478	1,092
The J.M. Smucker Co.	87,046	6,685
		81,911
Household Products - 1.6%
Colgate-Palmolive Co.	103,300	11,090
Procter & Gamble Co.	1,168,394	75,408
Reckitt Benckiser Group PLC	325,100	17,875
Unicharm Corp.	235,500	12,974
		117,347
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	99,550	5,214
Hengan International Group Co. Ltd.	692,000	6,568
		11,782
Tobacco - 2.3%
Altria Group, Inc.	813,020	29,244
British American Tobacco PLC (United Kingdom)	271,700	14,431
Imperial Tobacco Group PLC	307,049	11,934
KT&G Corp.	7,436	548
Lorillard, Inc.	211,211	27,170
Philip Morris International, Inc.	890,466	81,424
		164,751
TOTAL CONSUMER STAPLES		693,110
ENERGY - 11.3%
Energy Equipment & Services - 4.0%
BW Offshore Ltd.	9,997,526	9,205
Cal Dive International, Inc. (a)(d)	1,703,683	2,760
Cameron International Corp. (a)	494,811	24,874
Cathedral Energy Services Ltd.	1,248,200	7,095
Essential Energy Services Ltd.	3,982,500	8,459
Forum Energy Technologies, Inc.	40,553	845
Fugro NV (Certificaten Van Aandelen) unit	61,800	4,049
Halliburton Co.	687,764	22,786
McDermott International, Inc. (a)	1,076,784	12,598
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	974,975	$ 70,491
Noble Corp.	685,608	25,367
SBM Offshore NV (a)	812,000	9,915
Schlumberger Ltd.	766,091	54,592
TETRA Technologies, Inc. (a)	767,284	5,317
Tuscany International Drilling, Inc. (a)	5,159,671	1,672
Unit Corp. (a)	114,078	4,536
Vantage Drilling Co. (a)	5,769,678	9,058
Weatherford International Ltd. (a)	623,514	7,513
Xtreme Drilling & Coil Services Corp. (a)	2,095,460	3,469
		284,601
Oil, Gas & Consumable Fuels - 7.3%
Alon USA Energy, Inc.	784,510	8,567
Alpha Natural Resources, Inc. (a)	199,700	1,400
Americas Petrogas, Inc. (a)	2,225,900	4,128
Americas Petrogas, Inc. (f)	2,665,500	4,944
Amyris, Inc. (a)(d)	941,492	3,644
Anadarko Petroleum Corp.	349,409	24,263
Apache Corp.	233,346	20,096
Bonavista Energy Corp.	14,800	269
Bonavista Energy Corp. (f)	152,100	2,765
BPZ Energy, Inc. (a)(d)	2,421,078	5,520
Cabot Oil & Gas Corp.	191,000	8,058
Chesapeake Energy Corp.	493,646	9,290
Chevron Corp.	306,929	33,633
Crew Energy, Inc. (a)	646,100	4,458
Crown Point Energy, Inc. (a)	942,800	376
Crown Point Ventures Ltd. (a)(f)	4,157,416	1,658
Denbury Resources, Inc. (a)	396,621	5,997
Double Eagle Petroleum Co. (a)(e)	912,603	3,787
Energen Corp.	7,300	374
EOG Resources, Inc.	81,095	7,948
EQT Corp.	204,550	11,537
Gran Tierra Energy, Inc. (Canada) (a)	1,321,700	6,049
Halcon Resources Corp. (h)	910,000	6,006
Hess Corp.	54,500	2,570
HollyFrontier Corp.	445,634	16,662
InterOil Corp. (a)(d)	509,153	43,604
Madalena Ventures, Inc. (a)	1,468,000	468
Marathon Petroleum Corp.	477,488	22,585
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Markwest Energy Partners LP	134,300	$ 7,060
Niko Resources Ltd.	163,400	2,804
Northern Oil & Gas, Inc. (a)(d)	1,851,439	29,179
Northern Tier Energy LP Class A	591,800	9,131
Occidental Petroleum Corp.	463,437	40,333
Painted Pony Petroleum Ltd. (a)(f)	178,000	1,660
Painted Pony Petroleum Ltd. Class A (a)	435,700	4,062
Paladin Energy Ltd. (Australia) (a)(d)	5,703,939	7,013
Pan Orient Energy Corp. (a)	739,800	2,855
Peabody Energy Corp.	531,600	11,100
PetroBakken Energy Ltd. Class A	94,400	1,172
Petrominerales Ltd.	312,000	2,887
Phillips 66	376,335	14,150
Pioneer Natural Resources Co.	70,733	6,269
Resolute Energy Corp. (a)(d)	1,326,032	11,497
Rosetta Resources, Inc. (a)	18,204	759
Royal Dutch Shell PLC Class A sponsored ADR	313,936	21,410
SM Energy Co.	74,049	3,487
Southwestern Energy Co. (a)	205,282	6,826
Suncor Energy, Inc.	87,400	2,672
TAG Oil Ltd. (a)	1,603,400	11,208
TAG Oil Ltd. (f)	146,900	1,027
Targa Resources Corp.	131,500	5,793
Tesoro Corp.	535,763	14,814
Voyager Oil & Gas, Inc. (a)(d)	2,798,269	3,162
Voyager Oil & Gas, Inc. warrants 2/4/16 (a)	1,198,388	96
Williams Companies, Inc.	1,115,202	35,452
		518,534
TOTAL ENERGY		803,135
FINANCIALS - 12.7%
Capital Markets - 1.5%
Ameriprise Financial, Inc.	77,600	4,013
Ares Capital Corp.	843,880	14,034
BlackRock, Inc. Class A	72,832	12,400
GP Investments Ltd. (depositary receipt) (a)	3,230,579	6,448
ICAP PLC	1,339,900	6,689
ICG Group, Inc. (a)	512,336	4,580
Invesco Ltd.	538,787	11,923
KKR & Co. LP	414,055	5,793
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Knight Capital Group, Inc. Class A (a)	1,126,297	$ 11,635
Monex Group, Inc.	22,026	3,574
Morgan Stanley	780,861	10,667
State Street Corp.	363,973	14,697
The Blackstone Group LP	72,600	1,006
		107,459
Commercial Banks - 3.6%
Banco Pine SA	997,744	6,539
Bank of Ireland (a)	29,363,209	3,585
Barclays PLC	1,016,640	2,648
CIT Group, Inc. (a)	513,598	18,757
Comerica, Inc.	227,800	6,882
Commercial Bank of Qatar GDR (Reg. S)	948,915	3,633
Guaranty Trust Bank PLC GDR (Reg. S)	731,523	4,243
KeyCorp	934,900	7,461
Regions Financial Corp.	3,240,692	22,555
U.S. Bancorp	1,445,465	48,423
Wells Fargo & Co.	3,895,291	131,700
		256,426
Consumer Finance - 0.6%
Capital One Financial Corp.	634,830	35,862
International Personal Finance PLC	1,642,400	7,210
		43,072
Diversified Financial Services - 2.0%
Citigroup, Inc.	1,482,770	40,228
CME Group, Inc.	263,635	13,738
JPMorgan Chase & Co.	1,552,854	55,903
PICO Holdings, Inc. (a)(e)	1,405,013	33,875
		143,744
Insurance - 3.0%
AEGON NV	1,383,727	6,281
AFLAC, Inc.	343,551	15,041
Allied World Assurance Co. Holdings Ltd.	118,600	8,946
Assured Guaranty Ltd.	2,212,304	26,503
Berkshire Hathaway, Inc. Class B (a)	1,305,276	110,740
Lincoln National Corp.	186,842	3,746
MetLife, Inc.	918,717	28,269
Prudential Financial, Inc.	273,016	13,181
		212,707
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.6%
American Tower Corp.	229,713	$ 16,611
Beni Stabili SpA SIIQ	13,576,500	6,212
CBL & Associates Properties, Inc.	1,171,549	23,115
Douglas Emmett, Inc.	463,359	10,894
Education Realty Trust, Inc.	933,600	10,942
Franklin Street Properties Corp.	497,800	5,162
Lexington Corporate Properties Trust	678,700	6,068
Prologis, Inc.	484,130	15,652
SL Green Realty Corp.	195,070	15,362
Sovran Self Storage, Inc.	54,487	3,111
Vornado Realty Trust	43,900	3,666
		116,795
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	1,344,677	20,950
Forest City Enterprises, Inc. Class A (a)	292,106	4,122
LSL Property Services PLC	176,816	610
		25,682
TOTAL FINANCIALS		905,885
HEALTH CARE - 11.9%
Biotechnology - 3.7%
Alnylam Pharmaceuticals, Inc. (a)	716,200	13,386
Amgen, Inc.	459,009	37,914
ARIAD Pharmaceuticals, Inc. (a)	1,619,584	30,983
AVEO Pharmaceuticals, Inc. (a)(d)	1,032,309	13,523
Biogen Idec, Inc. (a)	143,300	20,897
Biovitrum AB (a)	1,889,028	6,611
Dynavax Technologies Corp. (a)	3,717,870	14,351
Gentium SpA sponsored ADR (a)	324,845	3,265
Gilead Sciences, Inc. (a)	444,854	24,169
Grifols SA ADR	253,400	5,656
Horizon Pharma, Inc. (d)	316,293	1,806
Horizon Pharma, Inc. (h)	1,015,612	5,799
Horizon Pharma, Inc. warrants 2/28/17 (a)(h)	253,903	400
Infinity Pharmaceuticals, Inc. (a)	181,620	3,171
InterMune, Inc. (a)(d)	614,172	5,423
Isis Pharmaceuticals, Inc. (a)	331,000	4,012
Merrimack Pharmaceuticals, Inc. (d)	249,200	1,986
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
NPS Pharmaceuticals, Inc. (a)	506,635	$ 3,906
Synageva BioPharma Corp. (a)	142,286	7,123
Synta Pharmaceuticals Corp. (a)	7,300	54
Theravance, Inc. (a)	917,861	26,737
Thrombogenics NV (a)	398,797	12,871
Vertex Pharmaceuticals, Inc. (a)	59,100	2,867
ZIOPHARM Oncology, Inc. (a)(d)	2,189,550	12,327
		259,237
Health Care Equipment & Supplies - 0.8%
Analogic Corp.	7,400	474
Baxter International, Inc.	211,147	12,354
Boston Scientific Corp. (a)	1,531,100	7,916
C.R. Bard, Inc.	29,348	2,854
Covidien PLC	232,484	12,991
Genmark Diagnostics, Inc. (a)	807,700	4,564
Nakanishi, Inc.	42,300	4,370
Opto Circuits India Ltd.	1,137,349	3,149
Sirona Dental Systems, Inc. (a)	210,922	9,118
		57,790
Health Care Providers & Services - 3.4%
Accretive Health, Inc. (a)	872,328	11,846
Brookdale Senior Living, Inc. (a)	1,932,000	31,801
Centene Corp. (a)	308,474	11,734
Chemed Corp.	132,551	8,320
CIGNA Corp.	541,181	21,799
Corvel Corp. (a)	29,036	1,340
DaVita, Inc. (a)	140,079	13,787
Emeritus Corp. (a)	603,933	10,237
Express Scripts Holding Co. (a)	626,389	36,293
Humana, Inc.	97,116	5,982
McKesson Corp.	331,454	30,073
MEDNAX, Inc. (a)	58,121	3,844
Sunrise Senior Living, Inc. (a)	89,228	596
UnitedHealth Group, Inc.	733,430	37,471
WellPoint, Inc.	344,559	18,362
		243,485
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	559,968	$ 21,441
Charles River Laboratories International, Inc. (a)	214,269	7,292
		28,733
Pharmaceuticals - 3.6%
AVANIR Pharmaceuticals Class A (a)(d)	1,508,431	4,314
Biodelivery Sciences International, Inc. (a)	32,913	156
Cadence Pharmaceuticals, Inc. (a)(d)	3,867,920	16,400
Cardiome Pharma Corp. (a)	2,305,800	738
Elan Corp. PLC sponsored ADR (a)	527,000	6,087
Eli Lilly & Co.	243,300	10,712
Impax Laboratories, Inc. (a)	292,896	6,508
Jazz Pharmaceuticals PLC (a)	158,400	7,614
Johnson & Johnson	1,299,974	89,984
Merck & Co., Inc.	1,984,053	87,636
Novo Nordisk A/S Series B	137,937	21,268
Watson Pharmaceuticals, Inc. (a)	77,792	6,055
		257,472
TOTAL HEALTH CARE		846,717
INDUSTRIALS - 11.4%
Aerospace & Defense - 2.6%
DigitalGlobe, Inc. (a)	635,974	12,382
GeoEye, Inc. (a)(e)	1,254,884	31,912
Honeywell International, Inc.	445,030	25,834
Meggitt PLC	2,825,241	16,987
Precision Castparts Corp.	105,105	16,350
Raytheon Co.	325,226	18,044
Textron, Inc.	789,832	20,575
Ultra Electronics Holdings PLC	186,989	4,307
United Technologies Corp.	562,726	41,889
		188,280
Air Freight & Logistics - 0.8%
FedEx Corp.	10,910	985
Pacer International, Inc. (a)	697,415	2,929
United Parcel Service, Inc. Class B	714,773	54,044
		57,958
Building Products - 0.5%
Armstrong World Industries, Inc.	89,140	3,445
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - continued
Lennox International, Inc.	113,786	$ 4,969
Owens Corning (a)	801,907	21,539
Quanex Building Products Corp.	482,339	8,152
		38,105
Commercial Services & Supplies - 0.9%
Corrections Corp. of America	467,000	14,514
Multiplus SA	533,600	12,876
Republic Services, Inc.	568,005	16,432
Steelcase, Inc. Class A	1,239,263	10,620
Swisher Hygiene, Inc. (a)	2,081,064	3,765
Swisher Hygiene, Inc. (Canada) (a)	1,367,162	2,748
The Geo Group, Inc. (a)	110,000	2,543
US Ecology, Inc.	61,700	1,203
		64,701
Construction & Engineering - 0.8%
AECOM Technology Corp. (a)	589,479	9,555
Fluor Corp.	361,680	17,932
Foster Wheeler AG (a)	1,116,695	20,145
MasTec, Inc. (a)	689,614	11,006
Quanta Services, Inc. (a)	18,600	428
		59,066
Electrical Equipment - 1.6%
Alstom SA	362,367	12,056
AMETEK, Inc.	315,198	9,771
Emerson Electric Co.	503,905	24,072
GrafTech International Ltd. (a)	1,283,396	13,411
Hubbell, Inc. Class B	92,642	7,623
Prysmian SpA	813,700	13,085
Regal-Beloit Corp.	404,468	26,036
Roper Industries, Inc.	75,739	7,532
		113,586
Industrial Conglomerates - 0.1%
Reunert Ltd.	495,947	4,797
Machinery - 2.3%
Actuant Corp. Class A	498,002	14,173
Colfax Corp. (a)	215,542	6,238
Cummins, Inc.	156,384	14,997
Dover Corp.	158,995	8,660
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
EVA Precision Industrial Holdings Ltd.	3,672,000	$ 279
Fiat Industrial SpA	2,911,405	28,658
GEA Group AG	22,102	597
Illinois Tool Works, Inc.	302,448	16,435
Ingersoll-Rand PLC	592,811	25,141
Manitowoc Co., Inc. (d)	957,037	11,484
Navistar International Corp. (a)	109,932	2,704
Stanley Black & Decker, Inc.	296,481	19,832
Timken Co.	194,581	7,044
Valmont Industries, Inc.	59,985	7,431
		163,673
Marine - 0.1%
Kirby Corp. (a)	73,723	3,890
Ultrapetrol (Bahamas) Ltd. (a)	797,900	726
		4,616
Professional Services - 0.5%
Michael Page International PLC	111,479	642
Qualicorp SA (a)	655,000	5,833
Randstad Holding NV	446,500	13,553
Robert Half International, Inc.	379,515	10,251
SR Teleperformance SA	238,130	5,875
		36,154
Road & Rail - 0.9%
J.B. Hunt Transport Services, Inc.	125,181	6,887
Norfolk Southern Corp.	197,400	14,617
Union Pacific Corp.	309,865	37,993
Universal Truckload Services, Inc.	284,651	4,238
		63,735
Trading Companies & Distributors - 0.3%
Houston Wire & Cable Co.	446,305	5,110
Rush Enterprises, Inc. Class A (a)	268,323	4,333
Watsco, Inc.	170,380	11,576
		21,019
TOTAL INDUSTRIALS		815,690
INFORMATION TECHNOLOGY - 20.8%
Communications Equipment - 1.7%
Brocade Communications Systems, Inc. (a)	1,565,104	7,779
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc.	2,951,875	$ 47,082
Harris Corp.	36,800	1,533
Motorola Solutions, Inc.	284,997	13,777
Polycom, Inc. (a)	994,368	8,691
QUALCOMM, Inc.	242,222	14,456
Riverbed Technology, Inc. (a)	947,834	16,720
ViaSat, Inc. (a)	298,212	11,422
		121,460
Computers & Peripherals - 5.4%
Apple, Inc.	615,203	375,752
Gemalto NV (d)	168,763	12,934
		388,686
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	382,925	12,924
Avnet, Inc. (a)	639,678	20,150
Corning, Inc.	1,918,921	21,895
Flextronics International Ltd. (a)	669,751	4,293
Jabil Circuit, Inc.	353,852	7,679
Molex, Inc. (d)	464,025	11,656
TE Connectivity Ltd.	426,556	14,081
		92,678
Internet Software & Services - 0.8%
Baidu.com, Inc. sponsored ADR (a)	69,023	8,319
Cornerstone OnDemand, Inc. (a)	80,743	1,920
Facebook, Inc. Class B (a)(h)	488,526	9,545
Google, Inc. Class A (a)	26,073	16,503
QuinStreet, Inc. (a)	661,811	6,003
Velti PLC (a)(d)	859,700	4,685
Yahoo!, Inc. (a)	482,000	7,635
		54,610
IT Services - 4.1%
Accenture PLC Class A	205,353	12,383
Acxiom Corp. (a)	181,824	3,049
Amdocs Ltd.	249,754	7,430
Cognizant Technology Solutions Corp. Class A (a)	581,020	32,985
EPAM Systems, Inc.	174,900	2,805
ExlService Holdings, Inc. (a)	290,527	7,161
Fidelity National Information Services, Inc.	495,835	15,589
Fiserv, Inc. (a)	186,613	13,087
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Heartland Payment Systems, Inc.	232,300	$ 7,364
IBM Corp.	276,792	54,246
Jack Henry & Associates, Inc.	37,215	1,292
MasterCard, Inc. Class A	38,923	16,993
Maximus, Inc.	30,155	1,523
Redecard SA	277,800	4,480
ServiceSource International, Inc. (a)	1,165,625	13,148
Total System Services, Inc.	32,900	778
Unisys Corp. (a)	1,114,203	21,649
Virtusa Corp. (a)	304,842	4,618
Visa, Inc. Class A	539,028	69,572
		290,152
Office Electronics - 0.3%
Xerox Corp.	2,853,381	19,774
Semiconductors & Semiconductor Equipment - 4.7%
Altera Corp.	14,500	514
Analog Devices, Inc.	429,940	16,802
Applied Micro Circuits Corp. (a)	364,735	2,086
ASML Holding NV	1,024,463	58,907
Avago Technologies Ltd.	573,809	21,231
Cirrus Logic, Inc. (a)	672,246	24,718
Cymer, Inc. (a)	561,231	32,108
Entropic Communications, Inc. (a)(d)	1,286,129	7,717
Freescale Semiconductor Holdings I Ltd. (a)	1,598,319	17,054
LTX-Credence Corp. (a)(e)	2,542,696	14,900
Maxim Integrated Products, Inc.	644,151	17,540
Micron Technology, Inc. (a)	1,526,488	9,479
Monolithic Power Systems, Inc. (a)	21,800	422
NXP Semiconductors NV (a)	1,066,264	24,087
ON Semiconductor Corp. (a)	1,655,446	11,489
RF Micro Devices, Inc. (a)	4,132,045	16,032
Samsung Electronics Co. Ltd.	21,459	24,844
Skyworks Solutions, Inc. (a)	1,055,475	30,535
Spansion, Inc. Class A	497,281	5,097
		335,562
Software - 2.5%
Adobe Systems, Inc. (a)	151,967	4,693
Autodesk, Inc. (a)	189,700	6,435
Check Point Software Technologies Ltd. (a)	185,100	8,990
Citrix Systems, Inc. (a)	392,611	28,535
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Comverse Technology, Inc. (a)	3,632,060	$ 19,722
Electronic Arts, Inc. (a)	317,190	3,495
Ellie Mae, Inc. (a)	18,132	372
JDA Software Group, Inc. (a)	198,523	5,872
Microsoft Corp.	1,637,749	48,264
Nuance Communications, Inc. (a)	351,931	7,162
Opnet Technologies, Inc.	268,277	7,093
Oracle Corp.	969,607	29,282
Royalblue Group PLC	41,674	916
VMware, Inc. Class A (a)	98,200	8,913
		179,744
TOTAL INFORMATION TECHNOLOGY		1,482,666
MATERIALS - 4.1%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	48,749	3,921
Albemarle Corp.	43,600	2,538
Ashland, Inc.	156,993	11,051
CF Industries Holdings, Inc.	20,722	4,057
Clariant AG (Reg.)	2,171,280	22,974
Kraton Performance Polymers, Inc. (a)	182,723	4,279
LyondellBasell Industries NV Class A	456,157	20,313
Monsanto Co.	10,200	873
PetroLogistics LP	1,096,560	13,553
Spartech Corp. (a)	1,386,259	7,056
The Mosaic Co.	152,410	8,857
W.R. Grace & Co. (a)	828,876	46,450
		145,922
Construction Materials - 0.1%
HeidelbergCement Finance AG	107,913	5,027
Containers & Packaging - 0.2%
Nampak Ltd.	2,604,800	8,184
Rock-Tenn Co. Class A	128,497	7,481
Youyuan International Holdings Ltd.	1,418,000	276
		15,941
Metals & Mining - 1.7%
Agnico-Eagle Mines Ltd. (Canada)	188,800	8,285
Anglo American PLC (United Kingdom)	185,200	5,517
Avion Gold Corp. (a)	3,113,900	1,553
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Avion Gold Corp. (f)	289,800	$ 144
Commercial Metals Co.	1,210,444	15,603
Copper Mountain Mining Corp. (a)	477,400	1,538
First Quantum Minerals Ltd.	278,840	5,063
Freeport-McMoRan Copper & Gold, Inc.	308,095	10,374
Goldcorp, Inc.	409,300	14,775
Iluka Resources Ltd.	72,612	726
Ivanhoe Mines Ltd. (d)	2,519,636	21,230
Newcrest Mining Ltd.	291,654	7,203
Randgold Resources Ltd. sponsored ADR	290,223	25,969
Reliance Steel & Aluminum Co.	36,273	1,867
SunCoke Energy, Inc. (a)	159,898	2,558
		122,405
TOTAL MATERIALS		289,295
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.6%
CenturyLink, Inc.	558,452	23,198
China Unicom Ltd.	4,236,000	6,198
Frontier Communications Corp. (d)	1,383,389	5,423
PT Telkomunikasi Indonesia Tbk sponsored ADR	234,541	9,107
		43,926
Wireless Telecommunication Services - 0.4%
Crown Castle International Corp. (a)	18,400	1,139
SBA Communications Corp. Class A (a)	464,110	27,410
		28,549
TOTAL TELECOMMUNICATION SERVICES		72,475
UTILITIES - 2.7%
Electric Utilities - 1.2%
Edison International	521,915	24,102
NextEra Energy, Inc.	509,556	36,128
Northeast Utilities	713,080	28,438
		88,668
Gas Utilities - 0.1%
Atmos Energy Corp.	104,257	3,738
Independent Power Producers & Energy Traders - 0.4%
The AES Corp. (a)	2,503,593	30,193
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 1.0%
CMS Energy Corp.	168,040	$ 4,144
National Grid PLC	64,318	667
PG&E Corp.	737,837	34,059
Sempra Energy	410,821	28,926
		67,796
TOTAL UTILITIES		190,395
TOTAL COMMON STOCKS (Cost $6,173,521)		6,930,158
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.4%
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.50%	143,900	12,352
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
KaloBios Pharmaceuticals, Inc. Series E (a)(h)	1,403,000	4,770
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	148,700	7,844
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Unisys Corp. Series A, 6.25%	92,200	5,475
TOTAL CONVERTIBLE PREFERRED STOCKS		30,441
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	14,900	2,548
TOTAL PREFERRED STOCKS (Cost $34,354)		32,989
Convertible Bonds - 0.7%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Cal Dive International, Inc. 5% 7/15/17 (f)	$ 3,660	$ 3,539
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (h)	7,356	5,810
TOTAL ENERGY		9,349
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (f)	16,623	6,566
INDUSTRIALS - 0.1%
Building Products - 0.1%
Aspen Aerogels, Inc. 8% 6/1/14 (h)	4,085	4,085
MATERIALS - 0.4%
Metals & Mining - 0.4%
Ivanplats Ltd. 8% 11/10/14 pay-in-kind (g)(h)	27,595	28,618
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (f)	3,730	2,462
TOTAL CONVERTIBLE BONDS (Cost $54,733)		51,080
Money Market Funds - 3.1%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	96,665,474	96,665
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	120,768,332	120,768
TOTAL MONEY MARKET FUNDS (Cost $217,433)		217,433
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $6,480,041)		7,231,660
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(105,468)
NET ASSETS - 100%		$ 7,126,192
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,765,000 or 0.3% of net assets.

(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $70,585,000 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 3% 2/27/17	2/27/12	$ 7,356
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 4,085
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 12,217
Halcon Resources Corp.	3/1/12	$ 8,190
Horizon Pharma, Inc.	2/29/12	$ 3,646
Horizon Pharma, Inc. warrants 2/28/17	2/29/12	$ 32
Ivanplats Ltd. 8% 11/10/14 pay-in-kind	11/10/11 - 3/28/12	$ 27,868
KaloBios Pharmaceuticals, Inc. Series E	5/2/12	$ 4,770
Mood Media Corp.	2/2/11	$ 4,054
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 65
Fidelity Securities Lending Cash Central Fund	4,448
Total	$ 4,513
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Body Central Corp.	$ -	$ 18,973	$ 553	$ -	$ 10,585
Cadence Pharmaceuticals, Inc.	28,450	4,838	2,396*	-	-
Crown Point Ventures Ltd.	1,096	417	119*	-	-
Crown Point Ventures Ltd. (144A)	2,491	2,462	-	-	-
Double Eagle Petroleum Co.	10,542	643	799*	-	3,787
GeoEye, Inc.	53,351	5,884	7,035*	-	31,912
LTX-Credence Corp.	24,118	1,818	7,533*	-	14,900
O'Charleys, Inc.	9,150	871	15,521*	-	-
PICO Holdings, Inc.	32,970	8,869	4,356*	-	33,875
Saia, Inc.	13,037	446	15,580*	-	-
Spartech Corp.	9,331	930	2,094*	-	-
Voyager Oil & Gas, Inc.	11,252	138	1,870*	-	-
Voyager Oil & Gas, Inc. warrants 2/4/16	1,539	-	-	-	-
Winnebago Industries, Inc.	15,684	-	12,741*	-	-
Total	$ 213,011	$ 46,289	$ 70,597	$ -	$ 95,059

* Includes the value of securities delivered through in-kind transactions.

Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 833,338	$ 827,321	$ 6,017	$ -
Consumer Staples	693,110	664,526	28,584	-
Energy	803,135	803,039	96	-
Financials	918,237	902,149	16,088	-
Health Care	851,487	820,679	26,038	4,770
Industrials	823,534	819,769	3,765	-
Information Technology	1,488,141	1,478,596	9,545	-
Materials	289,295	289,295	-	-
Telecommunication Services	72,475	66,277	6,198	-
Utilities	190,395	189,728	667	-
Corporate Bonds	51,080	-	18,377	32,703
Money Market Funds	217,433	217,433	-	-
Total Investments in Securities:	$ 7,231,660	$ 7,078,812	$ 115,375	$ 37,473
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	82.2%
Canada	2.9%
Netherlands	2.1%
United Kingdom	1.7%
Switzerland	1.4%
Bermuda	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	7.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $116,146) - See accompanying schedule: Unaffiliated issuers (cost $6,135,024)	$ 6,919,168
Fidelity Central Funds (cost $217,433)	217,433
Other affiliated issuers (cost $127,584)	95,059
Total Investments (cost $6,480,041)		$ 7,231,660
Foreign currency held at value (cost $2,298)		2,307
Receivable for investments sold		151,821
Receivable for fund shares sold		2,205
Dividends receivable		3,562
Interest receivable		2,636
Distributions receivable from Fidelity Central Funds		487
Other receivables		444
Total assets		7,395,122

Liabilities
Payable to custodian bank	$ 582
Payable for investments purchased	136,008
Payable for fund shares redeemed	7,147
Accrued management fee	2,710
Other affiliated payables	1,261
Other payables and accrued expenses	454
Collateral on securities loaned, at value	120,768
Total liabilities		268,930

Net Assets		$ 7,126,192
Net Assets consist of:
Paid in capital		$ 6,351,386
Undistributed net investment income		20,016
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,207
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		751,583
Net Assets		$ 7,126,192

Dividend Growth: Net Asset Value, offering price and redemption price per share ($5,905,455 ÷ 206,421 shares)		$ 28.61

Class K: Net Asset Value, offering price and redemption price per share ($1,220,737 ÷ 42,653 shares)		$ 28.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends		$ 127,970
Interest		3,705
Income from Fidelity Central Funds		4,513
Total income		136,188

Expenses
Management fee Basic fee	$ 45,875
Performance adjustment	9,790
Transfer agent fees	15,919
Accounting and security lending fees	1,245
Custodian fees and expenses	269
Independent trustees' compensation	57
Registration fees	169
Audit	90
Legal	40
Miscellaneous	98
Total expenses before reductions	73,552
Expense reductions	(362)	73,190
Net investment income (loss)		62,998
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	96,599
Other affiliated issuers	(8,111)
Redemption in-kind with affiliated entities (including gain from Other affiliated issuers of $1,089)	188,389
Foreign currency transactions	(1,488)
Futures contracts	6,943
Total net realized gain (loss)		282,332
Change in net unrealized appreciation (depreciation) on: Investment securities	(523,285)
Assets and liabilities in foreign currencies	(110)
Total change in net unrealized appreciation (depreciation)		(523,395)
Net gain (loss)		(241,063)
Net increase (decrease) in net assets resulting from operations		$ (178,065)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 62,998	$ 43,819
Net realized gain (loss)	282,332	802,201
Change in net unrealized appreciation (depreciation)	(523,395)	997,707
Net increase (decrease) in net assets resulting from operations	(178,065)	1,843,727
Distributions to shareholders from net investment income	(42,120)	(51,737)
Distributions to shareholders from net realized gain	(5,141)	(26,364)
Total distributions	(47,261)	(78,101)
Share transactions - net increase (decrease)	(2,591,197)	91,677
Total increase (decrease) in net assets	(2,816,523)	1,857,303

Net Assets
Beginning of period	9,942,715	8,085,412
End of period (including undistributed net investment income of $20,016 and undistributed net investment income of $22,949, respectively)	$ 7,126,192	$ 9,942,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 28.96	$ 23.84	$ 20.25	$ 25.40	$ 32.73
Income from Investment Operations
Net investment income (loss) B	.20	.12	.13 E	.24	.43
Net realized and unrealized gain (loss)	(.41)	5.23	3.63	(4.01)	(5.08)
Total from investment operations	(.21)	5.35	3.76	(3.77)	(4.65)
Distributions from net investment income	(.12)	(.15)	(.12)	(.37)	(.45)
Distributions from net realized gain	(.02)	(.08)	(.05)	(1.01)	(2.23)
Total distributions	(.14)	(.23)	(.17)	(1.38) H	(2.68)
Net asset value, end of period	$ 28.61	$ 28.96	$ 23.84	$ 20.25	$ 25.40
Total Return A	(.67)%	22.57%	18.59%	(15.33)%	(15.45)%
Ratios to Average Net Assets C,F
Expenses before reductions	.91%	.93%	.93%	.62%	.64%
Expenses net of fee waivers, if any	.91%	.93%	.93%	.62%	.64%
Expenses net of all reductions	.91%	.93%	.92%	.62%	.63%
Net investment income (loss)	.75%	.44%	.56% E	1.34%	1.47%
Supplemental Data
Net assets, end of period (in millions)	$ 5,905	$ 9,309	$ 7,730	$ 6,603	$ 9,502
Portfolio turnover rate D	63% G	67%	85%	177%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 28.98	$ 23.86	$ 20.26	$ 25.41	$ 27.72
Income from Investment Operations
Net investment income (loss) D	.25	.17	.18 G	.26	.10
Net realized and unrealized gain (loss)	(.43)	5.22	3.63	(4.00)	(2.41)
Total from investment operations	(.18)	5.39	3.81	(3.74)	(2.31)
Distributions from net investment income	(.17)	(.20)	(.16)	(.41)	-
Distributions from net realized gain	(.02)	(.08)	(.05)	(1.01)	-
Total distributions	(.18) M	(.27) L	(.21)	(1.41) K	-
Net asset value, end of period	$ 28.62	$ 28.98	$ 23.86	$ 20.26	$ 25.41
Total Return B,C	(.52)%	22.79%	18.86%	(15.16)%	(8.33)%
Ratios to Average Net AssetsE,I
Expenses before reductions	.75%	.78%	.72%	.40%	.47% A
Expenses net of fee waivers, if any	.75%	.78%	.72%	.40%	.47% A
Expenses net of all reductions	.75%	.77%	.71%	.39%	.47% A
Net investment income (loss)	.91%	.60%	.76% G	1.57%	1.66% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,220,737	$ 633,935	$ 355,463	$ 201,625	$ 92
Portfolio turnover rate F	63% J	67%	85%	177%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

L Total distributions of $.27 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.077 per share.

M Total distributions of $.18 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,269,157
Gross unrealized depreciation	(546,000)
Net unrealized appreciation (depreciation) on securities and other investments	$ 723,157

Tax Cost	$ 6,508,503

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,112
Undistributed long-term capital gain	$ 32,963
Net unrealized appreciation (depreciation)	$ 723,121

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 47,261	$ 78,101

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Annual Report

5. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $6,943 related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $5,165,803 and $7,075,318, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 15,455.21
Class K	464.05
	$ 15,919

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate
Borrower	$ 11,847.33%

Redemptions In-Kind. During the period, 26,569 shares of the Fund held by affiliated entities were redeemed for cash and securities, including accrued interest, with a value of $746,864. The net realized gain of $188,389 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets a well as Note 12: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Annual Report

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,856. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,448, including $130 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $362 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Dividend Growth	$ 37,592	$ 48,547
Class K	4,528	3,190
Total	$ 42,120	$ 51,737
From net realized gain
Dividend Growth	$ 4,761	$ 25,105
Class K	380	1,259
Total	$ 5,141	$ 26,364

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Dividend Growth
Shares sold	28,017	76,617	$ 753,110	$ 2,092,410
Reinvestment of distributions	1,596	2,707	40,357	68,380
Shares redeemed	(144,643) A	(82,166)	(3,948,966) A	(2,266,445)
Net increase (decrease)	(115,030)	(2,842)	$ (3,155,499)	$ (105,655)
Class K
Shares sold	29,433	11,524	$ 801,392	$ 323,383
Reinvestment of distributions	194	175	4,908	4,449
Shares redeemed	(8,851)	(4,720)	(241,998)	(130,500)
Net increase (decrease)	20,776	6,979	$ 564,302	$ 197,332

A Amount includes in-kind redemptions (see Note 7: Redemptions in-kind).

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Dividend Growth	9/10/12	9/07/12	$0.074	$0.134

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2012 $33,089,253 or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dividend Growth designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

The Fidelity Telephone Connection

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Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

DGF-UANN-0912
1.789245.109

Fidelity®

Leveraged Company Stock

Fund -

Class K

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the last six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class K A	-0.87%	-1.55%	17.31%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Leveraged Company Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund - Class K on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: For the year, the fund's Class K shares returned -0.87%, underperforming the S&P 500® Index but beating the -7.76% return of the Credit Suisse Leveraged Equity Index. Relative to the S&P® index, the fund lost ground due to positioning in automobiles and components, an overweighting in materials - although the negative impact was more than offset by strong security selection here - positioning in health care and consumer staples, and stock selection in energy, capital goods and semiconductor/semiconductor equipment. Among individual stocks coal companies Peabody Energy and Alpha Natural Resources detracted, as did ON Semiconductor, video-game retailer GameStop and Ford Motor. On the plus side, the fund benefited from underweighting the weak financials sector. Contributors included chemicals company LyondellBasell Industries, pipeline provider El Paso and funeral home operator Service Corporation International. Some of the stocks I've mentioned in this report were not part of the S&P index and El Paso - which was acquired in May - was sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Leveraged Company Stock	.85%
Actual		$ 1,000.00	$ 1,015.80	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27
Class K	.69%
Actual		$ 1,000.00	$ 1,016.50	$ 3.46
HypotheticalA		$ 1,000.00	$ 1,021.43	$ 3.47

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	8.9	9.1
Service Corporation International	4.9	4.6
Apple, Inc.	4.4	3.7
The AES Corp.	4.3	4.2
HollyFrontier Corp.	3.1	2.1
Comcast Corp. Class A	3.0	2.8
Merck & Co., Inc.	1.9	1.0
Ford Motor Co.	1.7	1.9
ON Semiconductor Corp.	1.7	2.4
Cinemark Holdings, Inc.	1.7	1.3
	35.6
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.5	22.4
Materials	13.9	16.0
Energy	11.3	9.5
Information Technology	11.3	11.5
Industrials	11.0	14.0
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012**
	Stocks 91.3%		Stocks 95.7%
	Bonds 0.9%		Bonds 0.3%
	Other Investments 0.4%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 7.4%		Short-Term Investments and Net Other Assets (Liabilities) 3.7%
* Foreign investments	14.3%	** Foreign investments	14.7%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 90.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.7%
Auto Components - 1.0%
Delphi Automotive PLC	163,300	$ 4,636
Exide Technologies (a)(f)	3,930,293	11,516
Tenneco, Inc. (a)	97,700	2,862
TRW Automotive Holdings Corp. (a)	456,100	17,925
		36,939
Automobiles - 3.4%
Daimler AG (United States)	209,400	10,426
Ford Motor Co.	6,790,633	62,745
General Motors Co. (a)	1,647,566	32,474
General Motors Co.:
warrants 7/10/16 (a)	445,805	4,922
warrants 7/10/19 (a)	445,805	3,005
Motors Liquidation Co. GUC Trust (a)	123,112	1,741
Toyota Motor Corp. sponsored ADR	89,500	6,848
		122,161
Diversified Consumer Services - 5.2%
Service Corporation International (f)	13,723,282	176,344
Stewart Enterprises, Inc. Class A (e)	1,515,242	10,349
		186,693
Hotels, Restaurants & Leisure - 0.5%
Penn National Gaming, Inc. (a)	416,040	16,192
Station Holdco LLC warrants 6/15/18 (a)(i)(j)	146,846	7
		16,199
Household Durables - 2.0%
Hovnanian Enterprises, Inc. Class A (a)(e)	1,419,000	3,292
Lennar Corp. Class A (e)	983,400	28,725
Newell Rubbermaid, Inc.	2,341,747	41,332
		73,349
Leisure Equipment & Products - 0.2%
Callaway Golf Co. (e)	1,630,035	8,949
Media - 5.3%
Belo Corp. Series A	163,800	1,122
Cablevision Systems Corp. - NY Group Class A	541,324	8,304
Cinemark Holdings, Inc.	2,601,645	60,826
Comcast Corp. Class A	3,302,598	107,500
Gray Television, Inc. (a)(f)	3,766,164	6,327
Nexstar Broadcasting Group, Inc. Class A (a)	1,130,500	7,371
		191,450
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.6%
Target Corp.	338,600	$ 20,536
Specialty Retail - 1.9%
Asbury Automotive Group, Inc. (a)	385,122	10,075
GameStop Corp. Class A (e)	3,156,107	50,561
Sally Beauty Holdings, Inc. (a)	300,000	7,926
		68,562
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	123,220	6,078
PVH Corp.	188,310	14,957
		21,035
TOTAL CONSUMER DISCRETIONARY		745,873
CONSUMER STAPLES - 2.7%
Food & Staples Retailing - 0.6%
Whole Foods Market, Inc.	222,009	20,376
Food Products - 1.9%
Darling International, Inc. (a)	3,476,642	57,434
Smithfield Foods, Inc. (a)	559,606	10,353
		67,787
Personal Products - 0.2%
Revlon, Inc. (a)	553,261	8,050
TOTAL CONSUMER STAPLES		96,213
ENERGY - 11.3%
Energy Equipment & Services - 3.1%
Ensco PLC Class A	110,000	5,976
Halliburton Co.	1,126,593	37,324
Noble Corp.	447,200	16,546
Oil States International, Inc. (a)	270,700	19,680
Parker Drilling Co. (a)	1,200,000	5,556
Schlumberger Ltd.	109,400	7,796
Transocean Ltd. (United States)	381,900	17,884
		110,762
Oil, Gas & Consumable Fuels - 8.2%
Alpha Natural Resources, Inc. (a)	1,098,500	7,700
Chesapeake Energy Corp. (e)	1,090,491	20,523
Continental Resources, Inc. (a)(e)	534,087	34,176
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Forest Oil Corp. (a)	1,205,652	$ 8,259
Hess Corp.	109,600	5,169
HollyFrontier Corp.	2,997,133	112,063
Nexen, Inc.	188,000	4,777
Peabody Energy Corp.	822,825	17,181
Range Resources Corp.	247,200	15,475
Valero Energy Corp.	1,438,166	39,550
Western Refining, Inc. (e)	1,403,970	33,035
		297,908
TOTAL ENERGY		408,670
FINANCIALS - 6.5%
Capital Markets - 0.5%
Morgan Stanley	1,187,000	16,214
Commercial Banks - 2.8%
Huntington Bancshares, Inc.	8,526,580	52,993
Regions Financial Corp.	3,284,894	22,863
SunTrust Banks, Inc.	1,019,600	24,114
		99,970
Consumer Finance - 0.5%
American Express Co.	335,547	19,364
Diversified Financial Services - 0.6%
Citigroup, Inc.	855,847	23,219
Insurance - 1.4%
AFLAC, Inc.	641,700	28,094
Assured Guaranty Ltd.	1,249,684	14,971
Lincoln National Corp.	435,700	8,736
		51,801
Real Estate Investment Trusts - 0.7%
Host Hotels & Resorts, Inc.	1,016,122	14,917
Sabra Health Care REIT, Inc.	547,507	10,140
		25,057
TOTAL FINANCIALS		235,625
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 7.5%
Health Care Equipment & Supplies - 0.9%
Alere, Inc. (a)	419,708	$ 7,920
Boston Scientific Corp. (a)	4,796,000	24,795
		32,715
Health Care Providers & Services - 4.4%
Community Health Systems, Inc. (a)	784,376	19,303
DaVita, Inc. (a)	367,826	36,201
HCA Holdings, Inc.	1,216,779	32,220
Kindred Healthcare, Inc. (a)	108,330	1,026
Sun Healthcare Group, Inc. (a)	547,507	4,577
Tenet Healthcare Corp. (a)	10,697,206	49,421
Universal Health Services, Inc. Class B	385,505	15,066
		157,814
Pharmaceuticals - 2.2%
Johnson & Johnson	153,000	10,591
Merck & Co., Inc.	1,577,900	69,696
		80,287
TOTAL HEALTH CARE		270,816
INDUSTRIALS - 10.7%
Aerospace & Defense - 1.0%
Teledyne Technologies, Inc. (a)	340,694	21,225
Textron, Inc.	602,700	15,700
		36,925
Airlines - 2.1%
Delta Air Lines, Inc. (a)	4,757,234	45,907
Southwest Airlines Co.	571,283	5,250
United Continental Holdings, Inc. (a)	370,700	7,003
US Airways Group, Inc. (a)(e)	1,481,380	16,977
		75,137
Building Products - 1.0%
Armstrong World Industries, Inc.	693,300	26,796
Owens Corning (a)	294,219	7,903
Owens Corning warrants 10/31/13 (a)	406,600	305
		35,004
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 1.6%
Deluxe Corp.	1,786,873	$ 50,604
R.R. Donnelley & Sons Co. (e)	450,900	5,465
		56,069
Electrical Equipment - 1.4%
Belden, Inc.	777,664	24,986
Emerson Electric Co.	163,500	7,810
General Cable Corp. (a)	437,132	11,422
Polypore International, Inc. (a)(e)	217,800	8,093
		52,311
Industrial Conglomerates - 1.3%
Carlisle Companies, Inc.	109,910	5,549
General Electric Co.	1,103,883	22,906
Tyco International Ltd.	328,233	18,033
		46,488
Machinery - 1.5%
Fiat Industrial SpA	1,634,423	16,088
Ingersoll-Rand PLC	739,500	31,362
Timken Co.	228,734	8,280
		55,730
Marine - 0.2%
Navios Maritime Holdings, Inc.	2,162,794	7,591
Road & Rail - 0.5%
Avis Budget Group, Inc. (a)	719,914	10,345
Hertz Global Holdings, Inc. (a)	707,700	7,969
		18,314
Trading Companies & Distributors - 0.1%
Edgen Group, Inc. Class A	482,300	3,617
TOTAL INDUSTRIALS		387,186
INFORMATION TECHNOLOGY - 11.3%
Communications Equipment - 1.1%
Cisco Systems, Inc.	2,383,049	38,010
Computers & Peripherals - 4.4%
Apple, Inc.	260,413	159,050
Electronic Equipment & Components - 1.0%
Avnet, Inc. (a)	594,313	18,721
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Corning, Inc.	726,800	$ 8,293
Viasystems Group, Inc. (a)	540,460	8,323
		35,337
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	194,300	8,631
Office Electronics - 0.3%
Xerox Corp.	1,756,342	12,171
Semiconductors & Semiconductor Equipment - 3.6%
Fairchild Semiconductor International, Inc. (a)	1,122,274	15,555
Freescale Semiconductor Holdings I Ltd. (a)	584,500	6,237
Intel Corp.	454,981	11,693
Intersil Corp. Class A	1,460,387	13,450
Micron Technology, Inc. (a)	2,293,545	14,243
NXP Semiconductors NV (a)	275,200	6,217
ON Semiconductor Corp. (a)	8,823,313	61,234
		128,629
Software - 0.7%
Citrix Systems, Inc. (a)	230,899	16,782
Microsoft Corp.	108,800	3,206
Nuance Communications, Inc. (a)	219,300	4,463
		24,451
TOTAL INFORMATION TECHNOLOGY		406,279
MATERIALS - 13.9%
Chemicals - 11.3%
Dow Chemical Co.	832,388	23,956
H.B. Fuller Co.	461,829	13,495
LyondellBasell Industries NV Class A	7,208,712	321,002
OMNOVA Solutions, Inc. (a)(f)	3,114,962	22,677
Phosphate Holdings, Inc. (a)	307,500	1,122
W.R. Grace & Co. (a)	480,404	26,922
		409,174
Containers & Packaging - 1.7%
Rock-Tenn Co. Class A	733,723	42,717
Sealed Air Corp.	1,091,149	17,677
		60,394
Metals & Mining - 0.6%
AngloGold Ashanti Ltd. sponsored ADR	526,100	17,893
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Ormet Corp. (a)	330,000	$ 891
Ormet Corp. (a)(j)	1,075,000	2,903
		21,687
Paper & Forest Products - 0.3%
Neenah Paper, Inc.	418,300	11,236
TOTAL MATERIALS		502,491
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
CenturyLink, Inc.	771,680	32,056
UTILITIES - 5.4%
Independent Power Producers & Energy Traders - 5.4%
Calpine Corp. (a)	2,361,000	40,349
The AES Corp. (a)	12,738,524	153,627
		193,976
TOTAL COMMON STOCKS (Cost $2,963,145)		3,279,185
Nonconvertible Preferred Stocks - 0.4%

CONSUMER STAPLES - 0.1%
Personal Products - 0.1%
Revlon, Inc. Series A 12.75%	639,576	3,562
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
GMAC Capital Trust I Series 2, 8.125%	439,013	10,703
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,207)		14,265
Nonconvertible Bonds - 0.9%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.0%
General Motors Corp.:
6.75% 5/1/28 (d)	$ 3,075	0
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Automobiles - continued
General Motors Corp.: - continued
7.125% 7/15/13 (d)	$ 8,320	$ 0
7.2% 1/15/11 (d)	22,980	0
8.25% 7/15/23 (d)	25,035	0
8.375% 7/15/33 (d)	50,210	0
8.8% 3/1/21 (d)	10,765	0
Household Durables - 0.0%
K. Hovnanian Enterprises, Inc. 8.625% 1/15/17	1,090	861
Multiline Retail - 0.8%
The Bon-Ton Department Stores, Inc. 10.625% 7/15/17 (g)	34,820	27,856
TOTAL CONSUMER DISCRETIONARY		28,717
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Regions Bank 6.45% 6/26/37	5,430	5,376
TOTAL NONCONVERTIBLE BONDS (Cost $32,981)		34,093
Floating Rate Loans - 0.4%

INDUSTRIALS - 0.3%
Airlines - 0.3%
US Airways Group, Inc. term loan 2.7462% 3/23/14 (h)	10,835	10,402
UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan 4.7458% 10/10/17 (h)	5,458	3,472
TOTAL FLOATING RATE LOANS (Cost $14,544)		13,874
Money Market Funds - 8.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.17% (b)	269,397,752	$ 269,398
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	43,365,490	43,365
TOTAL MONEY MARKET FUNDS (Cost $312,763)		312,763
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,342,640)		3,654,180
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(45,114)
NET ASSETS - 100%		$ 3,609,066
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,856,000 or 0.8% of net assets.

(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,910,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Station Holdco LLC warrants 6/15/18	10/28/08 - 12/1/08	$ 5,990
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 320
Fidelity Securities Lending Cash Central Fund	1,584
Total	$ 1,904
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cenveo, Inc.	$ 21,182	$ -	$ 9,881	$ -	$ -
Exide Technologies	26,087	897	-	-	11,516
Gray Television, Inc.	9,152	-	-	-	6,327
OMNOVA Solutions, Inc.	18,584	1,893	-	-	22,677
Service Corporation International	160,784	4,160	22,896	3,090	176,344
Total	$ 235,789	$ 6,950	$ 32,777	$ 3,090	$ 216,864
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 745,873	$ 745,866	$ -	$ 7
Consumer Staples	99,775	96,213	-	3,562
Energy	408,670	408,670	-	-
Financials	246,328	246,328	-	-
Health Care	270,816	270,816	-	-
Industrials	387,186	387,186	-	-
Information Technology	406,279	406,279	-	-
Materials	502,491	502,491	-	-
Telecommunication Services	32,056	32,056	-	-
Utilities	193,976	193,976	-	-
Corporate Bonds	34,093	-	34,093	-
Floating Rate Loans	13,874	-	13,874	-
Money Market Funds	312,763	312,763	-	-
Total Investments in Securities:	$ 3,654,180	$ 3,602,644	$ 47,967	$ 3,569
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.7%
Netherlands	9.1%
Switzerland	1.5%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $42,040) - See accompanying schedule: Unaffiliated issuers (cost $2,850,762)	$ 3,124,553
Fidelity Central Funds (cost $312,763)	312,763
Other affiliated issuers (cost $179,115)	216,864
Total Investments (cost $3,342,640)		$ 3,654,180
Receivable for investments sold		3,306
Receivable for fund shares sold		1,879
Dividends receivable		426
Interest receivable		287
Distributions receivable from Fidelity Central Funds		127
Other receivables		68
Total assets		3,660,273

Liabilities
Payable for fund shares redeemed	$ 5,325
Accrued management fee	1,836
Other affiliated payables	624
Other payables and accrued expenses	57
Collateral on securities loaned, at value	43,365
Total liabilities		51,207

Net Assets		$ 3,609,066
Net Assets consist of:
Paid in capital		$ 3,894,684
Distributions in excess of net investment income		(18,505)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(578,653)
Net unrealized appreciation (depreciation) on investments		311,540
Net Assets		$ 3,609,066
Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($3,008,796 ÷ 106,617 shares)		$ 28.22

Class K: Net Asset Value, offering price and redemption price per share ($600,270 ÷ 21,243 shares)		$ 28.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends (including $3,090 earned from other affiliated issuers)		$ 47,272
Interest		4,214
Income from Fidelity Central Funds		1,904
Total income		53,390

Expenses
Management fee	$ 22,473
Transfer agent fees	6,943
Accounting and security lending fees	1,036
Custodian fees and expenses	45
Independent trustees' compensation	25
Registration fees	83
Audit	61
Legal	18
Miscellaneous	43
Total expenses before reductions	30,727
Expense reductions	(256)	30,471
Net investment income (loss)		22,919
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	189,996
Other affiliated issuers	(26,964)
Foreign currency transactions	(17)
Total net realized gain (loss)		163,015
Change in net unrealized appreciation (depreciation) on: Investment securities	(307,253)
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(307,255)
Net gain (loss)		(144,240)
Net increase (decrease) in net assets resulting from operations		$ (121,321)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,919	$ 691
Net realized gain (loss)	163,015	265,176
Change in net unrealized appreciation (depreciation)	(307,255)	656,096
Net increase (decrease) in net assets resulting from operations	(121,321)	921,963
Distributions to shareholders from net investment income	(41,206)	(19,058)
Share transactions - net increase (decrease)	(714,976)	(810,250)
Redemption fees	410	558
Total increase (decrease) in net assets	(877,093)	93,213

Net Assets
Beginning of period	4,486,159	4,392,946
End of period (including distributions in excess of net investment income of $18,505 and distributions in excess of net investment income of $1,080, respectively)	$ 3,609,066	$ 4,486,159

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 28.85	$ 23.50	$ 19.55	$ 31.09	$ 33.78
Income from Investment Operations
Net investment income (loss) B	.16	-G	.07	.21	.14
Net realized and unrealized gain (loss)	(.50)	5.46	3.99	(11.37)	(1.06)
Total from investment operations	(.34)	5.46	4.06	(11.16)	(.92)
Distributions from net investment income	(.29)	(.11)	(.11)	(.14)	(.39)
Distributions from net realized gain	-	-	-	(.25)	(1.39)
Total distributions	(.29)	(.11)	(.11)	(.39)	(1.78)
Redemption fees added to paid in capital B	-G	- G	- G	.01	.01
Net asset value, end of period	$ 28.22	$ 28.85	$ 23.50	$ 19.55	$ 31.09
Total Return A	(1.05)%	23.27%	20.84%	(35.99)%	(2.76)%
Ratios to Average Net Assets C,F
Expenses before reductions	.86%	.85%	.88%	.92%	.83%
Expenses net of fee waivers, if any	.86%	.85%	.88%	.92%	.83%
Expenses net of all reductions	.85%	.84%	.88%	.92%	.83%
Net investment income (loss)	.60%	-% E	.29%	1.17%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 3,009	$ 3,931	$ 3,983	$ 3,714	$ 8,032
Portfolio turnover rate D	29%	18%	21%	34%	30%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 28.86	$ 23.52	$ 19.56	$ 31.11	$ 34.10
Income from Investment Operations
Net investment income (loss) D	.20	.04	.11	.21	.05
Net realized and unrealized gain (loss)	(.49)	5.45	4.00	(11.35)	(3.04)
Total from investment operations	(.29)	5.49	4.11	(11.14)	(2.99)
Distributions from net investment income	(.31)	(.15)	(.15)	(.17)	-
Distributions from net realized gain	-	-	-	(.25)	-
Total distributions	(.31)	(.15)	(.15)	(.42)	-
Redemption fees added to paid in capital D	- I	- I	- I	.01	- I
Net asset value, end of period	$ 28.26	$ 28.86	$ 23.52	$ 19.56	$ 31.11
Total Return B,C	(.87)%	23.45%	21.09%	(35.86)%	(8.77)%
Ratios to Average Net Assets E,H
Expenses before reductions	.69%	.69%	.70%	.71%	.70% A
Expenses net of fee waivers, if any	.69%	.69%	.70%	.71%	.70% A
Expenses net of all reductions	.69%	.69%	.69%	.71%	.70% A
Net investment income (loss)	.76%	.16%	.47%	1.39%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 600,270	$ 554,907	$ 409,934	$ 267,351	$ 91
Portfolio turnover rate F	29%	18%	21%	34%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity-debt classifications, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 744,010
Gross unrealized depreciation	(431,980)
Net unrealized appreciation (depreciation) on securities and other investments	$ 312,030

Tax Cost	$ 3,342,150

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (578,439)
Net unrealized appreciation (depreciation)	$ 312,030

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (578,439)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 41,206	$ 19,058

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,027,974 and $1,844,527, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 6,665.21
Class K	278.05
	$ 6,943

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $77 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $788. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,584, including $37 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $256 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Leveraged Company Stock	$ 35,167	$ 16,431
Class K	6,039	2,627
Total	$ 41,206	$ 19,058

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Leveraged Company Stock
Shares sold	11,853	21,818	$ 318,644	$ 623,715
Reinvestment of distributions	1,333	608	33,481	15,688
Shares redeemed	(42,830)	(55,621)	(1,123,666)	(1,504,254)
Net increase (decrease)	(29,644)	(33,195)	$ (771,541)	$ (864,851)
Class K
Shares sold	9,320	7,678	$ 250,995	$ 217,275
Reinvestment of distributions	240	103	6,039	2,627
Shares redeemed	(7,542)	(5,983)	(200,469)	(165,301)
Net increase (decrease)	2,018	1,798	$ 56,565	$ 54,601

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, brokers, and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 35% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 42% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LSF-K-UANN-0912
1.863381.103

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the last six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	-1.05%	-1.71%	17.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: For the year, the fund's Retail Class shares returned -1.05%, underperforming the S&P 500® Index but beating the -7.76% return of the Credit Suisse Leveraged Equity Index. Relative to the S&P® index, the fund lost ground due to positioning in automobiles and components, an overweighting in materials - although the negative impact was more than offset by strong security selection here - positioning in health care and consumer staples, and stock selection in energy, capital goods and semiconductor/semiconductor equipment. Among individual stocks coal companies Peabody Energy and Alpha Natural Resources detracted, as did ON Semiconductor, video-game retailer GameStop and Ford Motor. On the plus side, the fund benefited from underweighting the weak financials sector. Contributors included chemicals company LyondellBasell Industries, pipeline provider El Paso and funeral home operator Service Corporation International. Some of the stocks I've mentioned in this report were not part of the S&P index and El Paso - which was acquired in May - was sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Leveraged Company Stock	.85%
Actual		$ 1,000.00	$ 1,015.80	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27
Class K	.69%
Actual		$ 1,000.00	$ 1,016.50	$ 3.46
HypotheticalA		$ 1,000.00	$ 1,021.43	$ 3.47

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	8.9	9.1
Service Corporation International	4.9	4.6
Apple, Inc.	4.4	3.7
The AES Corp.	4.3	4.2
HollyFrontier Corp.	3.1	2.1
Comcast Corp. Class A	3.0	2.8
Merck & Co., Inc.	1.9	1.0
Ford Motor Co.	1.7	1.9
ON Semiconductor Corp.	1.7	2.4
Cinemark Holdings, Inc.	1.7	1.3
	35.6
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.5	22.4
Materials	13.9	16.0
Energy	11.3	9.5
Information Technology	11.3	11.5
Industrials	11.0	14.0
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012**
	Stocks 91.3%		Stocks 95.7%
	Bonds 0.9%		Bonds 0.3%
	Other Investments 0.4%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 7.4%		Short-Term Investments and Net Other Assets (Liabilities) 3.7%
* Foreign investments	14.3%	** Foreign investments	14.7%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 90.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.7%
Auto Components - 1.0%
Delphi Automotive PLC	163,300	$ 4,636
Exide Technologies (a)(f)	3,930,293	11,516
Tenneco, Inc. (a)	97,700	2,862
TRW Automotive Holdings Corp. (a)	456,100	17,925
		36,939
Automobiles - 3.4%
Daimler AG (United States)	209,400	10,426
Ford Motor Co.	6,790,633	62,745
General Motors Co. (a)	1,647,566	32,474
General Motors Co.:
warrants 7/10/16 (a)	445,805	4,922
warrants 7/10/19 (a)	445,805	3,005
Motors Liquidation Co. GUC Trust (a)	123,112	1,741
Toyota Motor Corp. sponsored ADR	89,500	6,848
		122,161
Diversified Consumer Services - 5.2%
Service Corporation International (f)	13,723,282	176,344
Stewart Enterprises, Inc. Class A (e)	1,515,242	10,349
		186,693
Hotels, Restaurants & Leisure - 0.5%
Penn National Gaming, Inc. (a)	416,040	16,192
Station Holdco LLC warrants 6/15/18 (a)(i)(j)	146,846	7
		16,199
Household Durables - 2.0%
Hovnanian Enterprises, Inc. Class A (a)(e)	1,419,000	3,292
Lennar Corp. Class A (e)	983,400	28,725
Newell Rubbermaid, Inc.	2,341,747	41,332
		73,349
Leisure Equipment & Products - 0.2%
Callaway Golf Co. (e)	1,630,035	8,949
Media - 5.3%
Belo Corp. Series A	163,800	1,122
Cablevision Systems Corp. - NY Group Class A	541,324	8,304
Cinemark Holdings, Inc.	2,601,645	60,826
Comcast Corp. Class A	3,302,598	107,500
Gray Television, Inc. (a)(f)	3,766,164	6,327
Nexstar Broadcasting Group, Inc. Class A (a)	1,130,500	7,371
		191,450
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.6%
Target Corp.	338,600	$ 20,536
Specialty Retail - 1.9%
Asbury Automotive Group, Inc. (a)	385,122	10,075
GameStop Corp. Class A (e)	3,156,107	50,561
Sally Beauty Holdings, Inc. (a)	300,000	7,926
		68,562
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	123,220	6,078
PVH Corp.	188,310	14,957
		21,035
TOTAL CONSUMER DISCRETIONARY		745,873
CONSUMER STAPLES - 2.7%
Food & Staples Retailing - 0.6%
Whole Foods Market, Inc.	222,009	20,376
Food Products - 1.9%
Darling International, Inc. (a)	3,476,642	57,434
Smithfield Foods, Inc. (a)	559,606	10,353
		67,787
Personal Products - 0.2%
Revlon, Inc. (a)	553,261	8,050
TOTAL CONSUMER STAPLES		96,213
ENERGY - 11.3%
Energy Equipment & Services - 3.1%
Ensco PLC Class A	110,000	5,976
Halliburton Co.	1,126,593	37,324
Noble Corp.	447,200	16,546
Oil States International, Inc. (a)	270,700	19,680
Parker Drilling Co. (a)	1,200,000	5,556
Schlumberger Ltd.	109,400	7,796
Transocean Ltd. (United States)	381,900	17,884
		110,762
Oil, Gas & Consumable Fuels - 8.2%
Alpha Natural Resources, Inc. (a)	1,098,500	7,700
Chesapeake Energy Corp. (e)	1,090,491	20,523
Continental Resources, Inc. (a)(e)	534,087	34,176
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Forest Oil Corp. (a)	1,205,652	$ 8,259
Hess Corp.	109,600	5,169
HollyFrontier Corp.	2,997,133	112,063
Nexen, Inc.	188,000	4,777
Peabody Energy Corp.	822,825	17,181
Range Resources Corp.	247,200	15,475
Valero Energy Corp.	1,438,166	39,550
Western Refining, Inc. (e)	1,403,970	33,035
		297,908
TOTAL ENERGY		408,670
FINANCIALS - 6.5%
Capital Markets - 0.5%
Morgan Stanley	1,187,000	16,214
Commercial Banks - 2.8%
Huntington Bancshares, Inc.	8,526,580	52,993
Regions Financial Corp.	3,284,894	22,863
SunTrust Banks, Inc.	1,019,600	24,114
		99,970
Consumer Finance - 0.5%
American Express Co.	335,547	19,364
Diversified Financial Services - 0.6%
Citigroup, Inc.	855,847	23,219
Insurance - 1.4%
AFLAC, Inc.	641,700	28,094
Assured Guaranty Ltd.	1,249,684	14,971
Lincoln National Corp.	435,700	8,736
		51,801
Real Estate Investment Trusts - 0.7%
Host Hotels & Resorts, Inc.	1,016,122	14,917
Sabra Health Care REIT, Inc.	547,507	10,140
		25,057
TOTAL FINANCIALS		235,625
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 7.5%
Health Care Equipment & Supplies - 0.9%
Alere, Inc. (a)	419,708	$ 7,920
Boston Scientific Corp. (a)	4,796,000	24,795
		32,715
Health Care Providers & Services - 4.4%
Community Health Systems, Inc. (a)	784,376	19,303
DaVita, Inc. (a)	367,826	36,201
HCA Holdings, Inc.	1,216,779	32,220
Kindred Healthcare, Inc. (a)	108,330	1,026
Sun Healthcare Group, Inc. (a)	547,507	4,577
Tenet Healthcare Corp. (a)	10,697,206	49,421
Universal Health Services, Inc. Class B	385,505	15,066
		157,814
Pharmaceuticals - 2.2%
Johnson & Johnson	153,000	10,591
Merck & Co., Inc.	1,577,900	69,696
		80,287
TOTAL HEALTH CARE		270,816
INDUSTRIALS - 10.7%
Aerospace & Defense - 1.0%
Teledyne Technologies, Inc. (a)	340,694	21,225
Textron, Inc.	602,700	15,700
		36,925
Airlines - 2.1%
Delta Air Lines, Inc. (a)	4,757,234	45,907
Southwest Airlines Co.	571,283	5,250
United Continental Holdings, Inc. (a)	370,700	7,003
US Airways Group, Inc. (a)(e)	1,481,380	16,977
		75,137
Building Products - 1.0%
Armstrong World Industries, Inc.	693,300	26,796
Owens Corning (a)	294,219	7,903
Owens Corning warrants 10/31/13 (a)	406,600	305
		35,004
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 1.6%
Deluxe Corp.	1,786,873	$ 50,604
R.R. Donnelley & Sons Co. (e)	450,900	5,465
		56,069
Electrical Equipment - 1.4%
Belden, Inc.	777,664	24,986
Emerson Electric Co.	163,500	7,810
General Cable Corp. (a)	437,132	11,422
Polypore International, Inc. (a)(e)	217,800	8,093
		52,311
Industrial Conglomerates - 1.3%
Carlisle Companies, Inc.	109,910	5,549
General Electric Co.	1,103,883	22,906
Tyco International Ltd.	328,233	18,033
		46,488
Machinery - 1.5%
Fiat Industrial SpA	1,634,423	16,088
Ingersoll-Rand PLC	739,500	31,362
Timken Co.	228,734	8,280
		55,730
Marine - 0.2%
Navios Maritime Holdings, Inc.	2,162,794	7,591
Road & Rail - 0.5%
Avis Budget Group, Inc. (a)	719,914	10,345
Hertz Global Holdings, Inc. (a)	707,700	7,969
		18,314
Trading Companies & Distributors - 0.1%
Edgen Group, Inc. Class A	482,300	3,617
TOTAL INDUSTRIALS		387,186
INFORMATION TECHNOLOGY - 11.3%
Communications Equipment - 1.1%
Cisco Systems, Inc.	2,383,049	38,010
Computers & Peripherals - 4.4%
Apple, Inc.	260,413	159,050
Electronic Equipment & Components - 1.0%
Avnet, Inc. (a)	594,313	18,721
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Corning, Inc.	726,800	$ 8,293
Viasystems Group, Inc. (a)	540,460	8,323
		35,337
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	194,300	8,631
Office Electronics - 0.3%
Xerox Corp.	1,756,342	12,171
Semiconductors & Semiconductor Equipment - 3.6%
Fairchild Semiconductor International, Inc. (a)	1,122,274	15,555
Freescale Semiconductor Holdings I Ltd. (a)	584,500	6,237
Intel Corp.	454,981	11,693
Intersil Corp. Class A	1,460,387	13,450
Micron Technology, Inc. (a)	2,293,545	14,243
NXP Semiconductors NV (a)	275,200	6,217
ON Semiconductor Corp. (a)	8,823,313	61,234
		128,629
Software - 0.7%
Citrix Systems, Inc. (a)	230,899	16,782
Microsoft Corp.	108,800	3,206
Nuance Communications, Inc. (a)	219,300	4,463
		24,451
TOTAL INFORMATION TECHNOLOGY		406,279
MATERIALS - 13.9%
Chemicals - 11.3%
Dow Chemical Co.	832,388	23,956
H.B. Fuller Co.	461,829	13,495
LyondellBasell Industries NV Class A	7,208,712	321,002
OMNOVA Solutions, Inc. (a)(f)	3,114,962	22,677
Phosphate Holdings, Inc. (a)	307,500	1,122
W.R. Grace & Co. (a)	480,404	26,922
		409,174
Containers & Packaging - 1.7%
Rock-Tenn Co. Class A	733,723	42,717
Sealed Air Corp.	1,091,149	17,677
		60,394
Metals & Mining - 0.6%
AngloGold Ashanti Ltd. sponsored ADR	526,100	17,893
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Ormet Corp. (a)	330,000	$ 891
Ormet Corp. (a)(j)	1,075,000	2,903
		21,687
Paper & Forest Products - 0.3%
Neenah Paper, Inc.	418,300	11,236
TOTAL MATERIALS		502,491
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
CenturyLink, Inc.	771,680	32,056
UTILITIES - 5.4%
Independent Power Producers & Energy Traders - 5.4%
Calpine Corp. (a)	2,361,000	40,349
The AES Corp. (a)	12,738,524	153,627
		193,976
TOTAL COMMON STOCKS (Cost $2,963,145)		3,279,185
Nonconvertible Preferred Stocks - 0.4%

CONSUMER STAPLES - 0.1%
Personal Products - 0.1%
Revlon, Inc. Series A 12.75%	639,576	3,562
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
GMAC Capital Trust I Series 2, 8.125%	439,013	10,703
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,207)		14,265
Nonconvertible Bonds - 0.9%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.0%
General Motors Corp.:
6.75% 5/1/28 (d)	$ 3,075	0
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Automobiles - continued
General Motors Corp.: - continued
7.125% 7/15/13 (d)	$ 8,320	$ 0
7.2% 1/15/11 (d)	22,980	0
8.25% 7/15/23 (d)	25,035	0
8.375% 7/15/33 (d)	50,210	0
8.8% 3/1/21 (d)	10,765	0
Household Durables - 0.0%
K. Hovnanian Enterprises, Inc. 8.625% 1/15/17	1,090	861
Multiline Retail - 0.8%
The Bon-Ton Department Stores, Inc. 10.625% 7/15/17 (g)	34,820	27,856
TOTAL CONSUMER DISCRETIONARY		28,717
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Regions Bank 6.45% 6/26/37	5,430	5,376
TOTAL NONCONVERTIBLE BONDS (Cost $32,981)		34,093
Floating Rate Loans - 0.4%

INDUSTRIALS - 0.3%
Airlines - 0.3%
US Airways Group, Inc. term loan 2.7462% 3/23/14 (h)	10,835	10,402
UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan 4.7458% 10/10/17 (h)	5,458	3,472
TOTAL FLOATING RATE LOANS (Cost $14,544)		13,874
Money Market Funds - 8.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.17% (b)	269,397,752	$ 269,398
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	43,365,490	43,365
TOTAL MONEY MARKET FUNDS (Cost $312,763)		312,763
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,342,640)		3,654,180
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(45,114)
NET ASSETS - 100%		$ 3,609,066
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,856,000 or 0.8% of net assets.

(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,910,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Station Holdco LLC warrants 6/15/18	10/28/08 - 12/1/08	$ 5,990
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 320
Fidelity Securities Lending Cash Central Fund	1,584
Total	$ 1,904
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cenveo, Inc.	$ 21,182	$ -	$ 9,881	$ -	$ -
Exide Technologies	26,087	897	-	-	11,516
Gray Television, Inc.	9,152	-	-	-	6,327
OMNOVA Solutions, Inc.	18,584	1,893	-	-	22,677
Service Corporation International	160,784	4,160	22,896	3,090	176,344
Total	$ 235,789	$ 6,950	$ 32,777	$ 3,090	$ 216,864
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 745,873	$ 745,866	$ -	$ 7
Consumer Staples	99,775	96,213	-	3,562
Energy	408,670	408,670	-	-
Financials	246,328	246,328	-	-
Health Care	270,816	270,816	-	-
Industrials	387,186	387,186	-	-
Information Technology	406,279	406,279	-	-
Materials	502,491	502,491	-	-
Telecommunication Services	32,056	32,056	-	-
Utilities	193,976	193,976	-	-
Corporate Bonds	34,093	-	34,093	-
Floating Rate Loans	13,874	-	13,874	-
Money Market Funds	312,763	312,763	-	-
Total Investments in Securities:	$ 3,654,180	$ 3,602,644	$ 47,967	$ 3,569
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.7%
Netherlands	9.1%
Switzerland	1.5%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $42,040) - See accompanying schedule: Unaffiliated issuers (cost $2,850,762)	$ 3,124,553
Fidelity Central Funds (cost $312,763)	312,763
Other affiliated issuers (cost $179,115)	216,864
Total Investments (cost $3,342,640)		$ 3,654,180
Receivable for investments sold		3,306
Receivable for fund shares sold		1,879
Dividends receivable		426
Interest receivable		287
Distributions receivable from Fidelity Central Funds		127
Other receivables		68
Total assets		3,660,273

Liabilities
Payable for fund shares redeemed	$ 5,325
Accrued management fee	1,836
Other affiliated payables	624
Other payables and accrued expenses	57
Collateral on securities loaned, at value	43,365
Total liabilities		51,207

Net Assets		$ 3,609,066
Net Assets consist of:
Paid in capital		$ 3,894,684
Distributions in excess of net investment income		(18,505)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(578,653)
Net unrealized appreciation (depreciation) on investments		311,540
Net Assets		$ 3,609,066
Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($3,008,796 ÷ 106,617 shares)		$ 28.22

Class K: Net Asset Value, offering price and redemption price per share ($600,270 ÷ 21,243 shares)		$ 28.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends (including $3,090 earned from other affiliated issuers)		$ 47,272
Interest		4,214
Income from Fidelity Central Funds		1,904
Total income		53,390

Expenses
Management fee	$ 22,473
Transfer agent fees	6,943
Accounting and security lending fees	1,036
Custodian fees and expenses	45
Independent trustees' compensation	25
Registration fees	83
Audit	61
Legal	18
Miscellaneous	43
Total expenses before reductions	30,727
Expense reductions	(256)	30,471
Net investment income (loss)		22,919
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	189,996
Other affiliated issuers	(26,964)
Foreign currency transactions	(17)
Total net realized gain (loss)		163,015
Change in net unrealized appreciation (depreciation) on: Investment securities	(307,253)
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(307,255)
Net gain (loss)		(144,240)
Net increase (decrease) in net assets resulting from operations		$ (121,321)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,919	$ 691
Net realized gain (loss)	163,015	265,176
Change in net unrealized appreciation (depreciation)	(307,255)	656,096
Net increase (decrease) in net assets resulting from operations	(121,321)	921,963
Distributions to shareholders from net investment income	(41,206)	(19,058)
Share transactions - net increase (decrease)	(714,976)	(810,250)
Redemption fees	410	558
Total increase (decrease) in net assets	(877,093)	93,213

Net Assets
Beginning of period	4,486,159	4,392,946
End of period (including distributions in excess of net investment income of $18,505 and distributions in excess of net investment income of $1,080, respectively)	$ 3,609,066	$ 4,486,159

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 28.85	$ 23.50	$ 19.55	$ 31.09	$ 33.78
Income from Investment Operations
Net investment income (loss) B	.16	-G	.07	.21	.14
Net realized and unrealized gain (loss)	(.50)	5.46	3.99	(11.37)	(1.06)
Total from investment operations	(.34)	5.46	4.06	(11.16)	(.92)
Distributions from net investment income	(.29)	(.11)	(.11)	(.14)	(.39)
Distributions from net realized gain	-	-	-	(.25)	(1.39)
Total distributions	(.29)	(.11)	(.11)	(.39)	(1.78)
Redemption fees added to paid in capital B	-G	- G	- G	.01	.01
Net asset value, end of period	$ 28.22	$ 28.85	$ 23.50	$ 19.55	$ 31.09
Total Return A	(1.05)%	23.27%	20.84%	(35.99)%	(2.76)%
Ratios to Average Net Assets C,F
Expenses before reductions	.86%	.85%	.88%	.92%	.83%
Expenses net of fee waivers, if any	.86%	.85%	.88%	.92%	.83%
Expenses net of all reductions	.85%	.84%	.88%	.92%	.83%
Net investment income (loss)	.60%	-% E	.29%	1.17%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 3,009	$ 3,931	$ 3,983	$ 3,714	$ 8,032
Portfolio turnover rate D	29%	18%	21%	34%	30%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 28.86	$ 23.52	$ 19.56	$ 31.11	$ 34.10
Income from Investment Operations
Net investment income (loss) D	.20	.04	.11	.21	.05
Net realized and unrealized gain (loss)	(.49)	5.45	4.00	(11.35)	(3.04)
Total from investment operations	(.29)	5.49	4.11	(11.14)	(2.99)
Distributions from net investment income	(.31)	(.15)	(.15)	(.17)	-
Distributions from net realized gain	-	-	-	(.25)	-
Total distributions	(.31)	(.15)	(.15)	(.42)	-
Redemption fees added to paid in capital D	- I	- I	- I	.01	- I
Net asset value, end of period	$ 28.26	$ 28.86	$ 23.52	$ 19.56	$ 31.11
Total Return B,C	(.87)%	23.45%	21.09%	(35.86)%	(8.77)%
Ratios to Average Net Assets E,H
Expenses before reductions	.69%	.69%	.70%	.71%	.70% A
Expenses net of fee waivers, if any	.69%	.69%	.70%	.71%	.70% A
Expenses net of all reductions	.69%	.69%	.69%	.71%	.70% A
Net investment income (loss)	.76%	.16%	.47%	1.39%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 600,270	$ 554,907	$ 409,934	$ 267,351	$ 91
Portfolio turnover rate F	29%	18%	21%	34%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity-debt classifications, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 744,010
Gross unrealized depreciation	(431,980)
Net unrealized appreciation (depreciation) on securities and other investments	$ 312,030

Tax Cost	$ 3,342,150

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (578,439)
Net unrealized appreciation (depreciation)	$ 312,030

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (578,439)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 41,206	$ 19,058

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,027,974 and $1,844,527, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 6,665.21
Class K	278.05
	$ 6,943

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $77 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $788. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,584, including $37 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $256 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Leveraged Company Stock	$ 35,167	$ 16,431
Class K	6,039	2,627
Total	$ 41,206	$ 19,058

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Leveraged Company Stock
Shares sold	11,853	21,818	$ 318,644	$ 623,715
Reinvestment of distributions	1,333	608	33,481	15,688
Shares redeemed	(42,830)	(55,621)	(1,123,666)	(1,504,254)
Net increase (decrease)	(29,644)	(33,195)	$ (771,541)	$ (864,851)
Class K
Shares sold	9,320	7,678	$ 250,995	$ 217,275
Reinvestment of distributions	240	103	6,039	2,627
Shares redeemed	(7,542)	(5,983)	(200,469)	(165,301)
Net increase (decrease)	2,018	1,798	$ 56,565	$ 54,601

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, brokers, and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Leveraged Company Stock designates 37% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Leveraged Company Stock designates 44% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LSF-UANN-0912
1.789248.109

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity® Real Estate Income Fund	11.50%	6.70%	7.80%

A From February 4, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

21,000
20,000
18,000
16,000
14,000
12,000
$10,000
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Period Ending Values
$20,403 Fidelity Real Estate Income Fund
$19,686 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: Market conditions shifted between intervals of "risk on" and "risk off" during the 12-month period ending July 31, 2012. During the risk-off times - including several extended stretches in the second half of 2011 as well as May 2012 - macro concerns about the eurozone debt crisis and slowing U.S. economic growth took center stage. For most of the first seven months of 2012, however, risk-on returned to the market, causing credit spreads across most asset classes to rally. For real estate, the story was a combination of lower interest rates and good property supply-and-demand fundamentals. Lower interest rates made income-generating real estate securities look more attractive, while good business fundamentals created rising earnings for property owners. In all, common stocks of real estate investment trusts (REITs), as measured by the FTSE® NAREIT® All REITs Index, gained 14.79%, while real estate bonds, reflected in The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 8.39%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, returned 11.28%, while the broad U.S. equity market, as measured by the S&P 500® Index, returned 9.13%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund: For the year, the fund's Retail Class shares gained 11.50%. In comparison, the Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI® REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively - rose 11.14%. In a favorable environment for real estate securities, all of the fund's asset classes enjoyed positive performance, led by REIT common stocks. Meanwhile, the fund's preferred real estate stocks modestly outpaced the average preferred stock in the MSCI index. Looking at the fund's fixed-income holdings, investments in high-yield real estate bonds and commercial mortgage-backed securities (CMBS) beat the BofA Merrill Lynch index by nearly three percentage points. One area of slight underperformance came from the portfolio's investment-grade real estate bond holdings, which, because of my decision to limit interest rate risk, returned somewhat less than the BofA Merrill Lynch index. In addition, holding a roughly 8% cash position limited the fund's upside in a generally rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.11%
Actual		$ 1,000.00	$ 1,079.20	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.57
Class T	1.09%
Actual		$ 1,000.00	$ 1,078.30	$ 5.63
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.47
Class C	1.85%
Actual		$ 1,000.00	$ 1,074.60	$ 9.54
HypotheticalA		$ 1,000.00	$ 1,015.66	$ 9.27
Real Estate Income	.88%
Actual		$ 1,000.00	$ 1,079.80	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.49	$ 4.42
Institutional Class	.82%
Actual		$ 1,000.00	$ 1,080.30	$ 4.24
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.12

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Ventas, Inc.	1.9	2.0
Equity Lifestyle Properties, Inc.	1.8	1.5
MFA Financial, Inc.	1.7	1.6
Acadia Realty Trust (SBI)	1.5	1.6
Equity Lifestyle Properties, Inc. 8.034%	1.0	1.1
	7.9
Top 5 Bonds as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.992% 11/15/15	4.2	2.6
Annaly Capital Management, Inc. 5% 5/15/15	1.3	0.0
Forest City Enterprises, Inc. 7.625% 6/1/15	1.3	0.8
Standard Pacific Corp. 8.375% 5/15/18	1.2	1.4
iStar Financial, Inc. 5.875% 3/15/16	1.2	0.3
	9.2
Top Five REIT Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	11.9	6.4
REITs - Management/Investment	6.8	7.3
REITs - Shopping Centers	6.5	6.9
REITs - Health Care Facilities	6.0	6.6
REITs - Office Buildings	3.5	3.8
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Common Stocks 23.1%		Common Stocks 24.2%
	Preferred Stocks 13.3%		Preferred Stocks 11.2%
	Bonds 48.6%		Bonds 48.6%
	Convertible Securities 4.0%		Convertible Securities 3.4%
	Other Investments 4.9%		Other Investments 4.2%
	Short-Term Investments and Net Other Assets (Liabilities) 6.1%		Short-Term Investments and Net Other Assets (Liabilities) 8.4%
* Foreign investments	4.9%	** Foreign investments	6.0%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 23.1%
	Shares	Value
CONSUMER DISCRETIONARY - 1.2%
Household Durables - 1.2%
NVR, Inc. (a)	6,700	$ 5,185,666
Standard Pacific Corp. (a)(f)	3,120,100	17,690,967
Stanley Martin Communities LLC Class B (a)	4,620	4,116,420
Toll Brothers, Inc. (a)	183,100	5,341,027
		32,334,080
FINANCIALS - 20.6%
Capital Markets - 0.1%
HFF, Inc. (a)	243,214	3,176,375
Real Estate Investment Trusts - 20.1%
Acadia Realty Trust (SBI)	1,709,649	40,928,997
American Campus Communities, Inc.	76,000	3,622,160
American Residential Properties, Inc. (h)	453,000	9,060,000
American Tower Corp.	190,500	13,775,055
AmREIT, Inc. (g)	200,000	2,818,000
Annaly Capital Management, Inc.	329,150	5,737,085
Anworth Mortgage Asset Corp.	1,065,710	7,076,314
Apartment Investment & Management Co. Class A	414,700	11,375,221
Associated Estates Realty Corp.	309,400	4,619,342
Canadian (REIT)	107,800	4,529,782
CapLease, Inc.	2,465,600	11,218,480
CBL & Associates Properties, Inc.	1,065,273	21,017,836
Chartwell Seniors Housing (REIT)	509,700	5,102,845
Chartwell Seniors Housing (REIT) (h)	78,500	785,900
Chesapeake Lodging Trust	223,500	3,792,795
Chimera Investment Corp.	813,000	1,756,080
CommonWealth REIT	333,000	6,073,920
Cousins Properties, Inc.	190,400	1,445,136
Cys Investments, Inc. (f)	915,339	13,235,802
DCT Industrial Trust, Inc.	1,008,900	6,315,714
DiamondRock Hospitality Co.	531,400	5,027,044
Douglas Emmett, Inc.	260,200	6,117,302
Dynex Capital, Inc.	1,546,243	16,065,465
EastGroup Properties, Inc.	67,900	3,631,292
Education Realty Trust, Inc.	281,800	3,302,696
Equity Lifestyle Properties, Inc.	672,130	48,339,590
Excel Trust, Inc.	717,228	8,778,871
First Potomac Realty Trust	430,815	4,993,146
Glimcher Realty Trust	600,500	6,017,010
H&R REIT/H&R Finance Trust	256,500	6,394,276
Hatteras Financial Corp.	214,100	6,262,425
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	101,400	$ 3,434,418
Lexington Corporate Properties Trust	2,623,482	23,453,929
LTC Properties, Inc.	357,113	12,748,934
MFA Financial, Inc.	5,645,781	45,617,910
Mid-America Apartment Communities, Inc.	58,900	4,077,647
Monmouth Real Estate Investment Corp. Class A	249,773	2,782,471
National Health Investors, Inc.	70,306	3,774,729
National Retail Properties, Inc.	114,100	3,365,950
Newcastle Investment Corp.	2,920,700	21,759,215
Prologis, Inc.	654,887	21,172,497
Retail Properties America, Inc.	216,700	2,160,499
Select Income (REIT)	155,600	3,914,896
Senior Housing Properties Trust (SBI)	505,300	11,495,575
Stag Industrial, Inc.	572,831	8,283,136
Summit Hotel Properties, Inc.	511,088	4,242,030
Sunstone Hotel Investors, Inc. (a)	211,700	2,119,117
Terreno Realty Corp.	190,264	2,836,836
Two Harbors Investment Corp.	470,480	5,396,406
Ventas, Inc.	765,946	51,509,869
Washington (REIT) (SBI)	44,700	1,193,490
Western Asset Mortgage Capital Corp.	163,100	3,330,502
Weyerhaeuser Co.	272,429	6,361,217
Whitestone REIT Class B	379,067	5,174,265
		539,421,119
Real Estate Management & Development - 0.4%
Brookfield Asset Management, Inc. Class A	171,900	5,831,418
Kennedy-Wilson Holdings, Inc.	291,209	3,983,739
		9,815,157
TOTAL FINANCIALS		552,412,651
HEALTH CARE - 1.1%
Health Care Providers & Services - 1.1%
Brookdale Senior Living, Inc. (a)	828,300	13,633,818
Capital Senior Living Corp. (a)	852,950	9,587,158
Emeritus Corp. (a)	356,493	6,042,556
		29,263,532
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	101,900	$ 6,018,214
TOTAL COMMON STOCKS (Cost $502,122,859)		620,028,477
Preferred Stocks - 14.7%

Convertible Preferred Stocks - 1.4%
FINANCIALS - 1.4%
Real Estate Investment Trusts - 1.4%
Alexandria Real Estate Equities, Inc. Series D 7.00%	95,000	2,517,500
CommonWealth REIT 6.50%	396,216	9,449,752
Excel Trust, Inc. 7.00% (h)	248,200	5,924,038
Health Care REIT, Inc. Series I, 6.50%	46,800	2,652,975
Lexington Corporate Properties Trust Series C, 6.50%	350,566	16,578,266
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	2,052,000
		39,174,531
Nonconvertible Preferred Stocks - 13.3%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
M/I Homes, Inc. Series A, 9.75% (a)	36,700	633,075
FINANCIALS - 13.3%
Diversified Financial Services - 0.2%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	425,000
Red Lion Hotels Capital Trust 9.50%	163,225	4,245,482
		4,670,482
Real Estate Investment Trusts - 12.4%
American Capital Agency Corp. 8.00%	200,000	5,270,000
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	1,203
Series B, 9.25% (a)	124,100	124
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,616,669
Series C, 7.625%	77,837	2,000,411
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	8,112,306
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625% (a)	120,977	3,039,547
Ashford Hospitality Trust, Inc. Series E, 9.00%	85,751	2,288,694
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Brandywine Realty Trust Series D, 7.375%	34,596	$ 888,079
Campus Crest Communities, Inc. Series A, 8.00%	248,431	6,608,265
CapLease, Inc.:
Series A, 8.125%	132,510	3,336,602
Series B, 8.375%	320,000	8,323,200
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	147,962	3,762,674
7.375%	274,876	7,006,589
Cedar Shopping Centers, Inc. 8.875%	274,022	7,050,586
CenterPoint Properties Trust Series D, 5.377%	3,575	2,162,875
Chesapeake Lodging Trust Series A, 7.75% (a)	229,017	5,796,420
Colony Financial, Inc. Series A, 8.50%	282,171	7,195,361
CommonWealth REIT 7.50%	93,300	2,035,806
Corporate Office Properties Trust:
Series H, 7.50%	5,000	126,800
Series L, 7.375% (a)	80,000	2,034,400
Cousins Properties, Inc. Series A, 7.75%	205,970	5,180,146
CubeSmart Series A, 7.75%	40,000	1,064,800
Cys Investments, Inc. Series A, 7.75% (a)	117,824	2,945,600
DDR Corp.:
Series I, 7.50%	24,684	621,049
Series J, 6.50% (a)(i)	113,300	2,809,840
Digital Realty Trust, Inc.:
Series E, 7.00%	40,000	1,067,600
Series F, 6.625%	40,000	1,050,000
Duke Realty LP:
8.375%	128,517	3,388,993
Series L, 6.60%	10,666	271,770
Dynex Capital, Inc. Series A, 8.50% (a)	362,932	9,000,714
Equity Lifestyle Properties, Inc. 8.034%	1,075,325	27,420,788
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,072,800
Excel Trust, Inc. Series B, 8.125%	400,000	10,380,000
First Potomac Realty Trust 7.75%	395,296	10,250,025
Gladstone Commercial Corp. Series C, 7.125%	232,238	5,956,905
Glimcher Realty Trust:
Series F, 8.75%	18,745	475,917
Series G, 8.125%	221,111	5,576,419
Health Care REIT, Inc. Series J, 6.50%	20,000	538,800
Hersha Hospitality Trust Series B, 8.00%	162,538	4,214,610
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
HomeBanc Mortgage Corp. Series A (a)	104,685	$ 1
Hospitality Properties Trust:
Series C, 7.00%	58,500	1,486,485
Series D, 7.125%	40,800	1,098,744
Hudson Pacific Properties, Inc. 8.375%	303,800	8,047,662
Inland Real Estate Corp. Series A, 8.125%	423,500	10,939,005
Invesco Mortgage Capital, Inc. Series A,	113,342	2,833,550
Investors Real Estate Trust Series B, 7.95% (a)	126,572	3,164,300
Kilroy Realty Corp. Series G, 6.875%	40,000	1,052,000
Kimco Realty Corp. Series G, 7.75%	348,026	8,850,301
Kite Realty Group Trust 8.25%	96,100	2,525,508
LaSalle Hotel Properties:
Series G, 7.25%	114,485	2,918,223
Series H, 7.50%	126,308	3,356,004
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,622,000
Series B, 7.625% (a)	31,240	593,560
Lexington Realty Trust 7.55%	23,800	599,998
MFA Financial, Inc.:
8.00%	529,991	13,541,270
Series A, 8.50%	485,381	12,639,321
Monmouth Real Estate Investment Corp.:
7.625%	80,000	2,081,600
Series B, 7.875%	95,000	2,541,250
National Retail Properties, Inc. Series D, 6.625%	62,437	1,642,093
Newcastle Investment Corp. Series B, 9.75%	34,530	900,542
Parkway Properties, Inc. Series D, 8.00%	306,382	7,736,146
Pebblebrook Hotel Trust:
Series A, 7.875%	372,000	9,727,800
Series B, 8.00%	185,085	4,893,647
Prologis, Inc. Series Q, 8.54%	94,446	5,832,041
PS Business Parks, Inc.:
6.875%	50,000	1,349,500
Series P, 6.70%	36,000	912,240
Regency Centers Corp. Series 6, 6.625%	62,261	1,653,652
Saul Centers, Inc.:
8.00%	93,700	2,404,342
Series B (depositary shares) 9.00%	118,550	3,094,155
Stag Industrial, Inc. Series A, 9.00%	280,000	7,635,600
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Summit Hotel Properties, Inc. Series A, 9.25%	138,340	$ 3,733,797
Sunstone Hotel Investors, Inc.:
Series A, 8.00%	366,039	9,315,693
Series D, 8.00%	60,362	1,567,601
Terreno Realty Corp. Series A 7.75%	165,690	4,263,204
UMH Properties, Inc. Series A, 8.25%	330,000	8,738,400
Vornado Realty Trust 6.75%	20,000	511,000
Weingarten Realty Investors (SBI) Series F, 6.50%	56,230	1,420,370
Winthrop Realty Trust Series D, 9.25%	65,000	1,730,950
		333,896,942
Real Estate Management & Development - 0.7%
Forest City Enterprises, Inc. 7.375%	657,000	15,623,460
Vornado Realty LP 7.875%	54,682	1,540,939
		17,164,399
TOTAL FINANCIALS		355,731,823
TOTAL NONCONVERTIBLE PREFERRED STOCKS		356,364,898
TOTAL PREFERRED STOCKS (Cost $385,286,514)		395,539,429
Corporate Bonds - 25.8%
		Principal Amount (e)
Convertible Bonds - 2.6%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 4,510,000	3,963,163
FINANCIALS - 2.5%
Real Estate Investment Trusts - 2.1%
Annaly Capital Management, Inc.:
4% 2/15/15		1,000,000	1,268,750
5% 5/15/15		34,396,000	34,524,985
CapLease, Inc. 7.5% 10/1/27 (h)		5,180,000	5,186,475
Northstar Realty Finance LP 8.875% 6/15/32 (h)		11,500,000	11,873,750
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
ProLogis LP:
1.875% 11/15/37		$ 2,450,000	$ 2,443,875
2.625% 5/15/38		1,500,000	1,503,825
			56,801,660
Real Estate Management & Development - 0.4%
Corporate Office Properties LP 4.25% 4/15/30 (h)		9,460,000	9,318,100
Grubb & Ellis Co. 7.95% 5/1/15 (d)(h)		5,500,000	27,500
			9,345,600
TOTAL FINANCIALS			66,147,260
TOTAL CONVERTIBLE BONDS			70,110,423
Nonconvertible Bonds - 23.2%
CONSUMER DISCRETIONARY - 8.1%
Hotels, Restaurants & Leisure - 0.8%
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16		1,945,000	2,047,113
7.625% 1/15/16 (h)		1,560,000	1,634,100
FelCor Lodging LP 6.75% 6/1/19		5,875,000	6,212,813
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17		1,700,000	1,925,250
Times Square Hotel Trust 8.528% 8/1/26 (h)		9,054,703	10,370,959
			22,190,235
Household Durables - 6.7%
D.R. Horton, Inc. 4.75% 5/15/17		2,000,000	2,090,000
KB Home:
5.875% 1/15/15		7,000,000	7,070,000
6.25% 6/15/15		10,000,000	10,150,000
7.25% 6/15/18		7,420,000	7,494,200
8% 3/15/20		8,465,000	8,845,925
9.1% 9/15/17		17,595,000	19,090,575
Lennar Corp.:
5.5% 9/1/14		1,000,000	1,048,750
5.6% 5/31/15		6,000,000	6,390,000
6.5% 4/15/16		4,000,000	4,270,000
6.95% 6/1/18		14,280,000	15,636,600
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
M/I Homes, Inc. 8.625% 11/15/18		$ 26,055,000	$ 27,748,575
Meritage Homes Corp.:
7% 4/1/22 (h)		7,525,000	7,844,813
7.15% 4/15/20		7,060,000	7,413,000
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,632,750
8.4% 5/15/17		5,420,000	6,233,000
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,080,000
8.375% 5/15/18		28,983,000	32,205,910
10.75% 9/15/16		8,415,000	10,119,038
Toll Brothers Finance Corp. 5.875% 2/15/22		1,550,000	1,662,375
			181,025,511
Multiline Retail - 0.6%
JC Penney Corp., Inc.:
5.65% 6/1/20		4,720,000	3,958,900
5.75% 2/15/18		2,845,000	2,485,819
Sears Holdings Corp. 6.625% 10/15/18		9,820,000	8,813,450
			15,258,169
TOTAL CONSUMER DISCRETIONARY			218,473,915
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		1,044,738	1,196,225
C&S Group Enterprises LLC 8.375% 5/1/17 (h)		3,960,000	4,078,800
			5,275,025
FINANCIALS - 13.6%
Diversified Financial Services - 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16		10,820,000	11,374,525
8% 1/15/18		3,070,000	3,261,875
8% 1/15/18 (h)		2,170,000	2,300,200
			16,936,600
Real Estate Investment Trusts - 8.7%
Camden Property Trust 5% 6/15/15		1,100,000	1,190,189
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		$ 2,526,000	$ 2,808,867
6.25% 6/15/14		5,005,000	5,310,045
CubeSmart LP 4.8% 7/15/22		2,000,000	2,115,008
Developers Diversified Realty Corp.:
5.5% 5/1/15		4,000,000	4,278,824
7.5% 4/1/17		6,000,000	6,906,234
7.5% 7/15/18		8,756,000	10,192,536
7.875% 9/1/20		4,637,000	5,730,808
9.625% 3/15/16		3,836,000	4,662,236
Duke Realty LP 6.25% 5/15/13		750,000	775,430
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,715,376
6.25% 12/15/14		4,081,000	4,413,855
6.25% 1/15/17		3,000,000	3,338,346
Health Care Property Investors, Inc.:
6% 6/15/14		2,340,000	2,503,051
6% 3/1/15		1,000,000	1,076,953
7.072% 6/8/15		1,500,000	1,672,376
Health Care REIT, Inc.:
4.125% 4/1/19		2,000,000	2,080,408
6% 11/15/13		1,000,000	1,058,028
6.2% 6/1/16		750,000	848,000
Healthcare Realty Trust, Inc.:
5.125% 4/1/14		5,084,000	5,310,746
5.75% 1/15/21		2,000,000	2,170,262
6.5% 1/17/17		2,875,000	3,229,051
Highwoods/Forsyth LP 5.85% 3/15/17		2,800,000	3,041,198
HMB Capital Trust V 4.0679% 12/15/36 (d)(h)(j)		2,530,000	0
Hospitality Properties Trust:
5.625% 3/15/17		915,000	978,621
6.75% 2/15/13		1,765,000	1,768,756
7.875% 8/15/14		1,000,000	1,080,051
HRPT Properties Trust:
5.75% 11/1/15		4,826,000	5,089,369
6.25% 8/15/16		7,500,000	8,058,188
6.25% 6/15/17		1,055,000	1,147,254
6.65% 1/15/18		3,000,000	3,276,063
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
iStar Financial, Inc.:
5.85% 3/15/17		$ 3,587,000	$ 3,264,170
5.875% 3/15/16		34,260,000	31,861,800
5.95% 10/15/13		7,330,000	7,073,450
6.05% 4/15/15		4,725,000	4,488,750
6.5% 12/15/13		6,880,000	6,759,600
8.625% 6/1/13		6,155,000	6,216,550
9% 6/1/17 (h)		13,000,000	13,195,000
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,110,000	3,218,850
6.875% 5/1/21		2,000,000	2,130,000
Nationwide Health Properties, Inc. 6.25% 2/1/13		1,000,000	1,025,376
Omega Healthcare Investors, Inc.:
6.75% 10/15/22		2,115,000	2,326,500
7.5% 2/15/20		1,000,000	1,120,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,851,689
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,060,000
ProLogis LP:
6.625% 5/15/18		6,480,000	7,627,569
7.625% 7/1/17		4,690,000	5,544,879
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,325,200
Senior Housing Properties Trust:
4.3% 1/15/16		5,000,000	5,130,325
6.75% 4/15/20		11,000,000	12,150,182
6.75% 12/15/21		8,000,000	8,915,800
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		500,000	521,752
5.25% 1/15/15		1,000,000	1,073,339
5.25% 1/15/16		4,000,000	4,320,060
			233,026,970
Real Estate Management & Development - 4.2%
AMB Property LP 5.9% 8/15/13		400,000	415,579
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,083,924
Brandywine Operating Partnership LP:
5.4% 11/1/14		6,750,000	7,080,912
7.5% 5/15/15		1,000,000	1,122,373
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
CB Richard Ellis Services, Inc.:
6.625% 10/15/20		$ 1,205,000	$ 1,293,929
11.625% 6/15/17		1,500,000	1,695,000
Colonial Properties Trust:
6.15% 4/15/13		1,500,000	1,535,372
6.25% 6/15/14		3,094,000	3,279,779
6.875% 8/15/12		1,000,000	1,001,441
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,706,523
Forest City Enterprises, Inc.:
6.5% 2/1/17		17,120,000	16,478,000
7.625% 6/1/15		34,050,000	33,752,063
Host Hotels & Resorts LP:
5.25% 3/15/22 (h)		2,000,000	2,117,500
5.875% 6/15/19		2,725,000	2,997,500
9% 5/15/17		750,000	826,875
Kennedy-Wilson, Inc. 8.75% 4/1/19		8,785,000	9,312,100
Post Apartment Homes LP 6.3% 6/1/13		2,000,000	2,063,184
Realogy Corp.:
7.875% 2/15/19 (h)		7,085,000	7,138,138
9% 1/15/20 (h)		1,920,000	2,011,200
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,859,191
5.875% 6/15/17		400,000	458,700
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17		2,490,000	2,739,000
Ventas Realty LP 4% 4/30/19		2,262,000	2,411,407
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,158,667
			112,538,357
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 1.9% 4/20/20 (d)		4,349,567	2,218,279
TOTAL FINANCIALS			364,720,206
HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.4%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19		10,410,000	10,800,375
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.9%
Sabra Health Care LP/Sabra Capital Corp.:
8.125% 11/1/18		$ 20,545,000	$ 22,188,600
8.125% 11/1/18 (h)		1,960,000	2,111,900
			24,300,500
TOTAL HEALTH CARE			35,100,875
TOTAL NONCONVERTIBLE BONDS			623,570,021
TOTAL CORPORATE BONDS (Cost $657,449,686)			693,680,444
Asset-Backed Securities - 4.5%

Anthracite CDO I Ltd. Series 2002-CIBA Class B, 6.633% 5/24/37 (h)		1,384,000	1,384,830
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.6068% 3/23/19 (h)(j)		280,455	265,731
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.7468% 3/20/50 (h)(j)		2,250,000	157,500
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (h)		4,260,637	4,298,131
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.7076% 1/20/37 (h)(j)		1,157,230	1,032,110
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		1,167,274	1,015,528
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.7096% 4/7/52 (h)(j)		12,909,377	9,274,613
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	278,365
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (h)		1,570,000	1,536,088
Class B2, 1.8106% 12/28/35 (h)(j)		1,575,000	1,433,250
Class D, 9% 12/28/35 (h)		500,000	96,600
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A:
Class B1, 1.9606% 6/28/38 (h)(j)		1,230,000	1,174,650
Class D, 9% 6/28/38 (h)		1,012,573	708,801
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Crest Ltd. Series 2002-IGA Class B, 1.7971% 7/28/35 (h)(j)		$ 242,197	$ 242,197
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		9,500,000	8,913,014
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.8319% 11/28/39 (h)(j)		566,085	16,983
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,647,563
Series 1997-3 Class M1, 7.53% 3/15/28		7,455,394	4,911,043
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7462% 6/25/35 (j)(l)		1,259,000	32,633
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.7962% 8/26/30 (h)(j)		735,000	606,375
Class E, 2.2462% 8/26/30 (h)(j)		1,517,957	758,979
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST Class C, 7.4453% 12/5/27 (h)		3,000,000	3,529,521
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		1,174,019	481,734
Merit Securities Corp. Series 13 Class M1, 7.9015% 12/28/33 (j)		1,923,000	1,819,939
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (h)		899,989	719,991
Newcastle Investment Trust Series 2011-MH1 Class A, 2.45% 12/10/33 (h)		3,391,764	3,401,868
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A Class D, 5.194% 7/24/39 (h)		2,950,302	2,950,302
Prima Capital Ltd. Series 2006-CR1A Class A2, 5.533% 12/28/48 (h)		9,370,000	9,182,600
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3.1159% 2/5/36 (h)(j)		3,582,607	358
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.9676% 9/25/26 (h)(j)		2,000,000	1,000,000
Series 2006-1A:
Class A1A, 0.7276% 9/25/26 (h)(j)		19,445,048	17,500,543
Class A1B, 0.7976% 9/25/26 (h)(j)		22,506,000	18,792,510
Class A2A, 0.6876% 9/25/26 (h)(j)		6,083,741	5,901,229
Class A2B, 0.7776% 9/25/26 (h)(j)		1,550,000	1,367,875
Class B, 0.8276% 9/25/26 (h)(j)		890,000	725,350
Class C 0.9976% 9/25/26 (h)(j)		3,830,000	3,044,850
Class G, 1.8176% 9/25/26 (h)(j)		1,270,000	916,051
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.7869% 11/21/40 (h)(j)		$ 10,319,967	$ 8,565,573
Class F, 2.4169% 11/21/40 (h)(j)		250,000	42,500
TOTAL ASSET-BACKED SECURITIES (Cost $119,902,454)			119,727,778
Collateralized Mortgage Obligations - 0.7%

Private Sponsor - 0.7%
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.4288% 6/15/22 (h)(j)		1,898,329	1,783,161
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (h)		63,646	19,547
Series 2002-R2 Class 2B3, 3.7901% 7/25/33 (h)(j)		209,727	99,715
Series 2003-40 Class B3, 4.5% 10/25/18 (h)		102,159	65,408
Series 2003-R3:
Class B2, 5.5% 11/25/33 (h)		1,403,239	250,706
Class B3, 5.5% 11/25/33		154,512	8,302
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (h)(j)		118,254	5,405
FREMF Mortgage Trust:
Series 2010 K7 Class B, 5.6186% 4/25/20 (h)(j)		3,200,000	3,456,806
Series 2010-K6 Class B, 5.5326% 12/25/46 (h)(j)		4,500,000	4,833,446
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		7,120,000	7,166,529
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1958% 7/10/35 (h)(j)		323,594	272,693
Series 2005-A Class B6, 2.2458% 3/10/37 (h)(j)		1,469,617	109,193
Series 2005-B Class B6, 1.8458% 6/10/37 (h)(j)		855,663	31,488
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		44,135	37,954
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.7458% 12/10/35 (h)(j)		303,961	154,169
Series 2004-A Class B7, 4.4958% 2/10/36 (h)(j)		335,511	182,652
Series 2004-B Class B7, 4.2458% 2/10/36 (h)(j)		406,093	189,645
TOTAL PRIVATE SPONSOR			18,666,819
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (l)		162,862	86,330
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
U.S. Government Agency - continued
Fannie Mae REMIC Trust: - continued
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.2498% 2/25/42 (h)(j)		$ 101,055	$ 56,166
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (l)		237,912	77,294
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.3004% 6/25/43 (h)(j)		152,272	59,561
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.2829% 10/25/42 (h)(j)		66,047	34,253
TOTAL U.S. GOVERNMENT AGENCY			313,604
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,969,249)			18,980,423
Commercial Mortgage Securities - 20.2%

ACGS Series 2004-1 Class P, 7.4651% 8/1/19 (l)		4,936,312	4,789,765
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,268,936
Asset Securitization Corp. Series 1997-D4 Class B2, 7.525% 4/14/29		218,481	223,872
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2002-2 Class F, 5.487% 7/11/43		4,185,000	4,218,836
Series 2005-1 Class CJ, 5.3652% 11/10/42 (j)		3,580,000	3,750,161
Series 2005-6 Class AJ, 5.3661% 9/10/47 (j)		5,000,000	5,127,560
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.992% 11/15/15 (h)(j)		118,988,060	113,632,397
Banc of America Large Loan, Inc. floater Series 2005-MIB1:
Class J, 1.2988% 3/15/22 (h)(j)		6,360,000	5,819,826
Class K, 2.2488% 3/15/22 (h)(j)		4,190,000	2,556,181
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6187% 3/11/39 (j)		5,700,000	5,442,725
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7126% 4/12/38 (h)(j)		2,520,000	2,376,864
COMM pass-thru certificates:
floater Series 2006-FL12 Class AJ, 0.3788% 12/15/20 (h)(j)		8,000,000	7,261,968
sequential payer Series 2004-RS1 Class A, 5.648% 3/3/41 (h)		6,063,232	6,108,706
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Commercial Mortgage pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (j)		$ 5,000,000	$ 5,047,230
Series 2011-STRT Class C, 4.755% 12/10/24 (h)		2,000,000	2,004,116
Series 2012-CR1:
Class C, 5.547% 5/15/45		1,000,000	1,001,593
Class D, 5.547% 5/15/45 (h)		2,050,000	1,606,852
Commercial Mortgage Trust pass-thru certificates Series 2012-LC4:
Class C, 5.8248% 12/10/44 (j)		2,000,000	2,062,884
Class D, 5.8248% 12/10/44 (h)(j)		8,000,000	6,513,008
Communication Mortgage Trust Series 2011-THL:
Class E, 5.949% 6/9/28 (h)		3,690,000	3,757,014
Class F, 4.867% 6/9/28 (h)		11,090,000	10,125,991
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		2,442,446	2,582,346
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		3,000,000	3,231,606
CRESI Finance Ltd. Partnership floater Series 2006-A Class E, 1.8962% 3/25/17 (h)(j)		891,217	757,534
CRESIX Finance Ltd. Series 2006-AA:
Class F, 4.4462% 3/25/17 (h)(j)		3,860,000	3,203,800
Class G, 7.2462% 3/25/17 (h)(j)		3,272,000	2,617,600
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7284% 11/10/46 (h)(j)		12,490,000	11,152,234
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	1,015,564
DLJ Commercial Mortgage Corp.:
Series 1998-CG1 Class B4, 7.4461% 6/10/31 (h)(j)		2,500,000	2,564,625
Series 2000-CKP1 Class B3, 7.942% 11/10/33 (j)		2,970,000	2,960,624
Extended Stay America Trust Series 2010-ESHA Class D, 5.4983% 11/5/27 (h)		6,000,000	6,118,683
FHMLC Multi-class participation certificates guaranteed:
Series K013 Class X3, 2.8846% 1/25/43 (j)(k)		14,360,000	2,409,479
Series KAIV Class X2, 3.6146% 6/25/46 (j)(k)		7,430,000	1,630,649
Freddie Mac:
Series K011 Class X3, 2.6619% 12/25/43 (j)(k)		12,206,096	1,868,936
Series K012 Class X3, 2.3657% 1/25/41 (j)(k)		21,072,886	2,881,528
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (h)		10,985,212	10,710,582
GE Capital Commercial Mortgage Corp. Series 2002-1A Class H, 7.3556% 12/10/35 (h)(j)		991,000	990,863
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (j)		786,432	793,615
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GMAC Commercial Mortgage Securities, Inc.: - continued
Series 1997-C2:
Class G, 6.75% 4/15/29 (j)		$ 1,250,000	$ 1,330,310
Series 1999-C3 Class J, 6.974% 8/15/36		1,500,000	1,484,156
Series 2000-C1 Class K, 7% 3/15/33		224,908	168,944
Series 2002-C3 Class D, 5.27% 7/10/39		3,000,000	3,025,728
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (h)		2,000,000	2,024,370
Series 2002-C1 Class H, 5.903% 1/11/35 (h)		880,000	880,664
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 5.4585% 3/6/20 (h)(j)		1,400,000	1,401,249
Series 2010-C1:
Class D, 6.1357% 8/10/43 (h)(j)		4,000,000	3,868,272
Class E, 4% 8/10/43 (h)		3,770,000	2,798,392
Series 2012-GCJ7:
Class C, 5.721% 5/10/45 (j)		4,000,000	4,023,707
Class D, 5.721% 5/10/45 (h)		2,000,000	1,615,022
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (h)		9,185,000	9,152,853
GS Mortgage Securities Trust:
Series 2011-GC5 Class C, 5.4749% 8/10/44 (h)(j)		9,000,000	9,145,854
Series 2012-GC6 Class C, 5.8273% 1/10/45 (h)(j)		3,600,000	3,690,897
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (h)(j)		2,036,910	2,506
Class X, 0.627% 10/15/32 (h)(j)(k)		4,808,491	20,025
Series 2002-C1 Class E, 6.135% 7/12/37 (h)		3,000,000	2,998,143
Series 2009-IWST Class D, 7.6935% 12/5/27 (h)(j)		8,550,000	9,453,419
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,525,053
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(j)		4,500,000	4,741,803
Class XB, 0.9305% 8/5/32 (h)(k)		32,655,000	1,690,837
Series 2012-CBX Class C, 5.1909% 6/16/45 (j)		4,530,000	4,521,666
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2005-LDP5 Class AJ, 5.4825% 12/15/44 (j)		3,470,000	3,475,804
Series 2011-C5 Class C, 5.4913% 8/15/46 (h)(j)		6,525,375	6,534,824
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8:
Class G, 6% 7/15/31 (h)		938,900	956,183
Class H, 6% 7/15/31 (h)		1,341,102	471,049
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (h)		$ 2,693,075	$ 2,799,279
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	2,077,442
Series 2005-C3 Class AJ, 4.843% 7/15/40		6,620,000	6,774,061
Series 2005-C7 Class AJ, 5.323% 11/15/40		8,000,000	8,211,360
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,082,862
Series 2004-C7 Class E, 4.918% 10/15/36		5,120,000	5,104,778
Series 2005-C1 Class E, 4.924% 2/15/40		4,000,000	3,628,624
Series 2006-C4:
Class AJ, 6.0867% 6/15/38 (j)		7,005,000	6,094,119
Class AM, 6.0867% 6/15/38 (j)		6,700,000	7,138,709
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2007-LLFA Class E, 1.1488% 6/15/22 (h)(j)		6,230,000	5,270,892
Lstar Commercial Mortgage Trust:
Series 2011-1 Class D, 5.6245% 6/25/43 (h)(j)		4,699,000	4,389,388
Series 2011-1 Class B, 5.6245% 6/25/43 (h)(j)		6,165,000	6,309,878
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	528,500
Class G, 4.384% 7/12/37	CAD	355,000	257,651
Class H, 4.384% 7/12/37	CAD	236,000	167,031
Class J, 4.384% 7/12/37	CAD	355,000	245,052
Class K, 4.384% 7/12/37	CAD	355,000	239,038
Class L, 4.384% 7/12/37	CAD	236,000	155,032
Class M, 4.384% 7/12/37	CAD	995,000	552,140
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (h)		715,093	393,301
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8478% 5/12/39 (j)		1,200,000	1,312,804
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (h)		4,105,302	3,551,086
Series 2004-C2 Class A, 5.318% 10/15/40 (h)		9,995,195	7,596,348
Series 2004-C1:
Class D, 6.988% 1/15/37 (h)		750,000	75
Class E, 7.983% 1/15/37 (h)		1,313,162	131
Class IO, 8.9913% 1/15/37 (h)(j)(k)		4,287,713	321,578
Morgan Stanley Capital I Trust:
sequential payer:
Series 2012-C4 Class E, 5.71% 3/15/45 (h)		4,630,000	3,912,350
Series 2004-RR2 Class A2, 5.45% 10/28/33 (h)		948,263	950,634
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Morgan Stanley Capital I Trust: - continued
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41		$ 8,200,000	$ 8,844,946
Series 1997-RR Class F, 7.35% 4/30/39 (h)(j)		1,363,287	1,254,224
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,613,134	1,837,540
Series 2005-HQ5 Class B, 5.272% 1/14/42		2,000,000	1,991,842
Series 2005-HQ6 Class AJ, 5.073% 8/13/42 (j)		2,500,000	2,539,248
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	7,971,398
Series 2011-C1 Class C, 5.4216% 9/15/47 (h)(j)		3,000,000	3,163,867
Series 2011-C2:
Class D, 5.4951% 6/15/44 (h)(j)		4,610,000	4,325,240
Class E, 5.4951% 6/15/44 (h)(j)		9,600,000	7,959,360
Class F, 5.4951% 6/15/44 (h)(j)		4,440,000	3,507,600
Class XB, 0.5396% 6/15/44 (h)(j)(k)		63,708,222	2,019,551
Series 2011-C3 Class D, 5.357% 7/15/49 (h)		7,400,000	6,811,892
NationsLink Funding Corp. Series 1999-SL Class X, 11/10/30 (j)(k)		1,077,337	1,045,017
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		3,641,887	4,299,248
RBSCF Trust Series 2010-MB1 Class D, 4.8317% 4/15/24 (h)(j)		8,320,000	8,517,999
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-MMA:
Class E3, 6.5% 2/18/34 (h)(j)		3,000,000	3,084,213
Class E5, 6.5% 2/18/34 (h)(j)		3,000,000	3,004,545
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.6201% 8/15/39 (j)		2,080,000	2,238,350
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	10,988,996
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.8238% 7/15/24 (h)(j)		1,200,000	817,702
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0708% 1/10/45 (h)(j)		3,000,000	3,460,626
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,801,610
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	1,979,378
Series 2004-C11:
Class D, 5.5668% 1/15/41 (j)		5,177,000	4,801,010
Class E, 5.6168% 1/15/41 (j)		3,785,000	3,261,595
Series 2004-C12 Class D, 5.4942% 7/15/41 (j)		2,750,000	2,767,531
Series 2004-C14 Class B, 5.17% 8/15/41		3,180,000	3,354,261
WF-RBS Commercial Mortgage Trust Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		4,900,000	5,092,149
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
WF-RBS Commercial Mortgage Trust Series 2011-C3: - continued
Class D, 5.7221% 3/15/44 (h)(j)		$ 1,000,000	$ 863,933
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (h)		4,000,000	4,140,892
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $522,862,342)			540,998,389
Floating Rate Loans - 4.9%

CONSUMER DISCRETIONARY - 1.7%
Hotels, Restaurants & Leisure - 1.6%
Extended Stay America, Inc. term loan 9.75% 11/1/15		9,000,000	9,090,000
Hilton Hotels Corp.:
term loan 3.999% 11/12/15 (j)		15,000,000	13,462,500
Tranche B, term loan 11/12/15 (j)		12,000,000	11,160,000
Tranche E term loan 11/12/15 (j)		10,000,000	9,100,000
			42,812,500
Media - 0.1%
PRIMEDIA, Inc. Tranche B, term loan 7.5% 1/13/18 (j)		2,821,500	2,553,458
Specialty Retail - 0.0%
The Pep Boys - Manny, Moe & Jack term loan 2.47% 10/27/13 (j)		1,967,498	1,960,120
TOTAL CONSUMER DISCRETIONARY			47,326,078
FINANCIALS - 1.7%
Diversified Financial Services - 0.2%
Pilot Travel Centers LLC Tranche B, term loan 4.25% 3/30/18 (j)		3,885,475	3,871,098
Real Estate Investment Trusts - 0.0%
iStar Financial, Inc. Tranche A 1LN, term loan 5% 6/28/13 (j)		830,748	829,710
Real Estate Management & Development - 1.4%
CB Richard Ellis Group, Inc. Tranche B, term loan 3.4968% 11/9/16 (j)		2,984,810	2,973,617
CB Richard Ellis Services, Inc. Tranche D, term loan 3.7488% 9/4/19 (j)		4,736,081	4,696,629
CityCenter term loan 8.75% 7/1/13 (j)		4,169,750	4,138,477
EOP Operating LP term loan 1.9958% 2/5/13 (j)		5,000,000	4,775,000
Equity Inns Reality LLC:
Tranche A, term loan 9.5% 11/2/12 (j)		2,184,917	1,635,653
Floating Rate Loans - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Equity Inns Reality LLC: - continued
Tranche B 2LN, term loan 6.55% 11/2/12 (j)		$ 5,000,000	$ 4,475,000
Realogy Corp.:
Credit-Linked Deposit 3.2458% 10/10/13 (j)		518,858	485,132
Credit-Linked Deposit 4.4958% 10/10/16 (j)		926,858	875,881
term loan 4.4988% 10/10/16 (j)		10,840,642	10,244,406
Tranche 2LN, term loan 13.5% 10/15/17		3,500,000	3,570,000
			37,869,795
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. Tranche B, term loan 7% 9/1/16 (j)		2,307,756	2,307,756
TOTAL FINANCIALS			44,878,359
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Community Health Systems, Inc. term loan 3.9667% 1/25/17 (j)		2,903,247	2,883,447
Health Management Associates, Inc. Tranche B, term loan 4.5% 11/18/18 (j)		1,990,000	1,990,000
Skilled Healthcare Group, Inc. term loan 6.75% 4/9/16 (j)		10,379,665	10,379,665
			15,253,112
INDUSTRIALS - 0.4%
Construction & Engineering - 0.4%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (j)		11,877,133	11,431,741
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
Crown Castle Operating Co. Tranche B, term loan 4% 1/31/19 (j)		8,983,803	8,973,022
TowerCo Finance LLC Tranche B, term loan 4.5% 2/2/17 (j)		3,632,412	3,636,953
			12,609,975
TOTAL FLOATING RATE LOANS (Cost $132,655,576)			131,499,265
Preferred Securities - 0.0%
	Principal Amount (e)	Value
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)	$ 500,000	$ 15,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)	1,220,000	122,000
Ipswich Street CDO Series 2006-1, 6/27/46 (d)(h)	1,350,000	0
		137,000
TOTAL PREFERRED SECURITIES (Cost $2,594,645)		137,000
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	187,739,774	187,739,774
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	27,376,007	27,376,007
TOTAL MONEY MARKET FUNDS (Cost $215,115,781)		215,115,781
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $2,558,959,106)		2,735,706,986
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(49,848,102)
NET ASSETS - 100%		$ 2,685,858,884
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $607,946,631 or 22.6% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,986,022 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4651% 8/1/19	2/17/11	$ 4,780,148
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 141,130
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 179,289
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7462% 6/25/35	6/3/05	$ 1,110,697
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 227,690
Fidelity Securities Lending Cash Central Fund	73,576
Total	$ 301,266
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AmREIT, Inc.	$ -	$ 2,800,000	$ -	$ -	$ 2,818,000
Total	$ -	$ 2,800,000	$ -	$ -	$ 2,818,000
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 32,967,155	$ 28,850,735	$ -	$ 4,116,420
Financials	947,319,005	889,631,220	46,463,582	11,224,203
Health Care	29,263,532	29,263,532	-	-
Telecommunication Services	6,018,214	6,018,214	-	-
Corporate Bonds	693,680,444	-	691,462,165	2,218,279
Asset-Backed Securities	119,727,778	-	83,414,055	36,313,723
Collateralized Mortgage Obligations	18,980,423	-	17,239,942	1,740,481
Commercial Mortgage Securities	540,998,389	-	487,014,384	53,984,005
Floating Rate Loans	131,499,265	-	113,495,788	18,003,477
Preferred Securities	137,000	-	-	137,000
Money Market Funds	215,115,781	215,115,781	-	-
Total Investments in Securities:	$ 2,735,706,986	$ 1,168,879,482	$ 1,439,089,916	$ 127,737,588
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Asset-Backed Securities
Beginning Balance	$ 79,390,084
Total Realized Gain (Loss)	1,318,781
Total Unrealized Gain (Loss)	4,471,824
Cost of Purchases	183,524
Proceeds of Sales	(21,893,868)
Amortization/Accretion	1,481,337
Transfers in to Level 3	3,448,211
Transfers out of Level 3	(32,086,170)
Ending Balance	$ 36,313,723
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ 4,749,808
Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$ 31,940,633
Total Realized Gain (Loss)	292,397
Total Unrealized Gain (Loss)	1,669,669
Cost of Purchases	18,454,173
Proceeds of Sales	(14,263,172)
Amortization/Accretion	297,301
Transfers in to Level 3	15,593,004
Transfers out of Level 3	-
Ending Balance	$ 53,984,005
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ 1,426,676
Other Investments in Securities
Beginning Balance	$ 28,158,749
Total Realized Gain (Loss)	(1,117,739)
Total Unrealized Gain (Loss)	2,178,452
Cost of Purchases	18,084,567
Proceeds of Sales	(8,701,192)
Amortization/Accretion	(23,513)
Transfers in to Level 3	1,620,536
Transfers out of Level 3	(2,760,000)
Ending Balance	$ 37,439,860
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ (1,543,927)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in to Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.4%
AAA,AA,A	8.1%
BBB	12.7%
BB	5.1%
B	13.1%
CCC,CC,C	5.4%
D	0.3%
Not Rated	11.0%
Equities	37.8%
Short-Term Investments and Net Other Assets	6.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $24,897,474) - See accompanying schedule: Unaffiliated issuers (cost $2,341,043,325)	$ 2,517,773,205
Fidelity Central Funds (cost $215,115,781)	215,115,781
Other affiliated issuers (cost $2,800,000)	2,818,000
Total Investments (cost $2,558,959,106)		$ 2,735,706,986
Foreign currency held at value (cost $21,986)		21,986
Receivable for investments sold		3,946,789
Receivable for fund shares sold		15,938,587
Dividends receivable		1,674,674
Interest receivable		14,981,277
Distributions receivable from Fidelity Central Funds		33,415
Other receivables		6,563
Total assets		2,772,310,277

Liabilities
Payable to custodian bank	$ 9,145
Payable for investments purchased Regular delivery	51,958,020
Delayed delivery	2,832,500
Payable for fund shares redeemed	2,288,350
Accrued management fee	1,214,069
Distribution and service plan fees payable	73,831
Other affiliated payables	618,059
Other payables and accrued expenses	81,412
Collateral on securities loaned, at value	27,376,007
Total liabilities		86,451,393

Net Assets		$ 2,685,858,884
Net Assets consist of:
Paid in capital		$ 2,450,354,786
Undistributed net investment income		27,923,018
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		30,806,996
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		176,774,084
Net Assets		$ 2,685,858,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($137,351,550 ÷ 12,199,652 shares)	$ 11.26

Maximum offering price per share (100/96.00 of $11.26)	$ 11.73
Class T: Net Asset Value and redemption price per share ($26,142,720 ÷ 2,321,952 shares)	$ 11.26

Maximum offering price per share (100/96.00 of $11.26)	$ 11.73
Class C: Net Asset Value and offering price per share ($52,780,495 ÷ 4,712,640 shares)A	$ 11.20

Real Estate Income: Net Asset Value, offering price and redemption price per share ($2,252,148,798 ÷ 199,406,118 shares)	$ 11.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($217,435,321 ÷ 19,282,368 shares)	$ 11.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 39,342,877
Interest		85,494,070
Income from Fidelity Central Funds		301,266
Total income		125,138,213

Expenses
Management fee	$ 11,636,191
Transfer agent fees	5,685,427
Distribution and service plan fees	559,397
Accounting and security lending fees	810,483
Custodian fees and expenses	32,894
Independent trustees' compensation	13,278
Registration fees	180,034
Audit	157,626
Legal	5,742
Miscellaneous	18,376
Total expenses before reductions	19,099,448
Expense reductions	(42,648)	19,056,800
Net investment income (loss)		106,081,413
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,636,084
Foreign currency transactions	(14,625)
Total net realized gain (loss)		46,621,459
Change in net unrealized appreciation (depreciation) on: Investment securities	99,189,660
Assets and liabilities in foreign currencies	1,230
Total change in net unrealized appreciation (depreciation)		99,190,890
Net gain (loss)		145,812,349
Net increase (decrease) in net assets resulting from operations		$ 251,893,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 106,081,413	$ 75,045,871
Net realized gain (loss)	46,621,459	26,474,317
Change in net unrealized appreciation (depreciation)	99,190,890	63,154,318
Net increase (decrease) in net assets resulting from operations	251,893,762	164,674,506
Distributions to shareholders from net investment income	(98,117,663)	(66,688,371)
Distributions to shareholders from net realized gain	(16,498,521)	-
Total distributions	(114,616,184)	(66,688,371)
Share transactions - net increase (decrease)	755,485,569	655,640,999
Redemption fees	286,688	331,332
Total increase (decrease) in net assets	893,049,835	753,958,466

Net Assets
Beginning of period	1,792,809,049	1,038,850,583
End of period (including undistributed net investment income of $27,923,018 and undistributed net investment income of $20,642,579, respectively)	$ 2,685,858,884	$ 1,792,809,049

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.52	.53	.18
Net realized and unrealized gain (loss)	.61	.76	(.04)
Total from investment operations	1.13	1.29	.14
Distributions from net investment income	(.51)	(.50)	(.15)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.60) K	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 11.26	$ 10.73	$ 9.94
Total Return B,C,D	11.24%	13.27%	1.46%
Ratios to Average Net Assets F,I
Expenses before reductions	1.12%	1.13%	1.09% A
Expenses net of fee waivers, if any	1.12%	1.13%	1.09% A
Expenses net of all reductions	1.11%	1.12%	1.09% A
Net investment income (loss)	4.89%	5.00%	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,352	$ 60,283	$ 3,830
Portfolio turnover rate G	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.52	.52	.17
Net realized and unrealized gain (loss)	.62	.76	(.03)
Total from investment operations	1.14	1.28	.14
Distributions from net investment income	(.50)	(.50)	(.15)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.60)	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 11.26	$ 10.72	$ 9.94
Total Return B,C,D	11.33%	13.11%	1.45%
Ratios to Average Net Assets F,I
Expenses before reductions	1.11%	1.16%	1.17% A
Expenses net of fee waivers, if any	1.11%	1.16%	1.17% A
Expenses net of all reductions	1.11%	1.16%	1.17% A
Net investment income (loss)	4.90%	4.96%	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,143	$ 7,626	$ 862
Portfolio turnover rate G	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.67	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.44	.45	.15
Net realized and unrealized gain (loss)	.62	.74	(.03)
Total from investment operations	1.06	1.19	.12
Distributions from net investment income	(.43)	(.45)	(.14)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.53)	(.45)	(.14)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 11.20	$ 10.67	$ 9.93
Total Return B,C,D	10.49%	12.25%	1.29%
Ratios to Average Net Assets F,I
Expenses before reductions	1.87%	1.89%	1.86% A
Expenses net of fee waivers, if any	1.87%	1.89%	1.86% A
Expenses net of all reductions	1.87%	1.89%	1.86% A
Net investment income (loss)	4.14%	4.23%	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,780	$ 21,555	$ 836
Portfolio turnover rate G	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.75	$ 9.95	$ 8.21	$ 9.43	$ 11.22
Income from Investment Operations
Net investment income (loss) B	.54	.55	.53	.54	.59
Net realized and unrealized gain (loss)	.62	.76	1.73	(1.27)	(1.48)
Total from investment operations	1.16	1.31	2.26	(.73)	(.89)
Distributions from net investment income	(.52)	(.51)	(.52)	(.50)	(.66)
Distributions from net realized gain	(.10)	-	-	-	(.24)
Total distributions	(.62)	(.51)	(.52)	(.50)	(.90)
Redemption fees added to paid in capital B	- F	- F	- F	.01	- F
Net asset value, end of period	$ 11.29	$ 10.75	$ 9.95	$ 8.21	$ 9.43
Total Return A	11.50%	13.41%	28.29%	(6.92)%	(8.43)%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.92%	.97%	1.00%	.94%
Expenses net of fee waivers, if any	.89%	.92%	.96%	1.00%	.94%
Expenses net of all reductions	.89%	.92%	.96%	1.00%	.94%
Net investment income (loss)	5.12%	5.21%	5.60%	7.15%	5.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,252,149	$ 1,660,063	$ 1,030,393	$ 463,269	$ 393,147
Portfolio turnover rate D	27%	25%	28%	47%	32%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.55	.55	.19
Net realized and unrealized gain (loss)	.62	.76	(.04)
Total from investment operations	1.17	1.31	.15
Distributions from net investment income	(.53)	(.52)	(.15)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.63)	(.52)	(.15)
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 11.28	$ 10.74	$ 9.95
Total Return B,C	11.62%	13.44%	1.58%
Ratios to Average Net Assets E,H
Expenses before reductions	.84%	.89%	.85% A
Expenses net of fee waivers, if any	.84%	.89%	.85% A
Expenses net of all reductions	.84%	.89%	.85% A
Net investment income (loss)	5.17%	5.24%	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 217,435	$ 43,282	$ 2,930
Portfolio turnover rate F	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 within the fair value hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/12	Valuation Technique(s)	Unobservable Input	Range	Weighted Average
Asset-Backed Securities	$ 3,770,142	Discounted cash flow	Internal rate of return	20%	20%
		Discounted cash flow	Yield	8.5% - 15.8%	10.87%
		Market comparable	Spread	4.75%	4.75%
Collateralized Mortgage Obligations	$ 800,642	Discounted cash flow	Yield	14% - 42%	21%
Commercial MortgageSecurities	$ 9,977,496	Discounted cash flow	Yield	60%	60%
		Market comparable	Quoted price	$55	$55
		Market comparable	Spread	11.54% - 36.05%	27%
Common/ Preferred Stocks	$ 4,117,748	Market comparable	Transaction price	$.001 - $.01	$0.01
		Expected distribution	Recovery rate	0%	0%
		Adjusted book value	Book value multiple	1.0	1.0
Corporate Bonds	$ 2,218,279	Discounted cash flow	Constant prepayment rate	35%	35%
		Expected distribution	Recovery rate	0%	0%
Floating Rate Loans	$ 13,228,477	Discounted cash flow	Yield	9.6% - 9.75%	9.65%
Preferred Securities	-	Expected distribution	Recovery rate	0%	0%

For the unobservable inputs listed in the table above, a significant increase in yields, spreads, internal rates of return or constant prepayment rates could result in a significant decrease to the fair value measurement. A significant increase in estimated recovery rates, quoted prices, transactions prices or book value multiples would result in a significant increase to the fair value measurement.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to equity-debt classifications, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 229,881,115
Gross unrealized depreciation	(57,864,464)
Net unrealized appreciation (depreciation) on securities and other investments	$ 172,016,651

Tax Cost	$ 2,563,690,335

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 37,796,939
Undistributed long-term capital gain	$ 25,839,411
Net unrealized appreciation (depreciation)	$ 172,042,855

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 98,117,663	$ 66,688,371
Long-term Capital Gains	16,498,521	-
Total	$ 114,616,184	$ 66,688,371

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,228,544,087 and $513,304,249, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 218,203	$ 8,211
Class T	-%	.25%	36,778	-
Class C	.75%	.25%	304,416	166,771
			$ 559,397	$ 174,982

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 42,872
Class T	8,681
Class C*	7,056
$ 58,609

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 216,059.25
Class T	35,949.24
Class C	75,984.25
Real Estate Income	5,073,026.28
Institutional Class	284,409.22
	$ 5,685,427

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,704 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,657 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $73,576. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Real Estate Income's operating expenses. During the period, this reimbursement reduced Real Estate Income's expenses by $31,380.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,839 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $429.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 3,854,404	$ 1,154,662
Class T	609,057	160,366
Class C	1,139,599	358,357
Real Estate Income	86,666,891	64,149,915
Institutional Class	5,847,712	865,071
Total	$ 98,117,663	$ 66,688,371
From net realized gain
Class A	$ 603,452	$ -
Class T	83,752	-
Class C	208,802	-
Real Estate Income	14,865,902	-
Institutional Class	736,613	-
Total	$ 16,498,521	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	8,276,874	5,544,292	$ 88,010,262	$ 58,675,375
Reinvestment of distributions	333,613	75,836	3,436,744	799,911
Shares redeemed	(2,031,559)	(384,554)	(21,254,183)	(4,105,728)
Net increase (decrease)	6,578,928	5,235,574	$ 70,192,823	$ 55,369,558
Class T
Shares sold	1,725,200	662,414	$ 18,422,015	$ 7,018,853
Reinvestment of distributions	49,495	12,671	511,986	132,964
Shares redeemed	(163,799)	(50,669)	(1,727,688)	(536,547)
Net increase (decrease)	1,610,896	624,416	$ 17,206,313	$ 6,615,270
Class C
Shares sold	3,117,808	2,030,776	$ 33,302,251	$ 21,411,850
Reinvestment of distributions	110,126	29,432	1,128,377	309,638
Shares redeemed	(534,569)	(125,083)	(5,534,157)	(1,328,625)
Net increase (decrease)	2,693,365	1,935,125	$ 28,896,471	$ 20,392,863
Real Estate Income
Shares sold	90,720,847	89,725,340	$ 959,813,942	$ 943,333,748
Reinvestment of distributions	8,913,831	5,601,468	91,762,119	58,273,356
Shares redeemed	(54,623,988)	(44,449,757)	(572,115,634)	(467,916,333)
Net increase (decrease)	45,010,690	50,877,051	$ 479,460,427	$ 533,690,771
Institutional Class
Shares sold	16,926,727	4,361,479	$ 177,564,635	$ 46,245,871
Reinvestment of distributions	472,572	55,523	4,899,349	583,903
Shares redeemed	(2,146,783)	(681,623)	(22,734,449)	(7,257,237)
Net increase (decrease)	15,252,516	3,735,379	$ 159,729,535	$ 39,572,537

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 19, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay on September 10, 2012, to shareholders of record at the opening of business on September 7, 2012, a distribution of $0.143 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.15 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2012, $34,246,008, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the fourth quartile for the one-year period and the first quartile for three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

REI-UANN-0912
1.789710.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate Income
Fund - Institutional Class

Annual Report

July 31, 2012

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Real Estate Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Institutional ClassB	11.62%	6.73%	7.82%

A From February 4, 2003.

B The initial offering of Institutional Class shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Institutional Class on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on April 14, 2010. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Market conditions shifted between intervals of "risk on" and "risk off" during the 12-month period ending July 31, 2012. During the risk-off times - including several extended stretches in the second half of 2011 as well as May 2012 - macro concerns about the eurozone debt crisis and slowing U.S. economic growth took center stage. For most of the first seven months of 2012, however, risk-on returned to the market, causing credit spreads across most asset classes to rally. For real estate, the story was a combination of lower interest rates and good property supply-and-demand fundamentals. Lower interest rates made income-generating real estate securities look more attractive, while good business fundamentals created rising earnings for property owners. In all, common stocks of real estate investment trusts (REITs), as measured by the FTSE® NAREIT® All REITs Index, gained 14.79%, while real estate bonds, reflected in The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 8.39%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, returned 11.28%, while the broad U.S. equity market, as measured by the S&P 500® Index, returned 9.13%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity Advisor® Real Estate Income Fund: For the year, the fund's Institutional Class shares returned 11.62%. In comparison, the Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI® REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively - rose 11.14%. In a favorable environment for real estate securities, all of the fund's asset classes enjoyed positive performance, led by REIT common stocks. Meanwhile, the fund's preferred real estate stocks modestly outpaced the average preferred stock in the MSCI index. Looking at the fund's fixed-income holdings, investments in high-yield real estate bonds and commercial mortgage-backed securities (CMBS) beat the BofA Merrill Lynch index by nearly three percentage points. One area of slight underperformance came from the portfolio's investment-grade real estate bond holdings, which, because of my decision to limit interest rate risk, returned somewhat less than the BofA Merrill Lynch index. In addition, holding a roughly 8% cash position limited the fund's upside in a generally rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.11%
Actual		$ 1,000.00	$ 1,079.20	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.57
Class T	1.09%
Actual		$ 1,000.00	$ 1,078.30	$ 5.63
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.47
Class C	1.85%
Actual		$ 1,000.00	$ 1,074.60	$ 9.54
HypotheticalA		$ 1,000.00	$ 1,015.66	$ 9.27
Real Estate Income	.88%
Actual		$ 1,000.00	$ 1,079.80	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.49	$ 4.42
Institutional Class	.82%
Actual		$ 1,000.00	$ 1,080.30	$ 4.24
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.12

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Ventas, Inc.	1.9	2.0
Equity Lifestyle Properties, Inc.	1.8	1.5
MFA Financial, Inc.	1.7	1.6
Acadia Realty Trust (SBI)	1.5	1.6
Equity Lifestyle Properties, Inc. 8.034%	1.0	1.1
	7.9
Top 5 Bonds as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.992% 11/15/15	4.2	2.6
Annaly Capital Management, Inc. 5% 5/15/15	1.3	0.0
Forest City Enterprises, Inc. 7.625% 6/1/15	1.3	0.8
Standard Pacific Corp. 8.375% 5/15/18	1.2	1.4
iStar Financial, Inc. 5.875% 3/15/16	1.2	0.3
	9.2
Top Five REIT Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	11.9	6.4
REITs - Management/Investment	6.8	7.3
REITs - Shopping Centers	6.5	6.9
REITs - Health Care Facilities	6.0	6.6
REITs - Office Buildings	3.5	3.8
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Common Stocks 23.1%		Common Stocks 24.2%
	Preferred Stocks 13.3%		Preferred Stocks 11.2%
	Bonds 48.6%		Bonds 48.6%
	Convertible Securities 4.0%		Convertible Securities 3.4%
	Other Investments 4.9%		Other Investments 4.2%
	Short-Term Investments and Net Other Assets (Liabilities) 6.1%		Short-Term Investments and Net Other Assets (Liabilities) 8.4%
* Foreign investments	4.9%	** Foreign investments	6.0%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 23.1%
	Shares	Value
CONSUMER DISCRETIONARY - 1.2%
Household Durables - 1.2%
NVR, Inc. (a)	6,700	$ 5,185,666
Standard Pacific Corp. (a)(f)	3,120,100	17,690,967
Stanley Martin Communities LLC Class B (a)	4,620	4,116,420
Toll Brothers, Inc. (a)	183,100	5,341,027
		32,334,080
FINANCIALS - 20.6%
Capital Markets - 0.1%
HFF, Inc. (a)	243,214	3,176,375
Real Estate Investment Trusts - 20.1%
Acadia Realty Trust (SBI)	1,709,649	40,928,997
American Campus Communities, Inc.	76,000	3,622,160
American Residential Properties, Inc. (h)	453,000	9,060,000
American Tower Corp.	190,500	13,775,055
AmREIT, Inc. (g)	200,000	2,818,000
Annaly Capital Management, Inc.	329,150	5,737,085
Anworth Mortgage Asset Corp.	1,065,710	7,076,314
Apartment Investment & Management Co. Class A	414,700	11,375,221
Associated Estates Realty Corp.	309,400	4,619,342
Canadian (REIT)	107,800	4,529,782
CapLease, Inc.	2,465,600	11,218,480
CBL & Associates Properties, Inc.	1,065,273	21,017,836
Chartwell Seniors Housing (REIT)	509,700	5,102,845
Chartwell Seniors Housing (REIT) (h)	78,500	785,900
Chesapeake Lodging Trust	223,500	3,792,795
Chimera Investment Corp.	813,000	1,756,080
CommonWealth REIT	333,000	6,073,920
Cousins Properties, Inc.	190,400	1,445,136
Cys Investments, Inc. (f)	915,339	13,235,802
DCT Industrial Trust, Inc.	1,008,900	6,315,714
DiamondRock Hospitality Co.	531,400	5,027,044
Douglas Emmett, Inc.	260,200	6,117,302
Dynex Capital, Inc.	1,546,243	16,065,465
EastGroup Properties, Inc.	67,900	3,631,292
Education Realty Trust, Inc.	281,800	3,302,696
Equity Lifestyle Properties, Inc.	672,130	48,339,590
Excel Trust, Inc.	717,228	8,778,871
First Potomac Realty Trust	430,815	4,993,146
Glimcher Realty Trust	600,500	6,017,010
H&R REIT/H&R Finance Trust	256,500	6,394,276
Hatteras Financial Corp.	214,100	6,262,425
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	101,400	$ 3,434,418
Lexington Corporate Properties Trust	2,623,482	23,453,929
LTC Properties, Inc.	357,113	12,748,934
MFA Financial, Inc.	5,645,781	45,617,910
Mid-America Apartment Communities, Inc.	58,900	4,077,647
Monmouth Real Estate Investment Corp. Class A	249,773	2,782,471
National Health Investors, Inc.	70,306	3,774,729
National Retail Properties, Inc.	114,100	3,365,950
Newcastle Investment Corp.	2,920,700	21,759,215
Prologis, Inc.	654,887	21,172,497
Retail Properties America, Inc.	216,700	2,160,499
Select Income (REIT)	155,600	3,914,896
Senior Housing Properties Trust (SBI)	505,300	11,495,575
Stag Industrial, Inc.	572,831	8,283,136
Summit Hotel Properties, Inc.	511,088	4,242,030
Sunstone Hotel Investors, Inc. (a)	211,700	2,119,117
Terreno Realty Corp.	190,264	2,836,836
Two Harbors Investment Corp.	470,480	5,396,406
Ventas, Inc.	765,946	51,509,869
Washington (REIT) (SBI)	44,700	1,193,490
Western Asset Mortgage Capital Corp.	163,100	3,330,502
Weyerhaeuser Co.	272,429	6,361,217
Whitestone REIT Class B	379,067	5,174,265
		539,421,119
Real Estate Management & Development - 0.4%
Brookfield Asset Management, Inc. Class A	171,900	5,831,418
Kennedy-Wilson Holdings, Inc.	291,209	3,983,739
		9,815,157
TOTAL FINANCIALS		552,412,651
HEALTH CARE - 1.1%
Health Care Providers & Services - 1.1%
Brookdale Senior Living, Inc. (a)	828,300	13,633,818
Capital Senior Living Corp. (a)	852,950	9,587,158
Emeritus Corp. (a)	356,493	6,042,556
		29,263,532
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	101,900	$ 6,018,214
TOTAL COMMON STOCKS (Cost $502,122,859)		620,028,477
Preferred Stocks - 14.7%

Convertible Preferred Stocks - 1.4%
FINANCIALS - 1.4%
Real Estate Investment Trusts - 1.4%
Alexandria Real Estate Equities, Inc. Series D 7.00%	95,000	2,517,500
CommonWealth REIT 6.50%	396,216	9,449,752
Excel Trust, Inc. 7.00% (h)	248,200	5,924,038
Health Care REIT, Inc. Series I, 6.50%	46,800	2,652,975
Lexington Corporate Properties Trust Series C, 6.50%	350,566	16,578,266
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	2,052,000
		39,174,531
Nonconvertible Preferred Stocks - 13.3%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
M/I Homes, Inc. Series A, 9.75% (a)	36,700	633,075
FINANCIALS - 13.3%
Diversified Financial Services - 0.2%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	425,000
Red Lion Hotels Capital Trust 9.50%	163,225	4,245,482
		4,670,482
Real Estate Investment Trusts - 12.4%
American Capital Agency Corp. 8.00%	200,000	5,270,000
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	1,203
Series B, 9.25% (a)	124,100	124
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,616,669
Series C, 7.625%	77,837	2,000,411
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	8,112,306
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625% (a)	120,977	3,039,547
Ashford Hospitality Trust, Inc. Series E, 9.00%	85,751	2,288,694
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Brandywine Realty Trust Series D, 7.375%	34,596	$ 888,079
Campus Crest Communities, Inc. Series A, 8.00%	248,431	6,608,265
CapLease, Inc.:
Series A, 8.125%	132,510	3,336,602
Series B, 8.375%	320,000	8,323,200
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	147,962	3,762,674
7.375%	274,876	7,006,589
Cedar Shopping Centers, Inc. 8.875%	274,022	7,050,586
CenterPoint Properties Trust Series D, 5.377%	3,575	2,162,875
Chesapeake Lodging Trust Series A, 7.75% (a)	229,017	5,796,420
Colony Financial, Inc. Series A, 8.50%	282,171	7,195,361
CommonWealth REIT 7.50%	93,300	2,035,806
Corporate Office Properties Trust:
Series H, 7.50%	5,000	126,800
Series L, 7.375% (a)	80,000	2,034,400
Cousins Properties, Inc. Series A, 7.75%	205,970	5,180,146
CubeSmart Series A, 7.75%	40,000	1,064,800
Cys Investments, Inc. Series A, 7.75% (a)	117,824	2,945,600
DDR Corp.:
Series I, 7.50%	24,684	621,049
Series J, 6.50% (a)(i)	113,300	2,809,840
Digital Realty Trust, Inc.:
Series E, 7.00%	40,000	1,067,600
Series F, 6.625%	40,000	1,050,000
Duke Realty LP:
8.375%	128,517	3,388,993
Series L, 6.60%	10,666	271,770
Dynex Capital, Inc. Series A, 8.50% (a)	362,932	9,000,714
Equity Lifestyle Properties, Inc. 8.034%	1,075,325	27,420,788
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,072,800
Excel Trust, Inc. Series B, 8.125%	400,000	10,380,000
First Potomac Realty Trust 7.75%	395,296	10,250,025
Gladstone Commercial Corp. Series C, 7.125%	232,238	5,956,905
Glimcher Realty Trust:
Series F, 8.75%	18,745	475,917
Series G, 8.125%	221,111	5,576,419
Health Care REIT, Inc. Series J, 6.50%	20,000	538,800
Hersha Hospitality Trust Series B, 8.00%	162,538	4,214,610
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
HomeBanc Mortgage Corp. Series A (a)	104,685	$ 1
Hospitality Properties Trust:
Series C, 7.00%	58,500	1,486,485
Series D, 7.125%	40,800	1,098,744
Hudson Pacific Properties, Inc. 8.375%	303,800	8,047,662
Inland Real Estate Corp. Series A, 8.125%	423,500	10,939,005
Invesco Mortgage Capital, Inc. Series A,	113,342	2,833,550
Investors Real Estate Trust Series B, 7.95% (a)	126,572	3,164,300
Kilroy Realty Corp. Series G, 6.875%	40,000	1,052,000
Kimco Realty Corp. Series G, 7.75%	348,026	8,850,301
Kite Realty Group Trust 8.25%	96,100	2,525,508
LaSalle Hotel Properties:
Series G, 7.25%	114,485	2,918,223
Series H, 7.50%	126,308	3,356,004
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,622,000
Series B, 7.625% (a)	31,240	593,560
Lexington Realty Trust 7.55%	23,800	599,998
MFA Financial, Inc.:
8.00%	529,991	13,541,270
Series A, 8.50%	485,381	12,639,321
Monmouth Real Estate Investment Corp.:
7.625%	80,000	2,081,600
Series B, 7.875%	95,000	2,541,250
National Retail Properties, Inc. Series D, 6.625%	62,437	1,642,093
Newcastle Investment Corp. Series B, 9.75%	34,530	900,542
Parkway Properties, Inc. Series D, 8.00%	306,382	7,736,146
Pebblebrook Hotel Trust:
Series A, 7.875%	372,000	9,727,800
Series B, 8.00%	185,085	4,893,647
Prologis, Inc. Series Q, 8.54%	94,446	5,832,041
PS Business Parks, Inc.:
6.875%	50,000	1,349,500
Series P, 6.70%	36,000	912,240
Regency Centers Corp. Series 6, 6.625%	62,261	1,653,652
Saul Centers, Inc.:
8.00%	93,700	2,404,342
Series B (depositary shares) 9.00%	118,550	3,094,155
Stag Industrial, Inc. Series A, 9.00%	280,000	7,635,600
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Summit Hotel Properties, Inc. Series A, 9.25%	138,340	$ 3,733,797
Sunstone Hotel Investors, Inc.:
Series A, 8.00%	366,039	9,315,693
Series D, 8.00%	60,362	1,567,601
Terreno Realty Corp. Series A 7.75%	165,690	4,263,204
UMH Properties, Inc. Series A, 8.25%	330,000	8,738,400
Vornado Realty Trust 6.75%	20,000	511,000
Weingarten Realty Investors (SBI) Series F, 6.50%	56,230	1,420,370
Winthrop Realty Trust Series D, 9.25%	65,000	1,730,950
		333,896,942
Real Estate Management & Development - 0.7%
Forest City Enterprises, Inc. 7.375%	657,000	15,623,460
Vornado Realty LP 7.875%	54,682	1,540,939
		17,164,399
TOTAL FINANCIALS		355,731,823
TOTAL NONCONVERTIBLE PREFERRED STOCKS		356,364,898
TOTAL PREFERRED STOCKS (Cost $385,286,514)		395,539,429
Corporate Bonds - 25.8%
		Principal Amount (e)
Convertible Bonds - 2.6%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 4,510,000	3,963,163
FINANCIALS - 2.5%
Real Estate Investment Trusts - 2.1%
Annaly Capital Management, Inc.:
4% 2/15/15		1,000,000	1,268,750
5% 5/15/15		34,396,000	34,524,985
CapLease, Inc. 7.5% 10/1/27 (h)		5,180,000	5,186,475
Northstar Realty Finance LP 8.875% 6/15/32 (h)		11,500,000	11,873,750
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
ProLogis LP:
1.875% 11/15/37		$ 2,450,000	$ 2,443,875
2.625% 5/15/38		1,500,000	1,503,825
			56,801,660
Real Estate Management & Development - 0.4%
Corporate Office Properties LP 4.25% 4/15/30 (h)		9,460,000	9,318,100
Grubb & Ellis Co. 7.95% 5/1/15 (d)(h)		5,500,000	27,500
			9,345,600
TOTAL FINANCIALS			66,147,260
TOTAL CONVERTIBLE BONDS			70,110,423
Nonconvertible Bonds - 23.2%
CONSUMER DISCRETIONARY - 8.1%
Hotels, Restaurants & Leisure - 0.8%
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16		1,945,000	2,047,113
7.625% 1/15/16 (h)		1,560,000	1,634,100
FelCor Lodging LP 6.75% 6/1/19		5,875,000	6,212,813
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17		1,700,000	1,925,250
Times Square Hotel Trust 8.528% 8/1/26 (h)		9,054,703	10,370,959
			22,190,235
Household Durables - 6.7%
D.R. Horton, Inc. 4.75% 5/15/17		2,000,000	2,090,000
KB Home:
5.875% 1/15/15		7,000,000	7,070,000
6.25% 6/15/15		10,000,000	10,150,000
7.25% 6/15/18		7,420,000	7,494,200
8% 3/15/20		8,465,000	8,845,925
9.1% 9/15/17		17,595,000	19,090,575
Lennar Corp.:
5.5% 9/1/14		1,000,000	1,048,750
5.6% 5/31/15		6,000,000	6,390,000
6.5% 4/15/16		4,000,000	4,270,000
6.95% 6/1/18		14,280,000	15,636,600
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
M/I Homes, Inc. 8.625% 11/15/18		$ 26,055,000	$ 27,748,575
Meritage Homes Corp.:
7% 4/1/22 (h)		7,525,000	7,844,813
7.15% 4/15/20		7,060,000	7,413,000
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,632,750
8.4% 5/15/17		5,420,000	6,233,000
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,080,000
8.375% 5/15/18		28,983,000	32,205,910
10.75% 9/15/16		8,415,000	10,119,038
Toll Brothers Finance Corp. 5.875% 2/15/22		1,550,000	1,662,375
			181,025,511
Multiline Retail - 0.6%
JC Penney Corp., Inc.:
5.65% 6/1/20		4,720,000	3,958,900
5.75% 2/15/18		2,845,000	2,485,819
Sears Holdings Corp. 6.625% 10/15/18		9,820,000	8,813,450
			15,258,169
TOTAL CONSUMER DISCRETIONARY			218,473,915
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		1,044,738	1,196,225
C&S Group Enterprises LLC 8.375% 5/1/17 (h)		3,960,000	4,078,800
			5,275,025
FINANCIALS - 13.6%
Diversified Financial Services - 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16		10,820,000	11,374,525
8% 1/15/18		3,070,000	3,261,875
8% 1/15/18 (h)		2,170,000	2,300,200
			16,936,600
Real Estate Investment Trusts - 8.7%
Camden Property Trust 5% 6/15/15		1,100,000	1,190,189
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		$ 2,526,000	$ 2,808,867
6.25% 6/15/14		5,005,000	5,310,045
CubeSmart LP 4.8% 7/15/22		2,000,000	2,115,008
Developers Diversified Realty Corp.:
5.5% 5/1/15		4,000,000	4,278,824
7.5% 4/1/17		6,000,000	6,906,234
7.5% 7/15/18		8,756,000	10,192,536
7.875% 9/1/20		4,637,000	5,730,808
9.625% 3/15/16		3,836,000	4,662,236
Duke Realty LP 6.25% 5/15/13		750,000	775,430
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,715,376
6.25% 12/15/14		4,081,000	4,413,855
6.25% 1/15/17		3,000,000	3,338,346
Health Care Property Investors, Inc.:
6% 6/15/14		2,340,000	2,503,051
6% 3/1/15		1,000,000	1,076,953
7.072% 6/8/15		1,500,000	1,672,376
Health Care REIT, Inc.:
4.125% 4/1/19		2,000,000	2,080,408
6% 11/15/13		1,000,000	1,058,028
6.2% 6/1/16		750,000	848,000
Healthcare Realty Trust, Inc.:
5.125% 4/1/14		5,084,000	5,310,746
5.75% 1/15/21		2,000,000	2,170,262
6.5% 1/17/17		2,875,000	3,229,051
Highwoods/Forsyth LP 5.85% 3/15/17		2,800,000	3,041,198
HMB Capital Trust V 4.0679% 12/15/36 (d)(h)(j)		2,530,000	0
Hospitality Properties Trust:
5.625% 3/15/17		915,000	978,621
6.75% 2/15/13		1,765,000	1,768,756
7.875% 8/15/14		1,000,000	1,080,051
HRPT Properties Trust:
5.75% 11/1/15		4,826,000	5,089,369
6.25% 8/15/16		7,500,000	8,058,188
6.25% 6/15/17		1,055,000	1,147,254
6.65% 1/15/18		3,000,000	3,276,063
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
iStar Financial, Inc.:
5.85% 3/15/17		$ 3,587,000	$ 3,264,170
5.875% 3/15/16		34,260,000	31,861,800
5.95% 10/15/13		7,330,000	7,073,450
6.05% 4/15/15		4,725,000	4,488,750
6.5% 12/15/13		6,880,000	6,759,600
8.625% 6/1/13		6,155,000	6,216,550
9% 6/1/17 (h)		13,000,000	13,195,000
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,110,000	3,218,850
6.875% 5/1/21		2,000,000	2,130,000
Nationwide Health Properties, Inc. 6.25% 2/1/13		1,000,000	1,025,376
Omega Healthcare Investors, Inc.:
6.75% 10/15/22		2,115,000	2,326,500
7.5% 2/15/20		1,000,000	1,120,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,851,689
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,060,000
ProLogis LP:
6.625% 5/15/18		6,480,000	7,627,569
7.625% 7/1/17		4,690,000	5,544,879
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,325,200
Senior Housing Properties Trust:
4.3% 1/15/16		5,000,000	5,130,325
6.75% 4/15/20		11,000,000	12,150,182
6.75% 12/15/21		8,000,000	8,915,800
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		500,000	521,752
5.25% 1/15/15		1,000,000	1,073,339
5.25% 1/15/16		4,000,000	4,320,060
			233,026,970
Real Estate Management & Development - 4.2%
AMB Property LP 5.9% 8/15/13		400,000	415,579
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,083,924
Brandywine Operating Partnership LP:
5.4% 11/1/14		6,750,000	7,080,912
7.5% 5/15/15		1,000,000	1,122,373
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
CB Richard Ellis Services, Inc.:
6.625% 10/15/20		$ 1,205,000	$ 1,293,929
11.625% 6/15/17		1,500,000	1,695,000
Colonial Properties Trust:
6.15% 4/15/13		1,500,000	1,535,372
6.25% 6/15/14		3,094,000	3,279,779
6.875% 8/15/12		1,000,000	1,001,441
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,706,523
Forest City Enterprises, Inc.:
6.5% 2/1/17		17,120,000	16,478,000
7.625% 6/1/15		34,050,000	33,752,063
Host Hotels & Resorts LP:
5.25% 3/15/22 (h)		2,000,000	2,117,500
5.875% 6/15/19		2,725,000	2,997,500
9% 5/15/17		750,000	826,875
Kennedy-Wilson, Inc. 8.75% 4/1/19		8,785,000	9,312,100
Post Apartment Homes LP 6.3% 6/1/13		2,000,000	2,063,184
Realogy Corp.:
7.875% 2/15/19 (h)		7,085,000	7,138,138
9% 1/15/20 (h)		1,920,000	2,011,200
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,859,191
5.875% 6/15/17		400,000	458,700
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17		2,490,000	2,739,000
Ventas Realty LP 4% 4/30/19		2,262,000	2,411,407
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,158,667
			112,538,357
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 1.9% 4/20/20 (d)		4,349,567	2,218,279
TOTAL FINANCIALS			364,720,206
HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.4%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19		10,410,000	10,800,375
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.9%
Sabra Health Care LP/Sabra Capital Corp.:
8.125% 11/1/18		$ 20,545,000	$ 22,188,600
8.125% 11/1/18 (h)		1,960,000	2,111,900
			24,300,500
TOTAL HEALTH CARE			35,100,875
TOTAL NONCONVERTIBLE BONDS			623,570,021
TOTAL CORPORATE BONDS (Cost $657,449,686)			693,680,444
Asset-Backed Securities - 4.5%

Anthracite CDO I Ltd. Series 2002-CIBA Class B, 6.633% 5/24/37 (h)		1,384,000	1,384,830
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.6068% 3/23/19 (h)(j)		280,455	265,731
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.7468% 3/20/50 (h)(j)		2,250,000	157,500
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (h)		4,260,637	4,298,131
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.7076% 1/20/37 (h)(j)		1,157,230	1,032,110
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		1,167,274	1,015,528
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.7096% 4/7/52 (h)(j)		12,909,377	9,274,613
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	278,365
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (h)		1,570,000	1,536,088
Class B2, 1.8106% 12/28/35 (h)(j)		1,575,000	1,433,250
Class D, 9% 12/28/35 (h)		500,000	96,600
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A:
Class B1, 1.9606% 6/28/38 (h)(j)		1,230,000	1,174,650
Class D, 9% 6/28/38 (h)		1,012,573	708,801
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Crest Ltd. Series 2002-IGA Class B, 1.7971% 7/28/35 (h)(j)		$ 242,197	$ 242,197
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		9,500,000	8,913,014
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.8319% 11/28/39 (h)(j)		566,085	16,983
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,647,563
Series 1997-3 Class M1, 7.53% 3/15/28		7,455,394	4,911,043
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7462% 6/25/35 (j)(l)		1,259,000	32,633
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.7962% 8/26/30 (h)(j)		735,000	606,375
Class E, 2.2462% 8/26/30 (h)(j)		1,517,957	758,979
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST Class C, 7.4453% 12/5/27 (h)		3,000,000	3,529,521
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		1,174,019	481,734
Merit Securities Corp. Series 13 Class M1, 7.9015% 12/28/33 (j)		1,923,000	1,819,939
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (h)		899,989	719,991
Newcastle Investment Trust Series 2011-MH1 Class A, 2.45% 12/10/33 (h)		3,391,764	3,401,868
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A Class D, 5.194% 7/24/39 (h)		2,950,302	2,950,302
Prima Capital Ltd. Series 2006-CR1A Class A2, 5.533% 12/28/48 (h)		9,370,000	9,182,600
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3.1159% 2/5/36 (h)(j)		3,582,607	358
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.9676% 9/25/26 (h)(j)		2,000,000	1,000,000
Series 2006-1A:
Class A1A, 0.7276% 9/25/26 (h)(j)		19,445,048	17,500,543
Class A1B, 0.7976% 9/25/26 (h)(j)		22,506,000	18,792,510
Class A2A, 0.6876% 9/25/26 (h)(j)		6,083,741	5,901,229
Class A2B, 0.7776% 9/25/26 (h)(j)		1,550,000	1,367,875
Class B, 0.8276% 9/25/26 (h)(j)		890,000	725,350
Class C 0.9976% 9/25/26 (h)(j)		3,830,000	3,044,850
Class G, 1.8176% 9/25/26 (h)(j)		1,270,000	916,051
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.7869% 11/21/40 (h)(j)		$ 10,319,967	$ 8,565,573
Class F, 2.4169% 11/21/40 (h)(j)		250,000	42,500
TOTAL ASSET-BACKED SECURITIES (Cost $119,902,454)			119,727,778
Collateralized Mortgage Obligations - 0.7%

Private Sponsor - 0.7%
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.4288% 6/15/22 (h)(j)		1,898,329	1,783,161
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (h)		63,646	19,547
Series 2002-R2 Class 2B3, 3.7901% 7/25/33 (h)(j)		209,727	99,715
Series 2003-40 Class B3, 4.5% 10/25/18 (h)		102,159	65,408
Series 2003-R3:
Class B2, 5.5% 11/25/33 (h)		1,403,239	250,706
Class B3, 5.5% 11/25/33		154,512	8,302
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (h)(j)		118,254	5,405
FREMF Mortgage Trust:
Series 2010 K7 Class B, 5.6186% 4/25/20 (h)(j)		3,200,000	3,456,806
Series 2010-K6 Class B, 5.5326% 12/25/46 (h)(j)		4,500,000	4,833,446
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		7,120,000	7,166,529
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1958% 7/10/35 (h)(j)		323,594	272,693
Series 2005-A Class B6, 2.2458% 3/10/37 (h)(j)		1,469,617	109,193
Series 2005-B Class B6, 1.8458% 6/10/37 (h)(j)		855,663	31,488
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		44,135	37,954
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.7458% 12/10/35 (h)(j)		303,961	154,169
Series 2004-A Class B7, 4.4958% 2/10/36 (h)(j)		335,511	182,652
Series 2004-B Class B7, 4.2458% 2/10/36 (h)(j)		406,093	189,645
TOTAL PRIVATE SPONSOR			18,666,819
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (l)		162,862	86,330
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
U.S. Government Agency - continued
Fannie Mae REMIC Trust: - continued
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.2498% 2/25/42 (h)(j)		$ 101,055	$ 56,166
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (l)		237,912	77,294
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.3004% 6/25/43 (h)(j)		152,272	59,561
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.2829% 10/25/42 (h)(j)		66,047	34,253
TOTAL U.S. GOVERNMENT AGENCY			313,604
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,969,249)			18,980,423
Commercial Mortgage Securities - 20.2%

ACGS Series 2004-1 Class P, 7.4651% 8/1/19 (l)		4,936,312	4,789,765
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,268,936
Asset Securitization Corp. Series 1997-D4 Class B2, 7.525% 4/14/29		218,481	223,872
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2002-2 Class F, 5.487% 7/11/43		4,185,000	4,218,836
Series 2005-1 Class CJ, 5.3652% 11/10/42 (j)		3,580,000	3,750,161
Series 2005-6 Class AJ, 5.3661% 9/10/47 (j)		5,000,000	5,127,560
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.992% 11/15/15 (h)(j)		118,988,060	113,632,397
Banc of America Large Loan, Inc. floater Series 2005-MIB1:
Class J, 1.2988% 3/15/22 (h)(j)		6,360,000	5,819,826
Class K, 2.2488% 3/15/22 (h)(j)		4,190,000	2,556,181
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6187% 3/11/39 (j)		5,700,000	5,442,725
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7126% 4/12/38 (h)(j)		2,520,000	2,376,864
COMM pass-thru certificates:
floater Series 2006-FL12 Class AJ, 0.3788% 12/15/20 (h)(j)		8,000,000	7,261,968
sequential payer Series 2004-RS1 Class A, 5.648% 3/3/41 (h)		6,063,232	6,108,706
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Commercial Mortgage pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (j)		$ 5,000,000	$ 5,047,230
Series 2011-STRT Class C, 4.755% 12/10/24 (h)		2,000,000	2,004,116
Series 2012-CR1:
Class C, 5.547% 5/15/45		1,000,000	1,001,593
Class D, 5.547% 5/15/45 (h)		2,050,000	1,606,852
Commercial Mortgage Trust pass-thru certificates Series 2012-LC4:
Class C, 5.8248% 12/10/44 (j)		2,000,000	2,062,884
Class D, 5.8248% 12/10/44 (h)(j)		8,000,000	6,513,008
Communication Mortgage Trust Series 2011-THL:
Class E, 5.949% 6/9/28 (h)		3,690,000	3,757,014
Class F, 4.867% 6/9/28 (h)		11,090,000	10,125,991
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		2,442,446	2,582,346
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		3,000,000	3,231,606
CRESI Finance Ltd. Partnership floater Series 2006-A Class E, 1.8962% 3/25/17 (h)(j)		891,217	757,534
CRESIX Finance Ltd. Series 2006-AA:
Class F, 4.4462% 3/25/17 (h)(j)		3,860,000	3,203,800
Class G, 7.2462% 3/25/17 (h)(j)		3,272,000	2,617,600
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7284% 11/10/46 (h)(j)		12,490,000	11,152,234
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	1,015,564
DLJ Commercial Mortgage Corp.:
Series 1998-CG1 Class B4, 7.4461% 6/10/31 (h)(j)		2,500,000	2,564,625
Series 2000-CKP1 Class B3, 7.942% 11/10/33 (j)		2,970,000	2,960,624
Extended Stay America Trust Series 2010-ESHA Class D, 5.4983% 11/5/27 (h)		6,000,000	6,118,683
FHMLC Multi-class participation certificates guaranteed:
Series K013 Class X3, 2.8846% 1/25/43 (j)(k)		14,360,000	2,409,479
Series KAIV Class X2, 3.6146% 6/25/46 (j)(k)		7,430,000	1,630,649
Freddie Mac:
Series K011 Class X3, 2.6619% 12/25/43 (j)(k)		12,206,096	1,868,936
Series K012 Class X3, 2.3657% 1/25/41 (j)(k)		21,072,886	2,881,528
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (h)		10,985,212	10,710,582
GE Capital Commercial Mortgage Corp. Series 2002-1A Class H, 7.3556% 12/10/35 (h)(j)		991,000	990,863
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (j)		786,432	793,615
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GMAC Commercial Mortgage Securities, Inc.: - continued
Series 1997-C2:
Class G, 6.75% 4/15/29 (j)		$ 1,250,000	$ 1,330,310
Series 1999-C3 Class J, 6.974% 8/15/36		1,500,000	1,484,156
Series 2000-C1 Class K, 7% 3/15/33		224,908	168,944
Series 2002-C3 Class D, 5.27% 7/10/39		3,000,000	3,025,728
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (h)		2,000,000	2,024,370
Series 2002-C1 Class H, 5.903% 1/11/35 (h)		880,000	880,664
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 5.4585% 3/6/20 (h)(j)		1,400,000	1,401,249
Series 2010-C1:
Class D, 6.1357% 8/10/43 (h)(j)		4,000,000	3,868,272
Class E, 4% 8/10/43 (h)		3,770,000	2,798,392
Series 2012-GCJ7:
Class C, 5.721% 5/10/45 (j)		4,000,000	4,023,707
Class D, 5.721% 5/10/45 (h)		2,000,000	1,615,022
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (h)		9,185,000	9,152,853
GS Mortgage Securities Trust:
Series 2011-GC5 Class C, 5.4749% 8/10/44 (h)(j)		9,000,000	9,145,854
Series 2012-GC6 Class C, 5.8273% 1/10/45 (h)(j)		3,600,000	3,690,897
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (h)(j)		2,036,910	2,506
Class X, 0.627% 10/15/32 (h)(j)(k)		4,808,491	20,025
Series 2002-C1 Class E, 6.135% 7/12/37 (h)		3,000,000	2,998,143
Series 2009-IWST Class D, 7.6935% 12/5/27 (h)(j)		8,550,000	9,453,419
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,525,053
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(j)		4,500,000	4,741,803
Class XB, 0.9305% 8/5/32 (h)(k)		32,655,000	1,690,837
Series 2012-CBX Class C, 5.1909% 6/16/45 (j)		4,530,000	4,521,666
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2005-LDP5 Class AJ, 5.4825% 12/15/44 (j)		3,470,000	3,475,804
Series 2011-C5 Class C, 5.4913% 8/15/46 (h)(j)		6,525,375	6,534,824
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8:
Class G, 6% 7/15/31 (h)		938,900	956,183
Class H, 6% 7/15/31 (h)		1,341,102	471,049
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (h)		$ 2,693,075	$ 2,799,279
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	2,077,442
Series 2005-C3 Class AJ, 4.843% 7/15/40		6,620,000	6,774,061
Series 2005-C7 Class AJ, 5.323% 11/15/40		8,000,000	8,211,360
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,082,862
Series 2004-C7 Class E, 4.918% 10/15/36		5,120,000	5,104,778
Series 2005-C1 Class E, 4.924% 2/15/40		4,000,000	3,628,624
Series 2006-C4:
Class AJ, 6.0867% 6/15/38 (j)		7,005,000	6,094,119
Class AM, 6.0867% 6/15/38 (j)		6,700,000	7,138,709
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2007-LLFA Class E, 1.1488% 6/15/22 (h)(j)		6,230,000	5,270,892
Lstar Commercial Mortgage Trust:
Series 2011-1 Class D, 5.6245% 6/25/43 (h)(j)		4,699,000	4,389,388
Series 2011-1 Class B, 5.6245% 6/25/43 (h)(j)		6,165,000	6,309,878
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	528,500
Class G, 4.384% 7/12/37	CAD	355,000	257,651
Class H, 4.384% 7/12/37	CAD	236,000	167,031
Class J, 4.384% 7/12/37	CAD	355,000	245,052
Class K, 4.384% 7/12/37	CAD	355,000	239,038
Class L, 4.384% 7/12/37	CAD	236,000	155,032
Class M, 4.384% 7/12/37	CAD	995,000	552,140
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (h)		715,093	393,301
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8478% 5/12/39 (j)		1,200,000	1,312,804
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (h)		4,105,302	3,551,086
Series 2004-C2 Class A, 5.318% 10/15/40 (h)		9,995,195	7,596,348
Series 2004-C1:
Class D, 6.988% 1/15/37 (h)		750,000	75
Class E, 7.983% 1/15/37 (h)		1,313,162	131
Class IO, 8.9913% 1/15/37 (h)(j)(k)		4,287,713	321,578
Morgan Stanley Capital I Trust:
sequential payer:
Series 2012-C4 Class E, 5.71% 3/15/45 (h)		4,630,000	3,912,350
Series 2004-RR2 Class A2, 5.45% 10/28/33 (h)		948,263	950,634
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Morgan Stanley Capital I Trust: - continued
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41		$ 8,200,000	$ 8,844,946
Series 1997-RR Class F, 7.35% 4/30/39 (h)(j)		1,363,287	1,254,224
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,613,134	1,837,540
Series 2005-HQ5 Class B, 5.272% 1/14/42		2,000,000	1,991,842
Series 2005-HQ6 Class AJ, 5.073% 8/13/42 (j)		2,500,000	2,539,248
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	7,971,398
Series 2011-C1 Class C, 5.4216% 9/15/47 (h)(j)		3,000,000	3,163,867
Series 2011-C2:
Class D, 5.4951% 6/15/44 (h)(j)		4,610,000	4,325,240
Class E, 5.4951% 6/15/44 (h)(j)		9,600,000	7,959,360
Class F, 5.4951% 6/15/44 (h)(j)		4,440,000	3,507,600
Class XB, 0.5396% 6/15/44 (h)(j)(k)		63,708,222	2,019,551
Series 2011-C3 Class D, 5.357% 7/15/49 (h)		7,400,000	6,811,892
NationsLink Funding Corp. Series 1999-SL Class X, 11/10/30 (j)(k)		1,077,337	1,045,017
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		3,641,887	4,299,248
RBSCF Trust Series 2010-MB1 Class D, 4.8317% 4/15/24 (h)(j)		8,320,000	8,517,999
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-MMA:
Class E3, 6.5% 2/18/34 (h)(j)		3,000,000	3,084,213
Class E5, 6.5% 2/18/34 (h)(j)		3,000,000	3,004,545
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.6201% 8/15/39 (j)		2,080,000	2,238,350
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	10,988,996
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.8238% 7/15/24 (h)(j)		1,200,000	817,702
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0708% 1/10/45 (h)(j)		3,000,000	3,460,626
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,801,610
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	1,979,378
Series 2004-C11:
Class D, 5.5668% 1/15/41 (j)		5,177,000	4,801,010
Class E, 5.6168% 1/15/41 (j)		3,785,000	3,261,595
Series 2004-C12 Class D, 5.4942% 7/15/41 (j)		2,750,000	2,767,531
Series 2004-C14 Class B, 5.17% 8/15/41		3,180,000	3,354,261
WF-RBS Commercial Mortgage Trust Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		4,900,000	5,092,149
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
WF-RBS Commercial Mortgage Trust Series 2011-C3: - continued
Class D, 5.7221% 3/15/44 (h)(j)		$ 1,000,000	$ 863,933
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (h)		4,000,000	4,140,892
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $522,862,342)			540,998,389
Floating Rate Loans - 4.9%

CONSUMER DISCRETIONARY - 1.7%
Hotels, Restaurants & Leisure - 1.6%
Extended Stay America, Inc. term loan 9.75% 11/1/15		9,000,000	9,090,000
Hilton Hotels Corp.:
term loan 3.999% 11/12/15 (j)		15,000,000	13,462,500
Tranche B, term loan 11/12/15 (j)		12,000,000	11,160,000
Tranche E term loan 11/12/15 (j)		10,000,000	9,100,000
			42,812,500
Media - 0.1%
PRIMEDIA, Inc. Tranche B, term loan 7.5% 1/13/18 (j)		2,821,500	2,553,458
Specialty Retail - 0.0%
The Pep Boys - Manny, Moe & Jack term loan 2.47% 10/27/13 (j)		1,967,498	1,960,120
TOTAL CONSUMER DISCRETIONARY			47,326,078
FINANCIALS - 1.7%
Diversified Financial Services - 0.2%
Pilot Travel Centers LLC Tranche B, term loan 4.25% 3/30/18 (j)		3,885,475	3,871,098
Real Estate Investment Trusts - 0.0%
iStar Financial, Inc. Tranche A 1LN, term loan 5% 6/28/13 (j)		830,748	829,710
Real Estate Management & Development - 1.4%
CB Richard Ellis Group, Inc. Tranche B, term loan 3.4968% 11/9/16 (j)		2,984,810	2,973,617
CB Richard Ellis Services, Inc. Tranche D, term loan 3.7488% 9/4/19 (j)		4,736,081	4,696,629
CityCenter term loan 8.75% 7/1/13 (j)		4,169,750	4,138,477
EOP Operating LP term loan 1.9958% 2/5/13 (j)		5,000,000	4,775,000
Equity Inns Reality LLC:
Tranche A, term loan 9.5% 11/2/12 (j)		2,184,917	1,635,653
Floating Rate Loans - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Equity Inns Reality LLC: - continued
Tranche B 2LN, term loan 6.55% 11/2/12 (j)		$ 5,000,000	$ 4,475,000
Realogy Corp.:
Credit-Linked Deposit 3.2458% 10/10/13 (j)		518,858	485,132
Credit-Linked Deposit 4.4958% 10/10/16 (j)		926,858	875,881
term loan 4.4988% 10/10/16 (j)		10,840,642	10,244,406
Tranche 2LN, term loan 13.5% 10/15/17		3,500,000	3,570,000
			37,869,795
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. Tranche B, term loan 7% 9/1/16 (j)		2,307,756	2,307,756
TOTAL FINANCIALS			44,878,359
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Community Health Systems, Inc. term loan 3.9667% 1/25/17 (j)		2,903,247	2,883,447
Health Management Associates, Inc. Tranche B, term loan 4.5% 11/18/18 (j)		1,990,000	1,990,000
Skilled Healthcare Group, Inc. term loan 6.75% 4/9/16 (j)		10,379,665	10,379,665
			15,253,112
INDUSTRIALS - 0.4%
Construction & Engineering - 0.4%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (j)		11,877,133	11,431,741
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
Crown Castle Operating Co. Tranche B, term loan 4% 1/31/19 (j)		8,983,803	8,973,022
TowerCo Finance LLC Tranche B, term loan 4.5% 2/2/17 (j)		3,632,412	3,636,953
			12,609,975
TOTAL FLOATING RATE LOANS (Cost $132,655,576)			131,499,265
Preferred Securities - 0.0%
	Principal Amount (e)	Value
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)	$ 500,000	$ 15,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)	1,220,000	122,000
Ipswich Street CDO Series 2006-1, 6/27/46 (d)(h)	1,350,000	0
		137,000
TOTAL PREFERRED SECURITIES (Cost $2,594,645)		137,000
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	187,739,774	187,739,774
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	27,376,007	27,376,007
TOTAL MONEY MARKET FUNDS (Cost $215,115,781)		215,115,781
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $2,558,959,106)		2,735,706,986
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(49,848,102)
NET ASSETS - 100%		$ 2,685,858,884
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $607,946,631 or 22.6% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,986,022 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4651% 8/1/19	2/17/11	$ 4,780,148
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 141,130
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 179,289
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7462% 6/25/35	6/3/05	$ 1,110,697
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 227,690
Fidelity Securities Lending Cash Central Fund	73,576
Total	$ 301,266
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AmREIT, Inc.	$ -	$ 2,800,000	$ -	$ -	$ 2,818,000
Total	$ -	$ 2,800,000	$ -	$ -	$ 2,818,000
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 32,967,155	$ 28,850,735	$ -	$ 4,116,420
Financials	947,319,005	889,631,220	46,463,582	11,224,203
Health Care	29,263,532	29,263,532	-	-
Telecommunication Services	6,018,214	6,018,214	-	-
Corporate Bonds	693,680,444	-	691,462,165	2,218,279
Asset-Backed Securities	119,727,778	-	83,414,055	36,313,723
Collateralized Mortgage Obligations	18,980,423	-	17,239,942	1,740,481
Commercial Mortgage Securities	540,998,389	-	487,014,384	53,984,005
Floating Rate Loans	131,499,265	-	113,495,788	18,003,477
Preferred Securities	137,000	-	-	137,000
Money Market Funds	215,115,781	215,115,781	-	-
Total Investments in Securities:	$ 2,735,706,986	$ 1,168,879,482	$ 1,439,089,916	$ 127,737,588
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Asset-Backed Securities
Beginning Balance	$ 79,390,084
Total Realized Gain (Loss)	1,318,781
Total Unrealized Gain (Loss)	4,471,824
Cost of Purchases	183,524
Proceeds of Sales	(21,893,868)
Amortization/Accretion	1,481,337
Transfers in to Level 3	3,448,211
Transfers out of Level 3	(32,086,170)
Ending Balance	$ 36,313,723
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ 4,749,808
Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$ 31,940,633
Total Realized Gain (Loss)	292,397
Total Unrealized Gain (Loss)	1,669,669
Cost of Purchases	18,454,173
Proceeds of Sales	(14,263,172)
Amortization/Accretion	297,301
Transfers in to Level 3	15,593,004
Transfers out of Level 3	-
Ending Balance	$ 53,984,005
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ 1,426,676
Other Investments in Securities
Beginning Balance	$ 28,158,749
Total Realized Gain (Loss)	(1,117,739)
Total Unrealized Gain (Loss)	2,178,452
Cost of Purchases	18,084,567
Proceeds of Sales	(8,701,192)
Amortization/Accretion	(23,513)
Transfers in to Level 3	1,620,536
Transfers out of Level 3	(2,760,000)
Ending Balance	$ 37,439,860
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ (1,543,927)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in to Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.4%
AAA,AA,A	8.1%
BBB	12.7%
BB	5.1%
B	13.1%
CCC,CC,C	5.4%
D	0.3%
Not Rated	11.0%
Equities	37.8%
Short-Term Investments and Net Other Assets	6.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $24,897,474) - See accompanying schedule: Unaffiliated issuers (cost $2,341,043,325)	$ 2,517,773,205
Fidelity Central Funds (cost $215,115,781)	215,115,781
Other affiliated issuers (cost $2,800,000)	2,818,000
Total Investments (cost $2,558,959,106)		$ 2,735,706,986
Foreign currency held at value (cost $21,986)		21,986
Receivable for investments sold		3,946,789
Receivable for fund shares sold		15,938,587
Dividends receivable		1,674,674
Interest receivable		14,981,277
Distributions receivable from Fidelity Central Funds		33,415
Other receivables		6,563
Total assets		2,772,310,277

Liabilities
Payable to custodian bank	$ 9,145
Payable for investments purchased Regular delivery	51,958,020
Delayed delivery	2,832,500
Payable for fund shares redeemed	2,288,350
Accrued management fee	1,214,069
Distribution and service plan fees payable	73,831
Other affiliated payables	618,059
Other payables and accrued expenses	81,412
Collateral on securities loaned, at value	27,376,007
Total liabilities		86,451,393

Net Assets		$ 2,685,858,884
Net Assets consist of:
Paid in capital		$ 2,450,354,786
Undistributed net investment income		27,923,018
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		30,806,996
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		176,774,084
Net Assets		$ 2,685,858,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($137,351,550 ÷ 12,199,652 shares)	$ 11.26

Maximum offering price per share (100/96.00 of $11.26)	$ 11.73
Class T: Net Asset Value and redemption price per share ($26,142,720 ÷ 2,321,952 shares)	$ 11.26

Maximum offering price per share (100/96.00 of $11.26)	$ 11.73
Class C: Net Asset Value and offering price per share ($52,780,495 ÷ 4,712,640 shares)A	$ 11.20

Real Estate Income: Net Asset Value, offering price and redemption price per share ($2,252,148,798 ÷ 199,406,118 shares)	$ 11.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($217,435,321 ÷ 19,282,368 shares)	$ 11.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 39,342,877
Interest		85,494,070
Income from Fidelity Central Funds		301,266
Total income		125,138,213

Expenses
Management fee	$ 11,636,191
Transfer agent fees	5,685,427
Distribution and service plan fees	559,397
Accounting and security lending fees	810,483
Custodian fees and expenses	32,894
Independent trustees' compensation	13,278
Registration fees	180,034
Audit	157,626
Legal	5,742
Miscellaneous	18,376
Total expenses before reductions	19,099,448
Expense reductions	(42,648)	19,056,800
Net investment income (loss)		106,081,413
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,636,084
Foreign currency transactions	(14,625)
Total net realized gain (loss)		46,621,459
Change in net unrealized appreciation (depreciation) on: Investment securities	99,189,660
Assets and liabilities in foreign currencies	1,230
Total change in net unrealized appreciation (depreciation)		99,190,890
Net gain (loss)		145,812,349
Net increase (decrease) in net assets resulting from operations		$ 251,893,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 106,081,413	$ 75,045,871
Net realized gain (loss)	46,621,459	26,474,317
Change in net unrealized appreciation (depreciation)	99,190,890	63,154,318
Net increase (decrease) in net assets resulting from operations	251,893,762	164,674,506
Distributions to shareholders from net investment income	(98,117,663)	(66,688,371)
Distributions to shareholders from net realized gain	(16,498,521)	-
Total distributions	(114,616,184)	(66,688,371)
Share transactions - net increase (decrease)	755,485,569	655,640,999
Redemption fees	286,688	331,332
Total increase (decrease) in net assets	893,049,835	753,958,466

Net Assets
Beginning of period	1,792,809,049	1,038,850,583
End of period (including undistributed net investment income of $27,923,018 and undistributed net investment income of $20,642,579, respectively)	$ 2,685,858,884	$ 1,792,809,049

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.52	.53	.18
Net realized and unrealized gain (loss)	.61	.76	(.04)
Total from investment operations	1.13	1.29	.14
Distributions from net investment income	(.51)	(.50)	(.15)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.60) K	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 11.26	$ 10.73	$ 9.94
Total Return B,C,D	11.24%	13.27%	1.46%
Ratios to Average Net Assets F,I
Expenses before reductions	1.12%	1.13%	1.09% A
Expenses net of fee waivers, if any	1.12%	1.13%	1.09% A
Expenses net of all reductions	1.11%	1.12%	1.09% A
Net investment income (loss)	4.89%	5.00%	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,352	$ 60,283	$ 3,830
Portfolio turnover rate G	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.52	.52	.17
Net realized and unrealized gain (loss)	.62	.76	(.03)
Total from investment operations	1.14	1.28	.14
Distributions from net investment income	(.50)	(.50)	(.15)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.60)	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 11.26	$ 10.72	$ 9.94
Total Return B,C,D	11.33%	13.11%	1.45%
Ratios to Average Net Assets F,I
Expenses before reductions	1.11%	1.16%	1.17% A
Expenses net of fee waivers, if any	1.11%	1.16%	1.17% A
Expenses net of all reductions	1.11%	1.16%	1.17% A
Net investment income (loss)	4.90%	4.96%	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,143	$ 7,626	$ 862
Portfolio turnover rate G	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.67	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.44	.45	.15
Net realized and unrealized gain (loss)	.62	.74	(.03)
Total from investment operations	1.06	1.19	.12
Distributions from net investment income	(.43)	(.45)	(.14)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.53)	(.45)	(.14)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 11.20	$ 10.67	$ 9.93
Total Return B,C,D	10.49%	12.25%	1.29%
Ratios to Average Net Assets F,I
Expenses before reductions	1.87%	1.89%	1.86% A
Expenses net of fee waivers, if any	1.87%	1.89%	1.86% A
Expenses net of all reductions	1.87%	1.89%	1.86% A
Net investment income (loss)	4.14%	4.23%	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,780	$ 21,555	$ 836
Portfolio turnover rate G	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.75	$ 9.95	$ 8.21	$ 9.43	$ 11.22
Income from Investment Operations
Net investment income (loss) B	.54	.55	.53	.54	.59
Net realized and unrealized gain (loss)	.62	.76	1.73	(1.27)	(1.48)
Total from investment operations	1.16	1.31	2.26	(.73)	(.89)
Distributions from net investment income	(.52)	(.51)	(.52)	(.50)	(.66)
Distributions from net realized gain	(.10)	-	-	-	(.24)
Total distributions	(.62)	(.51)	(.52)	(.50)	(.90)
Redemption fees added to paid in capital B	- F	- F	- F	.01	- F
Net asset value, end of period	$ 11.29	$ 10.75	$ 9.95	$ 8.21	$ 9.43
Total Return A	11.50%	13.41%	28.29%	(6.92)%	(8.43)%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.92%	.97%	1.00%	.94%
Expenses net of fee waivers, if any	.89%	.92%	.96%	1.00%	.94%
Expenses net of all reductions	.89%	.92%	.96%	1.00%	.94%
Net investment income (loss)	5.12%	5.21%	5.60%	7.15%	5.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,252,149	$ 1,660,063	$ 1,030,393	$ 463,269	$ 393,147
Portfolio turnover rate D	27%	25%	28%	47%	32%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.55	.55	.19
Net realized and unrealized gain (loss)	.62	.76	(.04)
Total from investment operations	1.17	1.31	.15
Distributions from net investment income	(.53)	(.52)	(.15)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.63)	(.52)	(.15)
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 11.28	$ 10.74	$ 9.95
Total Return B,C	11.62%	13.44%	1.58%
Ratios to Average Net Assets E,H
Expenses before reductions	.84%	.89%	.85% A
Expenses net of fee waivers, if any	.84%	.89%	.85% A
Expenses net of all reductions	.84%	.89%	.85% A
Net investment income (loss)	5.17%	5.24%	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 217,435	$ 43,282	$ 2,930
Portfolio turnover rate F	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 within the fair value hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/12	Valuation Technique(s)	Unobservable Input	Range	Weighted Average
Asset-Backed Securities	$ 3,770,142	Discounted cash flow	Internal rate of return	20%	20%
		Discounted cash flow	Yield	8.5% - 15.8%	10.87%
		Market comparable	Spread	4.75%	4.75%
Collateralized Mortgage Obligations	$ 800,642	Discounted cash flow	Yield	14% - 42%	21%
Commercial MortgageSecurities	$ 9,977,496	Discounted cash flow	Yield	60%	60%
		Market comparable	Quoted price	$55	$55
		Market comparable	Spread	11.54% - 36.05%	27%
Common/ Preferred Stocks	$ 4,117,748	Market comparable	Transaction price	$.001 - $.01	$0.01
		Expected distribution	Recovery rate	0%	0%
		Adjusted book value	Book value multiple	1.0	1.0
Corporate Bonds	$ 2,218,279	Discounted cash flow	Constant prepayment rate	35%	35%
		Expected distribution	Recovery rate	0%	0%
Floating Rate Loans	$ 13,228,477	Discounted cash flow	Yield	9.6% - 9.75%	9.65%
Preferred Securities	-	Expected distribution	Recovery rate	0%	0%

For the unobservable inputs listed in the table above, a significant increase in yields, spreads, internal rates of return or constant prepayment rates could result in a significant decrease to the fair value measurement. A significant increase in estimated recovery rates, quoted prices, transactions prices or book value multiples would result in a significant increase to the fair value measurement.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to equity-debt classifications, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 229,881,115
Gross unrealized depreciation	(57,864,464)
Net unrealized appreciation (depreciation) on securities and other investments	$ 172,016,651

Tax Cost	$ 2,563,690,335

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 37,796,939
Undistributed long-term capital gain	$ 25,839,411
Net unrealized appreciation (depreciation)	$ 172,042,855

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 98,117,663	$ 66,688,371
Long-term Capital Gains	16,498,521	-
Total	$ 114,616,184	$ 66,688,371

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,228,544,087 and $513,304,249, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 218,203	$ 8,211
Class T	-%	.25%	36,778	-
Class C	.75%	.25%	304,416	166,771
			$ 559,397	$ 174,982

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 42,872
Class T	8,681
Class C*	7,056
$ 58,609

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 216,059.25
Class T	35,949.24
Class C	75,984.25
Real Estate Income	5,073,026.28
Institutional Class	284,409.22
	$ 5,685,427

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,704 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,657 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $73,576. During the period, there were no securities loaned to FCM.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Real Estate Income's operating expenses. During the period, this reimbursement reduced Real Estate Income's expenses by $31,380.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,839 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $429.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 3,854,404	$ 1,154,662
Class T	609,057	160,366
Class C	1,139,599	358,357
Real Estate Income	86,666,891	64,149,915
Institutional Class	5,847,712	865,071
Total	$ 98,117,663	$ 66,688,371
From net realized gain
Class A	$ 603,452	$ -
Class T	83,752	-
Class C	208,802	-
Real Estate Income	14,865,902	-
Institutional Class	736,613	-
Total	$ 16,498,521	$ -

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	8,276,874	5,544,292	$ 88,010,262	$ 58,675,375
Reinvestment of distributions	333,613	75,836	3,436,744	799,911
Shares redeemed	(2,031,559)	(384,554)	(21,254,183)	(4,105,728)
Net increase (decrease)	6,578,928	5,235,574	$ 70,192,823	$ 55,369,558
Class T
Shares sold	1,725,200	662,414	$ 18,422,015	$ 7,018,853
Reinvestment of distributions	49,495	12,671	511,986	132,964
Shares redeemed	(163,799)	(50,669)	(1,727,688)	(536,547)
Net increase (decrease)	1,610,896	624,416	$ 17,206,313	$ 6,615,270
Class C
Shares sold	3,117,808	2,030,776	$ 33,302,251	$ 21,411,850
Reinvestment of distributions	110,126	29,432	1,128,377	309,638
Shares redeemed	(534,569)	(125,083)	(5,534,157)	(1,328,625)
Net increase (decrease)	2,693,365	1,935,125	$ 28,896,471	$ 20,392,863
Real Estate Income
Shares sold	90,720,847	89,725,340	$ 959,813,942	$ 943,333,748
Reinvestment of distributions	8,913,831	5,601,468	91,762,119	58,273,356
Shares redeemed	(54,623,988)	(44,449,757)	(572,115,634)	(467,916,333)
Net increase (decrease)	45,010,690	50,877,051	$ 479,460,427	$ 533,690,771
Institutional Class
Shares sold	16,926,727	4,361,479	$ 177,564,635	$ 46,245,871
Reinvestment of distributions	472,572	55,523	4,899,349	583,903
Shares redeemed	(2,146,783)	(681,623)	(22,734,449)	(7,257,237)
Net increase (decrease)	15,252,516	3,735,379	$ 159,729,535	$ 39,572,537

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 19, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Income Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/10/12	09/07/12	$0.152	$0.143

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2012, $34,246,008, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the fourth quartile for the one-year period and the first quartile for three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

REII-UANN-0912
1.907540.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate Income
Fund - Class A, Class T, and Class C

Annual Report

July 31, 2012

(Fidelity Cover Art)

Class A , Class T, and
Class C are classes of Fidelity® Real Estate Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge) B	6.79%	5.73%	7.29%
Class T (incl. 4.00% sales charge) C	6.88%	5.72%	7.28%
Class C (incl. contingent deferred sales charge)D	9.49%	6.23%	7.55%

A From February 4, 2003.

B The initial offering of Class A shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

C The initial offering of Class T shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

D The initial offering of Class C shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Class A on February 4, 2003, when the fund started, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on April 14, 2010. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Market conditions shifted between intervals of "risk on" and "risk off" during the 12-month period ending July 31, 2012. During the risk-off times - including several extended stretches in the second half of 2011 as well as May 2012 - macro concerns about the eurozone debt crisis and slowing U.S. economic growth took center stage. For most of the first seven months of 2012, however, risk-on returned to the market, causing credit spreads across most asset classes to rally. For real estate, the story was a combination of lower interest rates and good property supply-and-demand fundamentals. Lower interest rates made income-generating real estate securities look more attractive, while good business fundamentals created rising earnings for property owners. In all, common stocks of real estate investment trusts (REITs), as measured by the FTSE® NAREIT® All REITs Index, gained 14.79%, while real estate bonds, reflected in The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 8.39%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, returned 11.28%, while the broad U.S. equity market, as measured by the S&P 500® Index, returned 9.13%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity Advisor® Real Estate Income Fund: For the year, the fund's Class A, Class T and Class C shares returned 11.24%, 11.33% and 10.49%, respectively (excluding sales charges). In comparison, the Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI® REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively - rose 11.14%. In a favorable environment for real estate securities, all of the fund's asset classes enjoyed positive performance, led by REIT common stocks. Meanwhile, the fund's preferred real estate stocks modestly outpaced the average preferred stock in the MSCI index. Looking at the fund's fixed-income holdings, investments in high-yield real estate bonds and commercial mortgage-backed securities (CMBS) beat the BofA Merrill Lynch index by nearly three percentage points. One area of slight underperformance came from the portfolio's investment-grade real estate bond holdings, which, because of my decision to limit interest rate risk, returned somewhat less than the BofA Merrill Lynch index. In addition, holding a roughly 8% cash position limited the fund's upside in a generally rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.11%
Actual		$ 1,000.00	$ 1,079.20	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.57
Class T	1.09%
Actual		$ 1,000.00	$ 1,078.30	$ 5.63
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.47
Class C	1.85%
Actual		$ 1,000.00	$ 1,074.60	$ 9.54
HypotheticalA		$ 1,000.00	$ 1,015.66	$ 9.27
Real Estate Income	.88%
Actual		$ 1,000.00	$ 1,079.80	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.49	$ 4.42
Institutional Class	.82%
Actual		$ 1,000.00	$ 1,080.30	$ 4.24
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.12

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Ventas, Inc.	1.9	2.0
Equity Lifestyle Properties, Inc.	1.8	1.5
MFA Financial, Inc.	1.7	1.6
Acadia Realty Trust (SBI)	1.5	1.6
Equity Lifestyle Properties, Inc. 8.034%	1.0	1.1
	7.9
Top 5 Bonds as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.992% 11/15/15	4.2	2.6
Annaly Capital Management, Inc. 5% 5/15/15	1.3	0.0
Forest City Enterprises, Inc. 7.625% 6/1/15	1.3	0.8
Standard Pacific Corp. 8.375% 5/15/18	1.2	1.4
iStar Financial, Inc. 5.875% 3/15/16	1.2	0.3
	9.2
Top Five REIT Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	11.9	6.4
REITs - Management/Investment	6.8	7.3
REITs - Shopping Centers	6.5	6.9
REITs - Health Care Facilities	6.0	6.6
REITs - Office Buildings	3.5	3.8
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Common Stocks 23.1%		Common Stocks 24.2%
	Preferred Stocks 13.3%		Preferred Stocks 11.2%
	Bonds 48.6%		Bonds 48.6%
	Convertible Securities 4.0%		Convertible Securities 3.4%
	Other Investments 4.9%		Other Investments 4.2%
	Short-Term Investments and Net Other Assets (Liabilities) 6.1%		Short-Term Investments and Net Other Assets (Liabilities) 8.4%
* Foreign investments	4.9%	** Foreign investments	6.0%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 23.1%
	Shares	Value
CONSUMER DISCRETIONARY - 1.2%
Household Durables - 1.2%
NVR, Inc. (a)	6,700	$ 5,185,666
Standard Pacific Corp. (a)(f)	3,120,100	17,690,967
Stanley Martin Communities LLC Class B (a)	4,620	4,116,420
Toll Brothers, Inc. (a)	183,100	5,341,027
		32,334,080
FINANCIALS - 20.6%
Capital Markets - 0.1%
HFF, Inc. (a)	243,214	3,176,375
Real Estate Investment Trusts - 20.1%
Acadia Realty Trust (SBI)	1,709,649	40,928,997
American Campus Communities, Inc.	76,000	3,622,160
American Residential Properties, Inc. (h)	453,000	9,060,000
American Tower Corp.	190,500	13,775,055
AmREIT, Inc. (g)	200,000	2,818,000
Annaly Capital Management, Inc.	329,150	5,737,085
Anworth Mortgage Asset Corp.	1,065,710	7,076,314
Apartment Investment & Management Co. Class A	414,700	11,375,221
Associated Estates Realty Corp.	309,400	4,619,342
Canadian (REIT)	107,800	4,529,782
CapLease, Inc.	2,465,600	11,218,480
CBL & Associates Properties, Inc.	1,065,273	21,017,836
Chartwell Seniors Housing (REIT)	509,700	5,102,845
Chartwell Seniors Housing (REIT) (h)	78,500	785,900
Chesapeake Lodging Trust	223,500	3,792,795
Chimera Investment Corp.	813,000	1,756,080
CommonWealth REIT	333,000	6,073,920
Cousins Properties, Inc.	190,400	1,445,136
Cys Investments, Inc. (f)	915,339	13,235,802
DCT Industrial Trust, Inc.	1,008,900	6,315,714
DiamondRock Hospitality Co.	531,400	5,027,044
Douglas Emmett, Inc.	260,200	6,117,302
Dynex Capital, Inc.	1,546,243	16,065,465
EastGroup Properties, Inc.	67,900	3,631,292
Education Realty Trust, Inc.	281,800	3,302,696
Equity Lifestyle Properties, Inc.	672,130	48,339,590
Excel Trust, Inc.	717,228	8,778,871
First Potomac Realty Trust	430,815	4,993,146
Glimcher Realty Trust	600,500	6,017,010
H&R REIT/H&R Finance Trust	256,500	6,394,276
Hatteras Financial Corp.	214,100	6,262,425
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	101,400	$ 3,434,418
Lexington Corporate Properties Trust	2,623,482	23,453,929
LTC Properties, Inc.	357,113	12,748,934
MFA Financial, Inc.	5,645,781	45,617,910
Mid-America Apartment Communities, Inc.	58,900	4,077,647
Monmouth Real Estate Investment Corp. Class A	249,773	2,782,471
National Health Investors, Inc.	70,306	3,774,729
National Retail Properties, Inc.	114,100	3,365,950
Newcastle Investment Corp.	2,920,700	21,759,215
Prologis, Inc.	654,887	21,172,497
Retail Properties America, Inc.	216,700	2,160,499
Select Income (REIT)	155,600	3,914,896
Senior Housing Properties Trust (SBI)	505,300	11,495,575
Stag Industrial, Inc.	572,831	8,283,136
Summit Hotel Properties, Inc.	511,088	4,242,030
Sunstone Hotel Investors, Inc. (a)	211,700	2,119,117
Terreno Realty Corp.	190,264	2,836,836
Two Harbors Investment Corp.	470,480	5,396,406
Ventas, Inc.	765,946	51,509,869
Washington (REIT) (SBI)	44,700	1,193,490
Western Asset Mortgage Capital Corp.	163,100	3,330,502
Weyerhaeuser Co.	272,429	6,361,217
Whitestone REIT Class B	379,067	5,174,265
		539,421,119
Real Estate Management & Development - 0.4%
Brookfield Asset Management, Inc. Class A	171,900	5,831,418
Kennedy-Wilson Holdings, Inc.	291,209	3,983,739
		9,815,157
TOTAL FINANCIALS		552,412,651
HEALTH CARE - 1.1%
Health Care Providers & Services - 1.1%
Brookdale Senior Living, Inc. (a)	828,300	13,633,818
Capital Senior Living Corp. (a)	852,950	9,587,158
Emeritus Corp. (a)	356,493	6,042,556
		29,263,532
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	101,900	$ 6,018,214
TOTAL COMMON STOCKS (Cost $502,122,859)		620,028,477
Preferred Stocks - 14.7%

Convertible Preferred Stocks - 1.4%
FINANCIALS - 1.4%
Real Estate Investment Trusts - 1.4%
Alexandria Real Estate Equities, Inc. Series D 7.00%	95,000	2,517,500
CommonWealth REIT 6.50%	396,216	9,449,752
Excel Trust, Inc. 7.00% (h)	248,200	5,924,038
Health Care REIT, Inc. Series I, 6.50%	46,800	2,652,975
Lexington Corporate Properties Trust Series C, 6.50%	350,566	16,578,266
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	2,052,000
		39,174,531
Nonconvertible Preferred Stocks - 13.3%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
M/I Homes, Inc. Series A, 9.75% (a)	36,700	633,075
FINANCIALS - 13.3%
Diversified Financial Services - 0.2%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	425,000
Red Lion Hotels Capital Trust 9.50%	163,225	4,245,482
		4,670,482
Real Estate Investment Trusts - 12.4%
American Capital Agency Corp. 8.00%	200,000	5,270,000
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	1,203
Series B, 9.25% (a)	124,100	124
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,616,669
Series C, 7.625%	77,837	2,000,411
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	8,112,306
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625% (a)	120,977	3,039,547
Ashford Hospitality Trust, Inc. Series E, 9.00%	85,751	2,288,694
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Brandywine Realty Trust Series D, 7.375%	34,596	$ 888,079
Campus Crest Communities, Inc. Series A, 8.00%	248,431	6,608,265
CapLease, Inc.:
Series A, 8.125%	132,510	3,336,602
Series B, 8.375%	320,000	8,323,200
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	147,962	3,762,674
7.375%	274,876	7,006,589
Cedar Shopping Centers, Inc. 8.875%	274,022	7,050,586
CenterPoint Properties Trust Series D, 5.377%	3,575	2,162,875
Chesapeake Lodging Trust Series A, 7.75% (a)	229,017	5,796,420
Colony Financial, Inc. Series A, 8.50%	282,171	7,195,361
CommonWealth REIT 7.50%	93,300	2,035,806
Corporate Office Properties Trust:
Series H, 7.50%	5,000	126,800
Series L, 7.375% (a)	80,000	2,034,400
Cousins Properties, Inc. Series A, 7.75%	205,970	5,180,146
CubeSmart Series A, 7.75%	40,000	1,064,800
Cys Investments, Inc. Series A, 7.75% (a)	117,824	2,945,600
DDR Corp.:
Series I, 7.50%	24,684	621,049
Series J, 6.50% (a)(i)	113,300	2,809,840
Digital Realty Trust, Inc.:
Series E, 7.00%	40,000	1,067,600
Series F, 6.625%	40,000	1,050,000
Duke Realty LP:
8.375%	128,517	3,388,993
Series L, 6.60%	10,666	271,770
Dynex Capital, Inc. Series A, 8.50% (a)	362,932	9,000,714
Equity Lifestyle Properties, Inc. 8.034%	1,075,325	27,420,788
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,072,800
Excel Trust, Inc. Series B, 8.125%	400,000	10,380,000
First Potomac Realty Trust 7.75%	395,296	10,250,025
Gladstone Commercial Corp. Series C, 7.125%	232,238	5,956,905
Glimcher Realty Trust:
Series F, 8.75%	18,745	475,917
Series G, 8.125%	221,111	5,576,419
Health Care REIT, Inc. Series J, 6.50%	20,000	538,800
Hersha Hospitality Trust Series B, 8.00%	162,538	4,214,610
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
HomeBanc Mortgage Corp. Series A (a)	104,685	$ 1
Hospitality Properties Trust:
Series C, 7.00%	58,500	1,486,485
Series D, 7.125%	40,800	1,098,744
Hudson Pacific Properties, Inc. 8.375%	303,800	8,047,662
Inland Real Estate Corp. Series A, 8.125%	423,500	10,939,005
Invesco Mortgage Capital, Inc. Series A,	113,342	2,833,550
Investors Real Estate Trust Series B, 7.95% (a)	126,572	3,164,300
Kilroy Realty Corp. Series G, 6.875%	40,000	1,052,000
Kimco Realty Corp. Series G, 7.75%	348,026	8,850,301
Kite Realty Group Trust 8.25%	96,100	2,525,508
LaSalle Hotel Properties:
Series G, 7.25%	114,485	2,918,223
Series H, 7.50%	126,308	3,356,004
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,622,000
Series B, 7.625% (a)	31,240	593,560
Lexington Realty Trust 7.55%	23,800	599,998
MFA Financial, Inc.:
8.00%	529,991	13,541,270
Series A, 8.50%	485,381	12,639,321
Monmouth Real Estate Investment Corp.:
7.625%	80,000	2,081,600
Series B, 7.875%	95,000	2,541,250
National Retail Properties, Inc. Series D, 6.625%	62,437	1,642,093
Newcastle Investment Corp. Series B, 9.75%	34,530	900,542
Parkway Properties, Inc. Series D, 8.00%	306,382	7,736,146
Pebblebrook Hotel Trust:
Series A, 7.875%	372,000	9,727,800
Series B, 8.00%	185,085	4,893,647
Prologis, Inc. Series Q, 8.54%	94,446	5,832,041
PS Business Parks, Inc.:
6.875%	50,000	1,349,500
Series P, 6.70%	36,000	912,240
Regency Centers Corp. Series 6, 6.625%	62,261	1,653,652
Saul Centers, Inc.:
8.00%	93,700	2,404,342
Series B (depositary shares) 9.00%	118,550	3,094,155
Stag Industrial, Inc. Series A, 9.00%	280,000	7,635,600
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Summit Hotel Properties, Inc. Series A, 9.25%	138,340	$ 3,733,797
Sunstone Hotel Investors, Inc.:
Series A, 8.00%	366,039	9,315,693
Series D, 8.00%	60,362	1,567,601
Terreno Realty Corp. Series A 7.75%	165,690	4,263,204
UMH Properties, Inc. Series A, 8.25%	330,000	8,738,400
Vornado Realty Trust 6.75%	20,000	511,000
Weingarten Realty Investors (SBI) Series F, 6.50%	56,230	1,420,370
Winthrop Realty Trust Series D, 9.25%	65,000	1,730,950
		333,896,942
Real Estate Management & Development - 0.7%
Forest City Enterprises, Inc. 7.375%	657,000	15,623,460
Vornado Realty LP 7.875%	54,682	1,540,939
		17,164,399
TOTAL FINANCIALS		355,731,823
TOTAL NONCONVERTIBLE PREFERRED STOCKS		356,364,898
TOTAL PREFERRED STOCKS (Cost $385,286,514)		395,539,429
Corporate Bonds - 25.8%
		Principal Amount (e)
Convertible Bonds - 2.6%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 4,510,000	3,963,163
FINANCIALS - 2.5%
Real Estate Investment Trusts - 2.1%
Annaly Capital Management, Inc.:
4% 2/15/15		1,000,000	1,268,750
5% 5/15/15		34,396,000	34,524,985
CapLease, Inc. 7.5% 10/1/27 (h)		5,180,000	5,186,475
Northstar Realty Finance LP 8.875% 6/15/32 (h)		11,500,000	11,873,750
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
ProLogis LP:
1.875% 11/15/37		$ 2,450,000	$ 2,443,875
2.625% 5/15/38		1,500,000	1,503,825
			56,801,660
Real Estate Management & Development - 0.4%
Corporate Office Properties LP 4.25% 4/15/30 (h)		9,460,000	9,318,100
Grubb & Ellis Co. 7.95% 5/1/15 (d)(h)		5,500,000	27,500
			9,345,600
TOTAL FINANCIALS			66,147,260
TOTAL CONVERTIBLE BONDS			70,110,423
Nonconvertible Bonds - 23.2%
CONSUMER DISCRETIONARY - 8.1%
Hotels, Restaurants & Leisure - 0.8%
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16		1,945,000	2,047,113
7.625% 1/15/16 (h)		1,560,000	1,634,100
FelCor Lodging LP 6.75% 6/1/19		5,875,000	6,212,813
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17		1,700,000	1,925,250
Times Square Hotel Trust 8.528% 8/1/26 (h)		9,054,703	10,370,959
			22,190,235
Household Durables - 6.7%
D.R. Horton, Inc. 4.75% 5/15/17		2,000,000	2,090,000
KB Home:
5.875% 1/15/15		7,000,000	7,070,000
6.25% 6/15/15		10,000,000	10,150,000
7.25% 6/15/18		7,420,000	7,494,200
8% 3/15/20		8,465,000	8,845,925
9.1% 9/15/17		17,595,000	19,090,575
Lennar Corp.:
5.5% 9/1/14		1,000,000	1,048,750
5.6% 5/31/15		6,000,000	6,390,000
6.5% 4/15/16		4,000,000	4,270,000
6.95% 6/1/18		14,280,000	15,636,600
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
M/I Homes, Inc. 8.625% 11/15/18		$ 26,055,000	$ 27,748,575
Meritage Homes Corp.:
7% 4/1/22 (h)		7,525,000	7,844,813
7.15% 4/15/20		7,060,000	7,413,000
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,632,750
8.4% 5/15/17		5,420,000	6,233,000
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,080,000
8.375% 5/15/18		28,983,000	32,205,910
10.75% 9/15/16		8,415,000	10,119,038
Toll Brothers Finance Corp. 5.875% 2/15/22		1,550,000	1,662,375
			181,025,511
Multiline Retail - 0.6%
JC Penney Corp., Inc.:
5.65% 6/1/20		4,720,000	3,958,900
5.75% 2/15/18		2,845,000	2,485,819
Sears Holdings Corp. 6.625% 10/15/18		9,820,000	8,813,450
			15,258,169
TOTAL CONSUMER DISCRETIONARY			218,473,915
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		1,044,738	1,196,225
C&S Group Enterprises LLC 8.375% 5/1/17 (h)		3,960,000	4,078,800
			5,275,025
FINANCIALS - 13.6%
Diversified Financial Services - 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16		10,820,000	11,374,525
8% 1/15/18		3,070,000	3,261,875
8% 1/15/18 (h)		2,170,000	2,300,200
			16,936,600
Real Estate Investment Trusts - 8.7%
Camden Property Trust 5% 6/15/15		1,100,000	1,190,189
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		$ 2,526,000	$ 2,808,867
6.25% 6/15/14		5,005,000	5,310,045
CubeSmart LP 4.8% 7/15/22		2,000,000	2,115,008
Developers Diversified Realty Corp.:
5.5% 5/1/15		4,000,000	4,278,824
7.5% 4/1/17		6,000,000	6,906,234
7.5% 7/15/18		8,756,000	10,192,536
7.875% 9/1/20		4,637,000	5,730,808
9.625% 3/15/16		3,836,000	4,662,236
Duke Realty LP 6.25% 5/15/13		750,000	775,430
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,715,376
6.25% 12/15/14		4,081,000	4,413,855
6.25% 1/15/17		3,000,000	3,338,346
Health Care Property Investors, Inc.:
6% 6/15/14		2,340,000	2,503,051
6% 3/1/15		1,000,000	1,076,953
7.072% 6/8/15		1,500,000	1,672,376
Health Care REIT, Inc.:
4.125% 4/1/19		2,000,000	2,080,408
6% 11/15/13		1,000,000	1,058,028
6.2% 6/1/16		750,000	848,000
Healthcare Realty Trust, Inc.:
5.125% 4/1/14		5,084,000	5,310,746
5.75% 1/15/21		2,000,000	2,170,262
6.5% 1/17/17		2,875,000	3,229,051
Highwoods/Forsyth LP 5.85% 3/15/17		2,800,000	3,041,198
HMB Capital Trust V 4.0679% 12/15/36 (d)(h)(j)		2,530,000	0
Hospitality Properties Trust:
5.625% 3/15/17		915,000	978,621
6.75% 2/15/13		1,765,000	1,768,756
7.875% 8/15/14		1,000,000	1,080,051
HRPT Properties Trust:
5.75% 11/1/15		4,826,000	5,089,369
6.25% 8/15/16		7,500,000	8,058,188
6.25% 6/15/17		1,055,000	1,147,254
6.65% 1/15/18		3,000,000	3,276,063
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
iStar Financial, Inc.:
5.85% 3/15/17		$ 3,587,000	$ 3,264,170
5.875% 3/15/16		34,260,000	31,861,800
5.95% 10/15/13		7,330,000	7,073,450
6.05% 4/15/15		4,725,000	4,488,750
6.5% 12/15/13		6,880,000	6,759,600
8.625% 6/1/13		6,155,000	6,216,550
9% 6/1/17 (h)		13,000,000	13,195,000
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,110,000	3,218,850
6.875% 5/1/21		2,000,000	2,130,000
Nationwide Health Properties, Inc. 6.25% 2/1/13		1,000,000	1,025,376
Omega Healthcare Investors, Inc.:
6.75% 10/15/22		2,115,000	2,326,500
7.5% 2/15/20		1,000,000	1,120,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,851,689
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,060,000
ProLogis LP:
6.625% 5/15/18		6,480,000	7,627,569
7.625% 7/1/17		4,690,000	5,544,879
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,325,200
Senior Housing Properties Trust:
4.3% 1/15/16		5,000,000	5,130,325
6.75% 4/15/20		11,000,000	12,150,182
6.75% 12/15/21		8,000,000	8,915,800
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		500,000	521,752
5.25% 1/15/15		1,000,000	1,073,339
5.25% 1/15/16		4,000,000	4,320,060
			233,026,970
Real Estate Management & Development - 4.2%
AMB Property LP 5.9% 8/15/13		400,000	415,579
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,083,924
Brandywine Operating Partnership LP:
5.4% 11/1/14		6,750,000	7,080,912
7.5% 5/15/15		1,000,000	1,122,373
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
CB Richard Ellis Services, Inc.:
6.625% 10/15/20		$ 1,205,000	$ 1,293,929
11.625% 6/15/17		1,500,000	1,695,000
Colonial Properties Trust:
6.15% 4/15/13		1,500,000	1,535,372
6.25% 6/15/14		3,094,000	3,279,779
6.875% 8/15/12		1,000,000	1,001,441
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,706,523
Forest City Enterprises, Inc.:
6.5% 2/1/17		17,120,000	16,478,000
7.625% 6/1/15		34,050,000	33,752,063
Host Hotels & Resorts LP:
5.25% 3/15/22 (h)		2,000,000	2,117,500
5.875% 6/15/19		2,725,000	2,997,500
9% 5/15/17		750,000	826,875
Kennedy-Wilson, Inc. 8.75% 4/1/19		8,785,000	9,312,100
Post Apartment Homes LP 6.3% 6/1/13		2,000,000	2,063,184
Realogy Corp.:
7.875% 2/15/19 (h)		7,085,000	7,138,138
9% 1/15/20 (h)		1,920,000	2,011,200
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,859,191
5.875% 6/15/17		400,000	458,700
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17		2,490,000	2,739,000
Ventas Realty LP 4% 4/30/19		2,262,000	2,411,407
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,158,667
			112,538,357
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 1.9% 4/20/20 (d)		4,349,567	2,218,279
TOTAL FINANCIALS			364,720,206
HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.4%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19		10,410,000	10,800,375
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.9%
Sabra Health Care LP/Sabra Capital Corp.:
8.125% 11/1/18		$ 20,545,000	$ 22,188,600
8.125% 11/1/18 (h)		1,960,000	2,111,900
			24,300,500
TOTAL HEALTH CARE			35,100,875
TOTAL NONCONVERTIBLE BONDS			623,570,021
TOTAL CORPORATE BONDS (Cost $657,449,686)			693,680,444
Asset-Backed Securities - 4.5%

Anthracite CDO I Ltd. Series 2002-CIBA Class B, 6.633% 5/24/37 (h)		1,384,000	1,384,830
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.6068% 3/23/19 (h)(j)		280,455	265,731
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.7468% 3/20/50 (h)(j)		2,250,000	157,500
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (h)		4,260,637	4,298,131
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.7076% 1/20/37 (h)(j)		1,157,230	1,032,110
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		1,167,274	1,015,528
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.7096% 4/7/52 (h)(j)		12,909,377	9,274,613
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	278,365
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (h)		1,570,000	1,536,088
Class B2, 1.8106% 12/28/35 (h)(j)		1,575,000	1,433,250
Class D, 9% 12/28/35 (h)		500,000	96,600
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A:
Class B1, 1.9606% 6/28/38 (h)(j)		1,230,000	1,174,650
Class D, 9% 6/28/38 (h)		1,012,573	708,801
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Crest Ltd. Series 2002-IGA Class B, 1.7971% 7/28/35 (h)(j)		$ 242,197	$ 242,197
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		9,500,000	8,913,014
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.8319% 11/28/39 (h)(j)		566,085	16,983
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,647,563
Series 1997-3 Class M1, 7.53% 3/15/28		7,455,394	4,911,043
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7462% 6/25/35 (j)(l)		1,259,000	32,633
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.7962% 8/26/30 (h)(j)		735,000	606,375
Class E, 2.2462% 8/26/30 (h)(j)		1,517,957	758,979
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST Class C, 7.4453% 12/5/27 (h)		3,000,000	3,529,521
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		1,174,019	481,734
Merit Securities Corp. Series 13 Class M1, 7.9015% 12/28/33 (j)		1,923,000	1,819,939
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (h)		899,989	719,991
Newcastle Investment Trust Series 2011-MH1 Class A, 2.45% 12/10/33 (h)		3,391,764	3,401,868
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A Class D, 5.194% 7/24/39 (h)		2,950,302	2,950,302
Prima Capital Ltd. Series 2006-CR1A Class A2, 5.533% 12/28/48 (h)		9,370,000	9,182,600
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3.1159% 2/5/36 (h)(j)		3,582,607	358
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.9676% 9/25/26 (h)(j)		2,000,000	1,000,000
Series 2006-1A:
Class A1A, 0.7276% 9/25/26 (h)(j)		19,445,048	17,500,543
Class A1B, 0.7976% 9/25/26 (h)(j)		22,506,000	18,792,510
Class A2A, 0.6876% 9/25/26 (h)(j)		6,083,741	5,901,229
Class A2B, 0.7776% 9/25/26 (h)(j)		1,550,000	1,367,875
Class B, 0.8276% 9/25/26 (h)(j)		890,000	725,350
Class C 0.9976% 9/25/26 (h)(j)		3,830,000	3,044,850
Class G, 1.8176% 9/25/26 (h)(j)		1,270,000	916,051
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.7869% 11/21/40 (h)(j)		$ 10,319,967	$ 8,565,573
Class F, 2.4169% 11/21/40 (h)(j)		250,000	42,500
TOTAL ASSET-BACKED SECURITIES (Cost $119,902,454)			119,727,778
Collateralized Mortgage Obligations - 0.7%

Private Sponsor - 0.7%
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.4288% 6/15/22 (h)(j)		1,898,329	1,783,161
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (h)		63,646	19,547
Series 2002-R2 Class 2B3, 3.7901% 7/25/33 (h)(j)		209,727	99,715
Series 2003-40 Class B3, 4.5% 10/25/18 (h)		102,159	65,408
Series 2003-R3:
Class B2, 5.5% 11/25/33 (h)		1,403,239	250,706
Class B3, 5.5% 11/25/33		154,512	8,302
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (h)(j)		118,254	5,405
FREMF Mortgage Trust:
Series 2010 K7 Class B, 5.6186% 4/25/20 (h)(j)		3,200,000	3,456,806
Series 2010-K6 Class B, 5.5326% 12/25/46 (h)(j)		4,500,000	4,833,446
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		7,120,000	7,166,529
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1958% 7/10/35 (h)(j)		323,594	272,693
Series 2005-A Class B6, 2.2458% 3/10/37 (h)(j)		1,469,617	109,193
Series 2005-B Class B6, 1.8458% 6/10/37 (h)(j)		855,663	31,488
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		44,135	37,954
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.7458% 12/10/35 (h)(j)		303,961	154,169
Series 2004-A Class B7, 4.4958% 2/10/36 (h)(j)		335,511	182,652
Series 2004-B Class B7, 4.2458% 2/10/36 (h)(j)		406,093	189,645
TOTAL PRIVATE SPONSOR			18,666,819
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (l)		162,862	86,330
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
U.S. Government Agency - continued
Fannie Mae REMIC Trust: - continued
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.2498% 2/25/42 (h)(j)		$ 101,055	$ 56,166
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (l)		237,912	77,294
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.3004% 6/25/43 (h)(j)		152,272	59,561
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.2829% 10/25/42 (h)(j)		66,047	34,253
TOTAL U.S. GOVERNMENT AGENCY			313,604
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,969,249)			18,980,423
Commercial Mortgage Securities - 20.2%

ACGS Series 2004-1 Class P, 7.4651% 8/1/19 (l)		4,936,312	4,789,765
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,268,936
Asset Securitization Corp. Series 1997-D4 Class B2, 7.525% 4/14/29		218,481	223,872
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2002-2 Class F, 5.487% 7/11/43		4,185,000	4,218,836
Series 2005-1 Class CJ, 5.3652% 11/10/42 (j)		3,580,000	3,750,161
Series 2005-6 Class AJ, 5.3661% 9/10/47 (j)		5,000,000	5,127,560
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.992% 11/15/15 (h)(j)		118,988,060	113,632,397
Banc of America Large Loan, Inc. floater Series 2005-MIB1:
Class J, 1.2988% 3/15/22 (h)(j)		6,360,000	5,819,826
Class K, 2.2488% 3/15/22 (h)(j)		4,190,000	2,556,181
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6187% 3/11/39 (j)		5,700,000	5,442,725
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7126% 4/12/38 (h)(j)		2,520,000	2,376,864
COMM pass-thru certificates:
floater Series 2006-FL12 Class AJ, 0.3788% 12/15/20 (h)(j)		8,000,000	7,261,968
sequential payer Series 2004-RS1 Class A, 5.648% 3/3/41 (h)		6,063,232	6,108,706
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Commercial Mortgage pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (j)		$ 5,000,000	$ 5,047,230
Series 2011-STRT Class C, 4.755% 12/10/24 (h)		2,000,000	2,004,116
Series 2012-CR1:
Class C, 5.547% 5/15/45		1,000,000	1,001,593
Class D, 5.547% 5/15/45 (h)		2,050,000	1,606,852
Commercial Mortgage Trust pass-thru certificates Series 2012-LC4:
Class C, 5.8248% 12/10/44 (j)		2,000,000	2,062,884
Class D, 5.8248% 12/10/44 (h)(j)		8,000,000	6,513,008
Communication Mortgage Trust Series 2011-THL:
Class E, 5.949% 6/9/28 (h)		3,690,000	3,757,014
Class F, 4.867% 6/9/28 (h)		11,090,000	10,125,991
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		2,442,446	2,582,346
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		3,000,000	3,231,606
CRESI Finance Ltd. Partnership floater Series 2006-A Class E, 1.8962% 3/25/17 (h)(j)		891,217	757,534
CRESIX Finance Ltd. Series 2006-AA:
Class F, 4.4462% 3/25/17 (h)(j)		3,860,000	3,203,800
Class G, 7.2462% 3/25/17 (h)(j)		3,272,000	2,617,600
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7284% 11/10/46 (h)(j)		12,490,000	11,152,234
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	1,015,564
DLJ Commercial Mortgage Corp.:
Series 1998-CG1 Class B4, 7.4461% 6/10/31 (h)(j)		2,500,000	2,564,625
Series 2000-CKP1 Class B3, 7.942% 11/10/33 (j)		2,970,000	2,960,624
Extended Stay America Trust Series 2010-ESHA Class D, 5.4983% 11/5/27 (h)		6,000,000	6,118,683
FHMLC Multi-class participation certificates guaranteed:
Series K013 Class X3, 2.8846% 1/25/43 (j)(k)		14,360,000	2,409,479
Series KAIV Class X2, 3.6146% 6/25/46 (j)(k)		7,430,000	1,630,649
Freddie Mac:
Series K011 Class X3, 2.6619% 12/25/43 (j)(k)		12,206,096	1,868,936
Series K012 Class X3, 2.3657% 1/25/41 (j)(k)		21,072,886	2,881,528
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (h)		10,985,212	10,710,582
GE Capital Commercial Mortgage Corp. Series 2002-1A Class H, 7.3556% 12/10/35 (h)(j)		991,000	990,863
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (j)		786,432	793,615
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GMAC Commercial Mortgage Securities, Inc.: - continued
Series 1997-C2:
Class G, 6.75% 4/15/29 (j)		$ 1,250,000	$ 1,330,310
Series 1999-C3 Class J, 6.974% 8/15/36		1,500,000	1,484,156
Series 2000-C1 Class K, 7% 3/15/33		224,908	168,944
Series 2002-C3 Class D, 5.27% 7/10/39		3,000,000	3,025,728
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (h)		2,000,000	2,024,370
Series 2002-C1 Class H, 5.903% 1/11/35 (h)		880,000	880,664
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 5.4585% 3/6/20 (h)(j)		1,400,000	1,401,249
Series 2010-C1:
Class D, 6.1357% 8/10/43 (h)(j)		4,000,000	3,868,272
Class E, 4% 8/10/43 (h)		3,770,000	2,798,392
Series 2012-GCJ7:
Class C, 5.721% 5/10/45 (j)		4,000,000	4,023,707
Class D, 5.721% 5/10/45 (h)		2,000,000	1,615,022
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (h)		9,185,000	9,152,853
GS Mortgage Securities Trust:
Series 2011-GC5 Class C, 5.4749% 8/10/44 (h)(j)		9,000,000	9,145,854
Series 2012-GC6 Class C, 5.8273% 1/10/45 (h)(j)		3,600,000	3,690,897
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (h)(j)		2,036,910	2,506
Class X, 0.627% 10/15/32 (h)(j)(k)		4,808,491	20,025
Series 2002-C1 Class E, 6.135% 7/12/37 (h)		3,000,000	2,998,143
Series 2009-IWST Class D, 7.6935% 12/5/27 (h)(j)		8,550,000	9,453,419
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,525,053
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(j)		4,500,000	4,741,803
Class XB, 0.9305% 8/5/32 (h)(k)		32,655,000	1,690,837
Series 2012-CBX Class C, 5.1909% 6/16/45 (j)		4,530,000	4,521,666
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2005-LDP5 Class AJ, 5.4825% 12/15/44 (j)		3,470,000	3,475,804
Series 2011-C5 Class C, 5.4913% 8/15/46 (h)(j)		6,525,375	6,534,824
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8:
Class G, 6% 7/15/31 (h)		938,900	956,183
Class H, 6% 7/15/31 (h)		1,341,102	471,049
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (h)		$ 2,693,075	$ 2,799,279
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	2,077,442
Series 2005-C3 Class AJ, 4.843% 7/15/40		6,620,000	6,774,061
Series 2005-C7 Class AJ, 5.323% 11/15/40		8,000,000	8,211,360
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,082,862
Series 2004-C7 Class E, 4.918% 10/15/36		5,120,000	5,104,778
Series 2005-C1 Class E, 4.924% 2/15/40		4,000,000	3,628,624
Series 2006-C4:
Class AJ, 6.0867% 6/15/38 (j)		7,005,000	6,094,119
Class AM, 6.0867% 6/15/38 (j)		6,700,000	7,138,709
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2007-LLFA Class E, 1.1488% 6/15/22 (h)(j)		6,230,000	5,270,892
Lstar Commercial Mortgage Trust:
Series 2011-1 Class D, 5.6245% 6/25/43 (h)(j)		4,699,000	4,389,388
Series 2011-1 Class B, 5.6245% 6/25/43 (h)(j)		6,165,000	6,309,878
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	528,500
Class G, 4.384% 7/12/37	CAD	355,000	257,651
Class H, 4.384% 7/12/37	CAD	236,000	167,031
Class J, 4.384% 7/12/37	CAD	355,000	245,052
Class K, 4.384% 7/12/37	CAD	355,000	239,038
Class L, 4.384% 7/12/37	CAD	236,000	155,032
Class M, 4.384% 7/12/37	CAD	995,000	552,140
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (h)		715,093	393,301
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8478% 5/12/39 (j)		1,200,000	1,312,804
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (h)		4,105,302	3,551,086
Series 2004-C2 Class A, 5.318% 10/15/40 (h)		9,995,195	7,596,348
Series 2004-C1:
Class D, 6.988% 1/15/37 (h)		750,000	75
Class E, 7.983% 1/15/37 (h)		1,313,162	131
Class IO, 8.9913% 1/15/37 (h)(j)(k)		4,287,713	321,578
Morgan Stanley Capital I Trust:
sequential payer:
Series 2012-C4 Class E, 5.71% 3/15/45 (h)		4,630,000	3,912,350
Series 2004-RR2 Class A2, 5.45% 10/28/33 (h)		948,263	950,634
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Morgan Stanley Capital I Trust: - continued
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41		$ 8,200,000	$ 8,844,946
Series 1997-RR Class F, 7.35% 4/30/39 (h)(j)		1,363,287	1,254,224
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,613,134	1,837,540
Series 2005-HQ5 Class B, 5.272% 1/14/42		2,000,000	1,991,842
Series 2005-HQ6 Class AJ, 5.073% 8/13/42 (j)		2,500,000	2,539,248
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	7,971,398
Series 2011-C1 Class C, 5.4216% 9/15/47 (h)(j)		3,000,000	3,163,867
Series 2011-C2:
Class D, 5.4951% 6/15/44 (h)(j)		4,610,000	4,325,240
Class E, 5.4951% 6/15/44 (h)(j)		9,600,000	7,959,360
Class F, 5.4951% 6/15/44 (h)(j)		4,440,000	3,507,600
Class XB, 0.5396% 6/15/44 (h)(j)(k)		63,708,222	2,019,551
Series 2011-C3 Class D, 5.357% 7/15/49 (h)		7,400,000	6,811,892
NationsLink Funding Corp. Series 1999-SL Class X, 11/10/30 (j)(k)		1,077,337	1,045,017
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		3,641,887	4,299,248
RBSCF Trust Series 2010-MB1 Class D, 4.8317% 4/15/24 (h)(j)		8,320,000	8,517,999
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-MMA:
Class E3, 6.5% 2/18/34 (h)(j)		3,000,000	3,084,213
Class E5, 6.5% 2/18/34 (h)(j)		3,000,000	3,004,545
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.6201% 8/15/39 (j)		2,080,000	2,238,350
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	10,988,996
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.8238% 7/15/24 (h)(j)		1,200,000	817,702
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0708% 1/10/45 (h)(j)		3,000,000	3,460,626
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,801,610
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	1,979,378
Series 2004-C11:
Class D, 5.5668% 1/15/41 (j)		5,177,000	4,801,010
Class E, 5.6168% 1/15/41 (j)		3,785,000	3,261,595
Series 2004-C12 Class D, 5.4942% 7/15/41 (j)		2,750,000	2,767,531
Series 2004-C14 Class B, 5.17% 8/15/41		3,180,000	3,354,261
WF-RBS Commercial Mortgage Trust Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		4,900,000	5,092,149
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
WF-RBS Commercial Mortgage Trust Series 2011-C3: - continued
Class D, 5.7221% 3/15/44 (h)(j)		$ 1,000,000	$ 863,933
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (h)		4,000,000	4,140,892
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $522,862,342)			540,998,389
Floating Rate Loans - 4.9%

CONSUMER DISCRETIONARY - 1.7%
Hotels, Restaurants & Leisure - 1.6%
Extended Stay America, Inc. term loan 9.75% 11/1/15		9,000,000	9,090,000
Hilton Hotels Corp.:
term loan 3.999% 11/12/15 (j)		15,000,000	13,462,500
Tranche B, term loan 11/12/15 (j)		12,000,000	11,160,000
Tranche E term loan 11/12/15 (j)		10,000,000	9,100,000
			42,812,500
Media - 0.1%
PRIMEDIA, Inc. Tranche B, term loan 7.5% 1/13/18 (j)		2,821,500	2,553,458
Specialty Retail - 0.0%
The Pep Boys - Manny, Moe & Jack term loan 2.47% 10/27/13 (j)		1,967,498	1,960,120
TOTAL CONSUMER DISCRETIONARY			47,326,078
FINANCIALS - 1.7%
Diversified Financial Services - 0.2%
Pilot Travel Centers LLC Tranche B, term loan 4.25% 3/30/18 (j)		3,885,475	3,871,098
Real Estate Investment Trusts - 0.0%
iStar Financial, Inc. Tranche A 1LN, term loan 5% 6/28/13 (j)		830,748	829,710
Real Estate Management & Development - 1.4%
CB Richard Ellis Group, Inc. Tranche B, term loan 3.4968% 11/9/16 (j)		2,984,810	2,973,617
CB Richard Ellis Services, Inc. Tranche D, term loan 3.7488% 9/4/19 (j)		4,736,081	4,696,629
CityCenter term loan 8.75% 7/1/13 (j)		4,169,750	4,138,477
EOP Operating LP term loan 1.9958% 2/5/13 (j)		5,000,000	4,775,000
Equity Inns Reality LLC:
Tranche A, term loan 9.5% 11/2/12 (j)		2,184,917	1,635,653
Floating Rate Loans - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Equity Inns Reality LLC: - continued
Tranche B 2LN, term loan 6.55% 11/2/12 (j)		$ 5,000,000	$ 4,475,000
Realogy Corp.:
Credit-Linked Deposit 3.2458% 10/10/13 (j)		518,858	485,132
Credit-Linked Deposit 4.4958% 10/10/16 (j)		926,858	875,881
term loan 4.4988% 10/10/16 (j)		10,840,642	10,244,406
Tranche 2LN, term loan 13.5% 10/15/17		3,500,000	3,570,000
			37,869,795
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. Tranche B, term loan 7% 9/1/16 (j)		2,307,756	2,307,756
TOTAL FINANCIALS			44,878,359
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Community Health Systems, Inc. term loan 3.9667% 1/25/17 (j)		2,903,247	2,883,447
Health Management Associates, Inc. Tranche B, term loan 4.5% 11/18/18 (j)		1,990,000	1,990,000
Skilled Healthcare Group, Inc. term loan 6.75% 4/9/16 (j)		10,379,665	10,379,665
			15,253,112
INDUSTRIALS - 0.4%
Construction & Engineering - 0.4%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (j)		11,877,133	11,431,741
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
Crown Castle Operating Co. Tranche B, term loan 4% 1/31/19 (j)		8,983,803	8,973,022
TowerCo Finance LLC Tranche B, term loan 4.5% 2/2/17 (j)		3,632,412	3,636,953
			12,609,975
TOTAL FLOATING RATE LOANS (Cost $132,655,576)			131,499,265
Preferred Securities - 0.0%
	Principal Amount (e)	Value
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)	$ 500,000	$ 15,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)	1,220,000	122,000
Ipswich Street CDO Series 2006-1, 6/27/46 (d)(h)	1,350,000	0
		137,000
TOTAL PREFERRED SECURITIES (Cost $2,594,645)		137,000
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	187,739,774	187,739,774
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	27,376,007	27,376,007
TOTAL MONEY MARKET FUNDS (Cost $215,115,781)		215,115,781
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $2,558,959,106)		2,735,706,986
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(49,848,102)
NET ASSETS - 100%		$ 2,685,858,884
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $607,946,631 or 22.6% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,986,022 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4651% 8/1/19	2/17/11	$ 4,780,148
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 141,130
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 179,289
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7462% 6/25/35	6/3/05	$ 1,110,697
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 227,690
Fidelity Securities Lending Cash Central Fund	73,576
Total	$ 301,266
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AmREIT, Inc.	$ -	$ 2,800,000	$ -	$ -	$ 2,818,000
Total	$ -	$ 2,800,000	$ -	$ -	$ 2,818,000
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 32,967,155	$ 28,850,735	$ -	$ 4,116,420
Financials	947,319,005	889,631,220	46,463,582	11,224,203
Health Care	29,263,532	29,263,532	-	-
Telecommunication Services	6,018,214	6,018,214	-	-
Corporate Bonds	693,680,444	-	691,462,165	2,218,279
Asset-Backed Securities	119,727,778	-	83,414,055	36,313,723
Collateralized Mortgage Obligations	18,980,423	-	17,239,942	1,740,481
Commercial Mortgage Securities	540,998,389	-	487,014,384	53,984,005
Floating Rate Loans	131,499,265	-	113,495,788	18,003,477
Preferred Securities	137,000	-	-	137,000
Money Market Funds	215,115,781	215,115,781	-	-
Total Investments in Securities:	$ 2,735,706,986	$ 1,168,879,482	$ 1,439,089,916	$ 127,737,588
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Asset-Backed Securities
Beginning Balance	$ 79,390,084
Total Realized Gain (Loss)	1,318,781
Total Unrealized Gain (Loss)	4,471,824
Cost of Purchases	183,524
Proceeds of Sales	(21,893,868)
Amortization/Accretion	1,481,337
Transfers in to Level 3	3,448,211
Transfers out of Level 3	(32,086,170)
Ending Balance	$ 36,313,723
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ 4,749,808
Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$ 31,940,633
Total Realized Gain (Loss)	292,397
Total Unrealized Gain (Loss)	1,669,669
Cost of Purchases	18,454,173
Proceeds of Sales	(14,263,172)
Amortization/Accretion	297,301
Transfers in to Level 3	15,593,004
Transfers out of Level 3	-
Ending Balance	$ 53,984,005
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ 1,426,676
Other Investments in Securities
Beginning Balance	$ 28,158,749
Total Realized Gain (Loss)	(1,117,739)
Total Unrealized Gain (Loss)	2,178,452
Cost of Purchases	18,084,567
Proceeds of Sales	(8,701,192)
Amortization/Accretion	(23,513)
Transfers in to Level 3	1,620,536
Transfers out of Level 3	(2,760,000)
Ending Balance	$ 37,439,860
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ (1,543,927)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in to Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.4%
AAA,AA,A	8.1%
BBB	12.7%
BB	5.1%
B	13.1%
CCC,CC,C	5.4%
D	0.3%
Not Rated	11.0%
Equities	37.8%
Short-Term Investments and Net Other Assets	6.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $24,897,474) - See accompanying schedule: Unaffiliated issuers (cost $2,341,043,325)	$ 2,517,773,205
Fidelity Central Funds (cost $215,115,781)	215,115,781
Other affiliated issuers (cost $2,800,000)	2,818,000
Total Investments (cost $2,558,959,106)		$ 2,735,706,986
Foreign currency held at value (cost $21,986)		21,986
Receivable for investments sold		3,946,789
Receivable for fund shares sold		15,938,587
Dividends receivable		1,674,674
Interest receivable		14,981,277
Distributions receivable from Fidelity Central Funds		33,415
Other receivables		6,563
Total assets		2,772,310,277

Liabilities
Payable to custodian bank	$ 9,145
Payable for investments purchased Regular delivery	51,958,020
Delayed delivery	2,832,500
Payable for fund shares redeemed	2,288,350
Accrued management fee	1,214,069
Distribution and service plan fees payable	73,831
Other affiliated payables	618,059
Other payables and accrued expenses	81,412
Collateral on securities loaned, at value	27,376,007
Total liabilities		86,451,393

Net Assets		$ 2,685,858,884
Net Assets consist of:
Paid in capital		$ 2,450,354,786
Undistributed net investment income		27,923,018
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		30,806,996
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		176,774,084
Net Assets		$ 2,685,858,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($137,351,550 ÷ 12,199,652 shares)	$ 11.26

Maximum offering price per share (100/96.00 of $11.26)	$ 11.73
Class T: Net Asset Value and redemption price per share ($26,142,720 ÷ 2,321,952 shares)	$ 11.26

Maximum offering price per share (100/96.00 of $11.26)	$ 11.73
Class C: Net Asset Value and offering price per share ($52,780,495 ÷ 4,712,640 shares)A	$ 11.20

Real Estate Income: Net Asset Value, offering price and redemption price per share ($2,252,148,798 ÷ 199,406,118 shares)	$ 11.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($217,435,321 ÷ 19,282,368 shares)	$ 11.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 39,342,877
Interest		85,494,070
Income from Fidelity Central Funds		301,266
Total income		125,138,213

Expenses
Management fee	$ 11,636,191
Transfer agent fees	5,685,427
Distribution and service plan fees	559,397
Accounting and security lending fees	810,483
Custodian fees and expenses	32,894
Independent trustees' compensation	13,278
Registration fees	180,034
Audit	157,626
Legal	5,742
Miscellaneous	18,376
Total expenses before reductions	19,099,448
Expense reductions	(42,648)	19,056,800
Net investment income (loss)		106,081,413
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,636,084
Foreign currency transactions	(14,625)
Total net realized gain (loss)		46,621,459
Change in net unrealized appreciation (depreciation) on: Investment securities	99,189,660
Assets and liabilities in foreign currencies	1,230
Total change in net unrealized appreciation (depreciation)		99,190,890
Net gain (loss)		145,812,349
Net increase (decrease) in net assets resulting from operations		$ 251,893,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 106,081,413	$ 75,045,871
Net realized gain (loss)	46,621,459	26,474,317
Change in net unrealized appreciation (depreciation)	99,190,890	63,154,318
Net increase (decrease) in net assets resulting from operations	251,893,762	164,674,506
Distributions to shareholders from net investment income	(98,117,663)	(66,688,371)
Distributions to shareholders from net realized gain	(16,498,521)	-
Total distributions	(114,616,184)	(66,688,371)
Share transactions - net increase (decrease)	755,485,569	655,640,999
Redemption fees	286,688	331,332
Total increase (decrease) in net assets	893,049,835	753,958,466

Net Assets
Beginning of period	1,792,809,049	1,038,850,583
End of period (including undistributed net investment income of $27,923,018 and undistributed net investment income of $20,642,579, respectively)	$ 2,685,858,884	$ 1,792,809,049

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.52	.53	.18
Net realized and unrealized gain (loss)	.61	.76	(.04)
Total from investment operations	1.13	1.29	.14
Distributions from net investment income	(.51)	(.50)	(.15)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.60) K	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 11.26	$ 10.73	$ 9.94
Total Return B,C,D	11.24%	13.27%	1.46%
Ratios to Average Net Assets F,I
Expenses before reductions	1.12%	1.13%	1.09% A
Expenses net of fee waivers, if any	1.12%	1.13%	1.09% A
Expenses net of all reductions	1.11%	1.12%	1.09% A
Net investment income (loss)	4.89%	5.00%	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,352	$ 60,283	$ 3,830
Portfolio turnover rate G	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.52	.52	.17
Net realized and unrealized gain (loss)	.62	.76	(.03)
Total from investment operations	1.14	1.28	.14
Distributions from net investment income	(.50)	(.50)	(.15)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.60)	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 11.26	$ 10.72	$ 9.94
Total Return B,C,D	11.33%	13.11%	1.45%
Ratios to Average Net Assets F,I
Expenses before reductions	1.11%	1.16%	1.17% A
Expenses net of fee waivers, if any	1.11%	1.16%	1.17% A
Expenses net of all reductions	1.11%	1.16%	1.17% A
Net investment income (loss)	4.90%	4.96%	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,143	$ 7,626	$ 862
Portfolio turnover rate G	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.67	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.44	.45	.15
Net realized and unrealized gain (loss)	.62	.74	(.03)
Total from investment operations	1.06	1.19	.12
Distributions from net investment income	(.43)	(.45)	(.14)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.53)	(.45)	(.14)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 11.20	$ 10.67	$ 9.93
Total Return B,C,D	10.49%	12.25%	1.29%
Ratios to Average Net Assets F,I
Expenses before reductions	1.87%	1.89%	1.86% A
Expenses net of fee waivers, if any	1.87%	1.89%	1.86% A
Expenses net of all reductions	1.87%	1.89%	1.86% A
Net investment income (loss)	4.14%	4.23%	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,780	$ 21,555	$ 836
Portfolio turnover rate G	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.75	$ 9.95	$ 8.21	$ 9.43	$ 11.22
Income from Investment Operations
Net investment income (loss) B	.54	.55	.53	.54	.59
Net realized and unrealized gain (loss)	.62	.76	1.73	(1.27)	(1.48)
Total from investment operations	1.16	1.31	2.26	(.73)	(.89)
Distributions from net investment income	(.52)	(.51)	(.52)	(.50)	(.66)
Distributions from net realized gain	(.10)	-	-	-	(.24)
Total distributions	(.62)	(.51)	(.52)	(.50)	(.90)
Redemption fees added to paid in capital B	- F	- F	- F	.01	- F
Net asset value, end of period	$ 11.29	$ 10.75	$ 9.95	$ 8.21	$ 9.43
Total Return A	11.50%	13.41%	28.29%	(6.92)%	(8.43)%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.92%	.97%	1.00%	.94%
Expenses net of fee waivers, if any	.89%	.92%	.96%	1.00%	.94%
Expenses net of all reductions	.89%	.92%	.96%	1.00%	.94%
Net investment income (loss)	5.12%	5.21%	5.60%	7.15%	5.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,252,149	$ 1,660,063	$ 1,030,393	$ 463,269	$ 393,147
Portfolio turnover rate D	27%	25%	28%	47%	32%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.55	.55	.19
Net realized and unrealized gain (loss)	.62	.76	(.04)
Total from investment operations	1.17	1.31	.15
Distributions from net investment income	(.53)	(.52)	(.15)
Distributions from net realized gain	(.10)	-	-
Total distributions	(.63)	(.52)	(.15)
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 11.28	$ 10.74	$ 9.95
Total Return B,C	11.62%	13.44%	1.58%
Ratios to Average Net Assets E,H
Expenses before reductions	.84%	.89%	.85% A
Expenses net of fee waivers, if any	.84%	.89%	.85% A
Expenses net of all reductions	.84%	.89%	.85% A
Net investment income (loss)	5.17%	5.24%	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 217,435	$ 43,282	$ 2,930
Portfolio turnover rate F	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 within the fair value hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/12	Valuation Technique(s)	Unobservable Input	Range	Weighted Average
Asset-Backed Securities	$ 3,770,142	Discounted cash flow	Internal rate of return	20%	20%
		Discounted cash flow	Yield	8.5% - 15.8%	10.87%
		Market comparable	Spread	4.75%	4.75%
Collateralized Mortgage Obligations	$ 800,642	Discounted cash flow	Yield	14% - 42%	21%
Commercial MortgageSecurities	$ 9,977,496	Discounted cash flow	Yield	60%	60%
		Market comparable	Quoted price	$55	$55
		Market comparable	Spread	11.54% - 36.05%	27%
Common/ Preferred Stocks	$ 4,117,748	Market comparable	Transaction price	$.001 - $.01	$0.01
		Expected distribution	Recovery rate	0%	0%
		Adjusted book value	Book value multiple	1.0	1.0
Corporate Bonds	$ 2,218,279	Discounted cash flow	Constant prepayment rate	35%	35%
		Expected distribution	Recovery rate	0%	0%
Floating Rate Loans	$ 13,228,477	Discounted cash flow	Yield	9.6% - 9.75%	9.65%
Preferred Securities	-	Expected distribution	Recovery rate	0%	0%

For the unobservable inputs listed in the table above, a significant increase in yields, spreads, internal rates of return or constant prepayment rates could result in a significant decrease to the fair value measurement. A significant increase in estimated recovery rates, quoted prices, transactions prices or book value multiples would result in a significant increase to the fair value measurement.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to equity-debt classifications, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 229,881,115
Gross unrealized depreciation	(57,864,464)
Net unrealized appreciation (depreciation) on securities and other investments	$ 172,016,651

Tax Cost	$ 2,563,690,335

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 37,796,939
Undistributed long-term capital gain	$ 25,839,411
Net unrealized appreciation (depreciation)	$ 172,042,855

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 98,117,663	$ 66,688,371
Long-term Capital Gains	16,498,521	-
Total	$ 114,616,184	$ 66,688,371

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,228,544,087 and $513,304,249, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 218,203	$ 8,211
Class T	-%	.25%	36,778	-
Class C	.75%	.25%	304,416	166,771
			$ 559,397	$ 174,982

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 42,872
Class T	8,681
Class C*	7,056
$ 58,609

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 216,059.25
Class T	35,949.24
Class C	75,984.25
Real Estate Income	5,073,026.28
Institutional Class	284,409.22
	$ 5,685,427

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,704 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,657 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $73,576. During the period, there were no securities loaned to FCM.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Real Estate Income's operating expenses. During the period, this reimbursement reduced Real Estate Income's expenses by $31,380.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,839 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $429.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 3,854,404	$ 1,154,662
Class T	609,057	160,366
Class C	1,139,599	358,357
Real Estate Income	86,666,891	64,149,915
Institutional Class	5,847,712	865,071
Total	$ 98,117,663	$ 66,688,371
From net realized gain
Class A	$ 603,452	$ -
Class T	83,752	-
Class C	208,802	-
Real Estate Income	14,865,902	-
Institutional Class	736,613	-
Total	$ 16,498,521	$ -

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	8,276,874	5,544,292	$ 88,010,262	$ 58,675,375
Reinvestment of distributions	333,613	75,836	3,436,744	799,911
Shares redeemed	(2,031,559)	(384,554)	(21,254,183)	(4,105,728)
Net increase (decrease)	6,578,928	5,235,574	$ 70,192,823	$ 55,369,558
Class T
Shares sold	1,725,200	662,414	$ 18,422,015	$ 7,018,853
Reinvestment of distributions	49,495	12,671	511,986	132,964
Shares redeemed	(163,799)	(50,669)	(1,727,688)	(536,547)
Net increase (decrease)	1,610,896	624,416	$ 17,206,313	$ 6,615,270
Class C
Shares sold	3,117,808	2,030,776	$ 33,302,251	$ 21,411,850
Reinvestment of distributions	110,126	29,432	1,128,377	309,638
Shares redeemed	(534,569)	(125,083)	(5,534,157)	(1,328,625)
Net increase (decrease)	2,693,365	1,935,125	$ 28,896,471	$ 20,392,863
Real Estate Income
Shares sold	90,720,847	89,725,340	$ 959,813,942	$ 943,333,748
Reinvestment of distributions	8,913,831	5,601,468	91,762,119	58,273,356
Shares redeemed	(54,623,988)	(44,449,757)	(572,115,634)	(467,916,333)
Net increase (decrease)	45,010,690	50,877,051	$ 479,460,427	$ 533,690,771
Institutional Class
Shares sold	16,926,727	4,361,479	$ 177,564,635	$ 46,245,871
Reinvestment of distributions	472,572	55,523	4,899,349	583,903
Shares redeemed	(2,146,783)	(681,623)	(22,734,449)	(7,257,237)
Net increase (decrease)	15,252,516	3,735,379	$ 159,729,535	$ 39,572,537

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 19, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Income Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/10/12	09/07/12	$0.145	$0.143
Class T	09/10/12	09/07/12	$0.145	$0.143
Class C	09/10/12	09/07/12	$0.127	$0.143

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2012, $34,246,008, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the fourth quartile for the one-year period and the first quartile for three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

REIA-UANN-0912
1.907548.102

Fidelity®

Series Real Estate Income

Fund

Fidelity Series Real Estate Income Fund

Class F

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Real Estate Income Fund or 1-800-835-5092 for Class F to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take each class' cumulative total return and show you what would have happened if Fidelity® Series Real Estate Income Fund shares and Class F shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Income Fund, a class of the fund, on October 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

12,000
11,750
11,500
11,250
11,000
10,750
10,500
10,250
$10,000
2011
2012
Period Ending Values
$11,467 Fidelity Series Real Estate Income Fund
$11,540 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: Market conditions shifted between intervals of "risk on" and "risk off" during the nine-month period ending July 31, 2012. During the risk-off times - which most notably included a stretch in late 2011 as well as May 2012 - macro concerns about the eurozone debt crisis and slowing U.S. economic growth took center stage. For most of the first seven months of 2012, however, risk-on returned to the market, causing credit spreads across most asset classes to rally. For real estate, the story was a combination of lower interest rates and good property supply-and-demand fundamentals. Lower interest rates made income-generating real estate securities look more attractive, while good business fundamentals created rising earnings for property owners. In all, common stocks of real estate investment trusts (REITs), as measured by the FTSE® NAREIT® All REITs Index, gained 19.10%, while real estate bonds, reflected in The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 9.84%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, returned 10.37%, while the broad U.S. equity market, as measured by the S&P 500® Index, returned 11.90%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Series Real Estate Income Fund: Between the fund's October 20, 2011, inception date and July 31, 2012, the fund's Series Real Estate Income and Class F shares gained 14.67% and 14.89%, respectively. In comparison, the Fidelity Series Real Estate Income Composite IndexSM - a 40/50/10 blend of the MSCI® REIT index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® index, respectively - rose 13.31%. In a favorable environment for real estate securities, all of the fund's asset classes enjoyed solid performance, led by REIT common stocks. Meanwhile, the fund's preferred real estate stocks modestly outpaced the average preferred stock in the MSCI index. Looking at the fund's fixed-income holdings, investments in high-yield real estate bonds and commercial mortgage-backed securities (CMBS) beat the BofA Merrill Lynch index by several percentage points. One area of slight underperformance came from the portfolio's investment-grade real estate bond holdings, which, because of my decision to limit interest rate risk, returned somewhat less than the BofA Merrill Lynch index. In addition, holding a roughly 4% cash position limited the fund's upside in a generally rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Series Real Estate Income	.80%
Actual		$ 1,000.00	$ 1,073.90	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,020.89	$ 4.02
Class F	.62%
Actual		$ 1,000.00	$ 1,075.50	$ 3.20
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.12

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Ventas, Inc.	1.6	1.6
MFA Financial, Inc.	1.4	1.5
Acadia Realty Trust (SBI)	1.4	1.5
Equity Lifestyle Properties, Inc.	1.4	1.4
Excel Trust, Inc. Series B, 8.125%	1.3	1.5
	7.1
Top Five Bonds as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.992% 11/15/15	3.8	2.5
Wachovia Ltd./Wachovia LLC Series 2006-1A Class A1B, 0.7976% 9/25/26	1.3	1.4
Standard Pacific Corp. 8.375% 5/15/18	1.3	1.4
Forest City Enterprises, Inc. 7.625% 6/1/15	1.2	0.6
iStar Financial, Inc. 5.875% 3/15/16	1.1	0.3
	8.7
Top Five REIT Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	12.4	7.5
REITs - Shopping Centers	7.0	6.9
REITs - Health Care Facilities	5.8	6.2
REITs - Management/Investment	5.6	5.7
REITs - Hotels	4.0	5.1
Asset Allocation (% of fund's net assets)
As of July 31, 2012*	As of January 31, 2012**
Common Stocks 15.4%	Common Stocks 16.4%
Preferred Stocks 18.7%	Preferred Stocks 15.8%
Bonds 55.9%	Bonds 55.1%
Convertible Securities 4.2%	Convertible Securities 3.3%
Other Investments 2.1%	Other Investments 2.4%
Short-Term Investments and Net Other Assets (Liabilities) 3.7%	Short-Term Investments and Net Other Assets (Liabilities) 7.0%

* Foreign investments	5.8%	** Foreign investments	6.1%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 15.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.4%
Household Durables - 0.4%
Standard Pacific Corp. (a)(e)	529,900	$ 3,004,533
FINANCIALS - 13.7%
Capital Markets - 0.0%
HFF, Inc. (a)	30,400	397,024
Real Estate Investment Trusts - 13.6%
Acadia Realty Trust (SBI)	420,200	10,059,588
American Campus Communities, Inc.	9,100	433,706
American Residential Properties, Inc. (f)	119,000	2,380,000
American Tower Corp.	25,200	1,822,212
AmREIT, Inc.	39,300	553,737
Annaly Capital Management, Inc.	51,200	892,416
Anworth Mortgage Asset Corp.	271,800	1,804,752
Apartment Investment & Management Co. Class A	51,900	1,423,617
Associated Estates Realty Corp.	67,100	1,001,803
CapLease, Inc.	342,800	1,559,740
CBL & Associates Properties, Inc.	164,200	3,239,666
Chartwell Seniors Housing (REIT) (f)	14,700	147,169
Chesapeake Lodging Trust	68,500	1,162,445
Chimera Investment Corp.	130,000	280,800
CommonWealth REIT	49,900	910,176
Cousins Properties, Inc.	26,100	198,099
Cys Investments, Inc. (e)	170,300	2,462,538
DCT Industrial Trust, Inc.	213,500	1,336,510
DiamondRock Hospitality Co.	71,700	678,282
Douglas Emmett, Inc.	35,100	825,201
Dynex Capital, Inc.	210,700	2,189,173
EastGroup Properties, Inc.	9,500	508,060
Education Realty Trust, Inc.	102,100	1,196,612
Equity Lifestyle Properties, Inc.	139,300	10,018,456
Excel Trust, Inc.	206,300	2,525,112
First Potomac Realty Trust	61,500	712,785
Glimcher Realty Trust	88,400	885,768
Hatteras Financial Corp.	22,200	649,350
Highwoods Properties, Inc. (SBI)	13,300	450,471
Lexington Corporate Properties Trust (e)	353,000	3,155,820
LTC Properties, Inc.	46,200	1,649,340
MFA Financial, Inc.	1,254,200	10,133,936
Mid-America Apartment Communities, Inc.	8,900	616,147
Monmouth Real Estate Investment Corp. Class A	34,000	378,760
National Retail Properties, Inc.	29,500	870,250
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Newcastle Investment Corp.	450,000	$ 3,352,500
Prologis, Inc.	126,900	4,102,677
Retail Properties America, Inc.	57,300	571,281
Senior Housing Properties Trust (SBI)	73,800	1,678,950
Stag Industrial, Inc.	154,500	2,234,070
Summit Hotel Properties, Inc.	87,100	722,930
Sunstone Hotel Investors, Inc. (a)	33,600	336,336
Two Harbors Investment Corp.	25,600	293,632
Ventas, Inc.	167,000	11,230,750
Washington (REIT) (SBI)	10,300	275,010
Western Asset Mortgage Capital Corp. (e)	19,400	396,148
Weyerhaeuser Co.	47,200	1,102,120
		95,408,901
Real Estate Management & Development - 0.1%
Kennedy-Wilson Holdings, Inc.	50,600	692,208
TOTAL FINANCIALS		96,498,133
HEALTH CARE - 1.3%
Health Care Providers & Services - 1.3%
Brookdale Senior Living, Inc. (a)	204,300	3,362,778
Capital Senior Living Corp. (a)	219,900	2,471,676
Emeritus Corp. (a)	186,600	3,162,870
		8,997,324
TOTAL COMMON STOCKS (Cost $90,233,241)		108,499,990
Preferred Stocks - 19.7%

Convertible Preferred Stocks - 1.0%
FINANCIALS - 1.0%
Real Estate Investment Trusts - 1.0%
CommonWealth REIT 6.50%	127,200	3,033,720
Health Care REIT, Inc. Series I, 6.50%	16,200	918,338
Lexington Corporate Properties Trust Series C, 6.50%	58,800	2,780,652
		6,732,710
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 18.7%
FINANCIALS - 18.7%
Diversified Financial Services - 0.4%
DRA CRT Acquisition Corp. Series A, 8.50%	1,400	$ 23,800
Red Lion Hotels Capital Trust 9.50%	112,200	2,918,322
		2,942,122
Real Estate Investment Trusts - 17.7%
American Capital Agency Corp. 8.00%	120,000	3,162,000
Annaly Capital Management, Inc.:
Series A, 7.875%	150,300	4,029,543
Series C, 7.625%	9,839	252,862
Anworth Mortgage Asset Corp. Series A, 8.625%	178,800	4,684,560
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625% (a)	32,105	806,638
Ashford Hospitality Trust, Inc. Series E, 9.00%	35,948	959,452
BioMed Realty Trust, Inc. Series A, 7.375%	16,200	413,100
Brandywine Realty Trust Series D, 7.375%	9,200	236,164
Campus Crest Communities, Inc. Series A, 8.00%	71,569	1,903,735
CapLease, Inc.:
Series A, 8.125%	22,150	557,737
Series B, 8.375%	160,000	4,161,600
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	8,100	205,983
7.375%	67,200	1,712,928
Cedar Shopping Centers, Inc. 8.875%	38,598	993,127
Chesapeake Lodging Trust Series A, 7.75% (a)	64,034	1,620,701
Colony Financial, Inc. Series A, 8.50%	77,829	1,984,640
CommonWealth REIT 7.50%	24,923	543,820
Corporate Office Properties Trust Series L, 7.375% (a)	80,000	2,034,400
Cousins Properties, Inc.:
Series A, 7.75%	84,500	2,125,175
Series B, 7.50%	34,900	881,225
CubeSmart Series A, 7.75%	40,000	1,064,800
Cys Investments, Inc. Series A, 7.75% (a)	10,014	250,350
DDR Corp. Series J, 6.50% (a)(g)	30,181	748,489
Digital Realty Trust, Inc. Series F, 6.625%	20,000	525,000
Duke Realty LP:
8.375%	51,200	1,350,144
Series L, 6.60%	4,300	109,564
Dynex Capital, Inc. Series A, 8.50% (a)	96,313	2,388,562
Equity Lifestyle Properties, Inc. 8.034%	213,823	5,452,487
Equity Residential (depositary shares) Series N, 6.48%	17,200	432,408
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Essex Property Trust, Inc. Series H, 7.125%	8,100	$ 217,242
Excel Trust, Inc. Series B, 8.125%	360,000	9,342,000
First Potomac Realty Trust 7.75%	107,746	2,793,854
Gladstone Commercial Corp. Series C, 7.125%	67,762	1,738,095
Glimcher Realty Trust:
Series F, 8.75%	1,400	35,545
Series G, 8.125%	83,050	2,094,521
Health Care REIT, Inc. Series J, 6.50%	20,000	538,800
Hersha Hospitality Trust Series B, 8.00%	18,928	490,803
Hospitality Properties Trust:
Series C, 7.00%	60,600	1,539,846
Series D, 7.125%	40,200	1,082,586
Hudson Pacific Properties, Inc. 8.375%	77,800	2,060,922
Inland Real Estate Corp. Series A, 8.125%	200,000	5,166,000
Invesco Mortgage Capital, Inc. Series A,	30,151	753,775
Investors Real Estate Trust Series B, 7.95% (a)	33,428	835,700
Kilroy Realty Corp. Series G, 6.875%	20,000	526,000
Kimco Realty Corp. Series G, 7.75%	167,900	4,269,697
Kite Realty Group Trust 8.25%	4,100	107,748
LaSalle Hotel Properties:
Series G, 7.25%	71,100	1,812,339
Series H, 7.50%	7,192	191,091
LBA Realty Fund II Series B, 7.625% (a)	118,900	2,259,100
Lexington Realty Trust 7.55%	16,500	415,965
MFA Financial, Inc.:
8.00%	108,747	2,778,486
Series A, 8.50%	306,700	7,986,468
Monmouth Real Estate Investment Corp. Series B, 7.875%	30,000	802,500
National Retail Properties, Inc. Series D, 6.625%	17,563	461,907
Parkway Properties, Inc. Series D, 8.00%	18,518	467,580
Pebblebrook Hotel Trust:
Series A, 7.875%	49,000	1,281,350
Series B, 8.00%	37,400	988,856
Prologis, Inc.:
Series O, 7.00%	900	22,788
Series Q, 8.54%	15,800	975,650
PS Business Parks, Inc. Series P, 6.70%	52,700	1,335,418
Regency Centers Corp. Series 6, 6.625%	17,739	471,148
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Saul Centers, Inc.:
8.00%	36,400	$ 934,024
Series B (depositary shares) 9.00%	24,400	636,840
Stag Industrial, Inc. Series A, 9.00%	280,000	7,635,600
Summit Hotel Properties, Inc. Series A, 9.25%	173,700	4,688,163
Sunstone Hotel Investors, Inc.:
Series A, 8.00%	126,400	3,216,880
Series D, 8.00%	20,200	524,594
Terreno Realty Corp. Series A 7.75%	44,310	1,140,096
UMH Properties, Inc. Series A, 8.25%	70,500	1,866,840
Weingarten Realty Investors (SBI) Series F, 6.50%	62,800	1,586,328
Winthrop Realty Trust Series D, 9.25%	35,000	932,050
		124,596,389
Real Estate Management & Development - 0.6%
Forest City Enterprises, Inc. 7.375%	180,500	4,292,290
TOTAL FINANCIALS		131,830,801
TOTAL PREFERRED STOCKS (Cost $132,558,125)		138,563,511
Corporate Bonds - 28.5%
	Principal Amount
Convertible Bonds - 3.2%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Morgans Hotel Group Co. 2.375% 10/15/14	$ 1,365,000	1,199,494
FINANCIALS - 3.0%
Real Estate Investment Trusts - 2.7%
Annaly Capital Management, Inc.:
4% 2/15/15	405,000	513,844
5% 5/15/15	6,690,000	6,715,088
CapLease, Inc. 7.5% 10/1/27 (f)	4,458,000	4,463,573
Northstar Realty Finance LP 8.875% 6/15/32 (f)	5,000,000	5,162,500
Corporate Bonds - continued
	Principal Amount	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
ProLogis LP:
1.875% 11/15/37	$ 1,783,000	$ 1,778,543
2.625% 5/15/38	405,000	406,033
		19,039,581
Real Estate Management & Development - 0.3%
Corporate Office Properties LP 4.25% 4/15/30 (f)	1,940,000	1,910,900
Grubb & Ellis Co. 7.95% 5/1/15 (d)(f)	1,540,000	7,700
		1,918,600
TOTAL FINANCIALS		20,958,181
TOTAL CONVERTIBLE BONDS		22,157,675
Nonconvertible Bonds - 25.3%
CONSUMER DISCRETIONARY - 8.0%
Hotels, Restaurants & Leisure - 0.7%
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625% 1/15/16 (f)	440,000	460,900
FelCor Lodging LP 6.75% 6/1/19	1,375,000	1,454,063
Times Square Hotel Trust 8.528% 8/1/26 (f)	2,821,382	3,231,518
		5,146,481
Household Durables - 6.8%
D.R. Horton, Inc. 6.5% 4/15/16	811,000	890,073
KB Home:
5.875% 1/15/15	1,216,000	1,228,160
6.25% 6/15/15	5,634,000	5,718,510
7.25% 6/15/18	2,110,000	2,131,100
8% 3/15/20	2,395,000	2,502,775
9.1% 9/15/17	3,230,000	3,504,550
Lennar Corp.:
5.5% 9/1/14	3,242,000	3,400,048
5.6% 5/31/15	1,216,000	1,295,040
6.95% 6/1/18	1,720,000	1,883,400
M/I Homes, Inc. 8.625% 11/15/18	6,764,000	7,203,660
Meritage Homes Corp.:
7% 4/1/22 (f)	2,005,000	2,090,213
7.15% 4/15/20	440,000	462,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Ryland Group, Inc.:
6.625% 5/1/20	$ 445,000	$ 467,250
8.4% 5/15/17	1,446,000	1,662,900
Standard Pacific Corp.:
8.375% 5/15/18	8,047,000	8,941,826
10.75% 9/15/16	2,284,000	2,746,510
Standard Pacific Escrow LLC 10.75% 9/15/16 (f)	1,000,000	1,090,000
Toll Brothers Finance Corp. 5.875% 2/15/22	450,000	482,625
		47,700,640
Multiline Retail - 0.5%
JC Penney Corp., Inc.:
5.65% 6/1/20	1,280,000	1,073,600
5.75% 2/15/18	756,000	660,555
Sears Holdings Corp. 6.625% 10/15/18	2,053,000	1,842,568
		3,576,723
TOTAL CONSUMER DISCRETIONARY		56,423,844
FINANCIALS - 15.5%
Diversified Financial Services - 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	2,172,000	2,283,315
8% 1/15/18	1,215,000	1,290,938
8% 1/15/18 (f)	580,000	614,800
		4,189,053
Real Estate Investment Trusts - 9.9%
Camden Property Trust 5% 6/15/15	1,135,000	1,228,059
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15	917,000	1,019,687
6.25% 6/15/14	949,000	1,006,840
CubeSmart LP 4.8% 7/15/22	1,000,000	1,057,504
Developers Diversified Realty Corp.:
7.5% 7/15/18	2,407,000	2,801,900
9.625% 3/15/16	2,254,000	2,739,489
Duke Realty LP 6.25% 5/15/13	608,000	628,615
Equity One, Inc.:
5.375% 10/15/15	405,000	429,922
6% 9/15/16	811,000	893,264
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Equity One, Inc.: - continued
6.25% 12/15/14	$ 811,000	$ 877,147
6.25% 1/15/17	811,000	902,466
Health Care Property Investors, Inc.:
6% 6/15/14	660,000	705,989
6% 3/1/15	1,216,000	1,309,575
6.3% 9/15/16	3,850,000	4,404,046
7.072% 6/8/15	405,000	451,541
Health Care REIT, Inc. 4.125% 4/1/19	1,000,000	1,040,204
Healthcare Realty Trust, Inc.:
5.125% 4/1/14	811,000	847,171
6.5% 1/17/17	506,000	568,313
Highwoods/Forsyth LP 5.85% 3/15/17	2,593,000	2,816,366
Hospitality Properties Trust:
5.625% 3/15/17	1,248,000	1,334,775
6.7% 1/15/18	811,000	904,540
6.75% 2/15/13	1,013,000	1,015,156
7.875% 8/15/14	405,000	437,421
HRPT Properties Trust 6.25% 8/15/16	4,000,000	4,297,700
iStar Financial, Inc.:
5.85% 3/15/17	825,000	750,750
5.875% 3/15/16	8,610,000	8,007,300
5.95% 10/15/13	3,833,000	3,698,845
6.05% 4/15/15	332,000	315,400
6.5% 12/15/13	1,020,000	1,002,150
8.625% 6/1/13	1,745,000	1,762,450
9% 6/1/17 (f)	3,440,000	3,491,600
MPT Operating Partnership LP/MPT Finance Corp. 6.375% 2/15/22	890,000	921,150
National Retail Properties, Inc. 6.875% 10/15/17	1,621,000	1,842,526
Nationwide Health Properties, Inc.:
6% 5/20/15	1,540,000	1,716,073
6.25% 2/1/13	1,621,000	1,662,135
Omega Healthcare Investors, Inc. 7.5% 2/15/20	811,000	908,320
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14	1,378,000	1,458,073
Potlatch Corp. 7.5% 11/1/19	811,000	859,660
ProLogis LP 7.625% 7/1/17	1,268,000	1,499,127
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20	$ 811,000	$ 942,869
Senior Housing Properties Trust:
6.75% 4/15/20	576,000	636,228
6.75% 12/15/21	2,000,000	2,228,950
UDR, Inc. 5.5% 4/1/14	1,000,000	1,052,347
United Dominion Realty Trust, Inc.:
5.25% 1/15/15	405,000	434,702
5.25% 1/15/16	811,000	875,892
		69,784,237
Real Estate Management & Development - 5.0%
AMB Property LP 5.9% 8/15/13	486,000	504,929
Brandywine Operating Partnership LP:
5.4% 11/1/14	1,216,000	1,275,613
6% 4/1/16	811,000	886,154
7.5% 5/15/15	405,000	454,561
CB Richard Ellis Services, Inc. 11.625% 6/15/17	811,000	916,430
Colonial Properties Trust:
6.15% 4/15/13	1,013,000	1,036,888
6.25% 6/15/14	1,293,000	1,370,638
6.875% 8/15/12	811,000	812,169
Colonial Realty LP 6.05% 9/1/16	1,216,000	1,316,453
First Industrial LP 5.75% 1/15/16	811,000	846,277
Forest City Enterprises, Inc.:
6.5% 2/1/17	6,171,000	5,939,588
7.625% 6/1/15	8,735,000	8,658,569
Host Hotels & Resorts LP:
6% 10/1/21	485,000	543,200
9% 5/15/17	608,000	670,320
Kennedy-Wilson, Inc. 8.75% 4/1/19	215,000	227,900
Post Apartment Homes LP 6.3% 6/1/13	811,000	836,621
Realogy Corp.:
7.875% 2/15/19 (f)	1,450,000	1,460,875
9% 1/15/20 (f)	560,000	586,600
Regency Centers LP:
5.25% 8/1/15	3,250,000	3,502,411
5.875% 6/15/17	486,000	557,320
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17	$ 2,035,000	$ 2,238,500
Ventas Realty LP 4% 4/30/19	597,000	636,432
		35,278,448
TOTAL FINANCIALS		109,251,738
HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19	1,835,000	1,903,813
Health Care Providers & Services - 1.2%
Health Management Associates, Inc. 7.375% 1/15/20 (f)	385,000	415,800
Sabra Health Care LP/Sabra Capital Corp.:
8.125% 11/1/18	7,047,000	7,610,760
8.125% 11/1/18 (f)	520,000	560,300
		8,586,860
TOTAL HEALTH CARE		10,490,673
MATERIALS - 0.3%
Paper & Forest Products - 0.3%
Plum Creek Timberlands LP 5.875% 11/15/15	1,621,000	1,792,894
TOTAL NONCONVERTIBLE BONDS		177,959,149
TOTAL CORPORATE BONDS (Cost $189,208,663)		200,116,824
Asset-Backed Securities - 6.4%

Anthracite CDO I Ltd. Series 2002-CIBA Class B, 6.633% 5/24/37 (f)	1,331,000	1,331,799
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.6068% 3/23/19 (f)(h)	1,529,601	1,449,297
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (f)	2,552,044	2,574,502
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.7076% 1/20/37 (f)(h)	1,076,250	959,886
Asset-Backed Securities - continued
	Principal Amount	Value
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.7096% 4/7/52 (f)(h)	$ 3,845,307	$ 2,762,623
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,011,010
Series 2002-2 Class M2, 9.163% 3/1/33	2,026,000	1,127,937
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (f)	1,734,000	1,696,546
Class B2, 1.8106% 12/28/35 (f)(h)	1,711,000	1,557,010
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	1,627,000	1,526,471
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	3,949,399	1,620,554
N-Star Real Estate CDO Ltd. Series 1A Class B1, 2.1419% 8/28/38 (f)(h)	3,574,000	3,180,860
Prima Capital Ltd. Series 2006-CR1A Class A2, 5.533% 12/28/48 (f)	2,570,000	2,518,600
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33	301,632	113,357
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.9676% 9/25/26 (f)(h)	2,432,000	1,216,000
Series 2006-1A:
Class A1A, 0.7276% 9/25/26 (f)(h)	2,162,706	1,946,436
Class A1B, 0.7976% 9/25/26 (f)(h)	11,266,000	9,407,110
Class A2A, 0.6876% 9/25/26 (f)(h)	3,379,280	3,277,901
Class C 0.9976% 9/25/26 (f)(h)	1,010,000	802,950
Class F, 1.6176% 9/25/26 (f)(h)	1,824,000	1,349,760
Class G, 1.8176% 9/25/26 (f)(h)	1,273,000	918,215
Class H, 2.1176% 9/25/26 (f)(h)	3,486,000	2,431,485
TOTAL ASSET-BACKED SECURITIES (Cost $40,082,587)		44,780,309
Collateralized Mortgage Obligations - 0.8%

Private Sponsor - 0.8%
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.4288% 6/15/22 (f)(h)	1,301,961	1,222,974
FREMF Mortgage Trust:
Series 2010 K7 Class B, 5.6186% 4/25/20 (f)(h)	2,605,000	2,814,056
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
FREMF Mortgage Trust: - continued
Series 2010-K6 Class B, 5.5326% 12/25/46 (f)(h)	$ 811,000	$ 871,094
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (f)	811,000	816,300
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,196,890)		5,724,424
Commercial Mortgage Securities - 23.4%

Banc of America Commercial Mortgage, Inc.:
sequential payer:
Series 2002-2 Class F, 5.487% 7/11/43	3,242,000	3,268,212
Series 2005-1 Class A3, 4.877% 11/10/42	75,931	75,875
Series 2005-1 Class CJ, 5.3652% 11/10/42 (h)	1,175,000	1,230,849
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.992% 11/15/15 (f)(h)	27,894,411	26,638,868
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.2488% 3/15/22 (f)(h)	2,132,000	1,300,663
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6187% 3/11/39 (h)	2,432,000	2,322,229
Chase Commercial Mortgage Securities Corp. Series 1998-1 Class H, 6.34% 5/18/30 (f)	1,621,000	1,413,123
COMM pass-thru certificates:
floater Series 2006-FL12 Class AJ, 0.3788% 12/15/20 (f)(h)	1,621,000	1,471,456
sequential payer Series 2004-RS1 Class A, 5.648% 3/3/41 (f)	1,527,994	1,539,454
Commercial Mortgage pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (h)	2,000,000	2,018,892
Series 2011-STRT Class C, 4.755% 12/10/24 (f)	500,000	501,029
Series 2012-CR1:
Class C, 5.547% 5/15/45	3,000,000	3,004,779
Class D, 5.547% 5/15/45 (f)	1,350,000	1,058,171
Commercial Mortgage Trust pass-thru certificates Series 2012-LC4:
Class C, 5.8248% 12/10/44 (h)	780,000	804,525
Class D, 5.8248% 12/10/44 (f)(h)	2,830,000	2,303,977
Communication Mortgage Trust Series 2011-THL:
Class E, 5.949% 6/9/28 (f)	2,260,000	2,301,044
Class F, 4.867% 6/9/28 (f)	3,640,000	3,323,589
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C2 Class F, 6.75% 11/15/30 (f)	811,000	873,611
Commercial Mortgage Securities - continued
	Principal Amount	Value
Credit Suisse First Boston Mortgage Securities Corp.: - continued
Series 2003-C3 Class D, 4.131% 5/15/38	$ 1,621,000	$ 1,627,375
CRESI Finance Ltd. Partnership floater Series 2006-A Class E, 1.8962% 3/25/17 (f)(h)	414,033	351,928
CRESIX Finance Ltd. Series 2006-AA:
Class F, 4.4462% 3/25/17 (f)(h)	1,783,000	1,479,890
Class G, 7.2462% 3/25/17 (f)(h)	1,516,000	1,212,800
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7284% 11/10/46 (f)(h)	2,450,000	2,187,588
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31	1,946,000	1,646,906
DLJ Commercial Mortgage Corp. Series 1998-CG1 Class B4, 7.4461% 6/10/31 (f)(h)	2,026,000	2,078,372
Extended Stay America Trust Series 2010-ESHA Class D, 5.4983% 11/5/27 (f)	4,500,000	4,589,012
FHMLC Multi-class participation certificates guaranteed Series K013 Class X3, 2.8846% 1/25/43 (h)(i)	4,806,000	806,404
Freddie Mac:
Series K011 Class X3, 2.6619% 12/25/43 (h)(i)	4,947,000	757,460
Series K012 Class X3, 2.3657% 1/25/41 (h)(i)	2,846,999	389,302
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (f)	5,467,870	5,331,173
GE Capital Commercial Mortgage Corp. Series 2002-1A Class H, 7.3556% 12/10/35 (f)(h)	1,035,000	1,034,857
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (h)	234,196	236,335
Class G, 6.75% 4/15/29 (h)	1,096,000	1,166,416
Series 1999-C1 Class F, 6.02% 5/15/33 (f)	981,720	1,008,659
Series 1999-C3 Class J, 6.974% 8/15/36	2,204,000	2,180,719
Series 2000-C1 Class K, 7% 3/15/33	165,819	124,558
Series 2003-C3 Class H, 5.9012% 4/10/40 (f)(h)	830,000	717,708
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (f)	811,000	820,882
Series 2002-C1 Class H, 5.903% 1/11/35 (f)	925,000	925,698
Series 2005-GG3 Class B, 4.894% 8/10/42 (h)	885,000	866,716
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 5.4585% 3/6/20 (f)(h)	2,270,000	2,272,025
Series 2012-GCJ7:
Class C, 5.721% 5/10/45 (h)	3,500,000	3,520,744
Class D, 5.721% 5/10/45 (f)	2,500,000	2,018,777
Commercial Mortgage Securities - continued
	Principal Amount	Value
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (f)	$ 6,300,000	$ 6,277,950
GS Mortgage Securities Trust Series 2012-GC6 Class C, 5.8273% 1/10/45 (f)(h)	2,400,000	2,460,598
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2009-IWST Class D, 7.6935% 12/5/27 (f)(h)	2,779,000	3,072,637
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (f)	2,620,000	2,772,849
Series 2010-CNTR Class D, 6.3899% 8/5/32 (f)(h)	1,216,000	1,281,341
Series 2012-CBX Class C, 5.1909% 6/16/45 (h)	1,240,000	1,237,719
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (f)	800,544	832,114
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2005-C3 Class AJ, 4.843% 7/15/40	3,760,000	3,847,503
Series 2005-C7 Class AJ, 5.323% 11/15/40	1,240,000	1,272,761
Series 2005-C1 Class E, 4.924% 2/15/40	1,000,000	907,156
Series 2006-C4 Class AJ, 6.0867% 6/15/38 (h)	2,511,000	2,184,487
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2007-LLFA Class E, 1.1488% 6/15/22 (f)(h)	1,770,000	1,497,509
Lstar Commercial Mortgage Trust:
Series 2011-1 Class D, 5.6245% 6/25/43 (f)(h)	1,564,000	1,460,950
Series 2011-1 Class B, 5.6245% 6/25/43 (f)(h)	1,897,000	1,941,580
Mezz Capital Commercial Mortgage Trust sequential payer Series 2004-C2 Class A, 5.318% 10/15/40 (f)	2,638,984	2,005,628
Morgan Stanley Capital I Trust:
sequential payer:
Series 2012-C4 Class E, 5.71% 3/15/45 (f)	1,250,000	1,056,250
Series 2004-RR2 Class A2, 5.45% 10/28/33 (f)	1,446,665	1,450,281
Series 2006-HQ10 Class AM, 5.36% 11/12/41	3,769,000	4,065,439
Series 1997-RR Class F, 7.35% 4/30/39 (f)(h)	290,271	267,049
Series 1998-CF1 Class G, 7.35% 7/15/32 (f)	1,781,121	1,252,473
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43	3,242,000	3,445,769
Series 2011-C1 Class C, 5.4216% 9/15/47 (f)(h)	2,000,000	2,109,245
Series 2011-C2:
Class D, 5.4951% 6/15/44 (f)(h)	1,532,000	1,437,368
Class E, 5.4951% 6/15/44 (f)(h)	1,946,000	1,613,429
Class F, 5.4951% 6/15/44 (f)(h)	1,467,000	1,158,930
Class XB, 0.5396% 6/15/44 (f)(h)(i)	51,641,000	1,637,020
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (f)	1,000,305	1,180,860
RBSCF Trust Series 2010-MB1 Class D, 4.8317% 4/15/24 (f)(h)	2,500,000	2,559,495
Commercial Mortgage Securities - continued
	Principal Amount	Value
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (f)	$ 2,026,000	$ 2,094,422
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.8238% 7/15/24 (f)(h)	1,459,000	994,189
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41	1,621,000	1,604,286
Series 2004-C12 Class D, 5.4942% 7/15/41 (h)	1,824,000	1,835,628
Series 2004-C14 Class B, 5.17% 8/15/41	2,708,000	2,856,396
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (f)	2,100,000	2,182,349
Class D, 5.7221% 3/15/44 (f)(h)	1,000,000	863,933
Series 2011-C5 Class C, 5.8246% 11/15/44 (f)(h)	1,250,000	1,328,314
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $155,896,539)		164,848,557
Floating Rate Loans - 2.1%

CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack term loan 2.47% 10/27/13 (h)	393,832	392,356
FINANCIALS - 0.6%
Real Estate Management & Development - 0.6%
CB Richard Ellis Services, Inc. Tranche D, term loan 3.7488% 9/4/19 (h)	1,022,804	1,014,284
Realogy Corp.:
Credit-Linked Deposit 3.2458% 10/10/13 (h)	235,637	220,320
Credit-Linked Deposit 4.4958% 10/10/16 (h)	155,605	147,047
term loan 4.4988% 10/10/16 (h)	1,988,611	1,879,238
Tranche 2LN, term loan 13.5% 10/15/17	1,219,000	1,243,380
		4,504,269
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Community Health Systems, Inc. term loan 3.9667% 1/25/17 (h)	393,006	390,325
Floating Rate Loans - continued
	Principal Amount	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Tranche B, term loan 4.5% 11/18/18 (h)	$ 497,500	$ 497,500
Skilled Healthcare Group, Inc. term loan 6.75% 4/9/16 (h)	3,234,656	3,234,656
		4,122,481
INDUSTRIALS - 0.4%
Construction & Engineering - 0.4%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (h)	3,216,048	3,095,446
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Crown Castle Operating Co. Tranche B, term loan 4% 1/31/19 (h)	1,996,047	1,993,652
TowerCo Finance LLC Tranche B, term loan 4.5% 2/2/17 (h)	671,306	672,145
		2,665,797
TOTAL FLOATING RATE LOANS (Cost $14,416,993)		14,780,349
Money Market Funds - 5.0%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	26,522,347	26,522,347
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	8,300,800	8,300,800
TOTAL MONEY MARKET FUNDS (Cost $34,823,147)		34,823,147
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $662,416,185)		712,137,111
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(9,131,771)
NET ASSETS - 100%		$ 703,005,340
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $188,722,969 or 26.8% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,159
Fidelity Securities Lending Cash Central Fund	16,499
Total	$ 44,658
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,004,533	$ 3,004,533	$ -	$ -
Financials	235,061,644	222,709,497	9,972,147	2,380,000
Health Care	8,997,324	8,997,324	-	-
Corporate Bonds	200,116,824	-	199,026,824	1,090,000
Asset-Backed Securities	44,780,309	-	29,154,429	15,625,880
Collateralized Mortgage Obligations	5,724,424	-	5,724,424	-
Commercial Mortgage Securities	164,848,557	-	145,694,719	19,153,838
Floating Rate Loans	14,780,349	-	14,780,349	-
Money Market Funds	34,823,147	34,823,147	-	-
Total Investments in Securities:	$ 712,137,111	$ 269,534,501	$ 404,352,892	$ 38,249,718
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Asset-Backed Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	80,722
Total Unrealized Gain (Loss)	2,990,883
Cost of Purchases	16,746,457
Proceeds of Sales	(4,700,195)
Amortization/Accretion	508,013
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 15,625,880
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ 2,990,883
Commercial Mortgage Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	302,885
Total Unrealized Gain (Loss)	1,132,779
Cost of Purchases	21,489,318
Proceeds of Sales	(4,606,959)
Amortization/Accretion	835,815
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 19,153,838
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ 1,132,779
Other Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	57,960
Cost of Purchases	3,415,000
Proceeds of Sales	-
Amortization/Accretion	(2,960)
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,470,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2012	$ 57,960

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and includes the value of securities received through affiliated in-kind transactions. See Note 6 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.3%
AAA,AA,A	9.6%
BBB	15.0%
BB	6.6%
B	13.7%
CCC,CC,C	6.4%
D	0.2%
Not Rated	9.4%
Equities	35.1%
Short-Term Investments and Net Other Assets	3.7%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $7,764,432) - See accompanying schedule: Unaffiliated issuers (cost $627,593,038)	$ 677,313,964
Fidelity Central Funds (cost $34,823,147)	34,823,147
Total Investments (cost $662,416,185)		$ 712,137,111
Cash		862,984
Receivable for investments sold		440,096
Receivable for fund shares sold		59,400
Dividends receivable		402,823
Interest receivable		4,384,763
Distributions receivable from Fidelity Central Funds		6,441
Other receivables		574
Total assets		718,294,192

Liabilities
Payable for investments purchased Regular delivery	$ 5,760,431
Delayed delivery	754,525
Accrued management fee	323,740
Other affiliated payables	85,957
Other payables and accrued expenses	63,399
Collateral on securities loaned, at value	8,300,800
Total liabilities		15,288,852

Net Assets		$ 703,005,340
Net Assets consist of:
Paid in capital		$ 639,692,000
Undistributed net investment income		8,139,158
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,453,252
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,720,930
Net Assets		$ 703,005,340

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Series Real Estate Income: Net Asset Value, offering price and redemption price per share ($416,151,002 ÷ 37,480,308 shares)	$ 11.10

Class F: Net Asset Value, offering price and redemption price per share ($286,854,338 ÷ 25,825,884 shares)	$ 11.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period October 20, 2011 (commencement of operations) to July 31, 2012

Investment Income
Dividends		$ 9,026,260
Interest		21,303,452
Income from Fidelity Central Funds		44,658
Total income		30,374,370

Expenses
Management fee	$ 2,606,696
Transfer agent fees	544,307
Accounting and security lending fees	219,045
Custodian fees and expenses	7,920
Independent trustees' compensation	2,829
Audit	72,166
Legal	520
Miscellaneous	1,515
Total expenses before reductions	3,454,998
Expense reductions	(2,276)	3,452,722
Net investment income (loss)		26,921,648
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,969,934
Foreign currency transactions	(307)
Total net realized gain (loss)		5,969,627
Change in net unrealized appreciation (depreciation) on: Investment securities	49,720,926
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		49,720,930
Net gain (loss)		55,690,557
Net increase (decrease) in net assets resulting from operations		$ 82,612,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period October 20, 2011 (commencement of operations) to July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,921,648
Net realized gain (loss)	5,969,627
Change in net unrealized appreciation (depreciation)	49,720,930
Net increase (decrease) in net assets resulting from operations	82,612,205
Distributions to shareholders from net investment income	(18,782,490)
Distributions to shareholders from net realized gain	(516,375)
Total distributions	(19,298,865)
Share transactions - net increase (decrease)	639,692,000
Total increase (decrease) in net assets	703,005,340

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $8,139,158)	$ 703,005,340

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Real Estate Income

Period ended July 31, 2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.47
Net realized and unrealized gain (loss)	.97
Total from investment operations	1.44
Distributions from net investment income	(.33)
Distributions from net realized gain	(.01)
Total distributions	(.34)
Net asset value, end of period	$ 11.10
Total Return B,C	14.67%
Ratios to Average Net Assets E,H
Expenses before reductions	.80% A
Expenses net of fee waivers, if any	.80% A
Expenses net of all reductions	.80% A
Net investment income (loss)	5.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 416,151
Portfolio turnover rate F	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended July 31, 2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.48
Net realized and unrealized gain (loss)	.98
Total from investment operations	1.46
Distributions from net investment income	(.34)
Distributions from net realized gain	(.01)
Total distributions	(.35)
Net asset value, end of period	$ 11.11
Total Return B,C	14.89%
Ratios to Average Net Assets E,H
Expenses before reductions	.62% A
Expenses net of fee waivers, if any	.62% A
Expenses net of all reductions	.62% A
Net investment income (loss)	5.88% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 286,854
Portfolio turnover rate F	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Income shares and Class F shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 within the fair value hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/12	Valuation Technique(s)	Unobservable Input	Range	Weighted Average
Asset-Backed Securities	$ 3,141,701	Discounted cash flow Market comparable	Yield Spread	8.5%-12.5% 4.75%	8.75% 4.75%
Commercial Mortgage Securities	$ 5,515,634	Market comparable	Spread	11.54%-31.63%	21.75%

Significant increases in any of the unobservable inputs listed in the table above would result in a significant decrease to the fair value measurement.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 51,926,321
Gross unrealized depreciation	(2,720,362)
Net unrealized appreciation (depreciation) on securities and other investments	$ 49,205,959

Tax Cost	$ 662,931,152

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,515,230
Undistributed long-term capital gain	$ 647,224
Net unrealized appreciation (depreciation)	$ 49,205,963

The tax character of distributions paid was as follows:

July 31, 2012
Ordinary Income	$ 19,298,865

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $745,773,733 and $129,718,961, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Real Estate Income, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets*
Series Real Estate Income	$ 544,307.18

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,982 for the period.

Exchanges In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and securities, including accrued interest, valued at $490,818,718 in exchange for 49,081,872 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $529 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $16,499. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,974 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $302.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended July 31, 2012 A
From net investment income
Series Real Estate Income	$ 12,027,607
Class F	6,754,883
Total	$ 18,782,490

Annual Report

10. Distributions to Shareholders - continued

Period ended July 31, 2012 A
From net realized gain
Series Real Estate Income	$ 360,160
Class F	156,215
Total	$ 516,375

A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Period ended July 31, 2012 A	Period ended July 31, 2012 A
Series Real Estate Income
Shares sold	37,244,380 B	$ 373,024,203 B
Reinvestment of distributions	1,190,173	12,387,767
Shares redeemed	(954,245)	(9,701,976)
Net increase (decrease)	37,480,308	$ 375,709,994
Class F
Shares sold	25,373,246 B	$ 259,200,242 B
Reinvestment of distributions	661,737	6,911,098
Shares redeemed	(209,099)	(2,129,334)
Net increase (decrease)	25,825,884	$ 263,982,006

A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

B Amount includes in-kind exchanges (see Note 6: Exchanges In-Kind)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from October 20, 2011 (commencement of operations) to July 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Income Fund as of July 31, 2012, the results of its operations, the changes in net assets, and the financial highlights for the period from October 20, 2011 (commencement of operations) to July 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 19, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Real Estate Income Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Income Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Real Estate Income	09/10/12	09/07/12	$0.168	$0.093
Class F	09/10/12	09/07/12	$0.173	$0.093

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2012, $647,224, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Series Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SRE-ANN-0912
1.924310.100

Item 2. Code of Ethics

As of the end of the period, July 31, 2012, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Real Estate Equity Fund, Fidelity Series Real Estate Income Fund, and Fidelity Series Small Cap Opportunities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2012 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$52,000	$-	$4,900	$2,300
Fidelity OTC Portfolio	$43,000	$-	$5,700	$1,400
Fidelity Real Estate Income Fund	$142,000	$-	$7,400	$600
Fidelity Series Real Estate Equity Fund	$32,000	$-	$5,700	$300
Fidelity Series Real Estate Income Fund	$60,000	$-	$5,700	$300
Fidelity Series Small Cap Opportunities Fund	$46,000	$-	$4,800	$600

July 31, 2011 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$50,000	$-	$4,900	$1,000
Fidelity OTC Portfolio	$43,000	$-	$6,000	$600
Fidelity Real Estate Income Fund	$144,000	$-	$7,600	$300
Fidelity Series Real Estate Equity Fund	$-	$-	$-	$-
Fidelity Series Real Estate Income Fund	$-	$-	$-	$-
Fidelity Series Small Cap Opportunities Fund	$46,000	$-	$4,600	$300

A Amounts may reflect rounding.

B Fidelity Series Real Estate Equity Fund and Fidelity Series Real Estate Income Fund commenced operations on October 20, 2011.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund (the "Funds"):

Services Billed by PwC

July 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$49,000	$-	$3,300	$1,700
Fidelity Dividend Growth Fund	$67,000	$-	$3,300	$5,100
Fidelity Growth & Income Portfolio	$70,000	$-	$4,300	$3,700
Fidelity International Real Estate Fund	$59,000	$-	$7,400	$1,600
Fidelity Leveraged Company Stock Fund	$53,000	$-	$4,300	$3,100
Fidelity Small Cap Growth Fund	$50,000	$-	$3,300	$2,300
Fidelity Small Cap Value Fund	$52,000	$-	$3,300	$2,500

July 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$50,000	$-	$3,300	$2,000
Fidelity Dividend Growth Fund	$69,000	$-	$3,300	$6,600
Fidelity Growth & Income Portfolio	$72,000	$-	$4,300	$4,900
Fidelity International Real Estate Fund	$59,000	$-	$7,400	$2,000
Fidelity Leveraged Company Stock Fund	$55,000	$-	$4,300	$4,100
Fidelity Small Cap Growth Fund	$51,000	$-	$3,300	$2,700
Fidelity Small Cap Value Fund	$53,000	$-	$3,300	$3,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2012A, B	July 31, 2011A, B
Audit-Related Fees	$615,000	$645,000
Tax Fees	$-	$-
All Other Fees	$1,115,000	$730,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Real Estate Equity Fund and Fidelity Series Real Estate Income Fund's commencement of operations.

Services Billed by PwC

	July 31, 2012A	July 31, 2011A
Audit-Related Fees	$4,450,000	$1,860,000
Tax Fees	$-	$-
All Other Fees	$-	$365,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2012 A, B	July 31, 2011 A, B
PwC	$5,700,000	$4,145,000
Deloitte Entities	$1,860,000	$1,495,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Real Estate Equity Fund and Fidelity Series Real Estate Income Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 27, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 27, 2012